UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 033-45961
File No. 811-06569

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			/X/

	Pre-Effective Amendment No.		/ /
	Post-Effective Amendment No.	199	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			/X/

	Amendment No.	199

(Check appropriate box or boxes)

IVY FUNDS
(Exact Name of Registrant as Specified in Charter)

100 Independence, 610 Market Street, Philadelphia, PA			19106-2354
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including Area Code:			(800) 523-1918

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Name and Address of Agent for Service)

Please send copies of all communications to:

Jonathan M. Kopcsik, Esq.

Taylor Brody, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600, Philadelphia, PA 19103-7018

(215) 564-8099

(215) 564-8071

Approximate Date of Proposed Public Offering:			July 29, 2022

It is proposed that this filing will become effective (check appropriate box):

/X/	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates solely to the Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Energy Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Value Fund, Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy International Value Fund, Delaware Ivy Securian Core Bond Fund and Delaware Ivy Securian Real Estate Securities Fund, series of the Registrant. The prospectuses and statements of additional information relating to the other series of the Registrant are not amended or superseded hereby.

--- C O N T E N T S ---

This Post-Effective Amendment No. 199 to Registration File No. 033-45961 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectuses (2)
4.	Part B – Statements of Additional Information (2)
5.	Part C – Other Information
6.	Signatures
7.	Exhibits

Prospectus

Nasdaq ticker symbols
	Class A	Class C	Class I	Class R6	Class R	Class Y
Delaware Ivy Asset Strategy Fund	WASAX	WASCX	IVAEX	IASTX	IASRX	WASYX
Delaware Ivy Balanced Fund	IBNAX	IBNCX	IYBIX	IBARX	IYBFX	IBNYX
Delaware Ivy Core Equity Fund	WCEAX	WTRCX	ICIEX	ICEQX	IYCEX	WCEYX
Delaware Ivy Systematic Emerging Markets Equity Fund	IPOAX	IPOCX	IPOIX	IMEGX	IYPCX	IPOYX
Delaware Climate Solutions Fund (formerly, Delaware Ivy Energy Fund)	IEYAX	IEYCX	IVEIX	IENRX	IYEFX	IEYYX
Delaware Global Value Equity Fund(formerly, Delaware Ivy Global Equity Income Fund)	IBIAX	IBICX	IBIIX	IICNX	IYGEX	IBIYX
Delaware Ivy Global Growth Fund	IVINX	IVNCX	IGIIX	ITGRX	IYIGX	IVIYX
Delaware Ivy International Core Equity Fund	IVIAX	IVIFX	ICEIX	IINCX	IYITX	IVVYX
Delaware Ivy Large Cap Growth Fund	WLGAX	WLGCX	IYGIX	ILGRX	WLGRX	WLGYX
Delaware Ivy Mid Cap Growth Fund	WMGAX	WMGCX	IYMIX	IGRFX	WMGRX	WMGYX
Delaware Ivy Mid Cap Income Opportunities Fund	IVOAX	IVOCX	IVOIX	IVOSX	IVORX	IVOYX
Delaware Ivy Science and Technology Fund	WSTAX	WSTCX	ISTIX	ISTNX	WSTRX	WSTYX
Delaware Ivy Smid Cap Core Fund	IYSAX	IYSCX	IVVIX	ISPVX	IYSMX	IYSYX
Delaware Ivy Small Cap Growth Fund	WSGAX	WRGCX	IYSIX	IRGFX	WSGRX	WSCYX
Delaware Ivy Value Fund	IYVAX	IYVCX	IYAIX	IVALX	IYVLX	IYVYX

July 29, 2022

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.Visit delawarefunds.com/edelivery.

Fund summaries	1
Delaware Ivy Asset Strategy Fund	1
Delaware Ivy Balanced Fund	7
Delaware Ivy Core Equity Fund	13
Delaware Ivy Systematic Emerging Markets Equity Fund	18
Delaware Climate Solutions Fund	23
[Delaware Global Value Equity Fund]	29
Delaware Ivy Global Growth Fund	35
Delaware Ivy International Core Equity Fund	40
Delaware Ivy Large Cap Growth Fund	45
Delaware Ivy Mid Cap Growth Fund	50
Delaware Ivy Mid Cap Income Opportunities Fund	55
Delaware Ivy Science and Technology Fund	60
Delaware Ivy Smid Cap Core Fund	65
Delaware Ivy Small Cap Growth Fund	70
Delaware Ivy Value Fund	75
How we manage the Funds	80
Our principal investment strategies	80
Other investment strategies	96
The risks of investing in the Funds	96
Disclosure of portfolio holdings information	208
Who manages the Funds	209
Investment manager	209
Portfolio managers	210
Manager of managers structure	218
Who’s who	219
About your account	220
Investing in the Funds	220
Choosing a share class	220
Dealer compensation	223
Payments to intermediaries	224
How to reduce your sales charge	224
Buying Class A shares at net asset value	225
Waivers of contingent deferred sales charges	226
How to buy shares	227
Calculating share price	228
Fair valuation	228
Retirement plans	228
Document delivery	229
Inactive accounts	229
How to redeem shares	229
Investor services	231
Frequent trading of Fund shares (market timing and disruptive trading)	232
Dividends, distributions, and taxes	234
Certain management considerations	236
Financial highlights	237
Appendix A: Hypothetical Investment and Expense Information	334
Additional information	365

Fund summaries

Delaware Ivy Asset Strategy Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Asset Strategy Fund seeks to provide total return.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.20%(2)	0.26%(2)	0.07%(2)	0.05%(2)	0.05%(2)	0.05%(2)
Total annual fund operating expenses	1.11%	1.92%	0.88%	0.72%	1.46%	1.11%
Fee waivers and expense reimbursements	none	none	none	none	none	(0.02%)(3)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.11%	1.92%	0.88%	0.72%	1.46%	1.09%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	“Other expenses” includes the expenses of any wholly-owned subsidiaries of the Fund.
[3]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class Y shares at 1.11% from November 15, 2021 through November 15, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund summaries

Class	A	C	I	R6	R	Y
1 year	$682	$195	$90	$74	$149	$111
3 years	$908	$603	$281	$230	$462	$351
5 years	$1,151	$1,037	$118	$401	$797	$610
10 years	$1,849	$2,243	$1,084	$894	$1,746	$1,350

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Asset Strategy Fund seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. Delaware Management Company (DMC), the Fund’s investment manager primarily invests a portion of the Fund’s assets in global equity securities that the Manager believes can outperform the Fund’s benchmark index, the MSCI ACWI Index, over a full market cycle before taking into account fund expenses (the Equity portion). The Manager then invests the Fund’s remaining assets in various additional asset classes, including but not limited to global fixed-income securities, United States Treasury (Treasury) instruments, precious metals, commodities and cash (the Diversifying portion), which seek to provide returns to the Fund while having less correlation to the Equity portion. The Manager may allocate the Fund’s investments among these different asset classes in different proportions at different times, but generally seeks to invest 50%-80% of the Fund’s total assets (with a long-term target of approximately 65%) in equities or equity-like securities and 20%-50% of the Fund’s total assets (with a long-term target of approximately 35%) in the Diversifying portion.

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), with respect to its role as sub-advisor of the Fund.

In selecting securities for the Fund, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of the Manager’s investment process also includes a top-down (assessing the market and economic environment) analysis.

With respect to the Equity portion, the Manager seeks what it believes are well-positioned companies with a strong and/or growing sustainable competitive advantage in attractive industries across the globe which the Manager believes can exceed current earnings estimates. The Manager looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. The Manager generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and/or offering what the Manager believes to be sustainable high free cash flow.

The Fund has the flexibility to invest in both growth and value companies. Although the Fund primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. Within the Diversifying portion, the Fund has the flexibility to invest in a wide range of assets that, in the Manager’s view, present attractive risk-adjusted returns as compared to the Equity portion, and/or reduce the Fund’s overall risk profile because such assets have less correlation to the assets within the Equity portion. Diversifying assets may be comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds and bank loans. Such fixed-income instruments may include a significant amount, up to 35% of the Fund’s total assets, in high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality. When selecting these instruments, the Manager focuses heavily on free cash flow and an issuer’s ability to de-lever itself (in other words, to reduce debt) through the credit cycle. The Fund also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or instrumentalities, international and supranational bonds issued or guaranteed by other governments, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as Treasury inflation-protected securities (TIPs), and cash.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund’s portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Within each of the Equity and the Diversifying portions, the Fund may invest in US and foreign securities. The Equity portion of the Fund generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and in securities denominated in currencies other than the US dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Manager may allocate the Fund’s investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. The Manager does not intend to concentrate the Fund in any geographical region or industry sector; however, it is not limited by investment style or by the issuer’s location or industry sector.

Subject to diversification limits, the Fund also may invest up to 10% of its total assets at the time of investment in precious metals.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Commodity-related investments risk — The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Bank loans and other direct indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Fund summaries

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Asset Strategy Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	19.33%	24.32%	-5.02%	-8.41%	-5.42%	18.37%	-5.49%	21.69%	13.46%	13.8%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -17.11%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 17.88% for the quarter ended June 30, 2020, and its lowest quarterly return was -19.74% for the quarter ended March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	9.81%	11.15%	7.55%
Class A return after taxes on distributions	6.70%	8.94%	5.85%
Class A return after taxes on distributions and sale of Fund shares	7.36%	8.33%	5.70%
Class C return before taxes	11.92%	11.12%	7.32%
Class I return before taxes	14.03%	12.24%	8.30%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	14.20%	14.20%	5.75%
Class R return before taxes	13.34%	13.34%	7.56%
Class Y return before taxes	13.80%	13.80%	7.95%
MSCI ACWI (All Country World Index) (gross) (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
F. Chace Brundige, CFA	Senior Vice President, Portfolio Manager	August 2014
Aaron D. Young	Vice President, Portfolio Manager	November 2021

Fund summaries

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Fund
Stefan Löwenthal	Managing Director, Chief Investment Officer – Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management – Global Multi-Asset Team	November 2021

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy Balanced Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Balanced Fund seeks to provide total return through a combination of capital appreciation and current income.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.13%	0.16%	0.03%	0.03%	0.03%	0.02%
Total annual fund operating expenses	1.04%	1.82%	0.84%	0.70%	1.44%	1.08%
Fee waivers and expense reimbursements	none	none	none	none	none	(0.01%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.04%	1.82%	0.84%	0.70%	1.44%	1.07%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class Y shares at 1.07% from November 15, 2021 through November 15, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$675	$185	$86	$72	$147	$109
3 years	$887	$573	$268	$224	$456	$342
5 years	$1,116	$985	$466	$390	$787	$595
10 years	$1,773	$2,137	$1,037	$871	$1,724	$1,316

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Balanced Fund seeks to achieve its objective by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its income-generating equity investments, including convertible securities, the Fund invests primarily in medium to large, well-established companies, although it may invest in securities issued by companies of any size. The Fund invests at least 50% of its total assets in equity securities including convertible securities. The Fund may invest in preferred stocks and REITs.

In addition, the Fund invests at least 30% of its total assets in debt securities with the objective of providing income and diversification although such diversification may not protect against market risk. The Fund’s debt securities may include US government securities or investment-grade corporate bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Delaware Management Company (DMC), the Fund’s investment manager, to be of comparable quality. The Fund may also invest up to 20% of its total assets in non-investment-grade debt securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), with respect to its role as sub-advisor of the Fund.

In evaluating investments for the Fund, the Manager focuses on companies with resilient business models characterized by stable growth rates; strong balance sheets; relative strength in earnings; attractive return profiles and valuation; and strong free cash flow generation. In so doing, the Manager evaluates a company’s management team, its financial position, its competitive position and the condition of its respective industry in addition to other factors. The Manager utilizes financial statements, independent research by its investment management personnel, third party research, brand studies done by outside parties and other tools and processes to identify what it believes to be attractive investment opportunities with a focus on the trajectory and sustainability of a company’s business model. The Manager also focuses on companies that possess a sustainable competitive advantage by evaluating factors such as brand equity/loyalty, proprietary technology, switching costs, access to distribution channels, capital requirements, economies of scale, and barriers to entry. In addition, the Manager’s analysis informs its view of an appropriate valuation for each potential investment.

Investment opportunities typically fall into two categories: company-specific ideas which include factors such as a company’s competitive positioning, production cycles, cost restructuring or a new management team; and thematic ideas where the Manager considers economic or political forces, interest rate term structure variances, cyclical inflections, changes in consumer behavior or technology shifts.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund’s portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

In selecting debt securities for the Fund, the Manager focuses on current income and capital preservation and generally seeks to invest in investment-grade securities. The Fund may invest up to 30% of its total assets in foreign securities, including equity and fixed-income securities. Additionally, many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may invest in bonds of any maturity or duration.

Generally, in determining whether to sell a security, the Manager uses the same analysis as identified above in order to determine if the security is appropriately valued or has met its anticipated price. The Manager also may sell a security if the security ceases to produce income, to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

In addition, the Manager may seek investment  advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and

Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Preferred stock risk — The risk that preferred stocks may be subordinated to bonds in terms of rights to their share of the company’s assets, may be less liquid than many other securities, and generally offer no voting rights with respect to the issuer.  Preferred stocks may also be adversely affected by interest rates and may be callable by the issuer.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

REIT-related risk — The risk that the value of a fund’s investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940 (1940 Act). In addition, a fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Fund summaries

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Balanced Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	11.5%	23.26%	7.28%	-0.41%	1.95%	11.38%	-3.31%	22.08%	14.35%	16.28%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -17.26%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.62% for the quarter ended June 30, 2020, and its lowest quarterly return was -16.28% for the quarter ended March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	12.20%	11.02%	9.70%
Class A return after taxes on distributions	9.30%	8.84%	8.21%
Class A return after taxes on distributions and sale of Fund shares	9.10%	8.30%	7.61%
Class C return before taxes	14.36%	11.00%	9.49%
Class I return before taxes	16.46%	12.07%	10.37%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	16.62%	12.25%	9.18%
Class R return before taxes (lifetime: 12/19/12-12/31/21)	15.78%	11.41%	9.51%
Class Y return before taxes	16.23%	11.81%	10.10%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%
Bloomberg US Aggregate Index* (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

* The Fund changed its primary fixed-income broad-based securities index to the Bloomberg US Aggregate Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Aaron D. Young	Vice President, Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Fund
Stefan Löwenthal	Managing Director, Chief Investment Officer – Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management – Global Multi-Asset Team	November 2021

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase

Fund summaries

requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy Core Equity Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Core Equity Fund seeks to provide capital growth and appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.11%	0.24%	0.03%	0.02%	0.03%	0.03%
Total annual fund operating expenses	0.97%	1.85%	0.79%	0.64%	1.39%	1.04%
Fee waivers and expense reimbursements	none	none	none	none	none	(0.20%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.97%	1.85%	0.79%	0.64%	1.39%	0.84%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class A shares at 1.03% and Class I and Class Y shares at 0.84% from July 29, 2021 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$668	$188	$329	$65	$142	$86
3 years	$866	$582	$496	$205	$440	$311
5 years	$1,080	$1,001	$678	$357	$761	$555
10 years	$1,696	$2,169	$1,203	$798	$1,669	$1,253

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Core Equity Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities, primarily in common stocks of large-capitalization companies. The Fund seeks to invest in companies that Delaware Management Company (Manager) believes are high-quality, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have leading positions in their industries. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Fund invests in securities that have the potential for capital appreciation, or that the Manager expects to resist market decline. Although the Fund primarily invests in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size. The Fund may invest in securities of companies across the valuation spectrum, including securities issued by growth and value companies.

The Manager believes that long-term earnings potential relative to market expectations is an important component for stock performance. The Manager balances a top-down (assessing the market environment) approach with a bottom-up (researching individual issuers) analysis when selecting securities for the Fund, and seeks to exploit what it believes to be catalysts for multi-year earnings growth in companies that it believes have strong or strengthening competitive advantages. Earnings catalysts are diversified across both thematic and company-specific projections.

From a top-down perspective, the Manager seeks to identify current trends or themes which indicate specific industries that have the potential to experience multi-year growth. The Manager considers various thematic catalysts in its analysis, including major macro-economic and political forces, cyclical inflections, changes in consumer behavior and technology shifts. Once a trend or theme is identified, the Manager seeks to invest for the Fund in what it believes are dominant companies that will benefit from these trends or themes; including companies that the Manager believes have long-term earnings potential that exceeds market expectations. Through its bottom-up stock selection, the Manager searches for companies for which it believes market expectations are too low with regard to the ability of the companies to grow their businesses.

In selecting securities for the Fund, the Manager may consider whether a company has new products to introduce, has undergone cost restructuring or a management change, or has improved its execution, among other factors.

The Fund typically holds a limited number of stocks (generally 40 to 50).

The Manager attempts to select securities that it believes have growth possibilities by looking at many factors, which may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, ESG characteristics, established brand, leadership position in its industry, stock price value, potential earnings catalyst, dividend payment history, anticipated future dividend yield, and prospects for capital return in the form of dividends and stock buybacks.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. Among other factors, the Manager considers whether, in its opinion, the security has fully appreciated according to the Manager’s forecast, has ceased to offer the prospect of significant growth potential, has had its competitive barriers diminished, has seen its earnings catalyst lose its impact, or has performed below the Manager’s expectations regarding the company’s long-term earnings potential. The Manager also may sell a security to reduce the Fund’s holding in that security if that issuer’s competitive advantage has diminished or if the Fund’s portfolio manager loses conviction in a previously identified trend or theme, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Information technology sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the information technology and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Core Equity Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager; however, the portfolio manager has not changed. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Fund summaries

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	18.2%	32.29%	9.11%	-0.74%	3.5%	20.38%	-4.54%	31.04%	21.78%	28.91%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -20.36%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 20.29% for the quarter ended June 30, 2020, and its lowest quarterly return was -17.74% for the quarter ended March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	24.42%	17.93%	14.86%
Class A return after taxes on distributions	20.71%	15.38%	12.92%
Class A return after taxes on distributions and sale of Fund shares	16.63%	13.82%	11.85%
Class C return before taxes	26.88%	17.79%	14.55%
Class I return before taxes	29.22%	19.05%	15.58%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	29.44%	19.22%	13.94%
Class R return before taxes (lifetime: 12/19/12-12/31/21)	28.42%	18.33%	14.49%
Class Y return before taxes	29.14%	19.02%	15.54%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Erik R. Becker	Senior Vice President, Portfolio Manager	February 2006

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund summaries

Delaware Ivy Systematic Emerging Markets Equity Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Systematic Emerging Markets Equity Fund seeks to provide growth of capital.

What are the Fund’s fees and expenses?

Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Delaware Investments Fund Services Company (DIFSC), the Fund’s transfer agent, have voluntarily agreed to waive all or a portion of its 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) in order to allow the Class Y expense rate to float to the Class A expense rate and to allow the Class R6 expense rate to float to the Class I expense rate from July 29, 2021 until such time as the voluntary expense cap is discontinued. This waiver is voluntary and may be modified or discontinued by the Distributor or DIFSC at any time, and without further notice.

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.25%	0.22%	0.06%	0.05%	0.06%	0.05%
Total annual fund operating expenses	1.37%	2.09%	1.08%	0.93%	1.68%	1.32%
Fee waivers and expense reimbursements	(0.22%)(2)	(0.18%)(2)	(0.28%)(2)	(0.17%)(2)	(0.18%)(2)	(0.17%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.15%	1.91%	0.80%	0.76%	1.50%	1.15%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class A shares at 1.56% and Class I shares and Class R6 shares at 0.99% from July 29, 2021 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$685	$194	$82	$78	$153	$117
3 years	$963	$637	$316	$279	$512	$402
5 years	$1,262	$1,107	$568	$498	$896	$707
10 years	$2,109	$2,407	$1,292	$1,127	$1,972	$1,575

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Systematic Emerging Markets Equity Fund invests, under normal circumstances, at least 80% of its net assets in equity securities, primarily common stock, of companies (i) from countries considered to be emerging market countries or (ii) that are economically linked to emerging market countries. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The Manager has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. The Fund may invest in companies of any size and market capitalization and in companies in any industry. The issuer of a security or other investment generally is deemed to be economically linked to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.

The Fund may invest up to 100% of its total assets in foreign securities and may invest in depositary receipts of foreign issuers. The Fund also may invest up to 20% of its net assets in companies that are not located in, or economically linked to, emerging market countries: (1) if the Fund’s portfolio managers believe that the performance of a company or its industry will be influenced by opportunities in the emerging markets; (2) to maintain exposure to industry segments where the portfolio managers believe there are not satisfactory investment opportunities in emerging market countries; and/or (3) if the portfolio managers believe there is the potential for benefit to the Fund.

The Fund may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China.

Using a systematic bottom-up approach, the Fund seeks to select securities that have (1) solid earnings appreciation with trending price action, (2) demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability, and corporate sustainability, and (3) reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock. Macquarie Investment Management Global Limited (MIMGL) may sell a security if it no longer believes that the security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

In determining whether to sell a security, the Manager generally considers whether the security has failed to meet its growth expectations, whether its valuation has exceeded its target, whether there has been a change in political regime, or whether it has lost confidence in management. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Fund summaries

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Capital repatriation risk — The risk that a fund may be unable to repatriate capital from its investments, in whole or in part, which may have an adverse effect on the cash flows and/or performance of the fund.  Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries. Adverse events in any one country within the Asia-Pacific region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on a fund than if the fund were more geographically diversified, which could result in greater volatility in the fund’s net asset value and losses.

China Investment Risk — The risk that the markets in the greater China region can experience significant volatility due to social, economic, regulatory, and political uncertainties.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as consumer discretionary) will decline because of changing expectations for the performance of that industry or sector.

Consumer discretionary sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the consumer discretionary and related sectors and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Systematic Emerging Markets Equity Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	16.78%	9.4%	-0.06%	-12.01%	9.88%	42.46%	-19.83%	23.21%	35%	-4.67%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -25.10%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 27.23% for the quarter ended June 30, 2020, and its lowest quarterly return was -23.93% for the quarter ended March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	-8.02%	11.81%	7.99%
Class A return after taxes on distributions	-8.03%	11.65%	7.84%
Class A return after taxes on distributions and sale of Fund shares	-4.56%	9.41%	6.48%
Class C return before taxes	-6.34%	11.84%	7.72%
Class I return before taxes	-4.38%	13.09%	8.82%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	-4.31%	13.14%	7.94%
Class R return before taxes (lifetime: 12/19/12-12/31/21)	-5.04%	12.29%	7.36%
Class Y return before taxes	-4.70%	12.69%	8.48%
MSCI Emerging Markets Index (net) (reflects no deduction for fees or expenses)	0.00%	0.00%	0.00%
MSCI Emerging Markets Index (gross) (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).

Fund summaries

The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-Advisors

Macquarie Investment Management Global Limited (MIMGL) serves as sub-advisor for the Fund. MIMGL is primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio managers	Title with MIMGL	Start date on the Fund
Benjamin Leung, CFA	Managing Director, Co-Head of Systematic Investments, Head of Research	November 2021
Scot Thompson	Managing Director, Co-Head of Systematic Investments, Portfolio Manager	November 2021

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Climate Solutions Fund, a series of Ivy Funds

(formerly, Delaware Ivy Energy Fund)

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Climate Solutions Fund seeks to provide capital growth while also seeking to invest in companies committed to reducing GHG emissions within their operations and/or through the products or services they offer.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.62%	0.49%	0.14%	0.13%	0.13%	0.13%
Total annual fund operating expenses	1.72%	2.34%	1.14%	0.99%	1.73%	1.38%
Fee waivers and expense reimbursements	(0.37%)(2)	(0.25%)(2)	(0.15%)(2)	(0.01%)(2)	none	(0.03%)(1)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.35%	2.09%	0.99%	0.98%	1.73%	1.35%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class A shares at 1.35%; Class C shares at 2.09%; and Class I shares at 0.99% from July 29, 2022 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

[3]

Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund summaries

Class	A	C	I	R6	R	Y
1 year	$705	$212	$101	$100	$176	$137
3 years	$1,052	$707	$347	$314	$545	$434
5 years	$1,422	$1,228	$613	$546	$939	$752
10 years	$2,459	$2,657	$1,373	$1,212	$2,041	$1,655

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Delaware Climate Solutions Fund seeks to achieve its objective by investing in securities of U.S. and non-U.S. issuers, including non-dollar securities and securities of emerging market issuers. The Fund focuses its investments on equity securities and equity-related investments and may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies that the Manager has identified as being capable of reducing, displacing and/or sequestering greenhouse gas (GHG) emissions or helping others to do so. In constructing the Fund’s entire portfolio, the Manager will also emphasize the selection of securities issued by companies that the Manager believes offer superior financial risk-adjusted returns.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. In addition, the Fund has a policy to concentrate (invest at least 25% of its net assets under normal circumstances) in companies within the energy industry. Companies in the energy industry include, but are not limited to, oil companies, oil and gas drilling, equipment and services companies, oil and gas exploration and production companies, oil and gas storage and transportation companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. Notwithstanding the foregoing, the Fund may also invest its assets across different industries outside of the energy industry.

The Manager’s investment process for the Fund begins with idea generation, focusing on the identification of companies capable of reducing, displacing, and/or sequestering GHG emissions or helping others to do so. The Manager’s investment process is designed to identify both “reducers” and “facilitators” for inclusion in the Fund’s portfolio. Companies identified as “reducers”, i.e., those reducing, displacing, and/or sequestering their own GHG emissions, are willing and able to make reductions in their absolute GHG emissions. Within these “reducer” companies, Manager gives preference to companies that are able to demonstrate a commitment to help remain on a transition pathway towards the goals of the United Nations Climate Change Paris Agreement of 2015 (“Paris Agreement”) by 2050. Companies identified by Manager as “facilitators”, i.e., those helping others reduce emissions, offer products and/or services that help reduce GHG emissions primarily through displacement and/or sequestration.

Progress towards the impact component of the Fund’s investment objective will be measured annually and a discussion of the progress will be included in its annual shareholder report. Those discussions will address the GHG emissions reduction efforts of the companies that the Fund considers “reducers” and also will address the progress of the companies the Fund considers “facilitators” toward implementing and commercializing products and services that are meant to contribute to the reduction of carbon emissions. Achievement of the impact component of the Fund’s investment objective is dependent upon companies’ ability to deliver on their stated emissions reduction goals through either their own actions and/or the products and services offered to others. Lack of capital, technological failure, changes in management goals, and regulatory restrictions are among the factors that may hinder the attainment of the impact objectives. The ability of the Fund to measure a company’s progress as a reducer or facilitator is, to a significant extent, contingent on the information disclosed by the company.

Data on emissions is sourced from company web sites, corporate sustainability reports, and third-party sources such as non-governmental organizations, sell-side research, and, on a limited basis. ESG data providers. For “reducers,” the Manager will source the most recent reported Scope 1 and Scope 2 emissions. To estimate a company’s emission reduction by 2030, the Manager will subtract current emissions from estimated emissions by 2030. Estimated emissions are sourced from company-disclosed targets and/or estimates from the Transition Pathway Initiative, which is a global, asset-owner led initiative that assesses companies' preparedness for the transition to a low carbon economy. Some company-level emission estimates will be calculated by applying forecasted changes in carbon intensity on a percentage basis and applying that change to a base level of emissions. For “facilitators,” measurement is based on annual estimated GHG emissions saved in comparison to existing higher GHG-emitting alternatives. Because company GHG emissions data are not standardized (and are further subject to estimation error when not company-reported), the data sets the Manager must rely on may imperfectly represent companies’ true GHG emissions. Additionally, the company emissions targets that the Manager sets are based on model assumptions and estimations that carry the inherent risk associated with any modeling or estimating process.

From this universe of companies identified pursuant to the process described above, companies with perceived superior risk-adjusted returns are selected. This selection process includes cash flow, earnings and net asset value analysis combined with a strong financial profile and balance sheet. The Manager will also review a company’s corporate governance, shareholder alignment and capital allocation.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Climate change investment focus risk — The Fund’s focus on securities of issuers that seek to reduce, displace and/or sequestor GHG emissions or help other to do so may affect the Fund's exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally.

ESG risk — Using ESG criteria in the investment process may exclude certain companies for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG factors. In addition, because company GHG emissions data are not standardized (and are further subject to estimation error when not company-reported), the data sets the Fund must rely on may imperfectly represent companies’ true GHG emissions. Also, the company emissions targets that the Manager sets are based on model assumptions and estimations that carry the inherent risk associated with any modeling or estimating process.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Nondiversification risk — A nondiversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified portfolio may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Concentration risk — The risk that a concentration in a particular industry will cause a portfolio to be more exposed to developments affecting that single industry or industry group than a more broadly diversified portfolio would be. A portfolio could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it may be more susceptible to economic, regulatory, political, legal and other risks associated with that industry than a fund that invests more broadly.

Energy sector risk — The investment risks associated with investing in energy securities may include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, changing demand for different types of energy, changes in methods for conserving energy, the uncertain success rates for exploration projects, tax and other governmental regulations, and other risks associated with generating or distributing energy.

Initial public offering (IPO) risk — The risk that any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, a portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as a portfolio grows.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Fund summaries

Foreign and emerging markets risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a portfolio’s use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Active management and selection risk — The risk that the securities selected by a portfolio’s management will underperform the markets, the relevant indices, or the securities selected by other portfolios with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Climate Solutions Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. On July 29, 2022, the Fund repositioned into a climate solutions fund. The returns shown are from prior to the repositioning. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	0.91%	26.97%	-10.65%	-23.12%	34.3%	-13.1%	-34.57%	4.32%	-38.71%	43.23%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of 27.55%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 38.84% for the quarter ended December 31, 2020, and its lowest quarterly return was -61.54% for the quarter ended

March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	38.31%	-12.86%	-5.08%
Class A return after taxes on distributions	37.81%	-13.03%	-5.17%
Class A return after taxes on distributions and sale of Fund shares	23.03%	-9.11%	-3.64%
Class C return before taxes	41.46%	-12.85%	-5.24%
Class I return before taxes	44.04%	-11.89%	-4.36%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	43.98%	-11.85%	-10.51%
Class R return before taxes (lifetime: 12/19/12-12/31/21)	42.64%	-12.54%	-5.63%
Class Y return before taxes	43.32%	-12.19%	-4.64%
S&P 1500 Energy Sector Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Samuel Halpert	Managing Director, Chief Investment Officer — Global Natural Resources Equity	November 2021
Geoffrey King	Senior Vice President, Portfolio Manager — Global Natural Resources Equity	November 2021
Barry Gladstein	Managing Director, Head of Sustainable Investing	[_____], 2022
Barry Klein	Senior Vice President, Portfolio Manager — Global Listed Equity	[_____], 2022

Sub-Advisors

Macquarie Funds Management Hong Kong Limited

Macquarie Investment Management Global Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Fund summaries

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Global Value Equity Fund, a series of Ivy Funds

(formerly, Delaware Ivy Global Equity Income Fund)

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Global Value Equity Fund seeks to provide total return through a combination of current income and capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.31%	0.35%	0.10%	0.09%	0.10%	0.09%
Total annual fund operating expenses	1.25%	2.04%	0.94%	0.79%	1.54%	1.18%
Fee waivers and expense reimbursements	(0.03%)(2)	none	(0.02%)(2)	none	none	none
Total annual fund operating expenses after fee waivers and expense reimbursements	1.22%	2.04%	0.92%	1.54%	1.54%	1.18%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class A shares at [____%]; Class I shares at [____%]; and Class Y shares at [____%] from [________] through [________]. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$692	$207	$94	$81	$157	$120
3 years	$946	$640	$298	$252	$486	$375
5 years	$1,219	$1,098	$518	$439	$839	$649
10 years	$1,997	$2,369	$1,153	$978	$1,834	$1,432

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Global Value Equity Fund seeks to achieve its objective by investing in equity securities that are issued by companies of any size located largely in developed markets around the world that Delaware Management Company (Manager) believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. The Fund focuses on companies that the Manager believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long term. The Fund is a nondiversified fund.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Although the Fund invests primarily in large-capitalization companies, it may invest in companies of any size. Under normal circumstances, the Fund invests at least 40% (or, if the Manager deems it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers. The Fund may invest in US and non-US issuers, including issuers located in emerging market countries, and may invest up to 100% of its total assets in foreign securities. The Fund will focus its investments in the consumer staples industry. The consumer staples industry consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of, consumer goods and services that have non-cyclical characteristics, such as food and beverage, household goods, personal products, and non-discretionary retail.

In selecting securities for the Fund, the Manager uses a company-specific stock selection process. The Manager seeks to identify higher-quality companies that it believes are reasonably valued, have a strong likelihood of maintaining and/or growing their dividends, and have a relatively stable to improving fundamental outlook, relative to market expectations.

The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Understandable and quality businesses are reasonably straightforward and void of excessive complexity, excessive debt, and relative margin instability. Mispricings occur when shorter-term market fluctuations lead to a discount between a stock’s price and its fair value. Fair value is derived from such factors as the long term sales and future earnings potential of a business. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, the ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and the ability to gain market share from competitors. An estimate for long term earnings power is derived in order to calculate the fair value of a company. To compensate for unpredictable risks, the team aims to invest in companies that can be bought within an adequate safety margin to the estimated fair value. The portfolio managers strive to purchase stocks at a discount to what they deem to be fair value. The discount effectively provides a cushion to absorb potential stock price depreciation due to such factors as unexpected negative shifts in currency values and/or economic instability. Screening is a method used for idea generation. A typical screen may exclude stocks under a certain market cap and then further applying numerous valuation, quality, and growth metrics hurdles that would effectively reduce the universe further. Survivors would become candidates for fundamental research whereas in-depth analysis occurs to ultimately determine the attractiveness of a stock for potential portfolio admission.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities of that type. For example, the Manager may sell a security if it believes the security no longer offers attractive current income prospects or significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as consumer staples) will decline because of changing expectations for the performance of that industry or sector.

Consumer staples sector risk — Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, world events, government regulation, environmental factors, consumer confidence, consumer spending, marketing, competition, demographics and consumer preferences, product trends, and production spending. Companies in this sector are also affected by natural and man-made disasters and political, social, or labor unrest that affect production and distribution of consumer staple products.

Concentration risk — The risk that a concentration in a particular industry will cause a fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. A fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Fund summaries

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Global Value Equity Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-year, and lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	21.49%	2.95%	-0.26%	4.61%	18.65%	-10.2%	23.12%	3.58%	16.78%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -14.85%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.43% for the quarter ended December 31, 2020, and its lowest quarterly return was -24.46% for the quarter ended March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 6/4/12-12/31/21)	12.73%	8.89%	9.17%
Class A return after taxes on distributions	10.42%	7.11%	7.62%
Class A return after taxes on distributions and sale of Fund shares	8.86%	6.62%	7.07%
Class C return before taxes (lifetime: 6/4/12-12/31/21)	14.88%	8.88%	8.96%
Class I return before taxes (lifetime: 6/4/12-12/31/21)	17.11%	10.01%	9.94%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	17.25%	10.16%	7.38%
Class R return before taxes (lifetime: 12/19/12-12/31/21)	16.40%	9.35%	8.05%
Class Y return before taxes (lifetime: 6/4/12-12/31/21)	16.82%	9.73%	9.66%
MSCI World Index (net) (lifetime: 06/04/12-12/31/21) (reflects no deduction for fees, expenses, or taxes) *	0.00%	0.00%	0.00%
FTSE All-World High Dividend Yield Index (lifetime: 06/04/12-12/31/21) (reflects no deduction for fees, expenses, or taxes) *	0.00%	0.00%	0.00%

* The Fund changed its primary broad-based securities index to MSCI World Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Jens Hansen	Managing Director, Chief Investment Officer - Global Equity Team	November 2021
Klaus Petersen, CFA	Managing Director, Senior Portfolio Manager	November 2021
Claus Juul	Vice President, Portfolio Manager	November 2021
Åsa Annerstedt	Vice President, Portfolio Manager	November 2021
Allan Saustrup Jensen, CFA, CAIA®	Vice President, Portfolio Manager	November 2021
Christopher Gowlland, CFA	Senior Vice President, Head of Equity Quantitative Research	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R,

Fund summaries

Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy Global Growth Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Global Growth Fund seeks to provide growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.17%	0.37%	0.07%	0.05%	0.06%	0.07%
Total annual fund operating expenses	1.27%	2.22%	1.07%	0.91%	1.66%	1.32%
Fee waivers and expense reimbursements	none	none	(0.01%)(2)	none	none	(0.04%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.27%	2.22%	1.06%	0.91%	1.66%	1.28%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class I shares at 1.06% from July 29, 2021 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$697	$225	$108	$93	$169	$130
3 years	$955	$694	$339	$290	$523	$414
5 years	$1,232	$1,190	$589	$504	$902	$720
10 years	$2,021	$2,554	$1,305	$1,120	$1,965	$1,587

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Global Growth Fund seeks to achieve its objective by investing primarily in common stocks of US and foreign companies (including depositary receipts of foreign issuers) that the Manager believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that the Manager believes possess attractive growth characteristics.The Fund primarily invests in issuers of developed countries, including the US, although the Fund has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. While the Fund primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size, in a variety of sectors and industries. Under normal circumstances, the Fund invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Fund may invest up to 80% of its total assets in foreign securities, including securities denominated in currencies other than the US dollar. The Fund typically holds a limited number of stocks (generally 50 to 70).

The Manager utilizes a research-based investment process that focuses on bottom-up (researching individual issuers) stock selection. The Manager seeks strong companies that possess a unique, sustainable competitive advantage that the Manager believes will allow them to withstand competitive pressures, sustain margins and cash flow, and grow faster than the general economy. The Manager may look at a number of factors in selecting securities for the Fund, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; size of the company’s total addressable market; margin trends; switching costs; control of distribution channels; brand equity; scale; patent protection; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business. As an overlay to its bottom-up analysis, the Manager considers factors such as the geographical economic environment, the political environment, regulatory policy, geopolitical risk and currency risk.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. For example, the Manager may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company has weakened or its margin and/or its valuation appears unsustainable, if it believes there are macro-economic factors that override a company’s fundamentals, and/or there exists political or economic instability in the issuer’s country. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Global Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Fund summaries

In November 2014, the Fund increased its emphasis on investments in the stocks of US companies. Effective January 1, 2015, the Fund changed its name and investment strategy to reflect a global focus. Performance prior to January 2015 reflects the Fund's former international strategy and may have differed if the Fund's current strategy that includes investing globally had been in place.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	17.69%	18.77%	0.63%	3.04%	-3.39%	24.37%	-6.22%	25.62%	20.54%	17.45%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -21.97%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 22.41% for the quarter ended June 30, 2020, and its lowest quarterly return was -20.48% for the quarter ended March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	13.33%	14.89%	10.85%
Class A return after taxes on distributions	11.54%	13.21%	9.90%
Class A return after taxes on distributions and sale of Fund shares	9.13%	11.60%	8.76%
Class C return before taxes	15.36%	14.73%	10.54%
Class I return before taxes	17.68%	16.02%	11.61%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	17.86%	16.20%	10.38%
Class R return before taxes (lifetime: 12/19/12-12/31/21)	16.98%	15.33%	10.18%
Class Y return before taxes	17.46%	15.73%	11.32%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
F. Chace Brundige	Senior Vice President, Portfolio Manager	November 2021
Aditya Kapoor	Vice President, Portfolio Manager	November 2021
Charles John	Portfolio Manager	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund summaries

Delaware Ivy International Core Equity Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy International Core Equity Fund seeks to provide capital growth and appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.28%	0.23%	0.04%	0.04%	0.05%	0.05%
Total annual fund operating expenses	1.36%	2.06%	1.02%	0.88%	1.63%	1.28%
Fee waivers and expense reimbursements	(0.13%)(2)	(0.14%)(2)	(0.23%)(2)	(0.09%)(2)	(0.10%)(2)	(0.10%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.23%(3)	1.92%(3)	0.79%(3)	0.79%(3)	1.53%(3)	1.18%(3)
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class A shares at 1.23%; Class C shares at 1.92%; Class I shares and Class R6 shares at 0.79%; Class R shares at 1.53%; and Class Y shares at 1.18% from July 29, 2021 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

[3]

Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$693	$195	$81	$81	$156	$120
3 years	$969	$632	$302	$272	$504	$396
5 years	$1,265	$1,096	$541	$479	$877	$693
10 years	$2,105	$2,379	$1,227	$1,076	$1,924	$1,536

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy International Core Equity Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities. Such companies primarily will be located in, or principally traded in, developed European and Asian/Pacific Basin markets. In seeking to enhance potential return, the Fund also may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. The Fund also may invest in depositary receipts of foreign issuers.

The Manager believes that there are often dislocations and valuation discrepancies in the international financial markets and, therefore, it seeks to find and invest in what it believes are mispriced countries, sectors, currencies, and, ultimately, stocks with attractive valuations relative to their potential and to their global peer group. The Manager uses a disciplined approach while looking for investment opportunities around the world, preferring companies that it believes to have strong and growing competitive positions and reasonable valuations.

The Manager begins its investment process by establishing a top-down global macro view which is built by constantly assessing developments in global gross domestic product, business and product cycles, foreign exchange, relative valuations and politics around the world. It then overlays its long-term investment themes on top of the macro view in an effort to identify sectors, countries and currencies that the Manager believes will benefit under its macro view. The Manager next follows a bottom-up approach to its stock selection and evaluates individual companies based on various factors, including: free cash flow, sales growth, financial leverage, and return on invested capital along with various valuation metrics. The Manager uses various data and screening services as part of its stock-selection process, primarily to assess return on invested capital and relative valuation.

Although the Fund primarily invests in securities issued by large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Fund may invest up to 100% of its total assets in foreign securities. In an effort to manage foreign currency exposure, the Fund may use forward contracts to either increase or decrease exposure to a given currency.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities of that type. For example, the Manager may sell a security if it had a change in its top-down view, if it believes the security no longer offers significant return potential, if there exists political or economic instability in the issuer’s country, if it believes the security is showing signs of deteriorating fundamentals, if there is weak cash flow to support shareholder returns, and/or if there is a change in the Manager’s macroeconomic perspective. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Fund summaries

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a fund’s use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie

Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy International Core Equity Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	13.45%	24.54%	0.98%	-1.01%	1.35%	22.75%	-17.95%	18.46%	7.08%	13.98%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -18.36%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 18.21% for the quarter ended June 30, 2020, and its lowest quarterly return was -24.49% for the quarter ended March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	9.97%	7.04%	7.24%
Class A return after taxes on distributions	9.37%	6.19%	6.37%
Class A return after taxes on distributions and sale of Fund shares	6.37%	5.33%	5.64%
Class C return before taxes	12.23%	7.08%	7.05%
Class I return before taxes	14.49%	8.26%	8.04%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	14.51%	8.30%	5.03%
Class R return before taxes (lifetime: 12/19/12-12/31/21)	13.64%	7.50%	6.69%
Class Y return before taxes	14.10%	7.88%	7.71%
MSCI EAFE (Europe, Australasia, Far East) Index (net) (reflects no deduction for fees or expenses)	0.00%	0.00%	0.00%
MSCI EAFE (Europe, Australasia, Far East) Index (gross) (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

Fund summaries

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
F. Chace Brundige	Senior Vice President, Portfolio Manager	November 2021
Aditya Kapoor	Vice President, Portfolio Manager	November 2021
Charles John	Portfolio Manager	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy Large Cap Growth Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Large Cap Growth Fund seeks to provide growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.09%	0.20%	0.02%	0.03%	0.02%	0.02%
Total annual fund operating expenses	0.94%	1.80%	0.77%	0.64%	1.37%	1.02%
Fee waivers and expense reimbursements	none	none	(0.13%)(2)	none	none	(0.07%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.94%	1.80%	0.64%	0.64%	1.37%	0.95%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class A shares at 1.04%; Class I shares and Class R6 shares at 0.64%; and Class Y shares at 1.05% from July 29, 2021 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$665	$183	$65	$65	$139	$97
3 years	$857	$566	$233	$205	$434	$318
5 years	$1,065	$975	$415	$357	$750	$556
10 years	$1,663	$2,116	$942	$798	$1,646	$1,241

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Large Cap Growth Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks issued by large-capitalization, growth-oriented companies that the Manager believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Under normal circumstances, the Fund invests at least 80% of its net assets in large-capitalization companies, which typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth-oriented companies are those whose earnings the Manager believes are likely to grow faster than the economy. The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

In selecting securities for the Fund, the Manager begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. The Manager seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; ESG characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers, and competitors. The Manager’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process.

From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. The Fund typically holds a limited number of stocks (generally 35 to 50).

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In general, the Manager may sell a security when, in the Manager’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. The Manager also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management, the threat of technological disruption and/or poor use of resources. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Large Cap Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Fund summaries

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	10.5%	35.57%	11.32%	6.76%	1.17%	29.04%	2.06%	36.44%	30.76%	30.17%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -27.02%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 25.44% for the quarter ended June 30, 2020, and its lowest quarterly return was -14.78% for the quarter ended December 31, 2018.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	25.61%	24.17%	18.18%
Class A return after taxes on distributions	22.46%	21.50%	16.10%
Class A return after taxes on distributions and sale of Fund shares	16.55%	19.05%	14.69%
Class C return before taxes	28.04%	24.08%	17.90%
Class I return before taxes	30.52%	25.43%	18.93%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	30.57%	25.52%	19.06%
Class R return before taxes	29.61%	24.59%	18.19%
Class Y return before taxes	30.19%	25.09%	18.67%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Bradley M. Klapmeyer	Senior Vice President, Portfolio Manager	August 2016
Brad Angermeier	Portfolio Manager	October 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund summaries

Delaware Ivy Mid Cap Growth Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Mid Cap Growth Fund seeks to provide growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.10%	0.16%	0.03%	0.02%	0.03%	0.02%
Total annual fund operating expenses	1.12%	1.93%	0.95%	0.80%	1.55%	1.19%
Fee waivers and expense reimbursements	none	none	(0.16%)(2)	(0.01%)(2)	none	(0.06%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.12%(3)	1.93%(3)	0.79%(3)	0.79%(3)	1.55%(3)	1.13%(3)
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class A shares at 1.30%; and Class I and Class R6 shares at 0.79% from July 29, 2021 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

[3]

Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$683	$196	$81	$81	$158	$115
3 years	$911	$606	$287	$254	$490	$372
5 years	$1,156	$1,042	$510	$443	$845	$649
10 years	$1,860	$2,254	$1,152	$989	$1,845	$1,438

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Mid Cap Growth Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that the Manager believes are high quality and/or offer above-average growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of mid-capitalization companies, which, for purposes of this Fund, typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap® Growth Index over the last 13 months at the time of acquisition. As of June 30, 2022 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately [$1.20 billion and $58.40 billion].

In selecting securities for the Fund, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. The Manager may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of the Manager’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Generally, in determining whether to sell a security, the Manager considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Fund summaries

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Healthcare sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Mid Cap Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	13.12%	29.68%	7.86%	-6.08%	6.03%	27%	-0.1%	37.96%	48.43%	16.52%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -32.99%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 37.07% for the quarter ended June 30, 2020, and its lowest quarterly return was -18.45% for the quarter ended March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	12.45%	23.91%	16.49%
Class A return after taxes on distributions	9.02%	21.32%	14.48%
Class A return after taxes on distributions and sale of Fund shares	9.28%	18.99%	13.23%
Class C return before taxes	14.61%	23.87%	16.23%
Class I return before taxes	16.90%	25.23%	17.29%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	16.91%	25.30%	17.69%
Class R return before taxes	16.04%	24.35%	16.53%
Class Y return before taxes	16.53%	24.81%	16.96%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Kimberly A. Scott	Senior Vice President, Portfolio Manager	February 2001
Nathan A. Brown	Senior Vice President, Portfolio Manager	October 2016
Bradley P. Halverson	Senior Vice President, Portfolio Manager	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Fund summaries

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy Mid Cap Income Opportunities Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Mid Cap Income Opportunities Fund seeks to provide total return through a combination of current income and capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.17%	0.17%	0.08%	0.04%	0.04%	0.06%
Total annual fund operating expenses	1.26%	2.01%	1.07%	0.89%	1.63%	1.30%
Fee waivers and expense reimbursements	(0.05%)(2)	(0.05%)(2)	(0.24%)(2)	(0.06%)(2)	(0.05%)(2)	(0.08%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.21%(3)	1.96%(3)	0.83%(3)	0.83%(3)	1.58%(3)	1.22%(3)
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class A shares at 1.34%; Class C shares at 2.06%; Class I and Class R6 shares at 0.83%; Class R shares at 1.80%; and Class Y shares at 1.35% from July 29, 2021 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

[3]

Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund summaries

Class	A	C	I	R6	R	Y
1 year	$691	$199	$85	$85	$161	$124
3 years	$947	$626	$317	$278	$509	$404
5 years	$1,222	$1,078	$567	$487	$882	$705
10 years	$2,006	$2,334	$1,284	$1,091	$1,929	$1,561

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Mid Cap Income Opportunities Fund seeks to achieve its objective by investing primarily in a diversified portfolio of income-producing common stocks of mid-capitalization companies that the Manager believes demonstrate favorable prospects for total return. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of mid-capitalization companies, which for purposes of this Fund, typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap® Index over the last 13 months at the time of acquisition. As of June 30, 2022 (the quarter-end closest to the Index’s rebalance), this range of market capitalizations was between approximately [$925.30 million and $58.40 billion]. The Fund focuses primarily on mid-capitalization companies that the Manager believes have the ability to sustain, and potentially increase, dividends while providing capital appreciation over the long-term. The Fund also may invest, to a lesser extent, in companies that pay other types of income to shareholders, including return of capital.

In selecting securities for the Fund, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and may look at a number of factors in its consideration of a company, such as: competitive and sustainable dividend yield; potential growth in dividends; strong financial and operational capabilities; stable and consistent revenue, earnings, and cash flow; a sound balance sheet; market potential; profit potential and a proven track record of, or the potential for, returning capital to shareholders. Part of the Manager’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

The Fund typically will hold a limited number of stocks (generally 35 to 50). The Fund will emphasize investments in dividend-paying and other income-producing securities to seek to provide a steady return. The Fund’s portfolio holdings generally will be of approximate equal weight, but the Manager may adjust the weighting depending upon market conditions, for investment opportunities, or when the Manager adds or divests certain positions. The Manager intends to re-balance the Fund’s portfolio holdings at least quarterly in an effort to maintain an approximate equal weighting.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities of that type. For example, the Manager may sell a security if it believes the security is no longer able to pay a dividend in the future, no longer offers attractive current income prospects or significant growth potential or if there have been changes in economic or market factors in general or with respect to a particular industry or sector, changes in the market trends or other factors affecting an individual security. The Manager also may sell a security to rebalance the portfolio, to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Mid Cap Income Opportunities Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-year, and lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2015	2016	2017	2018	2019	2020	2021
Year Total Return	-3.54%	22.38%	11.96%	-4.54%	26.32%	7.81%	25.28%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -17.82%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 23.59% for the quarter ended June 30, 2020, and its lowest quarterly return was -29.52% for the quarter ended March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime (10/1/14-12/31/21)
Class A return before taxes	20.91%	11.96%	11.81%
Class A return after taxes on distributions	19.95%	11.29%	11.24%
Class A return after taxes on distributions and sale of Fund shares	12.94%	9.36%	9.45%
Class C return before taxes	23.34%	11.94%	11.54%
Class I return before taxes	25.77%	13.18%	12.75%
Class R6 return before taxes	25.77%	13.23%	12.79%
Class R return before taxes	24.86%	12.39%	11.95%
Class Y return before taxes	25.33%	12.79%	12.37%
Russell Midcap Index (lifetime: 10/01/14-12/31/21) (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Kimberly A. Scott	Senior Vice President, Portfolio Manager	October 2014
Nathan A. Brown	Senior Vice President, Portfolio Manager	October 2014
Bradley P. Halverson	Senior Vice President, Portfolio Manager	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund summaries

Delaware Ivy Science and Technology Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Science and Technology Fund seeks to provide growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and service (12b-1) fees	0.25%	1.00%	none	none	0.50%	0.25%
Other expenses	0.10%	0.14%	0.18%	0.03%	0.27%	0.17%
Total annual fund operating expenses	1.13%	1.92%	0.96%	0.81%	1.55%	1.20%
Fee waivers and expense reimbursements	none	none	none	none	none	(0.06%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.13%	1.92%	0.96%	0.81%	1.55%	1.14%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class [_____] shares at [_____]% from [_____] through [_____]. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$195	$380	$684	$158	$122	$83
3 years	$603	$638	$913	$490	$368	$259
5 years	$1,037	$916	$1,161	$845	$633	$450
10 years	$2,243	$1,708	$1,871	$1,845	$1,391	$1,002

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Science and Technology Fund invests primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of the Manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of the Manager, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund also may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities (applied science and technology companies). The Fund may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

The Manager typically emphasizes growth potential in selecting stocks; that is, the Manager seeks companies in which earnings are likely to grow faster than the economy. The Manager aims to identify strong secular trends within industries and then applies a largely bottom-up (researching individual issuers) stock selection process by considering a number of factors in selecting securities for the Fund. These may include but are not limited to a company’s growth potential, earnings potential, quality of management, valuation, financial statements, industry position/market size potential and applicable economic and market conditions, as well as whether a company’s products and services have high barriers to entry. The Fund typically holds a limited number of stocks (generally 35 to 60).

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities, when a security’s valuation reaches the Manager’s fair value targets, or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Science and technology industry risk — The risk that investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management

Fund summaries

that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile, and may increase the volatility of these securities.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Concentration risk — The risk that a concentration in a particular industry will cause a fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. A fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Science and Technology Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	26.53%	52.02%	4.31%	-3.15%	1.65%	32.82%	-5.11%	50.23%	36.07%	15.41%
As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -32.38%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 25.51% for the quarter ended June 30, 2020, and its lowest quarterly return was -18.12% for the quarter ended December 31, 2018.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	11.38%	23.47%	18.94%
Class A return after taxes on distributions	3.16%	19.44%	16.78%
Class A return after taxes on distributions and sale of Fund shares	12.15%	18.50%	15.80%
Class C return before taxes	13.83%	23.41%	18.68%
Class I return before taxes	15.64%	24.61%	19.67%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	15.80%	24.80%	16.46%
Class R return before taxes	14.95%	23.88%	18.96%
Class Y return before taxes	15.43%	24.35%	19.40%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Fund summaries

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Bradley J. Warden	Senior Vice President, Portfolio Manager	October 2016
Gus C. Zinn, CFA	Senior Vice President, Portfolio Manager	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy Smid Cap Core Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Smid Cap Core Fund seeks to provide capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.26%	0.25%	0.07%	0.08%	0.07%	0.08%
Total annual fund operating expenses	1.36%	2.10%	1.07%	0.94%	1.67%	1.33%
Fee waivers and expense reimbursements	(0.03%)(2)	(0.03%)(2)	(0.18%)(2)	(0.05%)(2)	(0.03%)(2)	(0.03%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.33%(3)	2.07%(3)	0.89%(3)	0.89%(3)	1.64%(3)	1.30%(3)
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class I and Class R6 shares at 0.89% from July 29, 2021 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

[3]

Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund summaries

Class	A	C	I	R6	R	Y
1 year	$703	$210	$91	$91	$167	$132
3 years	$978	$655	$322	$295	$524	$418
5 years	$1,274	$1,126	$573	$515	$905	$726
10 years	$2,114	$2,429	$1,289	$1,150	$1,974	$1,599

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Smid Cap Core Fund seeks to achieve its objective by investing primarily in various types of equity securities of small- and mid-capitalization companies that Delaware Management Company (Manager) believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Fund’s net assets will be invested, at the time of purchase, in common stocks of small-and mid-capitalization companies. For purposes of this Fund, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2500TM Index at the time of purchase and mid-capitalization companies are those within the market capitalization range of the Russell Midcap® Index at the time of purchase.

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objective. The Manager strives to identify stocks of small companies that it believes offer above-average opportunities for long-term price appreciation based on: (1) attractive valuations, (2) growth prospects, and (3) strong cash flow. The Fund employs bottom-up (stock-by-stock) security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. The Manager typically uses a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance-sheet quality. In further evaluating the attractiveness of an investment, the Manager considers factors such as business conditions in the company’s industry and its competitive position in that industry. The Manager conducts fundamental research on certain investments, which often includes reviewing US Securities and Exchange Commission (SEC) filings, examining financial statements, and meeting with top-level company executives. When constructing the portfolio, the Manager applies controls to ensure the portfolio has risk characteristics that it deems acceptable. These characteristics include, but are not limited to, size, valuation, growth, yield, and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Industry and sector risk — The risk that the value of securities in a particular industry or sector  (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Smid Cap Core Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Fund summaries

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	18.15%	32.79%	6.83%	-6.06%	28.49%	13.3%	-10.68%	24.16%	7.06%	20.85%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -19.98%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 26.93% for the quarter ended December 31, 2020, and its lowest quarterly return was -29.00% for the quarter ended March 31, 2020.    The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	16.64%	9.42%	12.24%
Class A return after taxes on distributions	10.27%	7.27%	9.90%
Class A return after taxes on distributions and sale of Fund shares	11.26%	6.77%	9.29%
Class C return before taxes	19.05%	9.44%	12.03%
Class I return before taxes	21.42%	10.69%	13.15%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	21.38%	10.75%	10.90%
Class R return before taxes (lifetime: 12/19/12-12/31/21)	20.50%	9.92%	11.78%
Class Y return before taxes	20.93%	10.30%	12.80%
Russell 2500® Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Francis X. Morris	Senior Managing Director, Chief Investment Officer — US Core Equity	November 2021
Christopher S. Adams, CFA	Managing Director, Senior Portfolio Manager	November 2021
Michael S. Morris, CFA	Managing Director, Senior Portfolio Manager	November 2021
Donald G. Padilla, CFA	Managing Director, Senior Portfolio Manager	November 2021

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
David E. Reidinger	Managing Director, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited

Macquarie Investment Management Global Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund summaries

Delaware Ivy Small Cap Growth Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Small Cap Growth Fund seeks to provide growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.16%	0.28%	0.04%	0.03%	0.03%	0.03%
Total annual fund operating expenses	1.24%	2.11%	1.02%	0.87%	1.61%	1.26%
Fee waivers and expense reimbursements	none	(0.07%)(2)	(0.13%)(2)	none	none	(0.03%)(2)
Acquired Fund Fees and Expenses	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.24%	2.04%	0.89%	0.87%	1.61%	1.23%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class C shares at 2.04%; and Class I and Class R6 shares at 0.89% from July 29, 2021 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

[3]

Acquired Fund Fees and Expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment company (RIC) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RIC for the RICs' most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$694	$207	$91	$89	$164	$125
3 years	$946	$654	$312	$278	$508	$397
5 years	$1,217	$1,128	$551	$482	$876	$689
10 years	$1,989	$2,436	$1,236	$1,073	$1,911	$1,520

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Small Cap Growth Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small-capitalization companies. For purposes of this Fund, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000® Growth Index over the last 13 months at the time of acquisition. As of June 30, 2022 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately [$58.55 million and $15.69 billion]. The Fund emphasizes smaller companies positioned in new or emerging industries where the Manager believes there is opportunity for higher growth than in established companies or industries. The Fund’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).

The Manager utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. The Manager seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. The Manager believes that such companies generally have a replicable business model that allows for sustained growth.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. For example, the Manager may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. The Manager also may sell a security to reduce the Fund’s holding in that security, if its analysis reveals evidence of a meaningful deterioration in operating trends, if it anticipates a decrease in the company’s ability to grow, if it loses confidence in the management of the company and/or the company’s founder departs, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Fund summaries

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Healthcare sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology and healthcare) will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Initial public offering (IPO) risk — The risk that any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, a fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as a fund grows.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Small Cap Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	15.13%	40.79%	3.21%	-2.2%	13.42%	23.7%	-4.12%	23.75%	38.49%	4.01%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -27.84%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 27.88% for the quarter ended June 30, 2020, and its lowest quarterly return was -21.53% for the quarter ended March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	0.38%	15.33%	14.24%
Class A return after taxes on distributions	-7.15%	11.34%	11.28%
Class A return after taxes on distributions and sale of Fund shares	4.13%	11.57%	11.12%
Class C return before taxes	2.52%	15.28%	14.03%
Class I return before taxes	4.33%	16.56%	15.07%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	4.34%	16.62%	13.90%
Class R return before taxes	3.57%	15.76%	14.34%
Class Y return before taxes	3.96%	16.17%	14.74%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Timothy J. Miller	Senior Vice President, Portfolio Manager	April 2010
Kenneth G. McQuade	Senior Vice President, Portfolio Manager	October 2016

Fund summaries

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy Value Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Value Fund seeks to provide capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.16%	0.29%	0.05%	0.03%	0.10%	0.06%
Total annual fund operating expenses	1.09%	1.97%	0.88%	0.72%	1.53%	1.14%
Fee waivers and expense reimbursements	none	none	none	none	none	(0.03%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.09%	1.97%	0.88%	0.79%	1.53%	1.11%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager) has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding Class A shares at 1.20%; and Class I shares at 0.92% from July 29, 2021 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and  reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$111	$200	$90	$74	$156	$113
3 years	$347	$618	$281	$230	$483	$359
5 years	$601	$1,062	$488	$401	$834	$625
10 years	$1,329	$2,296	$1,084	$894	$1,824	$1,383

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Value Fund seeks to achieve its objective by investing in the common stocks of primarily large-capitalization companies that Delaware Management Company (Manager) believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Manager and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size.

To identify securities for the Fund, the Manager primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market environment) and quantitative analyses. The Manager primarily determines the estimated intrinsic value of companies based on cash flow generation, but the Manager may consider other valuation factors, such as price to earnings and price to book value. The Manager also considers other operational factors of a company, including, among others, growth potential, changes in share count, and changes in working capital. The Fund emphasizes companies that the Manager believes have clearly identifiable catalysts that will help the companies achieve their estimated intrinsic values. The Fund typically holds a limited number of stocks (generally 30 to 45).

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Manager typically will sell a stock when, in the Manager’s opinion, it reaches an acceptable price, its fundamental characteristics have changed or it has performed below the Manager’s expectations. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Financials sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the financials and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as financial services) will decline because of changing expectations for the performance of that industry or sector.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Value Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager; however, the portfolio manager has not changed. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	18.23%	34.42%	10.57%	-4.15%	10.78%	12.17%	-7.33%	26.12%	1.53%	31.22%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -10.51%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 18.76% for the quarter ended December 31, 2020, and its lowest quarterly return was -29.36% for the quarter ended March 31, 2020.   The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	26.61%	11.00%	12.14%
Class A return after taxes on distributions	23.27%	9.25%	10.51%
Class A return after taxes on distributions and sale of Fund shares	17.51%	8.38%	9.63%
Class C return before taxes	29.11%	10.95%	11.91%
Class I return before taxes	31.52%	12.12%	12.89%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	31.70%	12.29%	9.71%
Class R return before taxes (lifetime: 12/19/12-12/31/21)	31.01%	11.47%	11.51%
Class Y return before taxes	31.24%	11.74%	12.57%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Matthew T. Norris	Senior Vice President, Portfolio Manager	July 2003

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

How we manage the Funds

Our principal investment strategies

Delaware Ivy Asset Strategy Fund

Delaware Ivy Asset Strategy Fund seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. The Manager primarily invests a portion of the Fund's assets in global equity securities that the Manager believes can outperform the Fund's benchmark index, the MSCI ACWI Index, over a full market cycle before taking into account fund expenses (the Equity portion). The Manager then invests the Fund's remaining assets in various additional asset classes, including but not limited to global fixed-income securities, Treasury instruments, precious metals, commodities and cash (the Diversifying portion), which seek to provide returns to the Fund while having less correlation to the Equity portion. The Manager may allocate the Fund's investments among these different asset classes in different proportions at different times, but generally seeks to invest 50% — 80% of the Fund's total assets (with a long-term target of approximately 65%) in equities or equity-like securities and 20% — 50% of the Fund's total assets (with a long-term target of approximately 35%) in the Diversifying portion.

In selecting securities for the Fund, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of the Manager's investment process also includes a top-down (assessing the market and economic environment) analysis.

With respect to the Equity portion, the Manager seeks what it believes are well-positioned companies with a strong and/or growing sustainable competitive advantage in attractive industries across the globe which the Manager believes can exceed current earnings estimates. The Manager looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. The Manager generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and/or offering what the Manager believes to be sustainable high free cash flow.

The Fund has the flexibility to invest in both growth and value companies. The Fund will tend to emphasize growth-oriented companies, but will typically shift towards value-oriented companies when it feels growth stocks are too expensive on a relative basis or during an economic cycle where the Manager believes that cyclical companies have become oversold. Although the Fund primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size.

Within the Diversifying portion, the Fund has the flexibility to invest in a wide range of assets that, in the Manager's view, present attractive risk-adjusted returns as compared to the Equity portion, and/or reduce the Fund's overall risk profile because such assets have less correlation to the assets within the Equity portion. Diversifying assets may be comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds and bank loans. Such fixed-income instruments may include a significant amount, up to 35% of the Fund's total assets, in high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. When selecting these instruments, the Manager focuses heavily on free cash flow and an issuer's ability to de-lever itself (in other words, to reduce debt) through the credit cycle. The Fund also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or instrumentalities, international and supranational bonds issued or guaranteed by other governments, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as TIPs, REITs, precious metals, commodities and cash.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund's portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Within each of the Equity and the Diversifying portions, the Fund may invest in US and foreign securities. The Equity portion of the Fund generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and in securities denominated in currencies other than the US dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Manager may allocate the Fund's investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. The Manager does not intend to concentrate the Fund in any geographical region or industry sector; however, it is not limited by investment style or by the issuer's location or industry sector.

Subject to diversification limits, the Fund also may invest up to 10% of its total assets at the time of investment in precious metals.

The Fund previously invested in private placements and other restricted securities in an amount up to 15% of its net assets, in accordance with its investment restrictions. Private placements and other restricted securities may be difficult to resell because a ready market for resale may not exist at any given time. While the Fund may continue to invest in various types of restricted securities, including Rule 144A Securities, the Fund does not intend to further invest in private placements and seeks to sell its remaining holdings of such private placement securities as opportunities arise for such sale. Many such securities lack readily available market prices which requires the Fund to determine a fair value for such investments in accordance with valuation guidelines adopted by the Board. The more limited financial information may make it more difficult to value such investments and may make it difficult to accurately determine the Fund's exposure to privately issued securities. The Fund's NAV could be adversely affected if the Fund's determinations regarding the fair value of the Fund's investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. The Fund also may invest in exchange-traded funds (ETFs) as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly. The Fund may invest in companies that are offered in IPOs. The Fund also may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the Separate Trading of Registered Interest and Principal of Securities (STRIPS) program. In addition, the Fund may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by US mutual funds — through various trading programs with Chinese-based stock exchanges. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's or MIMGL's specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Delaware Ivy Balanced Fund

Delaware Ivy Balanced Fund seeks to achieve its objective to provide total return through a combination of capital appreciation and current income by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests at least 50% of its total assets in equity securities with the objective of providing potential capital appreciation and some dividend income. The Fund invests at least 30% of its total assets in debt securities, with the objective of providing income and relative stability of capital. The Fund also may invest in convertible securities and preferred stocks.

Investment opportunities typically fall into two categories: company-specific ideas which include factors such as a company's competitive positioning, production cycles, cost restructuring or a new management team; and thematic ideas where the Manager considers economic or political forces, interest rate term structure variances, cyclical inflections, changes in consumer behavior or technology shifts.

The Fund invests primarily in medium to large, well-established companies, most of which pay a regular dividend, although it may invest in securities issued by companies of any size. In evaluating investments for the Fund, the Manager focuses on companies with resilient business models characterized by stable growth rates; strong balance sheets; relative strength in earnings; attractive return profiles and valuation; and strong free cash flow generation. In so doing, the Manager evaluates a company's management team, its financial position, its competitive position and the condition of its respective industry in addition to other factors. The Manager utilizes financial statements, independent research by its investment management personnel, third party research, brand studies done by outside parties and other tools and processes to identify what it believes to be attractive investment opportunities with a focus on the trajectory and sustainability of a company's business model. The Manager also focuses on companies that possess a sustainable competitive advantage, by evaluating factors such as brand equity/loyalty, proprietary technology, switching costs, access to distribution channels, capital requirements, economies of scale, and barriers to entry.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund's portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

How we manage the Funds

In its fixed-income investments, the Manager focuses on current income and capital preservation. The majority of the Fund's debt securities are either US government securities or investment-grade corporate bonds rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest up to 20% of its total assets in non-investment-grade debt securities, which may include floating rate notes or secured bank loans. The Fund has no limitations on coupon type (i.e., fixed, floating, zero), the range of maturities of the debt securities in which it may invest or on the size of companies in which it may invest.

In selecting debt securities for the Fund, the Manager focuses on current income and capital preservation and generally seeks to invest in investment-grade securities. The Fund may invest up to 30% of its total assets in foreign securities, including equity and fixed-income securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Additionally, many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may invest in bonds of any maturity or duration.

Generally, in determining whether to sell a security, the Manager uses the same analysis as identified above in order to determine if the security is appropriately valued or has met its anticipated price. The Manager also may sell a security if the security ceases to produce income, to reduce the Fund's holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's or MIMGL's specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Delaware Ivy Core Equity Fund

The Fund seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (80% policy), primarily in common stocks of large-capitalization, US and, to a lesser extent, foreign companies. The Manager seeks to invest the Fund in companies that it believes are high-quality, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have leading positions in their industries. There is no guarantee, however, that the Fund will achieve its objective. Although the Fund invests primarily in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size. The Fund may invest in securities of companies across the valuation spectrum, including securities issued by growth and value companies.

The Manager begins its investment process by screening the 1500 largest domestic companies, using a series of quantitative screens for earnings quality and trends, valuation, management quality and capital usage. Following this initial screening, the Manager balances a top-down (assessing the market environment) approach with a bottom-up (researching individual issuers) analysis when selecting securities for the Fund, and seeks to exploit what it believes to be catalysts for multi-year earnings growth in companies that it believes have strong or strengthening competitive advantages. Earnings catalysts are diversified across both thematic and company-specific projections.

From a top-down perspective, the Manager seeks to identify current trends or themes which indicate specific industries that have the potential to experience multi-year growth. The Manager considers various thematic catalysts in its analysis, including major macro- economic and political forces, cyclical inflections, changes in consumer behavior and technology shifts. Once a trend or theme is identified, the Manager seeks to invest for the Fund in what it believes are dominant companies that will benefit from these trends or themes, including companies that the Manager believes have long-term earnings potential that exceeds market expectations.

Through its bottom-up stock selection, the Manager searches for companies for which it believes market expectations are too low with regard to the ability of the companies to grow their businesses.

In selecting securities for the Fund, the Manager may consider whether a company has new products to introduce, has undergone cost restructuring or a management change, or has improved its execution, among other factors.

The Fund typically holds a limited number of stocks (generally 40 to 50).

The Manager attempts to select securities that it believes have growth possibilities by looking at many factors, which may include a company's: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, ESG characteristics, established brand, leadership position in its industry, stock price value, potential earnings catalyst, dividend payment history, anticipated future dividend yield, and prospects for capital return in the form of dividends and stock buybacks.

The Fund also may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivatives instruments for various purposes. The Fund may, at any given time, use futures contracts, options contracts or other instruments, in an attempt to hedge broad or specific US equity index movements or to otherwise manage the risks of the Fund's investments. In an effort to manage foreign currency exposure, the Fund may use forward currency contracts to either increase or decrease exposure to a given currency.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund also may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy Systematic Emerging Markets Equity Fund

The Fund seeks to achieve its objective to provide growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, primarily common stock, of companies (i) from countries considered to be emerging market countries or (ii) that are economically linked to emerging market countries (80% policy). There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest up to 100% of its total assets in foreign securities and may invest in depositary receipts of foreign issuers. The Fund also may invest up to 20% of its net assets in companies that are not located in, or economically linked to, emerging market countries: (1) if the Fund's portfolio managers believe that the performance of a company or its industry will be influenced by opportunities in the emerging markets; (2) to maintain exposure to industry segments where the portfolio managers believe there are not satisfactory investment opportunities in emerging market countries; and/or (3) if the portfolio managers believe there is the potential for benefit to the Fund.

The Fund may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China.

How we manage the Funds

Using a systematic bottom-up approach, the Fund seeks to select securities that have (1) solid earnings appreciation with trending price action, (2) demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability, and corporate sustainability, and (3) reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company's stock. Macquarie Investment Management Global Limited (MIMGL) may sell a security if it no longer believes that the security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

The Fund is not limited by market capitalization and may invest in large-, mid-, and small-capitalization companies, which may include companies that are offered in IPOs. The Fund may invest up to 20% of its net assets in equity securities of companies whose securities are located within the United States or other developed markets. The Fund may invest up to 20% of its net assets in debt securities. At times, the Fund may focus its investments in a single geographical region. In addition, the Fund may invest in “A-shares” of certain Chinese companies - which otherwise are not eligible to be directly purchased by US mutual funds - through various trading programs with Chinese-based stock exchanges. The Fund may invest a portion of its assets in frontier markets.

The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use a range of derivative instruments to manage exposure to various foreign currencies, to gain exposure to certain individual securities, to hedge various market and event risks (such as interest rates, currency exchange rates, and broad or specific equity market movements) and as a means of generating additional income from written options. Derivative instruments that may be used include forward contracts to either increase or decrease exposure to a given currency, total return swaps and options, both written and purchased, on individual equity securities and/or equity markets and/or ETFs. The Fund also may use futures contracts on foreign equity indexes.

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. The Fund also may periodically invest in shares of ETFs to gain exposure to desired sectors or securities. The Fund may invest in private placements, non-public companies, and other restricted securities.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Delaware Climate Solutions Fund

The Delaware Climate Solutions Fund seeks to achieve its objective by investing in securities of U.S. and non-U.S. issuers, including non-dollar securities and securities of emerging market issuers. The Fund focuses its investments on equity securities and equity-related investments and may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization.  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies that the Manager has identified as being capable of reducing, displacing and/or sequestering greenhouse gas (GHG) emissions or helping others to do so.  In constructing the Fund's portfolio, the Manager will also emphasize the selection of securities issued by companies that the Manager believes offer superior financial risk-adjusted returns.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. In addition, the Fund has a policy to concentrate (invest at least 25% of its net assets) in companies within the energy industry. Companies in the energy industry include, but are not limited to, oil companies, oil and gas drilling, equipment and services companies, oil and gas exploration and production companies, oil and gas storage and transportation companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. Notwithstanding the foregoing, the Fund may also invest its assets across different sectors outside of the energy industry.

The Manager's investment process for the Fund begins with idea generation, focusing on the identification of companies capable of reducing, displacing, and/or sequestering GHG emissions or helping others to do so.  The Manager's investment process is designed to identify both “reducers” and “facilitators” for inclusion in the Fund's portfolio. Companies identified as “reducers”, i.e., those reducing, displacing, and/or sequestering their own GHG emissions, are willing and able to make reductions in their absolute GHG emissions. Within these “reducer” companies, Manager gives preference to companies that are able to demonstrate a commitment to help remain on a transition pathway towards the goals of the United Nations Climate Change Paris Agreement of 2015 (“Paris Agreement”) by 2050. Companies identified by Manager as “facilitators”, i.e., those helping others reduce emissions, offer products and/or services that help reduce GHG emissions primarily through displacement and/or sequestration.

Progress towards the impact component of the Fund's investment objective will be measured annually and a discussion of the progress will be included in its annual shareholder report. Those discussions will address the GHG emissions reduction efforts of the companies that the Fund considers “reducers” and also will address the progress of the companies the Fund considers “facilitators” toward implementing and commercializing products and services that are meant to contribute to the reduction of carbon emissions. Achievement of the impact component of the Fund's investment objective is dependent upon companies' ability to deliver on their stated emissions reduction goals through either their own actions and/or the products and services offered to others. Lack of capital, technological failure, changes in management goals, and regulatory restrictions are among the factors that may hinder the attainment of the impact objectives. The ability of the Fund to measure a company's progress as a reducer or facilitator is, to a significant extent, contingent on the information disclosed by the company.

Data on emissions is sourced from company web sites, corporate sustainability reports, and third-party sources such as non-governmental organizations, sell-side research, and, on a limited basis. ESG data providers. For “reducers,” the Manager will source the most recent reported Scope 1 and Scope 2 emissions. To estimate a company's emission reduction by 2030, the Manager will subtract current emissions from estimated emissions by 2030. Estimated emissions are sourced from company-disclosed targets and/or estimates from the Transition Pathway Initiative, which is a global, asset-owner led initiative that assesses companies' preparedness for the transition to a low carbon economy. Some company-level emission estimates will be calculated by applying forecasted changes in carbon intensity on a percentage basis and applying that change to a base level of emissions. For “facilitators,” measurement is based on annual estimated GHG emissions saved in comparison to existing higher GHG-emitting alternatives. Because company GHG emissions data are not standardized (and are further subject to estimation error when not company-reported), the data sets the Manager must rely on may imperfectly represent companies' true GHG emissions. Additionally, the company emissions targets that the Manager sets are based on model assumptions and estimations that carry the inherent risk associated with any modeling or estimating process.

From this universe of companies identified pursuant to the process described above, companies with perceived superior risk-adjusted returns are selected. This selection process includes cash flow, earnings and net asset value analysis combined with a strong financial profile and balance sheet.  The Manager will also review a company's corporate governance, shareholder alignment and capital allocation.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Delaware Global Value Equity Fund

Delaware Global Value Equity Fund seeks to achieve its objective by investing in equity securities that are issued by companies of any size located largely in developed markets around the world that Delaware Management Company (Manager) believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. The Fund focuses on companies that the Manager believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long term.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (80% policy). Although the Fund invests primarily in large-capitalization companies, it may invest in companies of any size. Under normal circumstances, the Fund invests at least 40% (or, if the Manager deems it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers. The Fund may invest in US and non-US issuers, including issuers located in emerging market countries, and may invest up to 100% of its total assets in foreign securities. The Fund will focus its investments in the consumer staples industry. The consumer staples industry consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of, consumer goods and services that have non-cyclical characteristics, such as food and beverage, household goods, personal products, and non-discretionary retail.

In selecting securities for the Fund, the Manager uses a company-specific stock selection process. The Manager seeks to identify higher-quality companies that it believes are reasonably valued, have a strong likelihood of maintaining and/or growing their dividends, and have a relatively stable to improving fundamental outlook, relative to market expectations.

The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Understandable and quality businesses are reasonably straightforward and void of excessive complexity, excessive debt, and relative margin instability. Mispricings occur when shorter-term market fluctuations lead to a discount between a stock's price and its fair value. Fair value is derived from such factors as the long term sales and future earnings potential of a business. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings

How we manage the Funds

power and free cash flow generation, sustainable business models and competitive advantages, the ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and the ability to gain market share from competitors. An estimate for long term earnings power is derived in order to calculate the fair value of a company. To compensate for unpredictable risks, the team aims to invest in companies that can be bought within an adequate safety margin to the estimated fair value. The portfolio managers strive to purchase stocks at a discount to what they deem to be fair value. The discount effectively provides a cushion to absorb potential stock price depreciation due to such factors as unexpected negative shifts in currency values and/or economic instability. Screening is a method used for idea generation. A typical screen may exclude stocks under a certain market cap and then further applying numerous valuation, quality, and growth metrics hurdles that would effectively reduce the universe further. Survivors would become candidates for fundamental research whereas in-depth analysis occurs to ultimately determine the attractiveness of a stock for potential portfolio admission.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities of that type. For example, the Manager may sell a security if it believes the security no longer offers attractive current income prospects or significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. The Manager also may sell a security to reduce the Fund's holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy Global Growth Fund

The Fund seeks to achieve its objective to provide growth of capital by investing primarily in common stocks of US and foreign companies (including depositary receipts of foreign issuers) that the Manager believes are competitively well-positioned, gaining market share, have the potential for long-term growth, and/or operate in regions or countries that the Manager believes possess attractive growth characteristics. The Fund primarily invests in issuers of developed countries, including the US, although the Fund has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. Growth securities are those whose earnings, the Manager believes, are likely to have strong growth over several years. A depositary receipt generally is issued by a bank or other financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. The Manager seeks profitable companies with a sustainable competitive advantage in their industry as well as the ability to sustain their growth rates. There is no guarantee, however, that the Fund will achieve its objective.

The Manager begins its investment process by screening the portfolio's investable universe by focusing on companies with earnings and cash flow estimates that the Manager believes are not being recognized by the marketplace. Following this screening process, the Manager utilizes a research-based investment process that focuses on bottom-up (researching individual issuers) stock selection. The Manager seeks strong companies that possess a unique, sustainable competitive advantage or an improving advantage and which the Manager believes are trading at a reasonable valuation. The Manager may look at a number of factors in selecting securities for the Fund's holdings, including: a company's competitive position and its sustainability; a company's growth and earnings potential and valuation; a company's financials, including cash flow and balance sheet; management of the company; strength of the industry; size of the company's total addressable market; margin trends; switching costs; control of distribution channels; brand equity; scale; patent protection; and applicable economic, market, and political conditions of the country in which the company is located and/or in which it is doing business. As an overlay to its bottom-up analysis, the Manager considers factors such as the geographical economic environment, the political environment, regulatory policy, geopolitical risk, and currency risk.

Although the Fund primarily invests in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size and in any geographical area, including the US, and within various sectors, which may include companies that are offered in IPOs. Under normal circumstances, the Fund invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Fund may invest up to 80% of its total assets in foreign securities, including securities denominated in currencies other than the US dollar. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. The Fund typically holds a limited number of stocks (generally 50 to 70).

The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use options, total return swaps or other derivatives. The Fund may use derivatives in an attempt to hedge broad or specific equity market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas or to otherwise manage the risks of the Fund's investments. In an effort to manage foreign currency exposure, the Fund may use forward currency contracts to either increase or decrease exposure to a given currency. The Fund also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to precious metals and other commodities. The Fund may invest in restricted securities. In addition, the Fund may invest in “A-shares” of certain Chinese companies - which otherwise are not eligible to be directly purchased by US mutual funds - through various trading programs with Chinese-based stock exchanges.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The Manager aims to remain fully invested over the market cycle. However, when a temporary defensive position is desirable, the Manager could raise up to 15% in cash. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements(which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, and other types of derivatives, for defensive purposes. The Manager also may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries, including investments in long-term US or foreign government bonds; and it also may invest all of its assets in US securities. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Delaware Ivy International Core Equity Fund

Delaware Ivy International Core Equity Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities. Such companies primarily will be located in, or principally traded in, developed European and Asian/Pacific Basin markets. In seeking to enhance potential return, the Fund also may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. The Fund also may invest in depositary receipts of foreign issuers. The Manager believes that there are often dislocations and valuation discrepancies in the international financial markets and, therefore, it seeks to find and invest in what it believes are mispriced countries, sectors, currencies, and, ultimately, stocks with attractive valuations relative to their potential and to their global peer group. The Manager uses a disciplined approach while looking for investment opportunities around the world, preferring companies that it believes to have strong and growing competitive positions and reasonable valuations.

The Fund also may invest in depositary receipts of foreign issuers. The Manager also may employ a growth approach by seeking companies whose earnings it believes will grow faster than the economy. Although the Fund primarily invests insecurities issued by large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. There is no guarantee, however, that the Fund will achieve its objective.

The Manager believes that there are often dislocations and valuation discrepancies in the international financial markets and, therefore, it seeks to find and invest in what it believes are mispriced countries, sectors, currencies, and, ultimately, stocks with strong or strengthening competitive positions and attractive valuations relative to their potential and to their global peer group. The Fund invests in a variety of sectors, countries, and currencies in an effort to gain diversification. The Manager utilizes the bottom-up fundamental stock selection process focused on finding companies whose estimates for earnings and cash flows, especially in subsequent years, the Manager believes are underappreciated by the marketplace.

As noted, the Manager follows a bottom-up approach to its stock selection and evaluates individual companies based on various factors, including: free cash flow, sales growth, financial leverage, and return on invested capital along with various valuation metrics. The Manager uses various data and screening services as part of its stock-selection process, primarily to assess return on invested capital and relative valuation.

The Manager also assesses developments in global gross domestic product, business and product cycles, foreign exchange, relative valuations, and politics around the world and overlays a macro lens to complement deep fundamental research.

The Manager uses a combination of country analysis (economic growth, money flows, business cycle, interest rates, political climate, and currencies), sector and industry dynamics (growth opportunities, competitive dynamics, cyclical sensitivity, and economic returns), and individual stock selection (strong free cash flow, dividend yields, strengthening fundamentals, solid or improving competitive advantage, higher expected returns, value relative to peers, and improving growth prospects). The Fund may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets.

Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. The Fund may invest in companies that are offered in IPOs.

How we manage the Funds

The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. In an effort to manage foreign currency exposure, the Fund may use forward currency contracts to either increase or decrease exposure to a given currency. The Fund also may use a range of other derivative instruments, including total return swaps, in seeking to hedge or manage broad or specific equity market movements, to facilitate trading in certain securities, or to manage exposure to specific securities, sectors and/or geographical areas. In addition, the Fund may use written options on individual equity securities to enhance return.

The Fund also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to commodities. In addition, the Fund may invest in “A-shares” of certain Chinese companies - which otherwise are not eligible to be directly purchased by US mutual funds - through various trading programs with Chinese-based stock exchanges.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The Manager aims to remain fully invested over the market cycle. However, when a temporary defensive position is desirable, the Manager could raise up to 15% in cash. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position the Fund may not achieve its investment objective.

Delaware Ivy Large Cap Growth Fund

The Fund seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large-capitalization (and, to a lesser extent, mid-capitalization) US (and, to a lesser extent, foreign) companies that the Manager believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors' expectations. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in large-capitalization companies, which typically are companies with market capitalizations of at least $10 billion at the time of acquisition (80% policy). The Fund is non-diversified, meaning it may invest a significant portion of its total assets in a limited number of issuers. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities for the Fund, the Manager begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. The Manager seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; ESG characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers, and competitors. The Manager's process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process.

From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager's fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. The Fund typically holds a limited number of stocks (generally 35 to 50).

The Fund invests primarily in common stocks but also may own, to a lesser extent, debt securities, typically of investment-grade and of any maturity. Additionally, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy Mid Cap Growth Fund

The Fund seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of US and, to a lesser extent, foreign mid-capitalization companies that the Manager believes are high quality and/or offer above-average growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of mid-capitalization companies (80% policy). There is no guarantee, however, that the Fund will achieve its objective.

The Fund primarily focuses on mid-capitalization growth companies that the Manager believes have the potential to become large-capitalization companies, which may include companies that are offered in IPOs. For purposes of this Fund, mid-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap Growth Index over the last 13 months at the time of acquisition. As of June 30, 2022 (the quarter-end closest to the index's rebalance), this range of market capitalizations was between approximately [$1.2 billion and $58.40 billion]. Securities of a company whose capitalization exceeds the mid-capitalization range after purchase will not be sold solely because of the company's increased capitalization.

The Manager primarily emphasizes a bottom-up (researching individual issuers) approach in its selection of securities for the Fund, and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. The Manager may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. The Manager also may consider a company's dividend yield. Part of the Manager's investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

The Fund's holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that the Manager believes have the ability to maintain growth over the longer term); stable growth (companies that the Manager believes are well-managed, have durable business models and are producing moderated, yet reliable, earnings growth but that are not the fastest growth companies within the mid-capitalization growth universe); and unrecognized growth (companies, in the Manager's view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert growth).

The Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In addition to common stocks, the Fund may invest in debt securities of any maturity and mostly of investment-grade, that is, rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality.

How we manage the Funds

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use futures contracts on domestic indexes and options, both written and purchased, on an index or on individual or baskets of equity securities, in an attempt to gain exposure to certain sectors or securities, to enhance income, and/or to hedge certain event risks on positions held by the Fund and to hedge market risk on equity securities. In addition, the Fund may use total return swaps in an attempt to increase exposure to various equity sectors and markets or individual or baskets of equity securities. The Fund also may invest in exchange-traded funds (ETFs) as a means of gaining market exposure and/or to manage fund flows.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. Moreover, the Fund may choose to invest in companies whose sales and earnings growth generally are stable through a variety of economic conditions. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy Mid Cap Income Opportunities Fund

The Fund seeks to achieve its objective to provide total return through a combination of current income and capital appreciation by investing primarily in a diversified portfolio of income-producing common stocks of mid-capitalization companies that the Manager believes demonstrate favorable prospects for total return. The Fund primarily focuses on mid-capitalization companies that the Manager believes have the ability to sustain, and potentially increase, dividends while providing capital appreciation over the long-term. There is no guarantee, however, that the Fund will achieve its objective.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of mid-capitalization companies (80% policy), which, for purposes of this Fund, typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap Index over the last 13 months at the time of acquisition. As of June 30, 2022 (the quarter-end closest to the index's rebalance), this range of market capitalizations was between approximately [$925.30 million and $58.40 billion]. Securities of a company whose capitalization exceeds the mid-capitalization range after purchase will not be sold solely because of the company's increased capitalization.

In selecting securities for the Fund, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and may look at a number of factors in its consideration of a company, such as: competitive and sustainable dividend yield; potential growth in dividends; strong financial and operational capabilities; stable and consistent revenue, earnings, and cash flow; a sound balance sheet; market potential; profit potential and a proven track record of, or the potential for, returning capital to shareholders. Part of the Manager's investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

The Fund has the ability to invest in securities of companies across the valuation spectrum, including securities issued by growth and value-oriented companies. The Fund's portfolio holdings generally will be of approximate equal weight, but the Manager may adjust the weighting depending upon market conditions, for investment opportunities, or when the Manager adds or divests certain positions. The Manager intends to re-balance the Fund's portfolio holdings at least quarterly in an effort to maintain an approximate equal weighting. Additional factors considered by the Manager include domestic economic growth, as well as changes in interest rates, commodity prices and foreign economic growth.

The Fund typically will hold a limited number of stocks (generally 35 to 50).

The Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In addition to common stocks, the Fund may invest in preferred stocks. The Fund also may invest in convertible securities and in debt securities of any maturity and mostly of investment grade, that is, rated BBB- or higher by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest in publicly traded partnerships (often referred to as master limited partnerships (MLPs)). The Fund's investments in MLPs will be limited by tax considerations. The Fund also may invest in securities issued by REITs.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use futures contracts on domestic indexes and options, both written and purchased, on an index or on individual or baskets of equity securities, in seeking to gain exposure to certain sectors or securities, to enhance income, and/or to hedge certain event risks on positions held by the Fund and to hedge market risk on equity securities.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. Moreover, the Fund may choose to invest in companies whose sales and earnings growth generally are stable through a variety of economic conditions. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy Science and Technology Fund

The Fund seeks to achieve its objective to provide growth of capital by investing primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of science or technology companies (80% policy). Such companies may include those that, in the opinion of the Manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the Manager's opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. Additionally, the Fund may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities (applied science and technology companies).

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

The Fund may invest in securities issued by companies of any size, which may include companies that are offered in IPOs, and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Fund may invest in any geographical area. The Fund typically holds a limited number of stocks (generally 35 to 60). Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. There is no guarantee, however, that the Fund will achieve its objective.

In its selection of securities for investment by the Fund, the Manager aims to identify companies that it believes are benefiting from the world's strongest secular economic trends, and then applies its largely bottom-up (researching individual issuers) research to identify what it believes are the best holdings for the Fund. The Manager considers, among other factors, a company's growth potential, earnings potential, quality of management, valuation, financial statements, industry position/market size potential and applicable economic and market conditions, as well as whether a company's products and services have high barriers to entry. The Manager carefully monitors the macroeconomic environment, but its focus remains primarily on security-specific fundamental research.

The Fund may invest in, but is not limited to, areas such as:

How we manage the Funds

Science: ■ pharmaceuticals ■ medical technology equipment ■ biotechnology ■ genomics ■ proteomics ■ healthcare services

Technology:

■ semiconductors

■ computer hardware

■ IT services

■ software

■ networking

■ telecommunication services

■ entertainment

■ content media

■ data processing

■ ;internet

■ energy efficiency

■ alternative energy

■ defense electronics

Applied Science and Technology: ■ agriculture ■ financial services ■ consumer discretionary ■ industrials ■ energy ■ transportation ■ retail

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in debt securities. The Fund may invest up to 20% of its total assets in non-investment-grade fixed-income securities, which are securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest in restricted securities.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use options, both written and purchased, on individual equity securities owned by the Fund, baskets of equity securities and equity indexes, as well as futures contracts on equity indexes. The Fund may use derivatives in an attempt to enhance return, to hedge broad or specific equity market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas, to gain exposure more efficiently than through a direct purchase of the security or to otherwise manage the risks of the Fund's investments. In an effort to manage foreign currency exposure, the Fund may use forward currency contracts to either increase or decrease exposure to a given currency. Additionally, the Fund may invest in ETFs as a means of gaining exposure to a particular segment of the market and/or to invest cash effectively. In addition, the Fund may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by US mutual funds — through various trading programs with Chinese-based stock exchanges.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy Smid Cap Core Fund

Delaware Ivy Smid Cap Core Fund seeks to achieve its objective by investing primarily in various types of equity securities of small- and mid-capitalization companies that Delaware Management Company (Manager) believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Fund's net assets will be invested, at the time of purchase, in common stocks of small-and mid-capitalization companies. For purposes of this Fund, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2500TM Index at the time of purchase and mid-capitalization companies are those within the market capitalization range of the Russell Midcap® Index at the time of purchase.

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund's investment objective. The Manager strives to identify stocks of small companies that it believes offer above-average opportunities for long-term price appreciation based on: (1) attractive valuations, (2) growth prospects, and (3) strong cash flow. The Fund employs bottom-up (stock-by-stock) security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. The Manager typically uses a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance-sheet quality. In further evaluating the attractiveness of an investment, the Manager considers factors such as business conditions in the company's industry and its competitive position in that industry. The Manager conducts fundamental research on certain investments, which often includes reviewing US Securities and Exchange Commission (SEC) filings, examining financial statements, and meeting with top-level company executives. When constructing the portfolio, the Manager applies controls to ensure the portfolio has risk characteristics that it deems acceptable. These characteristics include, but are not limited to, size, valuation, growth, yield, and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may invest in ETFs as a means of gaining exposure to a particular segment of the market and/or to invest cash effectively.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. The Fund also may invest in more established companies, such as those with longer operating histories than many small-capitalization companies. Additionally, it may increase the number of issuers in which it invests and thereby limit the Fund's position size in any particular security. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. Other defensive tactics that may be used by the Manager include holding smaller position sizes in individual holdings and/or being more broadly diversified across sectors and industries. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Delaware Ivy Small Cap Growth Fund

The Fund seeks to achieve its objective to provide growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-capitalization companies (80% policy). The Fund invests primarily in common stocks of small-capitalization companies that are relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where the Manager believes there is an opportunity for higher growth than in established companies or industries. For purposes of this Fund, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of June 30, 2022 (the quarter-end closest to the index's rebalance), this range of market capitalizations was between approximately [$58.55 million and $15.69 billion]. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company's increased capitalization. The Fund's investments in equity securities may include common stocks that are offered in IPOs. There is no guarantee, however, that the Fund will achieve its objective.

The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term.

The Manager begins its investment process by screening the small-capitalization universe for companies with accelerating revenue growth and improving returns on invested capital. Following this initial screening, the Manager utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. The Manager seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive

How we manage the Funds

cash flows; that is increasing market share and/or creating increasing barriers to entry either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. The Manager believes that such companies generally have a replicable business model that allows for sustained growth.

The Fund's portfolio tends to be allocated across a spectrum of growth companies comprised of four major categories: aggressive growth (often young companies that are early entrants to new industries or market opportunities); accelerating growth (companies growing somewhat quickly but less aggressively and delivering solid margin expansion); consistent growth (companies that are growing still more slowly but remain stable, reliable competitors in attractive industries), and out of favor growth (companies whose valuations have been reduced but that the Manager believes continue to possess potential growth prospects).The focus on holding an investment is intermediate to long-term.

From time to time, the Fund also may invest a lesser portion of its assets in securities of mid- and large-capitalization companies (that is, companies with market capitalizations larger than that defined above) that, in the Manager's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may invest in ETFs to gain industry exposure not otherwise available through direct investments in small-capitalization securities. The Fund also may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use total return swaps, futures contracts on domestic equity indexes and options, both written and purchased, in an attempt to hedge various market risks and/or individual securities or to gain or increase exposure to various equity sectors and markets or to enhance income.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. The Fund also may invest in more established companies, such as those with longer operating histories than many small-capitalization companies. Additionally, it may increase the number of issuers in which it invests and thereby limit the Fund's position size in any particular security. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy Value Fund

The Fund seeks to achieve its objective to provide capital appreciation by primarily investing, for the long term, in the common stocks of large-capitalization US and, to a lesser extent, foreign companies that the Manager believes are undervalued. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Fund seeks to invest in stocks that are, in the opinion of the Manager, undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by Manager and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Fund will achieve its objective.

The Manager begins its investment process by screening the large-capitalization universe for companies with high normalized free cash flow to enterprise value, with the additional metric of price to book for many financial companies. To identify securities for the Fund, the Manager primarily utilizes fundamental bottom-up (researching individual issuers) research while considering top-down (assessing the market environment) and quantitative analysis. In general, in selecting securities for the Fund, the Manager evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, which may include: estimated intrinsic value of the company using various valuation metrics, historical earnings growth, future expected earnings growth, company's position in its industry, industry conditions, competitive strategy, management capabilities, free cash flow potential, changes in share count, changes in working capital, and internal or external catalysts for change. The Fund emphasizes companies that the Manager believes have clearly identifiable catalysts that will help the companies achieve their estimated intrinsic values. Sector weights are determined by an analytical process in which the Manager identifies the sectors with the most and least attractive candidates for inclusion in the Fund. The Manager then may consider overweighting or underweighting a particular sector based on that analysis. The Fund typically holds a limited number of stocks (generally 30 to 45).

The Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may invest in publicly traded partnerships (often referred to as MLPs). An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The Fund's investments in MLPs will be limited by tax considerations.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use options on individual equity securities, in seeking to gain or increase exposure to, or facilitate trading in, certain securities or market sectors. The Fund also may use written options contracts on individual equity securities to enhance return. In addition, the Fund may use futures contracts on domestic equity indexes in an attempt to hedge market risk on equity securities.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Additional Investment Considerations

The objective(s) and investment policies of each Fund may be changed by the Board without a vote of the Fund's shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, will be given prior written notice, typically at least 60 days in advance, of any material change in a Fund's objective(s).

Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, a Fund may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.

To the extent a Fund invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on the Manager's skill or that of a Fund's investment sub-advisor, as applicable (hereinafter referred to collectively as the Manager), in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that a Fund will achieve its objective(s).

Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant and thus affect the performance of a Fund.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a

How we manage the Funds

Fund invests in securities that are backed by pools of mortgage loans, the risk to that Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each Fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target of the securities in each such Fund's holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that a Fund must distribute for federal tax purposes, the distribution of which would increase your taxable income.

Each Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Manager may invest a portion of a Fund's assets in cash or cash equivalents if the Manager is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Fund's investment objective(s), strategies and policies, or for other reasons.

Please see the Funds' SAI for additional information about certain of the securities described below as well as other securities in which the Funds may invest.

Other investment strategies

Borrowing from banks

Each Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective. Each Fund will not borrow money in excess of one-third of the value of its total assets.

Lending securities

Each Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of a Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for a Fund.

Purchasing securities on a when-issued or delayed-delivery basis

Each Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions

In response to unfavorable market conditions, a Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with a Fund's investment objectives. To the extent that a Fund holds such instruments, it may be unable to achieve its investment objectives.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Funds, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal and non-principal risks you assume when investing in the Funds. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Delaware Ivy Asset Strategy Fund

Principal Risks. An investment in Delaware Ivy Asset Strategy Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Foreign and emerging markets risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

How we manage the Funds

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund.

Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Commodity-related investments risk

Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Fund's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Fund may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Fund may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security's liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager's analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. Ratings represent the ratings agency's opinion regarding the quality of the security and are not a guarantee of quality.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of

How we manage the Funds

judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Bank loans and other direct indebtedness risk

In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Fund's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to a Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, a Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Fund has an interest. If the loan is unsecured, there is no specific collateral on which a Fund can foreclose. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, a Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Fund could enforce its rights directly against the borrower.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Changes to monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. It is difficult to predict the impact of these rate changes and any future rate changes on various markets.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage- backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing a Fund's income. Conversely, when interest rates rise, the values of mortgage- backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

How we manage the Funds

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

How we manage the Funds

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Asset Strategy Fund may be subject to other, non-principal risks, including the following:

China investment risk

Certain Funds may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Fund's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders' meetings due to current limitations on the use of multiple proxies in China.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the US, central banks or supranational entities. Furthermore, because dividends declared by a Fund will be declared in US dollars and underlying payments received by a Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional

How we manage the Funds

funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Reinvestment risk

Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

REIT-related risk

The value of a Fund's investments in a REIT may be adversely affected by (1) changes in the value of the REIT's underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT's failure to maintain its exemption from registration under the 1940 Act. In addition, a Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Fund.

Sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security's value may decrease or such security may be appropriately priced.

Delaware Ivy Balanced Fund

Principal Risks. An investment in Delaware Ivy Balanced Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

How we manage the Funds

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new

How we manage the Funds

trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Fixed income risk

The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security's liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager's analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. Ratings represent the ratings agency's opinion regarding the quality of the security and are not a guarantee of quality.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

REIT-related risk

The value of a Fund's investments in a REIT may be adversely affected by (1) changes in the value of the REIT's underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT's failure to maintain its exemption from registration under the 1940 Act. In addition, a Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful

How we manage the Funds

smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Mid-market capitalization company risk

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Balanced Fund may be subject to other, non-principal risks, including the following:

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they

How we manage the Funds

would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Dividend-paying stock risk

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Bank loan and other direct indebtedness risk

In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Fund's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to a Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, a Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Fund has an interest. If the loan is unsecured, there is no specific collateral on which a Fund can foreclose. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, a Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Fund could enforce its rights directly against the borrower.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage- backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing a Fund's income. Conversely, when interest rates rise, the values of mortgage- backed and asset-backed securities generally fall. Rising interest

How we manage the Funds

rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Reinvestment risk

Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Small-market capitalization company risk

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security's value may decrease or such security may be appropriately priced.

Delaware Ivy Core Equity Fund

Principal Risks. An investment in Delaware Ivy Core Equity Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

How we manage the Funds

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security's value may decrease or such security may be appropriately priced.

Industry and sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

How we manage the Funds

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Core Equity Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

How we manage the Funds

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

How we manage the Funds

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Delaware Ivy Systematic Emerging Markets Equity Fund

Principal Risks. An investment in Delaware Ivy Systematic Emerging Markets Equity Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia

How we manage the Funds

Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

As a result of the military action by Russia in Ukraine, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region's economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact your Fund's performance.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Capital repatriation risk

Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Manager is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Geographic focus risk

Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent a Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and a Fund's performance may be more volatile than the performance of a more geographically diversified fund.

China investment risk

Certain Funds may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Fund's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in

How we manage the Funds

corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders' meetings due to current limitations on the use of multiple proxies in China.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the US, central banks or supranational entities. Furthermore, because dividends declared by a Fund will be declared in US dollars and underlying payments received by a Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Industry and sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Consumer discretionary sector risk

The Fund currently invests a significant portion of its assets in the consumer discretionary sector, and therefore the Fund's performance could be negatively impacted by events affecting this sector. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, e-commerce, and automobiles. Many companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer. As such, the success of these companies is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income levels, as well as consumer preferences and tastes, social trends and marketing campaigns. Companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer propensity to spend can also affect the demand for, and success of, consumer products and services in the marketplace.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

How we manage the Funds

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Systematic Emerging Markets Equity Fund may be subject to other, non-principal risks, including the following:

Commodity-related investments risk

Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Fund's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Fund may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Fund may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the

How we manage the Funds

CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Frontier market risk

Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to more developed market countries) and, as a result, a Fund's exposure to risks associated with investing in emerging market countries are magnified when a Fund invests in frontier market countries. The increased risks include: the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Securities issued by foreign governments or companies in frontier market countries are even more likely than emerging market securities to have greater exposure to the risks of investing in foreign securities that are described above in Foreign risk.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Metals investment risk

Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that a Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The US or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Portfolio turnover risk

Frequent buying and selling of investments involve higher costs to a Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder's after-tax return on its investment in a Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target, and the need to sell a security to meet redemption activity.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Fund.

How we manage the Funds

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Subsidiary investment risk

By investing in its subsidiary, each of Delaware Ivy Asset Strategy Fund and Delaware Ivy Systematic Emerging Markets Equity Fund is exposed to the risks associated with its Subsidiary's investments. Each Fund's Subsidiary is not registered under the 1940 Act, and is not subject to all of the investor protections of the 1940 Act. Thus, each Fund, as an investor in its Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because each Fund wholly owns and controls its Subsidiary, and each Fund and its Subsidiary are managed by the Manager, it is unlikely that the Fund's Subsidiary would take action contrary to the interests of the Fund or the Fund's shareholders. In addition, changes in the laws of the US and/or the Cayman Islands, under which each Fund and its Subsidiary are organized, respectively, could result in the inability of each Fund and/or its Subsidiary to operate as intended and could negatively affect each Fund and its shareholders.

Subsidiary tax risk

To qualify as a regulated investment company (RIC) under the federal tax law for a taxable year, a Fund must derive at least 90% of its annual gross income from sources considered to be “qualifying” income. However, income derived from disposing of commodities is not considered “qualifying” income. By investing in its Subsidiary, each of Delaware Ivy Asset Strategy Fund and Delaware Ivy Systematic Emerging Markets Equity Fund is exposed to the risk that it will be treated as having gains resulting from disposing of commodities (that is, “non-qualifying” income), and therefore may not qualify as a RIC in any given taxable year. If each Fund failed to qualify as a RIC, it may incur potentially significant federal income tax expense and, more importantly, also may cause investors to incur tax liabilities they otherwise would not have incurred. For example, such Fund would be subject to income tax on its taxable income at the corporate income tax rate, with the consequence that its income available for distribution to shareholders would be reduced. In addition, such taxable income also would be subject to tax at the shareholder level as dividend income when distributed to shareholders. Each Fund has received an opinion of counsel, which is not binding on the IRS or the courts, that income each Fund receives from its Subsidiary should constitute qualifying income. However, if the IRS were to determine that a Fund's income from a subsidiary was not considered qualifying income and that determination was upheld by the courts, then such Fund — despite the opinion of counsel — might be unable to qualify as a RIC. In addition, it is possible that future tax legislation, regulations, and/or further guidance issued by the IRS may affect the character, timing, and/or amount of a Fund's taxable income or capital gains and distributions it makes, which in turn may adversely affect the Fund and its shareholders. Treasury Regulations permit a Fund to treat distributions from the Subsidiary's earnings and profits as qualifying income, even if the Subsidiary does not make a distribution of such income.

Delaware Climate Solutions Fund

Principal Risks. An investment in Delaware Climate Solutions Fund is subject to various risks, including the following:

Energy sector risk

Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that policy changes by the US government and the Federal Reserve, which may include increasing interest rates, could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (common referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Nondiversification risk

Certain Funds are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, such Funds may invest a greater percentage of its assets in the securities of an issuer. Thus, such Funds may hold fewer securities than other funds. A decline in the value of those investments would cause such Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Concentration risk

If a Fund invests more than 25% of its total assets in a particular industry, the portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

ESG risk

Using ESG criteria in the investment process may exclude certain companies for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG factors. In addition, because company GHG emissions data are not standardized (and are further subject to estimation error when not company-reported), the data sets the Fund must rely on may imperfectly represent companies' true GHG emissions. Also, the company emissions targets that the Manager sets are based on model assumptions and estimations that carry the inherent risk associated with any modeling or estimating process.

Climate change investment focus risk

The Fund's focus on securities of issuers that seek opportunities to reduce, displace and/or sequestor GHG emissions or help other to do so may affect the Fund's exposure to certain sectors or types of investments. The Fund's relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally.

How we manage the Funds

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on the Fund also is likely to decline as the Fund grows.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. An economic crisis may reduce the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by the Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in some emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a

How we manage the Funds

result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Foreign currency exchange transactions and forward foreign currency contracts

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Government and regulatory risk

The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Climate Solutions Fund may be subject to other, non-principal risks, including the following:

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio's ability to achieve its investment objective.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Delaware Global Value Equity Fund

Principal Risks. An investment in Delaware Global Value Equity Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established

How we manage the Funds

healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

How we manage the Funds

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security's value may decrease or such security may be appropriately priced.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Industry and sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Consumer staples industry risk

Consumer staples risk is the risk that companies in the consumer staples industry may be affected by changes in general economic conditions, worldwide economic conditions, political events, world events, government regulation, environmental factors, depletion of resources, consumer confidence, consumer spending, marketing, competition, demographics and consumer preferences, product trends, and production spending.

Companies in the consumer staples industry may also be subject to risks relating to the supply of, demand for, and prices of raw materials. Companies in this industry are also affected by natural and man-made disasters and political, social, or labor unrest that affect production and distribution of consumer staple products.

Concentration risk

The risk that a concentration in a particular industry will cause a fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. A fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Nondiversification risk

Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers, with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of a fund's assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Global Equity Income Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is

How we manage the Funds

dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the

Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Dividend-paying stock risk

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

How we manage the Funds

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Delaware Ivy Global Growth Fund

Principal Risks. An investment in Delaware Ivy Global Growth Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established

How we manage the Funds

healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Industry and sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

How we manage the Funds

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Global Growth Fund may be subject to other, non-principal risks, including the following:

China investment risk

Certain Funds may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Fund's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders' meetings due to current limitations on the use of multiple proxies in China.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the US, central banks or supranational entities. Furthermore, because dividends declared by a Fund will be declared in US dollars and underlying payments received by a Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

How we manage the Funds

Commodity-related investments risk

Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Fund's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Fund may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Fund may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a

Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed

How we manage the Funds

100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How we manage the Funds

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Fund.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Delaware Ivy International Core Equity Fund

Principal Risks. An investment in Delaware Ivy International Core Equity Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact

How we manage the Funds

particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Geographic focus risk

Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent a Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and a Fund's performance may be more volatile than the performance of a more geographically diversified fund.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security's value may decrease or such security may be appropriately priced.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

How we manage the Funds

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

How we manage the Funds

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy International Core Equity Fund may be subject to other, non-principal risks, including the following:

China investment risk

Certain Funds may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Fund's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders' meetings due to current limitations on the use of multiple proxies in China.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the US, central banks or supranational entities. Furthermore, because dividends declared by a Fund will be declared in US dollars and underlying payments received by a Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Commodity-related investments risk

Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Fund's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Fund may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Fund may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

How we manage the Funds

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Delaware Ivy Large Cap Growth Fund

Principal Risks. An investment in Delaware Ivy Large Cap Growth Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

How we manage the Funds

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Nondiversification risk

Certain Funds are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, such Funds may invest a greater percentage of its assets in the securities of an issuer. Thus, such Funds may hold fewer securities than other funds. A decline in the value of those investments would cause such Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Industry and sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Large Cap Growth Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

How we manage the Funds

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the

How we manage the Funds

United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Delaware Ivy Mid Cap Growth Fund

Principal Risks. An investment in Delaware Ivy Mid Cap Growth Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

How we manage the Funds

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Industry and sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Healthcare sector risk

Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the FDA; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Mid Cap Growth Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

How we manage the Funds

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the

How we manage the Funds

United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Delaware Ivy Mid Cap Income Opportunities Fund

Principal Risks. An investment in Delaware Ivy Mid Cap Income Opportunities Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

How we manage the Funds

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Mid Cap Income Opportunities Fund may be subject to other, non-principal risks, including the following:

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security's liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager's analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. Ratings represent the ratings agency's opinion regarding the quality of the security and are not a guarantee of quality.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to

How we manage the Funds

close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Dividend-paying stock risk

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental

How we manage the Funds

authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

How we manage the Funds

Master limited partnership (MLP) risk

Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographical region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLPs taxed as partnerships generally do not pay US federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being treated as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction of the value of the underlying fund's investment, and consequently your investment in a Fund and lower income. A distribution from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distribution does not exceed the investor's adjusted basis in its MLP interest.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

REIT-related risk

The value of a Fund's investments in a REIT may be adversely affected by (1) changes in the value of the REIT's underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Code) or changes in laws and/or rules related to that status; or (3) the REIT's failure to maintain its exemption from registration under the 1940 Act. In addition, a Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security's value may decrease or such security may be appropriately priced.

Delaware Ivy Science and Technology Fund

Principal Risks. An investment in Delaware Ivy Science and Technology Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

How we manage the Funds

Science and technology industry risk

Investment risks associated with investing in science and technology securities, in addition to other risks, include a company's operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, and aggressive pricing of products and services, as well as new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile, and may increase the volatility of these securities.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Nondiversification risk

Certain Funds are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, such Funds may invest a greater percentage of its assets in the securities of an issuer. Thus, such Funds may hold fewer securities than other funds. A decline in the value of those investments would cause such Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Concentration risk

If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund.

How we manage the Funds

Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Science and Technology Fund may be subject to other, non-principal risks, including the following:

China investment risk

Certain Funds may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Fund's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders' meetings due to current limitations on the use of multiple proxies in China.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the US, central banks or supranational entities. Furthermore, because dividends declared by a Fund will be declared in US dollars and underlying payments received by a Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

How we manage the Funds

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of

How we manage the Funds

securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Fund.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Delaware Ivy Smid Cap Core Fund

The securities in which the Fund typically invests

How we manage the Funds

Stocks offer investors the potential for capital appreciation. Certain stocks that the Fund invests in may pay dividends as well. Please see the Fund's SAI for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Common or ordinary stocks

Common or ordinary stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation's profits through its distributions of dividends to stockholders, proportionate to the number of shares they own.

How the Fund uses them: Generally, the Fund invests 90% to 100% of its net assets in common stocks. Under normal circumstances, at least 80% of the Fund's net assets will be in securities of small-cap companies.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is composed of US government securities. At the Manager's discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid investments.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid investments.

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered illiquid.

How the Fund uses them: If the Fund owns stocks that have unrealized gains, the Manager may want to protect those gains when it anticipates adverse conditions. The Manager might use options or futures to seek to neutralize the effect of any price declines, without selling the security. For example, it might buy a put option giving it the right to sell the stock at a specific price on a specific date in the future. If prices then fell, the decline would be offset by the gain on the put option. On the other hand, if prices rose, it would lose the amount paid for the put option, but the Fund would still own the stock, and could benefit from the appreciation. To the extent that the Fund sells or “writes” put and call options, or enters into futures contracts, the Fund will designate assets sufficient to “cover” these obligations and mark them to market daily.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Real estate investment trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

How the Fund uses them: The Fund may invest up to 10% of its net assets in REITs, another category of income-generating equity securities.

Foreign securities

Foreign securities are securities of issuers which are classified by index providers, or by the Manager applying internally consistent guidelines, as being assigned to countries outside the United States. Investments in foreign securities include investments in American depositary receipts (ADRs), which are receipts issued by a depositary (usually a US bank) and represent the bank's holdings of a stated number of shares of a foreign corporation. Generally, an ADR entitles the holder to all payments of interest, dividends, and capital gains earned by the underlying foreign shares. ADRs are generally denominated in US dollars and are bought and sold on a US stock exchange in the same manner as US securities.

How the Fund uses them: The Fund may invest up to 10% of its total assets in foreign securities directly or indirectly through ADRs. Determinations to purchase depositary receipts will be based on relevant factor(s) in the portfolio managers' sole discretion.

Other investment strategies

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the times of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

Delaware Ivy Small Cap Growth Fund

Principal Risks. An investment in Delaware Ivy Small Cap Growth Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets

How we manage the Funds

perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Healthcare sector risk

Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the FDA; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

Industry and sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Small Cap Growth Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized

How we manage the Funds

contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or

How we manage the Funds

communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

How we manage the Funds

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Delaware Ivy Value Fund

Principal Risks. An investment in Delaware Ivy Value Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security's value may decrease or such security may be appropriately priced.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Financials sector risk

Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

Industry and sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion

How we manage the Funds

(resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Value Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is

How we manage the Funds

dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the

Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Master limited partnership (MLP) risk

Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographical region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLPs taxed as partnerships generally do not pay US federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being treated as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction of the value of the underlying fund's investment, and consequently your investment in a Fund and lower income. A distribution from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distribution does not exceed the investor's adjusted basis in its MLP interest.

How we manage the Funds

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Disclosure of portfolio holdings information

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI.

Who manages the Funds

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Funds' investment manager. Together, the Manager and the other subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of March 31, 2022, [$261.3 billion] in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds' business affairs, and provides daily administrative services. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited's US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Funds' prior investment manager. For its services to the Funds, the Funds' prior investment manager and the Manager were paid an aggregate fee, net of fee waivers (if applicable) during the last fiscal year as follows:

As a percentage of average daily net assets
Delaware Ivy Asset Strategy Fund	0.66%
Delaware Ivy Balanced Fund	0.66%
Delaware Ivy Core Equity Fund	0.62%
Delaware Ivy Systematic Emerging Markets Equity Fund	0.88%
Delaware Climate Solutions Fund	0.83%
Delaware Global Value Equity Fund	0.70%
Delaware Ivy Global Growth Fund	0.85%
Delaware Ivy International Core Equity Fund	0.74%
Delaware Ivy Large Cap Growth Fund	0.61%
Delaware Ivy Mid Cap Growth Fund	0.77%
Delaware Ivy Mid Cap Income Opportunities Fund	0.77%
Delaware Ivy Science and Technology Fund	0.78%
Delaware Ivy Smid Cap Core Fund	0.82%
Delaware Ivy Small Cap Growth Fund	0.83%
Delaware Ivy Value Fund	0.69%

A discussion of the basis for the Board's approval of the Funds' investment advisory contract is available in the Funds' semiannual report to shareholders for the period ended September 30, 2021.

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of September 30, 2021, MAM managed more than $372.0 billion in assets for institutional and individual clients. MIMAK is primarily responsible for the day-to-day management of the Funds' portfolios. Although MIMAK serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. In addition, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK's specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Funds.

Macquarie Investment Management Europe Limited

Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager's portion of each Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's specialized market knowledge.

Macquarie Investment Management Global Limited

Who manages the Funds

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager's portion of each Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL's specialized market knowledge.

Macquarie Funds Management Hong Kong Limited

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager's portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

A discussion of the basis for the Board's approval of the Funds' investment advisory contract is available in the Funds' semiannual report to shareholders for the period ended September 30, 2021.

A discussion of the basis for the Board's approval of the Funds' sub-advisory contract is available in the Funds' semiannual report to shareholders for the period ended September 30, 2021.

Portfolio managers

Delaware Ivy Asset Strategy Fund

F. Chace Brundige, Stefan Löwenthal, Jürgen Wurzer and Aaron D. Young are primarily responsible for the day-to-day portfolio management of Delaware Ivy Asset Strategy Fund.

F. Chace Brundige, CFA - Senior Vice President, Portfolio Manager

F. Chace Brundige is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. In 2003, he joined IICO as an assistant portfolio manager for the large-capitalization growth equity team, became a portfolio manager for investment companies managed by IICO (or its affiliates) in February 2006. He holds a bachelor's degree in finance from Kansas State University and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business.

Stefan Löwenthal, CFA - Chief Investment Officer — Global Multi Asset Team

Stefan Löwenthal is the chief investment officer for Macquarie Asset Management's Global Multi Asset team, a role he assumed in February 2013. He heads the global multi asset team, which is responsible for asset allocation and portfolio construction, the management of multi asset funds and institutional accounts, as well as the development of new investment strategies. In addition, Löwenthal oversees all research, portfolio management, and thought leadership activities of the team. He chairs the firm's Investment Policy Committee and is a member of the Professional Series Multi Manager Committee and the Private Infrastructure Fund Governance Committee. He joined Macquarie in February 2008 as a portfolio manager on the global multi asset team. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a member of the CFA Society Austria and is a frequent speaker at industry events and universities.

Jürgen Wurzer, CFA - Senior Vice President, Deputy Head of Portfolio Management — Global Multi Asset Team

Jürgen Wurzer is the deputy head of Macquarie Asset Management's Global Multi Asset team, a role he assumed in April 2018. He is responsible for designing and managing multi asset strategies, overseeing quantitative research and modelling, as well as analyzing global equity markets. He initially joined Macquarie in January 2007, focusing on multi asset solutions. Prior to re-joining Macquarie in April 2018, he was part of the multi asset management team at Erste Asset Management from September 2016 to March 2018. He graduated from University of Applied Sciences Wiener Neustadt with a master's degree. Wurzer is a lecturer for asset allocation, quantitative finance, and portfolio and risk management at several educational institutions.

Aaron D. Young - Vice President, Portfolio Manager

Aaron D. Young is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2005 as a fixed income analyst with an emphasis in credit research and derivative securities. He joined the Asset Strategy team at IICO as an investment analyst in 2007. He had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2012 and has been a portfolio manager on the multi-asset investment team since 2016. He earned a bachelor's degree in philosophy from the University of Missouri and holds an MBA with an emphasis in finance and strategy from the Olin School of Business at Washington University.

Delaware Ivy Balanced Fund

Stefan Löwenthal, Jürgen Wurzer and Aaron D. Young are primarily responsible for the day-to-day portfolio management of Delaware Ivy Balanced Fund.

Stefan Löwenthal, CFA - Chief Investment Officer — Global Multi Asset Team

Stefan Löwenthal is the chief investment officer for Macquarie Asset Management's Global Multi Asset team, a role he assumed in February 2013. He heads the global multi asset team, which is responsible for asset allocation and portfolio construction, the management of multi asset funds and institutional accounts, as well as the development of new investment strategies. In addition, Löwenthal oversees all research, portfolio management, and thought leadership activities of the team. He chairs the firm's Investment Policy Committee and is a member of the Professional Series Multi Manager Committee and the Private Infrastructure Fund Governance Committee. He joined Macquarie in February 2008 as a portfolio manager on the global multi asset team. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a member of the CFA Society Austria and is a frequent speaker at industry events and universities.

Jürgen Wurzer, CFA - Senior Vice President, Deputy Head of Portfolio Management — Global Multi Asset Team

Jürgen Wurzer is the deputy head of Macquarie Asset Management's Global Multi Asset team, a role he assumed in April 2018. He is responsible for designing and managing multi asset strategies, overseeing quantitative research and modelling, as well as analyzing global equity markets. He initially joined Macquarie in January 2007, focusing on multi asset solutions. Prior to re-joining Macquarie in April 2018, he was part of the multi asset management team at Erste Asset Management from September 2016 to March 2018. He graduated from University of Applied Sciences Wiener Neustadt with a master's degree. Wurzer is a lecturer for asset allocation, quantitative finance, and portfolio and risk management at several educational institutions.

Aaron D. Young - Vice President, Portfolio Manager

Aaron D. Young is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2005 as a fixed income analyst with an emphasis in credit research and derivative securities. He joined the Asset Strategy team at IICO as an investment analyst in 2007. He had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2012 and has been a portfolio manager on the multi-asset investment team since 2016. He earned a bachelor's degree in philosophy from the University of Missouri and holds an MBA with an emphasis in finance and strategy from the Olin School of Business at Washington University.

Delaware Ivy Core Equity Fund

Erik R. Becker is primarily responsible for the day-to-day portfolio management of Delaware Ivy Core Equity Fund.

Erik R. Becker - Senior Vice President, Portfolio Manager

Erik R. Becker is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 1999 as an investment analyst and had served as an assistant portfolio manager for the Fund since 2003, in addition to his duties as a research analyst. Mr. Becker has been a portfolio manager for the Fund since 2006. He earned a BBA degree in Finance, Investments and Banking and an MS in Finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst (CFA) Charterholder.

Delaware Ivy Systematic Emerging Markets Equity Fund

Benjamin Leung and Scot Thompson are primarily responsible for the day-to-day portfolio management of Delaware Ivy Systematic Emerging Markets Equity Fund.

Benjamin Leung, CFA - Managing Director, Co-Head of Systematic Investments, Head of Research

Benjamin Leung is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. In addition to the day-to-day management of the global portfolios, he is also the head of research, responsible for driving the continual evolution of the systematic investment process. Leung joined the MSI team in May 2005 as a quantitative analyst, where his responsibilities included the development and maintenance of various quantitative models. Following his successful efforts to expand the quantitative capability to international markets, he formed the foundation of the current systematic investment approach. Prior to joining the MSI team, he worked as a software engineer for Macquarie's Investment Banking Group Information Services Division in Sydney. Leung received a Bachelor of Engineering with Honours and a Masters in Commerce from the University of New South Wales.

Who manages the Funds

Scot Thompson - Managing Director, Co-Head of Systematic Investments, Portfolio Manager

Scot Thompson is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. His responsibilities include the day-to-day management of the global portfolios, oversight of the trading function, development of new strategies, and client engagement. From June 2003 to August 2014, Thompson was the equities head of product, responsible for product design, development, and client relationships for the firm's Australian and global equities product range. Before that, he was a member of the firm's private equity fund-of-fund and performance analytics teams. Prior to joining Macquarie in November 2001 as a quantitative performance analyst, he worked on the performance analytics team for Cogent Investment Administration, where he was responsible for investment performance and attribution reporting for a variety of clients over all asset classes. Thompson also work in civil engineering before moving to finance, working for several Australian companies as a project manager focusing on underground installations, quarrying, and mining. He received a Bachelor of Civil Engineering from the University of Sydney and a Master of Applied Finance from Macquarie University.

Delaware Climate Solutions Fund

Samuel Halpert, Geoffrey King, Barry Gladstein, and Barry Klein have primary responsibility for making day-to-day investment decisions for the Fund.

Samuel Halpert, CFA - Managing Director, Chief Investment Officer - Global Natural Resources Equity

Samuel Halpert leads the firm's Global Natural Resources Equity team. Prior to joining Macquarie Investment Management (MIM) in July 2018, he worked at Van Eck, where he was a co-portfolio manager and senior analyst on its global hard assets long-only and long-short team from April 2000 to June 2018. He specialized in agriculture, coal, paper and forest products, refining, shipping, and steel investments. He also managed a global real estate fund at Van Eck earlier in his career. Prior to that, he worked at Goldman Sachs, which ultimately became Citi Group, and he worked at Refco. He earned a bachelor's degree in English and American literature from Harvard College.

Geoffrey King, CFA - Senior Vice President, Portfolio Manager - Global Natural Resources Equity

Geoffrey King is a portfolio manager on the firm's Global Natural Resources Equity team. Prior to joining Macquarie Investment Management (MIM) in July 2018, he worked at Abraxas Petroleum where he was vice president and chief financial officer for approximately six years, responsible for strategy, business development, financial planning, analysis, and hedging. For the five years before that, King was a senior energy analyst at Van Eck, where he was focused on natural resource commodities and equities. He holds bachelor's degrees in both economics and history from Davidson College.

Barry Gladstein, CFA Managing Director, Head of Sustainable Investing

Barry oversees the responsible investment practices for Macquarie Asset Management Public Investments (MPI) and leads MPI's ESG Working Group. Prior to joining Macquarie Investment Management in 2016, Barry spent five years as founding member and portfolio manager for Cross Ledge Investments, an SEC-registered investment advisor firm whose primary product was the Cross Ledge Long/Short Equity Fund. From 1995 to 2010, he worked at Delaware Investments in various investment and operational roles, leaving the firm as co-chief investment officer and portfolio manager/analyst for the firm's Emerging Growth team. Barry has a Masters in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor of Science degree from Binghamton University. Barry is a certified public accountant, a CFA Charterholder , an FSA credential holder, and serves on the CFA Institute's ESG Technical Committee as well as the Investment Management Education Association's (IMEA) ESG Committee leadership group.

Barry Klein, CFA Senior Vice President, Portfolio Manager - Global Listed Equity

Barry Klein is a senior VP for Macquarie's Global Listed Infrastructure team, specializing in utilities and renewables research. As a leader for the firm's ESG efforts, Barry represents the firm as a member of Climate Action 100+'s Electric Power Working Group and EEI's ESG/Sustainability Investor Group. Prior to joining Macquarie, Barry worked for Citigroup's top-ranked utilities and energy equity research team. Prior to that, he worked as an auditor for PricewaterhouseCoopers (PwC), where he analyzed all aspects of financial statements and became a certified public accountant (CPA). Barry holds a bachelor's degree from Boston University's School of Management and is a FSA credential holder, as well as a CFA charter holder.

Delaware Global Value Equity Fund

Jens Hansen, Klaus Petersen, Claus Juul, Åsa Annerstedt, Allan Saustrup Jensen, and Chris Gowlland have primary responsibility for the day-to-day portfolio management of [Delaware Global Value Equity Fund].

Jens Hansen - Managing Director, Chief Investment Officer —Global Equity Team

Jens Hansen heads the firm's Global Equity team and is a portfolio manager for the team's strategies. He joined Macquarie Asset Management (MAM) in June 2018. Hansen has been a portfolio manager since 2001. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.

Klaus Petersen, CFA - Managing Director, Senior Portfolio Manager

Klaus Petersen is a senior portfolio manager for the firm's Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Petersen has been a portfolio manager since 2006. Previously, he worked for ATP, Denmark's largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Claus Juul - Vice President, Portfolio Manager

Claus Juul is a portfolio manager for the firm's Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Juul has been a portfolio manager since 2004. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master's degree in economics and business administration.

Åsa Annerstedt - Vice President, Portfolio Manager

Åsa Annerstedt is a portfolio manager for the firm's Global Equity team. She joined Macquarie Asset Management (MAM) in June 2018. Annerstedt has been a portfolio manager since 2013. Previously, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master's degree in finance and international trade from Lund University in Sweden.

Allan Saustrup Jensen, CFA, CAIA® - Vice President, Portfolio Manager

Allan Saustrup Jensen joined Macquarie Asset Management (MAM) in May 2020 as a portfolio manager for the firm's Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MAM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a portfolio manager. He began his investment career at Nordea Bank. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance.

Chris Gowlland, CFA - Senior Vice President, Head of Equity Quantitative Research

Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm's multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm's equity department. Prior to joining Macquarie Asset Management (MAM) in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor's degree in Chinese and Spanish from the University of Leeds (U.K.), a master's degree in development studies from Brown University, and another master's degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Delaware Ivy Global Growth Fund

F. Chace Brundige, Aditya Kapoor, and Charles John have primary responsibility for making day-to-day investment decisions for Delaware Ivy Global Growth Fund.

F. Chace Brundige - Senior Vice President, Portfolio Manager

F. Chace Brundige is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. In 2003, he joined IICO as an assistant portfolio manager for the large-capitalization growth equity team, became a portfolio manager for investment companies managed by IICO (or its affiliates) in February 2006 and became co-portfolio manager of the Fund in 2014. Mr. Brundige holds a BS degree in Finance from Kansas State University and has earned an MBA with an emphasis in Finance and Accounting from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst (CFA) Charterholder.

Aditya Kapoor - Vice President, Portfolio Manager

Who manages the Funds

Aditya Kapoor is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2008 as an equity investment analyst. He had served as assistant vice president and assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2013. Mr. Kapoor became co-manager of the Fund in 2017. He earned a Bachelor of Technology in Production and Industrial Engineering from the Indian Institute of Technology (IIT-Delhi), and holds an MBA from The Johnson School at Cornell University. Mr. Kapoor is a Chartered Financial Analyst (CFA) Charterholder.

Charles John - Assistant Vice President, Portfolio Manager

Charles John is an assistant vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. In May 2017, he joined IICO as an equity investment analyst, and became a portfolio manager for investment companies managed by IICO (or its affiliates) in October 2021. Previously, he was co-portfolio manager of a global fund and senior investment analyst with Scout Investments. He earned a Bachelor of Engineering in Mechanical Engineering from the Bangalore Institute of Technology (B.I.T.) India, graduating with honors. He earned an MBA with an emphasis in finance from the University of Missouri-Kansas City.

Delaware Ivy International Core Equity Fund

F. Chace Brundige, Aditya Kapoor, and Charles John are primarily responsible for the day-to-day portfolio management of Delaware Ivy International Core Equity Fund.

F. Chace Brundige - Senior Vice President, Portfolio Manager

F. Chace Brundige is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. In 2003, he joined IICO as an assistant portfolio manager for the large-capitalization growth equity team, became a portfolio manager for investment companies managed by IICO (or its affiliates) in February 2006 and became co-portfolio manager of the Fund in 2014. Mr. Brundige holds a BS degree in Finance from Kansas State University and has earned an MBA with an emphasis in Finance and Accounting from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst (CFA) Charterholder.

Aditya Kapoor - Vice President, Portfolio Manager

Aditya Kapoor is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2008 as an equity investment analyst. He had served as assistant vice president and assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2013. Mr. Kapoor became co-manager of the Fund in 2017. He earned a Bachelor of Technology in Production and Industrial Engineering from the Indian Institute of Technology (IIT-Delhi), and holds an MBA from The Johnson School at Cornell University. Mr. Kapoor is a Chartered Financial Analyst (CFA) Charterholder.

Charles John - Assistant Vice President, Portfolio Manager

Charles John is an assistant vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. In May 2017, he joined IICO as an equity investment analyst, and became a portfolio manager for investment companies managed by IICO (or its affiliates) in October 2021. Previously, he was co-portfolio manager of a global fund and senior investment analyst with Scout Investments. He earned a Bachelor of Engineering in Mechanical Engineering from the Bangalore Institute of Technology (B.I.T.) India, graduating with honors. He earned an MBA with an emphasis in finance from the University of Missouri-Kansas City.

Delaware Ivy Large Cap Growth Fund

Bradley M. Klapmeyer and Brad Angermeier are primarily responsible for the day-to-day portfolio management of Delaware Ivy Large Cap Growth Fund.

Bradley M. Klapmeyer, CFA - Senior Vice President, Portfolio Manager

Bradley M. Klapmeyer is senior vice and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in June 2007 as an investment analyst and was appointed assistant portfolio manager on the large-capitalization growth team at IICO in September 2011. He was appointed to portfolio manager in 2016. He graduated from Truman State University in 1999 with a bachelor's degree in finance and a minor in economics.

Brad Angermeier is portfolio manager of the large-cap growth product suite of mutual funds and institutional accounts. He has been portfolio manager since 2021. Mr. Angermeier joined the organization in 2017 as an equity investment analyst. His research responsibilities were concentrated in consumer discretionary, financials, and industrials sectors. Prior to joining the firm, Mr. Angermeier was an equity research analyst at Kornitzer Capital Management in Mission, KS. From 2009 to 2013, he was with Columbia Threadneedle Investments (fka Columbia Management), first serving as a fixed income research analyst in Minneapolis, MN and then as a co-portfolio manager in Boston, MA. Mr. Angermeier graduated in 2003 from Indiana University, Kelley School of Business with a BS; double major in Finance and Accounting. He earned an MBA from the University of Wisconsin, Wisconsin School of Business in 2009. Mr. Angermeier is a CFA charterholder. He is a member of the CFA Institute and the CFA Society Kansas City.

Delaware Ivy Mid Cap Growth Fund

Kimberly A. Scott, Nathan A. Brown, and Bradley P. Halverson are primarily responsible for the day-to-day portfolio management of Delaware Ivy Mid Cap Growth Fund.

Kimberly A. Scott - Senior Vice President, Portfolio Manager

Kimberly A. Scott is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. She joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. She had served as a portfolio manager for investment companies managed by IICO (or its affiliates) since February 2001. She served as an investment analyst with IICO from April 1999 to February 2001. She joined IICO in April 1999. Ms. Scott earned a BS degree in Microbiology from the University of Kansas and holds an MBA from the University of Cincinnati. She is a Chartered Financial Analyst (CFA) Charterholder.

Nathan A. Brown - Senior Vice President, Portfolio Manager

Nathan A. Brown is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in June 2003 as an investment analyst. He was appointed assistant vice president in January 2010 and had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since February 2011. Mr. Brown was named co-portfolio manager on the Fund in 2016. He earned a BBA in Finance from the University of Iowa and holds an MBA with an emphasis in Finance and Accounting from Vanderbilt University.

Bradley P. Halverson - CFA - Senior Vice President, Portfolio Manager

Bradley P. Halverson is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2008 as an investment analyst on the small-capitalization growth team and took on portfolio management responsibilities in 2016. He earned a bachelor's degree and a master's degree in accounting from Brigham Young University and an MBA with an emphasis in finance and corporate strategy from the University of Michigan.

Delaware Ivy Mid Cap Income Opportunities Fund

Kimberly A. Scott, Nathan A. Brown, and Bradley P. Halverson are primarily responsible for the day-to-day portfolio management of Delaware Ivy Mid Cap Income Opportunities Fund.

Kimberly A. Scott - Senior Vice President, Portfolio Manager

Kimberly A. Scott is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. She joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. She had served as a portfolio manager for investment companies managed by IICO (or its affiliates) since February 2001 and has been

Who manages the Funds

co-manager of the Fund since its inception in 2014. She served as an investment analyst with IICO from April 1999 to February 2001. She joined IICO in April 1999. Ms. Scott earned a BS degree in Microbiology from the University of Kansas and holds an MBA from the University of Cincinnati. She is a Chartered Financial Analyst (CFA) Charterholder.

Nathan A. Brown - Senior Vice President, Portfolio Manager

Nathan A. Brown is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in June 2003 as an investment analyst. He was appointed assistant vice president in January 2010 and had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since February 2011. Mr. Brown has been co-manager of the Fund since its inception in 2014. He earned a BBA in Finance from the University of Iowa and holds an MBA with an emphasis in Finance and Accounting from Vanderbilt University.

Bradley P. Halverson - Portfolio Manager

Bradley P. Halverson is a portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2008 as an investment analyst on the small-capitalization growth team and was named co-portfolio manager on several funds in 2016. Mr. Halverson earned a BS degree and a MS degree in Accounting from Brigham Young University and an MBA with an emphasis in Finance and Corporate Strategy from the University of Michigan.

Delaware Ivy Science and Technology Fund

Bradley J. Warden and Gus C. Zinn are primarily responsible for the overall day-to-day management of Delaware Ivy Science and Technology Fund.

Bradley J. Warden - Senior Vice President, Portfolio Manager

Bradley J. Warden is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2003 as an investment analyst and became an assistant portfolio manager for investment companies managed by IICO (or its affiliates) in 2014. He took on portfolio management responsibilities in 2016. He earned a bachelor's degree in business administration from Trinity University and an MBA in finance from the University of Texas at Austin.

Gus C. Zinn, CFA - Senior Vice President, Portfolio Manager

Gus C. Zinn is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 1998 and had served as the portfolio manager for investment companies managed by IICO (or its affiliates) since 2006. He had served as assistant portfolio manager for funds managed by IICO since July 2003, in addition to his duties as a research analyst. He earned a bachelor's degree and a master's degree in finance from the University of Wisconsin-Madison.

Delaware Ivy Smid Cap Core Fund

Francis X. Morris, Christopher S. Adams, Michael S. Morris, Donald G. Padilla, and David E. Reidinger have primary responsibility for making day-to-day investment decisions for Delaware Ivy Smid Cap Core Fund.

Francis X. Morris - Senior Managing Director, Chief Investment Officer — US Core Equity

Francis X. Morris joined Macquarie Asset Management (MAM) in 1997 as a vice president and portfolio manager, and became the chief investment officer for US Core Equity investments in 2004. He is a member of the MIM Global Management Committee and a former Trustee for the Macquarie Management Holdings, Inc. 401(k) and Retirement Plan. Prior to joining the firm, Morris was vice president and director of equity research at PNC Asset Management. He received a bachelor's degree from Providence College and holds an MBA from Widener University. He is a former member of the Business Advisory Council of the Providence College School of Business. Morris is a past president of the CFA Society of Philadelphia and is a member of the CFA Institute. He is a former officer of the National Association of Petroleum Investment Analysts.

Christopher S. Adams, CFA - Managing Director, Senior Portfolio Manager

Christopher S. Adams is a senior portfolio manager on the firm's US Core Equity team and performs analysis and research to support the portfolio management function. He joined the team in 2000 and became a portfolio manager in November 2004. Prior to joining Macquarie Asset Management (MAM) in 1995 as assistant vice president of strategic planning, Adams had approximately 10 years of experience in the financial services industry in the United States and United Kingdom, including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. Adams holds both bachelor's and master's degrees in history and economics from the University of Oxford, England, and received an MBA with dual concentrations in finance and insurance/risk management from The Wharton School of the University of Pennsylvania. He is a past president of the CFA Society of Philadelphia.

Michael S. Morris, CFA - Managing Director, Senior Portfolio Manager

Michael S. Morris is a senior portfolio manager on the firm's US Core Equity team and performs analysis and research to support the portfolio management function. He joined the team in July 2004 and became a portfolio manager in November 2004. Morris joined Macquarie Asset Management (MAM) in 1999 as assistant vice president and senior analyst. Prior to joining the firm, he worked as a senior equity analyst at Newbold's Asset Management, covering financial stocks. Morris began his investment career in 1993 at Ohio Casualty. He earned his bachelor's degree in finance from Indiana University and an MBA from The Wharton School of the University of Pennsylvania. He is a former member of the Bank and Financial Analysts Association.

Donald G. Padilla, CFA - Managing Director, Senior Portfolio Manager

Donald G. Padilla is a senior portfolio manager on the firm's US Core Equity team and performs analysis and research to support the portfolio management function. He joined the team in 2000 and became a portfolio manager in November 2004. Padilla joined Macquarie Asset Management (MAM) in 1994 as assistant controller in the firm's treasury function, responsible for managing corporate cash investments, developing financial models, and overseeing the financial operations of the Lincoln Life 401(k) annuities segment. Prior to joining the firm, he held various positions at The Vanguard Group. Padilla holds a bachelor's degree in accounting from Lehigh University, and he is a member of the CFA Society of Philadelphia.

David E. Reidinger - Managing Director, Senior Portfolio Manager

David E. Reidinger joined Macquarie Asset Management (MAM) in October 2016 as a senior portfolio manager on the firm's US Core Equity team. He also performs analysis and research to support the portfolio management function. From June 2004 to September 2016, Reidinger was a senior analyst and portfolio manager at Chartwell Investment Partners, where he worked on the firm's small- and mid-cap growth strategies. Before that, Reidinger was a portfolio manager with Morgan Stanley Investment Management from 2000 to 2003, and a senior equity analyst with Tiger Management from 1998 to 2000. Reidinger began his career in 1993 as an equity research analyst with Goldman Sachs. With more than 20 years of experience as an analyst, he has covered a broad range of industries within the information technology, consumer, and industrial sectors. Reidinger earned bachelor's degrees in both mathematics and economics from Fordham University, and an MBA from Columbia Business School.

Delaware Ivy Small Cap Growth Fund

Kenneth G. McQuade and Timothy J. Miller are primarily responsible for the day-to-day portfolio management of Delaware Ivy Small Cap Growth Fund.

Kenneth G. McQuade - Senior Vice President, Portfolio Manager

Kenneth G. McQuade is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 1997 as an investment analyst. He was an assistant portfolio manager of separately managed small-capitalization accounts at IICO from August 2003 until March 2010 and has been co-portfolio manager on the Fund since 2016. Mr. McQuade earned a BS degree in Finance from Bradley University.

Timothy J. Miller - Senior Vice President, Portfolio Manager

Timothy J. Miller is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in February 2008 and had served as the portfolio manager for investment companies managed by IICO (or its affiliates) since March 2008. Mr. Miller has been portfolio manager on the Fund since 2010. Mr. Miller holds a BS degree in Business Administration from St. Louis University and an MBA from the University of Missouri-St. Louis. He is a Chartered Financial Analyst (CFA) Charterholder.

Delaware Ivy Value Fund

Matthew T. Norris is primarily responsible for the day-to-day portfolio management of Delaware Ivy Value Fund.

Who manages the Funds

Matthew T. Norris - Senior Vice President, Portfolio Manager

Matthew T. Norris is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. From June 2005 until April 2010, he served as Director of Equity Research for IICO, in addition to serving as portfolio manager on the Fund. Mr. Norris earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. He is a Chartered Financial Analyst (CFA) Charterholder.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Manager of managers structure

The Funds and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Funds' Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Funds' sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers. Accounting services agents provide services such as calculating a fund's net asset value (NAV) and providing financial reporting information for the fund. Please note, the Bank of New York Mellon also provides fund accounting and financial administration services to the Transaction Funds.

Custodian: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

About your account

Investing in the Funds

You can choose from a number of share classes for the Funds. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Funds by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise offered by the financial intermediary. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A, Class C, Class R and Class Y shares have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain existing investors or programs sponsored by certain intermediaries that were eligible under prior eligibility requirements may continue to invest in a particular share class.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from a Fund's share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. Each Fund and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class A
•
Class A shares have an upfront sales charge that is noted in the Class A sales charges table below.

•
If you invest the amounts noted in the Class A sales charges table below, your front-end sales charge will be reduced.

•
You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

•
Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.

•
Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•
Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class I and Class R6 shares.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment. The ongoing expenses of Class A shares are lower than those for Class C shares and typically higher than those for Class Y shares or Class I shares.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•
Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Conversion may occur as late as one month after the eighth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund's SAI for more details on this automatic conversion feature.

•
You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.

•
Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class R, Class I, and Class R6 shares.

•
Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Class I
•
Class I shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

•
Class I shares are not subject to a CDSC.

•
Class I shares do not assess a 12b-1 fee.

About your account

•
Class I shares are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○
tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

○
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Class I shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Class I shares (use of the Class I shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Class I shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class I shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Class I shares through a no-commission network or platform;

○
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Class I shares in such programs; or

○
private investment vehicles, including, but not limited to, foundations and endowments.

A shareholder transacting in Class I shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6
•
Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R6 shares are not subject to a CDSC.

•
Class R6 shares do not assess a 12b-1 fee.

•
Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.

•
Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, the Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

•
Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.

•
In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund's Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.

•
Class R6 shares may not be available through certain financial intermediaries.

Class R
•
Class R shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a CDSC.

•
Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.

•
Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as certain other nonqualified deferred compensation plans); and (ii) individual retirement account (IRA) rollovers from legacy Delaware Investments plans that were previously maintained on the Delaware Investments retirement recordkeeping system or the retirement recordkeeping system of Ascensus that are offering Class R shares to participants.

•
Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, or SARSEPs).

•
Unlike Class C shares, Class R shares do not automatically convert into another class.

•
Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class I, and Class R6 shares.

•
Certain intermediaries may offer Class R to other account types under an agreement with the Distributor or its affiliates relating to such accounts.

Class Y

Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

•
participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code for which an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan

•
individuals investing in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees, through certain investment advisers and broker-dealers, including banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services

•
government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party intermediary provides certain administrative, distribution and/or other support services

•
clients of financial intermediaries who have self-directed brokerage accounts (that may or may not charge transaction fees to those clients), provided that such financial intermediaries have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class Y shares within such self-directed brokerage accounts

The Funds reserve the right to modify or waive the above policies at any time.

Dealer compensation

The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

Commission (%)	Class A1
Investment less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.60%
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. Effective July 1, 2021, on sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year's 12b-1 fee of up to 0.25%. For shares purchased after July 1, 2021, during the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares. Additionally, Class A shares under the Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets, except Class A shares of Delaware Ivy Global Growth Fund issued prior to January 1, 1992 are not subject to an ongoing 12b-1 fee. The annual 12b-1 fee for Class A shares of Delaware Ivy Global Growth Fund may equal up to 0.25% of net assets attributable to outstanding shares issued on or after January 1, 1992. Since the calculation of the annual 12b-1 fee does not take into account shares outstanding prior to January 1, 1992, this arrangement results in a rate of 12b-1 fee that is lower than 0.25% of the net assets attributable to outstanding Class A shares of the Fund.

On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

About your account

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund's advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund's shares. The Manager or its affiliates may benefit from the Distributor's or its affiliates' payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund's shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Funds' transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. Please note that your financial intermediary's policies may differ. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Funds' transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class R, Class I, Class R6 shares (if applicable), and Class Y (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds no longer accept retroactive letters of intent.

Upon your request, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your dealer, the Distributor or BNY Mellon at the time of purchase. You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note that depending on the financial intermediary holding your account, this policy may differ from those described in this Prospectus.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information.

Class A	Class C
Available.	Not available.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received a NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. Certain existing investors or programs sponsored by certain intermediaries that were eligible to purchase Class A shares of a Fund at NAV may continue to be eligible to purchase Class A shares at NAV. The Fund reserves the right to modify or terminate these arrangements at any time.

•
Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 90-day reinvestment privilege.

•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager's current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters

About your account

Investment Management Company, Inc., Ivy Investment Management Company, Waddell & Reed, or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

•
Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

•
Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

•
Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•
Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•
Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Class I, if applicable.

•
Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

•
Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.

•
Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•
Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

•
Purchases by certain participants of particular group retirement plans as described in the SAI.

•
Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund's eligibility requirements set by the predecessor fund's company.

•
Investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. As applicable, Class R, Class I, Class R6, and Class Y shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs. Your financial intermediary may offer waivers for certain account types or programs that may be different than what is noted below. See the “Broker-defined sales charge waiver policies” section or contact your financial intermediary for information on program availability.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•
Redemptions that result from the right to liquidate a shareholder's account: Redemptions that result from the right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

•
Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

•
Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

•
Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

•
Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•
Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI, as applicable.

•
Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan's fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain existing investors or programs sponsored by certain intermediaries that were eligible for waivers of CDSCs may continue to be eligible for those waivers of CDSCs.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie® Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, deposits in the mail or with such services or receipt at the Funds' post office box, of purchase orders, do not constitute receipt by the Funds or their agent. Please note that the Funds reserve the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

About your account

By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service (for Class A, Class C, and Class R shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm ET), you will pay that day's closing Fund share price, which is based on the Fund's NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will pay that day's closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day's closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm ET). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund's closing share price would still be determined as of that day's regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Funds use fair value pricing, they may take into account any factors they deem appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, normally at 4:00pm ET or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Funds may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Funds' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board's oversight.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Funds can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds by Macquarie® Service Center at 800 523-1918.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund's financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Under normal circumstances, each Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will receive that day's closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to a Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie® Service Center

By mail

You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

About your account

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Funds' post office box, of redemption requests, do not constitute receipt by the Funds or the transfer agent.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

•
By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

•
By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

•
By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Funds have reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts

For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Class R, Class I, Class R6, and Class Y shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days' written notice to you.

Each Fund also reserves the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, each Fund reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager's judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please note that depending on the financial intermediary holding your account, this policy may be unavailable or differ from those described in this Prospectus.

Except as otherwise noted, if you hold Class Y shares of a Fund, you are permitted to exchange all or part of your Class Y shares only for Class Y shares of other Delaware Funds or, if Class Y shares are not available for a particular fund, for the Class A shares of such fund. You will pay any applicable sales charge on your new shares unless eligible to purchase shares at NAV. Contact your plan sponsor, plan fiduciary or other financial intermediary for information about exchanging your shares.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one.

About your account

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Right to discontinue offering shares and/or to merge or liquidate a share class

To the extent authorized by law, the Funds reserve the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class. For any blocked accounts involving a liquidating fund, a shareholder's account may be moved into Delaware Investments Ultrashort Fund if no instruction is given upon receipt of a fund's pending liquidation.

Frequent trading of Fund shares (market timing and disruptive trading)

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Funds and their shareholders, such as market timing and disruptive trading. The Funds will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund's shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Funds consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Funds will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds' market timing policy are not necessarily deemed accepted by the Funds and may be rejected by a Fund on the next Business Day following receipt by a Fund.

Redemptions will continue to be permitted in accordance with the Funds' then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Funds seek to make judgments and applications that are consistent with the interests of each Fund's shareholders. While the Funds will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Funds' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund's performance, if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to have financial intermediaries apply the Funds' monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Funds' frequent trading policy with respect to an omnibus account, the Funds' transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds' transfer agent believes the intermediary's procedures are reasonably designed to enforce the Funds' frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds' transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. There is no assurance that the information received by the Funds from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Funds' transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary's ability to transact in Fund shares, or restrict individual trading activity as applicable.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

About your account

Dividends, distributions, and taxes

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Usually, a Fund distributes net investment income at the following times:

Annually in December: Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Climate Solutions Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Science and Technology Fund, and Delaware Ivy Small Cap Growth Fund

Quarterly in March, June, September and December: Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, [Delaware Global Value Equity Fund], Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Smid Cap Core Fund, and Delaware Ivy Value Fund

Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, a Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the fixed income Funds is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by such a Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. Money market funds do not anticipate realizing any long-term capital gains.  None of the money market funds' income dividends will be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain tax rates.

The use of derivatives by the Funds may cause a Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivative contracts may accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

The real estate funds may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a US REIT.  Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a real estate fund realizes excess inclusion income in excess of certain threshold amounts.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Funds are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds' default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Delaware Funds by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 90-day reinvestment privilege or exchange privilege.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

About your account

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Funds may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Code. Asset allocation models include the Delaware Funds by Macquarie® Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

The financial highlights tables are intended to help you understand the financial performance of the Funds for the past five years or, if shorter, the period of a Class's operations. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited's US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Funds' prior investment manager. The performance shown from before April 30, 2021 are from the Funds' prior investment manager. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended March 31, 2022 and March 31, 2021 have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800 523-1918. For the fiscal years ended prior to March 31, 2021, the Funds' prior independent registered public accounting firm audited the Funds' financial statements.

Delaware Ivy Asset Strategy Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.45	$17.41	$20.63	$24.02	$21.86
Income (loss) from investment operations:
Net investment income[1]	0.29	0.29	0.43	0.38	0.21
Net realized and unrealized gain (loss)	1.12	7.39	(2.42)	0.09	2.64
Total from investment operations	1.41	7.68	(1.99)	0.47	2.85
Less dividends and distributions from:
Net investment income	(0.55)	(0.39)	(0.42)	(0.40)	(0.24)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.81)	(0.64)	(1.23)	(3.86)	(0.69)
Net asset value, end of period	$23.05	$24.45	$17.41	$20.63	$24.02
Total return[2]	5.33% [3]	44.79%	(10.69% )	2.67%	13.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,531,209	$1,601 [4]	$1,128 [4]	$1,361 [4]	$1,345 [4]
Ratio of expenses to average net assets[5]	1.11%	1.07%	1.13%	1.16%	1.13%
Ratio of net investment income to average net assets	1.16%	1.33%	2.03%	1.71%	0.90%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Asset Strategy Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$22.75	$16.24	$19.33	$22.71	$20.71
Income (loss) from investment operations:
Net investment income[1]	0.08	0.13	0.27	0.22	0.02
Net realized and unrealized gain (loss)	1.05	6.87	(2.26)	0.07	2.51
Total from investment operations	1.13	7.00	(1.99)	0.29	2.53
Less dividends and distributions from:
Net investment income	(0.37)	(0.24)	(0.29)	(0.21)	(0.08)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.63)	(0.49)	(1.10)	(3.67)	(0.53)
Net asset value, end of period	$21.25	$22.75	$16.24	$19.33	$22.71
Total return[2]	4.49% [3]	43.70%	(11.37% )	1.99%	12.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,955	$146 [4]	$298 [4]	$634 [4]	$995 [4]
Ratio of expenses to average net assets[5]	1.92%	1.86%	1.88%	1.83%	1.89%
Ratio of net investment income to average net assets	0.35%	0.63%	1.34%	1.05%	0.11%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Asset Strategy Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.85	$17.68	$20.93	$24.33	$22.16
Income (loss) from investment operations:
Net investment income[1]	0.36	0.35	0.50	0.44	0.27
Net realized and unrealized gain (loss)	1.14	7.51	(2.46)	0.10	2.70
Total from investment operations	1.50	7.86	(1.96)	0.54	2.97
Less dividends and distributions from:
Net investment income	(0.61)	(0.44)	(0.48)	(0.48)	(0.35)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.87)	(0.69)	(1.29)	(3.94)	(0.80)
Net asset value, end of period	$23.48	$24.85	$17.68	$20.93	$24.33
Total return[2]	5.59% [3]	45.16%	(10.44% )	2.93%	13.48%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$597,362	$713 [4]	$586 [4]	$805 [4]	$622 [4]
Ratio of expenses to average net assets[5]	0.88%	0.83%	0.87%	0.89%	0.85%
Ratio of net investment income to average net assets	1.39%	1.59%	2.31%	1.97%	1.15%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Asset Strategy Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.92	$17.73	$20.99	$24.40	$22.24
Income (loss) from investment operations:
Net investment income[1]	0.40	0.37	0.51	0.45	0.28
Net realized and unrealized gain (loss)	1.14	7.54	(2.45)	0.11	2.73
Total from investment operations	1.54	7.91	(1.94)	0.56	3.01
Less dividends and distributions from:
Net investment income	(0.65)	(0.47)	(0.51)	(0.51)	(0.40)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.91)	(0.72)	(1.32)	(3.97)	(0.85)
Net asset value, end of period	$23.55	$24.92	$17.73	$20.99	$24.40
Total return[2]	5.73% [3]	45.35%	(10.32% )	3.03%	13.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,520	$19 [4]	$8 [4]	$5 [4]	$2 [4]
Ratio of expenses to average net assets[5]	0.72%	0.67%	0.72%	0.79%	0.78%
Ratio of net investment income to average net assets	1.56%	1.62%	2.35%	2.03%	1.19%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Asset Strategy Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.09	$17.17	$20.35	$23.73	$21.59
Income (loss) from investment operations:
Net investment income[1]	0.20	0.22	0.36	0.31	0.13
Net realized and unrealized gain (loss)	1.11	7.27	(2.37)	0.08	2.61
Total from investment operations	1.31	7.49	(2.01)	0.39	2.74
Less dividends and distributions from:
Net investment income	(0.46)	(0.32)	(0.36)	(0.31)	(0.15)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.72)	(0.57)	(1.17)	(3.77)	(0.60)
Net asset value, end of period	$22.68	$24.09	$17.17	$20.35	$23.73
Total return[2]	4.98% [3]	44.26%	(10.93% )	2.32%	12.74%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,787	$28 [4]	$28 [4]	$44 [4]	$54 [4]
Ratio of expenses to average net assets[5]	1.46%	1.42%	1.46%	1.47%	1.45%
Ratio of net investment income to average net assets	0.81%	1.02%	1.72%	1.40%	0.57%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Asset Strategy Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.53	$17.47	$20.69	$24.09	$21.92
Income (loss) from investment operations:
Net investment income[1]	0.30	0.30	0.44	0.39	0.21
Net realized and unrealized gain (loss)	1.12	7.40	(2.42)	0.08	2.67
Total from investment operations	1.42	7.70	(1.98)	0.47	2.88
Less dividends and distributions from:
Net investment income	(0.55)	(0.39)	(0.43)	(0.41)	(0.26)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.81)	(0.64)	(1.24)	(3.87)	(0.71)
Net asset value, end of period	$23.14	$24.53	$17.47	$20.69	$24.09
Total return[2]	5.35% [3,4]	44.75% [4]	(10.64% )	2.70%	13.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$96,913	$109 [5]	$98 [5]	$151 [5]	$175 [5]
Ratio of expenses to average net assets[6]	1.09%	1.07%	1.11%	1.13%	1.10%
Ratio of expenses to average net assets prior to fees waived[6]	1.11%	1.08%	1.11%	1.13%	1.10%
Ratio of net investment income to average net assets	1.17%	1.36%	2.08%	1.73%	0.92%
Ratio of net investment income to average net assets prior to fees waived	1.15%	1.35%	2.08%	1.73%	0.92%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Balanced Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.29	$20.43	$23.58	$24.74	$24.33
Income (loss) from investment operations:
Net investment income[1]	0.12	0.24	0.31	0.37	0.37
Net realized and unrealized gain (loss)	1.28	8.38	(1.57)	1.03	1.18
Total from investment operations	1.40	8.62	(1.26)	1.40	1.55
Less dividends and distributions from:
Net investment income	(0.12)	(0.28)	(0.34)	(0.36)	(0.48)
Net realized gain	(3.04)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(3.16)	(1.76)	(1.89)	(2.56)	(1.14)
Net asset value, end of period	$25.53	$27.29	$20.43	$23.58	$24.74
Total return[2]	4.57%	42.81%	(6.55% )	6.25%	6.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,485,004	$1,509 [3]	$1,086 [3]	$1,275 [3]	$1,368 [3]
Ratio of expenses to average net assets[4]	1.04%	1.07%	1.10%	1.09%	1.12%
Ratio of net investment income to average net assets	0.44%	0.95%	1.27%	1.49%	1.48%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Balanced Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.98	$20.24	$23.38	$24.56	$24.17
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.09)	0.06	0.13	0.19	0.19
Net realized and unrealized gain (loss)	1.25	8.30	(1.55)	1.01	1.18
Total from investment operations	1.16	8.36	(1.42)	1.20	1.37
Less dividends and distributions from:
Net investment income	-	(0.14)	(0.17)	(0.18)	(0.32)
Net realized gain	(2.93)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(2.93)	(1.62)	(1.72)	(2.38)	(0.98)
Net asset value, end of period	$25.21	$26.98	$20.24	$23.38	$24.56
Total return[2]	3.77%	41.82%	(7.24% )	5.46%	5.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$117,058	$183 [3]	$243 [3]	$366 [3]	$485 [3]
Ratio of expenses to average net assets[4]	1.82%	1.82%	1.83%	1.80%	1.83%
Ratio of net investment income (loss) to average net assets	(0.34% )	0.23%	0.54%	0.78%	0.78%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Balanced Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.29	$20.42	$23.57	$24.74	$24.33
Income (loss) from investment operations:
Net investment income[1]	0.18	0.29	0.36	0.43	0.43
Net realized and unrealized gain (loss)	1.28	8.39	(1.57)	1.02	1.19
Total from investment operations	1.46	8.68	(1.21)	1.45	1.62
Less dividends and distributions from:
Net investment income	(0.17)	(0.33)	(0.39)	(0.42)	(0.55)
Net realized gain	(3.04)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(3.21)	(1.81)	(1.94)	(2.62)	(1.21)
Net asset value, end of period	$25.54	$27.29	$20.42	$23.57	$24.74
Total return[2]	4.82%	43.15%	(6.32% )	6.51%	6.66%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$745,878	$846 [3]	$671 [3]	$873 [3]	$1,043 [3]
Ratio of expenses to average net assets[4]	0.84%	0.86%	0.86%	0.84%	0.88%
Ratio of net investment income to average net assets	0.64%	1.17%	1.51%	1.73%	1.72%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Balanced Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.36	$20.47	$23.62	$24.78	$24.37
Income (loss) from investment operations:
Net investment income[1]	0.22	0.33	0.40	0.46	0.47
Net realized and unrealized gain (loss)	1.27	8.40	(1.57)	1.04	1.19
Total from investment operations	1.49	8.73	(1.17)	1.50	1.66
Less dividends and distributions from:
Net investment income	(0.21)	(0.36)	(0.43)	(0.46)	(0.59)
Net realized gain	(3.04)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(3.25)	(1.84)	(1.98)	(2.66)	(1.25)
Net asset value, end of period	$25.60	$27.36	$20.47	$23.62	$24.78
Total return[2]	4.93%	43.34%	(6.16% )	6.66%	6.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,232	$11 [3]	$7 [3]	$15 [3]	$10 [3]
Ratio of expenses to average net assets[4]	0.70%	0.71%	0.71%	0.70%	0.72%
Ratio of net investment income to average net assets	0.78%	1.30%	1.65%	1.88%	1.88%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Balanced Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.22	$20.39	$23.54	$24.70	$24.30
Income (loss) from investment operations:
Net investment income[1]	0.01	0.15	0.22	0.28	0.28
Net realized and unrealized gain (loss)	1.26	8.36	(1.57)	1.04	1.18
Total from investment operations	1.27	8.51	(1.35)	1.32	1.46
Less dividends and distributions from:
Net investment income	(0.01)	(0.20)	(0.25)	(0.28)	(0.40)
Net realized gain	(3.02)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(3.03)	(1.68)	(1.80)	(2.48)	(1.06)
Net asset value, end of period	$25.46	$27.22	$20.39	$23.54	$24.70
Total return[2]	4.15%	42.31%	(6.90% )	5.91%	6.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,852	$11 [3]	$11 [3]	$13 [3]	$13 [3]
Ratio of expenses to average net assets[4]	1.44%	1.45%	1.45%	1.43%	1.46%
Ratio of net investment income to average net assets	0.04%	0.60%	0.91%	1.14%	1.13%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Balanced Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.29	$20.43	$23.58	$24.75	$24.34
Income (loss) from investment operations:
Net investment income[1]	0.12	0.24	0.31	0.37	0.38
Net realized and unrealized gain (loss)	1.28	8.38	(1.57)	1.02	1.17
Total from investment operations	1.40	8.62	(1.26)	1.39	1.55
Less dividends and distributions from:
Net investment income	(0.11)	(0.28)	(0.34)	(0.36)	(0.48)
Net realized gain	(3.04)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(3.15)	(1.76)	(1.89)	(2.56)	(1.14)
Net asset value, end of period	$25.54	$27.29	$20.43	$23.58	$24.75
Total return[2]	4.59% [3]	42.81% [3]	(6.55%) [3]	6.22%	6.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,699	$16 [4]	$14 [4]	$24 [4]	$34 [4]
Ratio of expenses to average net assets[5]	1.04%	1.07%	1.10%	1.09%	1.12%
Ratio of expenses to average net assets prior to fees waived[5]	1.08%	1.10%	1.11%	1.09%	1.12%
Ratio of net investment income to average net assets	0.44%	0.97%	1.27%	1.49%	1.53%
Ratio of net investment income to average net assets prior to fees waived	0.40%	0.94%	1.26%	1.49%	1.53%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Core Equity Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.01	$11.73	$13.47	$14.78	$13.55
Income (loss) from investment operations:
Net investment income[1]	0.04	0.06	0.06	0.09	0.05
Net realized and unrealized gain (loss)	2.56	6.65	(0.29)	0.60	2.11
Total from investment operations	2.60	6.71	(0.23)	0.69	2.16
Less dividends and distributions from:
Net investment income	(0.09)	(0.04)	(0.09)	(0.09)	(0.03)
Net realized gain	(2.42)	(0.39)	(1.42)	(1.91)	(0.90)
Total dividends and distributions	(2.51)	(0.43)	(1.51)	(2.00)	(0.93)
Net asset value, end of period	$18.10	$18.01	$11.73	$13.47	$14.78
Total return[2]	13.88%	57.58%	(3.57% )	5.56%	16.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,424,139	$3,411 [3]	$2,409 [3]	$2,895 [3]	$3,149 [3]
Ratio of expenses to average net assets[4]	0.97%	1.00%	1.03%	1.02%	1.04%
Ratio of net investment income to average net assets	0.19%	0.36%	0.42%	0.64%	0.33%
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Core Equity Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$14.65	$9.63	$11.31	$12.69	$11.81
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.06)	(0.05)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	2.10	5.45	(0.22)	0.51	1.83
Total from investment operations	1.99	5.39	(0.27)	0.48	1.77
Less dividends and distributions from:
Net investment income	(0.01)	-	(0.01)	-	-
Net realized gain	(2.36)	(0.37)	(1.40)	(1.86)	(0.89)
Total dividends and distributions	(2.37)	(0.37)	(1.41)	(1.86)	(0.89)
Net asset value, end of period	$14.27	$14.65	$9.63	$11.31	$12.69
Total return[2]	12.85%	56.31%	(4.44% )	4.74%	15.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,556	$33 [3]	$37 [3]	$52 [3]	$70 [3]
Ratio of expenses to average net assets[4]	1.85%	1.88%	1.89%	1.85%	1.89%
Ratio of net investment loss to average net assets	(0.70% )	(0.51% )	(0.44% )	(0.20% )	(0.50% )
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Core Equity Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$20.77	$13.47	$15.27	$16.48	$15.01
Income (loss) from investment operations:
Net investment income[1]	0.08	0.10	0.10	0.14	0.09
Net realized and unrealized gain (loss)	2.93	7.66	(0.37)	0.69	2.35
Total from investment operations	3.01	7.76	(0.27)	0.83	2.44
Less dividends and distributions from:
Net investment income	(0.12)	(0.07)	(0.11)	(0.13)	(0.07)
Net realized gain	(2.42)	(0.39)	(1.42)	(1.91)	(0.90)
Total dividends and distributions	(2.54)	(0.46)	(1.53)	(2.04)	(0.97)
Net asset value, end of period	$21.24	$20.77	$13.47	$15.27	$16.48
Total return[2]	14.00%	57.92%	(3.38% )	5.84%	16.60% [3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,070,912	$1,101 [4]	$861 [4]	$1,089 [4]	$1,216 [4]
Ratio of expenses to average net assets[5]	0.79%	0.81%	0.83%	0.81%	0.82%
Ratio of expenses to average net assets prior to fees waived[5]	0.79%	0.81%	0.83%	0.81%	0.84%
Ratio of net investment income to average net assets	0.37%	0.55%	0.63%	0.85%	0.56%
Ratio of net investment income to average net assets prior to fees waived	0.37%	0.55%	0.63%	0.85%	0.54%
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Core Equity Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$20.82	$13.50	$15.30	$16.51	$15.03
Income (loss) from investment operations:
Net investment income[1]	0.12	0.12	0.13	0.16	0.10
Net realized and unrealized gain (loss)	2.94	7.68	(0.37)	0.69	2.36
Total from investment operations	3.06	7.80	(0.24)	0.85	2.46
Less dividends and distributions from:
Net investment income	(0.15)	(0.09)	(0.14)	(0.15)	(0.08)
Net realized gain	(2.42)	(0.39)	(1.42)	(1.91)	(0.90)
Total dividends and distributions	(2.57)	(0.48)	(1.56)	(2.06)	(0.98)
Net asset value, end of period	$21.31	$20.82	$13.50	$15.30	$16.51
Total return[2]	14.23%	58.14%	(3.23% )	6.01%	16.74%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,633	$90 [3]	$31 [3]	$45 [3]	$71 [3]
Ratio of expenses to average net assets[4]	0.64%	0.66%	0.67%	0.65%	0.73%
Ratio of net investment income to average net assets	0.52%	0.68%	0.78%	0.97%	0.64%
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Core Equity Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$17.82	$11.62	$13.36	$14.67	$13.47
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.01)	0.01	0.03	(0.01)
Net realized and unrealized gain (loss)	2.53	6.59	(0.30)	0.60	2.11
Total from investment operations	2.49	6.58	(0.29)	0.63	2.10
Less dividends and distributions from:
Net investment income	(0.04)	-	(0.03)	(0.03)	-
Net realized gain	(2.39)	(0.38)	(1.42)	(1.91)	(0.90)
Total dividends and distributions	(2.43)	(0.38)	(1.45)	(1.94)	(0.90)
Net asset value, end of period	$17.88	$17.82	$11.62	$13.36	$14.67
Total return[2]	13.42%	56.93%	(3.93% )	5.16%	15.91%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$212	$1 [3]	- [3,4]	$1 [3]	$2 [3]
Ratio of expenses to average net assets[5]	1.39%	1.40%	1.42%	1.40%	1.46%
Ratio of net investment income (loss) to average net assets	(0.22% )	(0.04% )	0.04%	0.22%	(0.08% )
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Rounded less than $500 thousands.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Core Equity Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$20.01	$13.00	$14.78	$16.02	$14.61
Income (loss) from investment operations:
Net investment income[1]	0.07	0.09	0.09	0.13	0.09
Net realized and unrealized gain (loss)	2.83	7.37	(0.34)	0.67	2.28
Total from investment operations	2.90	7.46	(0.25)	0.80	2.37
Less dividends and distributions from:
Net investment income	(0.11)	(0.06)	(0.11)	(0.13)	(0.06)
Net realized gain	(2.42)	(0.39)	(1.42)	(1.91)	(0.90)
Total dividends and distributions	(2.53)	(0.45)	(1.53)	(2.04)	(0.96)
Net asset value, end of period	$20.38	$20.01	$13.00	$14.78	$16.02
Total return[2]	13.99%	57.75%	(3.37% )	5.81%	16.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,855	$26 [3]	$23 [3]	$45 [3]	$50 [3]
Ratio of expenses to average net assets[4]	0.84%	0.85%	0.84%	0.84%	0.84%
Ratio of expenses to average net assets prior to fees waived[4]	1.04%	1.05%	1.08%	1.05%	1.10%
Ratio of net investment income to average net assets	0.32%	0.50%	0.60%	0.80%	0.55%
Ratio of net investment income to average net assets prior to fees waived	0.12%	0.30%	0.36%	0.59%	0.29%
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Systematic Emerging Markets Equity Fund

	Year ended
Class A shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$28.07	$15.61		$19.15	$21.60	$16.95
Income (loss) from investment operations:
Net investment income (loss)[1]	0.15	(0.01)		0.12	0.12	0.01
Net realized and unrealized gain (loss)	(5.54)	12.68		(3.51)	(2.46)	4.64
Total from investment operations	(5.39)	12.67		(3.39)	(2.34)	4.65
Less dividends and distributions from:
Net investment income	(0.14)	(0.21)		(0.15)	(0.11)	-	[2]
Total dividends and distributions	(0.14)	(0.21)		(0.15)	(0.11)	-	[2]
Net asset value, end of period	$22.54	$28.07		$15.61	$19.15	$21.60
Total return[3]	(19.25%) [4]	81.21%		(17.87% )	(10.75% )	27.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$263,968	$377	[5]	$229 [5]	$344 [5]	$569	[5]
Ratio of expenses to average net assets[6]	1.35%	1.39%		1.46%	1.44%	1.44%
Ratio of expenses to average net assets prior to fees waived[6]	1.37%	1.39%		1.46%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets	0.55%	(0.03%	)	0.61%	0.62%	0.07%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.53%	(0.03%	)	0.61%	0.62%	0.07%
Portfolio turnover	38%	39%		32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund

	Year ended
Class C shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$23.86	$13.31		$16.39	$18.54	$14.65
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.15)		(0.01)	(0.01)	(0.12)
Net realized and unrealized gain (loss)	(4.68)	10.79		(2.99)	(2.10)	4.01
Total from investment operations	(4.72)	10.64		(3.00)	(2.11)	3.89
Less dividends and distributions from:
Net investment income	(0.07)	(0.09)		(0.08)	(0.04)	-
Total dividends and distributions	(0.07)	(0.09)		(0.08)	(0.04)	-
Net asset value, end of period	$19.07	$23.86		$13.31	$16.39	$18.54
Total return[2]	(19.83%) [3]	80.00%		(18.43% )	(11.36% )	26.55%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,227	$57	[4]	$43 [4]	$72 [4]	$95	[4]
Ratio of expenses to average net assets[5]	2.07%	2.10%		2.16%	2.11%	2.13%
Ratio of expenses to average net assets prior to fees waived[5]	2.09%	2.10%		2.16%	2.11%	2.13%
Ratio of net investment loss to average net assets	(0.17% )	(0.73%	)	(0.07% )	(0.08% )	(0.66%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.19% )	(0.73%	)	(0.07% )	(0.08% )	(0.66%	)
Portfolio turnover	38%	39%		32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Systematic Emerging Markets Equity Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$29.05	$16.13	$19.77	$22.30	$17.47
Income (loss) from investment operations:
Net investment income[1]	0.26	0.09	0.21	0.21	0.09
Net realized and unrealized gain (loss)	(5.74)	13.12	(3.61)	(2.55)	4.80
Total from investment operations	(5.48)	13.21	(3.40)	(2.34)	4.89
Less dividends and distributions from:
Net investment income	(0.24)	(0.29)	(0.24)	(0.19)	(0.06)
Total dividends and distributions	(0.24)	(0.29)	(0.24)	(0.19)	(0.06)
Net asset value, end of period	$23.33	$29.05	$16.13	$19.77	$22.30
Total return[2]	(18.96% )	82.02%	(17.50% )	(10.34% )	28.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$912,326	$1,548 [3]	$826 [3]	$1,209 [3]	$1,689 [3]
Ratio of expenses to average net assets[4]	0.98%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.08%	1.10%	1.14%	1.11%	1.10%
Ratio of net investment income to average net assets	0.93%	0.37%	1.09%	1.06%	0.44%
Ratio of net investment income to average net assets prior to fees waived	0.83%	0.26%	0.94%	0.94%	0.33%
Portfolio turnover	38%	39%	32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$29.21	$16.22	$19.88	$22.42	$17.56
Income (loss) from investment operations:
Net investment income[1]	0.28	0.10	0.21	0.20	0.12
Net realized and unrealized gain (loss)	(5.77)	13.19	(3.63)	(2.54)	4.80
Total from investment operations	(5.49)	13.29	(3.42)	(2.34)	4.92
Less dividends and distributions from:
Net investment income	(0.26)	(0.30)	(0.24)	(0.20)	(0.06)
Total dividends and distributions	(0.26)	(0.30)	(0.24)	(0.20)	(0.06)
Net asset value, end of period	$23.46	$29.21	$16.22	$19.88	$22.42
Total return[2]	(18.89%) [3]	82.01%	(17.46% )	(10.32% )	28.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$254,340	$353 [4]	$200 [4]	$300 [4]	$310 [4]
Ratio of expenses to average net assets[5]	0.92%	0.95%	0.99%	0.96%	0.95%
Ratio of expenses to average net assets prior to fees waived[5]	0.93%	0.95%	0.99%	0.96%	0.95%
Ratio of net investment income to average net assets	0.98%	0.40%	1.05%	1.03%	0.58%
Ratio of net investment income to average net assets prior to fees waived	0.97%	0.40%	1.05%	1.03%	0.58%
Portfolio turnover	38%	39%	32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Systematic Emerging Markets Equity Fund

	Year ended
Class R shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.75	$15.44		$18.95	$21.40	$16.83
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	(0.07)		0.07	0.06	(0.04)
Net realized and unrealized gain (loss)	(5.46)	12.53		(3.47)	(2.43)	4.61
Total from investment operations	(5.40)	12.46		(3.40)	(2.37)	4.57
Less dividends and distributions from:
Net investment income	(0.09)	(0.15)		(0.11)	(0.08)	-
Total dividends and distributions	(0.09)	(0.15)		(0.11)	(0.08)	-
Net asset value, end of period	$22.26	$27.75		$15.44	$18.95	$21.40
Total return[2]	(19.51%) [3]	80.73%		(18.07% )	(11.03% )	27.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,540	$11	[4]	$9 [4]	$15 [4]	$20	[4]
Ratio of expenses to average net assets[5]	1.67%	1.69%		1.72%	1.70%	1.70%
Ratio of expenses to average net assets prior to fees waived[5]	1.68%	1.69%		1.72%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	0.22%	(0.32%	)	0.39%	0.32%	(0.19%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.21%	(0.32%	)	0.39%	0.32%	(0.19%	)
Portfolio turnover	38%	39%		32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$28.65	$15.92	$19.53	$22.02	$17.27
Income (loss) from investment operations:
Net investment income[1]	0.16	0.01	0.14	0.13	0.02
Net realized and unrealized gain (loss)	(5.65)	12.94	(3.58)	(2.50)	4.74
Total from investment operations	(5.49)	12.95	(3.44)	(2.37)	4.76
Less dividends and distributions from:
Net investment income	(0.15)	(0.22)	(0.17)	(0.12)	(0.01)
Total dividends and distributions	(0.15)	(0.22)	(0.17)	(0.12)	(0.01)
Net asset value, end of period	$23.01	$28.65	$15.92	$19.53	$22.02
Total return[2]	(19.23%) [3]	81.40%	(17.80% )	(10.68% )	27.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,380	$40 [4]	$31 [4]	$45 [4]	$68 [4]
Ratio of expenses to average net assets[5]	1.31%	1.34%	1.37%	1.35%	1.36%
Ratio of expenses to average net assets prior to fees waived[5]	1.32%	1.34%	1.37%	1.35%	1.36%
Ratio of net investment income to average net assets	0.59%	0.04%	0.70%	0.69%	0.12%
Ratio of net investment income to average net assets prior to fees waived	0.58%	0.04%	0.70%	0.69%	0.12%
Portfolio turnover	38%	39%	32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Climate Solutions Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20		3/31/19		3/31/18
Net asset value, beginning of period	$6.18	$3.25	$9.45		$11.55		$13.30
Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.07	0.04		(0.05)		0.03
Net realized and unrealized gain (loss)	3.51	2.97	(6.24)		(2.05)		(1.74)
Total from investment operations	3.62	3.04	(6.20)		(2.10)		(1.71)
Less dividends and distributions from:
Net investment income	(0.11)	(0.11)	-		-		(0.04)
Total dividends and distributions	(0.11)	(0.11)	-		-		(0.04)
Net asset value, end of period	$9.69	$6.18	$3.25		$9.45		$11.55
Total return[2]	59.24%	94.23%	(65.61%	)	(18.18%	)	(12.89% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$104,280	$72 [3]	$40	[3]	$134	[3]	$211 [3]
Ratio of expenses to average net assets[4]	1.35%	1.35%	1.41%		1.41%		1.46% [5]
Ratio of expenses to average net assets prior to fees waived[4]	1.72%	1.87%	1.71%		1.55%		1.53%
Ratio of net investment income (loss) to average net assets	1.60%	1.52%	0.52%		(0.46%	)	0.26%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.23%	1.00%	0.22%		(0.60%	)	0.19%
Portfolio turnover	113%	30%	23%		31%		21%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.44%.

Financial highlights

Delaware Climate Solutions Fund

	Year ended
Class C shares	3/31/22	3/31/21		3/31/20		3/31/19		3/31/18
Net asset value, beginning of period	$5.68	$2.97		$8.70		$10.71		$12.39
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.03		(0.01)		(0.12)		-	[2]
Net realized and unrealized gain (loss)	3.21	2.73		(5.72)		(1.89)		(1.68)
Total from investment operations	3.27	2.76		(5.73)		(2.01)		(1.68)
Less dividends and distributions from:
Net investment income	(0.07)	(0.05)		-		-		-
Total dividends and distributions	(0.07)	(0.05)		-		-		-
Net asset value, end of period	$8.88	$5.68		$2.97		$8.70		$10.71
Total return[3]	57.97% [4]	93.07%	[4]	(65.86%)	[4]	(18.77%)	[4]	(13.56%	)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,503	$9	[5]	$6	[5]	$27	[5]	$48	[5]
Ratio of expenses to average net assets[6]	2.09%	2.09%		2.11%		2.11%		2.15%
Ratio of expenses to average net assets prior to fees waived[6]	2.34%	2.44%		2.31%		2.12%		2.15%
Ratio of net investment income (loss) to average net assets	0.87%	0.77%		(0.20%	)	(1.17%	)	(0.01%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.62%	0.42%		(0.40%	)	(1.18%	)	(0.01%	)
Portfolio turnover	113%	30%		23%		31%		21%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Climate Solutions Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20		3/31/19		3/31/18
Net asset value, beginning of period	$6.45	$3.40	$9.85		$11.99		$13.80
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.09	0.08		(0.01)		0.09
Net realized and unrealized gain (loss)	3.67	3.11	(6.53)		(2.13)		(1.83)
Total from investment operations	3.81	3.20	(6.45)		(2.14)		(1.74)
Less dividends and distributions from:
Net investment income	(0.13)	(0.15)	-		-		(0.07)
Total dividends and distributions	(0.13)	(0.15)	-		-		(0.07)
Net asset value, end of period	$10.13	$6.45	$3.40		$9.85		$11.99
Total return[2]	59.90%	95.08%	(65.48%	)	(17.85%	)	(12.63% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$110,841	$97 [3]	$52	[3]	$158	[3]	$263 [3]
Ratio of expenses to average net assets[4]	0.99%	0.99%	0.99%		1.03%		1.11% [5]
Ratio of expenses to average net assets prior to fees waived[4]	1.14%	1.20%	1.17%		1.11%		1.12%
Ratio of net investment income (loss) to average net assets	1.93%	1.87%	0.95%		(0.08%	)	0.76%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.78%	1.66%	0.77%		(0.16%	)	0.75%
Portfolio turnover	113%	30%	23%		31%		21%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.09%.

Financial highlights

Delaware Climate Solutions Fund

	Year ended
Class R6 shares	3/31/22	3/31/21		3/31/20		3/31/19		3/31/18
Net asset value, beginning of period	$6.49	$3.42		$9.90		$12.05		$13.86
Income (loss) from investment operations:
Net investment income[1]	0.16	0.09		0.08		-	[2]	0.17
Net realized and unrealized gain (loss)	3.66	3.13		(6.56)		(2.15)		(1.90)
Total from investment operations	3.82	3.22		(6.48)		(2.15)		(1.73)
Less dividends and distributions from:
Net investment income	(0.13)	(0.15)		-		-		(0.08)
Total dividends and distributions	(0.13)	(0.15)		-		-		(0.08)
Net asset value, end of period	$10.18	$6.49		$3.42		$9.90		$12.05
Total return[3]	59.68% [4]	95.11%	[4]	(65.45%)	[4]	(17.84%	)	(12.48% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,610	$3	[5]	$2	[5]	$5	[5]	$5 [5]
Ratio of expenses to average net assets[6]	0.98%	0.99%		0.99%		0.94%		0.95%
Ratio of expenses to average net assets prior to fees waived[6]	0.99%	1.02%		0.99%		0.94%		0.95%
Ratio of net investment income to average net assets	2.07%	1.84%		0.95%		0.04%		1.45%
Ratio of net investment income to average net assets prior to fees waived	2.06%	1.81%		0.95%		0.04%		1.45%
Portfolio turnover	113%	30%		23%		31%		21%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Climate Solutions Fund

	Year ended
Class R shares	3/31/22	3/31/21		3/31/20		3/31/19		3/31/18
Net asset value, beginning of period	$6.10	$3.20		$9.34		$11.45		$13.20
Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.05		0.01		(0.08)		0.04
Net realized and unrealized gain (loss)	3.46	2.93		(6.15)		(2.03)		(1.77)
Total from investment operations	3.55	2.98		(6.14)		(2.11)		(1.73)
Less dividends and distributions from:
Net investment income	(0.08)	(0.08)		-		-		(0.02)
Total dividends and distributions	(0.08)	(0.08)		-		-		(0.02)
Net asset value, end of period	$9.57	$6.10		$3.20		$9.34		$11.45
Total return[2]	58.80%	93.40%	[3]	(65.74%	)	(18.43%	)	(13.11% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,368	$24	[4]	$7	[4]	$18	[4]	$22 [4]
Ratio of expenses to average net assets[5]	1.73%	1.75%		1.74%		1.68%		1.70%
Ratio of expenses to average net assets prior to fees waived[5]	1.73%	1.77%		1.74%		1.68%		1.70%
Ratio of net investment income (loss) to average net assets	1.23%	1.06%		0.19%		(0.72%	)	0.37%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.23%	1.04%		0.19%		(0.72%	)	0.37%
Portfolio turnover	113%	30%		23%		31%		21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Climate Solutions Fund

	Year ended
Class Y shares	3/31/22	3/31/21		3/31/20		3/31/19		3/31/18
Net asset value, beginning of period	$6.28	$3.30		$9.59		$11.72		$13.49
Income (loss) from investment operations:
Net investment income (loss)[1]	0.12	0.07		0.04		(0.05)		0.08
Net realized and unrealized gain (loss)	3.56	3.02		(6.33)		(2.08)		(1.80)
Total from investment operations	3.68	3.09		(6.29)		(2.13)		(1.72)
Less dividends and distributions from:
Net investment income	(0.11)	(0.11)		-		-		(0.05)
Total dividends and distributions	(0.11)	(0.11)		-		-		(0.05)
Net asset value, end of period	$9.85	$6.28		$3.30		$9.59		$11.72
Total return[2]	59.24% [3]	94.31%	[3]	(65.59%)	[3]	(18.17%	)	(12.78% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,467	$8	[4]	$4	[4]	$22	[4]	$42 [4]
Ratio of expenses to average net assets[5]	1.35%	1.35%		1.41%		1.34%		1.35%
Ratio of expenses to average net assets prior to fees waived[5]	1.38%	1.42%		1.42%		1.34%		1.35%
Ratio of net investment income (loss) to average net assets	1.61%	1.50%		0.46%		(0.42%	)	0.71%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.58%	1.43%		0.45%		(0.42%	)	0.71%
Portfolio turnover	113%	30%		23%		31%		21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Global Value Equity Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.72	$9.64	$11.90	$13.84	$12.48
Income (loss) from investment operations:
Net investment income[1]	0.20	0.26	0.29	0.29	0.32
Net realized and unrealized gain (loss)	(0.07)	4.23	(2.13)	(0.34)	1.34
Total from investment operations	0.13	4.49	(1.84)	(0.05)	1.66
Less dividends and distributions from:
Net investment income	(0.42)	(0.23)	(0.30)	(0.32)	(0.30)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	-
Total dividends and distributions	(1.13)	(0.41)	(0.42)	(1.89)	(0.30)
Net asset value, end of period	$12.72	$13.72	$9.64	$11.90	$13.84
Total return[2]	0.51% [3]	47.07% [3]	(16.11%) [3]	0.47%	13.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$263,835	$310 [4]	$260 [4]	$387 [4]	$494 [4]
Ratio of expenses to average net assets[5]	1.22%	1.22%	1.24%	1.24%	1.29%
Ratio of expenses to average net assets prior to fees waived[5]	1.25%	1.24%	1.25%	1.24%	1.29%
Ratio of net investment income to average net assets	1.41%	2.16%	2.43%	2.27%	2.34%
Ratio of net investment income to average net assets prior to fees waived	1.38%	2.14%	2.42%	2.27%	2.34%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Global Value Equity Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.72	$9.64	$11.90	$13.82	$12.47
Income (loss) from investment operations:
Net investment income[1]	0.09	0.16	0.21	0.21	0.23
Net realized and unrealized gain (loss)	(0.08)	4.23	(2.13)	(0.35)	1.35
Total from investment operations	0.01	4.39	(1.92)	(0.14)	1.58
Less dividends and distributions from:
Net investment income	(0.33)	(0.13)	(0.22)	(0.21)	(0.23)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	-
Total dividends and distributions	(1.04)	(0.31)	(0.34)	(1.78)	(0.23)
Net asset value, end of period	$12.69	$13.72	$9.64	$11.90	$13.82
Total return[2]	(0.32% )	45.88%	(16.75% )	(0.21% )	12.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,780	$7 [3]	$10 [3]	$22 [3]	$39 [3]
Ratio of expenses to average net assets[4]	2.04%	2.03%	2.00%	1.94%	1.93%
Ratio of net investment income to average net assets	0.64%	1.34%	1.76%	1.64%	1.72%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Global Value Equity Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.73	$9.64	$11.91	$13.85	$12.48
Income (loss) from investment operations:
Net investment income[1]	0.24	0.29	0.33	0.34	0.37
Net realized and unrealized gain (loss)	(0.07)	4.24	(2.14)	(0.35)	1.34
Total from investment operations	0.17	4.53	(1.81)	(0.01)	1.71
Less dividends and distributions from:
Net investment income	(0.45)	(0.26)	(0.34)	(0.36)	(0.34)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	-
Total dividends and distributions	(1.16)	(0.44)	(0.46)	(1.93)	(0.34)
Net asset value, end of period	$12.74	$13.73	$9.64	$11.91	$13.85
Total return[2]	0.81% [3]	47.60% [3]	(15.90%) [3]	0.78% [3]	13.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$205,264	$268 [4]	$242 [4]	$374 [4]	$523 [4]
Ratio of expenses to average net assets[5]	0.92%	0.92%	0.92%	0.93%	1.00%
Ratio of expenses to average net assets prior to fees waived[5]	0.94%	0.95%	0.95%	0.95%	1.00%
Ratio of net investment income to average net assets	1.72%	2.46%	2.76%	2.58%	2.75%
Ratio of net investment income to average net assets prior to fees waived	1.70%	2.43%	2.73%	2.56%	2.75%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Global Value Equity Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.74	$9.65	$11.92	$13.86	$12.49
Income (loss) from investment operations:
Net investment income[1]	0.26	0.30	0.35	0.30	0.35
Net realized and unrealized gain (loss)	(0.06)	4.24	(2.14)	(0.29)	1.39
Total from investment operations	0.20	4.54	(1.79)	0.01	1.74
Less dividends and distributions from:
Net investment income	(0.47)	(0.27)	(0.36)	(0.38)	(0.37)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	-
Total dividends and distributions	(1.18)	(0.45)	(0.48)	(1.95)	(0.37)
Net asset value, end of period	$12.76	$13.74	$9.65	$11.92	$13.86
Total return[2]	0.99%	47.70%	(15.76% )	0.93%	14.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,281	$24 [3]	$17 [3]	$22 [3]	$5 [3]
Ratio of expenses to average net assets[4]	0.79%	0.79%	0.79%	0.78%	0.86%
Ratio of net investment income to average net assets	1.90%	2.54%	2.87%	2.40%	2.58%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Global Value Equity Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.73	$9.65	$11.91	$13.84	$12.48
Income (loss) from investment operations:
Net investment income[1]	0.15	0.22	0.26	0.25	0.28
Net realized and unrealized gain (loss)	(0.07)	4.23	(2.13)	(0.33)	1.35
Total from investment operations	0.08	4.45	(1.87)	(0.08)	1.63
Less dividends and distributions from:
Net investment income	(0.38)	(0.19)	(0.27)	(0.28)	(0.27)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	-
Total dividends and distributions	(1.09)	(0.37)	(0.39)	(1.85)	(0.27)
Net asset value, end of period	$12.72	$13.73	$9.65	$11.91	$13.84
Total return[2]	0.18%	46.59%	(16.36% )	0.22%	13.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$308 [3]	$- [3,4]	$1 [4]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[5]	1.54%	1.54%	1.53%	1.52%	1.58%
Ratio of net investment income to average net assets	1.09%	1.89%	2.14%	1.97%	2.07%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Rounded less than $500 thousands.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Global Value Equity Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.72	$9.64	$11.90	$13.84	$12.48
Income (loss) from investment operations:
Net investment income[1]	0.20	0.26	0.30	0.30	0.33
Net realized and unrealized gain (loss)	(0.07)	4.23	(2.13)	(0.34)	1.35
Total from investment operations	0.13	4.49	(1.83)	(0.04)	1.68
Less dividends and distributions from:
Net investment income	(0.42)	(0.23)	(0.31)	(0.33)	(0.32)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	-
Total dividends and distributions	(1.13)	(0.41)	(0.43)	(1.90)	(0.32)
Net asset value, end of period	$12.72	$13.72	$9.64	$11.90	$13.84
Total return[2]	0.53%	47.11%	(16.06% )	0.49%	13.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,612	$2 [3]	$5 [3]	$7 [3]	$9	[3]
Ratio of expenses to average net assets[4]	1.18%	1.18%	1.19%	1.21% [5]	1.23%	[5]
Ratio of net investment income to average net assets	1.45%	2.25%	2.49%	2.30%	2.46%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.19%.

Delaware Ivy Global Growth Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$56.56	$37.75	$43.12	$46.78	$42.67
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	(0.04)	0.05	0.09	0.25
Net realized and unrealized gain (loss)	1.81	21.67	(4.97)	1.02	7.26
Total from investment operations	1.89	21.63	(4.92)	1.11	7.51
Less dividends and distributions from:
Net investment income	(0.19)	-	(0.09)	(0.08)	(0.06)
Net realized gain	(3.96)	(2.82)	(0.36)	(4.69)	(3.34)
Total dividends and distributions	(4.15)	(2.82)	(0.45)	(4.77)	(3.40)
Net asset value, end of period	$54.30	$56.56	$37.75	$43.12	$46.78
Total return[2]	2.84%	57.85%	(11.62% )	3.12%	17.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$481,991	$531 [3]	$369 [3]	$477 [3]	$510 [3]
Ratio of expenses to average net assets[4]	1.27%	1.34%	1.36%	1.37%	1.38%
Ratio of net investment income (loss) to average net assets	0.14%	(0.08% )	0.11%	0.19%	0.53%
Portfolio turnover	45%	32%	26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Global Growth Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$45.65	$31.11	$35.84	$39.93	$36.98
Income (loss) from investment operations:
Net investment loss[1]	(0.40)	(0.41)	(0.28)	(0.23)	(0.26)
Net realized and unrealized gain (loss)	1.51	17.77	(4.09)	0.83	6.42
Total from investment operations	1.11	17.36	(4.37)	0.60	6.16
Less dividends and distributions from:
Net realized gain	(3.60)	(2.82)	(0.36)	(4.69)	(3.21)
Total dividends and distributions	(3.60)	(2.82)	(0.36)	(4.69)	(3.21)
Net asset value, end of period	$43.16	$45.65	$31.11	$35.84	$39.93
Total return[2]	1.88%	56.45%	(12.42% )	2.33%	16.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,530	$5 [3]	$5 [3]	$9 [3]	$11 [3]
Ratio of expenses to average net assets[4]	2.22%	2.25%	2.24%	2.15%	2.18%
Ratio of net investment loss to average net assets	(0.84% )	(1.00% )	(0.76% )	(0.60% )	(0.65% )
Portfolio turnover	45%	32%	26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Global Growth Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$58.10	$38.63	$44.10	$47.72	$43.44
Income (loss) from investment operations:
Net investment income[1]	0.20	0.10	0.18	0.24	0.25
Net realized and unrealized gain (loss)	1.89	22.20	(5.07)	1.05	7.53
Total from investment operations	2.09	22.30	(4.89)	1.29	7.78
Less dividends and distributions from:
Net investment income	(0.41)	(0.01)	(0.22)	(0.22)	(0.16)
Net realized gain	(3.96)	(2.82)	(0.36)	(4.69)	(3.34)
Total dividends and distributions	(4.37)	(2.83)	(0.58)	(4.91)	(3.50)
Net asset value, end of period	$55.82	$58.10	$38.63	$44.10	$47.72
Total return[2]	3.09% [3]	58.28% [3]	(11.35%) [3]	3.43% [3]	18.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$379,099	$494 [4]	$346 [4]	$436 [4]	$437 [4]
Ratio of expenses to average net assets[5]	1.06%	1.06%	1.06%	1.06%	1.13% [5]
Ratio of expenses to average net assets prior to fees waived[5]	1.07%	1.09%	1.10%	1.08%	1.13%
Ratio of net investment income to average net assets	0.33%	0.19%	0.40%	0.50%	0.54%
Ratio of net investment income to average net assets prior to fees waived	0.32%	0.16%	0.36%	0.48%	0.54%
Portfolio turnover	45%	32%	26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 1.11%.

Financial highlights

Delaware Ivy Global Growth Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$58.51	$38.85	$44.35	$47.99	$43.64
Income (loss) from investment operations:
Net investment income[1]	0.23	0.16	0.24	0.30	0.20
Net realized and unrealized gain (loss)	1.96	22.35	(5.10)	1.04	7.71
Total from investment operations	2.19	22.51	(4.86)	1.34	7.91
Less dividends and distributions from:
Net investment income	(0.53)	(0.03)	(0.28)	(0.29)	(0.22)
Net realized gain	(3.96)	(2.82)	(0.36)	(4.69)	(3.34)
Total dividends and distributions	(4.49)	(2.85)	(0.64)	(4.98)	(3.56)
Net asset value, end of period	$56.21	$58.51	$38.85	$44.35	$47.99
Total return[2]	3.22%	58.50%	(11.26% )	3.59%	18.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,633	$19 [3]	$16 [3]	$19 [3]	$24 [3]
Ratio of expenses to average net assets[4]	0.91%	0.94%	0.94%	0.92%	0.95%
Ratio of net investment income to average net assets	0.37%	0.31%	0.53%	0.64%	0.42%
Portfolio turnover	45%	32%	26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Global Growth Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$55.69	$37.32	$42.69	$46.41	$42.41
Income (loss) from investment operations:
Net investment loss[1]	(0.15)	(0.21)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	1.78	21.40	(4.93)	1.02	7.39
Total from investment operations	1.63	21.19	(5.01)	0.97	7.32
Less dividends and distributions from:
Net investment income	(0.01)	-	-	-	-
Net realized gain	(3.81)	(2.82)	(0.36)	(4.69)	(3.32)
Total dividends and distributions	(3.82)	(2.82)	(0.36)	(4.69)	(3.32)
Net asset value, end of period	$53.50	$55.69	$37.32	$42.69	$46.41
Total return[2]	2.46%	57.33%	(11.92% )	2.82%	17.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$835	$1 [3]	$1 [3]	$1 [3]	$2 [3]
Ratio of expenses to average net assets[4]	1.66%	1.68%	1.68%	1.67%	1.69%
Ratio of net investment loss to average net assets	(0.25% )	(0.42% )	(0.18% )	(0.10% )	(0.15% )
Portfolio turnover	45%	32%	26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Global Growth Fund

	Year ended
Class Y shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$56.88	$37.95		$43.35	$47.00	$42.86
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	(0.05)		0.08	0.09	0.12
Net realized and unrealized gain (loss)	1.83	21.80		(5.03)	1.04	7.44
Total from investment operations	1.90	21.75		(4.95)	1.13	7.56
Less dividends and distributions from:
Net investment income	(0.19)	-		(0.09)	(0.09)	(0.08)
Net realized gain	(3.96)	(2.82)		(0.36)	(4.69)	(3.34)
Total dividends and distributions	(4.15)	(2.82)		(0.45)	(4.78)	(3.42)
Net asset value, end of period	$54.63	$56.88		$37.95	$43.35	$47.00
Total return[2]	2.85% [3]	57.86%	[3]	(11.63%) [3]	3.17%	17.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,962	$3	[4]	$2 [4]	$5 [4]	$10 [4]
Ratio of expenses to average net assets[5]	1.28%	1.34%		1.36%	1.33%	1.36%
Ratio of expenses to average net assets prior to fees waived[5]	1.32%	1.36%		1.38%	1.33%	1.36%
Ratio of net investment income (loss) to average net assets	0.11%	(0.09%	)	0.19%	0.20%	0.25%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.07%	(0.11%	)	0.17%	0.20%	0.25%
Portfolio turnover	45%	32%		26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy International Core Equity Fund

	Year ended
Class A shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.82	$13.29		$16.75	$19.98	$17.97
Income (loss) from investment operations:
Net investment income[1]	0.18	0.23		0.26	0.35	0.25
Net realized and unrealized gain (loss)	(0.41)	6.48		(3.30)	(2.11)	1.96
Total from investment operations	(0.23)	6.71		(3.04)	(1.76)	2.21
Less dividends and distributions from:
Net investment income	(0.50)	(0.18)		(0.42)	(0.36)	(0.20)
Net realized gain	-	-		-	(1.11)	-
Total dividends and distributions	(0.50)	(0.18)		(0.42)	(1.47)	(0.20)
Net asset value, end of period	$19.09	$19.82		$13.29	$16.75	$19.98
Total return[2]	(1.28%) [3]	50.62%	[3]	(18.72%) [3]	(8.57%) [3]	12.33%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$329,081	$388	[4]	$322 [4]	$568 [4]	$677 [4]
Ratio of expenses to average net assets[5]	1.23%	1.23%		1.25%	1.26% [3]	1.25%
Ratio of expenses to average net assets prior to fees waived[5]	1.36%	1.35%		1.31%	1.27%	1.25%
Ratio of net investment income to average net assets	0.89%	1.33%		1.57%	1.90%	1.27%
Ratio of net investment income to average net assets prior to fees waived	0.76%	1.21%		1.51%	1.89%	1.27%
Portfolio turnover	71%	76%		62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy International Core Equity Fund

	Year ended
Class C shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$17.33	$11.65		$14.75	$17.77	$16.02
Income (loss) from investment operations:
Net investment income[1]	0.04	0.09		0.14	0.20	0.11
Net realized and unrealized gain (loss)	(0.36)	5.68		(2.91)	(1.87)	1.74
Total from investment operations	(0.32)	5.77		(2.77)	(1.67)	1.85
Less dividends and distributions from:
Net investment income	(0.39)	(0.09)		(0.33)	(0.24)	(0.10)
Net realized gain	-	-		-	(1.11)	-
Total dividends and distributions	(0.39)	(0.09)		(0.33)	(1.35)	(0.10)
Net asset value, end of period	$16.62	$17.33		$11.65	$14.75	$17.77
Total return[2]	(1.97%) [3]	49.63%	[3]	(19.30%) [3]	(9.14%) [3]	11.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,987	$67	[4]	$77 [4]	$163 [4]	$240 [4]
Ratio of expenses to average net assets[5]	1.92%	1.92%		1.93%	1.91%	1.93%
Ratio of expenses to average net assets prior to fees waived[5]	2.06%	2.05%		1.99%	1.92%	1.93%
Ratio of net investment income to average net assets	0.23%	0.58%		0.94%	1.24%	0.62%
Ratio of net investment income to average net assets prior to fees waived	0.09%	0.45%		0.88%	1.23%	0.62%
Portfolio turnover	71%	76%		62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy International Core Equity Fund

	Year ended
Class I shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.98	$13.39		$16.86	$20.10	$18.07
Income (loss) from investment operations:
Net investment income[1]	0.28	0.29		0.35	0.42	0.31
Net realized and unrealized gain (loss)	(0.42)	6.55		(3.32)	(2.12)	1.98
Total from investment operations	(0.14)	6.84		(2.97)	(1.70)	2.29
Less dividends and distributions from:
Net investment income	(0.60)	(0.25)		(0.50)	(0.43)	(0.26)
Net realized gain	-	-		-	(1.11)	-
Total dividends and distributions	(0.60)	(0.25)		(0.50)	(1.54)	(0.26)
Net asset value, end of period	$19.24	$19.98		$13.39	$16.86	$20.10
Total return[2]	(0.88%) [3]	51.27%	[3]	(18.30%) [3]	(8.20%) [3]	12.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,024,716	$1,408	[4]	$1,483 [4]	$3,149 [4]	$4,136 [4]
Ratio of expenses to average net assets[5]	0.79%	0.79%		0.79%	0.85%	0.94%
Ratio of expenses to average net assets prior to fees waived[5]	1.02%	1.03%		0.98%	0.95%	0.94%
Ratio of net investment income to average net assets	1.34%	1.72%		2.08%	2.27%	1.59%
Ratio of net investment income to average net assets prior to fees waived	1.11%	1.48%		1.89%	2.17%	1.59%
Portfolio turnover	71%	76%		62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy International Core Equity Fund

	Year ended
Class R6 shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$20.03	$13.43		$16.91	$20.16	$18.13
Income (loss) from investment operations:
Net investment income[1]	0.29	0.29		0.36	0.43	0.30
Net realized and unrealized gain (loss)	(0.42)	6.56		(3.34)	(2.12)	2.02
Total from investment operations	(0.13)	6.85		(2.98)	(1.69)	2.32
Less dividends and distributions from:
Net investment income	(0.60)	(0.25)		(0.50)	(0.45)	(0.29)
Net realized gain	-	-		-	(1.11)	-
Total dividends and distributions	(0.60)	(0.25)		(0.50)	(1.56)	(0.29)
Net asset value, end of period	$19.30	$20.03		$13.43	$16.91	$20.16
Total return[2]	(0.83%) [3]	51.19%	[3]	(18.31%) [3]	(8.12%) [3]	12.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$347,008	$497	[4]	$620 [4]	$1,437 [4]	$1,597 [4]
Ratio of expenses to average net assets[5]	0.79%	0.79%		0.79%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[5]	0.88%	0.88%		0.83%	0.80%	0.79%
Ratio of net investment income to average net assets	1.37%	1.69%		2.09%	2.35%	1.49%
Ratio of net investment income to average net assets prior to fees waived	1.28%	1.60%		2.05%	2.34%	1.49%
Portfolio turnover	71%	76%		62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy International Core Equity Fund

	Year ended
Class R shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.80	$13.29		$16.75	$19.97	$17.96
Income (loss) from investment operations:
Net investment income[1]	0.12	0.17		0.20	0.29	0.17
Net realized and unrealized gain (loss)	(0.41)	6.48		(3.28)	(2.10)	1.99
Total from investment operations	(0.29)	6.65		(3.08)	(1.81)	2.16
Less dividends and distributions from:
Net investment income	(0.44)	(0.14)		(0.38)	(0.30)	(0.15)
Net realized gain	-	-		-	(1.11)	-
Total dividends and distributions	(0.44)	(0.14)		(0.38)	(1.41)	(0.15)
Net asset value, end of period	$19.07	$19.80		$13.29	$16.75	$19.97
Total return[2]	(1.57%) [3]	50.08%	[3]	(18.93%) [3]	(8.82%) [3]	12.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,807	$55	[4]	$47 [4]	$104 [4]	$117 [4]
Ratio of expenses to average net assets[5]	1.53%	1.53%		1.53%	1.53%	1.53%
Ratio of expenses to average net assets prior to fees waived[5]	1.63%	1.62%		1.57%	1.54%	1.53%
Ratio of net investment income to average net assets	0.58%	1.02%		1.21%	1.60%	0.85%
Ratio of net investment income to average net assets prior to fees waived	0.48%	0.93%		1.17%	1.59%	0.85%
Portfolio turnover	71%	76%		62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy International Core Equity Fund

	Year ended
Class Y shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.98	$13.39		$16.87	$20.12	$18.09
Income (loss) from investment operations:
Net investment income[1]	0.21	0.22		0.27	0.37	0.26
Net realized and unrealized gain (loss)	(0.43)	6.56		(3.32)	(2.14)	1.98
Total from investment operations	(0.22)	6.78		(3.05)	(1.77)	2.24
Less dividends and distributions from:
Net investment income	(0.52)	(0.19)		(0.43)	(0.37)	(0.21)
Net realized gain	-	-		-	(1.11)	-
Total dividends and distributions	(0.52)	(0.19)		(0.43)	(1.48)	(0.21)
Net asset value, end of period	$19.24	$19.98		$13.39	$16.87	$20.12
Total return[2]	(1.26%) [3]	50.76%	[3]	(18.65%) [3]	(8.55% )	12.42%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$49,433	$91	[4]	$176 [4]	$377 [4]	$487 [4]
Ratio of expenses to average net assets[5]	1.18%	1.17%		1.18%	1.19% [3]	1.19%
Ratio of expenses to average net assets prior to fees waived[5]	1.28%	1.29%		1.23%	1.19%	1.19%
Ratio of net investment income to average net assets	0.99%	1.33%		1.62%	1.99%	1.32%
Ratio of net investment income to average net assets prior to fees waived	0.89%	1.21%		1.57%	1.99%	1.32%
Portfolio turnover	71%	76%		62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Large Cap Growth Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$29.35	$20.52	$22.73	$22.65	$19.17
Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.07)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain	5.20	10.80	0.85	2.87	4.46
Total from investment operations	5.08	10.73	0.83	2.86	4.45
Less dividends and distributions from:
Net realized gain	(3.32)	(1.90)	(3.04)	(2.78)	(0.97)
Total dividends and distributions	(3.32)	(1.90)	(3.04)	(2.78)	(0.97)
Net asset value, end of period	$31.11	$29.35	$20.52	$22.73	$22.65
Total return[2]	16.52%	52.78%	2.18%	13.65%	23.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,834,191	$2,740 [3]	$1,936 [3]	$2,113 [3]	$1,778 [3]
Ratio of expenses to average net assets[4]	0.94%	0.98%	1.01%	1.04%	1.13%
Ratio of net investment loss to average net assets	(0.36% )	(0.24% )	(0.07% )	(0.04% )	(0.05% )
Portfolio turnover	12%	23%	33%	37%	37%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Large Cap Growth Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$22.15	$15.94	$18.30	$18.87	$16.22
Income (loss) from investment operations:
Net investment loss[1]	(0.30)	(0.22)	(0.17)	(0.15)	(0.15)
Net realized and unrealized gain	3.96	8.33	0.75	2.33	3.77
Total from investment operations	3.66	8.11	0.58	2.18	3.62
Less dividends and distributions from:
Net realized gain	(3.03)	(1.90)	(2.94)	(2.75)	(0.97)
Total dividends and distributions	(3.03)	(1.90)	(2.94)	(2.75)	(0.97)
Net asset value, end of period	$22.78	$22.15	$15.94	$18.30	$18.87
Total return[2]	15.55%	51.46%	1.38%	12.75%	22.59%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$63,666	$69 [3]	$69 [3]	$88 [3]	$84 [3]
Ratio of expenses to average net assets[4]	1.80%	1.82%	1.83%	1.81%	1.86%
Ratio of net investment loss to average net assets	(1.23% )	(1.07% )	(0.89% )	(0.81% )	(0.82% )
Portfolio turnover	12%	23%	33%	37%	37%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Large Cap Growth Fund

	Year ended
Class I shares	3/31/22		3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$31.48		$21.90		$24.09	$23.80		$20.08
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)		0.03		0.06	0.06		0.04
Net realized and unrealized gain	5.56		11.52		0.89	3.03		4.69
Total from investment operations	5.54		11.55		0.95	3.09		4.73
Less dividends and distributions from:
Net investment income	-		(0.01)		(0.07)	-		(0.04)
Net realized gain	(3.41)		(1.96)		(3.07)	(2.80)		(0.97)
Total dividends and distributions	(3.41)		(1.97)		(3.14)	(2.80)		(1.01)
Net asset value, end of period	$33.61		$31.48		$21.90	$24.09		$23.80
Total return[2]	16.87%	[3]	53.25%	[3]	2.51% [3]	13.99%	[3]	23.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,626,992		$2,527	[4]	$1,819 [4]	$1,970	[4]	$1,580 [4]
Ratio of expenses to average net assets[5]	0.64%		0.64%		0.69%	0.73%		0.88%
Ratio of expenses to average net assets prior to fees waived[5]	0.77%		0.79%		0.80%	0.82%		0.88%
Ratio of net investment income (loss) to average net assets	(0.06%	)	0.09%		0.24%	0.27%		0.18%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.19%	)	(0.06%	)	0.13%	0.18%		0.18%
Portfolio turnover	12%		23%		33%	37%		37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Large Cap Growth Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$31.71	$22.05	$24.25	$23.91	$20.18
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.03	0.07	0.08	0.07
Net realized and unrealized gain	5.61	11.61	0.89	3.04	4.72
Total from investment operations	5.59	11.64	0.96	3.12	4.79
Less dividends and distributions from:
Net investment income	-	(0.02)	(0.09)	-	(0.09)
Net realized gain	(3.41)	(1.96)	(3.07)	(2.78)	(0.97)
Total dividends and distributions	(3.41)	(1.98)	(3.16)	(2.78)	(1.06)
Net asset value, end of period	$33.89	$31.71	$22.05	$24.25	$23.91
Total return[2]	16.90%	53.28%	2.54%	14.06%	24.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$166,623	$164 [3]	$107 [3]	$108 [3]	$100 [3]
Ratio of expenses to average net assets[4]	0.64%	0.64%	0.66%	0.66%	0.72%
Ratio of net investment income (loss) to average net assets	(0.06% )	0.10%	0.28%	0.33%	0.30%
Portfolio turnover	12%	23%	33%	37%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Large Cap Growth Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.57	$19.43	$21.69	$21.79	$18.54
Income (loss) from investment operations:
Net investment loss[1]	(0.24)	(0.16)	(0.10)	(0.09)	(0.09)
Net realized and unrealized gain	4.89	10.20	0.82	2.74	4.31
Total from investment operations	4.65	10.04	0.72	2.65	4.22
Less dividends and distributions from:
Net realized gain	(3.13)	(1.90)	(2.98)	(2.75)	(0.97)
Total dividends and distributions	(3.13)	(1.90)	(2.98)	(2.75)	(0.97)
Net asset value, end of period	$29.09	$27.57	$19.43	$21.69	$21.79
Total return[2]	16.07%	52.17%	1.75%	13.22%	23.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,298	$13 [3]	$13 [3]	$18 [3]	$23 [3]
Ratio of expenses to average net assets[4]	1.37%	1.38%	1.40%	1.40%	1.46%
Ratio of net investment loss to average net assets	(0.79% )	(0.63% )	(0.46% )	(0.40% )	(0.42% )
Portfolio turnover	12%	23%	33%	37%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Large Cap Growth Fund

	Year ended
Class Y shares	3/31/22	3/31/21		3/31/20		3/31/19		3/31/18
Net asset value, beginning of period	$30.36	$21.18		$23.37		$23.24		$19.63
Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.07)		(0.02)		(0.01)		-	[2]
Net realized and unrealized gain	5.37	11.15		0.86		2.94		4.58
Total from investment operations	5.24	11.08		0.84		2.93		4.58
Less dividends and distributions from:
Net realized gain	(3.31)	(1.90)		(3.03)		(2.80)		(0.97)
Total dividends and distributions	(3.31)	(1.90)		(3.03)		(2.80)		(0.97)
Net asset value, end of period	$32.29	$30.36		$21.18		$23.37		$23.24
Total return[3]	16.51%	52.78%		2.19%		13.61%		23.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,926	$31	[4]	$26	[4]	$38	[4]	$37	[4]
Ratio of expenses to average net assets[5]	0.95%	0.98%		1.01%		1.05%		1.05%
Ratio of expenses to average net assets prior to fees waived[5]	1.02%	1.04%		1.05%		1.06%		1.11%
Ratio of net investment loss to average net assets	(0.37% )	(0.24%	)	(0.08%	)	(0.05%	)	(0.01%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.44% )	(0.30%	)	(0.12%	)	(0.06%	)	(0.07%	)
Portfolio turnover	12%	23%		33%		37%		37%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Mid Cap Growth Fund

	Year ended
Class A shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$37.42	$22.28		$25.28	$23.99		$20.81
Income (loss) from investment operations:
Net investment loss[1]	(0.29)	(0.23)		(0.15)	(0.13)		(0.11)
Net realized and unrealized gain (loss)	0.11	19.03		(1.42)	3.56		5.11
Total from investment operations	(0.18)	18.80		(1.57)	3.43		5.00
Less dividends and distributions from:
Net realized gain	(4.93)	(3.66)		(1.43)	(2.14)		(1.82)
Total dividends and distributions	(4.93)	(3.66)		(1.43)	(2.14)		(1.82)
Net asset value, end of period	$32.31	$37.42		$22.28	$25.28		$23.99
Total return[2]	(1.90% )	85.37%	[3]	(7.20%) [3]	15.72%	[3]	24.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,158,678	$2,453	[4]	$1,391 [4]	$1,668	[4]	$1,600	[4]
Ratio of expenses to average net assets[5]	1.12%	1.16%		1.20%	1.23%		1.31%	[6]
Ratio of expenses to average net assets prior to fees waived[5]	1.12%	1.17%		1.23%	1.25%		1.31%
Ratio of net investment loss to average net assets	(0.76% )	(0.68%	)	(0.55% )	(0.53%	)	(0.48%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.76% )	(0.69%	)	(0.58% )	(0.55%	)	(0.48%	)
Portfolio turnover	27%	33%		22%	38%		26%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 1.30%.

Financial highlights

Delaware Ivy Mid Cap Growth Fund

	Year ended
Class C shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$29.76	$18.26		$21.02	$20.44		$18.09
Income (loss) from investment operations:
Net investment loss[1]	(0.48)	(0.39)		(0.28)	(0.26)		(0.24)
Net realized and unrealized gain (loss)	0.20	15.51		(1.15)	2.98		4.41
Total from investment operations	(0.28)	15.12		(1.43)	2.72		4.17
Less dividends and distributions from:
Net realized gain	(4.74)	(3.62)		(1.33)	(2.14)		(1.82)
Total dividends and distributions	(4.74)	(3.62)		(1.33)	(2.14)		(1.82)
Net asset value, end of period	$24.74	$29.76		$18.26	$21.02		$20.44
Total return[2]	(2.67% )	83.95%	[3]	(7.88%) [3]	14.90%	[3]	23.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$121,668	$170	[4]	$143 [4]	$207	[4]	$203	[4]
Ratio of expenses to average net assets[5]	1.93%	1.92%		1.95%	1.94%		2.02%
Ratio of expenses to average net assets prior to fees waived[5]	1.93%	1.94%		1.98%	1.96%		2.02%
Ratio of net investment loss to average net assets	(1.57% )	(1.43%	)	(1.30% )	(1.25%	)	(1.20%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.57% )	(1.45%	)	(1.33% )	(1.27%	)	(1.20%	)
Portfolio turnover	27%	33%		22%	38%		26%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Mid Cap Growth Fund

	Year ended
Class I shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$41.48	$24.41		$27.52	$25.83		$22.23
Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.12)		(0.04)	(0.04)		(0.05)
Net realized and unrealized gain (loss)	0.07	20.89		(1.57)	3.87		5.47
Total from investment operations	(0.11)	20.77		(1.61)	3.83		5.42
Less dividends and distributions from:
Net realized gain	(5.05)	(3.70)		(1.50)	(2.14)		(1.82)
Total dividends and distributions	(5.05)	(3.70)		(1.50)	(2.14)		(1.82)
Net asset value, end of period	$36.32	$41.48		$24.41	$27.52		$25.83
Total return[2]	(1.56%) [3]	86.00%	[3]	(6.75%) [3]	16.12%	[3]	24.89%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,577,939	$3,609	[4]	$1,898 [4]	$2,250	[4]	$1,869	[4]
Ratio of expenses to average net assets[5]	0.79%	0.79%		0.79%	0.85%		1.03%
Ratio of expenses to average net assets prior to fees waived[5]	0.95%	0.97%		1.00%	1.00%		1.03%
Ratio of net investment loss to average net assets	(0.43% )	(0.31%	)	(0.15% )	(0.16%	)	(0.20%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.59% )	(0.49%	)	(0.36% )	(0.31%	)	(0.20%	)
Portfolio turnover	27%	33%		22%	38%		26%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Mid Cap Growth Fund

	Year ended
Class R6 shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$41.89	$24.63		$27.76	$26.02		$22.35
Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.13)		(0.04)	(0.03)		(0.01)
Net realized and unrealized gain (loss)	0.07	21.09		(1.59)	3.91		5.50
Total from investment operations	(0.11)	20.96		(1.63)	3.88		5.49
Less dividends and distributions from:
Net realized gain	(5.05)	(3.70)		(1.50)	(2.14)		(1.82)
Total dividends and distributions	(5.05)	(3.70)		(1.50)	(2.14)		(1.82)
Net asset value, end of period	$36.73	$41.89		$24.63	$27.76		$26.02
Total return[2]	(1.54%) [3]	86.00%	[3]	(6.77%) [3]	16.19%	[3]	25.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$980,539	$736	[4]	$256 [4]	$282	[4]	$135	[4]
Ratio of expenses to average net assets[5]	0.79%	0.79%		0.79%	0.80%		0.88%
Ratio of expenses to average net assets prior to fees waived[5]	0.80%	0.82%		0.85%	0.85%		0.88%
Ratio of net investment loss to average net assets	(0.43% )	(0.33%	)	(0.15% )	(0.11%	)	(0.05%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.44% )	(0.36%	)	(0.21% )	(0.16%	)	(0.05%	)
Portfolio turnover	27%	33%		22%	38%		26%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Mid Cap Growth Fund

	Year ended
Class R shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$35.92	$21.54		$24.51	$23.40		$20.40
Income (loss) from investment operations:
Net investment loss[1]	(0.44)	(0.35)		(0.23)	(0.21)		(0.18)
Net realized and unrealized gain (loss)	0.14	18.37		(1.37)	3.46		5.00
Total from investment operations	(0.30)	18.02		(1.60)	3.25		4.82
Less dividends and distributions from:
Net realized gain	(4.81)	(3.64)		(1.37)	(2.14)		(1.82)
Total dividends and distributions	(4.81)	(3.64)		(1.37)	(2.14)		(1.82)
Net asset value, end of period	$30.81	$35.92		$21.54	$24.51		$23.40
Total return[2]	(2.30%) [3]	84.62%	[3]	(7.47%) [3]	15.29%	[3]	24.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$74,908	$88	[4]	$46 [4]	$63	[4]	$50	[4]
Ratio of expenses to average net assets[5]	1.54%	1.55%		1.55%	1.55%		1.63%
Ratio of expenses to average net assets prior to fees waived[5]	1.55%	1.56%		1.58%	1.57%		1.63%
Ratio of net investment loss to average net assets	(1.18% )	(1.07%	)	(0.90% )	(0.86%	)	(0.80%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.19% )	(1.08%	)	(0.93% )	(0.88%	)	(0.80%	)
Portfolio turnover	27%	33%		22%	38%		26%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Mid Cap Growth Fund

	Year ended
Class Y shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$39.57	$23.45		$26.53	$25.06		$21.66
Income (loss) from investment operations:
Net investment loss[1]	(0.31)	(0.24)		(0.15)	(0.13)		(0.10)
Net realized and unrealized gain (loss)	0.09	20.02		(1.50)	3.74		5.32
Total from investment operations	(0.22)	19.78		(1.65)	3.61		5.22
Less dividends and distributions from:
Net realized gain	(4.92)	(3.66)		(1.43)	(2.14)		(1.82)
Total dividends and distributions	(4.92)	(3.66)		(1.43)	(2.14)		(1.82)
Net asset value, end of period	$34.43	$39.57		$23.45	$26.53		$25.06
Total return[2]	(1.89%) [3]	85.29%	[3]	(7.14%) [3]	15.72%	[3]	24.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$284,480	$363	[4]	$215 [4]	$295	[4]	$259	[4]
Ratio of expenses to average net assets[5]	1.13%	1.16%		1.20%	1.21%		1.27%
Ratio of expenses to average net assets prior to fees waived[5]	1.19%	1.21%		1.24%	1.23%		1.27%
Ratio of net investment loss to average net assets	(0.77% )	(0.68%	)	(0.55% )	(0.51%	)	(0.44%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.83% )	(0.73%	)	(0.59% )	(0.53%	)	(0.44%	)
Portfolio turnover	27%	33%		22%	38%		26%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Mid Cap Income Opportunities Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.38	$10.98	$13.98	$13.76	$12.68
Income (loss) from investment operations:
Net investment income[1]	0.18	0.21	0.25	0.21	0.18
Net realized and unrealized gain (loss)	0.89	7.40	(2.96)	0.51	1.08
Total from investment operations	1.07	7.61	(2.71)	0.72	1.26
Less dividends and distributions from:
Net investment income	(0.18)	(0.21)	(0.24)	(0.20)	(0.18)
Net realized gain	(0.46)	-	(0.05)	(0.30)	-
Total dividends and distributions	(0.64)	(0.21)	(0.29)	(0.50)	(0.18)
Net asset value, end of period	$18.81	$18.38	$10.98	$13.98	$13.76
Total return[2]	5.71%	69.70%	(19.84% )	5.37%	9.98%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$188,631	$178 [3]	$111 [3]	$135 [3]	$103 [3]
Ratio of expenses to average net assets[4]	1.21%	1.24%	1.27%	1.35%	1.35%
Ratio of expenses to average net assets prior to fees waived[4]	1.26%	1.31%	1.34%	1.37%	1.40%
Ratio of net investment income to average net assets	0.95%	1.42%	1.70%	1.51%	1.34%
Ratio of net investment income to average net assets prior to fees waived	0.90%	1.35%	1.63%	1.49%	1.29%
Portfolio turnover	20%	23%	25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.30	$10.93	$13.92	$13.70	$12.62
Income (loss) from investment operations:
Net investment income[1]	0.04	0.10	0.14	0.11	0.08
Net realized and unrealized gain (loss)	0.87	7.37	(2.95)	0.51	1.08
Total from investment operations	0.91	7.47	(2.81)	0.62	1.16
Less dividends and distributions from:
Net investment income	(0.04)	(0.10)	(0.13)	(0.10)	(0.08)
Net realized gain	(0.46)	-	(0.05)	(0.30)	-
Total dividends and distributions	(0.50)	(0.10)	(0.18)	(0.40)	(0.08)
Net asset value, end of period	$18.71	$18.30	$10.93	$13.92	$13.70
Total return[2]	4.85%	68.61%	(20.50% )	4.58%	9.30%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,245	$24 [3]	$15 [3]	$17 [3]	$11 [3]
Ratio of expenses to average net assets[4]	1.96%	2.00%	2.02%	2.07%	2.07%
Ratio of expenses to average net assets prior to fees waived[4]	2.01%	2.07%	2.09%	2.12%	2.17%
Ratio of net investment income to average net assets	0.21%	0.66%	0.95%	0.79%	0.63%
Ratio of net investment income to average net assets prior to fees waived	0.16%	0.59%	0.88%	0.74%	0.53%
Portfolio turnover	20%	23%	25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Mid Cap Income Opportunities Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.42	$10.99	$14.00	$13.78	$12.70
Income (loss) from investment operations:
Net investment income[1]	0.26	0.27	0.31	0.25	0.21
Net realized and unrealized gain (loss)	0.88	7.43	(2.97)	0.51	1.09
Total from investment operations	1.14	7.70	(2.66)	0.76	1.30
Less dividends and distributions from:
Net investment income	(0.26)	(0.27)	(0.30)	(0.24)	(0.22)
Net realized gain	(0.46)	-	(0.05)	(0.30)	-
Total dividends and distributions	(0.72)	(0.27)	(0.35)	(0.54)	(0.22)
Net asset value, end of period	$18.84	$18.42	$10.99	$14.00	$13.78
Total return[2]	6.05%	70.58%	(19.53% )	5.67%	10.30%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,399,865	$1,224 [3]	$401 [3]	$431 [3]	$166 [3]
Ratio of expenses to average net assets[4]	0.83%	0.83%	0.83%	1.05%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.07%	1.06%	1.08%	1.09%	1.12%
Ratio of net investment income to average net assets	1.34%	1.78%	2.13%	1.81%	1.62%
Ratio of net investment income to average net assets prior to fees waived	1.10%	1.55%	1.88%	1.77%	1.55%
Portfolio turnover	20%	23%	25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund

	Year ended
Class R6 shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.42	$10.99		$14.01	$13.78	$12.70
Income (loss) from investment operations:
Net investment income[1]	0.26	0.27		0.32	0.27	0.23
Net realized and unrealized gain (loss)	0.88	7.43		(2.98)	0.52	1.09
Total from investment operations	1.14	7.70		(2.66)	0.79	1.32
Less dividends and distributions from:
Net investment income	(0.26)	(0.27)		(0.31)	(0.26)	(0.24)
Net realized gain	(0.46)	-		(0.05)	(0.30)	-
Total dividends and distributions	(0.72)	(0.27)		(0.36)	(0.56)	(0.24)
Net asset value, end of period	$18.84	$18.42		$10.99	$14.01	$13.78
Total return[2]	6.05% [3]	70.58%	[3]	(19.57%) [3]	5.85%	10.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,720	$103	[4]	$65 [4]	$60 [4]	$48 [4]
Ratio of expenses to average net assets[5]	0.83%	0.83%		0.83%	0.94%	0.95%
Ratio of expenses to average net assets prior to fees waived[5]	0.89%	0.92%		0.93%	0.94%	0.95%
Ratio of net investment income to average net assets	1.34%	1.80%		2.15%	1.92%	1.70%
Ratio of net investment income to average net assets prior to fees waived	1.28%	1.71%		2.05%	1.92%	1.70%
Portfolio turnover	20%	23%		25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Mid Cap Income Opportunities Fund

	Year ended
Class R shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.35	$10.96		$13.96	$13.74	$12.65
Income (loss) from investment operations:
Net investment income[1]	0.12	0.16		0.20	0.17	0.13
Net realized and unrealized gain (loss)	0.87	7.39		(2.96)	0.51	1.09
Total from investment operations	0.99	7.55		(2.76)	0.68	1.22
Less dividends and distributions from:
Net investment income	(0.11)	(0.16)		(0.19)	(0.16)	(0.13)
Net realized gain	(0.46)	-		(0.05)	(0.30)	-
Total dividends and distributions	(0.57)	(0.16)		(0.24)	(0.46)	(0.13)
Net asset value, end of period	$18.77	$18.35		$10.96	$13.96	$13.74
Total return[2]	5.28% [3]	69.22%	[3]	(20.15%) [3]	5.05%	9.66%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,205	$1	[4]	$3 [4]	$3 [4]	$3 [4]
Ratio of expenses to average net assets[5]	1.58%	1.58%		1.59%	1.67%	1.68%
Ratio of expenses to average net assets prior to fees waived[5]	1.63%	1.64%		1.66%	1.67%	1.68%
Ratio of net investment income to average net assets	0.60%	1.16%		1.38%	1.19%	1.00%
Ratio of net investment income to average net assets prior to fees waived	0.55%	1.10%		1.31%	1.19%	1.00%
Portfolio turnover	20%	23%		25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund

	Year ended
Class Y shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.39	$10.98		$13.98	$13.76	$12.68
Income (loss) from investment operations:
Net investment income[1]	0.18	0.21		0.25	0.22	0.18
Net realized and unrealized gain (loss)	0.88	7.41		(2.96)	0.50	1.08
Total from investment operations	1.06	7.62		(2.71)	0.72	1.26
Less dividends and distributions from:
Net investment income	(0.18)	(0.21)		(0.24)	(0.20)	(0.18)
Net realized gain	(0.46)	-		(0.05)	(0.30)	-
Total dividends and distributions	(0.64)	(0.21)		(0.29)	(0.50)	(0.18)
Net asset value, end of period	$18.81	$18.39		$10.98	$13.98	$13.76
Total return[2]	5.63% [3]	69.84%	[3]	(19.89%) [3]	5.45%	9.99%	[3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,888	$38	[4]	$13 [4]	$14 [4]	$6	[4]
Ratio of expenses to average net assets[5]	1.22%	1.24%		1.26%	1.33%	1.35%
Ratio of expenses to average net assets prior to fees waived[5]	1.30%	1.31%		1.33%	1.33%	1.36%
Ratio of net investment income to average net assets	0.92%	1.40%		1.71%	1.54%	1.33%
Ratio of net investment income to average net assets prior to fees waived	0.84%	1.33%		1.64%	1.54%	1.32%
Portfolio turnover	20%	23%		25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Science and Technology Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$92.04	$59.85	$65.00	$65.33	$56.65
Income (loss) from investment operations:
Net investment loss[1]	(0.66)	(0.55)	(0.38)	(0.30)	(0.36)
Net realized and unrealized gain	2.73	40.68	3.45	7.42	13.46
Total from investment operations	2.07	40.13	3.07	7.12	13.10
Less dividends and distributions from:
Net realized gain	(30.63)	(7.94)	(8.22)	(7.45)	(4.42)
Total dividends and distributions	(30.63)	(7.94)	(8.22)	(7.45)	(4.42)
Net asset value, end of period	$63.48	$92.04	$59.85	$65.00	$65.33
Total return[2]	(0.21% )	67.65%	2.98%	12.63%	23.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,958,005	$5,696 [3]	$3,626 [3]	$3,956 [3]	$4,018 [3]
Ratio of expenses to average net assets[4]	1.13%	1.14%	1.18%	1.20%	1.22%
Ratio of net investment loss to average net assets	(0.76% )	(0.66% )	(0.54% )	(0.45% )	(0.56% )
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Science and Technology Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$72.44	$48.52	$54.26	$56.20	$49.39
Income (loss) from investment operations:
Net investment loss[1]	(1.04)	(0.95)	(0.76)	(0.67)	(0.76)
Net realized and unrealized gain	2.62	32.81	3.07	6.18	11.74
Total from investment operations	1.58	31.86	2.31	5.51	10.98
Less dividends and distributions from:
Net realized gain	(30.27)	(7.94)	(8.05)	(7.45)	(4.17)
Total dividends and distributions	(30.27)	(7.94)	(8.05)	(7.45)	(4.17)
Net asset value, end of period	$43.75	$72.44	$48.52	$54.26	$56.20
Total return[2]	(1.00% )	66.37%	2.17%	11.79%	22.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$237,610	$413 [3]	$407 [3]	$532 [3]	$608 [3]
Ratio of expenses to average net assets[4]	1.92%	1.92%	1.95%	1.94%	1.98%
Ratio of net investment loss to average net assets	(1.56% )	(1.45% )	(1.31% )	(1.18% )	(1.38% )
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Science and Technology Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$105.32	$67.65	$72.51	$71.85	$61.88
Income (loss) from investment operations:
Net investment loss[1]	(0.60)	(0.45)	(0.27)	(0.17)	(0.26)
Net realized and unrealized gain	2.83	46.06	3.71	8.28	14.77
Total from investment operations	2.23	45.61	3.44	8.11	14.51
Less dividends and distributions from:
Net realized gain	(30.87)	(7.94)	(8.30)	(7.45)	(4.54)
Total dividends and distributions	(30.87)	(7.94)	(8.30)	(7.45)	(4.54)
Net asset value, end of period	$76.68	$105.32	$67.65	$72.51	$71.85
Total return[2]	(0.04% )	67.96%	3.17%	12.88%	23.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,354,813	$2,878 [3]	$1,938 [3]	$2,203 [3]	$2,235 [3]
Ratio of expenses to average net assets[4]	0.96%	0.96%	0.98%	0.98%	1.00%
Ratio of net investment loss to average net assets	(0.59% )	(0.48% )	(0.34% )	(0.23% )	(0.37% )
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Science and Technology Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$106.48	$68.24	$73.03	$72.20	$62.13
Income (loss) from investment operations:
Net investment loss[1]	(0.45)	(0.32)	(0.15)	(0.04)	(0.17)
Net realized and unrealized gain	2.84	46.50	3.75	8.32	14.85
Total from investment operations	2.39	46.18	3.60	8.28	14.68
Less dividends and distributions from:
Net realized gain	(31.12)	(7.94)	(8.39)	(7.45)	(4.61)
Total dividends and distributions	(31.12)	(7.94)	(8.39)	(7.45)	(4.61)
Net asset value, end of period	$77.75	$106.48	$68.24	$73.03	$72.20
Total return[2]	0.10%	68.22%	3.34%	13.07%	23.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$173,276	$192 [3]	$96 [3]	$101 [3]	$73 [3]
Ratio of expenses to average net assets[4]	0.81%	0.81%	0.83%	0.82%	0.85%
Ratio of net investment loss to average net assets	(0.44% )	(0.33% )	(0.20% )	(0.05% )	(0.24% )
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Science and Technology Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$87.86	$57.58	$62.89	$63.68	$55.38
Income (loss) from investment operations:
Net investment loss [1]	(0.97)	(0.85)	(0.63)	(0.52)	(0.61)
Net realized and unrealized gain	2.69	39.07	3.37	7.18	13.18
Total from investment operations	1.72	38.22	2.74	6.66	12.57
Less dividends and distributions from:
Net realized gain	(30.37)	(7.94)	(8.05)	(7.45)	(4.27)
Total dividends and distributions	(30.37)	(7.94)	(8.05)	(7.45)	(4.27)
Net asset value, end of period	$59.21	$87.86	$57.58	$62.89	$63.68
Total return[2]	(0.63% )	66.99%	2.57%	12.23%	22.91%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$120,945	$151 [3]	$110 [3]	$127 [3]	$129 [3]
Ratio of expenses to average net assets[4]	1.55%	1.55%	1.57%	1.56%	1.58%
Ratio of net investment loss to average net assets	(1.18% )	(1.08% )	(0.93% )	(0.81% )	(0.98% )
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Science and Technology Fund

	Year ended
Class Y shares	3/31/22		3/31/21		3/31/20		3/31/19		3/31/18
Net asset value, beginning of period	$98.99		$64.00		$69.01		$68.90		$59.54
Income (loss) from investment operations:
Net investment loss[1]	(0.74)		(0.58)		(0.40)		(0.31)		(0.43)
Net realized and unrealized gain	2.79		43.51		3.60		7.87		14.21
Total from investment operations	2.05		42.93		3.20		7.56		13.78
Less dividends and distributions from:
Net realized gain	(30.62)		(7.94)		(8.21)		(7.45)		(4.42)
Total dividends and distributions	(30.62)		(7.94)		(8.21)		(7.45)		(4.42)
Net asset value, end of period	$70.42		$98.99		$64.00		$69.01		$68.90
Total return[2]	(0.22%)	[3]	67.64%	[3]	2.98%	[3]	12.64%		23.33%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$351,136		$455	[4]	$340	[4]	$442	[4]	$554	[4]
Ratio of expenses to average net assets[5]	1.14%		1.14%		1.18%		1.20%		1.24%	[6]
Ratio of expenses to average net assets prior to fees waived[5]	1.20%		1.20%		1.22%		1.21%		1.24%
Ratio of net investment loss to average net assets	(0.78%	)	(0.66%	)	(0.54%	)	(0.44%	)	(0.64%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.84%	)	(0.72%	)	(0.58%	)	(0.45%	)	(0.64%	)
Portfolio turnover	53%		9%		23%		14%		22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 1.22%.

Delaware Ivy Smid Cap Core Fund

	Year ended
Class A shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$22.43	$12.88		$16.87	$18.29		$17.66
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.06)		(0.04)	(0.09)		(0.04)
Net realized and unrealized gain (loss)	(0.18)	9.61		(3.83)	1.04		1.09
Total from investment operations	(0.22)	9.55		(3.87)	0.95		1.05
Less dividends and distributions from:
Net realized gain	(3.78)	-		(0.12)	(2.37)		(0.42)
Total dividends and distributions	(3.78)	-		(0.12)	(2.37)		(0.42)
Net asset value, end of period	$18.43	$22.43		$12.88	$16.87		$18.29
Total return[2]	(1.21%) [3]	74.15%	[3]	(23.13%) [3]	6.30%	[3]	5.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$151,380	$176	[4]	$114 [4]	$174	[4]	$186	[4]
Ratio of expenses to average net assets[5]	1.33%	1.37%		1.38%	1.40%		1.46%
Ratio of expenses to average net assets prior to fees waived[5]	1.36%	1.41%		1.41%	1.42%		1.46%
Ratio of net investment loss to average net assets	(0.19% )	(0.37%	)	(0.24% )	(0.48%	)	(0.24%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.22% )	(0.41%	)	(0.27% )	(0.50%	)	(0.24%	)
Portfolio turnover	122%	127%		138%	119%		119%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Smid Cap Core Fund

	Year ended
Class C shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$18.75	$10.85		$14.32	$15.81		$15.39
Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.15)		(0.14)	(0.19)		(0.16)
Net realized and unrealized gain (loss)	(0.14)	8.05		(3.21)	0.89		0.97
Total from investment operations	(0.31)	7.90		(3.35)	0.70		0.81
Less dividends and distributions from:
Net realized gain	(3.60)	-		(0.12)	(2.19)		(0.39)
Total dividends and distributions	(3.60)	-		(0.12)	(2.19)		(0.39)
Net asset value, end of period	$14.84	$18.75		$10.85	$14.32		$15.81
Total return[2]	(1.93%) [3]	72.81%	[3]	(23.62%) [3]	5.59%	[3]	5.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,505	$22	[4]	$20 [4]	$35	[4]	$33	[4]
Ratio of expenses to average net assets[5]	2.07%	2.09%		2.10%	2.07%		2.14%
Ratio of expenses to average net assets prior to fees waived[5]	2.10%	2.12%		2.12%	2.09%		2.14%
Ratio of net investment loss to average net assets	(0.94% )	(1.07%	)	(0.96% )	(1.15%	)	(0.97%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.97% )	(1.10%	)	(0.98% )	(1.17%	)	(0.97%	)
Portfolio turnover	122%	127%		138%	119%		119%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Smid Cap Core Fund

	Year ended
Class I shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$24.68	$14.10		$18.40	$19.79		$19.03
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.02		0.05	(0.01)		-	[2]
Net realized and unrealized gain (loss)	(0.21)	10.56		(4.19)	1.13		1.20
Total from investment operations	(0.15)	10.58		(4.14)	1.12		1.20
Less dividends and distributions from:
Net investment income	-	-		(0.02)	-		-
Net realized gain	(3.93)	-		(0.14)	(2.51)		(0.44)
Total dividends and distributions	(3.93)	-		(0.16)	(2.51)		(0.44)
Net asset value, end of period	$20.60	$24.68		$14.10	$18.40		$19.79
Total return[3]	(0.79%) [4]	75.04%	[4]	(22.74%) [4]	6.79%	[4]	6.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$316,727	$451	[5]	$304 [5]	$393	[5]	$333	[5]
Ratio of expenses to average net assets[6]	0.89%	0.89%		0.89%	0.95%		1.10%
Ratio of expenses to average net assets prior to fees waived[6]	1.07%	1.09%		1.10%	1.09%		1.10%
Ratio of net investment income (loss) to average net assets	0.25%	0.11%		0.25%	(0.03%	)	(0.02%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.07%	(0.09%	)	0.04%	(0.17%	)	(0.02%	)
Portfolio turnover	122%	127%		138%	119%		119%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Smid Cap Core Fund

	Year ended
Class R6 shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$24.88	$14.22		$18.55	$19.96		$19.17
Income (loss) from investment operations:
Net investment income[1]	0.06	0.02		0.05	0.01		0.03
Net realized and unrealized gain (loss)	(0.21)	10.64		(4.22)	1.13		1.21
Total from investment operations	(0.15)	10.66		(4.17)	1.14		1.24
Less dividends and distributions from:
Net investment income	-	-		(0.02)	-		-
Net realized gain	(3.93)	-		(0.14)	(2.55)		(0.45)
Total dividends and distributions	(3.93)	-		(0.16)	(2.55)		(0.45)
Net asset value, end of period	$20.80	$24.88		$14.22	$18.55		$19.96
Total return[2]	(0.79%) [3]	74.96%	[3]	(22.72%) [3]	6.87%	[3]	6.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82,144	$77	[4]	$59 [4]	$77	[4]	$43 [4]
Ratio of expenses to average net assets[5]	0.89%	0.89%		0.89%	0.90%		0.94%
Ratio of expenses to average net assets prior to fees waived[5]	0.94%	0.95%		0.95%	0.94%		0.94%
Ratio of net investment income to average net assets	0.25%	0.11%		0.24%	0.04%		0.16%
Ratio of net investment income to average net assets prior to fees waived	0.20%	0.05%		0.18%	0.04%		0.16%
Portfolio turnover	122%	127%		138%	119%		119%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Smid Cap Core Fund

	Year ended
Class R shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$22.20	$12.78		$16.78	$18.18		$17.58
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.11)		(0.09)	(0.13)		(0.11)
Net realized and unrealized gain (loss)	(0.19)	9.53		(3.79)	1.03		1.12
Total from investment operations	(0.30)	9.42		(3.88)	0.90		1.01
Less dividends and distributions from:
Net investment income	-	-		-	-		-
Net realized gain	(3.68)	-		(0.12)	(2.30)		(0.41)
Total dividends and distributions	(3.68)	-		(0.12)	(2.30)		(0.41)
Net asset value, end of period	$18.22	$22.20		$12.78	$16.78		$18.18
Total return[2]	(1.57%) [3]	73.71%	[3]	(23.32%) [3]	6.04%	[3]	5.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,950	$25	[4]	$15 [4]	$16	[4]	$11	[4]
Ratio of expenses to average net assets[5]	1.64%	1.64%		1.65%	1.65%		1.68%
Ratio of expenses to average net assets prior to fees waived[5]	1.67%	1.67%		1.67%	1.67%		1.68%
Ratio of net investment loss to average net assets	(0.50% )	(0.64%	)	(0.52% )	(0.73%	)	(0.62%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.53% )	(0.67%	)	(0.54% )	(0.75%	)	(0.62%	)
Portfolio turnover	122%	127%		138%	119%		119%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Smid Cap Core Fund

	Year ended
Class Y shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$23.73	$13.62		$17.81	$19.20		$18.51
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.05)		(0.03)	(0.08)		(0.03)
Net realized and unrealized gain (loss)	(0.19)	10.16		(4.04)	1.10		1.15
Total from investment operations	(0.23)	10.11		(4.07)	1.02		1.12
Less dividends and distributions from:
Net realized gain	(3.79)	-		(0.12)	(2.41)		(0.43)
Total dividends and distributions	(3.79)	-		(0.12)	(2.41)		(0.43)
Net asset value, end of period	$19.71	$23.73		$13.62	$17.81		$19.20
Total return[2]	(1.19%) [3]	74.23%	[3]	(23.08%) [3]	6.45%	[3]	6.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,110	$9	[4]	$7 [4]	$16	[4]	$18	[4]
Ratio of expenses to average net assets[5]	1.30%	1.30%		1.32%	1.31%		1.36%
Ratio of expenses to average net assets prior to fees waived[5]	1.33%	1.34%		1.35%	1.33%		1.36%
Ratio of net investment loss to average net assets	(0.17% )	(0.28%	)	(0.19% )	(0.41%	)	(0.16%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.20% )	(0.32%	)	(0.22% )	(0.43%	)	(0.16%	)
Portfolio turnover	122%	127%		138%	119%		119%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Small Cap Growth Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$22.28	$13.27	$17.19	$18.63	$17.23
Income (loss) from investment operations:
Net investment loss[1]	(0.16)	(0.18)	(0.15)	(0.15)	(0.15)
Net realized and unrealized gain (loss)	(1.56)	11.15	(2.59)	1.44	3.56
Total from investment operations	(1.72)	10.97	(2.74)	1.29	3.41
Less dividends and distributions from:
Net investment income	(0.19)	-	-	-	-
Net realized gain	(5.90)	(1.96)	(1.18)	(2.73)	(2.01)
Total dividends and distributions	(6.09)	(1.96)	(1.18)	(2.73)	(2.01)
Net asset value, end of period	$14.47	$22.28	$13.27	$17.19	$18.63
Total return[2]	(8.23% )	84.34%	(17.35% )	7.76%	20.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,030,905	$1,318 [3]	$788 [3]	$1,099 [3]	$1,026 [3]
Ratio of expenses to average net assets[4]	1.24%	1.26%	1.31%	1.32%	1.35%
Ratio of net investment loss to average net assets	(0.81% )	(0.93% )	(0.87% )	(0.84% )	(0.80% )
Portfolio turnover	40%	57%	40%	42%	43%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Small Cap Growth Fund

	Year ended
Class C shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$15.96	$9.92		$13.23	$14.97		$14.28
Income (loss) from investment operations:
Net investment loss[1]	(0.22)	(0.24)		(0.21)	(0.23)		(0.24)
Net realized and unrealized gain (loss)	(1.07)	8.24		(1.92)	1.14		2.92
Total from investment operations	(1.29)	8.00		(2.13)	0.91		2.68
Less dividends and distributions from:
Net investment income	(0.11)	-		-	-		-
Net realized gain	(5.90)	(1.96)		(1.18)	(2.65)		(1.99)
Total dividends and distributions	(6.01)	(1.96)		(1.18)	(2.65)		(1.99)
Net asset value, end of period	$8.66	$15.96		$9.92	$13.23		$14.97
Total return[2]	(8.89%) [3]	82.81%		(17.94%) [3]	6.99%		19.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,063	$57	[4]	$51 [4]	$88	[4]	$99	[4]
Ratio of expenses to average net assets[5]	2.04%	2.04%		2.05%	2.05%		2.06%
Ratio of expenses to average net assets prior to fees waived[5]	2.11%	2.04%		2.09%	2.06%		2.06%
Ratio of net investment loss to average net assets	(1.62% )	(1.69%	)	(1.62% )	(1.56%	)	(1.57%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.69% )	(1.69%	)	(1.66% )	(1.57%	)	(1.57%	)
Portfolio turnover	40%	57%		40%	42%		43%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Small Cap Growth Fund

	Year ended
Class I shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$32.06	$18.51		$23.43	$24.36		$21.96
Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.15)		(0.11)	(0.11)		(0.12)
Net realized and unrealized gain (loss)	(2.28)	15.66		(3.63)	1.93		4.58
Total from investment operations	(2.42)	15.51		(3.74)	1.82		4.46
Less dividends and distributions from:
Net investment income	(0.26)	-		-	-		-
Net realized gain	(5.90)	(1.96)		(1.18)	(2.75)		(2.06)
Total dividends and distributions	(6.16)	(1.96)		(1.18)	(2.75)		(2.06)
Net asset value, end of period	$23.48	$32.06		$18.51	$23.43		$24.36
Total return[2]	(7.88%) [3]	85.00%	[3]	(16.99%) [3]	8.14%	[3]	21.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$904,112	$1,216	[4]	$778 [4]	$1,034	[4]	$717	[4]
Ratio of expenses to average net assets[5]	0.89%	0.89%		0.89%	0.94%		1.07%
Ratio of expenses to average net assets prior to fees waived[5]	1.02%	1.03%		1.04%	1.04%		1.07%
Ratio of net investment loss to average net assets	(0.46% )	(0.55%	)	(0.46% )	(0.47%	)	(0.53%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.59% )	(0.69%	)	(0.61% )	(0.57%	)	(0.53%	)
Portfolio turnover	40%	57%		40%	42%		43%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Small Cap Growth Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$32.30	$18.63	$23.58	$24.49	$22.06
Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.15)	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	(2.30)	15.78	(3.67)	1.96	4.60
Total from investment operations	(2.43)	15.63	(3.77)	1.86	4.51
Less dividends and distributions from:
Net investment income	(0.27)	-	-	-	-
Net realized gain	(5.90)	(1.96)	(1.18)	(2.77)	(2.08)
Total dividends and distributions	(6.17)	(1.96)	(1.18)	(2.77)	(2.08)
Net asset value, end of period	$23.70	$32.30	$18.63	$23.58	$24.49
Total return[2]	(7.88% )	85.10%	(17.01% )	8.19%	21.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$209,855	$252 [3]	$161 [3]	$155 [3]	$110 [3]
Ratio of expenses to average net assets[4]	0.87%	0.87%	0.89%	0.89%	0.91%
Ratio of net investment loss to average net assets	(0.44% )	(0.54% )	(0.44% )	(0.42% )	(0.38% )
Portfolio turnover	40%	57%	40%	42%	43%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Small Cap Growth Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$21.50	$12.89	$16.78	$18.27	$16.97
Income (loss) from investment operations:
Net investment loss[1]	(0.23)	(0.24)	(0.20)	(0.20)	(0.20)
Net realized and unrealized gain (loss)	(1.49)	10.81	(2.51)	1.41	3.49
Total from investment operations	(1.72)	10.57	(2.71)	1.21	3.29
Less dividends and distributions from:
Net investment income	(0.13)	-	-	-	-
Net realized gain	(5.90)	(1.96)	(1.18)	(2.70)	(1.99)
Total dividends and distributions	(6.03)	(1.96)	(1.18)	(2.70)	(1.99)
Net asset value, end of period	$13.75	$21.50	$12.89	$16.78	$18.27
Total return[2]	(8.57% )	83.70%	(17.60% )	7.42%	20.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,050	$70 [3]	$43 [3]	$66 [3]	$57 [3]
Ratio of expenses to average net assets[4]	1.61%	1.62%	1.63%	1.62%	1.66%
Ratio of net investment loss to average net assets	(1.19% )	(1.29% )	(1.19% )	(1.14% )	(1.11% )
Portfolio turnover	40%	57%	40%	42%	43%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Small Cap Growth Fund

	Year ended
Class Y shares	3/31/22	3/31/21		3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$29.47	$17.17		$21.90	$23.00		$20.85
Income (loss) from investment operations:
Net investment loss[1]	(0.22)	(0.23)		(0.18)	(0.18)		(0.17)
Net realized and unrealized gain (loss)	(2.08)	14.49		(3.37)	1.82		4.34
Total from investment operations	(2.30)	14.26		(3.55)	1.64		4.17
Less dividends and distributions from:
Net investment income	(0.17)	-		-	-		-
Net realized gain	(5.90)	(1.96)		(1.18)	(2.74)		(2.02)
Total dividends and distributions	(6.07)	(1.96)		(1.18)	(2.74)		(2.02)
Net asset value, end of period	$21.10	$29.47		$17.17	$21.90		$23.00
Total return[2]	(8.19%) [3]	84.34%		(17.36% )	7.83%		20.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,698	$135	[4]	$91 [4]	$141	[4]	$141	[4]
Ratio of expenses to average net assets[5]	1.23%	1.26%		1.28%	1.27%		1.31%
Ratio of expenses to average net assets prior to fees waived[5]	1.26%	1.26%		1.28%	1.27%		1.31%
Ratio of net investment loss to average net assets	(0.81% )	(0.93%	)	(0.84% )	(0.79%	)	(0.77%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.84% )	(0.93%	)	(0.84% )	(0.79%	)	(0.77%	)
Portfolio turnover	40%	57%		40%	42%		43%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Ivy Value Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.18	$16.79	$22.61	$23.27	$22.69
Income (loss) from investment operations:
Net investment income[1]	0.31	0.29	0.41	0.28	0.16
Net realized and unrealized gain (loss)	4.14	9.86	(3.98)	0.50	1.23
Total from investment operations	4.45	10.15	(3.57)	0.78	1.39
Less dividends and distributions from:
Net investment income	(0.44)	(0.29)	(0.33)	(0.20)	(0.26)
Net realized gain	(2.57)	(0.47)	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(3.01)	(0.76)	(2.25)	(1.44)	(0.81)
Net asset value, end of period	$27.62	$26.18	$16.79	$22.61	$23.27
Total return[2]	17.35%	61.22% [3]	(18.67% )	3.69%	6.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$405,826	$359 [4]	$251 [4]	$354 [4]	$398 [4]
Ratio of expenses to average net assets[5]	1.09%	1.19%	1.21%	1.21%	1.23% [3]
Ratio of expenses to average net assets prior to fees waived[5]	1.09%	1.20%	1.21%	1.21%	1.21%
Ratio of net investment income to average net assets	1.07%	1.36%	1.68%	1.21%	0.65%
Ratio of net investment income to average net assets prior to fees waived	1.07%	1.35%	1.68%	1.21%	0.65%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Ivy Value Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.95	$16.02	$21.69	$22.40	$21.92
Income (loss) from investment operations:
Net investment income[1]	0.05	0.13	0.22	0.13	0.15
Net realized and unrealized gain (loss)	3.95	9.39	(3.79)	0.45	1.04
Total from investment operations	4.00	9.52	(3.57)	0.58	1.19
Less dividends and distributions from:
Net investment income	(0.19)	(0.12)	(0.18)	(0.05)	(0.16)
Net realized gain	(2.57)	(0.47)	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(2.76)	(0.59)	(2.10)	(1.29)	(0.71)
Net asset value, end of period	$26.19	$24.95	$16.02	$21.69	$22.40
Total return[2]	16.32%	59.94%	(19.29% )	2.94%	5.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,611	$7 [3]	$8 [3]	$14 [3]	$18 [3]
Ratio of expenses to average net assets[4]	1.97%	1.99%	1.99%	1.94%	1.95% [5]
Ratio of net investment income to average net assets	0.18%	0.65%	0.94%	0.59%	0.68%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 2.23%.

Delaware Ivy Value Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.31	$16.88	$22.72	$23.38	$22.80
Income (loss) from investment operations:
Net investment income[1]	0.37	0.35	0.47	0.36	0.24
Net realized and unrealized gain (loss)	4.17	9.91	(4.00)	0.50	1.22
Total from investment operations	4.54	10.26	(3.53)	0.86	1.46
Less dividends and distributions from:
Net investment income	(0.50)	(0.36)	(0.39)	(0.28)	(0.33)
Net realized gain	(2.57)	(0.47)	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(3.07)	(0.83)	(2.31)	(1.52)	(0.88)
Net asset value, end of period	$27.78	$26.31	$16.88	$22.72	$23.38
Total return[2]	17.61%	61.66% [3]	(18.40% )	3.95%	6.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$938,672	$829 [4]	$522 [4]	$579 [4]	$600	[4]
Ratio of expenses to average net assets[5]	0.88%	0.91%	0.92%	0.91%	0.94%	[6]
Ratio of expenses to average net assets prior to fees waived[5]	0.88%	0.92%	0.92%	0.91%	0.94%	[6]
Ratio of net investment income to average net assets	1.28%	1.62%	1.94%	1.51%	1.01%
Ratio of net investment income to average net assets prior to fees waived	1.28%	1.61%	1.94%	1.51%	1.01%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 0.92%.

Financial highlights

Delaware Ivy Value Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.40	$16.94	$22.80	$23.45	$22.86
Income (loss) from investment operations:
Net investment income[1]	0.41	0.39	0.51	0.41	0.41
Net realized and unrealized gain (loss)	4.19	9.94	(4.02)	0.50	1.10
Total from investment operations	4.60	10.33	(3.51)	0.91	1.51
Less dividends and distributions from:
Net investment income	(0.54)	(0.40)	(0.43)	(0.32)	(0.37)
Net realized gain	(2.57)	(0.47)	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(3.11)	(0.87)	(2.35)	(1.56)	(0.92)
Net asset value, end of period	$27.89	$26.40	$16.94	$22.80	$23.45
Total return[2]	17.81%	61.93%	(18.29% )	4.15%	6.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$126,573	$146 [3]	$113 [3]	$140 [3]	$149 [3]
Ratio of expenses to average net assets[4]	0.72%	0.76%	0.77%	0.76%	0.78% [5]
Ratio of net investment income to average net assets	1.42%	1.81%	2.13%	1.72%	1.72%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 0.77%.

Delaware Ivy Value Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.11	$16.74	$22.56	$23.22	$22.66
Income (loss) from investment operations:
Net investment income[1]	0.08	0.21	0.33	0.22	0.26
Net realized and unrealized gain (loss)	4.28	9.83	(3.98)	0.49	1.06
Total from investment operations	4.36	10.04	(3.65)	0.71	1.32
Less dividends and distributions from:
Net investment income	(0.36)	(0.20)	(0.25)	(0.13)	(0.21)
Net realized gain	(2.57)	(0.47)	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(2.93)	(0.67)	(2.17)	(1.37)	(0.76)
Net asset value, end of period	$27.54	$26.11	$16.74	$22.56	$23.22
Total return[2]	16.99%	60.59%	(18.94% )	3.35%	5.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14	- [3,4]	- [3,4]	- [3,4]	- [3,4]
Ratio of expenses to average net assets[5]	1.53%	1.57%	1.55%	1.52%	1.53% [6]
Ratio of net investment income to average net assets	0.29%	0.96%	1.34%	0.95%	1.13%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Rounded less than $500 thousands.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 1.52%.

Financial highlights

Delaware Ivy Value Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.14	$16.77	$22.65	$23.31	$22.73
Income (loss) from investment operations:
Net investment income[1]	0.28	0.33	0.46	0.33	0.34
Net realized and unrealized gain (loss)	4.16	9.80	(4.09)	0.47	1.05
Total from investment operations	4.44	10.13	(3.63)	0.80	1.39
Less dividends and distributions from:
Net investment income	(0.44)	(0.29)	(0.33)	(0.22)	(0.26)
Net realized gain	(2.57)	(0.47)	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(3.01)	(0.76)	(2.25)	(1.46)	(0.81)
Net asset value, end of period	$27.57	$26.14	$16.77	$22.65	$23.31
Total return[2]	17.32% [3]	61.18%	(18.89% )	3.76%	6.12%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$108	- [4,5]	- [4,5]	- [4,5]	$1 [4]
Ratio of expenses to average net assets[6]	1.11%	1.18%	1.19%	1.15%	1.22%
Ratio of expenses to average net assets prior to fees waived[6]	1.14%	1.18%	1.19%	1.15%	1.22%
Ratio of net investment income to average net assets	1.03%	1.61%	1.93%	1.37%	1.43%
Ratio of net investment income to average net assets prior to fees waived	1.00%	1.61%	1.93%	1.37%	1.43%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing fund shares through a brokerage platform or account may be eligible for sales charge waivers (front-end sales load or CDSC) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI. In all instances, it is the purchaser's responsibility to notify the Funds or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund's shares directly from the fund or through another intermediary to receive such waivers or discounts. Please see the section entitled About Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—
Shares purchased by a 529 Plan (does not include 529 Plan units or 529 — specific share classes or equivalents).

—
Shares purchased through a Merrill Lynch affiliated investment advisory program.

—
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

—
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

—
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

—
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.

—
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.

CDSC waivers on Class A and C shares available at Merrill Lynch

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

—
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

—
Shares acquired through a right of reinstatement.

—
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee- based accounts or platforms (applicable to A and C shares only).

—
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holding, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

—
Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

—
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

—
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Morgan Stanley:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' Prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Morgan Stanley Wealth Management:

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

—
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

—
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

—
Shares purchased through a Morgan Stanley self-directed brokerage account

—
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or brokerage account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—
Shares purchased in an investment advisory program.

—
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

—
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

—
A shareholder in a Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A and C shares available at Raymond James

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in the Funds' Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds' Prospectus.

—
Shares sold to pay Raymond James fees, but only if the transaction is initiated by Raymond James.

—
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

—
Breakpoints as described in this Prospectus.

—
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird:

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund (but not any other fund within the same fund family)

—
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

—
A shareholder in Class C shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

—
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR- SEPs

CDSC Waivers on Class A and C Shares Available at Baird

—
Shares sold due to death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

—
Shares bought due to returns of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's Prospectus

—
Shares sold to pay Baird fees but only if the transaction is initiated by Baird

—
Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

—
Breakpoints as described in this Prospectus

—
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time.

Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or brokerage account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

—
Shares purchased by or through a 529 Plan

—
Shares purchased through a OPCO affiliated investment advisory program

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

—
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

—
Employees and registered representatives of OPCO or its affiliates and their family members

—
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

—
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

—
Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

—
Breakpoints as described in this Prospectus

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott, LLC (“Janney”):

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge* waivers on Class A shares available at Janney

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

—
Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—
Shares acquired through a right of reinstatement.

—
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

CDSC waivers on Class A and C shares available at Janney

—
Shares sold upon the death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Shares purchased in connection with a return of excess contributions from an IRA account.

—
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

—
Shares acquired through a right of reinstatement.

—
Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

—
Breakpoints as described in this Prospectus

—
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Edward D. Jones & Co., L.P. (“Edward Jones”):

Effective on or after April 1, 2021, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones fee-based platforms or brokerage accounts are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which may differ from discounts and waivers described elsewhere in this Prospectus or the SAI. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Transaction Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

—
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Prospectus.

Rights of Accumulation (“ROA”)

—
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Transaction Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Transaction Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

—
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

—
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

—
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost minus redemptions or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Transaction Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

—
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

—
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

—
Shares purchased in an Edward Jones fee-based program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

—
Shares purchased from the proceeds of redeemed shares of the same Transaction Funds so long as the following conditions are met:

—
1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and. purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

—
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

—
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

—
The death or disability of the shareholder.

—
Systematic withdrawals with up to 10% per year of the account value.

—
Return of excess contributions from an Individual Retirement Account (IRA).

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

—
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

—
Shares exchanged in an Edward Jones fee-based program.

—
Shares acquired through NAV reinstatement.

—
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

—
Initial purchase minimum: $250

—
Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

—
A fee-based account held on an Edward Jones platform

—
A 529 account held on an Edward Jones platform

—
An account with an active systematic investment plan or LOI

Exchanging Share Classes

—
At any time it deems necessary, Edward Jones has the authority to exchange a shareholder's holdings of a share class of a fund to Class A shares of the same fund at NAV.

Stifel, Nicolaus & Company, Incorporated (“Stifel”):

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or brokerage account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver, which may differ from those disclosed elsewhere in the Prospectus or SAI. All other sales charge waivers and reductions described elsewhere in the Prospectus or SAI still apply.

Front-end sales charge waivers on Class A shares

—
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel's policies and procedures.

Appendix A: Hypothetical Investment and Expense Information

[Expense Ratios and Totals in Charts in Appendix A to be updated]

The following charts provide additional hypothetical information about the effect of the expenses of the Funds included below (see note following these charts), including investment advisory fees and other Fund costs, on the Fund's assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a Hypothetical Investment of $10,000, assuming a 5% return each year, and no redemption of shares. Except as noted in the following sentence, each chart also assumes that the Fund's annual expense ratio stays the same throughout the ten-year period (except for Class C shares, which convert to Class A shares after you have held them for eight years and except for any contractual expense waivers currently in place) and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the Fees and Expenses table of this Prospectus regarding the Fund (except as set forth above) (and thus may not reflect any voluntary fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the Hypothetical Expenses column. The Hypothetical Investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (e.g., CDSC). If redemption charges, if any, were reflected, the amounts shown in the Hypothetical Expenses column would be higher, and the amounts shown in the Hypothetical Ending Investment column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Delaware Ivy Balanced Fund - Class A
Average expense ratio: 1.04% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$674.96	$9,798.23
2	$9,798.23	$489.91	$10,288.14	$103.92	$10,186.24
3	$10,186.24	$509.31	$10,695.55	$108.03	$10,589.62
4	$10,589.62	$529.48	$11,119.10	$112.31	$11,008.96
5	$11,008.96	$550.45	$11,559.41	$116.76	$11,444.92
6	$11,444.92	$572.25	$12,017.16	$121.38	$11,898.14
7	$11,898.14	$594.91	$12,493.04	$126.19	$12,369.30
8	$12,369.30	$618.47	$12,987.77	$131.19	$12,859.13
9	$12,859.13	$642.96	$13,502.08	$136.38	$13,368.35
10	$13,368.35	$668.42	$14,036.77	$141.78	$13,897.74
Cumulative Total				$1,772.90

Delaware Ivy Balanced Fund - Class C
Average expense ratio: 1.82%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$184.89	$10,318.00
2	$10,318.00	$515.90	$10,833.90	$190.77	$10,646.11
3	$10,646.11	$532.31	$11,178.42	$196.84	$10,984.66
4	$10,984.66	$549.23	$11,533.89	$203.10	$11,333.97
5	$11,333.97	$566.70	$11,900.67	$209.56	$11,694.39
6	$11,694.39	$584.72	$12,279.11	$216.22	$12,066.27
7	$12,066.27	$603.31	$12,669.59	$223.10	$12,449.98
8	$12,449.98	$622.50	$13,072.48	$230.19	$12,845.89
Converts from Class C to Class A				Annual Expense Ratio: 1.04%
9	$12,845.89	$642.29	$13,488.18	$136.24	$13,354.59
10	$13,354.59	$667.73	$14,022.32	$141.64	$13,883.43
Cumulative Total				$1,932.55

Delaware Ivy Balanced Fund - Class I
Average expense ratio: 0.84%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$500.00	$10,416.00
2	$10,416.00	$520.80	$10,936.80	$520.80	$10,849.31
3	$10,849.31	$542.47	$11,391.77	$542.47	$11,300.64
4	$11,300.64	$565.03	$11,865.67	$565.03	$11,770.74
5	$11,770.74	$588.54	$12,359.28	$588.54	$12,260.41
6	$12,260.41	$613.02	$12,873.43	$613.02	$12,770.44
7	$12,770.44	$638.52	$13,408.96	$638.52	$13,301.69
8	$13,301.69	$665.08	$13,966.77	$665.08	$13,855.04
Cumulative Total				$1,037.16

Delaware Ivy Balanced Fund - Class R6
Average expense ratio: 0.70%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$71.51	$10,430.00
2	$10,430.00	$521.50	$10,951.50	$74.58	$10,878.49
3	$10,878.49	$543.92	$11,422.41	$77.79	$11,346.27
4	$11,346.27	$567.31	$11,913.58	$81.13	$11,834.15
5	$11,834.15	$591.71	$12,425.86	$84.62	$12,343.02
6	$12,343.02	$617.15	$12,960.17	$88.26	$12,873.77
7	$12,873.77	$643.69	$13,517.46	$92.05	$13,427.35
8	$13,427.35	$671.37	$14,098.71	$96.01	$14,004.72
9	$14,004.72	$700.24	$14,704.96	$100.14	$14,606.92
10	$14,606.92	$730.35	$15,337.27	$104.45	$15,235.02
Cumulative Total				$870.54

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Balanced Fund - Class R
Average expense ratio: 1.44%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$146.56	$10,356.00
2	$10,356.00	$517.80	$10,873.80	$151.78	$10,724.67
3	$10,724.67	$536.23	$11,260.91	$157.18	$11,106.47
4	$11,106.47	$555.32	$11,661.80	$162.78	$11,501.86
5	$11,501.86	$575.09	$12,076.96	$168.57	$11,911.33
6	$11,911.33	$595.57	$12,506.90	$174.58	$12,335.37
7	$12,335.37	$616.77	$12,952.14	$180.79	$12,774.51
8	$12,774.51	$638.73	$13,413.24	$187.23	$13,229.28
9	$13,229.28	$661.46	$13,890.75	$193.89	$13,700.25
10	$13,700.25	$685.01	$14,385.26	$200.80	$14,187.98
Cumulative Total				$1,735.24

Delaware Ivy Balanced Fund - Class Y
Average expense ratio: 1.04%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$106.06	$10,396.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.08%
2	$10,396.00	$519.80	$10,915.80	$114.48	$10,803.52
3	$10,803.52	$540.18	$11,343.70	$118.96	$11,227.02
4	$11,227.02	$561.35	$11,788.37	$123.63	$11,667.12
5	$11,667.12	$583.36	$12,250.48	$128.47	$12,124.47
6	$12,124.47	$606.22	$12,730.70	$133.51	$12,599.75
7	$12,599.75	$629.99	$13,229.74	$138.74	$13,093.66
8	$13,093.66	$654.68	$13,748.34	$144.18	$13,606.93
9	$13,606.93	$680.35	$14,287.28	$149.84	$14,140.32
10	$14,140.32	$707.02	$14,847.34	$155.71	$14,694.63
Cumulative Total				$1,313.58

Delaware Ivy Core Equity Fund - Class A
Average expense ratio: 0.97% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$668.26	$9,804.83
2	$9,804.83	$490.24	$10,295.07	$97.02	$10,199.96
3	$10,199.96	$510.00	$10,709.96	$100.93	$10,611.02
4	$10,611.02	$530.55	$11,141.57	$105.00	$11,038.64
5	$11,038.64	$551.93	$11,590.58	$109.23	$11,483.50
6	$11,483.50	$574.18	$12,057.68	$113.63	$11,946.29
7	$11,946.29	$597.31	$12,543.60	$118.21	$12,427.72
8	$12,427.72	$621.39	$13,049.11	$122.98	$12,928.56
9	$12,928.56	$646.43	$13,574.99	$127.93	$13,449.58
10	$13,449.58	$672.48	$14,122.06	$133.09	$13,991.60
Cumulative Total				$1,696.28

Delaware Ivy Core Equity Fund - Class C
Average expense ratio: 1.85%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$187.91	$10,315.00
2	$10,315.00	$515.75	$10,830.75	$193.83	$10,639.92
3	$10,639.92	$532.00	$11,171.92	$199.94	$10,975.08
4	$10,975.08	$548.75	$11,523.83	$206.24	$11,320.80
5	$11,320.80	$566.04	$11,886.83	$212.73	$11,677.40
6	$11,677.40	$583.87	$12,261.27	$219.43	$12,045.24
7	$12,045.24	$602.26	$12,647.50	$226.35	$12,424.66
8	$12,424.66	$621.23	$13,045.90	$233.48	$12,816.04
Converts from Class C to Class A				Annual Expense Ratio: 0.97%
9	$12,816.04	$640.80	$13,456.84	$126.82	$13,332.53
10	$13,332.53	$666.63	$13,999.15	$131.93	$13,869.83
Cumulative Total				$1,938.66

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Core Equity Fund - Class I
Average expense ratio: 0.79%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$80.66	$10,421.00
2	$10,421.00	$521.05	$10,942.05	$84.06	$10,859.72
3	$10,859.72	$542.99	$11,402.71	$87.60	$11,316.92
4	$11,316.92	$565.85	$11,882.76	$91.29	$11,793.36
5	$11,793.36	$589.67	$12,383.03	$95.13	$12,289.86
6	$12,289.86	$614.49	$12,904.35	$99.13	$12,807.26
7	$12,807.26	$640.36	$13,447.63	$103.31	$13,346.45
8	$13,346.45	$667.32	$14,013.77	$107.66	$13,908.34
9	$13,908.34	$695.42	$14,603.75	$112.19	$14,493.88
10	$14,493.88	$724.69	$15,218.57	$116.91	$15,104.07
Cumulative Total				$977.94

Delaware Ivy Core Equity Fund - Class R6
Average expense ratio: 0.64%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$65.40	$10,436.00
2	$10,436.00	$521.80	$10,957.80	$68.25	$10,891.01
3	$10,891.01	$544.55	$11,435.56	$71.22	$11,365.86
4	$11,365.86	$568.29	$11,934.15	$74.33	$11,861.41
5	$11,861.41	$593.07	$12,454.48	$77.57	$12,378.57
6	$12,378.57	$618.93	$12,997.49	$80.95	$12,918.27
7	$12,918.27	$645.91	$13,564.19	$84.48	$13,481.51
8	$13,481.51	$674.08	$14,155.58	$88.16	$14,069.30
9	$14,069.30	$703.47	$14,772.77	$92.01	$14,682.72
10	$14,682.72	$734.14	$15,416.86	$96.02	$15,322.89
Cumulative Total				$798.39

Delaware Ivy Core Equity Fund - Class R
Average expense ratio: 1.39%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$141.51	$10,361.00
2	$10,361.00	$518.05	$10,879.05	$146.62	$10,735.03
3	$10,735.03	$536.75	$11,271.78	$151.91	$11,122.57
4	$11,122.57	$556.13	$11,678.70	$157.39	$11,524.09
5	$11,524.09	$576.20	$12,100.30	$163.08	$11,940.11
6	$11,940.11	$597.01	$12,537.12	$168.96	$12,371.15
7	$12,371.15	$618.56	$12,989.71	$175.06	$12,817.75
8	$12,817.75	$640.89	$13,458.63	$181.38	$13,280.47
9	$13,280.47	$664.02	$13,944.49	$187.93	$13,759.89
10	$13,759.89	$687.99	$14,447.89	$194.71	$14,256.63
Cumulative Total				$1,668.55

Delaware Ivy Core Equity Fund - Class Y
Average expense ratio: 0.84%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$85.75	$10,416.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.04%
2	$10,416.00	$520.80	$10,936.80	$110.47	$10,828.47
3	$10,828.47	$541.42	$11,369.90	$114.85	$11,257.28
4	$11,257.28	$562.86	$11,820.15	$119.39	$11,703.07
5	$11,703.07	$585.15	$12,288.22	$124.12	$12,166.51
6	$12,166.51	$608.33	$12,774.84	$129.04	$12,648.30
7	$12,648.30	$632.42	$13,280.72	$134.15	$13,149.18
8	$13,149.18	$657.46	$13,806.64	$139.46	$13,669.89
9	$13,669.89	$683.49	$14,353.38	$144.98	$14,211.21
10	$14,211.21	$710.56	$14,921.77	$150.72	$14,773.98
Cumulative Total				$1,252.93

Delaware Climate Solutions Fund - Class A
Average expense ratio: 1.35% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$704.56	$9,769.01
Termination of Contractual Waiver				Annual Expense Ratio: 1.72%
2	$9,769.01	$488.45	$10,257.46	$170.78	$10,089.44
3	$10,089.44	$504.47	$10,593.91	$176.38	$10,420.37
4	$10,420.37	$521.02	$10,941.39	$182.17	$10,762.16
5	$10,762.16	$538.11	$11,300.27	$188.14	$11,115.16
6	$11,115.16	$555.76	$11,670.91	$194.32	$11,479.73
7	$11,479.73	$573.99	$12,053.72	$200.69	$11,856.27
8	$11,856.27	$592.81	$12,449.08	$207.27	$12,245.15
9	$12,245.15	$612.26	$12,857.41	$214.07	$12,646.80
10	$12,646.80	$632.34	$13,279.14	$221.09	$13,061.61
Cumulative Total				$2,459.47

Appendix A: Hypothetical Investment and Expense Information

Delaware Climate Solutions Fund - Class C
Average expense ratio: 2.09%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$212.04	$10,291.00
Termination of Contractual Waiver				Annual Expense Ratio: 2.34%
2	$10,291.00	$514.55	$10,805.55	$244.01	$10,564.74
3	$10,564.74	$528.24	$11,092.98	$250.50	$10,845.76
4	$10,845.76	$542.29	$11,388.05	$257.17	$11,134.26
5	$11,134.26	$556.71	$11,690.97	$264.01	$11,430.43
6	$11,430.43	$571.52	$12,001.95	$271.03	$11,734.48
7	$11,734.48	$586.72	$12,321.20	$278.24	$12,046.62
8	$12,046.62	$602.33	$12,648.95	$285.64	$12,367.06
Converts from Class C to Class A				Annual Expense Ratio: 1.72%
9	$12,367.06	$618.35	$12,985.41	$216.20	$12,772.70
10	$12,772.70	$638.63	$13,411.33	$223.29	$13,191.64
Cumulative Total				$2,502.13

Delaware Climate Solutions Fund - Class I
Average expense ratio: 0.99%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$100.98	$10,401.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.14%
2	$10,401.00	$520.05	$10,921.05	$120.86	$10,802.48
3	$10,802.48	$540.12	$11,342.60	$125.53	$11,219.45
4	$11,219.45	$560.97	$11,780.43	$130.37	$11,652.53
5	$11,652.53	$582.63	$12,235.15	$135.40	$12,102.31
6	$12,102.31	$605.12	$12,707.43	$140.63	$12,569.46
7	$12,569.46	$628.47	$13,197.94	$146.06	$13,054.64
8	$13,054.64	$652.73	$13,707.38	$151.70	$13,558.55
9	$13,558.55	$677.93	$14,236.48	$157.55	$14,081.91
10	$14,081.91	$704.10	$14,786.01	$163.63	$14,625.47
Cumulative Total				$1,372.71

Delaware Climate Solutions Fund - Class R6
Average expense ratio: 0.98%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$99.97	$10,402
Termination of Contractual Waiver				Annual Expense Ratio: 0.99%
2	$10,402.00	$520.10	$10,922.10	$105.04	$10,819.12
3	$10,819.12	$540.96	$11,360.08	$109.26	$11,252.97
4	$11,252.97	$562.65	$11,815.62	$113.64	$11,704.21
5	$11,704.21	$585.21	$12,289.42	$118.19	$12,173.55
6	$12,173.55	$608.68	$12,782.23	$122.93	$12,661.71
7	$12,661.71	$633.09	$13,294.79	$127.86	$13,169.44
8	$13,169.44	$658.47	$13,827.92	$132.99	$13,697.54
9	$13,697.54	$684.88	$14,382.42	$138.32	$14,246.81
10	$14,246.81	$712.34	$14,959.15	$143.87	$14,818.11
Cumulative Total				$1,212.07

Delaware Climate Solutions Fund - Class R
Average expense ratio: 1.73%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$175.83	$10,327.00
2	$10,327.00	$516.35	$10,843.35	$181.58	$10,664.69
3	$10,664.69	$533.23	$11,197.93	$187.52	$11,013.43
4	$11,013.43	$550.67	$11,564.10	$193.65	$11,373.57
5	$11,373.57	$568.68	$11,942.25	$199.98	$11,745.48
6	$11,745.48	$587.27	$12,332.76	$206.52	$12,129.56
7	$12,129.56	$606.48	$12,736.04	$213.27	$12,526.20
8	$12,526.20	$626.31	$13,152.51	$220.25	$12,935.80
9	$12,935.80	$646.79	$13,582.59	$227.45	$13,358.80
10	$13,358.80	$667.94	$14,026.74	$234.89	$13,795.64
Cumulative Total				$2,040.94

Appendix A: Hypothetical Investment and Expense Information

Delaware Climate Solutions Fund - Class Y
Average expense ratio: 1.35%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$137.46	$10,365.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.38%
2	$10,365.00	$518.25	$10,883.25	$145.63	$10,740.21
3	$10,740.21	$537.01	$11,277.22	$150.90	$11,129.01
4	$11,129.01	$556.45	$11,685.46	$156.36	$11,531.88
5	$11,531.88	$576.59	$12,108.47	$162.02	$11,949.33
6	$11,949.33	$597.47	$12,546.80	$167.89	$12,381.90
7	$12,381.90	$619.09	$13,000.99	$173.96	$12,830.12
8	$12,830.12	$641.51	$13,471.63	$180.26	$13,294.57
9	$13,294.57	$664.73	$13,959.30	$186.79	$13,775.84
10	$13,775.84	$688.79	$14,464.63	$193.55	$14,274.52
Cumulative Total				$1,654.82

[Delaware Global Value Equity Fund] Fund - Class A
Average expense ratio: 1.22% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$692.16	$9,781.27
Termination of Contractual Waiver				Annual Expense Ratio: 1.25%
2	$9,781.27	$489.06	$10,270.33	$124.56	$10,148.06
3	$10,148.06	$507.40	$10,655.47	$129.23	$10,528.61
4	$10,528.61	$526.43	$11,055.05	$134.08	$10,923.44
5	$10,923.44	$546.17	$11,469.61	$139.10	$11,333.07
6	$11,333.07	$566.65	$11,899.72	$144.32	$11,758.06
7	$11,758.06	$587.90	$12,345.96	$149.73	$12,198.98
8	$12,198.98	$609.95	$12,808.93	$155.35	$12,656.45
9	$12,656.45	$632.82	$13,289.27	$161.17	$13,131.06
10	$13,131.06	$656.55	$13,787.62	$167.22	$13,623.48
Cumulative Total				$1,996.92

[Delaware Global Value Equity Fund] Fund - Class C
Average expense ratio: 2.04%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$207.02	$10,296.00
2	$10,296.00	$514.80	$10,810.80	$213.15	$10,600.76
3	$10,600.76	$530.04	$11,130.80	$219.46	$10,914.54
4	$10,914.54	$545.73	$11,460.27	$225.95	$11,237.61
5	$11,237.61	$561.88	$11,799.50	$232.64	$11,570.25
6	$11,570.25	$578.51	$12,148.76	$239.53	$11,912.73
7	$11,912.73	$595.64	$12,508.36	$246.62	$12,265.34
8	$12,265.34	$613.27	$12,878.61	$253.92	$12,628.40
Converts from Class C to Class A				Annual Expense Ratio: 1.25%
9	$12,628.40	$631.42	$13,259.82	$160.81	$13,101.96
10	$13,101.96	$655.10	$13,757.06	$166.85	$13,593.29
Cumulative Total				$2,165.95

[Delaware Global Value Equity Fund] Fund - Class I
Average expense ratio: 0.92%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$93.88	$10,408.00
Termination of Contractual Waiver				Annual Expense Ratio: 0.94%
2	$10,408.00	$520.40	$10,928.40	$99.82	$10,830.56
3	$10,830.56	$541.53	$11,372.09	$103.87	$11,270.29
4	$11,270.29	$563.51	$11,833.80	$108.09	$11,727.86
5	$11,727.86	$586.39	$12,314.25	$112.48	$12,204.01
6	$12,204.01	$610.20	$12,814.21	$117.05	$12,699.49
7	$12,699.49	$634.97	$13,334.47	$121.80	$13,215.09
8	$13,215.09	$660.75	$13,875.85	$126.74	$13,751.63
9	$13,751.63	$687.58	$14,439.21	$131.89	$14,309.94
10	$14,309.94	$715.50	$15,025.44	$137.24	$14,890.93
Cumulative Total				$1,152.86

Appendix A: Hypothetical Investment and Expense Information

[Delaware Global Value Equity Fund] Fund - Class R6
Average expense ratio: 0.79%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$80.66	$10,421.00
2	$10,421.00	$521.05	$10,942.05	$84.06	$10,859.72
3	$10,859.72	$542.99	$11,402.71	$87.60	$11,316.92
4	$11,316.92	$565.85	$11,882.76	$91.29	$11,793.36
5	$11,793.36	$589.67	$12,383.03	$95.13	$12,289.86
6	$12,289.86	$614.49	$12,904.35	$99.13	$12,807.26
7	$12,807.26	$640.36	$13,447.63	$103.31	$13,346.45
8	$13,346.45	$667.32	$14,013.77	$107.66	$13,908.34
9	$13,908.34	$695.42	$14,603.75	$112.19	$14,493.88
10	$14,493.88	$724.69	$15,218.57	$116.91	$15,104.07
Cumulative Total				$977.94

[Delaware Global Value Equity Fund] Fund - Class R
Average expense ratio: 1.54%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$156.66	$10,346.00
2	$10,346.00	$517.30	$10,863.30	$162.08	$10,703.97
3	$10,703.97	$535.20	$11,239.17	$167.69	$11,074.33
4	$11,074.33	$553.72	$11,628.05	$173.50	$11,457.50
5	$11,457.50	$572.88	$12,030.38	$179.50	$11,853.93
6	$11,853.93	$592.70	$12,446.63	$185.71	$12,264.08
7	$12,264.08	$613.20	$12,877.28	$192.13	$12,688.41
8	$12,688.41	$634.42	$13,322.83	$198.78	$13,127.43
9	$13,127.43	$656.37	$13,783.80	$205.66	$13,581.64
10	$13,581.64	$679.08	$14,260.72	$212.78	$14,051.57
Cumulative Total				$1,834.49

[Delaware Global Value Equity Fund] Fund - Class Y
Average expense ratio: 1.18%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$120.25	$10,382.00
2	$10,382.00	$519.10	$10,901.10	$124.85	$10,778.59
3	$10,778.59	$538.93	$11,317.52	$129.62	$11,190.33
4	$11,190.33	$559.52	$11,749.85	$134.57	$11,617.81
5	$11,617.81	$580.89	$12,198.70	$139.71	$12,061.61
6	$12,061.61	$603.08	$12,664.69	$145.05	$12,522.36
7	$12,522.36	$626.12	$13,148.48	$150.59	$13,000.71
8	$13,000.71	$650.04	$13,650.75	$156.34	$13,497.34
9	$13,497.34	$674.87	$14,172.21	$162.31	$14,012.94
10	$14,012.94	$700.65	$14,713.59	$168.51	$14,548.23
Cumulative Total				$1,431.80

Delaware Ivy Global Growth Fund - Class A
Average expense ratio: 1.27% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$696.93	$9,776.55
2	$9,776.55	$488.83	$10,265.38	$126.48	$10,141.22
3	$10,141.22	$507.06	$10,648.28	$131.20	$10,519.49
4	$10,519.49	$525.97	$11,045.46	$136.09	$10,911.86
5	$10,911.86	$545.59	$11,457.46	$141.17	$11,318.87
6	$11,318.87	$565.94	$11,884.82	$146.43	$11,741.07
7	$11,741.07	$587.05	$12,328.12	$151.89	$12,179.01
8	$12,179.01	$608.95	$12,787.96	$157.56	$12,633.29
9	$12,633.29	$631.66	$13,264.95	$163.44	$13,104.51
10	$13,104.51	$655.23	$13,759.73	$169.53	$13,593.31
Cumulative Total				$2,020.72

Delaware Ivy Global Growth Fund - Class C
Average expense ratio: 2.22%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$225.09	$10,278.00
2	$10,278.00	$513.90	$10,791.90	$231.34	$10,563.73
3	$10,563.73	$528.19	$11,091.91	$237.77	$10,857.40
4	$10,857.40	$542.87	$11,400.27	$244.38	$11,159.24
5	$11,159.24	$557.96	$11,717.20	$251.18	$11,469.46
6	$11,469.46	$573.47	$12,042.94	$258.16	$11,788.31
7	$11,788.31	$589.42	$12,377.73	$265.34	$12,116.03
8	$12,116.03	$605.80	$12,721.83	$272.71	$12,452.85
Converts from Class C to Class A				Annual Expense Ratio: 1.27%
9	$12,452.85	$622.64	$13,075.50	$161.10	$12,917.35
10	$12,917.35	$645.87	$13,563.21	$167.11	$13,399.16
Cumulative Total				$2,314.18

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Global Growth Fund - Class I
Average expense ratio: 1.06%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$108.09	$10,394.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.07%
2	$10,394.00	$519.70	$10,913.70	$113.40	$10,802.48
3	$10,802.48	$540.12	$11,342.61	$117.86	$11,227.02
4	$11,227.02	$561.35	$11,788.37	$122.49	$11,668.24
5	$11,668.24	$583.41	$12,251.66	$127.30	$12,126.81
6	$12,126.81	$606.34	$12,733.15	$132.31	$12,603.39
7	$12,603.39	$630.17	$13,233.56	$137.51	$13,098.70
8	$13,098.70	$654.94	$13,753.64	$142.91	$13,613.48
9	$13,613.48	$680.67	$14,294.16	$148.53	$14,148.49
10	$14,148.49	$707.42	$14,855.92	$154.36	$14,704.53
Cumulative Total				$1,304.76

Delaware Ivy Global Growth Fund - Class R6
Average expense ratio: 0.91%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$92.86	$10,409.00
2	$10,409.00	$520.45	$10,929.45	$96.66	$10,834.73
3	$10,834.73	$541.74	$11,376.46	$100.61	$11,277.87
4	$11,277.87	$563.89	$11,841.76	$104.73	$11,739.13
5	$11,739.13	$586.96	$12,326.09	$109.01	$12,219.26
6	$12,219.26	$610.96	$12,830.23	$113.47	$12,719.03
7	$12,719.03	$635.95	$13,354.98	$118.11	$13,239.24
8	$13,239.24	$661.96	$13,901.20	$122.94	$13,780.73
9	$13,780.73	$689.04	$14,469.76	$127.97	$14,344.36
10	$14,344.36	$717.22	$15,061.57	$133.20	$14,931.04
Cumulative Total				$1,119.56

Delaware Ivy Global Growth Fund - Class R
Average expense ratio: 1.66%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$168.77	$10,334.00
2	$10,334.00	$516.70	$10,850.70	$174.41	$10,679.16
3	$10,679.16	$533.96	$11,213.11	$180.23	$11,035.84
4	$11,035.84	$551.79	$11,587.63	$186.25	$11,404.44
5	$11,404.44	$570.22	$11,974.66	$192.48	$11,785.34
6	$11,785.34	$589.27	$12,374.61	$198.90	$12,178.98
7	$12,178.98	$608.95	$12,787.92	$205.55	$12,585.75
8	$12,585.75	$629.29	$13,215.04	$212.41	$13,006.12
9	$13,006.12	$650.31	$13,656.42	$219.51	$13,440.52
10	$13,440.52	$672.03	$14,112.55	$226.84	$13,889.43
Cumulative Total				$1,965.35

Delaware Ivy Global Growth Fund - Class Y
Average expense ratio: 1.28%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$130.38	$10,372.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.32%
2	$10,372.00	$518.60	$10,890.60	$139.43	$10,753.69
3	$10,753.69	$537.68	$11,291.37	$144.56	$11,149.43
4	$11,149.43	$557.47	$11,706.90	$149.88	$11,559.72
5	$11,559.72	$577.99	$12,137.71	$155.40	$11,985.12
6	$11,985.12	$599.26	$12,584.38	$161.11	$12,426.17
7	$12,426.17	$621.31	$13,047.48	$167.04	$12,883.46
8	$12,883.46	$644.17	$13,527.63	$173.19	$13,357.57
9	$13,357.57	$667.88	$14,025.45	$179.56	$13,849.13
10	$13,849.13	$692.46	$14,541.58	$186.17	$14,358.78
Cumulative Total				$1,586.72

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Large Cap Growth Fund - Class A
Average expense ratio: 0.94% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$665.39	$9,807.66
2	$9,807.66	$490.38	$10,298.04	$94.06	$10,205.85
3	$10,205.85	$510.29	$10,716.14	$97.88	$10,620.20
4	$10,620.20	$531.01	$11,151.21	$101.86	$11,051.38
5	$11,051.38	$552.57	$11,603.95	$105.99	$11,500.07
6	$11,500.07	$575.00	$12,075.07	$110.30	$11,966.97
7	$11,966.97	$598.35	$12,565.32	$114.77	$12,452.83
8	$12,452.83	$622.64	$13,075.47	$119.43	$12,958.42
9	$12,958.42	$647.92	$13,606.34	$124.28	$13,484.53
10	$13,484.53	$674.23	$14,158.75	$129.33	$14,032.00
Cumulative Total				$1,663.29

Delaware Ivy Large Cap Growth Fund - Class C
Average expense ratio: 1.80%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$182.88	$10,320.00
2	$10,320.00	$516.00	$10,836.00	$188.73	$10,650.24
3	$10,650.24	$532.51	$11,182.75	$194.77	$10,991.05
4	$10,991.05	$549.55	$11,540.60	$201.00	$11,342.76
5	$11,342.76	$567.14	$11,909.90	$207.44	$11,705.73
6	$11,705.73	$585.29	$12,291.02	$214.07	$12,080.31
7	$12,080.31	$604.02	$12,684.33	$220.92	$12,466.88
8	$12,466.88	$623.34	$13,090.23	$227.99	$12,865.82
Converts from Class C to Class A				Annual Expense Ratio: 0.94%
9	$12,865.82	$643.29	$13,509.11	$123.39	$13,388.18
10	$13,388.18	$669.41	$14,057.58	$128.40	$13,931.74
Cumulative Total				$1,889.59

Delaware Ivy Large Cap Growth Fund - Class I
Average expense ratio: 0.64%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$65.40	$10,436.00
Termination of Contractual Waiver				Annual Expense Ratio: 0.77%
2	$10,436.00	$521.80	$10,957.80	$82.06	$10,877.44
3	$10,877.44	$543.87	$11,421.31	$85.53	$11,337.56
4	$11,337.56	$566.88	$11,904.44	$89.15	$11,817.14
5	$11,817.14	$590.86	$12,407.99	$92.92	$12,317.00
6	$12,317.00	$615.85	$12,932.85	$96.85	$12,838.01
7	$12,838.01	$641.90	$13,479.91	$100.94	$13,381.06
8	$13,381.06	$669.05	$14,050.11	$105.21	$13,947.08
9	$13,947.08	$697.35	$14,644.43	$109.66	$14,537.04
10	$14,537.04	$726.85	$15,263.89	$114.30	$15,151.96
Cumulative Total				$942.02

Delaware Ivy Large Cap Growth Fund - Class R6
Average expense ratio: 0.64%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$65.40	$10,436.00
2	$10,436.00	$521.80	$10,957.80	$68.25	$10,891.01
3	$10,891.01	$544.55	$11,435.56	$71.22	$11,365.86
4	$11,365.86	$568.29	$11,934.15	$74.33	$11,861.41
5	$11,861.41	$593.07	$12,454.48	$77.57	$12,378.57
6	$12,378.57	$618.93	$12,997.49	$80.95	$12,918.27
7	$12,918.27	$645.91	$13,564.19	$84.48	$13,481.51
8	$13,481.51	$674.08	$14,155.58	$88.16	$14,069.30
9	$14,069.30	$703.47	$14,772.77	$92.01	$14,682.72
10	$14,682.72	$734.14	$15,416.86	$96.02	$15,322.89
Cumulative Total				$798.39

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Large Cap Growth Fund - Class R
Average expense ratio: 1.37%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$139.49	$10,363.00
2	$10,363.00	$518.15	$10,881.15	$144.55	$10,739.18
3	$10,739.18	$536.96	$11,276.14	$149.80	$11,129.01
4	$11,129.01	$556.45	$11,685.46	$155.23	$11,532.99
5	$11,532.99	$576.65	$12,109.64	$160.87	$11,951.64
6	$11,951.64	$597.58	$12,549.22	$166.71	$12,385.48
7	$12,385.48	$619.27	$13,004.76	$172.76	$12,835.08
8	$12,835.08	$641.75	$13,476.83	$179.03	$13,300.99
9	$13,300.99	$665.05	$13,966.04	$185.53	$13,783.82
10	$13,783.82	$689.19	$14,473.01	$192.27	$14,284.17
Cumulative Total				$1,646.24

Delaware Ivy Large Cap Growth Fund - Class Y
Average expense ratio: 0.95%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$96.92	$10,405.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.02%
2	$10,405.00	$520.25	$10,925.25	$108.24	$10,819.12
3	$10,819.12	$540.96	$11,360.07	$112.55	$11,249.72
4	$11,249.72	$562.49	$11,812.21	$117.03	$11,697.46
5	$11,697.46	$584.87	$12,282.33	$121.69	$12,163.02
6	$12,163.02	$608.15	$12,771.17	$126.53	$12,647.11
7	$12,647.11	$632.36	$13,279.46	$131.57	$13,150.46
8	$13,150.46	$657.52	$13,807.98	$136.80	$13,673.85
9	$13,673.85	$683.69	$14,357.54	$142.25	$14,218.07
10	$14,218.07	$710.90	$14,928.97	$147.91	$14,783.95
Cumulative Total				$1,241.49

Delaware Ivy Mid Cap Growth Fund - Class A
Average expense ratio: 1.12% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$682.61	$9,790.69
2	$9,790.69	$489.53	$10,280.22	$111.78	$10,170.57
3	$10,170.57	$508.53	$10,679.10	$116.12	$10,565.19
4	$10,565.19	$528.26	$11,093.45	$120.63	$10,975.12
5	$10,975.12	$548.76	$11,523.87	$125.31	$11,400.95
6	$11,400.95	$570.05	$11,971.00	$130.17	$11,843.31
7	$11,843.31	$592.17	$12,435.47	$135.22	$12,302.83
8	$12,302.83	$615.14	$12,917.97	$140.46	$12,780.18
9	$12,780.18	$639.01	$13,419.19	$145.91	$13,276.05
10	$13,276.05	$663.80	$13,939.85	$151.58	$13,791.16
Cumulative Total				$1,859.79

Delaware Ivy Mid Cap Growth Fund - Class C
Average expense ratio: 1.93%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$195.96	$10,307.00
2	$10,307.00	$515.35	$10,822.35	$201.98	$10,623.42
3	$10,623.42	$531.17	$11,154.60	$208.18	$10,949.56
4	$10,949.56	$547.48	$11,497.04	$214.57	$11,285.72
5	$11,285.72	$564.29	$11,850.00	$221.16	$11,632.19
6	$11,632.19	$581.61	$12,213.80	$227.95	$11,989.30
7	$11,989.30	$599.46	$12,588.76	$234.95	$12,357.37
8	$12,357.37	$617.87	$12,975.23	$242.16	$12,736.74
Converts from Class C to Class A				Annual Expense Ratio: 1.12%
9	$12,736.74	$636.84	$13,373.57	$145.42	$13,230.92
10	$13,230.92	$661.55	$13,892.47	$151.06	$13,744.28
Cumulative Total				$2,043.39

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Mid Cap Growth Fund - Class I
Average expense ratio: 0.79%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$80.66	$10,421.00
Termination of Contractual Waiver				Annual Expense Ratio: 0.95%
2	$10,421.00	$521.05	$10,942.05	$101.00	$10,843.05
3	$10,843.05	$542.15	$11,385.20	$105.09	$11,282.19
4	$11,282.19	$564.11	$11,846.30	$109.35	$11,739.12
5	$11,739.12	$586.96	$12,326.08	$113.78	$12,214.56
6	$12,214.56	$610.73	$12,825.29	$118.39	$12,709.25
7	$12,709.25	$635.46	$13,344.71	$123.18	$13,223.97
8	$13,223.97	$661.20	$13,885.17	$128.17	$13,759.54
9	$13,759.54	$687.98	$14,447.52	$133.36	$14,316.80
10	$14,316.80	$715.84	$15,032.64	$138.76	$14,896.63
Cumulative Total				$1,151.74

Delaware Ivy Mid Cap Growth Fund - Class R6
Average expense ratio: 0.79%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$80.66	$10,421.00
Termination of Contractual Waiver				Annual Expense Ratio: 0.80%
2	$10,421.00	$521.05	$10,942.05	$85.12	$10,858.68
3	$10,858.68	$542.93	$11,401.62	$88.69	$11,314.75
4	$11,314.75	$565.74	$11,880.48	$92.42	$11,789.97
5	$11,789.97	$589.50	$12,379.46	$96.30	$12,285.14
6	$12,285.14	$614.26	$12,899.40	$100.35	$12,801.12
7	$12,801.12	$640.06	$13,441.18	$104.56	$13,338.77
8	$13,338.77	$666.94	$14,005.71	$108.95	$13,899.00
9	$13,899.00	$694.95	$14,593.95	$113.53	$14,482.75
10	$14,482.75	$724.14	$15,206.89	$118.30	$15,091.03
Cumulative Total				$988.88

Delaware Ivy Mid Cap Growth Fund - Class R
Average expense ratio: 1.54%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$156.66	$10,346.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.55%
2	$10,346.00	$517.30	$10,863.30	$163.13	$10,702.94
3	$10,702.94	$535.15	$11,238.08	$168.76	$11,072.19
4	$11,072.19	$553.61	$11,625.80	$174.58	$11,454.18
5	$11,454.18	$572.71	$12,026.89	$180.60	$11,849.35
6	$11,849.35	$592.47	$12,441.82	$186.83	$12,258.15
7	$12,258.15	$612.91	$12,871.06	$193.28	$12,681.06
8	$12,681.06	$634.05	$13,315.11	$199.95	$13,118.55
9	$13,118.55	$655.93	$13,774.48	$206.85	$13,571.14
10	$13,571.14	$678.56	$14,249.70	$213.98	$14,039.35
Cumulative Total				$1,844.62

Delaware Ivy Mid Cap Growth Fund - Class Y
Average expense ratio: 1.13%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$115.19	$10,387.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.19%
2	$10,387.00	$519.35	$10,906.35	$125.96	$10,782.74
3	$10,782.74	$539.14	$11,321.88	$130.76	$11,193.57
4	$11,193.57	$559.68	$11,753.25	$135.74	$11,620.04
5	$11,620.04	$581.00	$12,201.04	$140.91	$12,062.77
6	$12,062.77	$603.14	$12,665.90	$146.28	$12,522.36
7	$12,522.36	$626.12	$13,148.48	$151.85	$12,999.46
8	$12,999.46	$649.97	$13,649.43	$157.64	$13,494.74
9	$13,494.74	$674.74	$14,169.48	$163.65	$14,008.89
10	$14,008.89	$700.44	$14,709.33	$169.88	$14,542.63
Cumulative Total				$1,437.86

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Science and Technology Fund - Class A
Average expense ratio: 1.13% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$683.56	$9,789.75
2	$9,789.75	$489.49	$10,279.23	$112.76	$10,168.61
3	$10,168.61	$508.43	$10,677.04	$117.13	$10,562.14
4	$10,562.14	$528.11	$11,090.24	$121.66	$10,970.89
5	$10,970.89	$548.54	$11,519.44	$126.37	$11,395.46
6	$11,395.46	$569.77	$11,965.24	$131.26	$11,836.47
7	$11,836.47	$591.82	$12,428.29	$136.34	$12,294.54
8	$12,294.54	$614.73	$12,909.27	$141.62	$12,770.34
9	$12,770.34	$638.52	$13,408.86	$147.10	$13,264.55
10	$13,264.55	$663.23	$13,927.78	$152.79	$13,777.89
Cumulative Total				$1,870.59

Delaware Ivy Science and Technology Fund - Class C
Average expense ratio: 1.92%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$194.96	$10,308.00
2	$10,308.00	$515.40	$10,823.40	$200.96	$10,625.49
3	$10,625.49	$531.27	$11,156.76	$207.15	$10,952.75
4	$10,952.75	$547.64	$11,500.39	$213.53	$11,290.10
5	$11,290.10	$564.50	$11,854.60	$220.11	$11,637.83
6	$11,637.83	$581.89	$12,219.72	$226.89	$11,996.28
7	$11,996.28	$599.81	$12,596.09	$233.88	$12,365.76
8	$12,365.76	$618.29	$12,984.05	$241.08	$12,746.63
Converts from Class C to Class A				Annual Expense Ratio: 1.13%
9	$12,746.63	$637.33	$13,383.96	$146.82	$13,239.92
10	$13,239.92	$662.00	$13,901.92	$152.51	$13,752.31
Cumulative Total				$2,037.89

Delaware Ivy Science and Technology Fund - Class I
Average expense ratio: 0.96%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$97.94	$10,404.00
2	$10,404.00	$520.20	$10,924.20	$101.90	$10,824.32
3	$10,824.32	$541.22	$11,365.54	$106.01	$11,261.62
4	$11,261.62	$563.08	$11,824.71	$110.30	$11,716.59
5	$11,716.59	$585.83	$12,302.42	$114.75	$12,189.94
6	$12,189.94	$609.50	$12,799.44	$119.39	$12,682.42
7	$12,682.42	$634.12	$13,316.54	$124.21	$13,194.79
8	$13,194.79	$659.74	$13,854.53	$129.23	$13,727.86
9	$13,727.86	$686.39	$14,414.25	$134.45	$14,282.46
10	$14,282.46	$714.12	$14,996.59	$139.88	$14,859.47
Cumulative Total				$1,178.06

Delaware Ivy Science and Technology Fund - Class R6
Average expense ratio: 0.81%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$82.70	$10,419.00
2	$10,419.00	$520.95	$10,939.95	$86.16	$10,855.56
3	$10,855.56	$542.78	$11,398.33	$89.77	$11,310.40
4	$11,310.40	$565.52	$11,875.92	$93.53	$11,784.31
5	$11,784.31	$589.22	$12,373.53	$97.45	$12,278.07
6	$12,278.07	$613.90	$12,891.98	$101.54	$12,792.52
7	$12,792.52	$639.63	$13,432.15	$105.79	$13,328.53
8	$13,328.53	$666.43	$13,994.96	$110.22	$13,887.00
9	$13,887.00	$694.35	$14,581.35	$114.84	$14,468.86
10	$14,468.86	$723.44	$15,192.30	$119.65	$15,075.11
Cumulative Total				$1,001.65

Delaware Ivy Science and Technology Fund - Class R
Average expense ratio: 1.55%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$157.67	$10,345.00
2	$10,345.00	$517.25	$10,862.25	$163.11	$10,701.90
3	$10,701.90	$535.10	$11,237.00	$168.74	$11,071.12
4	$11,071.12	$553.56	$11,624.67	$174.56	$11,453.07
5	$11,453.07	$572.65	$12,025.73	$180.58	$11,848.20
6	$11,848.20	$592.41	$12,440.61	$186.82	$12,256.97
7	$12,256.97	$612.85	$12,869.81	$193.26	$12,679.83
8	$12,679.83	$633.99	$13,313.82	$199.93	$13,117.29
9	$13,117.29	$655.86	$13,773.15	$206.83	$13,569.83
10	$13,569.83	$678.49	$14,248.32	$213.96	$14,037.99
Cumulative Total				$1,845.46

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Science and Technology Fund - Class Y
Average expense ratio: 1.14%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$116.20	$10,386.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.20%
2	$10,386.00	$519.30	$10,905.30	$127.00	$10,780.67
3	$10,780.67	$539.03	$11,319.70	$131.83	$11,190.33
4	$11,190.33	$559.52	$11,749.85	$136.84	$11,615.57
5	$11,615.57	$580.78	$12,196.34	$142.04	$12,056.96
6	$12,056.96	$602.85	$12,659.81	$147.43	$12,515.12
7	$12,515.12	$625.76	$13,140.88	$153.03	$12,990.70
8	$12,990.70	$649.53	$13,640.23	$158.85	$13,484.34
9	$13,484.34	$674.22	$14,158.56	$164.89	$13,996.75
10	$13,996.75	$699.84	$14,696.59	$171.15	$14,528.62
Cumulative Total				$1,449.26

Delaware Ivy Small Cap Growth Fund - Class A
Average expense ratio: 1.24% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$694.07	$9,779.38
2	$9,779.38	$488.97	$10,268.35	$123.54	$10,147.08
3	$10,147.08	$507.35	$10,654.44	$128.19	$10,528.62
4	$10,528.62	$526.43	$11,055.05	$133.01	$10,924.49
5	$10,924.49	$546.22	$11,470.72	$138.01	$11,335.25
6	$11,335.25	$566.76	$11,902.01	$143.20	$11,761.46
7	$11,761.46	$588.07	$12,349.53	$148.58	$12,203.69
8	$12,203.69	$610.18	$12,813.87	$154.17	$12,662.55
9	$12,662.55	$633.13	$13,295.67	$159.97	$13,138.66
10	$13,138.66	$656.93	$13,795.59	$165.98	$13,632.67
Cumulative Total				$1,988.72

Delaware Ivy Small Cap Growth Fund - Class C
Average expense ratio: 2.04%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$207.02	$10,296.00
Converts from Class C to Class A				Annual Expense Ratio: 2.11%
2	$10,296.00	$514.80	$10,810.80	$220.38	$10,593.55
3	$10,593.55	$529.68	$11,123.23	$226.75	$10,899.71
4	$10,899.71	$544.99	$11,444.69	$233.31	$11,214.71
5	$11,214.71	$560.74	$11,775.45	$240.05	$11,538.81
6	$11,538.81	$576.94	$12,115.76	$246.99	$11,872.29
7	$11,872.29	$593.61	$12,465.90	$254.13	$12,215.40
8	$12,215.40	$610.77	$12,826.17	$261.47	$12,568.42
Converts from Class C to Class A				Annual Expense Ratio: 1.24%
9	$12,568.42	$628.42	$13,196.84	$158.78	$13,040.99
10	$13,040.99	$652.05	$13,693.04	$164.75	$13,531.33
Cumulative Total				$2,213.63

Delaware Ivy Small Cap Growth Fund - Class I
Average expense ratio: 0.89%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$90.83	$10,411.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.02%
2	$10,411.00	$520.55	$10,931.55	$108.31	$10,825.36
3	$10,825.36	$541.27	$11,366.63	$112.62	$11,256.21
4	$11,256.21	$562.81	$11,819.02	$117.10	$11,704.20
5	$11,704.20	$585.21	$12,289.41	$121.76	$12,170.03
6	$12,170.03	$608.50	$12,778.53	$126.60	$12,654.40
7	$12,654.40	$632.72	$13,287.12	$131.64	$13,158.04
8	$13,158.04	$657.90	$13,815.95	$136.88	$13,681.73
9	$13,681.73	$684.09	$14,365.82	$142.33	$14,226.27
10	$14,226.27	$711.31	$14,937.58	$148.00	$14,792.47
Cumulative Total				$1,236.07

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Small Cap Growth Fund - Class R6
Average expense ratio: 0.87%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$88.80	$10,413.00
2	$10,413.00	$520.65	$10,933.65	$92.46	$10,843.06
3	$10,843.06	$542.15	$11,385.21	$96.28	$11,290.88
4	$11,290.88	$564.54	$11,855.42	$100.26	$11,757.19
5	$11,757.19	$587.86	$12,345.05	$104.40	$12,242.76
6	$12,242.76	$612.14	$12,854.90	$108.71	$12,748.39
7	$12,748.39	$637.42	$13,385.81	$113.20	$13,274.89
8	$13,274.89	$663.74	$13,938.64	$117.88	$13,823.15
9	$13,823.15	$691.16	$14,514.31	$122.74	$14,394.04
10	$14,394.04	$719.70	$15,113.75	$127.81	$14,988.52
Cumulative Total				$1,072.54

Delaware Ivy Small Cap Growth Fund - Class R
Average expense ratio: 1.61%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$163.73	$10,339.00
2	$10,339.00	$516.95	$10,855.95	$169.28	$10,689.49
3	$10,689.49	$534.47	$11,223.97	$175.02	$11,051.87
4	$11,051.87	$552.59	$11,604.46	$180.95	$11,426.52
5	$11,426.52	$571.33	$11,997.85	$187.09	$11,813.88
6	$11,813.88	$590.69	$12,404.58	$193.43	$12,214.37
7	$12,214.37	$610.72	$12,825.09	$199.98	$12,628.44
8	$12,628.44	$631.42	$13,259.86	$206.76	$13,056.55
9	$13,056.55	$652.83	$13,709.37	$213.77	$13,499.16
10	$13,499.16	$674.96	$14,174.12	$221.02	$13,956.78
Cumulative Total				$1,911.03

Delaware Ivy Small Cap Growth Fund - Class Y
Average expense ratio: 1.23%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$125.32	$10,377.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.26%
2	$10,377.00	$518.85	$10,895.85	$133.20	$10,765.10
3	$10,765.10	$538.25	$11,303.35	$138.18	$11,167.71
4	$11,167.71	$558.39	$11,726.10	$143.34	$11,585.39
5	$11,585.39	$579.27	$12,164.66	$148.71	$12,018.68
6	$12,018.68	$600.93	$12,619.61	$154.27	$12,468.18
7	$12,468.18	$623.41	$13,091.59	$160.04	$12,934.49
8	$12,934.49	$646.72	$13,581.21	$166.02	$13,418.24
9	$13,418.24	$670.91	$14,089.15	$172.23	$13,920.08
10	$13,920.08	$696.00	$14,616.09	$178.67	$14,440.69
Cumulative Total				$1,519.98

Delaware Ivy Value Fund - Class A
Average expense ratio: 1.09% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$679.74	$9,793.52
2	$9,793.52	$489.68	$10,283.19	$108.84	$10,176.44
3	$10,176.44	$508.82	$10,685.27	$113.09	$10,574.34
4	$10,574.34	$528.72	$11,103.06	$117.51	$10,987.80
5	$10,987.80	$549.39	$11,537.19	$122.11	$11,417.42
6	$11,417.42	$570.87	$11,988.29	$126.88	$11,863.84
7	$11,863.84	$593.19	$12,457.04	$131.84	$12,327.72
8	$12,327.72	$616.39	$12,944.11	$137.00	$12,809.73
9	$12,809.73	$640.49	$13,450.22	$142.36	$13,310.59
10	$13,310.59	$665.53	$13,976.12	$147.92	$13,831.04
Cumulative Total				$1,827.29

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Value Fund - Class C
Average expense ratio: 1.97%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$199.98	$10,303.00
2	$10,303.00	$515.15	$10,818.15	$206.04	$10,615.18
3	$10,615.18	$530.76	$11,145.94	$212.29	$10,936.82
4	$10,936.82	$546.84	$11,483.66	$218.72	$11,268.21
5	$11,268.21	$563.41	$11,831.62	$225.35	$11,609.63
6	$11,609.63	$580.48	$12,190.11	$232.17	$11,961.41
7	$11,961.41	$598.07	$12,559.48	$239.21	$12,323.84
8	$12,323.84	$616.19	$12,940.03	$246.46	$12,697.25
Converts from Class C to Class A				Annual Expense Ratio: 1.09%
9	$12,697.25	$634.86	$13,332.11	$141.11	$13,193.71
10	$13,193.71	$659.69	$13,853.40	$146.62	$13,709.58
Cumulative Total				$2,067.95

Delaware Ivy Value Fund - Class I
Average expense ratio: 0.88%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$89.81	$10,412.00
2	$10,412.00	$520.60	$10,932.60	$93.51	$10,840.97
3	$10,840.97	$542.05	$11,383.02	$97.37	$11,287.62
4	$11,287.62	$564.38	$11,852.00	$101.38	$11,752.67
5	$11,752.67	$587.63	$12,340.31	$105.55	$12,236.88
6	$12,236.88	$611.84	$12,848.73	$109.90	$12,741.04
7	$12,741.04	$637.05	$13,378.09	$114.43	$13,265.97
8	$13,265.97	$663.30	$13,929.27	$119.15	$13,812.53
9	$13,812.53	$690.63	$14,503.16	$124.05	$14,381.61
10	$14,381.61	$719.08	$15,100.69	$129.17	$14,974.13
Cumulative Total				$1,084.32

Delaware Ivy Value Fund - Class R6
Average expense ratio: 0.72%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$73.54	$10,428.00
2	$10,428.00	$521.40	$10,949.40	$76.69	$10,874.32
3	$10,874.32	$543.72	$11,418.03	$79.97	$11,339.74
4	$11,339.74	$566.99	$11,906.73	$83.39	$11,825.08
5	$11,825.08	$591.25	$12,416.33	$86.96	$12,331.19
6	$12,331.19	$616.56	$12,947.75	$90.68	$12,858.97
7	$12,858.97	$642.95	$13,501.92	$94.57	$13,409.33
8	$13,409.33	$670.47	$14,079.80	$98.61	$13,983.25
9	$13,983.25	$699.16	$14,682.41	$102.83	$14,581.74
10	$14,581.74	$729.09	$15,310.82	$107.24	$15,205.83
Cumulative Total				$894.48

Delaware Ivy Value Fund - Class R
Average expense ratio: 1.53%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$155.65	$10,347.00
2	$10,347.00	$517.35	$10,864.35	$161.06	$10,706.04
3	$10,706.04	$535.30	$11,241.34	$166.64	$11,077.54
4	$11,077.54	$553.88	$11,631.42	$172.43	$11,461.93
5	$11,461.93	$573.10	$12,035.03	$178.41	$11,859.66
6	$11,859.66	$592.98	$12,452.64	$184.60	$12,271.19
7	$12,271.19	$613.56	$12,884.75	$191.01	$12,697.00
8	$12,697.00	$634.85	$13,331.85	$197.63	$13,137.59
9	$13,137.59	$656.88	$13,794.47	$204.49	$13,593.46
10	$13,593.46	$679.67	$14,273.13	$211.59	$14,065.15
Cumulative Total				$1,823.51

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Value Fund - Class Y
Average expense ratio: 1.11%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$113.16	$10,389.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.14%
2	$10,389.00	$519.45	$10,908.45	$120.72	$10,790.02
3	$10,790.02	$539.50	$11,329.52	$125.38	$11,206.51
4	$11,206.51	$560.33	$11,766.84	$130.22	$11,639.08
5	$11,639.08	$581.95	$12,221.04	$135.25	$12,088.35
6	$12,088.35	$604.42	$12,692.77	$140.47	$12,554.96
7	$12,554.96	$627.75	$13,182.71	$145.89	$13,039.58
8	$13,039.58	$651.98	$13,691.56	$151.52	$13,542.91
9	$13,542.91	$677.15	$14,220.05	$157.37	$14,065.67
10	$14,065.67	$703.28	$14,768.95	$163.44	$14,608.60
Cumulative Total				$1,383.42

Note: Each of the Ivy Funds included above in this Appendix A was a party to a reorganization with a corresponding series of the Waddell & Reed Advisors Funds (each, a WRA Fund). Pursuant to such reorganizations, each WRA Fund was reorganized out of existence. The above Hypothetical Investment and Expense Information was historically included in the WRA Fund prospectus.

This page intentionally left blank.

This page intentionally left blank.

Additional information

Contact information

•
Website: delawarefunds.com

•
Delaware Funds by Macquarie® Service Center: 800 523-1918 (representatives are normally available weekdays from 8:30 am to 6:00 pm ET)

○
For fund information, literature, price, yield, and performance figures.

○
For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•
Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

○
For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•
Written correspondence: Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

Additional information about the Funds' investments is available in their annual and semiannual shareholder reports. In the Funds' annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can find more information about the Funds in their current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual reports, or if you have any questions about investing in the Funds, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Funds' website at delawarefunds.com/literature. You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-06569

IVYPRO 7/22

Prospectus

Nasdaq ticker symbols
	Class A	Class C	Class I	Class R6	Class R	Class Y
Delaware Ivy Global Bond Fund	IVSAX	IVSCX	IVSIX	IVBDX	IYGOX	IVSYX
Delaware Ivy High Income Fund	WHIAX	WRHIX	IVHIX	IHIFX	IYHIX	WHIYX
Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund)	IREAX	IRECX	IRESX	IRENX	IRERX	IREYX
Delaware Ivy Limited-Term Bond Fund	WLTAX	WLBCX	ILTIX	ILMDX	IYLTX	WLTYX
Delaware Ivy Managed International Opportunities Fund	IVTAX	IVTCX	IVTIX	IVTNX	IYMGX	IVTYX
Delaware Ivy Municipal Bond Fund	WMBAX	WMBCX	IMBIX	IMBNX	n/a	n/a
Delaware Ivy Municipal High Income Fund	IYIAX	IYICX	WYMHX	IYINX	n/a	IYIYX
Delaware Ivy Natural Resources Fund	IGNAX	IGNCX	IGNIX	INRSX	IGNRX	IGNYX
Delaware Ivy International Value Fund(formerly, Delaware Ivy Pzena International Value Fund)	ICDAX	ICDCX	ICVIX	ICNGX	IYCUX	ICDYX
Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund)	IBOAX	IBOCX	IVBIX	IBNDX	IYBDX	IBOYX
Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund)	IRSAX	IRSCX	IREIX	IRSEX	IRSRX	IRSYX

July 29, 2022

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Fund summaries	1
Delaware Ivy Global Bond Fund	1
Delaware Ivy High Income Fund	7
Delaware Global Real Estate Fund	13
Delaware Ivy Limited-Term Bond Fund	19
Delaware Ivy Managed International Opportunities Fund	24
Delaware Ivy Municipal Bond Fund	29
Delaware Ivy Municipal High Income Fund	34
Delaware Ivy Natural Resources Fund	39
Delaware Ivy International Value Fund	45
Delaware Ivy Core Bond Fund	50
Delaware Real Estate Securities Fund	56
How we manage the Funds	61
Our principal investment strategies	61
Other investment strategies	73
The risks of investing in the Funds	73
Disclosure of portfolio holdings information	153
Who manages the Funds	154
Investment manager	154
Portfolio managers	155
Manager of managers structure	161
Who’s who	162
About your account	163
Investing in the Funds	163
Choosing a share class	163
Dealer compensation	167
Payments to intermediaries	168
How to reduce your sales charge	169
Buying Class A shares at net asset value	170
Waivers of contingent deferred sales charges	171
How to buy shares	172
Calculating share price	173
Fair valuation	173
Retirement plans	173
Document delivery	173
Inactive accounts	173
How to redeem shares	174
Investor services	175
Frequent trading of Fund shares (market timing and disruptive trading)	176
Dividends, distributions, and taxes	178
Certain management considerations	180
Financial highlights	181
Appendix A: Hypothetical Investment and Expense Information	251
Additional information	265

Fund summaries

Delaware Ivy Global Bond Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Global Bond Fund seeks to provide a combination of current income and capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.32%	0.35%	0.09%	0.07%	0.08%	0.09%
Total annual fund operating expenses	1.19%	1.97%	0.86%	0.70%	1.45%	1.11%
Fee waivers and expense reimbursements	(0.23%)(2)	(0.25%)(2)	(0.12%)(2)	none	none	(0.15%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.96%	1.72%	0.74%	0.70%	1.45%	0.96%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager); distributor, Delaware Distributors, L.P. (Distributor); and/or transfer agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 0.96%; Class B shares at 1.68%; Class C shares at 1.72%; Class I and Class R6 shares at 0.74%; and Class Y shares at 0.96%, from November 15, 2021 through November 15, 2022. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$544	$175	$76	$72	$148	$98
3 years	$789	$594	$262	$224	$459	$338
5 years	$1,054	$1,039	$465	$390	$792	$597
10 years	$1,809	$2,276	$1,050	$871	$1,735	$1,338

1

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund invests at least 40% (or, if the Manager deems it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers, including those located in at least three countries including the United States. Non-US issuers are those that are (1) economically tied to a non-US country or countries, or (2) issued or guaranteed by a company domiciled in, or government of, a non-US country. The Fund may invest in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or US companies of any size, including those in emerging markets, as well as in debt securities issued by foreign or US governments. The Fund may invest up to 100% of its total assets in foreign securities and in securities denominated in currencies other than the US dollar. The Fund may invest in securities of any maturity. The Fund will invest at least 65% of its total assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States.

The Fund may invest in both investment and non-investment-grade securities. It may invest up to 35% of its total assets in non-investment-grade bonds, commonly called “high-yield” or “junk” bonds, that include bonds rated BB+ or lower by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality. The Fund will invest in non-investment-grade securities only if the Manager deems the risks to be consistent with the Fund’s objectives.

The Manager may consider analysis of environmental, social and governance (ESG) factors in evaluating investments for the Fund. This analysis considers various inputs, including metrics sourced from external parties and ESG research providers; commitments on ESG progress from issuers; specific bond formats (such as green or sustainability-linked bonds); issuer engagement; and other external and proprietary inputs to judge the issuer’s contribution to improvements in ESG practice. The Fund may favor securities of issuers that are judged by the Manager to meet high ESG standards, and may avoid investment in certain industry sectors, or in securities of issuers that are judged to not meet the Manager’s ESG requirements.  The Manager relies on a proprietary ESG framework where issuers are assessed on their exposure to, and management of, environmental, social and governance risks. The Manager’s ESG framework relies on its quantitative and qualitative analysis of factors such as industry sector, issuer specific factors such as history and management, and data from multiple sources, including government reports, company filings and external data providers. This framework is subjective in nature and not intended to be an exhaustive list of all possible risks and are provided as an indication of the types of factors being utilized by the Manager.

The Fund may invest in mortgage-backed securities and other asset-backed securities.

The Fund may also use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forwards, and swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Manager may look at a number of factors in selecting securities for the Fund’s portfolio including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, capital structure, management, strategy and accounting); the maturity, quality, and denomination (US dollar, euro, yen, other) of the issue; domicile, market share and industry of the issuer; and analysis of the issuer’s profit history through various economic cycles.

Generally, in determining whether to sell a security, the Manager continues to analyze the factors considered for buying the security. The Manager also considers its assumptions regarding a company, an industry, the markets, an individual economy and/or the global economy. The Manager may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the

2

“Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Capital repatriation risk — The risk that a fund may be unable to repatriate capital from its investments, in whole or in part, which may have an adverse effect on the cash flows and/or performance of the fund. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Bank loans and other direct indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

3

Fund summaries

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value.

Environmental, social and governance (ESG) investing risk — ESG investing risk is the risk that a fund’s strategy may exclude securities of certain issuers for non-financial reasons and the fund may forgo some market opportunities available to funds that do not integrate ESG factors in investment decisions. In addition, there is a risk that the companies identified by a fund’s ESG factors will not operate as expected when addressing ESG issues or they will not exhibit positive ESG characteristics as intended.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment

How has Delaware Ivy Global Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund’s subadvisers changed to Macquarie Investment Management Austria Kapitalanlage, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited, and the Fund changed its investment strategy. The Fund’s performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

4

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	6.96%	1.66%	-0.64%	-3.59%	8.16%	4.8%	-0.36%	7.65%	7.98%	-1.08%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -9.60%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 9.39% for the quarter ended June 30, 2020, and its lowest quarterly return was -6.60% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	-3.57%	3.21%	2.80%
Class A return after taxes on distributions	-4.59%	2.18%	1.62%
Class A return after taxes on distributions and sale of Fund shares	-2.11%	2.02%	1.64%
Class C return before taxes	-2.80%	2.95%	2.45%
Class I return before taxes	-0.87%	3.97%	3.32%
Class R6 return before taxes (lifetime: 7/31/14–12/31/21)	-0.83%	3.99%	2.82%
Class R return before taxes (lifetime: 12/19/12–12/31/21)	-1.56%	3.23%	2.15%
Class Y return before taxes	-1.08%	3.74%	3.07%
Bloomberg Global Aggregate 1-10yr TR, Hedged to USD[1]	0.00%	0.00%	0.00%
Bloomberg US Universal Index	0.00%	0.00%	0.00%
[1]

Effective November 15, 2021, the Fund’s new benchmark index is Bloomberg Global Aggregate 1-10yr TR, Hedged to USD. The Manager believes that this index is more consistent with the investment philosophy of the Fund and more reflective of the types of securities in which the Fund invests than the previous benchmark index. Both the new benchmark index and the Fund’s previous benchmark index noted above are included in this Prospectus for comparison purposes.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Andrew Vonthethoff, CFA	Senior Vice President, Senior Portfolio Manager	November 2021
Matthew Mulcahy	Managing Director, Head of Rates and Currency	November 2021

5

Fund summaries

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Delaware Ivy High Income Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy High Income Fund seeks to provide total return through a combination of high current income and capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)
Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none
Maximum account fee	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.17%	0.17%	0.06%	0.06%	0.06%	0.06%
Total annual fund operating expenses	0.95%	1.70%	0.74%	0.60%	1.34%	0.99%
Fee waivers and expense reimbursements	none	(0.04%)(2)	none	none	none	(0.03%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.95%	1.66%	0.74%	0.60%	1.34%	0.96%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 29, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Distributor, and/or WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class C shares at 1.66%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$543	$169	$76	$61	$136	$98
3 years	$739	$532	$237	$192	$425	$312
5 years	$952	$919	$411	$335	$734	$544
10 years	$1,564	$2,005	$918	$750	$1,613	$1,210

7

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy High Income Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of US and foreign issuers, the risks of which are, in the judgment of Delaware Management Company (Manager) consistent with the Fund’s objective. The Fund invests primarily in lower-quality debt securities, which include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest in fixed-income securities of any maturity.

The Fund may invest up to 100% of its total assets in foreign securities that are denominated in US dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may invest in restricted securities.

Although the Manager considers credit ratings in selecting investments for the Fund, the Manager bases its investment decisions for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. In selecting securities, the Manager may conduct an initial screening of issuers based on characteristics such as yield, performance, maturity and relative value across and within sectors. Following its initial screening, the Manager may look at a number of factors beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions, and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy. Other factors considered include a company’s financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, competitive advantage and capital structure and future capital needs. Initial position sizes are determined based on factors that include size of issue, rating, duration, coupon, call-ability, exposure to a specific industry and leverage.

The Manager attempts to optimize the Fund’s risk/reward by investing in the debt portion of the capital structure that the Manager believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if the Manager believes that market conditions are favorable for a particular type of fixed-income instrument, such as high-yield bonds, most or all of the fixed-income instruments in which the Fund invests may be high-yield bonds. Similarly, if the Manager believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the Fund invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien loans.

Generally, in determining whether to sell a security, the Manager considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, a deterioration of the company’s financial model, credit quality or credit standing, and/or a change in management’s consideration of its creditors. The Manager also may sell a security if, in the Manager’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness and other investments with greater potential exist. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

8

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Bank loans and other direct indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Restricted securities risk — The risk that restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A Securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Fund.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

9

Fund summaries

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy High Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	16.9%	10.2%	1.46%	-7.37%	16.73%	7.99%	-2.73%	11.24%	5.32%	6.77%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -15.68%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 8.54% for the quarter ended June 30, 2020, and its lowest quarterly return was -15.83% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

10

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	4.10%	5.08%	6.12%
Class A return after taxes on distributions	1.34%	2.20%	2.95%
Class A return after taxes on distributions and sale of Fund shares	2.37%	2.58%	3.27%
Class C return before taxes	5.00%	4.87%	5.79%
Class I return before taxes	7.00%	5.85%	6.64%
Class R6 return before taxes (lifetime: 7/31/14–12/31/21)	7.15%	6.01%	4.96%
Class R return before taxes (lifetime: 12/19/12–12/31/21)	6.35%	5.22%	4.91%
Class Y return before taxes	6.78%	5.62%	6.39%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses or taxes)	0.00%	0.00%	0.00%
ICE BofA US High Yield Constrained Index	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Adam H. Brown	Managing Director, Senior Portfolio Manager	November 2021
John P. McCarthy	Managing Director, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

11

Fund summaries

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Delaware Global Real Estate Fund, a series of Ivy Funds

(formerly, Delaware Ivy LaSalle Global Real Estate Fund)

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Global Real Estate Fund seeks to provide total return through long-term capital appreciation and current income.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none
Maximum account fee	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.56%	0.26%	0.26%	0.34%	0.27%	0.30%
Total annual fund operating expenses	1.76%	2.21%	1.36%	1.30%	1.97%	1.65%
Fee waivers and expense reimbursements	(0.28%)(2)(3)	(0.06%)(2)(3)	(0.31%)(2)(3)	(0.25%)(2)(3)	(0.17%)(2)(3)	(0.18%)(2)(3)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.48%	2.15%	1.05%	1.05%	1.80%	1.47%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 29, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Distributor, and/or WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.48%; Class I and Class R6 shares at 1.05%; and Class R at 1.80%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[3]

Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

13

Fund summaries

Class	A	C	I	R6	R	Y
1 year	$717	$218	$107	$107	$183	$150
3 years	$1,072	$685	$400	$387	$602	$503
5 years	$1,450	$1,179	$715	$689	$1,047	$880
10 years	$2,507	$2,539	$1,608	$1,546	$2,282	$1,939

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Fund is a nondiversified fund that seeks to achieve its objective to provide total return through long-term capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the real estate or real estate-related industries (80% policy). The 80% policy is nonfundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund intends to invest primarily in equity and equity-related securities issued by Global Real Estate Companies. The Fund does not invest directly in real estate. The Fund may invest in securities of issuers of any size, but typically will have more exposure to securities issued by large- and mid-capitalization companies. There is no guarantee, however, that the Fund will achieve its objective.

Global Real Estate Companies are companies that meet one of the following criteria:

•companies qualifying for US federal income tax purposes as REITs;

•entities similar to REITs formed under the laws of a country other than the US;

•companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or

•companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Fund’s real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter (OTC). A REIT is a corporation or trust that invests in real estate, mortgages on real estate or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and improvements thereon and real estate mortgages. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively enabling it to eliminate any entity-level federal income tax. As a result, REITs (like regulated investment companies such as the Fund) distribute a larger portion of their earnings to investors than other entities subject to federal income tax that cannot deduct such dividends. A REOC is a corporation or partnership (or an entity classified as such for federal tax purposes) that invests in real estate, mortgages on real estate or shares issued by REITs but also may engage in related or unrelated businesses. A REOC typically is structured as a “C” corporation under the Code and does not qualify for the pass-through tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership. At times, the Fund may invest a significant portion of the Fund’s total assets in a limited number of issuers.

The Fund’s investment strategy utilizes a three-step bottom-up approach (researching individual issuers) with a strong focus on quality, risk and a valuation-based stock selection methodology, supported by a top-down (assessing the market environment) overlay as a check and a balance. The Macquarie Global Listed Real Estate Team (the “Team”) seeks to identify and capitalize on investment opportunities through an integrated approach to individual security-level analysis and long-term trends impacting real estate markets and cycles. The Team applies combined research sources in a disciplined and systematic manner, taking account of mis-pricing opportunities, long term value creation and the level of risk these assets bring to the Fund in both absolute and relative terms. The Team looks to manage risk by allocating capital where it believes it will have the most potential to drive returns which is ultimately in bottom-up stock and sector selection (as further described below) over and above top-down country and regional selection, where the Team feels performance is far harder to derive consistently.

14

A comprehensive and detailed bottom-up research approach is a key element of the Team’s investment process. The Team’s globally integrated, boots on the ground approach applies a rigorous focus on bottom-up company fundamentals to determine risk profile and growth prospects through a detailed review of their property portfolio, business strategy, organizational issues, balance sheet, liquidity, capital structure and management capabilities.   Analysts with primary coverage of a company are further complemented by team members with secondary coverage of the company which encourages peer review and debate and a strong top-down review from regional and global leadership. The Manager believes that bottom-up fundamental research is central in producing the measures used to identify and rank opportunities suitable for investment, skew portfolio construction to quality and help manage risk. The Team believes that a top-down perspective is an important secondary component in building a global listed real estate portfolio and supporting the primary bottom-up function.

The Fund may invest up to 20% of its net assets in securities issued by companies outside of the real estate industry.

Many of the Global Real Estate Companies in which the Fund may invest have diverse operations, with products or services in markets other than their home market. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Under normal circumstances, the Fund will invest at least 40% (or, if the portfolio managers deem it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use futures, options, forward contracts, and swaps in an effort to produce incremental earnings, hedge existing positions, increase or reduce market exposure, manage its exposure (increase or decrease) to various foreign currencies, or to otherwise manage the risks of the Fund’s investments. The Fund also may invest in companies that are offered in IPOs.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real assets industries risk — The risk that the value of a fund’s shares will be affected by factors particular to real assets securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

REOC-related risk — The risk that the value of a fund’s REOC securities may be adversely affected by certain of the same factors that adversely affect REITs and also that a fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Concentration risk — The risk that the Fund’s industry concentration in real asset securities will cause the Fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. The Fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

15

Fund summaries

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Large capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund's share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment

How has Delaware Global Real Estate Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

16

Calendar year-by-year total return (Class A)

Year	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	15.12%	-0.52%	1.56%	8.32%	-5.02%	19.84%	-4.94%	26.72%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -16.71%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 14.96% for the quarter ended March 31, 2019, and its lowest quarterly return was -26.02% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 4/1/13–12/31/21)	22.27%	7.46%	5.56%
Class A return after taxes on distributions	20.76%	5.99%	4.25%
Class A return after taxes on distributions and sale of Fund shares	13.15%	5.18%	3.76%
Class C return before taxes (lifetime: 4/1/13–12/31/21)	24.95%	7.49%	5.08%
Class I return before taxes (lifetime: 4/1/13–12/31/21)	27.22%	8.74%	6.20%
Class R6 return before taxes (lifetime: 7/5/17–12/31/21)	27.20%	-	9.08%
Class R return before taxes (lifetime: 4/1/13–12/31/21)	26.31%	7.92%	5.47%
Class Y return before taxes (lifetime: 4/1/13–12/31/21)	26.66%	8.30%	6.14%
FTSE EPRA Nareit Developed Index (lifetime: 4/1/13–12/31/21) (reflects no deduction for fees, expenses or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Matthew Hodgkins	Head of Americas Listed Real Estate	July 2022

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL)

Portfolio managers	Title with MIMGL	Start date on the Fund
James Maydew	Head of Global Listed Real Estate	July 2022

17

Fund summaries

Portfolio managers	Title with MIMGL	Start date on the Fund
Mark Ferguson	Head of Australian Listed Real Estate	July 2022

Macquarie Investment Management Europe Limited (MIMEL)

Portfolio manager	Title with MIMEL	Start date on the Fund
Ryan Watson	Head of European Listed Real Estate	July 2022

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Portfolio manager	Title with MFMHKL	Start date on the Fund
Jessica Koh	Head of Asia Listed Real Estate	July 2022

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18

Delaware Ivy Limited-Term Bond Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Limited-Term Bond Fund seeks to provide current income consistent with preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none
Maximum account fee	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.17%	0.20%	0.06%	0.05%	0.07%	0.06%
Total annual fund operating expenses	0.89%	1.67%	0.68%	0.53%	1.29%	0.93%
Fee waivers and expense reimbursements	none	none	none	none	none	(0.04%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.89%	1.67%	0.68%	0.53%	1.29%	0.89%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or a 0.75% CDSC on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 29, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Distributor, and/or WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: [_____] shares at [_____]%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$363	$170	$69	$54	$131	$91
3 years	$551	$526	$218	$170	$409	$292
5 years	$754	$907	$379	$296	$708	$511
10 years	$1,341	$1,976	$847	$665	$1,556	$1,139

19

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Delaware Ivy Limited-Term Bond Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed income securities (80% policy), including, but not limited to, fixed income securities issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The Fund may also invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Fund may invest up to 20% of its net assets in below-investment-grade securities (also known as high yield or “junk” bonds). Additionally, the Fund may invest in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases The Fund will maintain an average effective duration from one to three years.

Investment grade debt securities include those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor’s Financial Services LLC (S&P) or that are unrated but determined by the Manager to be of equivalent quality.

The Fund may use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forward foreign currency contracts, and swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective and will limit its investments in derivatives instruments to 20% of its net assets.

The Manager may look at a number of factors in selecting securities for the Fund’s portfolio, beginning with a top-down (assessing the market environment) review of the broad economic and financial trends in the US and world markets. This process aids in the determination of economic fundamentals, which leads to sector allocation. Within a sector, the Manager typically considers the maturity and perceived liquidity of the security, the relative value of the security based on historical yield information, the creditworthiness of the particular issuer (if not backed by the full faith and credit of the Treasury), and prepayment risks for mortgage-backed securities and other debt securities with call provisions.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities, including review of the security’s valuation and the issuer’s creditworthiness. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

20

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Limited-Term Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

21

Fund summaries

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	2.67%	-0.73%	0.85%	0.45%	2.01%	1.71%	0.71%	4.1%	3.79%	-0.60%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -3.97%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 2.36% for the quarter ended June 30, 2020 and its lowest quarterly return was -1.98% for the quarter ended June 30, 2013. The maximum Class A sales charge of 2.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	-3.04%	1.40%	1.22%
Class A return after taxes on distributions	-3.46%	0.72%	0.55%
Class A return after taxes on distributions and sale of Fund shares	-1.81%	0.78%	0.65%
Class C return before taxes	-2.34%	1.16%	0.88%
Class I return before taxes	-0.40%	2.15%	1.72%
Class R6 return before taxes (lifetime: 7/31/14–12/31/21)	-0.24%	2.31%	2.01%
Class R return before taxes (lifetime: 12/19/12–12/31/21)	-1.00%	1.55%	1.00%
Class Y return before taxes	-0.60%	1.92%	1.48%
Bloomberg Barclays 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
J. David Hillmeyer, CFA	Senior Managing Director, Co-Head of US Multisector Fixed Income	November 2021
Daniela Mardarovici, CFA	Managing Director, Co-Head of US Multisector Fixed Income	November 2021

22

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

23

Fund summaries

Delaware Ivy Managed International Opportunities Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Managed International Opportunities Fund seeks to provide capital growth and appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none
Maximum account fee	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution and service (12b-1) fees	0.25%	1.00%	none	none	0.50%	0.25%
Other expenses	0.29%	0.43%	0.15%	0.16%	0.15%	0.18%
Acquired fund fees and expenses	0.84%(3)	0.84%(3)	0.84%(3)	0.84%(3)	0.84%(3)	0.84%(3)
Total annual fund operating expenses	1.43%(2)	2.32%(2)	1.04%(2)	1.05%(2)	1.54%(2)	1.32%(2)
Fee waivers and expense reimbursements	(0.13%)(4)(5)	(0.23%)(4)(5)	(0.04%)(4)(5)	(0.05%)(4)(5)	(0.03%)(4)(5)	(0.10%)(4)(5)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.30%	2.09%	1.00%	1.00%	1.51%	1.22%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The “Total annual fund operating expenses” ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the “Acquired fund fees and expenses.”

[3]

Acquired Fund Fees and Expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RICs for the RICs' most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

[4]

Through July 29, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Distributor, and/or WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 0.46%; Class C shares at 1.25%; Class I shares at 0.16%; Class R shares at 0.72%; and Class Y shares at 0.38%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[5]

Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

24

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$700	$212	$102	$102	$154	$124
3 years	$989	$702	$327	$329	$484	$408
5 years	$1,300	$1,219	$570	$575	$837	$714
10 years	$2,179	$2,638	$1,267	$1,278	$1,832	$1,582

Portfolio turnover

The Fund does not incur transaction costs, such as commissions, when it buys and sells shares of the underlying funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly, including shares of unaffiliated funds. If the Fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when Fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example and would affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Managed International Opportunities Fund is a “fund-of-funds” that seeks to achieve its objective by providing investors a diversified portfolio of international stocks by investing primarily in Class R6 shares of certain Delaware Funds global/international mutual funds, as identified below. Each underlying Delaware Fund, in turn, invests in a diversified portfolio of foreign equity securities of issuers in developed as well as emerging markets, and, to a lesser extent, in US equity securities.

The Board, based upon the recommendation of Delaware Management Company (Manager), has authorized the following target allocation ranges for investment of the Fund’s assets in specific underlying funds, although the Manager expects the allocation will change over time.

Underlying Fund	Maximum Allocation	Minimum Allocation
Delaware Ivy Systematic Emerging Markets Equity Fund	60%	0%
Delaware Ivy Global Equity Income Fund	60%	0%
Delaware Ivy Global Growth Fund	60%	0%
Delaware Ivy International Small Cap Fund	60%	0%
Delaware Ivy International Core Equity Fund	60%	0%
Delaware Ivy International Value Fund	60%	0%

The Manager monitors the Fund’s holdings and cash flow and, in general, manages them as needed in order to maintain the Fund’s target allocations. The Manager does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, the Manager may change allocations within the stated ranges. The Manager may modify the above-specified target asset allocations for the Fund and also may modify, from time to time, the underlying funds selected for the Fund. In addition, the percentage specified at the high end of the investment range for an underlying fund is a target, and from time to time, the Manager or market movements (or a combination of both) may cause the Fund’s investment in an underlying fund to temporarily exceed its target percentage.

By owning shares of the underlying funds, the Fund indirectly holds primarily equity securities of international, including emerging market and, to a lesser extent, US companies of any size.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

25

Fund summaries

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Fund of funds risk — The ability of the Fund to meet its investment objective is directly related to its target allocations among the underlying funds and the ability of those funds to meet their investment objectives. The Fund’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Fund is subject to the same risks as those of the underlying funds it holds. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the underlying funds and the advisory fees paid by some of the underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Fund and must act in the Fund’s best interests.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Investment company securities risk — Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses, which could result in the duplication of certain fees.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Additional information about principal investment strategies, other investments and risks of the underlying funds is provided in each underlying fund’s prospectus.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Managed International Opportunities Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s

26

investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective February 11, 2014, the name of one of the Fund’s underlying funds, Ivy Pacific Opportunities Fund, was changed to Ivy Emerging Markets Equity Fund, and its strategy was changed to reflect a concentration in emerging market equity securities. Performance prior to such time in part reflects Ivy Pacific Opportunities Fund’s former strategy to invest primarily in Pacific region equity securities, and the Fund’s performance may have differed if Ivy Emerging Markets Equity Fund’s current strategy had been in place. In addition, in November 2014, Ivy International Growth Fund increased its emphasis on investment in the stocks of US companies. Also, effective January 1, 2015, the name of Ivy International Growth Fund was changed to Ivy Global Growth Fund and its strategy was changed to reflect a global focus. Performance prior to January 2015 reflects Ivy Global Growth Fund’s former international strategy and may have differed if Ivy Global Growth Fund’s current strategy that includes investing globally had been in place.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	15.93%	15.76%	-0.22%	-1.77%	0.94%	24.43%	-16.11%	20.7%	14.49%	8.46%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -20.80%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 20.38% for the quarter ended June 30, 2020, and its lowest quarterly return was -25.36% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	4.66%	8.58%	7.21%
Class A return after taxes on distributions	4.02%	7.51%	6.54%
Class A return after taxes on distributions and sale of Fund shares	3.17%	6.52%	5.69%
Class C return before taxes	6.87%	8.76%	6.99%
Class I return before taxes	8.81%	9.65%	7.87%
Class R6 return before taxes (lifetime: 7/5/17-12/31/21)	8.71%	-	7.69%
Class R return before taxes (lifetime: 12/19/12–12/31/21)	8.34%	9.21%	6.57%
Class Y return before taxes	8.51%	9.46%	7.69%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

27

Fund summaries

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Aaron D. Young	Vice President, Portfolio Manager	October 2016

Sub-Advisor

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Fund
Stefan Löwenthal	Managing Director, Chief Investment Officer — Global Multi Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management — Global Multi Asset Team	November 2021

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28

Delaware Ivy Municipal Bond Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Municipal Bond Fund seeks to provide the level of current income consistent with preservation of capital and that is not subject to federal income tax.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none
Maximum account fee	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6
Management fees	0.52%	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%
Other expenses	0.10%	0.15%	0.05%	0.05%
Total annual fund operating expenses	0.87%	1.67%	0.72%	0.58%
Fee waivers and expense reimbursements	(0.04%)(2)	none	(0.02%)(2)	none
Total annual fund operating expenses after fee waivers and expense reimbursements	0.83%	1.67%	0.70%	0.58%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 29, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Distributor, and/or WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 0.83% and Class I shares at 0.70%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6
1 year	$531	$170	$72	$59
3 years	$711	$526	$228	$186
5 years	$907	$907	$399	$324
10 years	$1,471	$1,976	$893	$726

29

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Municipal Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in municipal bonds. The Fund mainly invests in municipal bonds of investment grade and of any maturity. Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the US Virgin Islands and Guam), the interest on which is excludable from gross income for federal income tax purposes, although a portion of such interest may be an item of tax preference for purposes of the federal alternative minimum tax (AMT) (Tax Preference Item). Investment grade debt securities include debt securities rated BBB- or higher by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Delaware Management Company (Manager), the Fund’s investment manager, to be of comparable quality.

The Fund diversifies its holdings between two main types of municipal bonds:

•General obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority

•Revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and multi-family housing projects and student loan bonds that finance pools of student loans as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

The Manager attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve. As an overlay to this core strategy, the Manager attempts to identify and capitalize on relative value opportunities that exist between sectors, states (including US possessions), security structures and ratings categories. The Manager monitors relative attractiveness to other taxable fixed-income asset classes, as well as municipal market supply/demand patterns, expectations of US Treasury (Treasury) market performance and overall market liquidity, tax policies and other technical factors, in seeking to identify opportunities for the Fund.

The Manager may look at a number of factors in selecting securities for the Fund’s portfolio. These include the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, the structure of the security, including whether it has a call feature, and the state in which the security is issued.

The Manager seeks to emphasize prudent diversification among sectors, states, security structures, position sizes and ratings categories, in an attempt to reduce overall portfolio risk and performance volatility as well as to emphasize capital preservation. However, the Fund may invest significantly in municipal bonds payable from revenues derived from similar projects, such as those in the healthcare, transportation and utility sectors.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

30

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Focus risk — The risk that, at times, the Fund may invest significantly in municipal bonds that finance similar types of projects, such as those in health care, life care, public power, education and transportation, among others, and in municipal bonds of issuers located in the same geographical area. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, likely would affect all similar projects, thereby increasing market risk.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Political, legislative or regulatory risk — The risk that the municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level.

Alternative minimum tax risk — The risk that the Fund may invest in municipal bonds the interest on which (and, therefore, any part of Fund dividends attributable to such interest) is a Tax Preference Item for shareholders subject to the AMT. If a Fund shareholder’s AMT liability is increased as a result of such treatment, that would reduce the Fund’s after-tax return to the shareholder.

Taxability risk — The risk that the Fund and the Manager rely on the opinion of an issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security backed by such an opinion, distributions by the Fund may become taxable to shareholders due to noncompliant conduct by a bond issuer, unfavorable changes in federal tax laws, or adverse interpretations of tax laws by the Internal Revenue Service (IRS) or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Municipal Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager.

31

Fund summaries

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	7.42%	-3.26%	7.64%	2.57%	0.28%	3.42%	0.95%	5.07%	3.91%	1.40%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -11.36%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 2.94% for the quarter ended March 31, 2014, and its lowest quarterly return was -2.83% for the quarter ended June 30, 2013. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	-1.15%	2.42%	2.63%
Class A return after taxes on distributions	-1.38%	2.37%	2.60%
Class A return after taxes on distributions and sale of Fund shares	0.22%	2.48%	2.64%
Class C return before taxes	-0.44%	2.07%	2.25%
Class I return before taxes	1.54%	3.09%	3.07%
Class R6 return before taxes (lifetime: 7/5/17-12/31/21)	1.66%	-	3.09%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	November 2021

32

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	November 2021
Jake van Roden	Managing Director, Senior Portfolio Manager	November 2021

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class I and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

Dividends paid from interest on municipal securities are excludable from gross income for federal income tax purposes. Dividends paid from interest paid on certain PABs may be a Tax Preference Item and, therefore, increase your AMT liability, if you are subject to the AMT.

The Fund’s distributions, from sources other than tax-exempt interest, generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

33

Fund summaries

Delaware Ivy Municipal High Income Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Municipal High Income Fund seeks to provide a high level of current income that is not subject to federal income tax.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none
Maximum account fee	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	Y
Management fees	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.40%
Other expenses	0.13%	0.20%	0.09%	0.08%	0.09%
Total annual fund operating expenses	0.89%	1.71%	0.75%	0.60%	1.00%
Fee waivers and expense reimbursements	none	(0.13%)(2)	(0.14%)(2)	none	(0.06%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.89%	1.58%	0.61%	0.60%	0.94%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 29, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Distributor, and/or WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class C shares at 1.58%; Class I shares at 0.61%; and Class Y shares at 0.94%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	Y
1 year	$537	$161	$62	$61	$96
3 years	$721	$526	$226	$192	$312
5 years	$921	$916	$403	$335	$547
10 years	$1,497	$2,009	$917	$750	$1,219

34

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Municipal High Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of municipal bonds. Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the US Virgin Islands and Guam), the interest on which is excludable from gross income for federal income tax purposes, although a significant portion of such interest may be an item of tax preference for purposes of the federal alternative minimum tax (AMT) (Tax Preference Item). (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)

The Fund typically invests at least 65% of its total assets in medium- and lower-quality bonds that include bonds rated BBB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Delaware Management Company (Manager) to be of comparable quality. Such investments include non-investment grade debt securities, commonly called “high yield” or “junk” bonds, which typically are rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment grade bonds. Although the Manager considers credit ratings in selecting investments for the Fund, the Manager bases its investment decision for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. The Manager will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, and interest and asset coverage.

The Fund may invest in higher-quality municipal bonds at times when yield spreads are narrow and the Manager believes that the higher yields do not justify the increased risk, and/or when, in the opinion of the Manager, there is a lack of medium- and lower-quality bonds in which to invest.

After conducting a top-down (assessing the market environment) analysis of the municipal high income market, the Manager uses a research-oriented, bottom-up (researching individual issuers) credit-by-credit investment approach. The Manager considers a number of factors in selecting individual securities for the Fund’s portfolio, including the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, the structure of the security, including whether it has a call feature, and the state in which the security is issued.

The Fund primarily invests in revenue bonds: revenue bonds are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

The Fund may invest in PABs in general, in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education, transportation and special tax sectors, and in municipal bonds of issuers located in the same geographical area.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund, including consideration of the security’s current credit quality. Additionally, the Manager may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

35

Fund summaries

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Focus risk — The risk that, at times, the Fund may invest significantly in municipal bonds that finance similar types of projects, such as those in health care, life care, public power, education and transportation, among others, and in municipal bonds of issuers located in the same geographical area. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, likely would affect all similar projects, thereby increasing market risk.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Political, legislative or regulatory risk — The risk that the municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level.

Alternative minimum tax risk — The risk that the Fund may invest in municipal bonds the interest on which (and, therefore, any part of Fund dividends attributable to such interest) is a Tax Preference Item for shareholders subject to the AMT. If a Fund shareholder’s AMT liability is increased as a result of such treatment, that would reduce the Fund’s after-tax return to the shareholder.

Taxability risk — The risk that the Fund and the Manager rely on the opinion of an issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security backed by such an opinion, distributions by the Fund may become taxable to shareholders due to noncompliant conduct by a bond issuer, unfavorable changes in federal tax laws, or adverse interpretations of tax laws by the Internal Revenue Service (IRS) or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document

36

relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Municipal High Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	11.54%	-6.18%	13.51%	4.19%	0.71%	4.22%	1.66%	5.74%	4.09%	5.10%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -12.00%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.53% for the quarter ended March 31, 2014, and its lowest quarterly return was -4.19% for the quarter ended June 30, 2013. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	2.48%	3.63%	4.07%
Class A return after taxes on distributions	2.45%	3.62%	4.05%
Class A return after taxes on distributions and sale of Fund shares	2.75%	3.65%	4.06%
Class C return before taxes	3.36%	3.43%	3.73%
Class I return before taxes	5.39%	4.42%	4.56%
Class R6 return before taxes (lifetime: 7/5/17-12/31/21)	5.40%	-	4.39%
Class Y return before taxes	5.10%	4.16%	4.34%
Bloomberg Municipal High Yield Index (reflects no deduction for fees, expenses or taxes)	0.00%	0.00%	0.00%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).

37

Fund summaries

The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	November 2021
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	November 2021
Jake van Roden	Managing Director, Senior Portfolio Manager	November 2021

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

Dividends paid from interest on municipal securities are excludable from gross income for federal income tax purposes. Dividends paid from interest paid on certain PABs may be a Tax Preference Item and, therefore, increase your AMT liability, if you are subject to the AMT.

The Fund’s distributions, from sources other than tax-exempt interest, generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38

Delaware Ivy Natural Resources Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Natural Resources Fund seeks to provide capital growth and appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none
Maximum account fee	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.72%	0.67%	0.21%	0.18%	0.18%	0.17%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.83%	2.53%	1.22%	1.05%	1.79%	1.43%
Fee waivers and expense reimbursements	none	none	none	none	none	none
Total annual fund operating expenses after fee waivers and expense reimbursements	1.83%	2.53%	1.22%	1.05%	1.79%	1.43%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 29, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Distributor, and/or WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: [_____] shares at [_____]%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

39

Fund summaries

Class	A	C	I	R6	R	Y
1 year	$750	$256	$124	$107	$182	$146
3 years	$1,117	$788	$387	$334	$563	$452
5 years	$1,508	$1,345	$670	$579	$970	$782
10 years	$2,599	$2,866	$1,477	$1,283	$2,105	$1,713

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Natural Resources Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, “natural resources” generally includes, but is not limited to: energy (such as electricity and gas utilities, producers/developers, equipment/services, storage/transportation, gas/oil refining and marketing, service/drilling, pipelines, and master limited partnerships (MLPs)), alternative energy (such as uranium, coal, nuclear, hydrogen, wind, solar, and fuel cells), industrial products (such as building materials, cement, packaging, chemicals, materials infrastructure, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, and tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore, and steel), precious metals and minerals (such as gold, silver, platinum, and diamonds), and agricultural products (such as grains and other foods, seeds, fertilizers, and water). The Fund also may invest in companies that are not within the energy sector but that are engaged in the development of products and services to enhance energy efficiency in the manufacturing, development, and/or providing of products and services.

After conducting a top-down (assessing the market environment) market analysis of the natural resources industry and identifying trends and sectors, Delaware Management Company (Manager) uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Fund, focusing on company fundamentals and growth prospects. The Fund invests in a blend of value and growth companies across the capitalization spectrum, and emphasizes companies that the Manager believes are strongly managed and can generate above-average capital growth and appreciation. The Manager focuses on companies that it believes are high quality, have the potential for sustainable long-term growth and that are low-cost leaders that possess historically strong-producing assets. The Fund typically holds a limited number of stocks (generally 30 to 60).

Under normal circumstances, the Manager anticipates that a significant portion of the Fund’s portfolio will consist of issuers in the energy and materials sectors.

The Fund seeks to be diversified internationally, and therefore, the Manager invests in foreign companies and US companies that have principal operations in foreign jurisdictions. While the Manager typically seeks to invest a majority of the Fund’s assets in the US, the Fund may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country typically is less than 20% of the Fund’s total assets. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may use forward currency contracts in an effort to manage foreign currency exposure.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has sufficiently exceeded its target price, has become overvalued and/or whether the prospects of the issuer have deteriorated. The Manager also will consider the effect of commodity price trends on certain holdings, poor capital management or whether a company has experienced a change or deterioration in its fundamentals, its valuation or its competitive advantage. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

40

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Natural resources industry risk — Investment risks associated with investing in securities of natural resources companies, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. Securities of natural resource companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit high volatility attributable to commodity prices.

Energy sector risk — The risk that investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.

Commodity-related investments risk — The risk that the value of commodities investments will be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. The investment team does not plan to always implement exposure to commodities in the Fund, however they will consider holding commodity exchange traded funds (ETFs) in market scenarios where inflation is running higher than normal and their asset allocation model signals for additional commodity exposure. In addition, the Fund may use futures and options on commodities for a variety of purposes such as hedging against adverse changes in the market prices of securities, as a substitute for purchasing or selling securities, to increase the Fund’s return as a non-hedging strategy that may be considered speculative and to manage the Fund’s portfolio characteristics.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as natural resources) will decline because of changing expectations for the performance of that industry or sector.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Concentration risk — The risk that a concentration in a particular industry will cause a fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. A fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

41

Fund summaries

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a fund's use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk —The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Natural Resources Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Mackenzie Financial Corporation served as the investment subadviser to the Fund until July 1, 2013, at which time Ivy Investment Management Company, the Fund’s prior investment manager, assumed direct investment management responsibilities for the Fund.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

42

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	0.24%	7.96%	-13.32%	-22.42%	23.78%	2.89%	-23.79%	9.21%	-12.38%	26.05%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of 3.55%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 25.86% for the quarter ended June 30, 2020, and its lowest quarterly return was -38.77% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	21.60%	-1.81%	-1.94%
Class A return after taxes on distributions	20.93%	-2.07%	-2.08%
Class A return after taxes on distributions and sale of Fund shares	13.24%	-1.43%	-1.48%
Class C return before taxes	24.35%	-1.72%	-2.07%
Class I return before taxes	26.95%	-0.52%	-1.06%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	27.05%	-0.37%	-3.77%
Class R return before taxes	26.20%	-1.09%	-1.64%
Class Y return before taxes	26.56%	-0.76%	-1.30%
S&P North American Natural Resources Sector Index (reflects no deduction for fees, expenses or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Samuel Halpert	Managing Director, Chief Investment Officer — Global Natural Resources Equity	November 2021
Geoffrey King	Senior Vice President, Portfolio Manager — Global Natural Resources Equity	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

43

Fund summaries

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44

Delaware Ivy International Value Fund, a series of Ivy Funds

(formerly, Delaware Ivy Pzena International Value Fund)

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy International Value Fund seeks to provide capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none
Maximum account fee	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.41%	0.49%	0.14%	0.12%	0.21%	0.15%
Total annual fund operating expenses	1.45%	2.28%	1.08%	0.92%	1.75%	1.34%
Fee waivers and expense reimbursements	none	none	none	none	none	none
Total annual fund operating expenses after fee waivers and expense reimbursements	1.45%	2.28%	1.08%	0.92%	1.75%	1.34%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Delaware Management Company (Manager), the Fund’s investment manager, has contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.21% of average daily net assets from November 15, 2021 through November 15, 2022.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$714	$231	$110	$94	$178	$136
3 years	$1,007	$712	$343	$293	$551	$425
5 years	$1,322	$1,220	$595	$509	$949	$734
10 years	$2,210	$2,615	$1,317	$1,131	$2,062	$1,613

45

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy International Value Fund invests at least 80% of its net assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States. The Fund generally invests up to 15% of its portfolio in emerging markets. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country. The Fund’s portfolio generally will consist of 60 to 80 stocks identified through a research-driven, bottom-up security selection process based on fundamental research, with relative sizing based on valuation, risk and diversification. The Fund will invest at least 65% of its total assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.

The portfolio management team searches for undervalued companies that have potential for improvement that has not yet been recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems or because the companies are in industries that may be out of favor. The portfolio management team believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team’s estimate of intrinsic value. The portfolio management team focuses on out-of-favor stocks that have the potential to realize their intrinsic value within a three- to five-year horizon.

In selecting investments for the Fund:

•Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the team’s understanding of industry cycles, global competitors, and company-specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

•The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The team constructs the portfolio on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sector.

•The Fund may invest in the consumer staples sector. The consumer staples sector consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of, consumer goods and services that have non-cyclical characteristics, such as food and beverage, household goods, personal products, and non-discretionary retail.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Industry, sector, and security risk — The risk that the value of securities in a particular industry or sector (such as financial services or consumer staples) will decline because of changing expectations for the performance of that industry or sector.

46

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

Consumer staples sector risk — Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, world events, government regulation, environmental factors, consumer confidence, consumer spending, marketing, competition, demographics and consumer preferences, product trends, and production spending. Companies in this sector are also affected by natural and man-made disasters and political, social, or labor unrest that affect production and distribution of consumer staple products.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy International Value Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective July 31, 2018, the name of the Fund changed from Ivy Cundill Global Value Fund to Ivy Pzena International Value Fund, the Fund’s subadviser changed to Pzena, and the Fund changed its investment strategy to invest in equity securities of issuers located in, or with significant business, assets, or operations in, countries throughout the world other than the United States. Effective November 15, 2021, the Fund’s subadvisers changed to MIMGL and MFMHKL, and the Fund changed its investment strategy. The Fund’s performance for the period prior to July 31, 2018 and from July 31, 2018 through November 15, 2021 reflects the Fund’s former strategies; its performance may have differed if the Fund’s current strategy had been in place.

47

Fund summaries

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	21.88%	32.09%	-6.69%	-11.55%	12.04%	16.27%	-16.21%	16.91%	6%	11.02%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -20.16%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 24.06% for the quarter ended December 31, 2020, and its lowest quarterly return was -30.45% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	7.11%	5.29%	6.78%
Class A return after taxes on distributions	6.69%	4.31%	6.25%
Class A return after taxes on distributions and sale of Fund shares	4.79%	3.93%	5.37%
Class C return before taxes	9.14%	5.32%	6.64%
Class I return before taxes	11.42%	6.48%	7.65%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	11.58%	6.66%	3.38%
Class R return before taxes (lifetime: 12/19/12-12/31/21)	10.78%	5.88%	5.45%
Class Y return before taxes	11.13%	6.22%	7.39%
MSCI EAFE (Europe, Australasia, Far East) Index (net) (reflects no deduction for fees, expenses or taxes)	0.00%	0.00%	0.00%
MSCI EAFE (Europe, Australasia, Far East) Index (gross) (reflects no deduction for fees, expenses or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Jens Hansen	Managing Director, Chief Investment Officer — Global Equity Team	November 2021
Klaus Petersen, CFA	Managing Director, Senior Portfolio Manager	November 2021
Claus Juul	Vice President, Portfolio Manager	November 2021
Åsa Annerstedt	Vice President, Portfolio Manager	November 2021

48

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Allan Saustrup Jensen, CFA, CAIA®	Vice President, Portfolio Manager	November 2021
Christopher Gowlland, CFA	Senior Vice President, Head of Equity Quantitative Research	November 2021

Sub-Advisors

Macquarie Investment Management Global Limited (MIMGL)

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

49

Fund summaries

Delaware Ivy Core Bond Fund, a series of Ivy Funds

(formerly, Delaware Ivy Securian Core Bond)

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Core Bond Fund seeks to provide current income consistent with preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none
Maximum account fee	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.22%	0.25%	0.05%	0.06%	0.08%	0.08%
Total annual fund operating expenses	0.98%	1.76%	0.71%	0.58%	1.34%	0.99%
Fee waivers and expense reimbursements	(0.12%)(2),(3)	(0.10%)(2),(3)	(0.26%)(2),(3)	(0.13%)(2),(3)	(0.13%)(2),(3)	(0.13%)(2),(3)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.86%	1.66%	0.45%	0.45%	1.21%	0.86%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Delaware Management Company (Manager), the Fund’s investment manager, has contractually agreed to reduce the management fee paid by the Fund by an annual rate of [___]% of average daily net assets from [____] through [___].

[3]

Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

50

Class	A	C	I	R6	R	Y
1 year	$534	$169	$46	$46	$123	$88
3 years	$737	$544	$201	$173	$412	$302
5 years	$956	$945	$369	$311	$722	$534
10 years	$1,587	$2,065	$858	$713	$1,601	$1,201

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Core Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed-income securities (80% policy). Delaware Management Company (Manager) invests in a variety of fixed-income securities that have investment grade credit ratings from any nationally recognized statistical rating organization (NRSRO). The fixed-income securities the Manager selects for the portfolio are typically rated BBB- and above by S&P Global Ratings, a division of S&P Global Inc. (S&P), Baa3 and above by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another NRSRO. The Manager may also invest in unrated fixed-income securities if it believes their credit quality is comparable to those that have investment grade ratings.

The Fund may invest in a wide range of fixed-income securities, including, but not limited to, investment grade and high yield debt securities, corporate debt securities, residential and commercial mortgage-backed securities, debt securities issued or guaranteed by the US government or any of its agencies or instrumentalities (US government securities), other asset-backed securities, international developed and emerging market debt securities, and bank loans, among others. The Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings, and may invest in debt securities with varying maturities located within a variety of sectors and industries. The Manager will determine how much of the Fund’s assets to allocate to each of these types of securities, based on its evaluation of economic and market conditions, and its assessment of the returns and potential for appreciation that can be achieved. The Manager will periodically reallocate the Fund’s assets as deemed necessary.

Although the Fund invests primarily in investment-grade debt securities, it may invest up to 35% of its net assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds, that include debt securities rated below BBB- by S&P, and similarly rated by all other NRSROs, subject to available rating or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest up to 40% of its net assets in foreign securities. The Fund’s total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 20% of net assets. The Fund’s investments in emerging markets will, in the aggregate, be limited to no more than 20% of the Fund’s net assets.

The Fund may also use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Fund will use derivatives for both hedging and non-hedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective.

In selecting securities for the Fund, the Manager uses a bottom-up (researching individual issuers), fundamental approach by focusing on security selection and sector allocation. The Manager focuses on relative value trading among fixed-income securities, and considers factors such as security pricing, industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Manager’s investment process also includes a top-down (assessing the market environment) overlay for portfolio and risk management that considers factors such as economic growth, inflation expectations, business sentiment, fiscal and monetary policy, global growth and the credit cycle, among other factors. Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities, including review of the security’s valuation and the issuer’s creditworthiness. The Manager also may sell a security in light of interest rate expectations, changes in credit spreads, if the issuer’s investment thesis is no longer valid, to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

51

Fund summaries

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Leveraging risk — The risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Valuation risk — The risk that a less liquid secondary market may make it more difficult for a fund to obtain precise valuations of certain securities in its portfolio.

52

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Core Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective July 29, 2022, the Fund changed its investment strategy. The Fund’s performance for period prior to July 29, 2022 reflects the Fund’s former strategies; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	7%	-0.94%	5.9%	-0.31%	4.2%	5.05%	-0.84%	8.71%	6.69%	-0.35%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -10.75%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 6.28% for the quarter ended June 30, 2020, and its lowest quarterly return was -3.01% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

53

Fund summaries

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	-2.80%	3.26%	3.19%
Class A return after taxes on distributions	-3.61%	1.97%	1.95%
Class A return after taxes on distributions and sale of Fund shares	-1.63%	1.95%	1.91%
Class C return before taxes	-2.10%	3.02%	2.84%
Class I return before taxes	0.07%	4.26%	3.85%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	0.07%	4.26%	3.75%
Class R return before taxes (lifetime: 12/19/12–12/31/21)	-0.69%	3.48%	2.78%
Class Y return before taxes	-0.35%	3.83%	3.50%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
J. David Hillmeyer, CFA	Senior Managing Director, Co-Head of US Multisector Fixed Income	July 2022
Daniela Mardarovici, CFA	Managing Director, Co-Head of US Multisector Fixed Income	July 2022

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

54

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

55

Fund summaries

Delaware Real Estate Securities Fund, a series of Ivy Funds

(formerly, Delaware Ivy Securian Real Estate Securities Fund)

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Real Estate Securities Fund seeks to provide total return through capital appreciation and current income.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%(1)	1.00%(1)	none	none	none	none
Maximum account fee	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	R	Y
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	0.15%	0.01%	0.75%	0.40%
Other expenses	0.33%	0.53%	0.14%	0.12%	0.14%	0.11%
Total annual fund operating expenses	1.38%	2.33%	1.09%	0.93%	1.69%	1.31%
Fee waivers and expense reimbursements	none	none	none	none	none	none
Total annual fund operating expenses after fee waivers and expense reimbursements	1.38%	2.33%	1.09%	0.93%	1.69%	1.31%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 29, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Distributor, and/or WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class E shares at 1.22%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board). The Manager has also contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.10% of average daily net assets from July 29, 2021 through July 29, 2023.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

56

Class	A	C	I	R6	R	Y
1 year	$707	$236	$111	$95	$172	$133
3 years	$987	$727	$347	$296	$533	$415
5 years	$1,287	$1,245	$601	$515	$918	$718
10 years	$2,137	$2,666	$1,329	$1,143	$1,998	$1,579

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its objective to provide total return through capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of companies in the real estate or real estate-related industries (80% policy). The 80% policy is nonfundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund does not invest directly in real estate. The Fund may invest in securities of issuers of any size, including issuers with small, mid or large market capitalizations, although the Fund generally tends to focus on mid- and large-capitalization issuers.

“Real estate” securities include securities offered by issuers that receive at least 50% of their gross revenue from the construction, ownership, leasing, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include REITs, REOCs, real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly-traded limited partnerships.

“Real estate-related” securities include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, brokers, financial institutions that issue or service mortgages and resort companies.

The Fund’s investment strategy utilizes a three-step bottom-up approach (researching individual issuers) with a strong focus on quality, risk and a valuation-based stock selection methodology, supported by a top-down (assessing the market environment) overlay as a check and a balance. The Macquarie Global Listed Real Estate Team (the “Team”) seeks to identify and capitalize on investment opportunities through an integrated approach to individual security-level analysis and long-term trends impacting real estate markets and cycles. The Team applies combined research sources in a disciplined and systematic manner, taking account of mis-pricing opportunities, long term value creation and the level of risk these assets bring to the Fund in both absolute and relative terms. The Team looks to manage risk by allocating capital where it believes it will have the most potential to drive returns which is ultimately in bottom-up stock and sector selection (as further described below) over and above top-down country and regional selection, where the Team feels performance is far harder to derive consistently.

Most of the Fund’s real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation (or trust or association that otherwise would be taxable as such) that invests in real estate, mortgages on real estate or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and improvements thereon and real estate mortgages. The Fund primarily invests in shares of equity REITs but also invests lesser portions of its assets in shares of mortgage REITs and hybrid REITs.

The Fund may invest up to 25% of its total assets in foreign securities and may invest up to 20% of its net assets in securities issued by companies outside of the real estate industry.

The Fund also may invest in an ETF to replicate a REIT or real estate stock index or a basket of REITs or real estate stocks, as well as in an ETF that attempts to provide enhanced performance, or inverse performance, on such indexes or baskets. The Fund may invest in companies that are offered in IPOs.

An investment in the Fund may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers.

57

Fund summaries

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real assets industries risk — The risk that the value of a fund’s shares will be affected by factors particular to real assets securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

REIT-related risk — The value of the Fund’s securities of a REIT may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, loss of the REIT’s federal tax status or changes in laws and/or rules related to that status, or the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940, as amended. In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

REOC-related risk — The risk that the value of a fund’s REOC securities may be adversely affected by certain of the same factors that adversely affect REITs and also that a fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other fund. In addition, a fund that holds a limited number of securities may be more volatile than those fund that hold a greater number of securities.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Concentration risk — The risk that a concentration in a particular industry will cause a fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. A fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

58

How has Delaware Real Estate Securities Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective [_____], 2022, the Fund changed its investment strategy. The Fund’s performance for period prior to [_____], 2022 reflects the Fund’s former strategies; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	17.21%	0.74%	29.71%	4.47%	4.09%	5.27%	-5.75%	24.3%	-3.48%	43.62%

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -20.30%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.60% for the quarter ended December 31, 2021, and its lowest quarterly return was -21.73% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or Lifetime
Class A return before taxes	38.58%	10.53%	10.64%
Class A return after taxes on distributions	33.73%	8.05%	8.70%
Class A return after taxes on distributions and sale of Fund shares	24.56%	7.59%	8.05%
Class C return before taxes	41.28%	10.41%	10.37%
Class I return before taxes	44.01%	11.72%	11.49%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	44.22%	11.89%	10.88%
Class R return before taxes	43.19%	11.05%	10.82%
Class Y return before taxes	43.74%	11.48%	11.25%
FTSE Nareit Equity REITs Index (reflects no deduction for fees, expenses or taxes)	0.00%	0.00%	0.00%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

59

Fund summaries

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Matthew Hodgkins	Head of Americas Listed Real Estate	July 2022

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL)

Portfolio managers	Title with MIMGL	Start date on the Fund
James Maydew	Head of Global Listed Real Estate	July 2022
Mark Ferguson	Head of Australian Listed Real Estate	July 2022

Macquarie Investment Management Europe Limited (MIMEL)

Portfolio manager	Title with MIMEL	Start date on the Fund
Ryan Watson	Head of European Listed Real Estate	July 2022

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Portfolio manager	Title with MFMHKL	Start date on the Fund
Jessica Koh	Head of Asia Listed Real Estate	July 2022

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

60

How we manage the Funds

Our principal investment strategies

Delaware Ivy Global Bond Fund

Under normal circumstances, the Fund invests at least 40% (or, if the Manager deems it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers, including those located in at least three countries including the United States. Non-US issuers are those that are (1) economically tied to a non-US country or countries, or (2) issued or guaranteed by a company domiciled in, or government of, a non-US country. The Fund may invest in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or US companies of any size, including those in emerging markets, as well as in debt securities issued by foreign or US governments. The Fund may invest up to 100% of its total assets in foreign securities and in securities denominated in currencies other than the US dollar. The Fund may invest in securities of any maturity.

The Fund may invest in both investment and non-investment-grade securities. It may invest up to 35% of its total assets in non-investment-grade bonds, commonly called “high-yield” or “junk” bonds, that include bonds rated BB+ or lower by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality. The Fund will invest in non-investment-grade securities only if the Manager deems the risks to be consistent with the Fund's objectives.

The Manager may consider analysis of environmental, social and governance (ESG) factors in evaluating investments for the Fund. This analysis considers various inputs, including metrics sourced from external parties and ESG research providers; commitments on ESG progress from issuers; specific bond formats (such as green or sustainability-linked bonds); issuer engagement; and other external and proprietary inputs to judge the issuer's contribution to improvements in ESG practice. The Fund may favor securities of issuers that are judged by the Manager to meet high ESG standards, and may avoid investment in certain industry sectors, or in securities of issuers that are judged to not meet the Manager's ESG requirements. The Manager relies on a proprietary ESG framework where issuers are assessed on their exposure to, and management of, environmental, social and governance risks. The Manager's ESG framework relies on its quantitative and qualitative analysis of factors such as industry sector, issuer specific factors such as history and management, and data from multiple sources, including government reports, company filings and external data providers. This framework is subjective in nature and not intended to be an exhaustive list of all possible risks and are provided as an indication of the types of factors being utilized by the Manager.

The Fund may invest in mortgage-backed securities and other asset-backed securities.

The Fund may also use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forwards, and swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Manager may look at a number of factors in selecting securities for the Fund's portfolio including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, capital structure, management, strategy and accounting); the maturity, quality, and denomination (US dollar, euro, yen, other) of the issue; domicile, market share and industry of the issuer; and analysis of the issuer's profit history through various economic cycles.

Generally, in determining whether to sell a security, the Manager continues to analyze the factors considered for buying the security. The Manager also considers its assumptions regarding a company, an industry, the markets, an individual economy and/or the global economy. The Manager may sell a security to reduce the Fund's holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge.

61

How we manage the Funds

Delaware Ivy High Income Fund

The Fund seeks to achieve its objective to provide total return through a combination of high current income and capital appreciation by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of US and foreign issuers, the risks of which are, in the judgment of the Manager, consistent with the Fund's objective. There is no guarantee, however, that the Fund will achieve its objective.

In general, the high level of income that the Fund seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by the Manager to be of comparable quality; these include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The Manager invests primarily in fixed income securities that it believes will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. Before selecting high yield corporate bonds, the Manager carefully evaluates each individual bond, including its income potential and the size of the bond issuance. The size of the issuance helps the Manager evaluate how easily it may be able to buy and sell the bond.

The Manager also does a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

The Manager maintains a well-diversified portfolio of high yield bonds that represents many different sectors and industries. Through diversification the Manager can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Fund strives to provide total return, with high current income as a secondary objective. Before purchasing a bond, the Manager evaluates both the income level and its potential for price appreciation.

The Manager attempts to optimize the Fund's risk/reward by investing in the debt portion of the capital structure that the Manager believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high- yield bonds. For example, if the Manager believes that market conditions are favorable for a particular type of fixed-income instrument, such as high-yield bonds, most or all of the fixed-income instruments in which the Fund invests may be high-yield bonds. Similarly, if the Manager believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the Fund invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first- lien loans.

The Fund also may own, to a lesser degree, preferred stocks, common stocks and convertible securities and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The prices of common stocks and other equity securities tend to fluctuate in the short term, particularly those of smaller companies. The Fund may invest in restricted securities, including Rule 144A Securities. The Fund may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act.

The Fund may invest up to 100% of its total assets in foreign securities, including securities of issuers in emerging markets. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use futures contracts and swaps (including credit default swaps and total return swaps). The Fund may use these derivatives in an attempt to enhance return, to hedge broad or specific fixed-income market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas, to invest in foreign currencies or securities not otherwise readily available, to mitigate the impact of rising interest rates or to otherwise manage the risks of the Fund. In an effort to manage foreign currency exposure, the Fund may use forward currency contracts to either increase or decrease exposure to a given currency. With credit default swaps, the Fund either may sell or buy credit protection with respect to bonds, loans or other debt securities pursuant to the terms of these contracts.

When the Manager believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Fund, the Manager may invest up to 100% of the Fund's assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount

62

master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. It also may shorten the average maturity of the Fund's debt holdings or emphasize investment-grade debt securities.

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objective.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge.

Delaware Global Real Estate Fund

The Fund is a nondiversified Fund that seeks to achieve its objective to provide total return through long-term capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the real estate or real estate-related industries (80% policy). The 80% policy is nonfundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund intends to invest primarily in equity and equity-related securities issued by Global Real Estate Companies. The Fund does not invest directly in real estate. The Fund may invest in securities of issuers of any size, but typically will have more exposure to securities issued by large- and mid-capitalization companies. There is no guarantee, however, that the Fund will achieve its objective.

Global Real Estate Companies are companies that meet one of the following criteria:

•
companies qualifying for US federal income tax purposes as REITs;

•
entities similar to REITs formed under the laws of a country other than the US;

•
companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or

•
companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Fund's real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter (OTC). A REIT is a corporation or trust that invests in real estate, mortgages on real estate or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and improvements thereon and real estate mortgages. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively enabling it to eliminate any entity-level federal income tax. As a result, REITs (like regulated investment companies such as the Fund) distribute a larger portion of their earnings to investors than other entities subject to federal income tax that cannot deduct such dividends. A REOC is a corporation or partnership (or an entity classified as such for federal tax purposes) that invests in real estate, mortgages on real estate or shares issued by REITs but also may engage in related or unrelated businesses. A REOC typically is structured as a “C” corporation under the Code and does not qualify for the pass-through tax treatment that is accorded a REIT. In addition, the value of the Fund's securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership. At times, the Fund may invest a significant portion of the Fund's total assets in a limited number of issuers.

The Fund's investment strategy utilizes a three-step bottom-up approach (researching individual issuers) with a strong focus on quality, risk and a valuation-based stock selection methodology, supported by a top-down (assessing the market environment) overlay as a check and a balance. The Macquarie Global Listed Real Estate Team (the “Team”) seeks to identify and capitalize on investment opportunities through an integrated approach to individual security-level analysis and long-term trends impacting real estate markets and cycles. The Team applies combined research sources in a disciplined and systematic manner, taking account of mis-pricing opportunities, long term value creation and the level of risk these assets bring to the Fund in both absolute and relative terms. The Team looks to manage risk by allocating capital where it believes it will have the most potential to drive returns which is ultimately in bottom-up stock and sector selection (as further described below) over and above top-down country and regional selection, where the Team feels performance is far harder to derive consistently.

A comprehensive and detailed bottom-up research approach is a key element of the Team's investment process. The Team's globally integrated, boots on the ground approach applies a rigorous focus on bottom-up company fundamentals to determine risk profile and growth prospects through a detailed review of their property portfolio, business strategy, organizational issues, balance sheet, liquidity, capital structure and management capabilities. Analysts

63

How we manage the Funds

with primary coverage of a company are further complemented by team members with secondary coverage of the company which encourages peer review and debate and a strong top-down review from regional and global leadership. The Manager believes that bottom-up fundamental research is central in producing the measures used to identify and rank opportunities suitable for investment, skew portfolio construction to quality and help manage risk. The Team believes that a top-down perspective is an important secondary component in building a global listed real estate portfolio and supporting the primary bottom-up function.

The Fund may invest up to 20% of its net assets in securities issued by companies outside of the real estate industry.

Many of the Global Real Estate Companies in which the Fund may invest have diverse operations, with products or services in markets other than their home market. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Under normal circumstances, the Fund will invest at least 40% (or, if the portfolio managers deem it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers.

The Fund also may invest in an exchange traded fund (ETF) to replicate a REIT or real estate stock index or a basket of REITs or real estate stocks. Ownership of ETFs results in the Fund bearing its proportionate share of the ETFs' fees and expenses and proportionate exposure to the risks associated with the ETFs' underlying investments.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use futures, options, forward contracts, and swaps in an effort to produce incremental earnings, hedge existing positions, increase or reduce market exposure, manage its exposure (increase or decrease) to various foreign currencies, or to otherwise manage the risks of the Fund's investments. The Fund also may invest in companies that are offered in IPOs.

An investment in the Fund may encounter the risk of greater volatility, due to the limited number of issuers of real estate securities, than an investment in a portfolio of securities selected from a greater number of issuers. Moreover, the value of the Fund's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

When the Team believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Team believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Delaware Ivy Limited-Term Bond Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed income securities (80% policy), including, but not limited to, fixed income securities issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The Fund may also invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Fund may invest up to 20% of its net assets in below-investment-grade securities (also known as high yield or “junk” bonds). Additionally, the Fund may invest in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases The Fund will maintain an average effective duration from one to three years.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Manager believes are the best investments for the Fund. Securities in which the Fund may invest include, but are not limited to, the following:

•
securities issued or guaranteed by the US government, such as US Treasuries;

64

•
securities issued by US government agencies or instrumentalities, such as securities of Ginnie Mae;

•
investment grade and below-investment-grade corporate bonds; nonagency mortgage-backed securities (MBS), asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);

•
securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and US dollars;

•
bank loans; and

•
short-term investments.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use futures contracts, options on futures contracts, Treasury swaps and OTC options, in an attempt to hedge broad or specific fixed-income market movements, to take a directional position on interest rates, to mitigate the impact of rising interest rates, to manage or adjust the duration of its investments or to otherwise manage the risks of the Fund's investments.

The Fund may invest in Rule 144A Securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. The Fund may also invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Manager will limit the Fund's investments in total non-US dollar currency to no more than 10% of its net assets. The Fund may hedge its total foreign currency exposure. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank, and the Asian Development Bank.

The Fund may invest in sponsored and unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), or global depositary receipts (GDRs). The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies.

The Fund will invest in both rated and unrated foreign securities.

The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations.

When the Manager believes that a defensive position is desirable, due to present or anticipated market or economic conditions, it may take a number of actions. For example, the Fund may sell longer-term debt securities and buy shorter-term debt securities or invest in money market instruments. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Delaware Ivy Managed International Opportunities Fund

Delaware Ivy Managed International Opportunities Fund, whose objective is to seek to provide capital growth and appreciation, is a “fund of funds,” which means that it invests, almost exclusively, in other funds within Delaware Funds as described earlier, rather than investing directly in stocks, bonds and other instruments.

The Fund seeks to provide investors a diversified portfolio of international stocks by investing primarily in Class R6 shares of certain Delaware Funds global/international mutual funds, as identified below. Each underlying fund, in turn, invests in a diversified portfolio of foreign equity securities of issuers in developed as well as emerging markets, and, to a lesser extent, in US equity securities.

The Board, based upon the recommendation of the Manager, has authorized the following target allocation ranges for investment of the Fund's assets in specific underlying funds, although the Manager expects the allocation will change over time:

Underlying Fund	Maximum Allocation	Minimum Allocation
Delaware Ivy Systematic Emerging Markets Equity Fund	60%	0%
Delaware Ivy Global Equity Income Fund	60%	0%
Delaware Ivy Global Growth Fund	60%	0%

65

How we manage the Funds

Underlying Fund	Maximum Allocation	Minimum Allocation
Delaware Ivy International Small Cap Fund	60%	0%
Delaware Ivy International Core Equity Fund	60%	0%
Delaware Ivy International Value Fund	60%	0%

The Fund also may purchase shares of any registered investment company not affiliated with Delaware Funds (an “unaffiliated fund”), provided that, immediately after such purchase, the Fund does not own more than 3% of the total outstanding stock of such unaffiliated fund. The Fund anticipates that investments in unaffiliated funds will be minimal, if any.

Certain of the funds within Delaware Funds are selected for the Fund to establish a diversified range of investments to assist the Fund in achieving its investment objectives.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Delaware Ivy Municipal Bond Fund

The Fund seeks to achieve its objective to provide the level of current income consistent with preservation of capital and that is not subject to federal income tax by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds. The Fund mainly invests in municipal bonds of investment grade and of any maturity. There is no guarantee, however, that the Fund will achieve its objective.

As used in this Prospectus, “municipal bonds” means obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the US Virgin Islands and Guam), the interest on which is excludable from gross income for federal income tax purposes. The Fund and the Manager rely on the opinion of bond counsel for an issuer in determining whether the interest on such issuer's obligations is excludable. A portion of such interest and, therefore, Fund dividends attributable to such interest, may be a Tax Preference Item.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. The Fund's investments may have various types of interest rate payments and reset terms, including fixed-rate, floating-rate and auction-rate features.

For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source.

The Manager attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve. As an overlay to this core strategy, the Manager attempts to identify and capitalize on relative value opportunities that exist between sectors, states (including US possessions), security structures and ratings categories. The Manager monitors relative attractiveness to other taxable fixed-income asset classes, as well as municipal market supply/demand patterns, expectations of Treasury market performance and overall market liquidity, tax policies and other technical factors, in seeking to identify opportunities for the Fund.

The Manager may look at a number of factors in selecting securities for the Fund's portfolio. These include the security's current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, the structure of the security, including whether it has a call feature, and the state in which the security is issued.

The Manager seeks to emphasize prudent diversification among sectors, states, security structures, position sizes and ratings categories, in an attempt to reduce overall portfolio risk and performance volatility as well as to emphasize capital preservation. However, the Fund may invest significantly in municipal bonds payable from revenues derived from similar projects, such as those in the health care, transportation and utility sectors.

The Fund may invest in revenue bonds, which are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations, housing bonds that finance pools of single family home mortgages and multi-family housing projects, student loan bonds that finance pools of student loans, bonds that finance charter schools and tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state's share of annual tobacco settlement revenues.

The Fund may invest up to 100% of its total assets in revenue bonds (which may have adverse federal income tax consequences), in securities the payment of principal and interest on which are payable from revenues derived from similar projects, or in municipal bonds of issuers located in the same geographical area. The Fund will not, however, have more than 25% of its total assets in revenue bonds issued for any one industry or in any one state.

66

The Fund may invest up to 20% of its net assets in a combination of obligations that pay taxable interest (taxable obligations) and options, futures contracts and other derivative instruments, which generate taxable income. Such taxable obligations and instruments may include, but are not limited to, the following:

•
US government securities

•
obligations of US banks and certain savings and loan associations

•
US dollar-denominated commercial paper and other cash equivalent securities issued by US and foreign issuers that are rated at least A by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality

•
any of the foregoing obligations subject to repurchase agreements

•
credit default swaps on the debt of financial entities that insure municipal bonds

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and debt securities that pay taxable interest and its other investment limitations, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve its objective. The Fund may invest in exchange traded funds (ETFs).

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use futures contracts and similar derivative instruments designed for hedging purposes and/or to take a directional position on interest rates. The Fund also may hold a portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates. Distributions to Fund shareholders of net income from taxable obligations, repurchase agreements and derivative instruments, as well as of any net capital gains the Fund realizes, will be subject to federal income tax.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. In addition, the Manager may:

•
shorten the average maturity of the Fund's investments

•
hold taxable obligations, subject to the limitations stated above

•
emphasize debt securities which the Manager believes are of a higher quality than those the Fund would ordinarily hold

•
invest in higher coupon pre-refunded bonds

By taking a temporary defensive position however, the Fund may not achieve its investment objective.

Delaware Ivy Municipal High Income Fund

The Fund seeks to achieve its objective to provide a high level of current income that is not subject to federal income tax by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of municipal bonds. The Fund typically invests at least 65% of its total assets in medium- and lower-quality municipal bonds that generally provide higher yields than bonds of higher quality. The Fund may invest up to 100% of its total assets in non-investment grade bonds. There is no guarantee, however, that the Fund will achieve its objective.

The Fund and the Manager rely on the opinion of bond counsel for an issuer in determining whether the interest on such issuer's obligations is excludable from gross income for federal income tax purposes. A significant portion, up to 40%, of the Fund's dividends attributable to municipal bond interest may be a Tax Preference Item; however, the Manager does not currently anticipate that the Fund will reach this level and estimates that approximately 20% or less of the Fund's dividends attributable to municipal bond interest may be a Tax Preference Item. This would have the effect of reducing the Fund's after-tax return to any investor whose AMT liability was increased by the Fund's dividends.

As used in this Prospectus, “municipal bonds” means obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the US Virgin Islands and Guam), the interest on which is excludable from gross income for federal income tax purposes. The main type of municipal bond in which the Fund invests are revenue bonds. The Fund's investments may have various types of interest rate payments and reset terms, including fixed-rate, floating-rate and auction-rate features.

Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. Other municipal obligations include

67

How we manage the Funds

lease obligations of municipal authorities or entities and participations in these obligations. The Fund may periodically invest in general obligation bonds for which the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are the best investments for the Fund.

The Manager considers a number of factors in selecting individual securities for the Fund's portfolio, including the security's current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, the structure of the security, including whether it has a call feature, and the state in which the security is issued. The Fund will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Manager may sell securities for a variety of reasons such as: to reinvest the proceeds in higher yielding securities; to eliminate investments not consistent with the preservation of capital; to honor redemption requests; or to address a weakening credit situation. As a result, the Fund may realize capital gains that could be taxable to shareholders or they may realize losses.

During normal circumstances, the Fund invests:

•
at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds

•
at least 65% of its total assets in medium and lower-quality municipal bonds, that include bonds rated BBB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality

At times when yield spreads are narrow and the Manager believes that the higher yields do not justify the increased risk and/or when, in the opinion of the Manager, there is a lack of medium- and lower-quality securities in which to invest, the Fund may invest in higher- quality municipal bonds, and may invest less than 65% of its total assets in medium- and lower-quality municipal bonds.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements for municipal securities will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. The Fund may purchase municipal securities insured by any insurer, regardless of its rating. A municipal security will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Fund.

During normal market conditions, the Fund may invest up to 20% of its net assets in a combination of taxable obligations and in options, futures contracts and other derivative instruments, which generate taxable income. Such taxable obligations and instruments may include, but are not limited to, the following:

•
US government securities

•
obligations of US banks and certain savings and loan associations

•
US dollar-denominated commercial paper and other cash equivalent securities issued by US and foreign issuers that are rated at least A by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality

•
any of the foregoing obligations subject to repurchase agreements

•
credit default swaps on the debt of financial entities that insure municipal bonds

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use futures contracts and similar derivative instruments designed for hedging purposes, and/or to take a directional position on interest rates. The Fund also may hold a portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates. Distributions to Fund shareholders of net income from taxable obligations, repurchase agreements and derivative instruments, as well as of any net capital gains the Fund realizes, will be subject to federal income tax.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. In addition, the Manager may invest in shorter-duration bonds which the Manager believes are of higher credit quality or up to all of its assets in taxable obligations, which would result in a higher proportion of its income (and thus its dividends) being subject to federal income tax. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

68

Delaware Ivy Natural Resources Fund

The Fund seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies (80% policy). The 80% policy is nonfundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. There is no guarantee, however, that the Fund will achieve its objective.

The Manager attempts to manage risk through diversifying the Fund's holdings by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce Fund volatility.

After conducting a top-down (assessing the market environment) market analysis of the natural resources industry and identifying trends and sectors, the Manager uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Fund, focusing on company fundamentals and growth prospects. The Manager searches for what it believes are well-managed companies with strong balance sheets; low cost structure; capital discipline; business model; barriers to entry; competitive advantage; high incremental returns and margins; profitable growth; strong management; and the technological capability and expertise to grow independently of commodity prices. The Fund invests in a blend of value and growth companies across the capitalization spectrum, which may include companies that are offered in IPOs, and emphasizes companies that the Manager believes are strongly managed and can generate above-average capital growth and appreciation. In addition, the Manager focuses on companies that it believes are high quality, have the potential for sustainable long-term growth and that are low-cost leaders that possess historically strong-producing assets. From a macro perspective, the Manager monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Fund. The Fund also may invest in companies that are not within the energy sector but that are engaged in the development of products and services to enhance energy efficiency in the manufacturing, development, and/or providing of products and services.

The Fund seeks to be diversified internationally, and therefore, the Manager invests in foreign companies and US companies that have principal operations in foreign jurisdictions. While the Manager typically seeks to invest a majority of the Fund's assets in the US, the Fund may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country typically is less than 20% of the Fund's total assets. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. The Fund typically holds a limited number of stocks (generally 30 to 60). Under normal circumstances, the Manager anticipates that a significant portion of the Fund's holdings will consist of issuers in the energy and materials sectors.

The Fund may use a variety of derivative instruments for various purposes. The Fund may use forward currency contracts in an effort to manage foreign currency exposure. In seeking to manage the Fund's exposure to precious metals, the Fund may use futures contracts, both long and short positions, as well as options, both written and purchased, on precious metals.

The Fund may use a range of other investment techniques, including investing in publicly traded partnerships (often referred to as MLPs). An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the Fund may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. The Fund's investments in MLPs will be limited by tax considerations.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

69

How we manage the Funds

The Fund's 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days' notice prior to any change.

Delaware Ivy International Value Fund

Delaware Ivy International Value Fund invests at least 80% of its net assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States. The Fund generally invests up to 15% of its portfolio in emerging markets. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country. The Fund's portfolio generally will consist of 60 to 80 stocks identified through a research-driven, bottom-up security selection process based on fundamental research, with relative sizing based on valuation, risk and diversification. The Fund will invest at least 65% of its total assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country. The Fund may invest up to 15% of its total assets in emerging markets securities.

The portfolio management team searches for undervalued companies that have potential for improvement that has not yet been recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems or because the companies are in industries that may be out of favor. The portfolio management team believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team's estimate of intrinsic value. The portfolio management team focuses on out-of-favor stocks that have the potential to realize their intrinsic value within a three- to five-year horizon.

In selecting investments for the Fund:

•
Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the team's understanding of industry cycles, global competitors, and company-specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

•
The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The team constructs the portfolio on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sector.

•
The Fund may invest in the consumer staples sector. The consumer staples sector consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of, consumer goods and services that have non-cyclical characteristics, such as food and beverage, household goods, personal products, and non-discretionary retail.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Delaware Ivy Core Bond Fund

Delaware Ivy Core Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed-income securities (80% policy).The 80% policy is nonfundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Delaware Management Company (Manager) invests in a variety of fixed-income securities that have investment grade credit ratings from any nationally recognized statistical rating organization (NRSRO).  The fixed-income securities the Manager selects for the portfolio are typically rated BBB- and above by S&P Global Ratings, a division of S&P Global Inc. (S&P), Baa3 and above by Moody's, or similarly rated by another NRSRO.  The Manager may also invest in unrated fixed-income securities if it believes their credit quality is comparable to those that have investment grade ratings.

The Fund may invest in a wide range of fixed-income securities, including, but not limited to, investment grade and high yield debt securities, corporate debt securities, residential and commercial mortgage-backed securities, debt securities issued or guaranteed by the US government or any of its agencies or instrumentalities (US government securities), other asset-backed securities, international developed and emerging market debt securities, and bank loans, among others.  The Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings, and may invest in debt securities with varying maturities located within a variety of sectors and industries.  The Manager will determine how much of the Fund's assets to allocate to each of these types of securities, based on its evaluation of economic and market conditions, and its assessment of the returns and potential for appreciation that can be achieved.  The Manager will periodically reallocate the Fund's assets as deemed necessary.

Although the Fund invests primarily in investment-grade debt securities, it may invest up to 35% of its net assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds, that include debt securities rated below BBB- by S&P, and similarly rated by all other NRSROs, subject to available rating or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest up to 40% of its net assets in foreign securities.  The Fund's total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 20% of net assets.  The Fund's investments in emerging markets will, in the aggregate, be limited to no more than 20% of the Fund's net assets.

70

The Fund may also use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Fund will use derivatives for both hedging and non-hedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective.

In selecting securities for the Fund, the Manager uses a bottom-up (researching individual issuers), fundamental approach by focusing on security selection and sector allocation. The Manager focuses on relative value trading among fixed-income securities, and considers factors such as security pricing, industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Manager's investment process also includes a top-down (assessing the market environment) overlay for portfolio and risk management that considers factors such as economic growth, inflation expectations, business sentiment, fiscal and monetary policy, global growth and the credit cycle, among other factors. Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness.  The Manager also may sell a security in light of interest rate expectations, changes in credit spreads, if the issuer's investment thesis is no longer valid, to reduce the Fund's holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”).  The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge.

Delaware Real Estate Securities Fund

The Fund seeks to achieve its objective to provide total return through capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of companies in the real estate or real estate-related industries (80% policy). The 80% policy is nonfundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund does not invest directly in real estate. The Fund may invest in securities of issuers of any size, including issuers with small, mid or large market capitalizations, although the Fund generally tends to focus on mid- and large-capitalization issuers. There is no guarantee, however, that the Fund will achieve its objective.

“Real estate” securities include securities offered by issuers that receive at least 50% of their gross revenue from the construction, ownership, leasing, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include REITs, REOCs, real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly-traded limited partnerships.

“Real estate-related” securities include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, brokers, financial institutions that issue or service mortgages and resort companies.

The Fund's investment strategy utilizes a three-step bottom-up approach (researching individual issuers) with a strong focus on quality, risk and a valuation-based stock selection methodology, supported by a top-down (assessing the market environment) overlay as a check and a balance. The Macquarie Global Listed Real Estate Team (the “Team”) seeks to identify and capitalize on investment opportunities through an integrated approach to individual security-level analysis and long-term trends impacting real estate markets and cycles. The Team applies combined research sources in a disciplined and systematic manner, taking account of mis-pricing opportunities, long term value creation and the level of risk these assets bring to the Fund in both absolute and relative terms. The Team looks to manage risk by allocating capital where it believes it will have the most potential to drive returns which is ultimately in bottom-up stock and sector selection (as further described below) over and above top-down country and regional selection, where the Team feels performance is far harder to derive consistently.

A comprehensive and detailed bottom-up research approach is a key element of our investment process. The Team's globally integrated, boots on the ground approach applies a rigorous focus on bottom-up company fundamentals to determine risk profile and growth prospects through a detailed review of their property portfolio, business strategy, organizational issues, balance sheet, liquidity, capital structure and management capabilities. Analysts with primary coverage of a company are further complemented by team members with secondary coverage of the company which encourages peer review and debate and a strong top-down review from regional and global leadership. The Team believes that bottom-up fundamental research is central in producing the measures used to identify and rank opportunities suitable for investment, skew portfolio construction to quality and help manage risk. We believe that a top-down perspective is an important secondary component in building a global listed real estate portfolio and supporting the primary bottom-up function.

71

How we manage the Funds

Most of the Fund's real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation (or trust or association that otherwise would be taxable as such) that invests in real estate, mortgages on real estate or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and improvements thereon and real estate mortgages. The Fund primarily invests in shares of equity REITs but also invests lesser portions of its assets in shares of mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively enabling it to eliminate any entity-level federal income tax. As a result, REITs (like regulated investment companies such as the Fund) distribute a larger portion of their earnings to investors than other entities subject to federal income tax that cannot deduct such dividends. A REOC is a corporation or partnership (or an entity classified as such for federal tax purposes) that invests in real estate, mortgages on real estate or shares issued by REITs, but also may engage in related or unrelated businesses. A REOC typically is structured as a “C” corporation under the Code and does not qualify for the pass-through tax treatment that is accorded a REIT. In addition, the value of the Fund's securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

The Fund may invest up to 25% of its total assets in foreign securities and may invest up to 20% of its net assets in securities issued by companies outside of the real estate industry. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund also may invest in an ETF to replicate a REIT or real estate stock index or a basket of REITs or real estate stocks, as well as in an ETF that attempts to provide enhanced performance, or inverse performance, on such indexes or baskets. The Fund may invest in companies that are offered in IPOs. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

An investment in the Fund may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers. Moreover, the value of the Fund's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

When the Team believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Team believes are of comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Additional investment considerations

The objective(s) and investment policies of each Fund may be changed by the Board without a vote of the Fund's shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, will be given prior written notice, typically at least 60 days in advance, of any material change in a Fund's objective(s).

Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, a Fund may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.

To the extent a Fund invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on the Manager's skill or that of a Fund's investment sub-advisor, as applicable (hereinafter referred to collectively as the Manager), in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that a Fund will achieve its objective(s).

72

Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant and thus affect the performance of a Fund.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to that Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each Fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target of the securities in each such Fund's holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that a Fund must distribute for federal tax purposes, the distribution of which would increase your taxable income.

Each of the Funds generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Manager may invest a portion of a Fund's assets in cash or cash equivalents if the Manager is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Fund's investment objective(s), strategies and policies, or for other reasons.

Please see the Funds' SAI for additional information about certain of the securities described below as well as other securities in which the Funds may invest.

Other investment strategies

Borrowing from banks

Each Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective. Each Fund will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

Each Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions

In response to unfavorable market conditions, a Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with a Fund's investment objectives. To the extent that a Fund holds such instruments, it may be unable to achieve its investment objectives.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Funds, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal and non-principal risks you assume when investing in the Funds. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Delaware Ivy Global Bond Fund

Principal Risks. An investment in Delaware Ivy Global Bond Fund is subject to various risks, including the following:

73

How we manage the Funds

Capital repatriation risk

Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Manager is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security's liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager's analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. Ratings represent the ratings agency's opinion regarding the quality of the security and are not a guarantee of quality.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Prepayment risk

Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Fixed income risk

The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters,

74

terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia

75

How we manage the Funds

Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the

76

Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Bank loans and other direct indebtedness risk

In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Fund's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to a Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, a Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Fund has an interest. If the loan is unsecured, there is no specific collateral on which a Fund can foreclose. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and

77

How we manage the Funds

disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, a Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Fund could enforce its rights directly against the borrower.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is

78

dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the

79

How we manage the Funds

Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage- backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing a Fund's income. Conversely, when interest rates rise, the values of mortgage- backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because

80

the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

ESG investing risk

ESG investing risk is the risk that a fund's strategy may exclude securities of certain issuers for non-financial reasons and the fund may forgo some market opportunities available to funds that do not integrate ESG factors in investment decisions. In addition, there is a risk that the companies identified by a fund's ESG factors will not operate as expected when addressing ESG issues or they will not exhibit positive ESG characteristics as intended.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Global Bond Fund may be subject to other, non-principal risks, including the following:

Commodities-related investment risk

Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Fund's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Fund may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Fund may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

81

How we manage the Funds

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign government obligations and securities of supranational entities risk

Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a

82

Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Fund.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

83

How we manage the Funds

Delaware Ivy High Income Fund

Principal Risks. An investment in Delaware Ivy High Income Fund is subject to various risks, including the following:

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

84

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security's liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager's analysis of credit risk more heavily than usual.

85

How we manage the Funds

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. Ratings represent the ratings agency's opinion regarding the quality of the security and are not a guarantee of quality.

Bank loans and other direct indebtedness risk

In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Fund's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to a Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, a Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Fund has an interest. If the loan is unsecured, there is no specific collateral on which a Fund can foreclose. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, a Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Fund could enforce its rights directly against the borrower.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Fund.

Fixed income risk

The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters,

86

terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

87

How we manage the Funds

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Prepayment risk

Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy High Income Fund may be subject to other, non-principal risks, including the following:

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the

88

purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they

89

How we manage the Funds

would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely.

90

There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Political, legislative or regulatory risk

The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision's governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.

In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the federal income tax (or serious consideration of such a change by the US government) may cause a decline in municipal securities

91

How we manage the Funds

prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Delaware Global Real Estate Fund

Principal Risks. An investment in Delaware Global Real Estate Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

92

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Real estate industry risk

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Real assets industries risk

The risk that the value of a fund's shares will be affected by factors particular to real assets securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

REIT-related risks - The value of a Fund's investments in a REIT may be adversely affected by (1) changes in the value of the REIT's underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Code) or changes in laws and/or rules related to that status; or (3) the REIT's failure to maintain its exemption from registration under the 1940 Act. In addition, a Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

REOC-related risks - A REOC is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT, it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Fund's REOC securities may be adversely affected by certain of the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the federal tax treatment that is accorded a REIT. In addition, a Fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

93

How we manage the Funds

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Concentration risk

If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

94

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade

95

How we manage the Funds

tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Large capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's

96

investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Nondiversification risk

Certain Funds are “nondiversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, such Funds may invest a greater percentage of its assets in the securities of an issuer. Thus, such Funds may hold fewer securities than other funds. A decline in the value of those investments would cause such Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Global Real Estate Fund may be subject to other, non-principal risks, including the following:

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security's liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager's analysis of credit risk more heavily than usual.

97

How we manage the Funds

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. Ratings represent the ratings agency's opinion regarding the quality of the security and are not a guarantee of quality.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment

98

techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

99

How we manage the Funds

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

100

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Delaware Ivy Limited-Term Bond Fund

Principal Risks. An investment in Delaware Ivy Limited-Term Bond Fund is subject to various risks, including the following:

Fixed income risk

The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Changes to monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. It is difficult to predict the impact of these rate changes and any future rate changes on various markets.

101

How we manage the Funds

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage- backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing a Fund's income. Conversely, when interest rates rise, the values of mortgage- backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security's liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager's analysis of credit risk more heavily than usual.

102

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. Ratings represent the ratings agency's opinion regarding the quality of the security and are not a guarantee of quality.

Prepayment risk

Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Limited-Term Bond Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the

103

How we manage the Funds

amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

104

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

105

How we manage the Funds

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

106

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Fund.

Sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

107

How we manage the Funds

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Delaware Ivy Managed International Opportunities Fund

Principal Risks. An investment in Delaware Ivy Managed International Opportunities Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

108

Fund of funds risk

Delaware Ivy Managed International Opportunities Fund is a “fund of funds,” which means that it invests substantially all of its assets in a number of other mutual funds within the Delaware Funds, rather than investing directly in stocks, bonds and other instruments. The ability of Delaware Ivy Managed International Opportunities Fund to meet its investment objective is directly related to its target allocations among the underlying funds and the ability of those funds to meet their investment objective(s). The share price of Delaware Ivy Managed International Opportunities Fund likely will change daily based on the performance of the underlying funds.

As a fund of funds, the Fund is subject to the following additional risks:

•
an investment in the Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. See the applicable prospectus and SAI disclosure for the risks of investing in each underlying fund.

•
the Fund's performance will reflect the investment performance of the underlying funds it holds. The Fund's performance thus depends both on the allocation of its assets among the various underlying funds and the ability of those funds to meet their investment objectives. The Manager may not accurately assess the attractiveness or risk potential of a particular underlying fund, asset class, or investment style.

•
the Fund invests in a limited number of underlying funds and may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of the Fund and the price of its shares. As with any mutual fund, there is no assurance that any underlying fund will achieve its investment objective(s).

•
each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund's expenses and, indirectly, the management fees and other expenses of the underlying funds that the Fund holds.

•
one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, the Fund would indirectly bear the costs of these trades.

Certain of the funds within Delaware Funds are selected for the Fund to establish a diversified range of investments to assist the Funding achieving its investment objectives.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

109

How we manage the Funds

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

110

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market

111

How we manage the Funds

benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Managed International Opportunities Fund may be subject to other, non-principal risks, including the following:

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a

112

result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Delaware Ivy Municipal Bond Fund

Principal Risks. An investment in Delaware Ivy Municipal Bond Fund is subject to various risks, including the following:

Fixed income risk

The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled

113

How we manage the Funds

with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Prepayment risk

Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Focus risk

At times, a Fund may invest primarily in municipal securities that finance similar types of projects, such as those in health care, life care, public power, education and transportation, among others, and in municipal securities of issuers located in the same geographical area. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, likely would affect all similar projects, thereby increasing market risk.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security's liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager's analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. Ratings represent the ratings agency's opinion regarding the quality of the security and are not a guarantee of quality.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

114

Political, legislative or regulatory risk

The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision's governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.

In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the federal income tax (or serious consideration of such a change by the US government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Alternative minimum tax risk

Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund each may invest in municipal bonds the interest on which (and, therefore, any part of Fund dividends attributable to such interest) is a Tax Preference Item for shareholders subject to the AMT. If a Fund shareholder's AMT liability is increased as a result of such treatment, that would reduce the Fund's after-tax return to the shareholder.

Taxability risk

In purchasing municipal securities, a Fund and the Manager rely on the opinion of an issuer's bond counsel that the interest paid on the issuer's securities will not be subject to federal income tax. A tax opinion generally is provided at the time a municipal security is initially issued. However, after a Fund buys a security backed by such an opinion, distributions by the Fund may become taxable to shareholders due to noncompliant conduct by a bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the IRS or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Municipal Bond Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding

115

How we manage the Funds

equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated

116

instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not

117

How we manage the Funds

develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Delaware Ivy Municipal High Income Fund

Principal Risks. An investment in Delaware Ivy Municipal High Income Fund is subject to various risks, including the following:

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

118

Focus risk

At times, a Fund may invest primarily in municipal securities that finance similar types of projects, such as those in health care, life care, public power, education and transportation, among others, and in municipal securities of issuers located in the same geographical area. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, likely would affect all similar projects, thereby increasing market risk.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security's liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager's analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. Ratings represent the ratings agency's opinion regarding the quality of the security and are not a guarantee of quality.

Fixed income risk

The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

119

How we manage the Funds

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Prepayment risk

Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Political, legislative or regulatory risk

The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision's governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.

In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the federal income tax (or serious consideration of such a change by the US government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Alternative minimum tax risk

Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund each may invest in municipal bonds the interest on which (and, therefore, any part of Fund dividends attributable to such interest) is a Tax Preference Item for shareholders subject to the AMT. If a Fund shareholder's AMT liability is increased as a result of such treatment, that would reduce the Fund's after-tax return to the shareholder.

120

Taxability risk

In purchasing municipal securities, a Fund and the Manager rely on the opinion of an issuer's bond counsel that the interest paid on the issuer's securities will not be subject to federal income tax. A tax opinion generally is provided at the time a municipal security is initially issued. However, after a Fund buys a security backed by such an opinion, distributions by the Fund may become taxable to shareholders due to noncompliant conduct by a bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the IRS or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Municipal High Income Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to

121

How we manage the Funds

counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not

122

be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Delaware Ivy Natural Resources Fund

Principal Risks. An investment in Delaware Ivy Natural Resources Fund is subject to various risks, including the following:

123

How we manage the Funds

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Natural resources industry risk

Investment risks associated with investing in securities of natural resources companies, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. Securities of natural resource companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit high volatility attributable to commodity prices.

Energy sector risk

Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

124

Commodity-related investments risk

Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Fund's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Fund may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Fund may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Industry and sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security's value may decrease or such security may be appropriately priced.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Concentration risk

If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency

125

How we manage the Funds

redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the

126

UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to

127

How we manage the Funds

assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Natural Resources Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the

128

amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

129

How we manage the Funds

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Large capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Master limited partnership (MLP) risk

Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographical region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLPs taxed as partnerships generally do not pay US federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being treated as a corporation for

130

US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction of the value of the underlying fund's investment, and consequently your investment in a Fund and lower income. A distribution from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distribution does not exceed the investor's adjusted basis in its MLP interest.

Materials sector risk

Investment risks associated with investing in securities in the materials sector, in addition to other risks, include adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations.

Metals investment risk

Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that a Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The US or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns..

Delaware Ivy International Value Fund

Principal Risks. An investment in Delaware Ivy International Value Fund is subject to various risks, including the following:

131

How we manage the Funds

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of

132

the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or

133

How we manage the Funds

sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Industry, sector, and security risk

Industry and sector risks are the risks that the value of securities in a particular industry or sector (such as financial services or consumer staples) will decline because of changing expectations for the performance of that industry or sector.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

Government and regulatory risk

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

134

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy International Value Fund may be subject to other, non-principal risks, including the following:

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is

135

How we manage the Funds

dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the

136

Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Financials sector risk

Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

137

How we manage the Funds

Frontier market risk

Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to more developed market countries) and, as a result, a Fund's exposure to risks associated with investing in emerging market countries are magnified when a Fund invests in frontier market countries. The increased risks include: the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Securities issued by foreign governments or companies in frontier market countries are even more likely than emerging market securities to have greater exposure to the risks of investing in foreign securities that are described above in Foreign risk.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Large capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

138

Participatory note risk

Participatory Notes (P-Notes) represent interests in securities listed on certain foreign exchanges. Although P-Notes seek to offer a return linked to a particular underlying equity security, the P-Note's performance may differ due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Fund.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

REIT-related risk

The value of a Fund's investments in a REIT may be adversely affected by (1) changes in the value of the REIT's underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Code) or changes in laws and/or rules related to that status; or (3) the REIT's failure to maintain its exemption from registration under the 1940 Act. In addition, a Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security's value may decrease or such security may be appropriately priced.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country,

139

How we manage the Funds

market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Delaware Ivy Core Bond Fund

Principal Risks. An investment in Delaware Ivy Core Bond Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.

The value of assets or income from the Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security's liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager's analysis of credit risk more heavily than usual.

140

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. Ratings represent the ratings agency's opinion regarding the quality of the security and are not a guarantee of quality.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase the Fund's exposure to risks associated with rising rates. The Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt,

141

How we manage the Funds

mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Loans and other indebtedness risk

Loans and other indebtedness risk is the risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other indebtedness acquired by a fund may involve revolving credit facilities or other standby financing commitments that obligate a fund to pay additional cash on a certain date or on demand. These commitments may require a fund to increase its investment in a company at a time when that fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a fund may be required to rely upon another lending institution to collect and pass on to the fund amounts payable with respect to the loan and to enforce the fund's rights under the loan and other indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving such amounts. The highly leveraged nature of many such loans and other indebtedness may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other indebtedness may involve additional risk to the fund.

A fund's ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. Extended trade settlement periods may result in cash not being immediately available to a fund. As a result of these factors, a fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

Federal securities laws provide protections against fraud and misrepresentation in connection with the offering and sale of a “security.” Loans in which a fund may invest may not be deemed to be “securities” for purposes of such anti-fraud protections. A fund may therefore not have the protection of the anti-fraud provisions of the federal securities laws in the event of fraud or misrepresentation by a borrower. However, a fund in such a scenario may be able to rely on contractual provisions in the loan documents for alternative protections, or use common-law fraud protections under applicable state law.

Prepayment risk

Income from the Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, the Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund's taxable income or gains. A fund's transactions in derivatives may be subject to one or more special tax rules.  These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the

142

recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund's securities. A fund's use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

Leveraging risk

Leveraging risk is the risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Valuation risk

A less liquid secondary market as described above can make it more difficult to obtain precise valuations of certain securities. During periods of reduced liquidity, judgment plays a greater role in valuing less liquid investments.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies the Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Fund's shares to lose value or may cause the Fund to perform less favorably than other mutual funds with similar investment objectives.

143

How we manage the Funds

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Core Bond Fund may be subject to other, non-principal risks, including the following:

Currency risk

Foreign securities may be denominated in foreign currencies. The value of the Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by the Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In

144

addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

Sector risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of the fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Delaware Real Estate Securities Fund

Principal Risks. An investment in Delaware Real Estate Securities Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

145

How we manage the Funds

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Real estate industry risk

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Real assets industries risk

The risk that the value of a fund's shares will be affected by factors particular to real assets securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries

REIT-related risk — The value of a Fund's investments in a REIT may be adversely affected by (1) changes in the value of the REIT's underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Code) or changes in laws and/or rules related to that status; or (3) the REIT's failure to maintain its exemption from registration under the 1940 Act. In addition, a Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

REOC-related risk — A REOC is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT, it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Fund's REOC securities may be adversely affected by certain of the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the federal tax treatment that is accorded a REIT. In addition, a Fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near

146

historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Concentration risk

If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Real Estate Securities Fund may be subject to other, non-principal risks, including the following:

147

How we manage the Funds

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

148

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty's payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

149

How we manage the Funds

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the

150

United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Income risk

The risk that a Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that a Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by a Fund to shareholders may be less.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF's portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not

151

How we manage the Funds

develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF's fees and expenses and proportionate exposure to the risks associated with the ETF's underlying investments.

Large capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Reinvestment risk

Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

152

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security's value may decrease or such security may be appropriately priced.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

Disclosure of portfolio holdings information

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI.

153

Who manages the Funds

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Funds' investment manager. Together, the Manager and the other subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of March 31, 2022, [$187.5 billion] in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds' business affairs, and provides daily administrative services. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited's US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Funds' prior investment manager. For its services to the Funds, the Funds' prior investment manager and the Manager were paid an aggregate fee, net of fee waivers (if applicable) during the last fiscal year as follows:

As a percentage of average daily net assets
Delaware Ivy Global Bond Fund	0.62%
Delaware Ivy High Income Fund	0.53%
Delaware Global Real Estate Fund	0.78%
Delaware Ivy Limited-Term Bond Fund	0.46%
Delaware Ivy Managed International Opportunities Fund	0.04%
Delaware Ivy Municipal Bond Fund	0.52%
Delaware Ivy Municipal High Income Fund	0.51%
Delaware Ivy Natural Resources Fund	0.85%
Delaware Ivy International Value Fund	0.79%
Delaware Ivy Core Bond Fund	0.39%
Delaware Real Estate Securities Fund	0.80%

A discussion of the basis for the Board's approval of the Funds' investment advisory contract is available in the Funds' semiannual report to shareholders for the period ended September 30, 2021.

Sub-advisors

[MAM to confirm that MIMAK should not be a sub-advisor for Delaware Global Real Estate Fund and Delaware Real Estate Securities Fund. Related sticker language was unclear.]

Macquarie Investment Management Austria Kapitalanlage AG
 Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of March 31, 2021, MAM managed more than $279.0 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager's portion of each Fund, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK's specialized market knowledge.

Macquarie Investment Management Europe Limited
 Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager's portion of each Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's specialized market knowledge.

Macquarie Investment Management Global Limited
 Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager's portion of each Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL's specialized market knowledge.

154

Macquarie Funds Management Hong Kong Limited
 Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager's portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

Portfolio managers

Delaware Ivy Global Bond Fund

Andrew Vonthethoff and Matthew Mulcahy are primarily responsible for the day-to-day portfolio management of Delaware Ivy Global Bond Fund, and have held their Fund responsibilities.

Andrew Vonthethoff, CFA - Senior Vice President, Senior Portfolio Manager

Andrew Vonthethoff is a portfolio manager for the Macquarie Asset Management Fixed Income (MFI) credit and multi-sector strategies. He is also a portfolio manager for the Macquarie Dynamic Bond Fund and Macquarie Income Opportunities Fund. Since transferring from the MFI quantitative and markets research team in 2010, Vonthethoff has been responsible for portfolio management, including global relative value, sector rotation, and security selection. Vonthethoff joined the firm in 2008 as a quantitative analyst, and was involved in building and maintaining financial models as well as providing general quantitative and systems support across MFI. Vonthethoff earned a Bachelor of Commerce (Actuarial Studies and Finance) from the University of New South Wales.

Matthew Mulcahy - Managing Director, Head of Rates and Currency

Matthew Mulcahy leads the Macquarie Asset Management Fixed Income (MFI) Global Rates and Currency team. He is also a lead portfolio manager of the Macquarie Australian Fixed Interest Fund and Macquarie Dynamic Bond and co-manages MFI's Australian fixed interest portfolios. Mulcahy's experience and expertise has contributed to MFI's investment strategies across all the cash and fixed income solutions globally. Mulcahy joined Macquarie Asset Management in 2015, and before that he spent nine years as a senior portfolio manager at PIMCO and was also a member of the Macro Strategic Trading Team at UBS. He holds a Bachelor of Business in Accounting and Finance from the University of Technology Sydney.

Delaware Ivy High Income Fund

Adam H. Brown and John P. McCarthy are primarily responsible for the day-to-day portfolio management of the Delaware Ivy High Income Fund.

Adam H. Brown, CFA - Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm's high yield strategies within Macquarie Asset Management Fixed Income (MFI). He manages MFI's bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Asset Management in April 2011 as part of the firm's integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm's collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a bachelor's degree in Accounting from the University of Florida.

John P. McCarthy, CFA - Managing Director, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager for the Macquarie Asset Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, after he worked in the firm's fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor's degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Delaware Global Real Estate Fund

James Maydew, Matthew Hodgkins, Mark Ferguson, Ryan Watson and Jessica Koh are primarily responsible for the day-to-day portfolio management of Delaware Global Real Estate Fund.

James Maydew - Head of Global Listed Real Estate, Macquarie Investment Management Global Limited

James Maydew is Head of Global Listed Real Estate, based in Sydney. He commenced in the real estate industry in 2002, starting his career in the direct markets as a chartered surveyor in London working within the capital transactions division of Cushman & Wakefield, where he advised clients on single

155

Who manages the Funds

asset and portfolio transactions. Maydew joined AMP Capital's Shopping Centres division in 2006 as an analyst, before transferring to the listed market by joining the firm's global listed real estate team one year later as an investment analyst and portfolio manager. He had advanced through the business becoming deputy head of the team in 2013 and head of the team in late 2016 covering a whole host of geographic markets on both a primary and secondary basis. Maydew joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital Global Equities and Fixed Income team in March 2022. He holds a Bachelor of Science in real estate investment and finance from the University of Reading and he is a fully accredited member of the Royal Institution of Chartered Surveyors (MRICS).

Matthew Hodgkins - Head of Americas Listed Real Estate, Delaware Management Company, a series of Macquarie Investment Management Business Trust

Matthew Hodgkins is Head of Americas Listed Real Estate, based in Chicago. He joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Hodgkins commenced in the investment management industry in 2005 at ABN AMRO in London, including roles in emerging markets and global equities. Prior to joining AMP Capital in 2012, he worked at BNP Paribas Asset Management in Singapore as an Asian Property analyst. Hodgkins graduated from the University of Nottingham with a Bachelor of Arts and is an APREA certificate holder.

Mark Ferguson - Head of Australian Listed Real Estate, Macquarie Investment Management Global Limited

Mark Ferguson is Head of Australian Listed Real Estate, based in Sydney. He leads the team responsible for the analysis of real estate securities in Australia. His primary research area is the Australian real estate investment trust market, including diversified, industrial, and developers. In addition, he also covers the US and Canada. Ferguson joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Prior to joining AMP Capital, he spent 10 years as a senior portfolio manager for Deutsche Asset Management's Australian equities team, where his primary focus was on real estate securities. Ferguson's experience in the property investment industry dates back to 1994, and he has focused on Australian real estate securities since that time. Ferguson holds a Bachelor of economics from Macquarie University, a Master of Business in banking and finance from the University of Technology, Sydney, and a Graduate Diploma in Financial Planning from the Financial Services Institute of Australasia (FINSIA). He is also a member of FINSIA (non-financial).

Ryan Watson - Head of European Listed Real Estate, Macquarie Investment Management Europe Limited

Ryan Watson is Head of European Listed Real Estate, based in London. He joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Watson commenced in the financial industry in 2008 before joining AMP Capital in 2009. He transferred to the Global Listed Real Estate team after working with the Direct Property Team for two years across capital transactions, retail asset management, and fund of fund investing. Watson holds a Bachelor of Applied Finance from Macquarie University.

Jessica Koh - Head of Asia Listed Real Estate, Macquarie Funds Management Hong Kong Limited

Jessica Koh is Head of Asian Listed Real Estate, based in Hong Kong. She joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Koh commenced in the investment management industry in 2003, working at Colonial First State Global Asset Management for four years across its listed real estate and wholesale funds management businesses. Koh joined AMP Capital in March 2006. She holds a Bachelor of Property Economics, with honours, from the University of Technology, Sydney.

Delaware Ivy Limited-Term Bond Fund

J. David Hillmeyer and Daniela Mardarovici are the lead portfolio managers primarily responsible for the overall day-to-day management of the Delaware Ivy Limited-Term Bond Fund. When making decisions for the Fund, Mr. Hillmeyer and Ms. Mardarovici regularly consult with other investment professionals.

J. David Hillmeyer, CFA - Senior Managing Director, Co-Head of US Multisector Fixed Income

J. David Hillmeyer co-leads the firm's US Multisector Fixed Income team for Macquarie Asset Management Fixed Income (MFI) with responsibility for investment strategy and business development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibility for our global credit strategies. Hillmeyer is also a member of MFI's Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team's strategic vision. Prior to joining Macquarie Asset Management (MAM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor's degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Daniela Mardarovici, CFA - Managing Director, Co-Head of US Multisector Fixed Income

156

Daniela Mardarovici co-leads the firm's US Multisector Fixed Income efforts for Macquarie Asset Management Fixed Income (MFI) with responsibility for investment and business strategy for the full suite of US multisector solutions. Mardarovici is also a member of MFI's Global Leadership Group which is responsible for the overall management of MFI including setting and executing the team's strategic vision. Prior to joining Macquarie Asset Management (MAM) in March 2019, she spent more than 13 years at BMO Global Asset Management as a senior investment leader. Since 2014, she was a member of the management committee of Taplin, Canida & Habacht (TCH), BMO's US fixed income group, and helped lead business strategy and development efforts. In addition, Mardarovici was responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she managed taxable fixed income strategies and led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.

Delaware Ivy Managed International Opportunities Fund

Aaron D. Young, Stefan Löwenthal, and Jürgen Wurzer have primary responsibility for making day-to-day investment decisions for the Delaware Ivy Managed International Opportunities Fund.

Aaron D. Young - Vice President, Portfolio Manager

Aaron D. Young is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management as part of the firm's April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2005 as a fixed income analyst with an emphasis in credit research and derivative securities. He joined the Asset Strategy team at IICO as an investment analyst in 2007. He had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2012 and has been a portfolio manager on the multi-asset investment team since 2016.Mr. Young earned a BA in Philosophy from the University of Missouri and holds an MBA with an emphasis in Finance and Strategy from the Olin School of Business at Washington University.

Stefan Löwenthal, CFA - Chief Investment Officer — Global Multi Asset Team

Stefan Löwenthal is the chief investment officer for Macquarie Asset Management's Global Multi Asset team, a role he assumed in February 2013. He heads the global multi asset team, which is responsible for asset allocation and portfolio construction, the management of multi asset funds and institutional accounts, as well as the development of new investment strategies. In addition, Löwenthal oversees all research, portfolio management, and thought leadership activities of the team. He chairs the firm's Investment Policy Committee and is a member of the Professional Series Multi Manager Committee and the Private Infrastructure Fund Governance Committee. He joined Macquarie in February 2008 as a portfolio manager on the global multi asset team. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a member of the CFA Society Austria and is a frequent speaker at industry events and universities.

Jürgen Wurzer, CFA - Senior Vice President, Deputy Head of Portfolio Management — Global Multi Asset Team

Jürgen Wurzer is the deputy head of Macquarie Asset Management's Global Multi Asset team, a role he assumed in April 2018. He is responsible for designing and managing multi asset strategies, overseeing quantitative research and modelling, as well as analyzing global equity markets. He initially joined Macquarie in January 2007, focusing on multi asset solutions. Prior to re-joining Macquarie in April 2018, he was part of the multi asset management team at Erste Asset Management from September 2016 to March 2018. He graduated from University of Applied Sciences Wiener Neustadt with a master's degree. Wurzer is a lecturer for asset allocation, quantitative finance, and portfolio and risk management at several educational institutions.

Delaware Ivy Municipal Bond Fund

Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden have day-to-day responsibilities for making investment decisions for the Delaware Ivy Municipal Bond Fund.

Gregory A. Gizzi, Managing Director, Head of Municipal Bonds, Senior Portfolio Manager

Gregory A. Gizzi is head of municipal bonds for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for MFI's taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm's municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Asset Management (MAM) in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm's tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of

157

Who manages the Funds

trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor's degree in economics from Harvard University.

Stephen J. Czepiel, Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager

Stephen J. Czepiel leads the portfolio management of the firm's municipal bonds strategies for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. He is a co-portfolio manager of the firm's municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Asset Management (MAM) in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor's degree in finance and economics from Duquesne University.

Jake van Roden, Managing Director, Senior Portfolio Manager

Jake van Roden is a member of the municipal bond department within Macquarie Asset Management Fixed Income (MFI) in the Americas. He is a portfolio manager for the firm's nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include MFI's closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, van Roden interned at Macquarie Asset Management (MAM) in the client services department. He received a bachelor's degree in American studies with a minor in government from Franklin & Marshall College.

Delaware Ivy Municipal High Income Fund

Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden are primarily responsible for the day-to-day portfolio management of Delaware Ivy Municipal High Income Fund.

Gregory A. Gizzi, Managing Director, Head of Municipal Bonds, Senior Portfolio Manager

Gregory A. Gizzi is head of municipal bonds for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for MFI's taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm's municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Asset Management (MAM) in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm's tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor's degree in economics from Harvard University.

Stephen J. Czepiel, Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager

Stephen J. Czepiel leads the portfolio management of the firm's municipal bonds strategies for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. He is a co-portfolio manager of the firm's municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Asset Management (MAM) in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor's degree in finance and economics from Duquesne University.

Jake van Roden, Managing Director, Senior Portfolio Manager

Jake van Roden is a member of the municipal bond department within Macquarie Asset Management Fixed Income (MFI) in the Americas. He is also a portfolio manager for the firm's nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include MFI's closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, van Roden interned at Macquarie Asset Management (MAM) in the client services department. He received a bachelor's degree in American studies with a minor in government from Franklin & Marshall College.

158

Delaware Ivy Natural Resources Fund

Samuel Halpert and Geoffrey King have primary responsibility for making day-to-day investment decisions of Delaware Ivy Natural Resources Fund.

Samuel Halpert, CFA - Managing Director, Chief Investment Officer — Global Natural Resources Equity

Samuel Halpert leads the firm's Global Natural Resources Equity team. Prior to joining Macquarie Asset Management (MAM) in July 2018, he worked at Van Eck, where he was a co-portfolio manager and senior analyst on its global hard assets long-only and long-short team from April 2000 to June 2018. He specialized in agriculture, coal, paper and forest products, refining, shipping, and steel investments. He also managed a global real estate fund at Van Eck earlier in his career. Prior to that, he worked at Goldman Sachs, which ultimately became Citi Group, and he worked at Refco. He earned a bachelor's degree in English and American literature from Harvard College.

Geoffrey King, CFA - Senior Vice President, Portfolio Manager — Global Natural Resources Equity

Geoffrey King is a portfolio manager on the firm's Global Natural Resources Equity team. Prior to joining Macquarie Asset Management (MAM) in July 2018, he worked at Abraxas Petroleum where he was vice president and chief financial officer for approximately six years, responsible for strategy, business development, financial planning, analysis, and hedging. For the five years before that, King was a senior energy analyst at Van Eck, where he was focused on natural resource commodities and equities. He holds bachelor's degrees in both economics and history from Davidson College.

Delaware Ivy International Value Fund

Jens Hansen, Klaus Petersen, Claus Juul, Åsa Annerstedt, Allan Saustrup Jensen, and Christopher Gowlland have primary responsibility for making the day-to-day investment decisions for Delaware Ivy International Value Fund.

Jens Hansen - Managing Director, Chief Investment Officer — Global Equity Team
Jens Hansen heads the firm's Global Equity team and is a portfolio manager for the team's strategies. He joined Macquarie Asset Management (MAM) in June 2018. Hansen has been a portfolio manager since 2001. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade

Klaus Petersen, CFA - Managing Director, Senior Portfolio Manager
Klaus Petersen is a senior portfolio manager for the firm's Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Petersen has been a portfolio manager since 2006. Previously, he worked for ATP, Denmark's largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Claus Juul - Vice President, Portfolio Manager
Claus Juul is a portfolio manager for the firm's Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Juul has been a portfolio manager since 2004. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master's degree in economics and business administration.

Åsa Annerstedt - Vice President, Portfolio Manager

Åsa Annerstedt is a portfolio manager for the firm's Global Equity team. She joined Macquarie Asset Management (MAM) in June 2018. Annerstedt has been a portfolio manager since 2013. Previously, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master's degree in finance and international trade from Lund University in Sweden.

Allan Saustrup Jensen, CFA, CAIA® - Vice President, Portfolio Manager
Allan Saustrup Jensen joined Macquarie Asset Management (MAM) in May 2020 as a portfolio manager for the firm's Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MAM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a portfolio manager. He began his investment career at Nordea Bank. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance.

159

Who manages the Funds

Chris Gowlland, CFA - Senior Vice President, Head of Equity Quantitative Research
Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm's multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm's equity department. Prior to joining Macquarie Asset Management (MAM) in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor's degree in Chinese and Spanish from the University of Leeds (U.K.), a master's degree in development studies from Brown University, and another master's degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Delaware Ivy Core Bond Fund

J. David Hillmeyer and Daniela Mardarovici are the lead portfolio managers primarily responsible for the overall day-to-day management of the Delaware Ivy Core Bond Fund. When making decisions for the Fund, Mr. Hillmeyer and Ms. Mardarovici regularly consult with other investment professionals.

J. David Hillmeyer, CFA - Senior Managing Director, Co-Head of US Multisector Fixed Income

J. David Hillmeyer co-leads the firm's US Multisector Fixed Income team for Macquarie Asset Management Fixed Income (MFI) with responsibility for investment strategy and business development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibility for our global credit strategies. Hillmeyer is also a member of MFI's Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team's strategic vision. Prior to joining Macquarie Asset Management (MAM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor's degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Daniela Mardarovici, CFA - Managing Director, Co-Head of US Multisector Fixed Income

Daniela Mardarovici co-leads the firm's US Multisector Fixed Income efforts for Macquarie Asset Management Fixed Income (MFI) with responsibility for investment and business strategy for the full suite of US multisector solutions. Mardarovici is also a member of MFI's Global Leadership Group which is responsible for the overall management of MFI including setting and executing the team's strategic vision. Prior to joining Macquarie Asset Management (MAM) in March 2019, she spent more than 13 years at BMO Global Asset Management as a senior investment leader. Since 2014, she was a member of the management committee of Taplin, Canida & Habacht (TCH), BMO's US fixed income group, and helped lead business strategy and development efforts. In addition, Mardarovici was responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she managed taxable fixed income strategies and led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.

Delaware Real Estate Securities Fund

James Maydew, Matthew Hodgkins, Mark Ferguson, Ryan Watson and Jessica Koh are primarily responsible for the day-to-day portfolio management of Delaware Real Estate Securities Fund.

James Maydew - Head of Global Listed Real Estate, Macquarie Investment Management Global Limited

James Maydew is Head of Global Listed Real Estate, based in Sydney. He commenced in the real estate industry in 2002, starting his career in the direct markets as a chartered surveyor in London working within the capital transactions division of Cushman & Wakefield, where he advised clients on single asset and portfolio transactions. Maydew joined AMP Capital's Shopping Centres division in 2006 as an analyst, before transferring to the listed market by joining the firm's global listed real estate team one year later as an investment analyst and portfolio manager. He had advanced through the business becoming deputy head of the team in 2013 and head of the team in late 2016 covering a whole host of geographic markets on both a primary and secondary basis. Maydew joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital Global Equities and Fixed Income team in March 2022. He holds a Bachelor of Science in real estate investment and finance from the University of Reading and he is a fully accredited member of the Royal Institution of Chartered Surveyors (MRICS).

Matthew Hodgkins - Head of Americas Listed Real Estate, Delaware Management Company, a series of Macquarie Investment Management Business Trust

160

Matthew Hodgkins is Head of Americas Listed Real Estate, based in Chicago. He joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Hodgkins commenced in the investment management industry in 2005 at ABN AMRO in London, including roles in emerging markets and global equities. Prior to joining AMP Capital in 2012, he worked at BNP Paribas Asset Management in Singapore as an Asian Property analyst. Hodgkins graduated from the University of Nottingham with a Bachelor of Arts and is an APREA certificate holder.

Mark Ferguson - Head of Australian Listed Real Estate, Macquarie Investment Management Global Limited

Mark Ferguson is Head of Australian Listed Real Estate, based in Sydney. He leads the team responsible for the analysis of real estate securities in Australia. His primary research area is the Australian real estate investment trust market, including diversified, industrial, and developers. In addition, he also covers the US and Canada. Ferguson joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Prior to joining AMP Capital, he spent 10 years as a senior portfolio manager for Deutsche Asset Management's Australian equities team, where his primary focus was on real estate securities. Ferguson's experience in the property investment industry dates back to 1994, and he has focused on Australian real estate securities since that time. Ferguson holds a Bachelor of economics from Macquarie University, a Master of Business in banking and finance from the University of Technology, Sydney, and a Graduate Diploma in Financial Planning from the Financial Services Institute of Australasia (FINSIA). He is also a member of FINSIA (non-financial).

Ryan Watson - Head of European Listed Real Estate, Macquarie Investment Management Europe Limited

Ryan Watson is Head of European Listed Real Estate, based in London. He joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Watson commenced in the financial industry in 2008 before joining AMP Capital in 2009. He transferred to the Global Listed Real Estate team after working with the Direct Property Team for two years across capital transactions, retail asset management, and fund of fund investing. Watson holds a Bachelor of Applied Finance from Macquarie University.

Jessica Koh - Head of Asia Listed Real Estate, Macquarie Funds Management Hong Kong Limited

Jessica Koh is Head of Asian Listed Real Estate, based in Hong Kong. She joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Koh commenced in the investment management industry in 2003, working at Colonial First State Global Asset Management for four years across its listed real estate and wholesale funds management businesses. Koh joined AMP Capital in March 2006. She holds a Bachelor of Property Economics, with honours, from the University of Technology, Sydney.

Manager of managers structure

The Funds and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Funds' Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Funds' sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

161

Who manages the Funds

Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers. Accountant services agents provide services such as calculating a fund's net asset value (NAV) and providing financial reporting information for the fund.

Custodian: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

162

About your account

Investing in the Funds

You can choose from a number of share classes for the Funds. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Funds by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise offered by a financial intermediary. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A, Class C, Class R and Class Y shares have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain existing investors or programs sponsored by certain intermediaries that were eligible under prior eligibility requirements may continue to invest in a particular share class.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from a Fund's share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. Each Fund and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class A

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares or Class I shares.

Class A shares of Delaware Global Real Estate Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy International Value Fund, and Delaware Real Estate Securities Fund

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%

163

About your account

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class A shares of Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, and Delaware Ivy Core Bond Fund

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class A shares of Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 or more	none*	none*

* There is no front-end sales charge when you purchase $250,000 or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class A shares of Delaware Ivy Limited-Term Bond Fund

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $100,000	2.75%	3.23%

164

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
$100,000 but less than $250,000	2.00%	2.44%
$250,000 but less than $1 million	1.00%	1.34%
$1 million or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 0.75% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of the then-current market value or the cost of the shares being redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. In general, Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. However, Class C shares that have been held for fewer than 8 years also will convert to Class A shares if (i) the Class C shares are not subject to a CDSC; (ii) a commission was not paid on the sale of such shares; and (iii) such shares represent dividend share holdings in a Fund that are no longer attached to shares originally purchased and funded by the shareholder. All conversions from Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes. For investors invested in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records, and it will be the broker-dealer's responsibility to apply the limitation for such purchases.

The Funds reserve the right to modify or waive the above policies at any time.

Class I
•
Class I shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

•
Class I shares are not subject to a CDSC.

•
Class I shares do not assess a 12b-1 fee.

•
Class I shares are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○
tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

○
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Class I shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Class I shares (use of the Class I shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

165

About your account

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Class I shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class I shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Class I shares through a no-commission network or platform;

○
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Class I shares in such programs; or

○
private investment vehicles, including, but not limited to, foundations and endowments.

A shareholder transacting in Class I shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6 (formerly, Class N)

Class R6 shares are sold without any front-end sales load or contingent deferred sales charges and do not pay an annual 12b-1 distribution and/or service fee. Class R6 shares generally are available only where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of a Fund and where an unaffiliated third-party intermediary provides administrative, distribution and/or other support services.

Class R6 shares generally are available for purchase by or through:

•
fee-based programs sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor; financial intermediaries that have been approved by, and that have an agreement with, the Distributor to offer Class R6 shares to self-directed investment brokerage accounts that may charge a transaction fee; certain registered investment advisers and other intermediaries approved by the Distributor; or a no-load network or platform sponsored by a financial intermediary where the Distributor has entered into an agreement with the intermediary

•
employee benefit plans established under Section 401(a), 403(b) or 457(b) of the Code; non-qualified deferred compensation plans and certain voluntary employee benefit associations and post-retirement benefit plans; and defined benefit plans and other accounts (including Rollover IRAs) or plans whereby Class R6 shares are held on the books of a Fund through omnibus accounts and the plan sponsor or financial intermediary has entered into an agreement with the Distributor to offer Class R6 shares to such accounts or plans

•
institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000

•
participants of the predecessor parent company's retirement plans

•
funds (including mutual funds registered under the 1940 Act and collective trusts) of funds

The Funds reserve the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from the Funds' share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class R
•
Class R shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a CDSC.

•
Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.

•
Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as certain other nonqualified deferred compensation plans); and (ii) individual retirement account (IRA) rollovers from legacy Delaware Investments plans that were previously maintained on the Delaware Investments retirement recordkeeping system or the retirement recordkeeping system of Ascensus that are offering Class R shares to participants.

•
Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, or SARSEPs).

•
Unlike Class C shares, Class R shares do not automatically convert into another class.

•
Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class I, and Class R6 shares.

•
Certain intermediaries may offer Class R to other account types under an agreement with the Distributor or its affiliates relating to such accounts.

166

Class Y

Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

•
participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code for which an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan

•
individuals investing in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees, through certain investment advisers and broker-dealers, including banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services

•
government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party intermediary provides certain administrative, distribution and/or other support services

•
clients of financial intermediaries who have self-directed brokerage accounts (that may or may not charge transaction fees to those clients), provided that such financial intermediaries have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class Y shares within such self-directed brokerage accounts

The Funds reserve the right to modify or waive the above policies at any time.

Dealer compensation

The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

Class A shares of Delaware Ivy Global Real Estate Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy International Value Fund, and Delaware Real Estate Securities Fund

Commission (%)	Class A1
Investment less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.60%
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

Class A shares of Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, and Delaware Ivy Core Bond Fund

Commission (%)	Class A1
Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.60%
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

Class A shares of Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund

Commission (%)	Class A1
Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%

167

About your account

Commission (%)	Class A1
$250,000 but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

Class A shares of Delaware Ivy Limited-Term Bond Fund

Commission (%)	Class A1
Less than $100,000	2.35%
$100,000 but less than $250,000	1.75%
$250,000 but less than $1 million	0.75%
$1 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. Effective July 1, 2021, on sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year's 12b-1 fee of up to 0.25%. For shares purchased after July 1, 2021, during the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund's advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You

168

should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund's shares. The Manager or its affiliates may benefit from the Distributor's or its affiliates' payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund's shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Funds' transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. Please note that your financial intermediary's policies may differ. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Funds' transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class R, Class I, Class R6 shares (if applicable), and Class Y (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds no longer accept retroactive letters of intent.

Upon your request, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your dealer, the Distributor or BNY Mellon at the time of purchase. You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note that depending on the financial intermediary holding your account, this policy may differ from those described in this Prospectus.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information.

Class A	Class C
Available.	Not available.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

169

About your account

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

If you are investing $1 million or more ($250,000 or more for Delaware Ivy Municipal Bond Fund or Delaware Ivy Municipal High Income Fund), either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares ($250,000 or more for Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund) that received a NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, for each Fund except Delaware Ivy Limited-Term Bond Fund, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. For Delaware Ivy Limited-Term Bond Fund, if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 0.75% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Buying Class A shares at net asset value

Sales Charge Waivers for Certain Investors

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. Certain existing investors or programs sponsored by certain intermediaries that were eligible to purchase Class A shares of a Fund at NAV may continue to be eligible to purchase Class A shares at NAV. The Fund reserves the right to modify or terminate these arrangements at any time.

•
Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 90-day reinvestment privilege.

•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager's current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc., Ivy Investment Management Company, Waddell & Reed, or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

•
Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

•
Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

•
Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

170

•
Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•
Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Class I, if applicable.

•
Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

•
Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.

•
Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•
Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

•
Purchases by certain participants of particular group retirement plans as described in the SAI.

•
Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund's eligibility requirements set by the predecessor fund's company.

•
Investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. As applicable, Class R, Class I, Class R6, and Class Y shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs. Your financial intermediary may offer waivers for certain account types or programs that may be different than what is noted below. See the “Broker-defined sales charge waiver policies” section or contact your financial intermediary for information on program availability.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•
Redemptions that result from the right to liquidate a shareholder's account: Redemptions that result from the right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

•
Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

•
Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

•
Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

•
Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

171

About your account

•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•
Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI, as applicable.

•
Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan's fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain existing investors or programs sponsored by certain intermediaries that were eligible for waivers of CDSCs may continue to be eligible for those waivers of CDSCs.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie® Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, deposits in the mail or with such services or receipt at the Funds' post office box, of purchase orders, do not constitute receipt by the Funds or their agent. Please note that the Funds reserve the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service (for Class A, Class C, and Class R shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

172

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm Eastern time), you will pay that day's closing Fund share price, which is based on the Fund's NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will pay that day's closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day's closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund's closing share price would still be determined as of that day's regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Funds use fair value pricing, they may take into account any factors they deem appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Funds may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Funds' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board's oversight.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Funds can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds by Macquarie® Service Center at 800 523-1918.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund's financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

173

About your account

How to redeem shares

Under normal circumstances, each Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will receive that day's closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to a Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie® Service Center

By mail

You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Funds' post office box, of redemption requests, do not constitute receipt by the Funds or the transfer agent.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

•
By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

174

•
By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

•
By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Funds have reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts

Each Fund also reserves the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, each Fund reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

175

About your account

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager's judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please note that depending on the financial intermediary holding your account, this policy may be unavailable or differ from those described in this Prospectus.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares (market timing and disruptive trading)

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Funds and their shareholders, such as market timing and disruptive trading. The Funds will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund's shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Funds consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

176

Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Funds will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds' market timing policy are not necessarily deemed accepted by the Funds and may be rejected by a Fund on the next Business Day following receipt by a Fund.

Redemptions will continue to be permitted in accordance with the Funds' then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Funds seek to make judgments and applications that are consistent with the interests of each Fund's shareholders. While the Funds will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Funds' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund's performance, if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to have financial intermediaries apply the Funds' monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Funds' frequent trading policy with respect to an omnibus account, the Funds' transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts

177

About your account

in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds' transfer agent believes the intermediary's procedures are reasonably designed to enforce the Funds' frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds' transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. There is no assurance that the information received by the Funds from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Funds' transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary's ability to transact in Fund shares, or restrict individual trading activity as applicable.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Usually, a Fund distributes net investment income at the following times:

Annually in December: Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Natural Resources Fund, and Delaware Ivy International Value Fund

Quarterly in March, June, September and December: Delaware Global Real Estate Fund and Delaware Real Estate Securities Fund

Declared monthly and paid monthly: Delaware Ivy Global Bond Fund

Declared daily and paid monthly: Delaware Ivy High Income Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, and Delaware Ivy Core Bond Fund

Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, a Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

The information below is supplemented or modified by the discussion under the subheading, “Additional Information for Tax-Exempt Funds.”

178

Tax considerations

Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the fixed income Funds is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by such a Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. Money market funds do not anticipate realizing any long-term capital gains.  None of the money market funds' income dividends will be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain tax rates.

The use of derivatives by the Funds may cause a Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivative contracts may accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

The real estate funds may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a US REIT.  Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a real estate fund realizes excess inclusion income in excess of certain threshold amounts.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Funds are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds' default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of

179

About your account

US-owned foreign investment accounts. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Additional Information for Tax-Exempt Funds (The next six paragraphs apply to Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund)

Exempt-Interest Dividends. Dividends from the Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities.  In general, exempt-interest dividends are exempt from regular federal income tax.  Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax.  Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  These dividends may be taxable to corporate shareholders subject to a state's corporate franchise tax, corporate income tax, or both and such shareholders should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax, unless such bonds were issued in 2009 or 2010.

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

Taxable Income Dividends.  The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals.  Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Capital Gain Distributions.  The Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

Special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Delaware Funds by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 90-day reinvestment privilege or exchange privilege.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Funds may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Code. Asset allocation models include the Delaware Funds by Macquarie® Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

180

Financial highlights

The financial highlights tables are intended to help you understand the financial performance of the Funds for the past five years or, if shorter, the period of a Class's operations. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited's US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Funds' prior investment manager. The performance shown from before April 30, 2021 are from the Funds' prior investment manager. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended March 31, 2022 and March 31, 2021 have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800 523-1918. For the fiscal years ended prior to March 31, 2021, the Funds' prior independent registered public accounting firm audited the Funds' financial statements.

Delaware Ivy Global Bond Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.26	$9.26	$9.71	$9.68	$9.68
Income (loss) from investment operations:
Net investment income	0.25	0.32	0.34	0.32	0.32
Net realized and unrealized gain (loss)[1]	(0.69)	0.95	(0.59)	0.01	(0.11)
Total from investment operations	(0.44)	1.27	(0.25)	0.33	0.21
Less dividends and distributions from:
Net investment income	(0.25)	(0.27)	(0.20)	(0.28)	(0.21)
Net realized gain	-	-	-	(0.02)	-
Total dividends and distributions	(0.25)	(0.27)	(0.20)	(0.30)	(0.21)
Net asset value, end of period	$9.57	$10.26	$9.26	$9.71	$9.68
Total return[2]	(4.39% )	13.77%	(2.69% )	3.47%	2.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$150,133	$178 [3]	$170 [3]	$211 [3]	$265 [3]
Ratio of expenses to average net assets[4]	0.96%	0.96%	0.99%	0.99%	1.01% [5]
Ratio of expenses to average net assets prior to fees waived[4]	1.19%	1.20%	1.22%	1.23%	1.26%
Ratio of net investment income to average net assets	2.46%	3.18%	3.43%	3.32%	3.22%
Ratio of net investment income to average net assets prior to fees waived	2.23%	2.94%	3.20%	3.08%	2.97%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 0.99%.

181

Financial highlights

Delaware Ivy Global Bond Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.25	$9.26	$9.71	$9.68	$9.68
Income (loss) from investment operations:
Net investment income	0.17	0.25	0.26	0.25	0.23
Net realized and unrealized gain (loss)[1]	(0.68)	0.94	(0.59)	0.01	(0.09)
Total from investment operations	(0.51)	1.19	(0.33)	0.26	0.14
Less dividends and distributions from:
Net investment income	(0.17)	(0.20)	(0.12)	(0.21)	(0.14)
Net realized gain	-	-	-	(0.02)	-
Total dividends and distributions	(0.17)	(0.20)	(0.12)	(0.23)	(0.14)
Net asset value, end of period	$9.57	$10.25	$9.26	$9.71	$9.68
Total return[2]	(5.04% )	12.81%	(3.42% )	2.71%	1.40%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,499	$4 [3]	$6 [3]	$9 [3]	$13 [3]
Ratio of expenses to average net assets[4]	1.72%	1.72%	1.74%	1.73%	1.76% [5]
Ratio of expenses to average net assets prior to fees waived[4]	1.97%	1.96%	1.98%	1.93%	1.96%
Ratio of net investment income to average net assets	1.69%	2.45%	2.68%	2.58%	2.40%
Ratio of net investment income to average net assets prior to fees waived	1.44%	2.21%	2.44%	2.38%	2.20%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.74%.

182

Delaware Ivy Global Bond Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.25	$9.26	$9.71	$9.68	$9.68
Income (loss) from investment operations:
Net investment income	0.27	0.35	0.36	0.34	0.34
Net realized and unrealized gain (loss)[1]	(0.68)	0.93	(0.59)	0.01	(0.11)
Total from investment operations	(0.41)	1.28	(0.23)	0.35	0.23
Less dividends and distributions from:
Net investment income	(0.27)	(0.29)	(0.22)	(0.30)	(0.23)
Net realized gain	-	-	-	(0.02)	-
Total dividends and distributions	(0.27)	(0.29)	(0.22)	(0.32)	(0.23)
Net asset value, end of period	$9.57	$10.25	$9.26	$9.71	$9.68
Total return[2]	(4.08% )	13.90%	(2.45% )	3.73%	2.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$198,358	$241 [3]	$204 [3]	$240 [3]	$262 [3]
Ratio of expenses to average net assets[4]	0.74%	0.74%	0.74%	0.74%	0.76% [5]
Ratio of expenses to average net assets prior to fees waived[4]	0.86%	0.89%	0.89%	0.88%	0.94%
Ratio of net investment income to average net assets	2.67%	3.39%	3.67%	3.58%	3.44%
Ratio of net investment income to average net assets prior to fees waived	2.55%	3.24%	3.52%	3.44%	3.26%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 0.74%.

183

Financial highlights

Delaware Ivy Global Bond Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.26	$9.26	$9.71	$9.69	$9.68
Income (loss) from investment operations:
Net investment income	0.27	0.34	0.36	0.34	0.33
Net realized and unrealized gain (loss)[1]	(0.68)	0.95	(0.58)	0.01	(0.09)
Total from investment operations	(0.41)	1.29	(0.22)	0.35	0.24
Less dividends and distributions from:
Net investment income	(0.28)	(0.29)	(0.23)	(0.31)	(0.23)
Net realized gain	-	-	-	(0.02)	-
Total dividends and distributions	(0.28)	(0.29)	(0.23)	(0.33)	(0.23)
Net asset value, end of period	$9.57	$10.26	$9.26	$9.71	$9.69
Total return[2]	(4.14% )	14.02%	(2.42% )	3.75%	2.43% [3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,870	$62 [4]	$23 [4]	$31 [4]	$18 [4]
Ratio of expenses to average net assets[5]	0.70%	0.72%	0.73%	0.71%	0.74%
Ratio of expenses to average net assets prior to fees waived[5]	0.70%	0.72%	0.73%	0.71%	0.76%
Ratio of net investment income to average net assets	2.65%	3.32%	3.69%	3.61%	3.37%
Ratio of net investment income to average net assets prior to fees waived	2.65%	3.32%	3.69%	3.61%	3.35%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

184

Delaware Ivy Global Bond Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.23	$9.24	$9.69	$9.67	$9.66
Income (loss) from investment operations:
Net investment income	0.20	0.28	0.29	0.27	0.26
Net realized and unrealized gain (loss)[1]	(0.68)	0.93	(0.59)	0.01	(0.09)
Total from investment operations	(0.48)	1.21	(0.30)	0.28	0.17
Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.15)	(0.24)	(0.16)
Net realized gain	-	-	-	(0.02)	-
Total dividends and distributions	(0.20)	(0.22)	(0.15)	(0.26)	(0.16)
Net asset value, end of period	$9.55	$10.23	$9.24	$9.69	$9.67
Total return[2]	(4.77% )	13.13%	(3.16% )	2.89%	1.76% [3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$260	- [4,5]	$1 [4]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[6]	1.45%	1.46%	1.47%	1.45%	1.49%
Ratio of expenses to average net assets prior to fees waived[6]	1.45%	1.46%	1.47%	1.45%	1.51%
Ratio of net investment income to average net assets	1.96%	2.77%	2.95%	2.86%	2.66%
Ratio of net investment income to average net assets prior to fees waived	1.96%	2.77%	2.95%	2.86%	2.64%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

185

Financial highlights

Delaware Ivy Global Bond Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.26	$9.26	$9.71	$9.69	$9.68
Income (loss) from investment operations:
Net investment income	0.25	0.32	0.34	0.32	0.31
Net realized and unrealized gain (loss)[1]	(0.68)	0.95	(0.59)	-	(0.09)
Total from investment operations	(0.43)	1.27	(0.25)	0.32	0.22
Less dividends and distributions from:
Net investment income	(0.25)	(0.27)	(0.20)	(0.28)	(0.21)
Net realized gain	-	-	-	(0.02)	-
Total dividends and distributions	(0.25)	(0.27)	(0.20)	(0.30)	(0.21)
Net asset value, end of period	$9.58	$10.26	$9.26	$9.71	$9.69
Total return[2]	(4.29% )	13.76%	(2.69% )	3.36%	2.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$881	$1 [3]	$1 [3]	$1 [3]	$3 [3]
Ratio of expenses to average net assets[4]	0.96%	0.96%	0.99%	0.99%	1.02%
Ratio of expenses to average net assets prior to fees waived[4]	1.11%	1.12%	1.23%	1.11%	1.16%
Ratio of net investment income to average net assets	2.42%	3.18%	3.46%	3.29%	3.13%
Ratio of net investment income to average net assets prior to fees waived	2.27%	3.02%	3.22%	3.17%	2.99%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

186

Delaware Ivy High Income Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91	$7.20	$7.49	$7.60
Income (loss) from investment operations:
Net investment income[1]	0.46	0.41	0.49	0.50	0.53
Net realized and unrealized gain (loss)	(0.38)	1.21	(1.29)	(0.29)	(0.12)
Total from investment operations	0.08	1.62	(0.80)	0.21	0.41
Less dividends and distributions from:
Net investment income	(0.45)	(0.43)	(0.49)	(0.50)	(0.52)
Return of capital	-	-	-	-	-
Total dividends and distributions	(0.45)	(0.43)	(0.49)	(0.50)	(0.52)
Net asset value, end of period	$6.73	$7.10	$5.91	$7.20	$7.49
Total return[2]	1.09% [3]	28.16%	(12.03% )	2.93%	5.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,576,813	$1,816 [4]	$1,465 [4]	$1,930 [4]	$2,221 [4]
Ratio of expenses to average net assets[5]	0.95%	0.97%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	6.44%	6.16%	6.89%	6.81%	7.02%
Portfolio turnover	48%	59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

187

Financial highlights

Delaware Ivy High Income Fund

	Year ended
Class C shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91		$7.20	$7.49	$7.60
Income (loss) from investment operations:
Net investment income[1]	0.40	0.36		0.44	0.45	0.45
Net realized and unrealized gain (loss)	(0.37)	1.22		(1.29)	(0.29)	(0.09)
Total from investment operations	0.03	1.58		(0.85)	0.16	0.36
Less dividends and distributions from:
Net investment income	(0.40)	(0.39)		(0.44)	(0.45)	(0.47)
Total dividends and distributions	(0.40)	(0.39)		(0.44)	(0.45)	(0.47)
Net asset value, end of period	$6.73	$7.10		$5.91	$7.20	$7.49
Total return[2]	0.38% [3,4]	27.28%	[4]	(12.66%) [4]	2.21%	4.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$221,601	$321	[5]	$447 [5]	$683 [5]	$817 [5]
Ratio of expenses to average net assets[6]	1.66%	1.66%		1.66%	1.66%	1.66%
Ratio of expenses to average net assets prior to fees waived[6]	1.70%	1.70%		1.68%	1.66%	1.66%
Ratio of net investment income to average net assets	5.72%	5.50%		6.17%	6.10%	5.94%
Ratio of net investment income to average net assets prior to fees waived	5.68%	5.46%		6.15%	6.10%	5.94%
Portfolio turnover	48%	59%		30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

188

Delaware Ivy High Income Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91	$7.20	$7.49	$7.60
Income (loss) from investment operations:
Net investment income[1]	0.47	0.43	0.50	0.52	0.53
Net realized and unrealized gain (loss)	(0.37)	1.21	(1.29)	(0.29)	(0.10)
Total from investment operations	0.10	1.64	(0.79)	0.23	0.43
Less dividends and distributions from:
Net investment income	(0.47)	(0.45)	(0.50)	(0.52)	(0.54)
Return of capital	-	-	-	-	-
Total dividends and distributions	(0.47)	(0.45)	(0.50)	(0.52)	(0.54)
Net asset value, end of period	$6.73	$7.10	$5.91	$7.20	$7.49
Total return[2]	1.31% [3]	28.44%	(11.83% )	3.18%	5.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,454,150	$1,868 [4]	$1,487 [4]	$2,058 [4]	$2,156 [4]
Ratio of expenses to average net assets[5]	0.74%	0.75%	0.73%	0.72%	0.72%
Ratio of net investment income to average net assets	6.66%	6.38%	7.11%	7.05%	6.99%
Portfolio turnover	48%	59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

189

Financial highlights

Delaware Ivy High Income Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91	$7.20	$7.49	$7.60
Income (loss) from investment operations:
Net investment income[1]	0.48	0.44	0.51	0.53	0.53
Net realized and unrealized gain (loss)	(0.37)	1.21	(1.29)	(0.29)	(0.09)
Total from investment operations	0.11	1.65	(0.78)	0.24	0.44
Less dividends and distributions from:
Net investment income	(0.48)	(0.46)	(0.51)	(0.53)	(0.55)
Return of capital	-	-	-	-	-
Total dividends and distributions	(0.48)	(0.46)	(0.51)	(0.53)	(0.55)
Net asset value, end of period	$6.73	$7.10	$5.91	$7.20	$7.49
Total return[2]	1.45% [3]	28.63%	(11.69% )	3.35%	5.93%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$64,630	$67 [4]	$64 [4]	$71 [4]	$45 [4]
Ratio of expenses to average net assets[5]	0.60%	0.60%	0.58%	0.56%	0.57%
Ratio of net investment income to average net assets	6.78%	6.54%	7.27%	7.22%	7.02%
Portfolio turnover	48%	59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

190

Delaware Ivy High Income Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91	$7.20	$7.49	$7.60
Income (loss) from investment operations:
Net investment income[1]	0.43	0.39	0.46	0.47	0.48
Net realized and unrealized gain (loss)	(0.37)	1.21	(1.29)	(0.29)	(0.10)
Total from investment operations	0.06	1.60	(0.83)	0.18	0.38
Less dividends and distributions from:
Net investment income	(0.43)	(0.41)	(0.46)	(0.47)	(0.49)
Total dividends and distributions	(0.43)	(0.41)	(0.46)	(0.47)	(0.49)
Net asset value, end of period	$6.73	$7.10	$5.91	$7.20	$7.49
Total return[2]	0.71% [3]	27.67%	(12.36% )	2.58%	5.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,613	$48 [4]	$45 [4]	$62 [4]	$65 [4]
Ratio of expenses to average net assets[5]	1.34%	1.35%	1.32%	1.30%	1.30%
Ratio of net investment income to average net assets	6.05%	5.79%	6.52%	6.47%	6.26%
Portfolio turnover	48%	59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

191

Financial highlights

Delaware Ivy High Income Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91	$7.20	$7.49	$7.60
Income (loss) from investment operations:
Net investment income[1]	0.45	0.41	0.49	0.50	0.50
Net realized and unrealized gain (loss)	(0.37)	1.21	(1.29)	(0.29)	(0.09)
Total from investment operations	0.08	1.62	(0.80)	0.21	0.41
Less dividends and distributions from:
Net investment income	(0.45)	(0.43)	(0.49)	(0.50)	(0.52)
Return of capital	-	-	-	-	-
Total dividends and distributions	(0.45)	(0.43)	(0.49)	(0.50)	(0.52)
Net asset value, end of period	$6.73	$7.10	$5.91	$7.20	$7.49
Total return[2]	1.09% [3]	28.17%	(12.03% )	2.94%	5.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,847	$138 [4]	$133 [4]	$239 [4]	$329 [4]
Ratio of expenses to average net assets[5]	0.96%	0.97%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[5]	0.99%	1.00%	0.98%	0.96%	0.96%
Ratio of net investment income to average net assets	6.37%	6.17%	6.87%	6.80%	6.63%
Ratio of net investment income to average net assets prior to fees waived	6.34%	6.14%	6.84%	6.79%	6.62%
Portfolio turnover	48%	59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

192

Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund)

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.86	$8.16	$11.22	$10.38	$10.28
Income (loss) from investment operations:
Net investment income[1]	0.16	0.12	0.15	0.15	0.24
Net realized and unrealized gain (loss)	1.58	2.88	(2.57)	1.21	0.04
Total from investment operations	1.74	3.00	(2.42)	1.36	0.28
Less dividends and distributions from:
Net investment income	(0.37)	(0.30)	(0.38)	(0.31)	(0.11)
Net realized gain	-	-	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.37)	(0.30)	(0.64)	(0.52)	(0.18)
Net asset value, end of period	$12.23	$10.86	$8.16	$11.22	$10.38
Total return[2]	16.12%	37.08%	(22.88% )	13.61%	2.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,754	$11 [3]	$11 [3]	$20 [3]	$8 [3]
Ratio of expenses to average net assets[4]	1.48%	1.48%	1.51%	1.61% [5]	1.51%
Ratio of expenses to average net assets prior to fees waived[4]	1.76%	1.79%	1.68%	1.90%	1.79%
Ratio of net investment income to average net assets	1.38%	1.23%	1.44%	1.40%	2.29%
Ratio of net investment income to average net assets prior to fees waived	1.10%	0.92%	1.27%	1.11%	2.01%
Portfolio turnover	88%	90%	88%	91%	77%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.51%.

193

Financial highlights

Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund)

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.76	$8.11	$11.15	$10.32	$10.24
Income (loss) from investment operations:
Net investment income[1]	0.08	0.05	0.08	0.06	0.14
Net realized and unrealized gain (loss)	1.56	2.86	(2.55)	1.21	0.06
Total from investment operations	1.64	2.91	(2.47)	1.27	0.20
Less dividends and distributions from:
Net investment income	(0.30)	(0.26)	(0.31)	(0.23)	(0.05)
Net realized gain	-	-	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.30)	(0.26)	(0.57)	(0.44)	(0.12)
Net asset value, end of period	$12.10	$10.76	$8.11	$11.15	$10.32
Total return[2]	15.28%	36.12%	(23.32% )	12.72%	1.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$499	$3 [3]	$3 [3]	$4 [3]	$1 [3]
Ratio of expenses to average net assets[4]	2.15%	2.15%	2.17%	2.27%	2.30%
Ratio of expenses to average net assets prior to fees waived[4]	2.21%	2.31%	2.26%	2.44%	2.47%
Ratio of net investment income to average net assets	0.64%	0.52%	0.75%	0.60%	1.30%
Ratio of net investment income to average net assets prior to fees waived	0.58%	0.36%	0.66%	0.43%	1.13%
Portfolio turnover	88%	90%	88%	91%	77%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

194

Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund)

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.91	$8.19	$11.24	$10.41	$10.29
Income (loss) from investment operations:
Net investment income[1]	0.21	0.16	0.21	0.19	0.26
Net realized and unrealized gain (loss)	1.59	2.89	(2.57)	1.21	0.07
Total from investment operations	1.80	3.05	(2.36)	1.40	0.33
Less dividends and distributions from:
Net investment income	(0.42)	(0.33)	(0.43)	(0.36)	(0.14)
Net realized gain	-	-	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.42)	(0.33)	(0.69)	(0.57)	(0.21)
Net asset value, end of period	$12.29	$10.91	$8.19	$11.24	$10.41
Total return[2]	16.62%	37.55%	(22.41% )	14.00%	3.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,193	$63 [3]	$60 [3]	$88 [3]	$28 [3]
Ratio of expenses to average net assets[4]	1.05%	1.05%	1.05%	1.20% [5]	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.36%	1.41%	1.34%	1.55%	1.41%
Ratio of net investment income to average net assets	1.77%	1.64%	1.90%	1.76%	2.48%
Ratio of net investment income to average net assets prior to fees waived	1.46%	1.28%	1.61%	1.41%	2.12%
Portfolio turnover	88%	90%	88%	91%	77%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.05%.

195

Financial highlights

Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund)

Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	7/5/17[1]- 3/31/18
Net asset value, beginning of period	$10.92	$8.19	$11.26	$10.42	$10.42
Income (loss) from investment operations:
Net investment income[2]	0.23	0.16	0.20	0.21	0.15
Net realized and unrealized gain (loss)	1.57	2.90	(2.58)	1.19	0.05
Total from investment operations	1.80	3.06	(2.38)	1.40	0.20
Less dividends and distributions from:
Net investment income	(0.42)	(0.33)	(0.43)	(0.35)	(0.13)
Net realized gain	-	-	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.42)	(0.33)	(0.69)	(0.56)	(0.20)
Net asset value, end of period	$12.30	$10.92	$8.19	$11.26	$10.42
Total return[3]	16.60%	37.67%	(22.53% )	14.08%	1.89%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,562	$15 [4]	$22 [4]	$30 [4]	$30 [4]
Ratio of expenses to average net assets[5]	1.05%	1.05%	1.05%	1.13% [6]	1.05%
Ratio of expenses to average net assets prior to fees waived[5]	1.30%	1.22%	1.16%	1.31%	1.27%
Ratio of net investment income to average net assets	1.92%	1.71%	1.90%	2.01%	1.96%
Ratio of net investment income to average net assets prior to fees waived	1.67%	1.54%	1.79%	1.83%	1.74%
Portfolio turnover	88%	90%	88%	91%	77% [7]

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 1.05%.
[7]	Portfolio turnover is representative of the Fund for the period ended March 31, 2018.

196

Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund)

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.82	$8.14	$11.19	$10.36	$10.27
Income (loss) from investment operations:
Net investment income[1]	0.12	0.15	0.12	0.09	0.18
Net realized and unrealized gain (loss)	1.58	2.81	(2.56)	1.23	0.07
Total from investment operations	1.70	2.96	(2.44)	1.32	0.25
Less dividends and distributions from:
Net investment income	(0.34)	(0.28)	(0.35)	(0.28)	(0.09)
Net realized gain	-	-	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.34)	(0.28)	(0.61)	(0.49)	(0.16)
Net asset value, end of period	$12.18	$10.82	$8.14	$11.19	$10.36
Total return[2]	15.74%	36.66%	(23.08% )	13.19%	2.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$857	$1 [3]	$3 [3]	$6 [3]	- [3,4]
Ratio of expenses to average net assets[5]	1.80%	1.80%	1.80%	1.93%	1.81%
Ratio of expenses to average net assets prior to fees waived[5]	1.97%	1.98%	1.93%	2.10%	1.97%
Ratio of net investment income to average net assets	1.03%	1.66%	1.16%	0.83%	1.74%
Ratio of net investment income to average net assets prior to fees waived	0.86%	1.48%	1.03%	0.66%	1.58%
Portfolio turnover	88%	90%	88%	91%	77%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Amount is less than $500.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

197

Financial highlights

Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund)

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.00	$8.27	$11.35	$10.50	$10.39
Income (loss) from investment operations:
Net investment income[1]	0.17	0.20	0.16	0.14	0.22
Net realized and unrealized gain (loss)	1.61	2.83	(2.59)	1.24	0.07
Total from investment operations	1.78	3.03	(2.43)	1.38	0.29
Less dividends and distributions from:
Net investment income	(0.38)	(0.30)	(0.39)	(0.32)	(0.11)
Net realized gain	-	-	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.38)	(0.30)	(0.65)	(0.53)	(0.18)
Net asset value, end of period	$12.40	$11.00	$8.27	$11.35	$10.50
Total return[2]	16.21%	36.96%	(22.73% )	13.64%	2.76%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,205	$1 [3]	$4 [3]	$5 [3]	$1 [3]
Ratio of expenses to average net assets[4]	1.47%	1.45%	1.46%	1.51%	1.46%
Ratio of expenses to average net assets prior to fees waived[4]	1.65%	1.61%	1.55%	1.68%	1.62%
Ratio of net investment income to average net assets	1.39%	2.15%	1.46%	1.29%	2.11%
Ratio of net investment income to average net assets prior to fees waived	1.21%	1.99%	1.37%	1.12%	1.95%
Portfolio turnover	88%	90%	88%	91%	77%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

198

Delaware Ivy Limited-Term Bond Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80
Income (loss) from investment operations:
Net investment income[1]	0.11	0.15	0.20	0.21	0.18
Net realized and unrealized gain (loss)	(0.43)	0.17	0.14	0.10	(0.15)
Total from investment operations	(0.32)	0.32	0.34	0.31	0.03
Less dividends and distributions from:
Net investment income	(0.11)	(0.15)	(0.21)	(0.21)	(0.19)
Total dividends and distributions	(0.11)	(0.15)	(0.21)	(0.21)	(0.19)
Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64
Total return[2]	(2.95% )	2.99%	3.14%	2.95%	0.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$348,269	$421 [3]	$381 [3]	$382 [3]	$431 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.91%	0.91%	0.89%
Ratio of net investment income to average net assets	0.98%	1.39%	1.86%	1.90%	1.69%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

199

Financial highlights

Delaware Ivy Limited-Term Bond Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80
Income (loss) from investment operations:
Net investment income[1]	0.02	0.07	0.12	0.13	0.10
Net realized and unrealized gain (loss)	(0.43)	0.17	0.13	0.10	(0.15)
Total from investment operations	(0.41)	0.24	0.25	0.23	(0.05)
Less dividends and distributions from:
Net investment income	(0.02)	(0.07)	(0.12)	(0.13)	(0.11)
Total dividends and distributions	(0.02)	(0.07)	(0.12)	(0.13)	(0.11)
Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64
Total return[2]	(3.70% )	2.23%	2.36%	2.20%	(0.51% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,208	$25 [3]	$27 [3]	$5 [3]	$55 [3]
Ratio of expenses to average net assets[4]	1.67%	1.65%	1.67%	1.65%	1.66%
Ratio of net investment income to average net assets	0.22%	0.65%	1.12%	1.16%	0.92%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

200

Delaware Ivy Limited-Term Bond Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80
Income (loss) from investment operations:
Net investment income[1]	0.13	0.18	0.23	0.24	0.21
Net realized and unrealized gain (loss)	(0.43)	0.17	0.13	0.10	(0.16)
Total from investment operations	(0.30)	0.35	0.36	0.34	0.05
Less dividends and distributions from:
Net investment income	(0.13)	(0.18)	(0.23)	(0.24)	(0.21)
Total dividends and distributions	(0.13)	(0.18)	(0.23)	(0.24)	(0.21)
Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64
Total return[2]	(2.76% )	3.21%	3.38%	3.19%	0.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$434,583	$596 [3]	$570 [3]	$677 [3]	$710 [3]
Ratio of expenses to average net assets[4]	0.68%	0.68%	0.69%	0.67%	0.66%
Ratio of net investment income to average net assets	1.19%	1.61%	2.10%	2.14%	1.92%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

201

Financial highlights

Delaware Ivy Limited-Term Bond Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80
Income (loss) from investment operations:
Net investment income[1]	0.15	0.20	0.24	0.25	0.22
Net realized and unrealized gain (loss)	(0.43)	0.17	0.14	0.10	(0.15)
Total from investment operations	(0.28)	0.37	0.38	0.35	(0.07)
Less dividends and distributions from:
Net investment income	(0.15)	(0.20)	(0.25)	(0.25)	(0.23)
Total dividends and distributions	(0.15)	(0.20)	(0.25)	(0.25)	(0.23)
Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64
Total return[2]	(2.60% )	3.37%	3.54%	3.36%	0.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$140,580	$122 [3]	$130 [3]	$169 [3]	$85 [3]
Ratio of expenses to average net assets[4]	0.53%	0.53%	0.53%	0.51%	0.50%
Ratio of net investment income to average net assets	1.34%	1.77%	2.25%	2.30%	2.08%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

202

Delaware Ivy Limited-Term Bond Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80
Income (loss) from investment operations:
Net investment income[1]	0.06	0.12	0.16	0.17	0.14
Net realized and unrealized gain (loss)	(0.43)	0.16	0.14	0.10	(0.15)
Total from investment operations	(0.37)	0.28	0.30	0.27	(0.01)
Less dividends and distributions from:
Net investment income	(0.06)	(0.11)	(0.17)	(0.17)	(0.15)
Total dividends and distributions	(0.06)	(0.11)	(0.17)	(0.17)	(0.15)
Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64
Total return[2]	(3.34% )	2.61%	2.76%	2.60%	(0.12% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$478	- [3,4]	$1 [3]	- [3,4]	$1 [3]
Ratio of expenses to average net assets[5]	1.29%	1.27%	1.28%	1.26%	1.26%
Ratio of net investment income to average net assets	0.59%	1.06%	1.47%	1.54%	1.32%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Rounded less than $500 thousands.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

203

Financial highlights

Delaware Ivy Limited-Term Bond Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80
Income (loss) from investment operations:
Net investment income[1]	0.11	0.16	0.20	0.21	0.18
Net realized and unrealized gain (loss)	(0.43)	0.16	0.14	0.10	(0.15)
Total from investment operations	(0.32)	0.32	0.34	0.31	0.03
Less dividends and distributions from:
Net investment income	(0.11)	(0.15)	(0.21)	(0.21)	-
Total dividends and distributions	(0.11)	(0.15)	(0.21)	(0.21)	(0.19)
Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64
Total return[2]	(2.95% )	2.99%	3.14%	2.95%	0.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,129	$3 [3]	$6 [3]	$7 [3]	$11 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.91%	0.91%	0.89%
Ratio of expenses to average net assets prior to fees waived[4]	0.93%	0.93%	0.96%	0.91%	0.91%
Ratio of net investment income to average net assets	0.98%	1.45%	1.88%	1.89%	1.69%
Ratio of net investment income to average net assets prior to fees waived	0.94%	1.41%	1.83%	1.89%	1.67%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

204

Delaware Ivy Managed International Opportunities Fund

	Year ended
Class A shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.52	$7.80		$10.18	$11.87	$10.58
Income (loss) from investment operations:
Net investment income[1]	0.26	0.08		0.18	0.14	0.14
Net realized and unrealized gain (loss)	(1.16)	4.73		(1.88)	(1.08)	1.44
Total from investment operations	(0.90)	4.81		(1.70)	(0.94)	1.58
Less dividends and distributions from:
Net investment income	(0.28)	(0.09)		(0.20)	(0.16)	(0.15)
Net realized gain	(0.03)	-		(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.31)	(0.09)		(0.68)	(0.75)	(0.29)
Net asset value, end of period	$11.31	$12.52		$7.80	$10.18	$11.87
Total return[2]	(7.34%) [3]	61.81%	[3]	(18.31%) [3]	(7.32%) [3]	14.95%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,379	$64	[4]	$45 [4]	$66 [4]	$84 [4]
Ratio of expenses to average net assets[5]	0.46%	0.46%		0.48%	0.49%	0.49%
Ratio of expenses to average net assets prior to fees waived[5]	0.59%	0.50%		0.51%	0.51%	0.49%
Ratio of net investment income to average net assets	2.06%	0.80%		1.82%	1.32%	1.17%
Ratio of net investment income to average net assets prior to fees waived	1.93%	0.76%		1.79%	1.30%	1.17%
Portfolio turnover	36%	17%		10%	71%	10%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

205

Financial highlights

Delaware Ivy Managed International Opportunities Fund

	Year ended
Class C shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.22	$7.53		$9.92	$11.64	$10.38
Income (loss) from investment operations:
Net investment income[1]	0.17	-	[2]	0.10	0.06	0.07
Net realized and unrealized gain (loss)	(1.16)	4.73		(1.86)	(1.09)	1.41
Total from investment operations	(0.99)	4.73		(1.76)	(1.03)	1.48
Less dividends and distributions from:
Net investment income	(0.21)	(0.04)		(0.15)	(0.10)	(0.08)
Net realized gain	(0.03)	-		(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.24)	(0.04)		(0.63)	(0.69)	(0.22)
Net asset value, end of period	$10.99	$12.22		$7.53	$9.92	$11.64
Total return[3]	(8.22%) [4]	62.89%	[4]	(19.36%) [4]	(8.32%) [4]	14.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$876	$1	[5]	$1 [5]	$2 [5]	$3 [5]
Ratio of expenses to average net assets[6]	1.25%	1.25%		1.29%	1.29%	1.28%
Ratio of expenses to average net assets prior to fees waived[6]	1.48%	1.36%		1.36%	1.31%	1.28%
Ratio of net investment income to average net assets	1.34%	0.01%		0.98%	0.58%	0.57%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.11%	(0.10%	)	0.91%	0.56%	0.57%
Portfolio turnover	36%	17%		10%	71%	10%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

206

Delaware Ivy Managed International Opportunities Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.61	$7.87	$10.24	$11.93	$10.63
Income (loss) from investment operations:
Net investment income[1]	0.29	0.12	0.22	0.18	0.18
Net realized and unrealized gain (loss)	(1.16)	4.74	(1.88)	(1.09)	1.43
Total from investment operations	(0.87)	4.86	(1.66)	(0.91)	1.61
Less dividends and distributions from:
Net investment income	(0.31)	(0.12)	(0.23)	(0.19)	(0.17)
Net realized gain	(0.03)	-	(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.34)	(0.12)	(0.71)	(0.78)	(0.31)
Net asset value, end of period	$11.40	$12.61	$7.87	$10.24	$11.93
Total return[2]	(7.08% )	61.80%	(17.91% )	(7.03% )	15.23%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,847	$112 [3]	$90 [3]	$109 [3]	$142 [3]
Ratio of expenses to average net assets[4]	0.16%	0.16%	0.16%	0.16%	0.16%
Ratio of expenses to average net assets prior to fees waived[4]	0.20%	0.19%	0.19%	0.19%	0.18%
Ratio of net investment income to average net assets	2.23%	1.10%	2.19%	1.59%	1.55%
Ratio of net investment income to average net assets prior to fees waived	2.19%	1.07%	2.16%	1.56%	1.53%
Portfolio turnover	36%	17%	10%	71%	10%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

207

Financial highlights

Delaware Ivy Managed International Opportunities Fund

	Year ended
Class R6 shares	3/31/22	3/31/21		3/31/20	3/31/19	7/5/17- 3/31/18[1]
Net asset value, beginning of period	$12.62	$7.88		$10.25	$11.94	$11.17
Income (loss) from investment operations:
Net investment income[2]	0.23	0.12		0.23	0.19	0.17
Net realized and unrealized gain (loss)	(1.10)	4.74		(1.89)	(1.10)	0.90
Total from investment operations	(0.87)	4.86		(1.66)	(0.91)	1.07
Less dividends and distributions from:
Net investment income	(0.31)	(0.12)		(0.23)	(0.19)	(0.16)
Net realized gain	(0.03)	-		(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.34)	(0.12)		(0.71)	(0.78)	(0.30)
Net asset value, end of period	$11.41	$12.62		$7.88	$10.25	$11.94
Total return[3]	(7.07%) [4]	61.72%	[4]	(17.90%) [4]	(7.03%) [4]	9.67%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81	$1	[5]	- [5,6]	- [5,6]	- [5,6]
Ratio of expenses to average net assets[7]	0.16%	0.16%		0.16%	0.16%	0.15%
Ratio of expenses to average net assets prior to fees waived[7]	0.21%	0.18%		0.19%	0.17%	0.15%
Ratio of net investment income to average net assets	1.82%	1.08%		2.25%	1.71%	1.89%
Ratio of net investment income to average net assets prior to fees waived	1.77%	1.06%		2.22%	1.70%	1.89%
Portfolio turnover	36%	17%		10%	71%	10% [8]

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Net assets reported in millions.
[6]	Rounded less than $500 thousands.
[7]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[8]	Portfolio turnover is representative of the Fund for the entire year.

208

Delaware Ivy Managed International Opportunities Fund

	Year ended
Class R shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.47	$7.75		$10.14	$11.83	$10.55
Income (loss) from investment operations:
Net investment income[1]	0.15	0.02		0.18	0.13	0.13
Net realized and unrealized gain (loss)	(1.08)	4.78		(1.90)	(1.08)	1.42
Total from investment operations	(0.93)	4.80		(1.72)	(0.95)	1.55
Less dividends and distributions from:
Net investment income	(0.26)	(0.08)		(0.19)	(0.15)	(0.13)
Net realized gain	(0.03)	-		(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.29)	(0.08)		(0.67)	(0.74)	(0.27)
Net asset value, end of period	$11.25	$12.47		$7.75	$10.14	$11.83
Total return[2]	(7.58%) [3]	62.03%	[3]	(18.59% )	(7.47%) [3]	14.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75	-	[4,5]	$1 [4]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[6]	0.67%	0.66%		0.67%	0.66%	0.66%
Ratio of expenses to average net assets prior to fees waived[6]	0.70%	0.67%		0.67%	0.67%	0.66%
Ratio of net investment income to average net assets	1.18%	0.23%		1.77%	1.16%	1.12%
Ratio of net investment income to average net assets prior to fees waived	1.15%	0.22%		1.77%	1.15%	1.12%
Portfolio turnover	36%	17%		10%	71%	10%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

209

Financial highlights

Delaware Ivy Managed International Opportunities Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.53	$7.81	$10.18	$11.87	$10.58
Income (loss) from investment operations:
Net investment income[1]	0.28	0.09	0.10	0.16	0.15
Net realized and unrealized gain (loss)	(1.17)	4.73	(1.78)	(1.09)	1.43
Total from investment operations	(0.89)	4.82	(1.68)	(0.93)	1.58
Less dividends and distributions from:
Net investment income	(0.29)	(0.10)	(0.21)	(0.17)	(0.15)
Net realized gain	(0.03)	-	(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.32)	(0.10)	(0.69)	(0.76)	(0.29)
Net asset value, end of period	$11.32	$12.53	$7.81	$10.18	$11.87
Total return[2]	(7.27% )	61.81%	(18.15% )	(7.24% )	15.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$135	- [3,4]	- [3,4]	$1 [3,4]	$1 [3]
Ratio of expenses to average net assets[5]	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of expenses to average net assets prior to fees waived[5]	0.48%	0.44%	0.76%	0.43%	0.40%
Ratio of net investment income to average net assets	2.16%	0.82%	0.95%	1.44%	1.30%
Ratio of net investment income to average net assets prior to fees waived	2.06%	0.76%	0.57%	1.39%	1.28%
Portfolio turnover	36%	17%	10%	71%	10%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Rounded less than $500 thousands.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

210

Delaware Ivy Municipal Bond Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.89	$11.68	$11.70	$11.72	$11.82
Income (loss) from investment operations:
Net investment income[1]	0.30	0.26	0.34	0.40	0.42
Net realized and unrealized gain (loss)	(0.88)	0.21	(0.03)	(0.03)	(0.15)
Total from investment operations	(0.58)	0.47	0.31	0.37	0.27
Less dividends and distributions from:
Net investment income	(0.25)	(0.26)	(0.33)	(0.39)	(0.37)
Net realized gain	(0.11)	-	-	-	-
Total dividends and distributions	(0.36)	(0.26)	(0.33)	(0.39)	(0.37)
Net asset value, end of period	$10.95	$11.89	$11.68	$11.70	$11.72
Total return[2]	(5.09% )	4.07%	2.68%	3.28%	2.28%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$375,510	$445 [3]	$453 [3]	$476 [3]	$523 [3]
Ratio of expenses to average net assets[4]	0.83%	0.83%	0.84%	0.84%	0.87%
Ratio of expenses to average net assets prior to fees waived[4]	0.87%	0.90%	0.91%	0.90%	0.92%
Ratio of net investment income to average net assets	2.50%	2.21%	2.87%	3.38%	3.52%
Ratio of net investment income to average net assets prior to fees waived	2.46%	2.14%	2.80%	3.32%	3.47%
Portfolio turnover	60%	22%	18%	7%	- [5]

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Portfolio turnover is less than 0.50%.

211

Financial highlights

Delaware Ivy Municipal Bond Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.89	$11.68	$11.70	$11.72	11.82
Income (loss) from investment operations:
Net investment income[1]	0.18	0.16	0.24	0.30	0.29
Net realized and unrealized gain (loss)	(0.86)	0.21	(0.03)	(0.01)	(0.13)
Total from investment operations	(0.68)	0.37	0.21	0.29	0.16
Less dividends and distributions from:
Net investment income	(0.15)	(0.16)	(0.23)	(0.31)	(0.26)
Net realized gain	(0.11)	-	-	-	-
Total dividends and distributions	(0.26)	(0.16)	(0.23)	(0.31)	(0.26)
Net asset value, end of period	$10.95	$11.89	$11.68	$11.70	$11.72
Total return[2]	(5.87% )	3.14%	1.80%	2.50%	1.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,842	$8 [3]	$16 [3]	$19 [3]	$24 [3]
Ratio of expenses to average net assets[4]	1.67%	1.73%	1.72%	1.70%	1.74%
Ratio of net investment income to average net assets	1.56%	1.36%	2.00%	2.53%	2.46%
Portfolio turnover	60%	22%	18%	7%	- [5]

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Portfolio turnover is less than 0.50%.

212

Delaware Ivy Municipal Bond Fund

	Year ended
Class I shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.89	$11.68		$11.70	$11.72	$11.82
Income (loss) from investment operations:
Net investment income[1]	0.31	0.28		0.36	0.42	0.43
Net realized and unrealized gain (loss)	(0.88)	0.21		(0.03)	(0.02)	(0.15)
Total from investment operations	(0.57)	0.49		0.33	0.40	0.28
Less dividends and distributions from:
Net investment income	(0.26)	(0.28)		(0.35)	(0.42)	(0.38)
Net realized gain	(0.11)	-		-	-	-
Total dividends and distributions	(0.37)	(0.28)		(0.35)	(0.42)	(0.38)
Net asset value, end of period	$10.95	$11.89		$11.68	$11.70	$11.72
Total return[2]	(4.96%) [3]	4.21%	[3]	2.83% [3]	3.53% [3]	2.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$238,886	$302	[4]	$293 [4]	$315 [4]	$326 [4]
Ratio of expenses to average net assets[5]	0.70%	0.70%		0.70%	0.70%	0.75%
Ratio of expenses to average net assets prior to fees waived[5]	0.72%	0.74%		0.74%	0.73%	0.75%
Ratio of net investment income to average net assets	2.59%	2.33%		3.01%	3.52%	3.58%
Ratio of net investment income to average net assets prior to fees waived	2.57%	2.29%		2.97%	3.49%	3.58%
Portfolio turnover	60%	22%		18%	7%	- [6]

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Portfolio turnover is less than 0.50%.

213

Financial highlights

Delaware Ivy Municipal Bond Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	7/5/17- 3/31/18[1]
Net asset value, beginning of period	$11.89	$11.68	$11.70	$11.72	$11.90
Income (loss) from investment operations:
Net investment income[2]	0.32	0.29	0.36	0.43	0.33
Net realized and unrealized gain (loss)	(0.87)	0.21	(0.02)	(0.02)	(0.21)
Total from investment operations	(0.55)	0.50	0.34	0.41	0.12
Less dividends and distributions from:
Net investment income	(0.28)	(0.29)	(0.36)	(0.43)	(0.30)
Net realized gain	(0.11)	-	-	-	-
Total dividends and distributions	(0.39)	(0.29)	(0.36)	(0.43)	(0.30)
Net asset value, end of period	$10.95	$11.89	$11.68	$11.70	$11.72
Total return[3]	(4.84% )	4.32%	2.94%	3.62%	1.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,124	$1 [4]	$1 [4]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[5]	0.58%	0.60%	0.60%	0.59%	0.60%
Ratio of net investment income to average net assets	2.75%	2.43%	3.09%	3.62%	3.74%
Portfolio turnover	60%	22%	18%	7%	- [6]

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Portfolio turnover is less than 0.50%.

214

Delaware Ivy Municipal High Income Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$5.04	$4.87	$5.02	$5.05	$5.09
Income (loss) from investment operations:
Net investment income[1]	0.21	0.17	0.19	0.22	0.16
Net realized and unrealized gain (loss)	(0.28)	0.17	(0.15)	(0.03)	-
Total from investment operations	(0.07)	0.34	0.04	0.19	0.16
Less dividends and distributions from:
Net investment income	(0.16)	(0.17)	(0.19)	(0.22)	(0.20)
Total dividends and distributions	(0.16)	(0.17)	(0.19)	(0.22)	(0.20)
Net asset value, end of period	$4.81	$5.04	$4.87	$5.02	$5.05
Total return[2]	(1.44% )	7.13%	0.72%	3.76%	3.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$556,920	$6,367 [3]	$610 [3]	$665 [3]	$732 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.88%	0.87%	0.88%
Ratio of net investment income to average net assets	4.14%	3.47%	3.76%	4.32%	3.17%
Portfolio turnover	42%	7%	18%	10%	3%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

215

Financial highlights

Delaware Ivy Municipal High Income Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$5.04	$4.87	$5.02	$5.05	$5.09
Income (loss) from investment operations:
Net investment income[1]	0.17	0.14	0.15	0.18	0.19
Net realized and unrealized gain (loss)	(0.27)	0.17	(0.15)	(0.03)	(0.06)
Total from investment operations	(0.10)	0.31	-	0.15	0.13
Less dividends and distributions from:
Net investment income	(0.13)	(0.14)	(0.15)	(0.18)	(0.17)
Total dividends and distributions	(0.13)	(0.14)	(0.15)	(0.18)	(0.17)
Net asset value, end of period	$4.81	$5.04	$4.87	$5.02	$5.05
Total return[2]	(2.12% )	6.39%	0.01%	3.06%	2.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,899	$30 [3]	$79 [3]	$106 [3]	$143 [3]
Ratio of expenses to average net assets[4]	1.58%	1.58%	1.58%	1.58%	1.58%
Ratio of expenses to average net assets prior to fees waived[4]	1.71%	1.68%	1.65%	1.63%	1.64%
Ratio of net investment income to average net assets	3.32%	2.85%	3.06%	3.63%	3.67%
Ratio of net investment income to average net assets prior to fees waived	3.19%	2.75%	2.99%	3.58%	3.61%
Portfolio turnover	42%	7%	18%	10%	3%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

216

Delaware Ivy Municipal High Income Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$5.04	$4.87	$5.02	$5.05	$5.09
Income (loss) from investment operations:
Net investment income[1]	0.23	0.19	0.20	0.23	0.23
Net realized and unrealized gain (loss)	(0.28)	0.17	(0.15)	(0.03)	(0.06)
Total from investment operations	(0.05)	0.36	0.05	0.20	0.17
Less dividends and distributions from:
Net investment income	(0.18)	(0.19)	(0.20)	(0.23)	(0.21)
Total dividends and distributions	(0.18)	(0.19)	(0.20)	(0.23)	(0.21)
Net asset value, end of period	$4.81	$5.04	$4.87	$5.02	$5.05
Total return[2]	(1.16% )	7.42%	0.99%	4.04%	3.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$278,654	$313 [3]	$355 [3]	$413 [3]	$520 [3]
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.61%	0.64%	0.68%
Ratio of expenses to average net assets prior to fees waived[4]	0.75%	0.74%	0.72%	0.71%	0.72%
Ratio of net investment income to average net assets	4.42%	3.76%	4.02%	4.57%	4.49%
Ratio of net investment income to average net assets prior to fees waived	4.28%	3.63%	3.91%	4.50%	4.45%
Portfolio turnover	42%	7%	18%	10%	3%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

217

Financial highlights

Delaware Ivy Municipal High Income Fund

Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	7/5/17- 3/31/18[1]
Net asset value, beginning of period	$5.04	$4.87	$5.02	$5.05	$5.11
Income (loss) from investment operations:
Net investment income[2]	0.23	0.19	0.20	0.23	0.17
Net realized and unrealized gain (loss)	(0.28)	0.17	(0.14)	(0.03)	(0.07)
Total from investment operations	(0.05)	0.36	0.06	0.20	0.10
Less dividends and distributions from:
Net investment income	(0.18)	(0.19)	(0.21)	(0.23)	(0.16)
Total dividends and distributions	(0.18)	(0.19)	(0.21)	(0.23)	(0.16)
Net asset value, end of period	$4.81	$5.04	$4.87	$5.02	$5.05
Total return[3]	(1.15% )	7.43%	1.03%	4.13%	2.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,095	$1 [4]	$1 [4]	$1 [4]	- [4,5]
Ratio of expenses to average net assets[6]	0.60%	0.60%	0.58%	0.57%	0.58%
Ratio of net investment income to average net assets	4.46%	3.77%	4.03%	4.56%	4.55%
Portfolio turnover	42%	7%	18%	10%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

218

Delaware Ivy Municipal High Income Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$5.04	$4.87	$5.02	$5.05	$5.09
Income (loss) from investment operations:
Net investment income[1]	0.21	0.17	0.19	0.22	0.23
Net realized and unrealized gain (loss)	(0.28)	0.17	(0.15)	(0.03)	(0.07)
Total from investment operations	(0.07)	0.34	0.04	0.19	0.16
Less dividends and distributions from:
Net investment income	(0.16)	(0.17)	(0.19)	(0.22)	(0.20)
Total dividends and distributions	(0.16)	(0.17)	(0.19)	(0.22)	(0.20)
Net asset value, end of period	$4.81	$5.04	$4.87	$5.02	$5.05
Total return[2]	(1.44% )	7.12%	0.72%	3.79%	3.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,955	$4 [3]	$6 [3]	$7 [3]	$10 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.88%	0.87%	0.88%
Ratio of expenses to average net assets prior to fees waived[4]	1.00%	0.99%	0.98%	0.96%	0.98%
Ratio of net investment income to average net assets	4.14%	3.49%	3.75%	4.36%	4.44%
Ratio of net investment income to average net assets prior to fees waived	4.03%	3.39%	3.65%	4.27%	4.34%
Portfolio turnover	42%	7%	18%	10%	3%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

219

Financial highlights

Delaware Ivy Natural Resources Fund

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$12.42	$7.85	$13.45	$14.82		$14.80
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.09	0.13	0.12		(0.03)
Net realized and unrealized gain (loss)	4.61	4.51	(5.51)	(1.49)		0.05
Total from investment operations	4.82	4.60	(5.38)	(1.37)		0.02
Less dividends and distributions from:
Net investment income	(0.32)	(0.03)	(0.22)	-		-
Total dividends and distributions	(0.32)	(0.03)	(0.22)	-		-
Net asset value, end of period	$16.92	$12.42	$7.85	$13.45		$14.82
Total return[2]	39.47%	58.68%	(40.58% )	(9.31%	)	0.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,746	$136 [3]	$102 [3]	$218	[3]	$288	[3]
Ratio of expenses to average net assets[4]	1.82%	1.84%	1.77%	1.59%		1.73%
Ratio of net investment income (loss) to average net assets	1.57%	0.82%	1.05%	0.82%		(0.19%	)
Portfolio turnover	116%	52%	44%	21%		33%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

220

Delaware Ivy Natural Resources Fund

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$10.22	$6.48	$11.13	$12.33		$12.39
Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.01	0.03	0.03		(0.12)
Net realized and unrealized gain (loss)	3.77	3.74	(4.55)	(1.23)		0.06
Total from investment operations	3.86	3.75	(4.52)	(1.20)		(0.06)
Less dividends and distributions from:
Net investment income	(0.27)	(0.01)	(0.13)	-		-
Total dividends and distributions	(0.27)	(0.01)	(0.13)	-		-
Net asset value, end of period	$13.81	$10.22	$6.48	$11.13		$12.33
Total return[2]	38.45%	57.83%	(41.02% )	(9.73%	)	(0.48%	)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,460	$3 [3]	$5 [3]	$21	[3]	$40	[3]
Ratio of expenses to average net assets[4]	2.52%	2.49%	2.48%	2.07%		2.40%
Ratio of net investment income (loss) to average net assets	0.84%	0.07%	0.30%	0.28%		(0.98%	)
Portfolio turnover	116%	52%	44%	21%		33%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

221

Financial highlights

Delaware Ivy Natural Resources Fund

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.99	$8.18	$14.06	$15.50	$15.40
Income (loss) from investment operations:
Net investment income[1]	0.31	0.16	0.21	0.20	0.05
Net realized and unrealized gain (loss)	4.82	4.73	(5.74)	(1.57)	0.05
Total from investment operations	5.13	4.89	(5.53)	(1.37)	0.10
Less dividends and distributions from:
Net investment income	(0.40)	(0.08)	(0.35)	(0.07)	-
Total dividends and distributions	(0.40)	(0.08)	(0.35)	(0.07)	-
Net asset value, end of period	$17.72	$12.99	$8.18	$14.06	$15.50
Total return[2]	40.30%	59.85%	(40.26% )	(8.86% )	0.71%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$84,343	$71 [3]	$54 [3]	$106 [3]	$154	[3]
Ratio of expenses to average net assets[4]	1.21%	1.20%	1.19%	1.10%	1.20%
Ratio of net investment income to average net assets	2.17%	1.46%	1.63%	1.30%	0.32%
Portfolio turnover	116%	52%	44%	21%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

222

Delaware Ivy Natural Resources Fund

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.03	$8.21	$14.12	$15.58	$15.44
Income (loss) from investment operations:
Net investment income[1]	0.36	0.18	0.23	0.23	0.07
Net realized and unrealized gain (loss)	4.82	4.73	(5.75)	(1.59)	0.07
Total from investment operations	5.18	4.91	(5.52)	(1.36)	0.14
Less dividends and distributions from:
Net investment income	(0.42)	(0.09)	(0.39)	(0.10)	-
Total dividends and distributions	(0.42)	(0.09)	(0.39)	(0.10)	-
Net asset value, end of period	$17.79	$13.03	$8.21	$14.12	$15.58
Total return[2]	40.61%	59.94%	(40.11% )	(8.71% )	0.91%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,228	$1 [3]	$3 [3]	$5 [3]	$6	[3]
Ratio of expenses to average net assets[4]	1.04%	0.99%	1.02%	0.93%	1.04%
Ratio of net investment income to average net assets	2.46%	1.64%	1.81%	1.48%	0.46%
Portfolio turnover	116%	52%	44%	21%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

223

Financial highlights

Delaware Ivy Natural Resources Fund

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$12.25	$7.75	$13.26	$14.63		$14.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.09	0.13	0.10		(0.04)
Net realized and unrealized gain (loss)	4.54	4.45	(5.42)	(1.47)		0.06
Total from investment operations	4.76	4.54	(5.29)	(1.37)		0.02
Less dividends and distributions from:
Net investment income	(0.32)	(0.04)	(0.22)	-		-
Total dividends and distributions	(0.32)	(0.04)	(0.22)	-		-
Net asset value, end of period	$16.69	$12.25	$7.75	$13.26		$14.63
Total return[2]	39.60%	58.67%	(40.53% )	(9.36%	)	0.14%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,145	$12 [3]	$7 [3]	$15	[3]	$21	[3]
Ratio of expenses to average net assets[4]	1.78%	1.77%	1.76%	1.67%		1.78%
Ratio of net investment income (loss) to average net assets	1.60%	0.90%	1.06%	0.73%		(0.26%	)
Portfolio turnover	116%	52%	44%	21%		33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

224

Delaware Ivy Natural Resources Fund

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.74	$8.04	$13.79	$15.21	$15.14
Income (loss) from investment operations:
Net investment income[1]	0.28	0.13	0.17	0.16	0.01
Net realized and unrealized gain (loss)	4.73	4.63	(5.63)	(1.54)	0.06
Total from investment operations	5.01	4.76	(5.46)	(1.38)	0.07
Less dividends and distributions from:
Net investment income	(0.37)	(0.06)	(0.29)	(0.04)	-
Total dividends and distributions	(0.37)	(0.06)	(0.29)	(0.04)	-
Net asset value, end of period	$17.38	$12.74	$8.04	$13.79	$15.21
Total return[2]	40.08%	59.33%	(40.40% )	(9.03% )	0.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,348	$11 [3]	$8 [3]	$18 [3]	$26	[3]
Ratio of expenses to average net assets[4]	1.42%	1.42%	1.42%	1.33%	1.43%
Ratio of net investment income to average net assets	1.97%	1.23%	1.39%	1.09%	0.09%
Portfolio turnover	116%	52%	44%	21%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

225

Financial highlights

Delaware Ivy International Value Fund (formerly, Delaware Ivy Pzena International Value Fund)

	Year ended
Class A shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.54	$11.08		$14.93	$18.08	$17.15
Income (loss) from investment operations:
Net investment income[1]	0.21	0.16		0.32	0.16	0.08
Net realized and unrealized gain (loss)	(1.76)	7.48		(3.81)	(1.33)	1.00
Total from investment operations	(1.55)	7.64		(3.49)	(1.17)	1.08
Less dividends and distributions from:
Net investment income	(0.42)	(0.18)		(0.36)	(0.07)	(0.15)
Net realized gain	-	-		-	(1.91)	-
Total dividends and distributions	(0.42)	(0.18)		(0.36)	(1.98)	(0.15)
Net asset value, end of period	$16.57	$18.54		$11.08	$14.93	$18.08
Total return[2]	(8.50% )	69.18%	[3]	(24.08%) [3]	(6.19%) [3]	6.30%	[3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,118	$66	[4]	$45 [4]	$75 [4]	$96	[4]
Ratio of expenses to average net assets[5]	1.45%	1.55%		1.56%	1.55%	1.59%
Ratio of expenses to average net assets prior to fees waived[5]	1.45%	1.76%		1.77%	1.75%	1.75%
Ratio of net investment income to average net assets	1.13%	1.08%		2.19%	0.99%	0.47%
Ratio of net investment income to average net assets prior to fees waived	1.13%	0.87%		1.98%	0.79%	0.31%
Portfolio turnover	119%	20%		26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

226

Delaware Ivy International Value Fund (formerly, Delaware Ivy Pzena International Value Fund)

	Year ended
Class C shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$17.16	$10.28		$13.89	$16.99	$16.12
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.02		0.22	0.06	(0.03)
Net realized and unrealized gain (loss)	(1.62)	6.95		(3.55)	(1.25)	0.94
Total from investment operations	(1.58)	6.97		(3.33)	(1.19)	0.91
Less dividends and distributions from:
Net investment income	(0.29)	(0.09)		(0.28)	-	(0.04)
Net realized gain	-	-		-	(1.91)	-
Total dividends and distributions	(0.29)	(0.09)		(0.28)	(1.91)	(0.04)
Net asset value, end of period	$15.29	$17.16		$10.28	$13.89	$16.99
Total return[2]	(9.30% )	67.92%	[3]	(24.55%) [3]	(6.74%) [3]	5.65%	[3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$650	$1	[4]	$1 [4]	$2 [4]	$3	[4]
Ratio of expenses to average net assets[5]	2.28%	2.31%		2.20%	2.13%	2.19%
Ratio of expenses to average net assets prior to fees waived[5]	2.28%	2.52%		2.41%	2.33%	2.35%
Ratio of net investment income (loss) to average net assets	0.23%	0.18%		1.57%	0.39%	(0.18%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.23%	(0.03%	)	1.36%	0.19%	(0.34%	)
Portfolio turnover	119%	20%		26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

227

Financial highlights

Delaware Ivy International Value Fund (formerly, Delaware Ivy Pzena International Value Fund)

	Year ended
Class I shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.05	$11.37		$15.30	$18.48	$17.53
Income (loss) from investment operations:
Net investment income[1]	0.30	0.22		0.39	0.24	0.17
Net realized and unrealized gain (loss)	(1.83)	7.70		(3.89)	(1.37)	1.01
Total from investment operations	(1.53)	7.92		(3.50)	(1.13)	1.18
Less dividends and distributions from:
Net investment income	(0.49)	(0.24)		(0.43)	(0.14)	(0.23)
Net realized gain	-	-		-	(1.91)	-
Total dividends and distributions	(0.49)	(0.24)		(0.43)	(2.05)	(0.23)
Net asset value, end of period	$17.03	$19.05		$11.37	$15.30	$18.48
Total return[2]	(8.21% )	69.97%	[3]	(23.71%) [3]	(5.79%) [3]	6.73%	[3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,566	$92	[4]	$74 [4]	$95 [4]	$77	[4]
Ratio of expenses to average net assets[5]	1.08%	1.12%		1.11%	1.12%	1.16%
Ratio of expenses to average net assets prior to fees waived[5]	1.08%	1.33%		1.32%	1.32%	1.32%
Ratio of net investment income to average net assets	1.54%	1.48%		2.60%	1.43%	0.91%
Ratio of net investment income to average net assets prior to fees waived	1.54%	1.27%		2.39%	1.23%	0.75%
Portfolio turnover	119%	20%		26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

228

Delaware Ivy International Value Fund (formerly, Delaware Ivy Pzena International Value Fund)

	Year ended
Class R6 shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.11	$11.40		$15.34	$18.53	$17.57
Income (loss) from investment operations:
Net investment income[1]	0.32	0.24		0.43	0.28	0.21
Net realized and unrealized gain (loss)	(1.83)	7.74		(3.91)	(1.39)	1.01
Total from investment operations	(1.51)	7.98		(3.48)	(1.11)	1.22
Less dividends and distributions from:
Net investment income	(0.52)	(0.27)		(0.46)	(0.17)	(0.26)
Net realized gain	-	-		-	(1.91)	-
Total dividends and distributions	(0.52)	(0.27)		(0.46)	(2.08)	(0.26)
Net asset value, end of period	$17.08	$19.11		$11.40	$15.34	$18.53
Total return[2]	(8.08% )	70.31%	[3]	(23.58%) [3]	(5.66%) [3]	6.94%	[3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,050	$90	[4]	$84 [4]	$105 [4]	-	[4,5]
Ratio of expenses to average net assets[6]	0.92%	0.94%		0.93%	0.91%	0.99%
Ratio of expenses to average net assets prior to fees waived[6]	0.92%	1.15%		1.14%	1.11%	1.15%
Ratio of net investment income to average net assets	1.69%	1.62%		2.84%	1.72%	1.18%
Ratio of net investment income to average net assets prior to fees waived	1.69%	1.41%		2.63%	1.52%	1.02%
Portfolio turnover	119%	20%		26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

229

Financial highlights

Delaware Ivy International Value Fund (formerly, Delaware Ivy Pzena International Value Fund)

	Year ended
Class R shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.50	$11.06		$14.90	$18.05	$17.13
Income (loss) from investment operations:
Net investment income[1]	0.50	0.14		0.30	0.14	0.06
Net realized and unrealized gain (loss)	(2.10)	7.47		(3.79)	(1.33)	0.99
Total from investment operations	(1.60)	7.61		(3.49)	(1.19)	1.05
Less dividends and distributions from:
Net investment income	(0.38)	(0.17)		(0.35)	(0.05)	(0.13)
Net realized gain	-	-		-	(1.91)	-
Total dividends and distributions	(0.38)	(0.17)		(0.35)	(1.96)	(0.13)
Net asset value, end of period	$16.52	$18.50		$11.06	$14.90	$18.05
Total return[2]	(8.79% )	68.98%	[3]	(24.13%) [3]	(6.33%) [3]	6.13%	[3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6	-	[4,5]	- [4,5]	- [4,5]	-	[4,5]
Ratio of expenses to average net assets[6]	1.75%	1.69%		1.67%	1.69%	1.72%
Ratio of expenses to average net assets prior to fees waived[6]	1.75%	1.90%		1.88%	1.89%	1.88%
Ratio of net investment income to average net assets	2.66%	0.98%		2.03%	0.85%	0.32%
Ratio of net investment income to average net assets prior to fees waived	2.66%	0.77%		1.82%	0.65%	0.16%
Portfolio turnover	119%	20%		26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

230

Delaware Ivy International Value Fund (formerly, Delaware Ivy Pzena International Value Fund)

	Year ended
Class Y shares	3/31/22	3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.85	$11.26		$15.16	$18.33	$17.39
Income (loss) from investment operations:
Net investment income[1]	0.23	0.20		0.38	0.20	0.12
Net realized and unrealized gain (loss)	(1.79)	7.60		(3.89)	(1.36)	1.01
Total from investment operations	(1.56)	7.80		(3.51)	(1.16)	1.13
Less dividends and distributions from:
Net investment income	(0.44)	(0.21)		(0.39)	(0.10)	(0.19)
Net realized gain	-	-		-	(1.91)	-
Total dividends and distributions	(0.44)	(0.21)		(0.39)	(2.01)	(0.19)
Net asset value, end of period	$16.85	$18.85		$11.26	$15.16	$18.33
Total return[2]	(8.43% )	69.55%	[3]	(23.93%) [3]	(6.04%) [3]	6.48%	[3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$953	$1	[4]	$1 [4]	$2 [4]	$2	[4]
Ratio of expenses to average net assets[5]	1.34%	1.36%		1.41%	1.36%	1.39%
Ratio of expenses to average net assets prior to fees waived[5]	1.34%	1.57%		1.62%	1.56%	1.55%
Ratio of net investment income to average net assets	1.23%	1.32%		2.52%	1.17%	0.66%
Ratio of net investment income to average net assets prior to fees waived	1.23%	1.11%		2.31%	0.97%	0.50%
Portfolio turnover	119%	20%		26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

231

Financial highlights

Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund)

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57	$10.62
Income (loss) from investment operations:
Net investment income[1]	0.18	0.20	0.27	0.32	0.28
Net realized and unrealized gain (loss)	(0.59)	0.57	(0.07)	0.09	(0.04)
Total from investment operations	(0.41)	0.77	0.20	0.41	0.24
Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.28)	(0.32)	(0.29)
Net realized gain	(0.03)	(0.25)	(0.09)	-	-
Total dividends and distributions	(0.23)	(0.47)	(0.37)	(0.32)	(0.29)
Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57
Total return[2]	(3.95% )	7.32%	1.79%	3.96%	2.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$177,936	$219 [3]	$199 [3]	$177 [3]	$200 [3]
Ratio of expenses to average net assets[4]	0.86%	0.87%	1.00%	1.02%	1.04%
Ratio of expenses to average net assets prior to fees waived[4]	0.98%	0.97%	1.02%	1.05%	1.07%
Ratio of net investment income to average net assets	1.65%	1.77%	2.48%	2.95%	2.60%
Ratio of net investment income to average net assets prior to fees waived	1.53%	1.67%	2.46%	2.92%	2.57%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

232

Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund)

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57	$10.62
Income (loss) from investment operations:
Net investment income[1]	0.09	0.11	0.19	0.25	0.20
Net realized and unrealized gain (loss)	(0.59)	0.58	(0.07)	0.09	(0.04)
Total from investment operations	(0.50)	0.69	0.12	0.34	0.16
Less dividends and distributions from:
Net investment income	(0.11)	(0.14)	(0.20)	(0.25)	(0.21)
Net realized gain	(0.03)	(0.25)	(0.09)	-	-
Total dividends and distributions	(0.14)	(0.39)	(0.29)	(0.25)	(0.21)
Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57
Total return[2]	(4.71% )	6.50%	1.02%	3.25%	1.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,362	$11 [3]	$14 [3]	$13 [3]	$16 [3]
Ratio of expenses to average net assets[4]	1.66%	1.64%	1.75%	1.71%	1.77%
Ratio of expenses to average net assets prior to fees waived[4]	1.76%	1.74%	1.77%	1.74%	1.80%
Ratio of net investment income to average net assets	0.85%	1.01%	1.73%	2.26%	1.87%
Ratio of net investment income to average net assets prior to fees waived	0.75%	0.91%	1.71%	2.23%	1.84%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

233

Financial highlights

Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund)

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57	$10.62
Income (loss) from investment operations:
Net investment income[1]	0.22	0.24	0.32	0.37	0.33
Net realized and unrealized gain (loss)	(0.59)	0.58	(0.07)	0.09	(0.04)
Total from investment operations	(0.37)	0.82	0.25	0.46	0.29
Less dividends and distributions from:
Net investment income	(0.24)	(0.27)	(0.33)	(0.37)	(0.34)
Net realized gain	(0.03)	(0.25)	(0.09)	-	-
Total dividends and distributions	(0.27)	(0.52)	(0.42)	(0.37)	(0.34)
Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57
Total return[2]	(3.55% )	7.77%	2.25%	4.46%	2.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$493,000	$772 [3]	$742 [3]	$586 [3]	$525 [3]
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.54%	0.54%	0.54%
Ratio of expenses to average net assets prior to fees waived[4]	0.71%	0.72%	0.73%	0.74%	0.74%
Ratio of net investment income to average net assets	2.06%	2.20%	2.93%	3.43%	3.10%
Ratio of net investment income to average net assets prior to fees waived	1.80%	1.93%	2.74%	3.23%	2.90%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

234

Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund)

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57	$10.62
Income (loss) from investment operations:
Net investment income[1]	0.22	0.24	0.32	0.37	0.33
Net realized and unrealized gain (loss)	(0.59)	0.58	(0.07)	0.09	(0.04)
Total from investment operations	(0.37)	0.82	0.25	0.46	0.29
Less dividends and distributions from:
Net investment income	(0.24)	(0.27)	(0.33)	(0.37)	(0.34)
Net realized gain	(0.03)	(0.25)	(0.09)	-	-
Total dividends and distributions	(0.27)	(0.52)	(0.42)	(0.37)	(0.34)
Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57
Total return[2]	(3.55% )	7.77%	2.25%	4.46%	2.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$147,696	$184 [3]	$133 [3]	$110 [3]	$195 [3]
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.54%	0.54%	0.54%
Ratio of expenses to average net assets prior to fees waived[4]	0.58%	0.57%	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets	2.06%	2.20%	2.94%	3.41%	3.10%
Ratio of net investment income to average net assets prior to fees waived	1.93%	2.08%	2.90%	3.37%	3.06%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

235

Financial highlights

Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund)

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	10.57	$10.62
Income (loss) from investment operations:
Net investment income[1]	0.14	0.16	0.24	0.29	0.25
Net realized and unrealized gain (loss)	(0.59)	0.57	(0.07)	0.09	(0.03)
Total from investment operations	(0.45)	0.73	0.17	0.38	0.22
Less dividends and distributions from:
Net investment income	(0.16)	(0.18)	(0.25)	(0.29)	(0.27)
Net realized gain	(0.03)	(0.25)	(0.09)	-	-
Total dividends and distributions	(0.19)	(0.43)	(0.34)	(0.29)	(0.27)
Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57
Total return[2]	(4.28% )	6.97%	1.48%	3.67%	2.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$863	$1 [3]	$1 [3]	$1 [3]	$2 [3]
Ratio of expenses to average net assets[4]	1.21%	1.20%	1.30%	1.30%	1.29%
Ratio of expenses to average net assets prior to fees waived[4]	1.34%	1.30%	1.32%	1.33%	1.32%
Ratio of net investment income to average net assets	1.30%	1.46%	2.18%	2.67%	2.31%
Ratio of net investment income to average net assets prior to fees waived	1.17%	1.36%	2.16%	2.64%	2.28%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

236

Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund)

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19		3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57		$10.62
Income (loss) from investment operations:
Net investment income[1]	0.18	0.20	0.27	0.33		0.29
Net realized and unrealized gain (loss)	(0.59)	0.57	(0.07)	0.09		(0.04)
Total from investment operations	(0.41)	0.77	0.20	0.42		0.25
Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.28)	(0.33)		(0.30)
Net realized gain	(0.03)	(0.25)	(0.09)	-		-
Total dividends and distributions	(0.23)	(0.47)	(0.37)	-		-
Net asset value, end of period	$10.15	$10.79	$10.49	$10.66		$10.57
Total return[2]	(3.94% )	7.33%	1.82%	4.04%		2.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,186	$7 [3]	$10 [3]	$5	[3]	$5 [3]
Ratio of expenses to average net assets[4]	0.86%	0.87%	0.96%	0.95%		0.95%
Ratio of expenses to average net assets prior to fees waived[4]	0.99%	0.97%	0.98%	0.98%		0.98%
Ratio of net investment income to average net assets	1.65%	1.78%	2.48%	3.03%		2.69%
Ratio of net investment income to average net assets prior to fees waived	1.52%	1.68%	2.46%	3.00%		2.66%
Portfolio turnover	86%	98%	118%	91%		163%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

237

Financial highlights

Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund)

	Year ended
Class A shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.82	$18.83	$24.45	$22.41	$25.94
Income (loss) from investment operations:
Net investment income[1]	0.21	0.17	0.30	0.30	0.39
Net realized and unrealized gain (loss)	6.44	6.22	(3.61)	3.35	(0.82)
Total from investment operations	6.65	6.39	(3.31)	3.65	(0.43)
Less dividends and distributions from:
Net investment income	(0.14)	(0.25)	(0.32)	(0.33)	(0.18)
Net realized gain	(3.61)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.75)	(0.40)	(2.31)	(1.61)	(3.10)
Net asset value, end of period	$27.72	$24.82	$18.83	$24.45	$22.41
Total return[2]	26.90%	34.24% [3]	(15.35%) [3]	16.83% [3]	(2.58%) [3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,562	$130 [4]	$122 [4]	$173 [4]	$189 [4]
Ratio of expenses to average net assets[5]	1.38%	1.45%	1.43%	1.44%	1.42%
Ratio of expenses to average net assets prior to fees waived[5]	1.38%	1.55%	1.53%	1.54%	1.52%
Ratio of net investment income to average net assets	0.74%	0.79%	1.21%	1.29%	1.51%
Ratio of net investment income to average net assets prior to fees waived	0.74%	0.69%	1.11%	1.19%	1.41%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the periods reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

238

Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund)

	Year ended
Class C shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.11	$18.32	$23.86	$21.90	$25.45
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	0.06	0.12	0.17	0.23
Net realized and unrealized gain (loss)	6.27	5.96	(3.52)	3.21	(0.84)
Total from investment operations	6.20	6.02	(3.40)	3.38	(0.61)
Less dividends and distributions from:
Net investment income	-	(0.08)	(0.15)	(0.14)	(0.02)
Net realized gain	(3.58)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.58)	(0.23)	(2.14)	(1.42)	(2.94)
Net asset value, end of period	$26.73	$24.11	$18.32	$23.86	$21.90
Total return[2]	25.74%	33.03% [3]	(15.99%) [3]	15.90% [3]	(3.26%) [3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,707	$2 [4]	$3 [4]	$6 [4]	$8 [4]
Ratio of expenses to average net assets[5]	2.33%	2.33%	2.25%	2.19%	2.19%
Ratio of expenses to average net assets prior to fees waived[5]	2.33%	2.43%	2.35%	2.29%	2.29%
Ratio of net investment income (loss) to average net assets	(0.24% )	0.27%	0.50%	0.74%	0.93%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.24% )	0.17%	0.40%	0.64%	0.83%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the periods reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

239

Financial highlights

Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund)

	Year ended
Class I shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$25.05	$18.99	$24.63	$22.57	$26.11
Income (loss) from investment operations:
Net investment income[1]	0.29	0.25	0.38	0.39	0.41
Net realized and unrealized gain (loss)	6.52	6.27	(3.62)	3.36	(0.74)
Total from investment operations	6.81	6.52	(3.24)	3.75	(0.33)
Less dividends and distributions from:
Net investment income	(0.20)	(0.31)	(0.41)	(0.41)	(0.29)
Net realized gain	(3.61)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.81)	(0.46)	(2.40)	(1.69)	(3.21)
Net asset value, end of period	$28.05	$25.05	$18.99	$24.63	$22.57
Total return[2]	27.32%	34.68% [3]	(15.01%) [3]	17.22% [3]	(2.17%) [3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$133,161	$127 [4]	$121 [4]	$160 [4]	$173 [4]
Ratio of expenses to average net assets[5]	1.09%	1.08%	1.08%	1.07%	1.06%
Ratio of expenses to average net assets prior to fees waived[5]	1.09%	1.18%	1.18%	1.17%	1.16%
Ratio of net investment income to average net assets	1.01%	1.15%	1.54%	1.65%	1.60%
Ratio of net investment income to average net assets prior to fees waived	1.01%	1.05%	1.44%	1.55%	1.50%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

240

Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund)

	Year ended
Class R6 shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$25.09	$19.02	$24.66	$22.59	$26.15
Income (loss) from investment operations:
Net investment income[1]	0.36	0.28	0.43	0.57	0.63
Net realized and unrealized gain (loss)	6.50	6.28	(3.64)	3.23	(0.92)
Total from investment operations	6.86	6.56	(3.21)	3.80	(0.29)
Less dividends and distributions from:
Net investment income	(0.24)	(0.34)	(0.44)	(0.45)	(0.35)
Net realized gain	(3.61)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.85)	(0.49)	(2.43)	(1.73)	(3.27)
Net asset value, end of period	$28.10	$25.09	$19.02	$24.66	$22.59
Total return[2]	27.48%	34.84% [3]	(14.86%) [3]	17.42% [3]	(2.04%) [3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,112	$1 [4]	- [4,5]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[6]	0.93%	0.94%	0.94%	0.91%	0.89%
Ratio of expenses to average net assets prior to fees waived[6]	0.93%	1.04%	1.04%	1.01%	0.99%
Ratio of net investment income to average net assets	1.26%	1.26%	1.70%	2.40%	2.38%
Ratio of net investment income to average net assets prior to fees waived	1.26%	1.16%	1.60%	2.30%	2.28%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

241

Financial highlights

Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund)

	Year ended
Class R shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.78	$18.81	$24.42	$22.39	$25.92
Income (loss) from investment operations:
Net investment income[1]	0.12	0.13	0.27	0.25	0.36
Net realized and unrealized gain (loss)	6.44	6.20	(3.62)	3.34	(0.85)
Total from investment operations	6.56	6.33	(3.35)	3.59	(0.49)
Less dividends and distributions from:
Net investment income	(0.07)	(0.21)	(0.27)	(0.28)	(0.12)
Net realized gain	(3.61)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.68)	(0.36)	(2.26)	(1.56)	(3.04)
Net asset value, end of period	$27.66	$24.78	$18.81	$24.42	$22.39
Total return[2]	26.55%	33.88% [3]	(15.51%) [3]	16.57% [3]	(2.79%) [3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$555	- [4,5]	- [4,5]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[6]	1.69%	1.67%	1.69%	1.64%	1.66%
Ratio of expenses to average net assets prior to fees waived[6]	1.69%	1.77%	1.79%	1.74%	1.76%
Ratio of net investment income to average net assets	0.42%	0.61%	1.07%	1.05%	1.40%
Ratio of net investment income to average net assets prior to fees waived	0.42%	0.51%	0.97%	0.95%	1.30%
Portfolio turnover	43%	76%	59%	69%	68%

1	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

242

Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund)

	Year ended
Class Y shares	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.87	$18.86	$24.48	$22.44	$25.97
Income (loss) from investment operations:
Net investment income[1]	0.23	0.21	0.33	0.34	0.40
Net realized and unrealized gain (loss)	6.45	6.23	(3.60)	3.34	(0.79)
Total from investment operations	6.68	6.44	(3.27)	3.68	(0.39)
Less dividends and distributions from:
Net investment income	(0.15)	(0.28)	(0.36)	(0.36)	(0.22)
Net realized gain	(3.61)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.76)	(0.43)	(2.35)	(1.64)	(3.14)
Net asset value, end of period	$27.79	$24.87	$18.86	$24.48	$22.44
Total return[2]	26.98%	34.45% [3]	(15.21%) [3]	16.99% [3]	(2.42%) [3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90,376	$70 [4]	$63 [4]	$90 [4]	$98 [4]
Ratio of expenses to average net assets[5]	1.31%	1.30%	1.29%	1.28%	1.27%
Ratio of expenses to average net assets prior to fees waived[5]	1.31%	1.40%	1.39%	1.38%	1.37%
Ratio of net investment income to average net assets	0.82%	0.95%	1.35%	1.45%	1.57%
Ratio of net investment income to average net assets prior to fees waived	0.82%	0.85%	1.25%	1.35%	1.47%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

243

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

244

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing fund shares through a brokerage platform or account may be eligible for sales charge waivers (front-end sales load or CDSC) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI. In all instances, it is the purchaser's responsibility to notify the Funds or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase shares directly from the fund or through another intermediary to receive such waivers or discounts. Please see the section entitled About Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes. The information in this Appendix is part of, and incorporated into, the Funds' prospectus

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—
Shares purchased by a 529 Plan (does not include 529 Plan units or 529 — specific share classes or equivalents).

—
Shares purchased through a Merrill Lynch affiliated investment advisory program.

—
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

—
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

—
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

—
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.

—
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.

CDSC waivers on Class A, B, and C shares available at Merrill Lynch

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code.

—
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

—
Shares acquired through a right of reinstatement.

—
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee- based accounts or platforms (applicable to A and C shares only).

—
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holding, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Ameriprise Financial:

245

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

—
Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

—
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

—
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Morgan Stanley:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' Prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Morgan Stanley Wealth Management:

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

—
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

—
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

—
Shares purchased through a Morgan Stanley self-directed brokerage account

—
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or brokerage account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—
Shares purchased in an investment advisory program.

—
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

—
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

246

—
A shareholder in a Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A, B, and C shares available at Raymond James

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in the Funds' Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds' Prospectus.

—
Shares sold to pay Raymond James fees, but only if the transaction is initiated by Raymond James.

—
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

—
Breakpoints as described in this Prospectus.

—
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird:

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund (but not any other fund within the same fund family)

—
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

—
A shareholder in Class C shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

—
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR- SEPs

CDSC Waivers on Class A and C Shares Available at Baird

—
Shares sold due to death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

—
Shares bought due to returns of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's Prospectus

—
Shares sold to pay Baird fees but only if the transaction is initiated by Baird

—
Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

—
Breakpoints as described in this Prospectus

—
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

247

Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or brokerage account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

—
Shares purchased by or through a 529 Plan

—
Shares purchased through a OPCO affiliated investment advisory program

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

—
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

—
Employees and registered representatives of OPCO or its affiliates and their family members

—
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B, and C Shares available at OPCO

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

—
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

—
Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

—
Breakpoints as described in this Prospectus

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott, LLC (“Janney”):

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge* waivers on Class A shares available at Janney

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

—
Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—
Shares acquired through a right of reinstatement.

—
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

CDSC waivers on Class A and C shares available at Janney

248

—
Shares sold upon the death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Shares purchased in connection with a return of excess contributions from an IRA account.

—
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

—
Shares acquired through a right of reinstatement.

—
Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

—
Breakpoints as described in this Prospectus

—
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Edward D. Jones & Co., L.P. (“Edward Jones”):

Effective on or after April 1, 2021, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones fee-based platforms or brokerage accounts are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which may differ from discounts and waivers described elsewhere in this Prospectus or SAI. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Ivy Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

—
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

—
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Transaction Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Transaction Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

—
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

—
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

—
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost minus redemptions or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Transaction Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

—
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

249

—
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

—
Shares purchased in an Edward Jones fee-based program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

—
Shares purchased from the proceeds of redeemed shares of the same Transaction Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and. purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

—
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

—
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

—
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

—
The death or disability of the shareholder.

—
Systematic withdrawals with up to 10% per year of the account value.

—
Return of excess contributions from an Individual Retirement Account (IRA).

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

—
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

—
Shares exchanged in an Edward Jones fee-based program.

—
Shares acquired through NAV reinstatement.

—
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

—
Initial purchase minimum: $250

—
Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

—
A fee-based account held on an Edward Jones platform

—
A 529 account held on an Edward Jones platform

—
An account with an active systematic investment plan or LOI

Exchanging Share Classes

—
At any time it deems necessary, Edward Jones has the authority to exchange a shareholder's holdings of a share class of a fund to Class A shares of the same fund at NAV.

Stifel, Nicolaus & Company, Incorporated (“Stifel”):

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or brokerage account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver, which may differ from those disclosed elsewhere in the Prospectus or SAI. All other sales charge waivers and reductions described elsewhere in the Prospectus or SAI still apply.

Front-end sales charge waivers on Class A shares

—
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel's policies and procedures.

250

Appendix A: Hypothetical Investment and Expense Information

[Expense Ratios and Totals in Charts in Appendix A to be updated]

The following charts provide additional hypothetical information about the effect of the expenses of the Funds included below (see Note following these charts), including investment advisory fees and other Fund costs, on the Fund's assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Except as noted in the following sentence, each chart also assumes that the Fund's annual expense ratio stays the same throughout the ten-year period (except for Class C shares, which convert to Class A shares after you have held them for eight years and except for any contractual expense waivers currently in place) and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the Fees and Expenses table of this Prospectus regarding the Fund (except in limited circumstances) (and thus may not reflect any voluntary fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the Hypothetical Expenses column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (e.g., CDSC). If redemption charges, if any, were reflected, the amounts shown in the Hypothetical Expenses column would be higher, and the amounts shown in the Hypothetical Ending Investment column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Delaware Ivy Global Bond Fund - Class A
Average expense ratio: 0.96% Maximum front-end sales charge: 4.50%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$477.50	$10,027.50	$543.53	$9,935.82
2	$9,935.82	$496.79	$10,432.61	$120.49	$10,314.37
Termination of Contractual Waiver				Average Expense Ratio: 1.19%
3	$10,314.37	$515.72	$10,830.09	$125.08	$10,707.35
4	$10,707.35	$535.37	$11,242.72	$129.84	$11,115.30
5	$11,115.30	$555.77	$11,671.07	$134.79	$11,538.80
6	$11,538.80	$576.94	$12,115.74	$139.93	$11,978.42
7	$11,978.42	$598.92	$12,577.34	$145.26	$12,434.80
8	$12,434.80	$621.74	$13,056.54	$150.79	$12,908.57
9	$12,908.57	$645.43	$13,554.00	$156.54	$13,400.38
10	$13,400.38	$670.02	$14,070.40	$162.50	$13,910.94
Cumulative Total				$1,808.75

251

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Global Bond Fund - Class C
Average expense ratio: 1.72%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$174.82	$10,328.00
Termination of Contractual Waiver				Average Expense Ratio: 1.97%
2	$10,328.00	$516.40	$10,844.40	$206.54	$10,640.94
3	$10,640.94	$532.05	$11,172.99	$212.80	$10,963.36
4	$10,963.36	$548.17	$11,511.53	$219.25	$11,295.55
5	$11,295.55	$564.78	$11,860.33	$225.89	$11,637.80
6	$11,637.80	$581.89	$12,219.69	$232.74	$11,990.43
7	$11,990.43	$599.52	$12,589.95	$239.79	$12,353.74
8	$12,353.74	$617.69	$12,971.43	$247.06	$12,728.06
Converts from Class C to Class A				Annual Expense Ratio: 1.19%
9	$12,728.06	$636.40	$13,364.46	$154.35	$13,213.00
10	$13,213.00	$660.65	$13,873.65	$160.23	$13,716.41
Cumulative Total				$2,073.47

Delaware Ivy Global Bond Fund - Class I
Average expense ratio: 0.74%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$75.58	$10,426.00
Termination of Contractual Waiver				Average Expense Ratio: 0.86%
2	$10,426.00	$521.30	$10,947.30	$91.52	$10,857.64
3	$10,857.64	$542.88	$11,400.52	$95.31	$11,307.14
4	$11,307.14	$565.36	$11,872.50	$99.25	$11,775.26
5	$11,775.26	$588.76	$12,364.02	$103.36	$12,262.75
6	$12,262.75	$613.14	$12,875.89	$107.64	$12,770.43
7	$12,770.43	$638.52	$13,408.95	$112.10	$13,299.13
8	$13,299.13	$664.96	$13,964.08	$116.74	$13,849.71
9	$13,849.71	$692.49	$14,542.20	$121.57	$14,423.09
10	$14,423.09	$721.15	$15,144.24	$126.61	$15,020.21
Cumulative Total				$1,049.68

252

Delaware Ivy Global Bond Fund - Class R6
Average expense ratio: 0.70%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$71.51	$10,430.00
2	$10,430.00	$521.50	$10,951.50	$74.58	$10,878.49
3	$10,878.49	$543.92	$11,422.41	$77.79	$11,346.27
4	$11,346.27	$567.31	$11,913.58	$81.13	$11,834.15
5	$11,834.15	$591.71	$12,425.86	$84.62	$12,343.02
6	$12,343.02	$617.15	$12,960.17	$88.26	$12,873.77
7	$12,873.77	$643.69	$13,517.46	$92.05	$13,427.35
8	$13,427.35	$671.37	$14,098.71	$96.01	$14,004.72
9	$14,004.72	$700.24	$14,704.96	$100.14	$14,606.92
10	$14,606.92	$730.35	$15,337.27	$104.45	$15,235.02
Cumulative Total				$870.54

Delaware Ivy Global Bond Fund - Class R
Average expense ratio: 1.45%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$147.57	$10,355.00
2	$10,355.00	$517.75	$10,872.75	$152.81	$10,722.60
3	$10,722.60	$536.13	$11,258.73	$158.24	$11,103.25
4	$11,103.25	$555.16	$11,658.42	$163.85	$11,497.42
5	$11,497.42	$574.87	$12,072.29	$169.67	$11,905.58
6	$11,905.58	$595.28	$12,500.86	$175.70	$12,328.23
7	$12,328.23	$616.41	$12,944.64	$181.93	$12,765.88
8	$12,765.88	$638.29	$13,404.17	$188.39	$13,219.07
9	$13,219.07	$660.95	$13,880.02	$195.08	$13,688.34
10	$13,688.34	$684.42	$14,372.76	$202.00	$14,174.28
Cumulative Total				$1,735.24

253

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Global Bond Fund - Class Y
Average expense ratio: 0.96%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$97.94	$10,404.00
Termination of Contractual Waiver				Average Expense Ratio: 1.11%
2	$10,404.00	$520.20	$10,924.20	$117.73	$10,808.72
3	$10,808.72	$540.44	$11,349.15	$122.31	$11,229.17
4	$11,229.17	$561.46	$11,790.63	$127.07	$11,665.99
5	$11,665.99	$583.30	$12,249.29	$132.01	$12,119.80
6	$12,119.80	$605.99	$12,725.79	$137.15	$12,591.26
7	$12,591.26	$629.56	$13,220.82	$142.48	$13,081.06
8	$13,081.06	$654.05	$13,735.11	$148.02	$13,589.91
9	$13,589.91	$679.50	$14,269.41	$153.78	$14,118.56
10	$14,118.56	$705.93	$14,824.48	$159.76	$14,667.77
Cumulative Total				$1,338.25

Delaware Ivy High Income Fund - Class A
Average expense ratio: 0.95 Maximum front-end sales charge: 4.50%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$477.50	$10,027.50	$542.56	$9,936.78
2	$9,936.78	$496.84	$10,433.61	$96.31	$10,339.21
3	$10,339.21	$516.96	$10,856.18	$100.21	$10,757.95
4	$10,757.95	$537.90	$11,295.85	$104.27	$11,193.65
5	$11,193.65	$559.68	$11,753.33	$108.49	$11,646.99
6	$11,646.99	$582.35	$12,229.34	$112.89	$12,118.70
7	$12,118.70	$605.93	$12,724.63	$117.46	$12,609.50
8	$12,609.50	$630.48	$13,239.98	$122.22	$13,120.19
9	$13,120.19	$656.01	$13,776.20	$127.17	$13,651.56
10	$13,651.56	$682.58	$14,334.13	$132.32	$14,204.44
Cumulative Total				$1,563.90

254

Delaware Ivy High Income Fund - Class C
Average expense ratio: 1.66%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$168.77	$10,334.00
Termination of Contractual Waiver				Average Expense Ratio: 1.70%
2	$10,334.00	$516.70	$10,850.70	$178.58	$10,675.02
3	$10,675.02	$533.75	$11,208.77	$184.47	$11,027.30
4	$11,027.30	$551.36	$11,578.66	$190.56	$11,391.20
5	$11,391.20	$569.56	$11,960.76	$196.85	$11,767.11
6	$11,767.11	$588.36	$12,355.46	$203.34	$12,155.42
7	$12,155.42	$607.77	$12,763.19	$210.05	$12,556.55
8	$12,556.55	$627.83	$13,184.38	$216.98	$12,970.92
Converts from Class C to Class A				Annual Expense Ratio: 0.95%
9	$12,970.92	$648.55	$13,619.46	$125.72	$13,496.24
10	$13,496.24	$674.81	$14,171.05	$130.81	$14,042.84
Cumulative Total				$1,806.13

Delaware Ivy High Income Fund - Class I
Average expense ratio: 0.74%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$75.58	$10,426.00
2	$10,426.00	$521.30	$10,947.30	$78.80	$10,870.15
3	$10,870.15	$543.51	$11,413.65	$82.15	$11,333.22
4	$11,333.22	$566.66	$11,899.88	$85.65	$11,816.01
5	$11,816.01	$590.80	$12,406.81	$89.30	$12,319.37
6	$12,319.37	$615.97	$12,935.34	$93.11	$12,844.18
7	$12,844.18	$642.21	$13,486.39	$97.07	$13,391.34
8	$13,391.34	$669.57	$14,060.91	$101.21	$13,961.81
9	$13,961.81	$698.09	$14,659.90	$105.52	$14,556.58
10	$14,556.58	$727.83	$15,284.41	$110.01	$15,176.69
Cumulative Total				$918.40

255

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy High Income Fund - Class R6
Average expense ratio: 0.60%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$61.32	$10,440.00
2	$10,440.00	$522.00	$10,962.00	$64.02	$10,899.36
3	$10,899.36	$544.97	$11,444.33	$66.83	$11,378.93
4	$11,378.93	$568.95	$11,947.88	$69.78	$11,879.60
5	$11,879.60	$593.98	$12,473.59	$72.85	$12,402.31
6	$12,402.31	$620.12	$13,022.42	$76.05	$12,948.01
7	$12,948.01	$647.40	$13,595.41	$79.40	$13,517.72
8	$13,517.72	$675.89	$14,193.61	$82.89	$14,112.50
9	$14,112.50	$705.63	$14,818.13	$86.54	$14,733.45
10	$14,733.45	$736.67	$15,470.12	$90.35	$15,381.72
Cumulative Total				$750.03

Delaware Ivy High Income Fund - Class R
Average expense ratio: 1.34%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$136.45	$10,366.00
2	$10,366.00	$518.30	$10,884.30	$141.45	$10,745.40
3	$10,745.40	$537.27	$11,282.67	$146.62	$11,138.68
4	$11,138.68	$556.93	$11,695.61	$151.99	$11,546.35
5	$11,546.35	$577.32	$12,123.67	$157.55	$11,968.95
6	$11,968.95	$598.45	$12,567.40	$163.32	$12,407.01
7	$12,407.01	$620.35	$13,027.36	$169.30	$12,861.11
8	$12,861.11	$643.06	$13,504.16	$175.49	$13,331.83
9	$13,331.83	$666.59	$13,998.42	$181.92	$13,819.77
10	$13,819.77	$690.99	$14,510.76	$188.57	$14,325.57
Cumulative Total				$1,612.66

256

Delaware Ivy High Income Fund - Class Y
Average expense ratio: 0.96%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$97.94	$10,404.00
Termination of Contractual Waiver				Average Expense Ratio: 0.99%
2	$10,404.00	$520.20	$10,924.20	$105.06	$10,821.20
3	$10,821.20	$541.06	$11,362.26	$109.28	$11,255.13
4	$11,255.13	$562.76	$11,817.89	$113.66	$11,706.46
5	$11,706.46	$585.32	$12,291.78	$118.22	$12,175.89
6	$12,175.89	$608.79	$12,784.68	$122.96	$12,664.14
7	$12,664.14	$633.21	$13,297.35	$127.89	$13,171.98
8	$13,171.98	$658.60	$13,830.57	$133.02	$13,700.17
9	$13,700.17	$685.01	$14,385.18	$138.35	$14,249.55
10	$14,249.55	$712.48	$14,962.03	$143.90	$14,820.96
Cumulative Total				$1,210.28

Delaware Ivy Municipal Bond Fund - Class A
Average expense ratio: 0.83% Maximum front-end sales charge: 4.50%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$477.50	$10,027.50	$530.92	$9,948.24
Termination of Contractual Waiver				Average Expense Ratio: 0.87%
2	$9,948.24	$497.41	$10,445.65	$88.34	$10,359.10
3	$10,359.10	$517.95	$10,877.05	$91.99	$10,786.93
4	$10,786.93	$539.35	$11,326.27	$95.78	$11,232.43
5	$11,232.43	$561.62	$11,794.05	$99.74	$11,696.33
6	$11,696.33	$584.82	$12,281.14	$103.86	$12,179.39
7	$12,179.39	$608.97	$12,788.35	$108.15	$12,682.39
8	$12,682.39	$634.12	$13,316.51	$112.62	$13,206.18
9	$13,206.18	$660.31	$13,866.49	$117.27	$13,751.59
10	$13,751.59	$687.58	$14,439.17	$122.11	$14,319.53
Cumulative Total				$1,470.78

257

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Municipal Bond Fund - Class C
Average expense ratio: 1.67%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$169.78	$10,333.00
2	$10,333.00	$516.65	$10,849.65	$175.43	$10,677.09
3	$10,677.09	$533.85	$11,210.94	$181.28	$11,032.64
4	$11,032.64	$551.63	$11,584.27	$187.31	$11,400.02
5	$11,400.02	$570.00	$11,970.02	$193.55	$11,779.64
6	$11,779.64	$588.98	$12,368.63	$200.00	$12,171.91
7	$12,171.91	$608.60	$12,780.50	$206.66	$12,577.23
8	$12,577.23	$628.86	$13,206.09	$213.54	$12,996.05
Converts from Class C to Class A				Annual Expense Ratio: 0.87%
9	$12,996.05	$649.80	$13,645.85	$115.40	$13,532.79
10	$13,532.79	$676.64	$14,209.43	$120.17	$14,091.69
Cumulative Total				$1,763.12

Delaware Ivy Municipal Bond Fund - Class I
Average expense ratio: 0.70%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$71.51	$10,430.00
Termination of Contractual Waiver				Average Expense Ratio: 0.72%
2	$10,430.00	$521.50	$10,951.50	$76.70	$10,876.40
3	$10,876.40	$543.82	$11,420.22	$79.99	$11,341.91
4	$11,341.91	$567.10	$11,909.01	$83.41	$11,827.35
5	$11,827.35	$591.37	$12,418.72	$86.98	$12,333.56
6	$12,333.56	$616.68	$12,950.24	$90.70	$12,861.43
7	$12,861.43	$643.07	$13,504.51	$94.58	$13,411.90
8	$13,411.90	$670.60	$14,082.50	$98.63	$13,985.93
9	$13,985.93	$699.30	$14,685.23	$102.85	$14,584.53
10	$14,584.53	$729.23	$15,313.76	$107.26	$15,208.75
Cumulative Total				$892.61

258

Delaware Ivy Municipal Bond Fund - Class R6
Average expense ratio: 0.58%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$59.28	$10,442.00
2	$10,442.00	$522.10	$10,964.10	$61.90	$10,903.54
3	$10,903.54	$545.18	$11,448.71	$64.64	$11,385.47
4	$11,385.47	$569.27	$11,954.75	$67.50	$11,888.71
5	$11,888.71	$594.44	$12,483.15	$70.48	$12,414.19
6	$12,414.19	$620.71	$13,034.90	$73.59	$12,962.90
7	$12,962.90	$648.14	$13,611.04	$76.85	$13,535.86
8	$13,535.86	$676.79	$14,212.65	$80.24	$14,134.14
9	$14,134.14	$706.71	$14,840.85	$83.79	$14,758.87
10	$14,758.87	$737.94	$15,496.82	$87.49	$15,411.22
Cumulative Total				$725.76

Delaware Ivy Municipal High Income Fund - Class A
Average expense ratio: 0.89% Maximum front-end sales charge: 4.50%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$477.50	$10,027.50	$536.74	$9,942.50
2	$9,942.50	$497.13	$10,439.63	$90.31	$10,351.14
3	$10,351.14	$517.56	$10,868.70	$94.02	$10,776.57
4	$10,776.57	$538.83	$11,315.40	$97.88	$11,219.49
5	$11,219.49	$560.97	$11,780.47	$101.91	$11,680.61
6	$11,680.61	$584.03	$12,264.64	$106.09	$12,160.69
7	$12,160.69	$608.03	$12,768.72	$110.45	$12,660.49
8	$12,660.49	$633.02	$13,293.51	$114.99	$13,180.84
9	$13,180.84	$659.04	$13,839.88	$119.72	$13,722.57
10	$13,722.57	$686.13	$14,408.70	$124.64	$14,286.57
Cumulative Total				$1,496.75

259

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Municipal High Income Fund - Class C
Average expense ratio: 1.58%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$160.70	$10,342.00
Termination of Contractual Waiver				Average Expense Ratio: 1.71%
2	$10,342.00	$517.10	$10,859.10	$179.76	$10,682.25
3	$10,682.25	$534.11	$11,216.36	$185.67	$11,033.70
4	$11,033.70	$551.68	$11,585.38	$191.78	$11,396.71
5	$11,396.71	$569.84	$11,966.54	$198.09	$11,771.66
6	$11,771.66	$588.58	$12,360.24	$204.61	$12,158.95
7	$12,158.95	$607.95	$12,766.89	$211.34	$12,558.98
8	$12,558.98	$627.95	$13,186.92	$218.29	$12,972.17
Converts from Class C to Class A				Annual Expense Ratio: 0.89%
9	$12,972.17	$648.61	$13,620.77	$117.82	$13,505.32
10	$13,505.32	$675.27	$14,180.59	$122.67	$14,060.39
Cumulative Total				$1,790.73

Delaware Ivy Municipal High Income Fund - Class I
Average expense ratio: 0.61%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$62.34	$10,439.00
Termination of Contractual Waiver				Average Expense Ratio: 0.74%
2	$10,439.00	$521.95	$10,960.95	$79.96	$10,882.66
3	$10,882.66	$544.13	$11,426.79	$83.35	$11,345.17
4	$11,345.17	$567.26	$11,912.43	$86.90	$11,827.34
5	$11,827.34	$591.37	$12,418.71	$90.59	$12,330.00
6	$12,330.00	$616.50	$12,946.50	$94.44	$12,854.03
7	$12,854.03	$642.70	$13,496.73	$98.45	$13,400.32
8	$13,400.32	$670.02	$14,070.34	$102.64	$13,969.84
9	$13,969.84	$698.49	$14,668.33	$107.00	$14,563.56
10	$14,563.56	$728.18	$15,291.73	$111.55	$15,182.51
Cumulative Total				$917.22

260

Delaware Ivy Municipal High Income Fund - Class R6
Average expense ratio: 0.60%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$61.32	$10,440.00
2	$10,440.00	$522.00	$10,962.00	$64.02	$10,899.36
3	$10,899.36	$544.97	$11,444.33	$66.83	$11,378.93
4	$11,378.93	$568.95	$11,947.88	$69.78	$11,879.60
5	$11,879.60	$593.98	$12,473.59	$72.85	$12,402.31
6	$12,402.31	$620.12	$13,022.42	$76.05	$12,948.01
7	$12,948.01	$647.40	$13,595.41	$79.40	$13,517.72
8	$13,517.72	$675.89	$14,193.61	$82.89	$14,112.50
9	$14,112.50	$705.63	$14,818.13	$86.54	$14,733.45
10	$14,733.45	$736.67	$15,470.12	$90.35	$15,381.72
Cumulative Total				$750.03

Delaware Ivy Municipal High Income Fund - Class Y
Average expense ratio: 0.89%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$90.83	$10,411.00
Termination of Contractual Waiver				Average Expense Ratio: 1.00%
2	$10,411.00	$520.55	$10,931.55	$106.19	$10,827.44
3	$10,827.44	$541.37	$11,368.81	$110.44	$11,260.54
4	$11,260.54	$563.03	$11,823.56	$114.86	$11,710.96
5	$11,710.96	$585.55	$12,296.51	$119.45	$12,179.40
6	$12,179.40	$608.97	$12,788.37	$124.23	$12,666.57
7	$12,666.57	$633.33	$13,299.90	$129.20	$13,173.24
8	$13,173.24	$658.66	$13,831.90	$134.37	$13,700.17
9	$13,700.17	$685.01	$14,385.17	$139.74	$14,248.17
10	$14,248.17	$712.41	$14,960.58	$145.33	$14,818.10
Cumulative Total				$1,214.64

Note: Each of the Ivy Funds included above in this Appendix A was a party to a reorganization with a corresponding series of the Waddell & Reed Advisors Funds (each, a WRA Fund). Pursuant to such reorganizations, each WRA Fund was reorganized out of existence. The above Hypothetical Investment and Expense Information was historically included in the WRA Fund prospectus.

261

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Additional information

Contact information

•
Website: delawarefunds.com

•
Delaware Funds by Macquarie® Service Center: 800 523-1918 (representatives are normally available weekdays from 8:30 am to 6:00 pm ET)

○
For fund information, literature, price, yield, and performance figures.

○
For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•
Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

○
For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•
Written correspondence: Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

265

Additional information about the Funds' investments is available in their annual and semiannual shareholder reports. In the Funds' annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can find more information about the Funds in their current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual reports, or if you have any questions about investing in the Funds, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Funds' website at delawarefunds.com/literature. You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-06569

IVYPRO2 7/22

Statement of Additional Information

Ivy Funds

Nasdaq ticker symbols
	Class A	Class C	Class I	Class R6	Class R	Class Y
Delaware Ivy Asset Strategy Fund	WASAX	WASCX	IVAEX	IASTX	IASRX	WASYX
Delaware Ivy Balanced Fund	IBNAX	IBNCX	IYBIX	IBARX	IYBFX	IBNYX
Delaware Ivy Core Equity Fund	WCEAX	WTRCX	ICIEX	ICEQX	IYCEX	WCEYX
Delaware Ivy Systematic Emerging Markets Equity Fund	IPOAX	IPOCX	IPOIX	IMEGX	IYPCX	IPOYX
Delaware Climate Solutions Fund (formerly, Delaware Ivy Energy Fund)	IEYAX	IEYCX	IVEIX	IENRX	IYEFX	IEYYX
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	IBIAX	IBICX	IBIIX	IICNX	IYGEX	IBIYX
Delaware Ivy Global Growth Fund	IVINX	IVNCX	IGIIX	ITGRX	IYIGX	IVIYX
Delaware Ivy International Core Equity Fund	IVIAX	IVIFX	ICEIX	IINCX	IYITX	IVVYX
Delaware Ivy Large Cap Growth Fund	WLGAX	WLGCX	IYGIX	ILGRX	WLGRX	WLGYX
Delaware Ivy Mid Cap Growth Fund	WMGAX	WMGCX	IYMIX	IGRFX	WMGRX	WMGYX
Delaware Ivy Mid Cap Income Opportunities Fund	IVOAX	IVOCX	IVOIX	IVOSX	IVORX	IVOYX
Delaware Ivy Science and Technology Fund	WSTAX	WSTCX	ISTIX	ISTNX	WSTRX	WSTYX
Delaware Ivy Smid Cap Core Fund	IYSAX	IYSCX	IVVIX	ISPVX	IYSMX	IYSYX
Delaware Ivy Small Cap Growth Fund	WSGAX	WRGCX	IYSIX	IRGFX	WSGRX	WSCYX
Delaware Ivy Value Fund	IYVAX	IYVCX	IYAIX	IVALX	IYVLX	IYVYX

July 29, 2022

P.O. Box 9876, Providence, RI 02940-8076 (regular mail)

4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918

For Dealer Services (Broker/Dealers only): 800 362-7500

Ivy Funds (the “Trust”) is an open-end management investment company that currently consists of 45 separate series, 15 of which (each, a Fund and collectively, the Funds) are listed above. This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectuses (each a “Prospectus” and collectively, the “Prospectuses”), each dated July 29, 2021, and as they may be amended from time to time, for Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Climate Solutions Fund, Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund), Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Small Cap Growth Fund, and Delaware Ivy Value Fund.

This SAI should be read in conjunction with the Prospectuses. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectuses.

The Prospectuses may be obtained through our website at delawarefunds.com; by writing or calling your financial advisor; or by contacting the Funds' distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address, or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Fund's annual report (“Annual Report”) into this SAI. An Annual Report can be obtained, without charge, by calling 888 923-3355. Copies of the Annual and/or Semiannual Reports also are available at delawarefunds.com.

IVYSAI 7/22

Page
Organization and Classification	3
Investment Objectives, Restrictions, and Policies	3
Investment Strategies and Risks	6
Disclosure of Portfolio Holdings Information	40
Management of the Trust	41
Code of Ethics	50
Proxy Voting Policy	50
Investment Manager and Other Service Providers	51
Portfolio Managers	64
Trading Practices and Brokerage	69
Capital Structure	72
Purchasing Shares	73
Investment Plans	80
Determining Offering Price and Net Asset Value	82
Redemption and Exchange	83
Distributions and Taxes	87
Performance Information	94
Financial Statements	94
Principal Holders	94
Appendix A — Description of Ratings	108
Appendix B — Trustee Compensation	110
Appendix C — Proxy Voting Guidelines ProShare Advisors LLC	82

 IVYSAI 7/22

2

Organization and Classification

This SAI describes the Funds, which are series of the Trust. The Funds offer Class A, Class C, Class R, and Class Y shares (the “Retail Classes”). In addition, each Fund offers Class I and Class R6 shares (the “Institutional Classes,” and together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all classes of shares (each share class, the “Class”) of the Funds, except where noted. The Funds' investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (a Delaware statutory trust). Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) serve as sub-advisors to certain of the Funds as described under “Investment Manager and Other Service Providers.”

Effective July 1, 2021, Class N shares were renamed Class R6 for each applicable Fund.

Organization

The Trust was organized as a Delaware statutory trust on November 13, 2008. On April 1, 2010, each of the then-existing series of the Trust became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983 (collectively, the “Ivy Predecessor Funds”).

Effective February 26, 2018, Ivy Dividend Opportunities Fund merged into Ivy Global Equity Income Fund.

Effective November 5, 2018, Ivy European Opportunities Fund merged into Ivy International Core Equity Fund; Ivy Global Income Allocation Fund merged into Ivy Asset Strategy Fund; Ivy Micro Cap Growth Fund merged into Ivy Small Cap Growth Fund and Ivy Tax-Managed Equity Fund merged into Ivy Large Cap Growth Fund.

Effective July 1, 2021, each Fund (hereinafter, the Funds along with the other legacy Ivy Funds are referred to as “Transaction Funds” to differentiate them from the other Delaware Funds by Macquarie, the “non-Transaction Funds”) was renamed in conjunction with a transaction whereby Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited's US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., the investment adviser of the Trust (the “Transaction”).

Classification

Each Fund is an open-end management investment company and a series of the Trust.

Each of the Funds (other than Delaware Climate Solutions Fund, Global Value Equity Fund, Delaware Ivy Large Cap Growth Fund and Delaware Ivy Science and Technology Fund) is “diversified” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, is required to meet certain diversification requirements under the 1940 Act that may limit its investments. Such requirements are set forth under Nonfundamental Investment Restrictions — Diversification below. A Fund may not change from “diversified” to “nondiversified” without shareholder approval (as defined below).

Each of Delaware Climate Solutions Fund, Delaware Global Value Equity Fund, Delaware Ivy Large Cap Growth Fund and Delaware Ivy Science and Technology Fund is “nondiversified” as defined in the 1940 Act. This means that each of those Funds may invest a greater portion of its assets in obligations of a single issuer or in several issuers.

Investment Objective, Restrictions, and Policies

Investment Objective

Each Fund's investment objective is described in the Prospectuses.

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Funds' fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund's voting securities present at the meeting, if more than 50% of the Fund's outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund's outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2. The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

 IVYSAI 7/22

3

Investment Objective, Restrictions, and Policies

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6. The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For each Fund other than Delaware Climate Solutions Fund and Delaware Ivy Science and Technology Fund:

7. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

For Delaware Climate Solutions Fund:

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2. The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6. The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7. Under normal circumstances, the Fund will concentrate its investments in the energy industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For Delaware Ivy Science and Technology Fund:

7. Under normal circumstances, the Fund will concentrate its investments in the securities of science and technology companies or companies that benefit from the application of science and/or technology. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Delaware Global Value Equity Fund

7. The Fund shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (SEC) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund shall concentrate its investments in the consumer staples industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restrictions, which is considered nonfundamental and may be changed by the Trust's Board of Trustees (“Board”) without shareholder approval:

1. Investment in other investment companies:

Each Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2. Investment in illiquid securities:

Each Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

 IVYSAI 7/22

4

3. Investment in debt securities:

Delaware Ivy Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities.

Each of Delaware Ivy Core Equity Fund, Delaware Global Value Equity Fund, Delaware Ivy Global Growth Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Climate Solutions Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Small Cap Growth Fund, and Delaware Ivy Value Fund may invest up to 10% of its total assets in non-investment grade debt securities.

Each of Delaware Ivy Balanced Fund and Delaware Ivy Science and Technology Fund may not invest more than 20% of its total assets in non-investment grade debt securities.

4. Investment in foreign securities:

Each of Delaware Ivy Balanced Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Small Cap Growth Fund, and Delaware Ivy Value Fund may not invest more than 25% of its total assets in foreign securities.

5. Investment in Financial Instruments:

Each Fund may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

6. Restrictions on selling short:

Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Diversification:

For each Fund (other than Delaware Climate Solutions Fund, Delaware Global Value Equity Fund, Delaware Ivy Large Cap Growth Fund and Delaware Ivy Science and Technology Fund), except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

8. Other Current Restrictions:

Each Fund, except Delaware Ivy Asset Strategy Fund, may not invest more than 20% of its total assets in cash or cash equivalents. However, for temporary or defensive purposes, each Fund may invest in cash or cash equivalents without limitation.

None of the Funds currently intend to borrow for investment purposes.

All Funds. An investment policy or restriction that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and restrictions.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund's respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund's respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund's portfolio. A turnover rate of 100% would occur, for example, if all of a Fund's investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund's shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

For the fiscal years ended March 31, 2021 and 2022, the Funds' portfolio turnover rates were as follows:

 IVYSAI 7/22

5

Investment Objective, Restrictions, and Policies

Fund	2021	2022
Delaware Ivy Asset Strategy Fund	40%	33%
Delaware Ivy Balanced Fund	52%	94%
Delaware Ivy Core Equity Fund	49%	36%
Delaware Ivy Systematic Emerging Markets Equity Fund	39%	38%
Delaware Climate Solutions Fund	30%	113%
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	39%	111%
Delaware Ivy Global Growth Fund	32%	45%
Delaware Ivy International Core Equity Fund	76%	71%
Delaware Ivy Large Cap Growth Fund	23%	12%
Delaware Ivy Mid Cap Growth Fund	33%	27%
Delaware Ivy Mid Cap Income Opportunities Fund	23%	20%
Delaware Ivy Science and Technology Fund	9%	53%
Delaware Ivy Smid Cap Core Fund	127%	122%
Delaware Ivy Small Cap Growth Fund	57%	40%
Delaware Ivy Value Fund	60%	64%

Investment Strategies and Risks

The Funds' investment objectives, strategies, and risks are described in the Prospectuses. Certain additional information is provided below. The following discussion supplements the description of the Funds' investment strategies and risks that are included in the Prospectuses. The Funds' investment strategies are nonfundamental and may be changed without shareholder approval.

Securities — General

The main types of securities in which a Fund may invest, subject to its investment policies and restrictions, include common stocks, preferred stocks, debt securities, and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund also may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or unrated preferred stocks, subject to the investment policies and restrictions of the Fund. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P Global Ratings, a division of S&P Global, Inc. (S&P) or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, a Fund will treat unrated securities determined by the Manager to be of comparable quality to a rated security as having that rating. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (e.g., BBB by S&P and a higher or lower rating by another NRSRO), it is the general policy of each Fund to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used.

While credit ratings are only one factor the Manager relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer's financial condition. Credit ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer

 IVYSAI 7/22

6

of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity- linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which a Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by a Fund is called for redemption, such Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the ability of a Fund to achieve its investment objective(s).

Subject to its investment policies and restrictions, a Fund also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution's continued viability as a going concern. CoCos' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•
Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•
Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer's underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•
Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, a Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined 1 or 2 trading days prior to the date notice of redemption is given. The issuer also must pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible

 IVYSAI 7/22

7

Investment Strategies and Risks

preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by a Fund.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) US banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) US banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of the Manager, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of federal or state- chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within 7 days after demand.

Borrowing

Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes. Interest on money borrowed is an expense the Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Credit-Linked Notes

Subject to its investment policies and restrictions, a Fund may invest in credit-linked notes. A credit-linked note is a structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest, as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a limited purpose trust or other vehicle and is a direct obligation of the issuing entity. The limited purpose trust or other vehicle, in turn, invests in bonds or a derivative or basket of derivative instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity's receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Funds will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a Fund's initial investment, and the Fund may lose money.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are US dollar-denominated receipts typically issued by a US bank representing ownership of a specific number of shares in a non-US corporation. ADRs are quoted and traded in US dollars in the US securities market. An ADR is sponsored if the original issuing company has selected a single US bank to serve as its US depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs also must provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on US stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for US stock exchange listings, and they generally do not include voting rights.

 IVYSAI 7/22

8

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-US investors and traders in non-US markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by US and non-US investors and traders.

The Manager believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the US economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from US companies in the same industry. Foreign currencies may be stronger or weaker than the US dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the US dollar.

The Manager believes that a Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in US investments. Foreign securities markets generally have less trading volume and less liquidity than US markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to US companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for US investments.

Foreign markets may offer less protection to investors than US markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of US investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on US investment or on the ability to repatriate assets or convert currency into US dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to US persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of a Fund's investment policies and restrictions regarding foreign securities is the issuer's country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). However, in certain identified circumstances, a different country designation may be warranted. For example, an issuer's country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer's stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of US branches of foreign banks will be considered US securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question are substantially equivalent to federal or state-chartered US banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund may hold funds temporarily in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund's custodian values the Fund's assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to US dollars (or other currencies). Generally, however, a Fund will convert its holdings of foreign currencies into US dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the

 IVYSAI 7/22

9

Investment Strategies and Risks

dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For more information regarding a Fund's use of forward contracts to purchase or sell foreign currencies, see Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.

Because a Fund may invest in both US and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund's share price may have a low correlation with movements in US markets. Each Fund's share price will reflect the movements of the different markets in which it invests (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of a Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into US dollars using the applicable currency exchange rate. The exchange rate represents the current price of a US dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one US dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the US dollar subsequent to the date of purchase. In such a circumstance, the cost of a US dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in the Manager's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the UK, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Unless a Fund contains an alternative definition of an emerging market country in its prospectus (such as Delaware Ivy Systematic Emerging Markets Equity Fund), the Manager considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.

As noted above, the country designation for a security for purposes of a Fund's investment policies and restrictions regarding foreign securities is the issuer's country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer's country of domicile is a developing or emerging market country. However, in certain identified circumstances, a different country designation may be warranted.

Some of the risks to which a Fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country's currency against the US dollar; unusual price volatility in a developing or emerging country's securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the US economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-US securities, including higher custodial fees than typical US custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in US markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-US residents.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may

 IVYSAI 7/22

10

include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Rule 22e-4 under the 1940 Act provides that a Fund may not acquire an “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Rule 22e- 4 defines an illiquid investment as an investment that cannot reasonably be sold or disposed of under current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has adopted a liquidity risk management program on behalf of the Fund's that is designed to comply with Rule 22e-4's requirements. The Board has delegated to an administrator the responsibility to oversee the program, whose duties include periodically reviewing the liquidity risk of the Fund's and categorizing the Fund's portfolio investments into one of four liquidity classifications (as defined in Rule 22e-4) based on prescribed criteria, including the number of days in which the administrator reasonably expects the investment would be convertible to cash under current market conditions without significantly changing the market value of the investment. This classification process takes into account relevant market, trading and investment-specific considerations (the analysis upon which a security is convertible to cash and placed into a classification will not take into account days when exchanges in foreign markets are closed for scheduled holidays).

The Manager believes that, at times, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum amount allowable under the Fund's investment restriction on illiquid investments. See Investment Objective, Restrictions, and Policies — Nonfundamental Investment Restrictions. The Manager believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of bank loans and structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

Each Fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or fewer. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to a Fund.

 IVYSAI 7/22

11

Investment Strategies and Risks

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the US and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than US dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The Manager will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund's investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings (IPOs)

Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities also is difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Investment Company Securities

Each Fund may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund's shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means a Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the Funds otherwise permitted to invest in foreign securities otherwise would have to invest indirectly in certain developing markets. A Fund will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies (BDCs). Subject to its investment policies and restrictions, a Fund may invest in shares of BDCs. BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private US businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC's performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC's volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC's volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC's management to meet the BDC's investment objective and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they

 IVYSAI 7/22

12

may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs)

Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, a Fund may invest in ETFs for various purposes, which may or may not be a registered investment company (RIC) (i.e., open-end mutual fund). For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in ETFs that track other indexes; provided that such investments are consistent with the Fund's investment objective(s) as determined by the Manager. Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, a Fund's purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF's shares have a market price that approximates the NAV of the ETF's portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of securities, currencies and/or commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by a Fund).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using a Fund's assets to track the return of a particular stock index Investments in an ETF that is a RIC (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market- wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Fund may lend portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). Under a Fund's securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Manager. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by the Manager throughout the term of the loan.

If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

In addition, a borrower must collateralize any securities loans that it receives from a Fund in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 102% of the market value of the securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Under the present Guidelines, the collateral must consist of cash or US government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. Such collateral will be marked-to-market daily, and if the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the US government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter.

The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Manager. The Fund will make loans only under rules of the New York Stock

 IVYSAI 7/22

13

Investment Strategies and Risks

Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within 5 business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

Investments in Chinese Securities

Certain Funds may invest in “A-shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Connect Program with the Shenzhen Stock Exchange that was launched in 2016 or other similar programs (collectively these are referred to as Connect Programs).

Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

However, local rules apply, and listed companies that issue A-shares remain subject to the listing requirements in the local market. This means that the Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Fund may not be able to dispose of its China A- shares in a timely manner, which could adversely affect the Fund's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

The Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. Because the relevant regulations are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (“ChinaClear”), defaulted, the Hong Kong Securities Clearing Company Limited, being the nominee under the Connect Program, has limited responsibility to assist clearing participants in pursuing claims against ChinaClear. Currently, there remains no precedent that the applicable courts in China would accept beneficial owners, rather than the nominee, under the Connect Program to pursue claims directly against ChinaClear in China. Therefore, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. A Fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders' meetings due to current limitations on the use of multiple proxies in China.

Trades on these Connect Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. Currently, certain local custodians offer a “bundled brokerage/custodian” solution to address such requirements. However, such solution may limit the number of brokers that a Fund may use to execute trades. An enhanced model also has been implemented by the Hong Kong Stock Exchange, but there are operational and practical challenges for an investor to utilize such enhanced model. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China A-share issuer, its profits may be

 IVYSAI 7/22

14

subject to this limitation. In addition, it currently is not clear whether all accounts managed by the Manager and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that a Fund's profits may be subject to this limitation.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities.

Furthermore, because dividends declared by a Fund will be declared in US dollars and underlying payments received by the Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Also, investing in China carries certain political and economic risks. The value of a Fund's assets may be adversely affected by inadequate investor protection and changes in Chinese laws or regulations. The Chinese economy may differ favorably or unfavorably from the US economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country's economy, which could affect market conditions and prices and yields of China A-shares.

Loans and Other Direct Debt Instruments

Loans. Subject to its investment policies and restrictions, a Fund may purchase loan participations and/or loan assignments (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which a Fund will invest, however, the Manager will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

The Manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans a Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund's credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which a Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the

 IVYSAI 7/22

15

Investment Strategies and Risks

corporate loans purchased by a Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Manager believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, the Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held by a Fund. Possession of such information may in some instances occur despite the Manager's efforts to avoid such possession, but in other instances, the Manager may choose to receive such information (e.g., in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Manager's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on the Manager's ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Manager may hold other securities issued by borrowers whose floating rate loans may be held by a Fund. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the Manager may owe conflicting fiduciary duties to the Fund and other client accounts. The Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Manager's client account collectively held only a single category of the issuer's securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Unlike publicly-traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter (OTC) market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than 7 days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding a Fund's ability to pay redemption proceeds within the allowable time periods stated in its prospectus.

Loan interests may not be considered “securities,” and a purchaser, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to

 IVYSAI 7/22

16

pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated US bank, the Prime Rate of a designated US bank, the federal funds rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or federal funds rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.

The yield on a floating rate loan will depend primarily on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the federal funds rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see Fundamental Investment Restrictions). For purposes of these restrictions, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, a Fund, in appropriate circumstances, will treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) normally is an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. A Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that

 IVYSAI 7/22

17

Investment Strategies and Risks

are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund seeks to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Listed Private Equity Companies and Funds

Subject to its investment policies and restrictions, a Fund may invest in securities of listed private equity companies and funds whose principal business is to invest in and lend capital to privately held companies. A Fund is subject to the underlying risks that affect the listed private equity companies and funds in which it invests. Generally, little public information exists for private companies, and there is a risk that the listed private equity companies and funds may not be able to make a fully informed investment decision. In addition, the listed private equity companies and funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized by the listed private equity companies and funds may be adversely impacted by the poor performance of a small number of investments, or even a single investment. A Fund's investment in listed private equity companies and funds subjects the Fund's shareholders indirectly to the fees and expenses incurred by such companies and funds. Listed private equity companies and funds may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer's continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by the Manager to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates,

 IVYSAI 7/22

18

for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, a Fund may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by the Manager to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund's investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company's indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund.

Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security's maturity and reduce a Fund's return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships (MLPs)

Subject to its investment policies and restrictions, a Fund may invest in MLPs. An MLP is a limited partnership (or similar entity, such as a limited liability company, that is classified as a partnership for federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs generally are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to federal or state income tax at the entity level, subject to the application of certain partnership audit rules. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable, to the extent they do not exceed the investor's adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (e.g., owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation's shareholders, an MLP's creditors typically have the right to seek the return of distributions made to the MLP's unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP's ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly-traded partnership” (QPTP), which many MLPs are treated as for federal tax purposes, is “qualifying income” for an entity (such as a Fund) that is a “regulated investment company” for these purposes (RIC). Please see the section entitled Distributions and Taxes - Taxes for additional information regarding the tax consequences of a Fund's investing in a QPTP.

 IVYSAI 7/22

19

Investment Strategies and Risks

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include US government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations (CMOs). Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The US government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage- backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the US government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the US government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies' stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth. Although the US government has provided support for US government mortgage-related securities in the past, and Fannie Mae or Freddie Mac may need an injection of additional Treasury capital in the future, there can be no assurance that it will do so in the future. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or the FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the US government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), resulting in Fannie Mae and Freddie Mac reaching the $250 billion target imposed under the preferred stock purchase agreements. Further, when a ratings agency downgraded long-term US government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the US government (although that rating did not directly relate to their mortgage-backed securities). The US government's commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

 IVYSAI 7/22

20

A Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities likely will be developed in the future, and a Fund may invest in them if the Manager determines that such investments are consistent with the Fund's objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a US government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the US government or considered to be of the highest quality.

Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage- backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there normally is some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

 IVYSAI 7/22

21

Investment Strategies and Risks

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed.

Natural Resources and Physical Commodities

When a Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's investments, the Manager will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the US are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, the Manager considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices recently have been, and continue to be, subject to extreme market volatility. An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity — in coal, natural gas or crude oil — this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•
cross-commodity arbitrage can negatively impact a Fund's investments;

•
fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•
fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•
environmental restrictions can increase costs of production;

•
restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•
war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of a Fund's holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Fund also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities.

 IVYSAI 7/22

22

When a Fund purchases a precious metal or other physical commodity, the Manager currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC under the Internal Revenue Code of 1986, as amended (Code), a Fund may not derive more than 10% of its yearly gross income from gains (without regard to losses) resulting from selling or otherwise disposing of precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Distributions and Taxes - Taxes and Investments in the Subsidiary. Accordingly, a Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so. Each of Delaware Ivy Asset Strategy Fund and Delaware Ivy Systematic Emerging Markets Equity Fund seeks to increase its exposure to commodities, including precious metals, derivatives and commodity-linked instruments, through investments in a wholly-owned and controlled Cayman Islands subsidiary. See Investment in the Subsidiary below.

The ability of a Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to a Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. A Fund's direct investment in precious metals is limited by tax considerations. See Distributions and Taxes - Taxes.

Options, Futures and Other Derivatives Strategies

General. The Manager may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of a Fund's investments.

Generally, each Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since each Fund is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security. Therefore, the transaction relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities.

Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of the Manager.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared.”

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but, central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The assets of a Fund may not be fully protected in the event of the bankruptcy of the futures commission merchant (FCM) or central counterparty because the Fund might be limited to recovering only a pro rata

 IVYSAI 7/22

23

Investment Strategies and Risks

share of all available funds and margin segregated on behalf of an FCM's customers. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

In addition, the banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps that are applicable to all financial end-users, including the Funds.

In 2020, the SEC adopted a new rule that will impact the ability of a Fund to invest or remain invested in derivatives. Compliance with the new rule, Rule 18f-4 under the 1940 Act, is required by August 2022. Constraints on the ability of the Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Fund's assets could have an adverse impact on a Fund.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. New requirements, even if not directly applicable to the Funds, may increase the cost of the Funds' investments and cost of doing business.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA). Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the- money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the CPO rules, to qualify for an exclusion under the amended regulation, the operator of a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, a Fund's ability to use Financial Instruments may be limited by tax considerations. See Distributions and Taxes - Taxes.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, a Fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury's determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Rule 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, a Fund will limit its investment in NDFs as discussed above.

CFTC Rule 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally- cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Rule 4.5.

In addition to the instruments, strategies and risks described below, the Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Manager may utilize these opportunities to the extent that they are consistent with a Fund's objective(s) and permitted by a Fund's investment policies and restrictions and regulations adopted by applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Portfolios' Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

 IVYSAI 7/22

24

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

1. Successful use of certain Financial Instruments depends upon the ability of the Manager to predict movements of the overall securities, currency and interest rate markets, among other skills. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

2. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation in the market or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not perfectly correlate with the performance of the Fund's other investments. Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

3. If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Manager projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

4. As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

5. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

6. Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for a Fund that, in certain circumstances, could exceed the Fund's net assets and could alter the risk profile of the Fund in unanticipated ways.

7. When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-US Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Certain transactions using Financial Instruments expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed

 IVYSAI 7/22

25

Investment Strategies and Risks

amount as determined daily. A Fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by a Fund, as well as any loss of expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Fund's place in the contract, called a novation. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a Fund could cause material losses to such Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing

 IVYSAI 7/22

26

level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

Over-the-Counter (OTC) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by a Fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows a Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of a Fund's counterparties are guaranteed by their parent holding companies with respect to that counterparty's payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is a standardized agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security, index, currency or commodity at a specific price on a specific date in the future. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts also can be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of a Fund's fixed-income holdings. If the Manager wishes to shorten the average duration of a Fund's fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of a Fund's fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit initial margin that typically is calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the FCM daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from an FCM. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

 IVYSAI 7/22

27

Investment Strategies and Risks

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. In addition, the CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract or option thereon. For more information, see Speculative Position Limits.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. When a Fund sells (writes) an option on a futures contract, the Fund is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If a Fund were required to take such a position, it could bear substantial losses.

The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Manager still may not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When a Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.

It also is possible that, where a Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

 IVYSAI 7/22

28

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations. Subject to its investment policies and restrictions, each Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its investment policies and restrictions, each Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for US dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund also could hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts in an attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the Manager believes might rise in value relative to the US dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of US dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency. The Fund segregates liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

 IVYSAI 7/22

29

Investment Strategies and Risks

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity and, in such cases, the Fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Fund might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the Fund. Even if the Fund entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

Successful use of forward currency contracts depends on the skill of the Manager in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Manager anticipates. There is no assurance that the Manager's use of forward currency contracts will be advantageous to a Fund or that the Manager will hedge at an appropriate time.

Forward currency contracts in which a Fund may engage include deliverable foreign exchange forwards. A deliverable foreign exchange forward contract provides for the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Foreign exchange forwards typically are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. A Fund also may be required to pay certain commissions. When a Fund enters into a deliverable foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

A Fund also may enter into forward currency contracts that do not provide for physical settlement of the two currencies (each, a Reference Currency), but instead provide for settlement by a single cash payment calculated as the difference between the agreed-upon exchange rate and the prevailing market exchange rate at settlement based upon an agreed- upon notional amount (non-deliverable forwards, or NDFs). NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

NDFs typically may have terms from one month up to two years and are settled in US dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Under definitions adopted by the CFTC and SEC, NDFs are considered swaps, and therefore are included in the definition of “commodity interests.” In contrast, forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward currency contracts, especially NDFs, may restrict the Fund's ability to use these instruments in the manner described above.

Although NDFs historically have been traded OTC, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

 IVYSAI 7/22

30

Speculative Position Limits. The CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Funds are not) may hold, own or control in a particular futures contract or option on a futures contract. Trading limits also are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn, and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. In 2020, the SEC adopted a new rule that will impact the ability of a Fund to invest or remain invested in derivatives. Compliance with the new rule, Rule 18f-4 under the 1940 Act (“Rule 18f-4”), is required by August 2022.Constraints on the ability of the Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Fund's assets could have an adverse impact on a Fund. The regulation of derivatives is a rapidly changing area of law and the impact of these new regulations are not certain at this time.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, a Fund's investment exposure gained through these combined positions could exceed its net assets.

Turnover. A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund pays a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps currently are, and more in the future are expected to be, subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange- trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

 IVYSAI 7/22

31

Investment Strategies and Risks

In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, US dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, a Fund will receive, and, in a short total return swap, a Fund pays, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in US dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to US interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that, when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its

 IVYSAI 7/22

32

total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Manager and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund's borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If the Manager attempts to use a swap as a hedge against, or as a substitute for, a Fund's portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. The Fund bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by the Manager. If a counterparty's creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and also can require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Payment-In-Kind (PIK) Securities

Subject to its investment policies and restrictions, a Fund may invest in PIK securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although a Fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for a Fund to dispose of them or to determine their current value.

 IVYSAI 7/22

33

Investment Strategies and Risks

Real Estate Investment Trust (REIT) Securities

Subject to its investment policies and restrictions, a Fund may invest in securities issued by REITs. A REIT is a domestic corporation (or a trust or association otherwise taxable as such for federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and US government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each Fund's investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments, and subject to its investment policies and restrictions. A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within 1 to 5 days of the purchase. The primary risk from repurchase agreements is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. A Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by a Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by the Manager.

Restricted Securities

Subject to its investment policies and restrictions, each Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

A Fund also may invest in securities that normally are purchased or resold pursuant to Rule 144A under the 1933 Act (Rule 144A securities). Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities. Rule 144A securities may be resold only to qualified institutional buyers, provided that certain other conditions for resale are met. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the 1933 Act.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to US persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or US exchange and may be less liquid than listed securities.

 IVYSAI 7/22

34

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors.

Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, a Fund could have difficulty selling them when the Manager believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, a Fund may be less able to predict a loss. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund's ability to conduct portfolio transactions in such securities. A Fund also may take a minority interest in a privately offered security, which may limit the Fund's ability to protect shareholders' interests in connection with corporate actions by the privately held company. A Fund's Portfolio Manager may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that Fund may hold. While the Manager believes such service will be beneficial to the Fund and its shareholders, the Portfolio Manager's service as a board member also could create a conflict of interest (or an appearance of a conflict of interest) that may impact the Fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

Short Sales Against the Box

Subject to its investment policies and restrictions, a Fund may sell securities “short against the box;” provided, however, that the Fund's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. None of the Funds has any present intention to sell securities short in this fashion.

Investment in the Subsidiary

Each of Delaware Ivy Asset Strategy Fund and Delaware Ivy Systematic Emerging Markets Equity Fund (in this sub-section, the Fund) has invested, and expects from time to time to continue to invest, in its wholly-owned and controlled subsidiary organized as an exempted company under the laws of the Cayman Islands (each, a Subsidiary). The Funds will not invest in the Subsidiary more than 25% of the value of its total assets as of the end of any quarter of its taxable year. Shares of the Subsidiary will not be sold or offered to other investors. By investing in its Subsidiary, the Fund is exposed to the risks associated with its Subsidiary's investments. The Fund's Subsidiary invests primarily in commodities, including precious metals, derivatives and commodity-linked instruments, as well as fixed-income securities and other investments intended to serve as margin or collateral for any derivative positions, and cash instruments. Unlike the Fund, the Subsidiary may invest without limitation in these instruments and, to the extent the Subsidiary invests in derivative instruments, may use leveraged investments. The Subsidiary otherwise is subject to the same general investment policies and restrictions as the Fund.

The Subsidiary is not registered under the 1940 Act, but is subject to certain of the investor protections of the 1940 Act. Delaware Ivy Asset Strategy Fund and Delaware Ivy Systematic Emerging Markets Equity Fund, as the sole shareholder of its Subsidiary, do not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls its Subsidiary, and both the Fund and its Subsidiary are managed by the Manager, it is unlikely that the Fund's Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investments in the Fund's Subsidiary, and the Fund's role as sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Manager will be subject to the same aggregate investment restrictions and operational guidelines that apply to the management of the Fund, except that, unlike the Fund, the Subsidiary is able to invest without limit in precious metals, derivatives and commodity related investments. The Subsidiary will not be able to qualify as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Trust and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the government of the Cayman Islands has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Fund's Subsidiary must pay Cayman Islands taxes, the Fund's shareholders would likely suffer decreased investment returns.

 IVYSAI 7/22

35

Investment Strategies and Risks

US Government Securities

US government securities are securities issued or guaranteed as to principal or interest by the US, or by a person controlled or supervised by and acting as an instrumentality of the US government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by US government agencies or instrumentalities are backed by the full faith and credit of the US government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by US government agencies or instrumentalities are not backed by the full faith and credit of the US government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the FHLB, Fannie Mae or Freddie Mac, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a US government agency or instrumentality are not backed by the full faith and credit of the US government, there can be no assurance that the US government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if the Manager is satisfied that the credit risk involved is acceptable.

US government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by US government agencies or instrumentalities, including, but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Both Fannie Mae and Freddie Mac are instrumentalities of the US government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the US government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, each Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also generally are less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when- issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Manager to correctly anticipate increases and decreases

 IVYSAI 7/22

36

in interest rates and prices of securities. If the Manager anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the Manager anticipates a decline in interest rates and a rise in prices, and, accordingly, a Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Manager is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund's NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when- issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund's shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash. Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates Separate Trading of Registered Interest and Principal of Securities (STRIPS) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation also can be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the US government, a government agency, or a corporation in zero coupon form.

Short-Term Debt Instruments and Temporary Investments

Each Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting a Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Manager determines that conditions warrant, a Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term US government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (NRSRO), such as S&P or Moody's, or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers' acceptances) of US domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

US Government Securities. Examples of types of US government obligations in which a Fund may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services

 IVYSAI 7/22

37

Investment Strategies and Risks

Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

•
US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•
Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

•
US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•
US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. A Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

•
Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•
Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

•
Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days may be considered to be illiquid investments.

Subject to its investment policies and restrictions, a Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivative instruments, for defensive purposes.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

 IVYSAI 7/22

38

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds' third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR was a common benchmark interest rate index used to make adjustments to variable-rate loans and was used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation.

 IVYSAI 7/22

39

Investment Strategies and Risks

In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Over the past several years, various regulators and industry bodies have worked together to identify alternative reference rates (“ARRs”) to replace LIBOR and assist with the transition to the new ARRs. The majority of LIBOR rates were phased out at the end of 2021. The most common tenors of USD LIBOR (overnight and 1-, 3-, 6- and 12- month) will cease publication as of June 30, 2023.

There remains uncertainty and risks related to converting certain longer-term securities and transactions to a new ARR. For example, there can be no assurance that the composition or characteristics of any ARRs or financial instruments in which a fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.

Disclosure of Portfolio Holdings Information

Each Fund has adopted a policy generally prohibiting providing portfolio holdings information to any person until 1) after the Fund disseminates its statement to shareholders or 2) the holdings information is publicly available. We provide a list of each Fund's holdings on a shareholder's statement. Portfolio holdings information will be made available to the public on our fund website, at sec.gov, or via phone by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), Waddell & Reed Services Company, the Funds' independent registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' financial printer, and the Funds' proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than described above. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds' portfolio securities). In addition, the Manager will seek to obtain copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

 IVYSAI 7/22

40

Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Trust's Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of June 30, 2022, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	136	Macquarie Asset Management Public Investments (2015-Present)—Global Head of Macquarie Asset Management Public Investments (2019-Present); Head of Americas of Macquarie Group (2017-Present)	None
Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	136	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) Managing Member (1993-Present)	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2015 Chair since March 2015	136	Private Investor (2004-Present)	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	136	J.P. Morgan Chase & Co. (1987-2013) Chief Executive Officer, Private Wealth Management (2011-2013)	Banco Santander International (2016-2019) Santander Bank, N.A. (2016-2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	136	Private Investor (2011-Present)	None

 IVYSAI 7/22

41

Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	136	KPMG LLP (2002-2015) Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015-Present) PatientsVoices, Inc. (2018-Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)
John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	136	Drexel University—President (2010-Present)

Federal Reserve Bank of Philadelphia (2020-Present)

FS Credit Real Estate Income Trust, Inc. (2018-Present)

vTv Therapeutics Inc. (2017-Present)

Community Health Systems (2004-Present)

Drexel Morgan & Co. (2015-2019)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	136

University of Oklahoma—President (2020-Present); Interim President (2019-2020); Vice President and Dean, College of Law (2010-2019)

Brookhaven Investments LLC (commercial enterprises) —Managing Member (2019-Present)

St. Clair, LLC (commercial enterprises) —Managing Member (2019-Present)

					OU Medicine, Inc. (2020-Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007-Present) Ivy Funds (1998-2021)

 IVYSAI 7/22

42

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	136	Children's Mercy Hospitals and Clinics (2005-2019) —Chief Administrative Officer (2016-2019)

Brixmor Property Group Inc. (2021-Present)

Sera Prognostics Inc. (biotechnology) (2021-Present)

Recology (resource recovery) (2021-Present)

Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

National Association of Corporate Directors (2017-Present)

Ivy Funds Complex (2019-2021)

American Shared Hospital Services (medical device) (2017-2021)

Ivy NextShares (2019)

Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	136	Banco Itaú International—Chief Executive Officer (2012-2016)

Florida Chapter of National Association of Corporate Directors (2021-Present)

Callon Petroleum Company (2019-Present)

Camden Property Trust (2011-Present)

New Senior Investment Group Inc. (2021)

Carrizo Oil & Gas, Inc. (2018-2019)

 IVYSAI 7/22

43

Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	136	PNC Financial Services Group (1983-2013) Vice Chairman (2009-2013)	HSBC USA Inc. (2014-Present) HSBC North America Holdings Inc. (2013-Present) HSBC Finance Corporation (2013-2018)
Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	136	Gore Creek Capital, Ltd. Chief Executive Officer and President (2009-Present)

The Merger Fund (2013-2021), The Merger Fund VL (2013-2021), WCM Alternatives: Event-Driven Fund (2013-2021), and WCM Alternatives: Credit Event Fund (2017-2021)

Grange Insurance (2013-Present)

H&R Block Corporation (2008-Present)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	136	3M Company (1995-2012) Vice President and Treasurer (2006-2012)	Okabena Company (2009-2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at MPI.
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at MPI.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at MPI.

 IVYSAI 7/22

44

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.
2	MPI is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' Manager and principal underwriter.
3	Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.
4

Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and principal underwriter as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

[Macquarie/Ivy: Update]

The following table shows each Trustee's ownership of shares of the Funds and of shares of all Delaware Funds as of December 31, 2021, unless otherwise noted.

 IVYSAI 7/22

45

Management of the Trust

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	[None]	[Over $100,000]
Independent Trustees
Jerome D. Abernathy	[None]	[Over $100,000]
Thomas L. Bennett	[None]	[Over $100,000]
Ann D. Borowiec	[None]	[Over $100,000]
Joseph W. Chow	[None]	[Over $100,000]
H. Jeffrey Dobbs

[$10,001-$50,000 (Delaware Ivy Systematic Emerging Markets Equity Fund)]
[$10,001-$50,000 (Delaware Ivy Global Growth Fund)]
[$10,001-$50,000 (Delaware Ivy Large Cap Growth Fund)]
[$10,001-$50,000 (Delaware Ivy Science and Technology Fund)]

[Over $100,000]
John A. Fry	[None]	[Over $100,000]
Joseph Harroz, Jr.

[$10,001-$50,000 (Delaware Ivy Balanced Fund)]
[$10,001-$50,000 (Delaware Ivy Core Equity Fund)]
[Over $100,000 (Delaware Ivy Systematic Emerging Markets Equity Fund)]
[$50,001-$100,000 (Delaware Climate Solutions Fund)]
[$10,001-$50,000 (Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund))]
[Over $100,000 (Delaware Ivy International Core Equity Fund)]
[Over $100,000 (Delaware Ivy Large Cap Growth Fund)]
[Over $100,000 (Delaware Ivy Mid Cap Growth Fund)]
[Over $100,000 (Delaware Ivy Science and Technology Fund)]
[$1-$10,000 (Delaware Ivy Smid Cap Core Fund)]
[Over $100,000 (Delaware Ivy Value Fund)]

[Over $100,000]
Sandra A. J. Lawrence	[$50,001-$100,000 (Delaware Ivy International Core Equity Fund)] [Over $100,000 (Delaware Ivy Mid Cap Growth Fund)] [Over $100,000 (Delaware Ivy Science and Technology Fund)]	[Over $100,000]
Frances A. Sevilla-Sacasa	[None]	[Over $100,000]
Thomas K. Whitford	[None]	[Over $100,000]
Christianna Wood	[None]	[Over $100,000]
Janet L. Yeomans	[None]	[Over $100,000]

 IVYSAI 7/22

46

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust's last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

[Macquarie/Ivy: Update]

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex[1]
Jerome Abernathy	$[____]	none	$[____]
Thomas L. Bennett (Chair)	$[____]	none	$[____]
Ann D. Borowiec	$[____]	none	$[____]
Joseph W. Chow	$[____]	none	$[____]
H. Jeffrey Dobbs[2]	$[____]	none	$[____]
John A. Fry	$[____]	none	$[____]
Joseph Harroz, Jr.[2]	$[____]	none	$[____]
Sandra A.J. Lawrence[2]	$[____]	none	$[____]
Frances A. Sevilla-Sacasa	$[____]	none	$[____]
Thomas K. Whitford	$[____]	none	$[____]
Christianna Wood	$[____]	none	$[____]
Janet L. Yeomans	$[____]	none	$[____]

[1]

Each Independent Trustee/Director receives: (i) an annual retainer fee of $265,000 for serving as a Trustee/Director for the investment companies in the Delaware Funds by Macquarie family of funds (136 funds in the complex) for which they serve, plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $5,000 fee for attending each telephonic board meeting lasting more than one hour but not more than four hours and $6,000 for each meeting lasting more than four hours on behalf of the investment companies in the complex The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $130,000.

[2]

Information relating to compensation paid for the fiscal year ended September 30, 2021 to Messrs. Dobbs and Harroz, Ms. Lawrence, and the Trustees of the Transaction Funds prior to April 30, 2021 is set forth in Appendix B.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair: Mr. Bennett is the Board's Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of thirteen Trustees. Twelve of the thirteen Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee's normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant

 IVYSAI 7/22

47

Management of the Trust

to the Board's oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following Independent Trustees: Frances Sevilla-Sacasa, Chair; H. Jeffrey Dobbs; John A. Fry; Sandra A. J. Lawrence; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). The predecessor Audit Committee held meetings from July 1, 2020 through April 30, 2021 and the Audit Committee held [___] meetings during the Trust's last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Ann D. Borowiec, Chair; Jerome D. Abernathy; John A. Fry; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). The predecessor Nominating and Corporate Governance Committee (formerly, the Governance Committee) held meetings from July 1, 2020 through April 30, 2021 and the Nominating and Corporate Governments Committee held [___] during the Trust's last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board's Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Trustees also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow's management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board's expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs — Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He also has served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and

 IVYSAI 7/22

48

several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. — Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Transaction Funds in the Delaware Funds Complex (the “Fund Complex”). The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Transaction Funds.

Sandra A.J. Lawrence — Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations. She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees. She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master's degrees from the Massachusetts Institute of Technology and Harvard Business School. The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa's management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board's expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 35 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees found that Mr. Whitford's senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board's expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 35 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Asset Management since January 2019 and Head of Americas - Macquarie Group since December 2017 and he is responsible for all aspects of the firm's business. He joined the firm as President of MPI - Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust's Independent Trustees. The Committee of Independent Trustees held [___] during the Trust's last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and

 IVYSAI 7/22

49

Management of the Trust

expenses and to suggest changes to such reports. Investments Committee A consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; Joseph Harroz, Jr.; Christianna Wood; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). Investments Committee B consists of the following Independent Trustees: Janet L. Yeomans, Chair; Christianna Wood; Sandra A.J. Lawrence; H. Jeffrey Dobbs; Thomas L. Bennett (ex officio), and Thomas K. Whitford (ex officio). The predecessor Investments Committee (formerly, the Investment Oversight Committee) held meetings from July 1, 2020 through April 30, 2021 and the Investments Committee held [____] meetings during the Trust's last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Funds' transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust's series, and to provide direction with respect thereto; (6) engaging the services of the Trust's Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management's periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust's assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager's internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board's other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board's approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies — The Manager

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager, or MIMGL/MIMAK, as applicable, will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, the Manager has contracted with proxy advisory firms to analyze proxy statements on behalf of the Fund and the Manager's other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing proxy advisory firms' proxy voting activities. If a proxy has been voted for the Fund, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at delawarefunds.com/proxy; and (ii) on the SEC's website at sec.gov.

 IVYSAI 7/22

50

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business. Because the Trust has delegated proxy voting to the Manager, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Fund are voted by the proxy advisory firm in accordance with the Procedures.

Because almost all of the Fund's proxies are voted by the proxy advisory firm pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to the proxy advisory firm's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by the proxy advisory firm and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Fund.

Proxy Voting Record

Each Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Fund relating to its portfolio securities were voted during the most recent 12-month period ended June 30, 2021, will be available without charge at delawarefunds.com, and on the SEC's website at sec.gov.

Investment Manager and Other Service Providers

[Macquarie: Update]

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (“MMHI”) manage, as of December 31, 2021, $261.3 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Asset Management” is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited.

The Funds' Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days' notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

 IVYSAI 7/22

51

Investment Manager and Other Service Providers

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Asset Strategy Fund

0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $28 billion
0.545% of net assets over $28 billion and up to $53 billion
0.54% of net assets over $53 billion

Delaware Ivy Balanced Fund

0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $5 billion
0.54% of net assets over $5 billion and up to $10 billion
0.53% of net assets over $10 billion

Delaware Ivy Core Equity Fund

0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $5 billion
0.525% of net assets over $5 billion and up to $6 billion
0.50% of net assets over $6 billion and up to $10 billion
0.49% of net assets over $10 billion

Delaware Ivy Systematic Emerging Markets Equity Fund

1.00% of net assets up to $500 million
0.85% of net assets over $500 million and up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.755% of net assets over $5 billion and up to $10 billion
0.75% of net assets over $10 billion

Delaware Climate Solutions Fund

0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.75% of net assets over $5 billion and up to $10 billion
0.74% of net assets over $10 billion

Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund), Delaware Ivy Large Cap Growth Fund, and Delaware Ivy Value Fund

0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $5 billion
0.545% of net assets over $5 billion and up to $10 billion
0.54% of net assets over $10 billion

Delaware Ivy Global Growth Fund

0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.70% of net assets over $3 billion and up to $5 billion
0.695% of net assets over $5 billion and up to $10 billion
0.69% of net assets over $10 billion

Delaware Ivy International Core Equity Fund

0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.70% of net assets over $3 billion and up to $5 billion
0.69% of net assets over $5 billion and up to $10 billion
0.68% of net assets over $10 billion

 IVYSAI 7/22

52

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Mid Cap Growth Fund and Delaware Ivy Mid Cap Income Opportunities Fund

0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.70% of net assets over $10 billion and up to $15 billion
0.67% of net assets over $15 billion

Delaware Ivy Science and Technology Fund

0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $8 billion
0.755% of net assets over $8 billion and up to $13 billion
0.75% of net assets over $13 billion

Delaware Ivy Small Cap Growth Fund and Delaware Ivy Smid Cap Core Fund

0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.72% of net assets over $10 billion

During the last three fiscal years, the Funds paid the following investment management fees to its investment advisor:

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Asset Strategy Fund	$17,416,073 earned $17,416,073 paid $0 waived	$16,872,118 earned $16,872,118 paid $0 waived	$18,978,586 earned $18,978,586 paid $0 waived
Delaware Ivy Balanced Fund	$17,219,199 earned $17,219,199 paid $0 waived	$15,833,787 earned $15,833,787 paid $0 waived	$16,661,373 earned $16,661,373 paid $0 waived
Delaware Ivy Core Equity Fund	$30,254,903 earned $30,254,903 paid $0 waived	$26,353,213 earned $26,353,213 paid $0 waived	$25,879,641 earned $25,879,641 paid $0 waived
Delaware Ivy Systematic Emerging Markets Equity Fund	$18,925,079 earned $18,640,786 paid $284,293 waived	$16,502,908 earned $16,502,908 paid $0 waived	$15,928,480 earned $15,859,734 paid $68,746 waived
Delaware Climate Solutions Fund	$1,876,757 earned $1,770,309 paid $106,448 waived	$1,407,449 earned $1,374,169 paid $33,280 waived	$2,248,285 earned $2,248,285 paid $0 waived
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	$4,054,511 earned $4,046,629 paid $7,882 waived	$4,138,929 earned $4,138,929 paid $0 waived	$5,277,536 earned $5,277,536 paid $0 waived
Delaware Ivy Global Growth Fund	$8,859,426 earned $8,585,316 paid $1,110 waived	$8,078,501 earned $8,078,501 paid $0 waived	$7,977,979 earned $7,977,979 paid $0 waived
Delaware Ivy International Core Equity Fund	$19,572,526 earned $17,557,309 paid $2,015,217 waived	$22,553,497 earned $20,251,247 paid $2,302,250 waived	$36,568,866 earned $35,511,594 paid $1,057,272 waived
Delaware Ivy Large Cap Growth Fund	$36,642,040 earned $36,637,490 paid $4,550 waived	$31,848,551 earned $31,848,551 paid $0 waived	$28,195,786 earned $28,195,786 paid $0 waived
Delaware Ivy Mid Cap Growth Fund	$61,465,138 earned $60,983,278 paid $481,860 waived	$48,857,305 earned $47,691,621 paid $1,165,684 waived	$38,885,815 earned $37,182,326 paid $1,703,489 waived

 IVYSAI 7/22

53

Investment Manager and Other Service Providers

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Mid Cap Income Opportunities Fund	$15,149,467 earned $14,285,378 paid $1,437,378 waived	$8,667,416 earned $7,945,081 paid $722,335 waived	$6,590,610 earned $6,002,890 paid $587,720 waived
Delaware Ivy Science and Technology Fund	$76,046,526 earned $76,046,526 paid $0 waived	$69,324,122 earned $69,324,122 paid $0 waived	$60,828,604 earned $60,828,604 paid $0 waived
Delaware Ivy Smid Cap Core Fund	$6,137,917 earned $5,903,689 paid $234,228 waived	$5,351,821 earned $5,134,999 paid $216,822 waived	$6,053,226 earned $5,863,079 paid $190,147 waived
Delaware Ivy Small Cap Growth Fund	$23,692,810 earned $23,692,810 paid $0 waived	$22,016,466 earned $22,016,466 paid $0 waived	$21,157,537 earned $21,157,537 paid $0 waived
Delaware Ivy Value Fund	$9,935,690 earned $9,935,690 paid $0 waived	$7,975,337 earned $7,975,337 paid $0 waived	$7,516,296 earned $7,516,296 paid $0 waived

The Funds shall pay the Manager an annual management fee as a percentage of average daily net assets. Management fees are accrued daily and paid monthly.

Except for those expenses borne by the Manager under the Investment Management Agreement, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund's proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Sub-Advisors

The Manager has entered into sub-advisory agreements on behalf of certain of the Funds, as described below, with MIMAK, MIMEL, MIMGL, and MFMHKL, each of which is an affiliate of the Manager (the “Affiliated Sub-Advisors”).

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of [March 31, 2022], MAM managed more than $[_____] in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager's portion of Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK's specialized market knowledge.

MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager's portion of Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's specialized market knowledge.

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager's portion of Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Climate Solutions Fund, Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund), Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Mid Cap Income Opportunities Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Small Cap Growth Fund, and Delaware Ivy Value Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL's specialized market knowledge.

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager's portion of Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Climate Solutions Fund, Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund), Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Mid Cap Income Opportunities Fund, Delaware Ivy Science and Technology Fund, and Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, and Delaware Ivy Value Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

 IVYSAI 7/22

54

Pursuant to the terms of the relevant sub-advisory agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Funds. During the Funds' last fiscal year, the Manager did not pay compensation to the Affiliated Sub-Advisors for services rendered under the sub-advisory agreements.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds' shares under a Distribution Agreement dated April 30, 2021. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

[Macquarie/Ivy: Update]

The dollar amounts of underwriting commissions for the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 for Class A shares of each of the Funds were as follows:

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Asset Strategy Fund	$[____]	$213,941	$288,184
Delaware Ivy Balanced Fund	$[____]	$667,859	$881,877
Delaware Ivy Core Equity Fund	$[____]	$1,208,041	$1,565,572
Delaware Ivy Systematic Emerging Markets Equity Fund	$[____]	$169,012	$223,514
Delaware Climate Solutions Fund	$[____]	$86,361	$129,284
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	$[____]	$100,925	$144,187
Delaware Ivy Global Growth Fund	$[____]	$141,707	$209,992
Delaware Ivy International Core Equity Fund	$[____]	$139,084	$214,138
Delaware Ivy Large Cap Growth Fund	$[____]	$1,440,017	$1,575,306
Delaware Ivy Mid Cap Growth Fund	$[____]	$982,436	$1,161,595
Delaware Ivy Mid Cap Income Opportunities Fund	$[____]	$134,492	$173,795
Delaware Ivy Science and Technology Fund	$[____]	$2,251,000	$2,542,110
Delaware Ivy Smid Cap Core Fund	$[____]	$101,629	$127,699
Delaware Ivy Small Cap Growth Fund	$[____]	$635,344	$814,963
Delaware Ivy Value Fund	$[____]	$152,618	$202,559

The dollar amounts of underwriting commissions for the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 for Class C shares of each of the Funds were as follows:

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Asset Strategy Fund	$[____]	$8,470	$9,951
Delaware Ivy Balanced Fund	$[____]	$9,004	$8,345
Delaware Ivy Core Equity Fund	$[____]	$2,339	$3,677
Delaware Ivy Emerging Markets Equity Fund	$[____]	$2,713	$6,554
Delaware Climate Solutions Fund	$[____]	$1,156	$1,214
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	$[____]	$439	$1,587
Delaware Ivy Global Growth Fund	$[____]	$250	$1,255
Delaware Ivy International Core Equity Fund	$[____]	$4,169	$10,561
Delaware Ivy Large Cap Growth Fund	$[____]	$8,788	$8,782
Delaware Ivy Mid Cap Growth Fund	$[____]	$9,798	$12,953
Delaware Ivy Mid Cap Income Opportunities Fund	$[____]	$5,232	$6,265
Delaware Ivy Science and Technology Fund	$[____]	$19,832	$15,482

 IVYSAI 7/22

55

Investment Manager and Other Service Providers

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Smid Cap Core Fund	$[____]	$1,352	$3,629
Delaware Ivy Small Cap Growth Fund	$[____]	$3,492	$10,558
Delaware Ivy Value Fund	$[____]	$755	$503

The dollar amounts of underwriting commissions for the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019 for Class E shares of each of the Funds were as follows:

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Asset Strategy Fund	$[____]	$18,735	$17,908
Delaware Ivy Core Equity Fund	$[____]	$9,377	$10,485
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	$[____]	$1,373	$1,083
Delaware Ivy International Core Equity Fund	$[____]	$4,358	$4,625
Delaware Ivy Large Cap Growth Fund	$[____]	$22,594	$19,003
Delaware Ivy Mid Cap Growth Fund	$[____]	$14,070	$9,495
Delaware Ivy Science and Technology Fund	$[____]	$52,496	$40,659
Delaware Ivy Small Cap Growth Fund	$[____]	$8,432	$9,910

The amounts retained by Ivy Distributors, Inc., the Funds' former distributor, for each Fund for the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 were as follows:

Fund	March 31, 2021	March 31, 2020	March 31, 2019
Delaware Ivy Asset Strategy Fund	$[____]	$44,601	$60,029
Delaware Ivy Balanced Fund	$[____]	$132,400	$158,921
Delaware Ivy Core Equity Fund	$[____]	$304,789	$265,511
Delaware Ivy Systematic Emerging Markets Equity Fund	$[____]	$0	$28,962
Delaware Climate Solutions Fund	$[____]	$14,462	$24,783
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	$[____]	$32,675	$26,495
Delaware Ivy Global Growth Fund	$[____]	$34,055	$37,920
Delaware Ivy International Core Equity Fund	$[____]	$35,097	$40,452
Delaware Ivy Large Cap Growth Fund	$[____]	$287,994	$248,392
Delaware Ivy Mid Cap Growth Fund	$[____]	$59,141	$129,980
Delaware Ivy Mid Cap Income Opportunities Fund	$[____]	$19,465	$20,848
Delaware Ivy Science and Technology Fund	$[____]	$428,731	$360,036
Delaware Ivy Smid Cap Core Fund	$[____]	$23,506	$25,980
Delaware Ivy Small Cap Growth Fund	$[____]	$158,227	$171,187
Delaware Ivy Value Fund	$[____]	$40,287	$41,095

[Macquarie/Ivy: Update]

Distribution Services

Under the Distribution Agreement entered into between the Trust and the Distributor, the Distributor serves as principal underwriter and distributor to the Funds.

Under the Distribution and Service Plan (Plan) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act (Rule12b-1), for Class A shares, each Fund may pay the Distributor a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid daily, to compensate the Distributor for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

Under the Plan, for Class C shares, each Fund that offers this share class may pay the Distributor a service fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class C, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the

 IVYSAI 7/22

56

provision of personal services to Class C shareholders and/or the maintenance of Class C shareholder accounts a distribution fee of 0.75% of the Fund's average annual net assets attributable to Class C shares, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of Class C .

Under the Plan, for Class R shares, each Fund that offers this share class pays the Distributor a distribution and service fee at an annual rate of 0.50% of the Fund's average annual net assets attributable to Class R shares, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of Class R shares, the provision of personal services to shareholders and/or maintenance of Class R shareholder accounts.

Under the Plan, for Class Y shares, each Fund that offers this share class pays the Distributor daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund's average annual net assets attributable to Class Y shares, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of Class Y shares, and provision of personal services to shareholders and/or maintenance of Class Y shareholder accounts.

Class I and Class R6 shares are not covered under the Plan.

The Distributor offers the Funds' shares through affiliated and non-affiliated investment professionals and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through the sales force, the Distributor pays commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds' shares, as applicable. The Plan permits the Distributor to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also contemplates that the Distributor may be compensated for its activities in connection with: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. The Plan and the Distribution Agreement contemplate that the Distributor may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or DIFSC, as well as other parties also may provide services to shareholders through telephonic means and written communications. The Distributor may pay other broker-dealers a portion of the fees it receives under the Plan as well as other compensation in connection with the distribution of Fund shares.

For the fiscal year ended March 31, 2022, the Funds paid (or accrued) the following amounts as distribution fees and service fees for each of the noted Funds:

Fund	Class A2	Class C3	Class R	Class Y1
Delaware Ivy Asset Strategy Fund	$4,061,693	$1,242,124	$136,479	$269,052
Delaware Ivy Balanced Fund	$3,880,515	$1,561,338	$57,464	$38,917
Delaware Ivy Core Equity Fund	$9,029,319	$323,355	$1,340	$57,907
Delaware Ivy Systematic Emerging Markets Equity Fund	$840,470	$515,316	$48,650	$95,795
Delaware Climate Solutions Fund	$5,169	$71,721	$131,842	$20,474
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	$654,743	$62,098	$1,637	$4,826
Delaware Ivy Global Growth Fund	$1,350,823	$47,283	$4,658	$6,249
Delaware Ivy International Core Equity Fund	$767,003	$557,879	$273,747	$203,398
Delaware Ivy Large Cap Growth Fund	$7,552,014	$717,754	$68,877	$85,765
Delaware Ivy Mid Cap Growth Fund	$6,271,902	$1,595,593	$442,984	$903,805
Delaware Ivy Mid Cap Income Opportunities Fund	$499,090	$277,534	$5,877	$89,743
Delaware Ivy Science and Technology Fund	$14,258,344	$3,500,168	$713,495	$1,080,885
Delaware Ivy Smid Cap Core Fund	$423,371	$200,263	$123,154	$21,840
Delaware Ivy Small Cap Growth Fund	$3,087,607	$454,282	$327,349	$316,044
Delaware Ivy Value Fund	$982,438	$3,391	$258	$272

1	Delaware Ivy Core Equity Fund Class Y shares would have paid $70,900 in distribution and service fees without a waiver in place impacting this Fund.
2

Delaware Ivy Emerging Markets Equity Fund Class A shares would have paid 869,636 in distribution and service fees without a waiver in place impacting this Fund. Delaware Climate Solutions Fund Class A shares would have paid $192,792 in distribution and service fees without a waiver in place impacting this Fund. Delaware Global Value Equity Fund Class A shares would have paid $745,362 in distribution and service fees without a waiver in place impacting this Fund. Delaware Ivy Value Fund Class A shares would have paid $983,292 in distribution and service fees without a waiver in place impacting this Fund. Delaware Ivy International Core Equity Fund Class A shares would have paid $944,580 in distribution and service fees without a waiver in place impacting this Fund.

 IVYSAI 7/22

57

Investment Manager and Other Service Providers

3

Delaware Emerging Markets Equity Fund Class C Shares would have paid $517,663 in distribution and service fees without a waiver in place impacting this Fund. Delaware Climate Solutions Fund Class C shares would have paid $95,911 in distribution and service fees without a waiver in place impacting this Fund. Delaware Ivy International Core Equity Fund Class C shares would have paid $592,730 in distribution and service fees without a waiver in place impacting this Fund. Delaware Small Cap Growth Fund Class C shares would have paid $489,137 in distribution and service fees without a waiver in place impacting this Fund.

The only Trustees or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who also are officers of either the Distributor or its affiliate(s). The Plan is anticipated to benefit the Fund and its shareholders of the affected class through the Distributor's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that its shareholders of a particular class may benefit to the extent that the Distributor's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder's share of Fund and class expenses. Increased Fund assets also may provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares also may reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plan will provide the Distributor with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.

To the extent that the Distributor incurs expenses for which compensation may be made under the Plan that relate to distribution and service activities also involving another Fund within the Delaware Funds, the Distributor typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

The Plan and the Underwriting Agreement were approved by the Board, including the Independent Trustees (who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan).

Among other things, the Plan provides that (1) the Distributor will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding voting securities of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust and Delaware Investments Fund Services Company, doing business as DIFSC, DIFSC (or one of its agents) performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and the handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. DIFSC is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Under the Shareholder Servicing Agreement with respect to Class A and Class C shares of a Fund, the Fund pays DIFSC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, DIFSC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels.

For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) DIFSC has agreed to reduce its per account fees charged to the Funds to $6.00 per account on an annualized basis and pays the third parties for performing such services. The Fund will reimburse DIFSC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

DIFSC (including any affiliate of DIFSC) pays unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests generally are held in an omnibus account. These payments range from an annual fee of $12.00 to $21.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. DIFSC pays the third parties for performing such services and the Fund will reimburse DIFSC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $18.00 per account or an annual fee of 0.20 of 1% that is based on average daily net assets.

With respect to Class I and Class Y shares, each Fund pays DIFSC an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R shares, each Fund pays DIFSC an amount payable on the first day of the month equal to 1/12 of 0.25 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R6 shares, each Fund pays DIFSC an amount payable on the first day of the month equal to 1/12 of 0.01 of 1% of the average daily net assets of the Class for the preceding month.

Fees paid to DIFSC under the Shareholder Servicing Agreement during the past three fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 were as follows:

 IVYSAI 7/22

58

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Asset Strategy Fund
Including waiver Excluding waiver	$1,242,690 $1,265,552	$2,045,394 $2,123,518	$2,291,333 $2,372,235
Delaware Ivy Balanced Fund
Including waiver Excluding waiver	$1,325,035 $1,331,326	$2,323,150 $2,327,375	$2,503,639 $2,506,888
Delaware Ivy Core Equity Fund
Including waiver Excluding waiver	$1,758,344 $1,800,884	$3,830,806 $3,900,165	$4,105,121 $4,181,327
Delaware Ivy Systematic Emerging Markets Equity Fund
Including waiver Excluding waiver	$922,305 $2,190,241	$961,766 $2,295,998	$716,377 $2,244,690
Delaware Climate Solutions Fund
Including waiver Excluding waiver	$77,701 $220,568	$43,322 $423,097	$85,319 $568,802
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)
Including waiver Excluding waiver	$316,754 $381,792	$697,817 $863,055	$945,895 $1,074,001
Delaware Ivy Global Growth Fund
Including waiver Excluding waiver	$652,541 $723,633	$1,058,834 $1,237,017	$1,140,747 $1,276,043
Delaware Ivy International Core Equity Fund
Including waiver Excluding waiver	$219,731 $2,286,576	$552,427 $3,154,929	$921,577 $5,090,991
Delaware Ivy Large Cap Growth Fund
Including waiver Excluding waiver	$601,420 $4,259,103	$1,771,953 $5,377,868	$2,593,487 $4,941,210
Delaware Ivy Mid Cap Growth Fund
Including waiver Excluding waiver	$549,981 $6,662,599	$2,101,865 $6,813,082	$2,204,286 $5,698,851
Delaware Ivy Mid Cap Income Opportunities Fund
Including waiver Excluding waiver	$43,819 $2,196,905	$184,036 $1,335,922	$173,400 $937,278
Delaware Ivy Science and Technology Fund
Including waiver Excluding waiver	$5,042,169 $5,276,969	$7,497,462 $7,784,572	$7,155,849 $7,363,820
Delaware Ivy Smid Cap Core Fund
Including waiver Excluding waiver	$74,681 $709,678	$282,219 $855,364	$317,608 $929,628
Delaware Ivy Small Cap Growth Fund
Including waiver Excluding waiver	$608,959 $2,076,234	$1,655,679 $3,182,339	$1,724,156 $3,259,729
Delaware Ivy Value Fund
Including waiver Excluding waiver	$1,378,629 $1,382,231	$1,455,466 $1,519,506	$1,354,259 $1,378,495

Where applicable, the amount shown “including” the waiver, in the table above, is the actual shareholder servicing fee paid with a shareholder servicing fee waiver in effect, whereas the amount shown “excluding” the waiver is the shareholder servicing fee that would have been paid by the Fund had the waiver not been in effect.

 IVYSAI 7/22

59

Investment Manager and Other Service Providers

The Funds also pay certain out-of-pocket expenses of DIFSC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by DIFSC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by the Manager or DIFSC. Out-of-pocket expenses of DIFSC paid during the past three fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 were as follows:

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Asset Strategy Fund
Including waiver Excluding waiver	$2,966,025 $2,980,564	$2,062,414 $2,075,373	$2,823,511 $2,832,047
Delaware Ivy Balanced Fund
Including waiver Excluding waiver	n/a $1,944,407	n/a $997,822	n/a $1,305,034
Delaware Ivy Core Equity Fund
Including waiver Excluding waiver	n/a $3,215,742	$1,005,289 $1,005,708	$1,299,893 $1,306,125
Delaware Ivy Systematic Emerging Markets Equity Fund
Including waiver Excluding waiver	$901,792 $903,518	n/a $490,797	n/a $753,146
Delaware Climate Solutions Fund
Including waiver Excluding waiver	$333,810 $440,258	$67,314 $159,435	$202,876 $259,279
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)
Including waiver Excluding waiver	$699,935 $707,817	$220,867 $221,925	$360,415 $361,591
Delaware Ivy Global Growth Fund
Including waiver Excluding waiver	n/a $809,044	n/a $293,146	n/a $380,725
Delaware Ivy International Core Equity Fund
Including waiver Excluding waiver	$1,057,994 $1,172,049	$489,488 $679,285	$974,348 $1,413,779
Delaware Ivy Large Cap Growth Fund
Including waiver Excluding waiver	$2,618,776 $2,623,220	n/a $1,416,478	n/a $1,302,315
Delaware Ivy Mid Cap Growth Fund
Including waiver Excluding waiver	$2,418,534 2,684,065	$1,114,684 $1,498,394	$1,273,814 $1,831,002
Delaware Ivy Mid Cap Income Opportunities Fund
Including waiver Excluding waiver	$(189,337) $384,406	$133,126 $268,953	$176,796 $286,369
Delaware Ivy Science and Technology Fund
Including waiver Excluding waiver	n/a $5,792,144	n/a $2,644,701	n/a $3,126,100
Delaware Ivy Smid Cap Core Fund
Including waiver Excluding waiver	$370,095 $408,542	$150,628 $223,492	$212,800 $329,291
Delaware Ivy Small Cap Growth Fund
Including waiver Excluding waiver	$1,916,278 $1,921,662	n/a $741,477	n/a $1,092,213
Delaware Ivy Value Fund

 IVYSAI 7/22

60

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Including waiver Excluding waiver	n/a $700,892	n/a $290,570	n/a $333,502

Where applicable, the amount shown “including” the waiver, in the table above, is the actual out-of-pocket expenses paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the out-of-pocket expenses that would have been paid by the Fund had the waiver not been in effect.

[Macquarie/Ivy: Update]

Accounting Services

Under the Accounting and Administrative Services Agreement entered into between the Trust and Delaware Investments Fund Services Company, doing business as DIFSC, DIFSC (or a sub-agent) provides the Funds with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting and Administrative Services Agreement, each Fund pays DIFSC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$958
$25 - $50 million	$1,925
$50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, each Fund pays DIFSC a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund's assets are at least $10 million.

Fees paid to DIFSC during the past three fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 for each of the Funds were as follows:

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Asset Strategy Fund	$259,680	$274,477	$274,761
Delaware Ivy Balanced Fund	$249,493	$271,702	$274,761
Delaware Ivy Core Equity Fund	$277,571	$274,487	$274,761
Delaware Ivy Systematic Emerging Markets Equity Fund	$276,506	$272,630	$278,473
Delaware Climate Solutions Fund	$93,701	$73,960	$102,559
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	$157,347	$170,207	$210,492
Delaware Ivy Global Growth Fund	$156,380	$245,195	$236,384
Delaware Ivy International Core Equity Fund	$222,257	$275,415	$278,473
Delaware Ivy Large Cap Growth Fund	$286,333	$274,646	$274,761
Delaware Ivy Mid Cap Growth Fund	$319,894	$274,487	$274,761
Delaware Ivy Mid Cap Income Opportunities Fund	$321,256	$232,586	$211,218
Delaware Ivy Science and Technology Fund	$318,922	$274,487	$274,761
Delaware Ivy Smid Cap Core Fund	$185,035	$174,819	$188,972
Delaware Ivy Small Cap Growth Fund	$309,701	$275,415	$278,473
Delaware Ivy Value Fund	$217,837	$266,854	$273,038

 IVYSAI 7/22

61

Investment Manager and Other Service Providers

Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, the Manager and DIFSC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. The Manager and its affiliates pay the Trustees and Trust officers who are affiliated with the Manager and its affiliates. The Funds pay the fees and expenses of the Independent Trustees.

Custodial and Auditing Services

The Funds' custodian is The Bank of New York Mellon (BNYM), and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Funds' cash and securities. Deloitte & Touche LLP, located at1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Funds' independent registered public accounting firm for its most recent fiscal year, audited the financial statements and financial highlights of each Fund. The Board has selected PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, to serve as the current independent registered public accounting firm for the Funds.

Securities Lending Agent

The Board has approved certain Funds' participation in a securities lending program, whereby a participating Fund lends certain of its portfolio securities to borrowers to receive additional income and increase the rate of return of its portfolio. BNYM serves as the securities lending agent for the program. As securities lending agent, BNYM is responsible for (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of a Fund with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities. The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Funds during the fiscal year ended March 31, 2022:

[Macquarie/Ivy: Update]

Securities Lending Activities	Delaware Ivy Asset Strategy Fund	Delaware Ivy Balanced Fund	Delaware Ivy Core Equity Fund	Delaware Ivy Systematic Emerging Markets Equity Fund
Gross income from securities lending activities	$51,488	$13,307	$1,986	$14,345
Securities lending income paid to BNYM for services as securities lending agent	$23,124	$1,858	$163	$14,636
Cash collateral management fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Administrative fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Indemnification fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Rebates paid to (received from) borrowers	($237,591)	($9,925)	($49)	($168,605)
Other fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	($214,467)	($8,067)	$114	($153,969)
Net income from securities lending activities	$265,955	$21,374	$1,872	$168,314

Securities Lending Activities	Delaware Climate Solutions Fund	Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	Delaware Ivy Global Growth Fund	Delaware Ivy International Core Equity Fund
Gross income from securities lending activities	$967	$43,587	$3,454	$182,223
Securities lending income paid to BNYM for services as securities lending agent	$2,075	$8,221	$2,476	$30,941
Cash collateral management fees not included in securities lending income paid to BNYM	$0	$0	$0	$0

 IVYSAI 7/22

62

Securities Lending Activities	Delaware Climate Solutions Fund	Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	Delaware Ivy Global Growth Fund	Delaware Ivy International Core Equity Fund
Administrative fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Indemnification fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Rebates paid to (received from) borrowers	($24,978)	($59,182)	($27,507)	($204,558)
Other fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	($22,903)	($50,961)	($25,031)	($173,617)
Net income from securities lending activities	$23,870	$94,548	$28,485	$355,840

Securities Lending Activities	Delaware Ivy Large Cap Growth Fund	Delaware Ivy Mid Cap Growth Fund	Delaware Ivy Mid Cap Income Opportunities Fund	Delaware Ivy Science and Technology Fund
Gross income from securities lending activities	$38,179	$37,875	$7,894	$59,314
Securities lending income paid to BNYM for services as securities lending agent	$3,060	$10,721	$637	$50,342
Cash collateral management fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Administrative fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Indemnification fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Rebates paid to (received from) borrowers	($76)	($96,178)	($71)	($570,000)
Other fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$2,984	($85,457)	$566	($519,658)
Net income from securities lending activities	$35,195	$123,332	$7,328	$578,972

Securities Lending Activities	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Value Fund
Gross income from securities lending activities	$6,039	$22,697	$22,469
Securities lending income paid to BNYM for services as securities lending agent	$2,323	$78,902	$11,963
Cash collateral management fees not included in securities lending income paid to BNYM	$0	$0	$0
Administrative fees not included in securities lending income paid to BNYM	$0	$0	$0
Indemnification fees not included in securities lending income paid to BNYM	$0	$0	$0
Rebates paid to (received from) borrowers	($23,014)	($963,620)	($127,076)
Other fees not included in securities lending income paid to BNYM	$0	$0	$0
Aggregate fees/compensation for securities lending activities	($20,691)	($884,718)	($115,113)
Net income from securities lending activities	$26,730	$907,415	$137,582

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

 IVYSAI 7/22

63

Portfolio Managers

[Macquarie/Ivy: Update]

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2022 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Christopher Adams Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 1 17	$10.2 billion $8.0 million $1.4 billion	0 0 0	$0 $0 $0
Brad Angermeier Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 6	$6.6 billion $0 $891.2 million	0 0 0	$0 $0 $0
Åsa Annerstedt Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 8 10	$1.9 billion $2.7 billion $2.9 billion	0 0 0	$0 $0 $0
Erik R. Becker Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 3	$5.3 billion $0 $385.1 million	0 0 0	$0 $0 $0
Nathan A. Brown Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 0 8	$9.5 billion $0 $1.5 billion	0 0 0	$0 $0 $0
F. Chace Brundige Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	6 0 2	$6.4 billion $0 $151.0 million	0 0 0	$0 $0 $0
Barry Gladstein Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 1	$355.0 million $0 $677.9 thousand	0 0 0	$0 $0 $0
Christopher Gowlland Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 0 4	$2.2 billion $0 $1.2 billion	0 0 0	$0 $0 $0
Samuel Halpert Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 0 2	$824.7 million $0 $2.0 million	0 0 0	$0 $0 $0
Bradley P. Halverson Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 6	$2.7 billion $0 $1.5 billion	0 0 0	$0 $0 $0
Jens Hansen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 8 10	$1.9 billion $2.7 billion $2.9 billion	0 0 0	$0 $0 $0

 IVYSAI 7/22

64

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Allan Saustrup Jensen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 8 10	$1.9 billion $2.7 billion $2.9 billion	0 0 0	$0 $0 $0
Charles John Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 0 1	$3.4 billion $0 $151.0 million	0 0 0	$0 $0 $0
Claus Juul Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 8 10	$1.9 billion $2.7 billion $2.9 billion	0 0 0	$0 $0 $0
Aditya Kapoor Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 0 1	$3.4 billion $0 $151.0 million	0 0 0	$0 $0 $0
Geoffrey King Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 0 0	$824.7 million $0 $0	0 0 0	$0 $0 $0
Brad Klapmeyer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 6	$6.6 billion $0 $893.8 million	0 0 0	$0 $0 $0
Barry Klein Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 0	$0 $0 $0	0 0 0	$0 $0 $0
Benjamin Leung Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	9 44 16	$4.6 billion $9.6 billion $21.5 billion	0 11 3	$0 $4.1 billion $474.6 million
Stefan Löwenthal Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	56 45 15	$19.0 billion $2.4 billion $1.6 billion	0 0 0	$0 $0 $0
Kenneth G. McQuade Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 9	$2.7 billion $0 $548.2 million	0 0 0	$0 $0 $0
Timothy J. Miller Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 9	$2.7 billion $0 $548.2 million	0 0 0	$0 $0 $0
Francis X. Morris Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 1 17	$10.2 billion $8.0 million $1.4 billion	0 0 0	$0 $0 $0

 IVYSAI 7/22

65

Portfolio Managers

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Michael S. Morris Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 1 17	$10.2 billion $8.0 million $1.4 billion	0 0 0	$0 $0 $0
Matthew T. Norris Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 2	$1.8 billion $0 $41.6 million	0 0 0	$0 $0 $0
Donald G. Padilla Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 1 17	$10.2 billion $8.0 million $1.4 billion	0 0 0	$0 $0 $0
Klaus Petersen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 8 10	$1.9 billion $2.7 billion $2.9 billion	0 0 0	$0 $0 $0
David E. Reidinger Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 1 17	$10.2 billion $8.0 million $1.4 billion	0 0 0	$0 $0 $0
Kimberly Scott Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 0 8	$9.5 billion $0 $1.5 billion	0 0 0	$0 $0 $0
Scot Thompson Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	9 44 16	$4.6 billion $9.6 billion $21.5 billion	0 11 3	$0 $4.1 billion $474.6 million
Bradley J. Warden Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 2	$8.8 billion $0 $5.1 million	0 0 0	$0 $0 $0
Jurgen Wurzer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	56 45 15	$19.0 billion $2.4 billion $1.6 billion	0 0 0	$0 $0 $0
Aaron D. Young Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	27 0 0	$9.4 billion $0 $0	0 0 0	$0 $0 $0
Gus C. Zinn Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 1	$8.8 billion $0 $3.8 million	0 0 0	$0 $0 $0

1	For two of these accounts, Mr. Beischel is responsible for only a portion of the assets managed.
2	For four of these accounts, Mr. Brundige is responsible for only a portion of the assets managed.
3	One of these accounts is a multi-manager account. The assets managed (in millions) amount represents the portion of the account managed by Mr. Nightingale.
4	One of these accounts is a multi-manager account. The assets managed (in millions) amount represents the portion of the account managed by Mr. Parker.
5	For four of these accounts, Mr. Surles is responsible for only a portion of the assets managed.

 IVYSAI 7/22

66

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Funds. Additionally, the management of multiple other funds or accounts and the Fund(s) may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager, MIMAK and MIMGL have adopted procedures designed to allocate investments fairly across multiple funds and accounts.

Some of the accounts managed by the portfolio managers as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager has an incentive to manage this account so as to enhance his or her performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager, MIMAK and MIMGL's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio's manager's compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — U.S. Core Equity (F. Morris, M. Morris, Adams, Padilla and Reidinger). Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share.  The pool is allotted based on subjective factors (50%) and objective factors (50%).  The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices.  Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — Global Natural Resources Equity (Halpert and King). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly Lipper, Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — International Value Equity/Quantitative Equity (Gowlland, Gladstein). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in February/March and takes effect from April 1 of that year. Aggregate staff profit share is linked to Macquarie Group's profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Compensation is not directly based on the pre or post tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation.

Bonus — Global Value Equity (Hansen, Petersen, Annerstedt, Jensen, Juul). Fixed remuneration is determined by the individual's skills, contribution to MGL's success and competitor analysis to attract and retain the highest caliber staff. Performance based remuneration is in the form of profit share which is discretionary in nature and truly variable. Performance-based profit share is allocated to Macquarie Group Limited (MGL) businesses and, in turn, to individuals based on performance. Performance is primarily assessed based on relative contribution to profits while taking into account capital usage and risk management. This results in businesses and individuals being motivated to increase earnings and to use shareholder funds efficiently, consistent with

 IVYSAI 7/22

67

Portfolio Managers

prudent risk-taking. The Global Value Equity team is a separate profit center within MGL, and they receive a portion of the profits generated by the Global Value Equity Business. Performance assessment and profit share split is a function of many aspects; these are listed below in decreasing order of significance:

•
Profitability of the funds managed. As revenue is generated from the management fees, profitability is a function of the assets under;

•
Performance of equity funds excess to benchmark and relative to peers over 1-, 3-, and 5- years;

•
Research quality and efficiency;

•
Product development initiative; and

•
Overall business unit profitability.

In addition, other qualitative measures are used in assessing individual performance, such as: how business is done, governance and compliance, long-term sustainability, people leadership, and adherence to MGL's goals and values. Staff are motivated to work co-operatively given that their profit share will reflect MGL's overall performance, the relative performance of their business and their individual contribution. MGL endorses profit share retention whereby a proportion is retained and notionally invested in underlying assets/funds the individual is responsible for to align employees' interests with those of the wider business.

Bonus — Ivy Equity Boutique (Angermeier, Becker, Brown, Brundige, Halverson, John, Kapoor, Klapmeyer, McQuade, Miller, Norris, Scott, Warden, Zinn). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the “bonus pool” for the products. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — MIMAK / Ivy (Lowenthal, Wurzer, Young). Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share.  Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — MIMGL (Leung, Thompson). Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share.  Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager's retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

[Macquarie/Ivy: Update]

Ownership of Securities

 IVYSAI 7/22

68

As of March 31, 2022, the portfolio managers beneficially owned shares of the Funds, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of any Fund. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of any Fund.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
Timothy Miller	Delaware Ivy Small Cap Growth Fund	$100,001 - $500,000
Bradley Warden	Delaware Ivy Science and Technology Fund	$500,001 - $1 million
Kenneth McQuade	Delaware Ivy Small Cap Growth Fund	Over $1 million
Chace Brundige	Delaware Ivy Asset Strategy Fund	Over $1 million
Eric Becker	Delaware Ivy Core Equity Fund	Over $1 million

1	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
2	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Trading Practices and Brokerage

MIMBT selects brokers, dealers, and banks to execute transactions for the purchase or sale of equity securities based upon a judgment of their professional capability to provide the service. The primary consideration is to seek brokers or dealers that provide “best execution.” A determination of “best execution” encompasses many factors, including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account in the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

One of the duties undertaken by the Manager pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund. For Delaware Ivy VIP Securian Real Estate Securities, the Manager has delegated this duty primarily to the Portfolio's subadviser.

With respect to most Funds with fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions primarily are paid for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained.

Since certain clients have similar investment objectives and programs, MIMBT generally will place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if it is believed that joint execution is in the best interest of each participant, will result in best execution and not systematically advantage or custody any single client or group of clients over time. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions at different prices, each account participating in the order will be allocated an average price obtained from the executing broker. To ensure the equitable distribution of investment opportunities among clients of the firm, MIMBT has adopted written trade allocation guidelines for its trading desks. Although the joint execution of orders and/or other allocation of orders could, in some cases, adversely affect the price or volume of the security that a particular account obtains, it is the opinion of MIMBT that the advantages of combined orders and/or other allocation outweigh the possible disadvantages of separate transactions.

For a partially filled IPO order, subject to certain variances specified in the written procedures, the Manager generally allocates the shares pro rata among the included funds and/or advisory accounts based on the total assets of each account, subject to adjustments for de minimis allocations and round lots. Funds/accounts with investment strategies and policies that make an IPO more appropriate for those accounts may receive greater allocations compared to accounts for which the IPO is less suitable. An amount otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate the account's cash availability, position limitations and investment restrictions. In such cases, the shares that would otherwise have been allocated to such accounts shall be reallocated to the remaining accounts in accordance with the written procedures. In all cases, the Manager seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its portfolios/funds and other advisory accounts.

Similarly, to the extent permitted by applicable law, a Fund's sub-advisor may aggregate the securities to be sold or purchased for the Fund with those of other accounts managed by the sub-advisor. The sub-advisor is obligated to allocate any securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it believes to be the most equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

 IVYSAI 7/22

69

Trading Practices and Brokerage

Fund sub-advisors are required to effect derivative transactions using derivatives documentation executed by the Manager (e.g., ISDA Master Agreements and corresponding documents). A Fund's sub-advisor is not authorized to trade derivative instruments under any other derivatives documentation.

To effect the portfolio transactions of a Fund, the Manager is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services directly or through others (research and brokerage services) considered by the Manager to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which the Manager has investment discretion.

In order to pay for some of the investment research that is obtained from third-party sources, MIMBT employs the use of soft dollars. Soft dollars are an arrangement in which a portion of each commission is used to pay for eligible services or research in addition to trade execution. MIMBT utilizes commission sharing agreements (CSAs) to facilitate the payments to research providers. With a CSA, one combined commission rate is paid to an executing broker. A portion of the client commission is directed to the broker for its execution services while the other portion is a separately identified charge that is paid to a pool of “credits” and is used to obtain research products or services for the benefit of MIMBT's investment decision making process. After accumulating credits within the pool, MIMBT will subsequently direct that those credits be used to pay certain parties in return for eligible research products or services.

The types of research and services received by MIMBT may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities. In addition, the research or services received may include analyses and reports concerning issuers, securities, or industries; information on economic factors and trends; assistance in determining portfolio strategy; providing execution and clearance services and analysis information; and providing portfolio performance evaluation and technical market analysis. MIMBT generally uses these services, and other research services, in connection with its investment decision-making process with respect to one or more funds and accounts, rather than using them exclusively with respect to the fund or account generating the brokerage business.

MIMBT, from time to time, causes higher commissions to be paid to brokers and dealers who provide brokerage and research services than would be payable to another broker or dealer. However, as provided in the Securities Exchange Act of 1934 and the investment management agreements with MIMBT's various clients, these higher commissions must always be deemed reasonable in relation to the value of the brokerage and research services received. Additionally, if MIMBT receives a benefit that includes both brokerage and research services used by MIMBT in connection with its investment decision-making process and services used in connection with administrative or other functions not related to the investment decision-making process, MIMBT will make a good faith allocation of brokerage commissions for the brokerage and research services and will pay out of its own resources for services used in connection with administrative or other functions not related to its investment decision-making process. Such allocations are made, to the extent possible, based on some objective unit of measurement such as percentage of time used, number and responsibilities of users, transaction type, or some other unit of measure. At times, consistent with applicable law, MIMBT receives research from a third party. Such third parties may also provide consulting services to clients regarding a variety of other financial services, such as investment management services or refer clients or potential clients to MIMBT. Clients should be aware that these activities have the potential to cause a conflict of interest. The Manager does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits the Manager from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Manager and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by the Manager.

Such investment research (which may be supplied by a third party) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of the Manager; serves to make available additional views for consideration and comparisons; and enables the Manager to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

The following table sets forth the brokerage commissions paid by each of the Funds during the past three fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020. These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

[Macquarie/Ivy: Update]

During the last three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Funds were as follows:

	2022	2021	2020
Delaware Ivy Asset Strategy Fund	$1,097,226	$777,812	$1,549,788
Delaware Ivy Balanced Fund	$507,188	342,730	693,890
Delaware Ivy Core Equity Fund	$712,527	1,207,214	1,773,835

 IVYSAI 7/22

70

	2022	2021	2020
Delaware Ivy Systematic Emerging Markets Equity Fund	$2,077,518	1,703,565	1,737,070
Delaware Climate Solutions Fund	$360,936	123,712	268,001
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	$1,165,769	392,362	496,045
Delaware Ivy Global Growth Fund	$547,570	330,779	280,642
Delaware Ivy International Core Equity Fund	$3,704,153	3,821,030	5,605,731
Delaware Ivy Large Cap Growth Fund	$252,030	412,055	748,965
Delaware Ivy Mid Cap Growth Fund	$1,291,688	1,660,341	1,057,409
Delaware Ivy Mid Cap Income Opportunities Fund	$232,738	375,319	223,830
Delaware Ivy Science and Technology Fund	$3,334,200	1,017,395	1,854,890
Delaware Ivy Smid Cap Core Fund	$646,950	1,078,278	990,249
Delaware Ivy Small Cap Growth Fund	$1,207,032	1,516,762	1,081,459
Delaware Ivy Value Fund	$674,777	856,367	802,066

The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2022 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

[Macquarie/Ivy: Update]

	Amount of Transactions	Brokerage Commissions
Delaware Ivy Asset Strategy Fund	$[____]	$[____]
Delaware Ivy Balanced Fund	$[____]	$[____]
Delaware Ivy Core Equity Fund	$[____]	$[____]
Delaware Ivy Systematic Emerging Markets Equity Fund	$[____]	$[____]
Delaware Climate Solutions Fund	$[____]	$[____]
Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)	$[____]	$[____]
Delaware Ivy Global Growth Fund	$[____]	$[____]
Delaware Ivy International Core Equity Fund	$[____]	$[____]
Delaware Ivy Large Cap Growth Fund	$[____]	$[____]
Delaware Ivy Mid Cap Growth Fund	$[____]	$[____]
Delaware Ivy Mid Cap Income Opportunities Fund	$[____]	$[____]
Delaware Ivy Science and Technology Fund	$[____]	$[____]
Delaware Ivy Smid Cap Core Fund	$[____]	$[____]
Delaware Ivy Small Cap Growth Fund	$[____]	$[____]
Delaware Ivy Value Fund	$[____]	$[____]

As of March 31, 2022, the Funds held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents:

[Macquarie/Ivy: Update]

Fund	Name of Broker/Dealer	Market Value of Aggregate Holdings
Delaware Ivy Asset Strategy Fund	CITIGROUP GLOBAL MARKETS INC.	$13,672
	J.P. MORGAN SECURITIES LLC	$5,517
	BOFA SECURITIES, INC.	$13,415
	MORGAN STANLEY & CO. LLC	$15,290
	GOLDMAN SACHS & CO. LLC	$16,123

 IVYSAI 7/22

71

Trading Practices and Brokerage

Fund	Name of Broker/Dealer	Market Value of Aggregate Holdings
Delaware Ivy Balanced Fund	J.P. MORGAN SECURITIES LLC	$12,600
	MORGAN STANLEY & CO. LLC	$995
	MORGAN STANLEY & CO. LLC	$19,139
	UBS SECURITIES LLC	$303
	CITIGROUP GLOBAL MARKETS INC.	$7,591
	GOLDMAN SACHS & CO. LLC	$5,931
Delaware Ivy Core Equity Fund	MORGAN STANLEY & CO. LLC	$56,261
Delaware Ivy Global Growth Fund	MORGAN STANLEY & CO. LLC	$9,998
	GOLDMAN SACHS & CO. LLC	$4,222
Delaware Ivy Smid Cap Core Fund	RAYMOND JAMES & ASSOCIATES, INC.	$4,864

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Funds have the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Sales Charges for Class A Shares

The Distributor reallows to broker-dealers a portion of the sales charge paid for purchases of Class A shares as described below and in the Prospectus. A major portion of the sales charge for Class A shares and the CDSC for Class C shares and for certain Class A shares are paid to financial advisors and registered representatives of third-party broker-dealers. The Distributor may compensate financial advisors for purchases with no associated front-end sales charge or CDSC.

For all Funds:

The Distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:

•
1.00% - Sales of $1 million to less than $5 million

•
0.50% - Sales of $5 million to less than $25 million

•
0.25% - Sales of $25 million or more

On each purchase of the Class A shares of the Funds offered at the then public offering price, including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund's then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A Shares).

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust's registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of the Funds' Institutional Classes may not vote on any matter that affects the Retail Classes' distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes' Rule 12b-1 Plans that relate to the Class of shares that they hold. However, a Fund's Class C shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to its Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes' Rule 12b-1 Plans will be allocated solely to those classes.

 IVYSAI 7/22

72

On June 10, 2022, the Class E shares of the Fund were liquidated.

Noncumulative Voting

The Trust's shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

The Shares of the Funds

The shares of each of the Funds represent an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

Each Fund currently offers six classes of its shares: Class A, Class C, Class I, Class R6, Class R and Class Y.

Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC.

Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund. Conversions of Class C shares into Class A shares will generally occur monthly during the calendar year, on the 18th day or next business day of each month (each, a “Conversion Date”). If the eighth anniversary after a purchase of Class C shares falls on a Conversion Date, an investor's Class C shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class C shares will be converted on the next Conversion Date after such anniversary.

The automatic conversion of Class C to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through a reinvestment of dividends will convert to Class A shares of the Fund pro rata with Class C shares of that Fund not acquired through dividend reinvestment. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, a Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, a Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary's conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Each Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights, except that due to the differing expenses borne by the classes, dividends and liquidation proceeds of Class C shares are expected to be lower than for Class A shares of a Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.

The Board of the Fund has approved a reverse stock split of ten to one (10:1) of the issued and outstanding Class C shares of the Fund (the “Reverse Stock Split”). It is currently anticipated that the Reverse Stock Split will be completed during September 2022.

As a result of the Reverse Stock Split, for each Class C share of the Fund a shareholder currently holds, the shareholder will receive a proportional number of shares of the same class of the Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in Class C shares of the Fund will be unchanged and each shareholder will continue to own the same percentage (by value) of the Fund immediately following the Reverse Stock Split as the shareholder did immediately prior to the Reverse Stock Split. The Reverse Stock Split will not be a taxable event, nor does it have an impact on the Fund's holdings or performance. No changes are contemplated at this time for the other share classes offered by the Fund.

The Class C shares of the Fund impacted by the Reverse Stock Split will be offered, sold and redeemed on a Reverse Stock Split-adjusted basis beginning on the first business day following the Reverse Stock Split. A shareholder's next account statement after the Reverse Stock Split is completed will reflect the Reverse Stock Split.

 IVYSAI 7/22

73

Purchasing Shares

The Fund is implementing the Reverse Stock Split in order to bring the NAV per share of the Class C shares of the Fund into better alignment with the NAV per share of the Fund's other share classes and reduce the variances between these NAVs that currently exist. This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAV across all share classes of the Fund.

•
C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•
Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Conversion may occur as late as one month after the eighth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund's SAI for more details on this automatic conversion feature.

•
You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.

•
Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class R, Institutional Class, and Class R6 shares.

•
Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges—Class C

CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust.

Purchase, Redemption and Pricing of Shares

Purchase of Shares

General Information

Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in a Fund's best interest. The minimum initial investment generally is $1,000 for Class A shares and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Fund, the Manager, or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Class R, Class R6, and Class I shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

 IVYSAI 7/22

74

You may purchase only up to $1 million of Class C shares of each Fund at one time. Orders that exceed $1 million or more will be rejected. See “Investment Plans” below for purchase limitations applicable to retirement accounts. An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

Financial intermediaries are responsible for transmitting orders promptly. Each Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Fund. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

Each Fund also reserves the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, each Fund reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary's policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Reduced Sales Charges (Applicable to Class A shares only)

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Funds will no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Funds and of any class of any of the other Delaware Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor's obligation under a letter of intent, Class C shares of the Funds and the corresponding classes of shares of other Delaware Funds that offer such shares may be aggregated with Class A shares of the Funds. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC). Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

•
an individual

•
an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•
a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

 IVYSAI 7/22

75

Purchasing Shares

•
trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Funds know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Group Investment Plans: Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Profit Sharing, Pension, and 401(k) Defined Contribution Plans) that are not eligible to purchase shares of Class I may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Prospectus, based on total plan assets. If a company has more than one plan investing in Delaware Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Funds at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement Delaware Funds investment accounts if they so notify the Fund or financial intermediary in which they are investing in connection with each purchase. See “Retirement Plans for the Retail Classes” under “Investment Plans” below for information about retirement plans. This feature is dependent on your financial intermediary's right of accumulation policies.

The Limited CDSC may be generally applicable to any redemptions of NAV purchases made on behalf of a group investment plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Fund.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC).

If, for example for an equity fund, any such purchaser has previously purchased and still holds Class A shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of a Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. If, for example, any such purchaser has previously purchased and still holds Class A shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $90,000 and subsequently purchases $10,000 at offering price of additional Class A shares of a Fund, the charge applicable to the $10,000 purchase would currently be 3.50% for a taxable income fund and a tax-free municipal fund and 2.00% for an intermediate, limited term fund and an tax-free intermediate municipal fund.

For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectus to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

Right of Reinvestment Privilege: Holders of Class A shares of the Funds (and of the Class I shares of the Funds holding shares that were acquired through an exchange from one of the other Delaware Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other Delaware Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in Delaware Funds offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class C shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Effective July 1, 2021, up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information.

Large Purchases

 IVYSAI 7/22

76

Reduced sales charges apply to large purchases of the Class A shares of any of the funds within the Delaware Funds or InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A shares in any of the funds within the Delaware Funds and/or a purchase or holding of shares of InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge.

Net Asset Value Purchases of Class A Shares

Class A shares of a Fund may be purchased at NAV by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Delaware Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the Distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of the predecessor parent company, and (for Class A shares only) former participants in the predecessor parent company 401(k) and Thrift Plan and/or the predecessor parent company Retirement Income Plan who are investing the distribution of plan assets into an IRA through the predecessor parent company. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A shares at NAV into new accounts that are established after October 31, 2019.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by the Distributor or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Class A shares. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

Trustees, officers, directors or employees of Minnesota Life Insurance Company (Minnesota Life) or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each may purchase Class A shares at NAV, including purchases into certain retirement plans and certain trusts for these individuals.

Clients of those financial intermediaries that have entered into an agreement with the Distributor and that have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients) may purchase Class A shares at NAV.

Sales representatives, and their immediate family members (spouse, children, parents, children's spouses and spouse's parents) associated with unaffiliated third party broker-dealers with which the Distributor has entered into selling agreements may purchase Class A shares at NAV.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class E shares may be made at NAV for InvestEd 529 Plan accounts by participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deductions.

Individuals (other than those individuals whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Class Y shares may purchase Class A shares at NAV.

Employees, and their immediate family members (spouse, children, parents, children's spouses and spouse's parents) associated with unaffiliated registered investment advisers with which the Manager has entered into sub-advisory agreements may purchase Class A shares at NAV.

Individuals in a multi-participant employee benefit plan described in Sections 401(a), 403(b), or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless the Distributor has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver, may purchase Class A shares at NAV.

Individuals investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers may purchase Class A shares at NAV.

Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a), other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974 may purchase Class A shares at NAV, provided that such plan is assigned to the predecessor parent company as the broker-dealer of record at the time of transfer or rollover.

Purchases of Class A shares by individuals (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Delaware Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b), or 457(b) of the Code, and IRAs under Section 408 of the Code may be made at NAV, provided such reinvestment is made within 90 calendar days of receipt of the required minimum distribution.

Individuals (other than individuals whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Transaction Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.

 IVYSAI 7/22

77

Purchasing Shares

Individuals investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by the predecessor parent company may purchase Class A shares at NAV.

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund are not charged a sales load and are purchased at NAV.

For purposes of determining eligibility for sales at NAV, an individual's legally-recognized domestic partner who has the same address may be treated as his or her spouse. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” for a description of the dealer commission that is paid.

Sales Charge Waivers for Certain Transactions

Effective July 1, 2021, Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify your financial intermediary in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

•
Exchange of Class A shares of another fund within the Delaware Funds or shares of any portfolio within the InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

•
Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

•
Reinvestment of the proceeds up to 90 days after you redeem shares under certain circumstances. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Depending on the financial intermediary holding your account, your reinvestment privileges may differ from those described in this prospectus. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges also may be used for certain short-term promotional activities by the Distributor. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders

 IVYSAI 7/22

78

adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

 IVYSAI 7/22

79

Investment Plans

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder's account on that date.

Reinvestment of Dividends in other Delaware Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Funds, in states where their shares may be sold. However, if you received shares as the result of a transaction involving a predecessor fund, you may not be able to reinvest your dividends at the current time. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends and/or distributions from other Delaware Funds may be invested in shares of the Funds, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Class C shares may only be directed to other Class C shares, dividends from Class I shares may only be directed to other Class I shares, dividends from Class R shares may only be directed to other Class R shares, and dividends from Class R6 shares may only be directed to other Class R6 shares.

Compensation to Financial Intermediaries — Dividend and Capital Gains

Dividends and capital gains on Class C shares may be reinvested at NAV, however the Distributor will not compensate the financial intermediaries on the shares resulting from the dividends or capital gains at the time of reinvestment. Shares resulting from dividends and capital gains must age 12 months following the reinvestment date, and Rule 12b-1 Plan fees will be paid to the financial intermediary in the 13th month following the reinvestment date.

Investing by Exchange

If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Funds. If you received shares as the result of a transaction involving a predecessor fund, you may not be able to exchange shares of the predecessor fund into other Delaware Funds at the current time. See “Redemption and Exchange—Limitations on Exchange”. If you wish to open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds' Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Funds' transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder's bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Funds' transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

 IVYSAI 7/22

80

Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Funds will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option

Shareholders can use the systematic exchange option to invest in the Funds through regular liquidations of shares in their accounts in other Delaware Funds, subject to certain limitations. See “Redemption and Exchange—Limitations on Exchange”. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund, unless you received shares as the result of a transaction involving a predecessor fund, in which case there will be no minimum) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

Retirement Plans for the Retail Classes

An investment in the Funds may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. In addition, the Funds may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial intermediary. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

The CDSC may be waived on certain redemptions of Class C shares. See the Prospectus for a list of the instances in which the CDSC is waived.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by the Custodian, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Class I shares or Class R6 shares. For additional information, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

 IVYSAI 7/22

81

Determining Offering Price and Net Asset Value

Determination of Offering Price

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Funds' other share classes are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Financial intermediaries are responsible for transmitting orders promptly.

Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day's NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Funds' next Business Day.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund's total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, CMBS, and US government agency MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. A Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

Each Class of a Fund will bear a pro rata portion of the common expenses of the Fund. Each class of a Fund will record a pro rata portion of income earned by the Fund. The pro rata calculation will be based on each class's percentage of net assets in the Fund. The Institutional share classes will not incur any of the expenses under the Trust's Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans, and Class R6 shares will not incur any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to any broker, dealer, or other financial intermediaries. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

The SEC recently adopted the new Rule 2a-5 under the 1940 Act, which will establish an updated regulatory framework for registered investment company valuation practices and may impact a Fund's valuation policies following the effective compliance date in September 2022.

 IVYSAI 7/22

82

Redemption and Exchange

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of the Delaware Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Delaware Funds by Macquarie Service Center at 800 523-1918. The Funds may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

Orders for the repurchase of Fund shares that are submitted to the Delaware Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Delaware Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Funds or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Funds will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Funds or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practical, or it is not reasonably practical for the Funds to fairly value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of each Fund's investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge — Class C shares” under “Purchasing Shares” above and in the Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Retail Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be

 IVYSAI 7/22

83

Redemption and Exchange

subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class C shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this SAI. In an exchange of Class C shares, a Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class C shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class C shares for a longer period of time than if the investment in New Shares were made directly.

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. Class C shares acquired by exchange will continue to carry the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class C shares acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion to Class A shares of a fund. Holders of Class R shares of the Funds are permitted to exchange all or part of their Class R shares only for Class R shares of other Delaware Funds or, if Class R shares are not available for a particular fund, for the Class A shares of such fund. To open an account by exchange, call your financial intermediary or the Delaware Funds by Macquarie Service Center at 800 523-1918.

Permissible exchanges into Class A shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C shares will be made without the imposition of a CDSC by the Delaware Fund from which the exchange is being made at the time of the exchange.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds will consider anyone who follows a pattern deemed market timing in any Delaware Fund to be a market timer. Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Funds' Prospectus for more information on their market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

You can write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A or Class I shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.

Written Exchange

You may also write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephonic Redemption and Exchange

To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A or Class I shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

 IVYSAI 7/22

84

The Funds and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by a Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Delaware Fund into which your shares are being exchanged.

Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your Medallion Signature Guarantee. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the Delaware Funds by Macquarie Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your financial intermediary can exchange your shares into other Delaware Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Funds, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the Delaware Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Funds must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Funds or is investing in Delaware Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a

 IVYSAI 7/22

85

Redemption and Exchange

dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

 IVYSAI 7/22

86

Distributions and Taxes

Taxes

General

Each Fund is treated as a separate corporation for federal tax purposes. Each Fund has elected and qualified since its inception for treatment as a registered investment company (RIC) under the Code, and each intends to continue to qualify for that treatment so that it is relieved of federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year, plus, in the case of each Municipal Fund, its net interest income excludable from gross income under Section 103(a) of the Code (Distribution Requirement) and must meet several additional requirements. For each Fund, these requirements include the following:

•
the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts, or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

•
at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than US government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

The gains that a Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund's investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by a Fund in precious metals, structured notes linked to precious metals or options or futures contracts on precious metals made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. (Also see Delaware Ivy Asset Strategy Fund and Delaware Ivy Systematic Emerging Markets Equity Fund - Investment in a Subsidiary below.) Each Fund that invests in such metals, notes, options or futures contracts intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

A Fund will be able to cure a failure to satisfy any of the Income and RIC Diversification Requirements under the RIC Modernization Act of 2010 (the Modernization Provisions) as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

A Fund may invest in one or more wholly-owned foreign or domestic subsidiaries as special purpose entities to hold certain investments that, if held directly by the Fund, might not generate Qualifying Income. Any such domestic special purpose entity likely would be subject to federal income tax, resulting in a reduced after-tax yield on the investment return of the assets held by it, as compared with a direct investment by the Fund in such assets. Moreover, income and gains generated by a Fund's foreign wholly-owned subsidiary would be treated as constructively earned by the Fund each taxable year, thus resulting in the Fund's having to make larger taxable distributions to its shareholders attributable to that income. See Delaware Ivy Asset Strategy Fund and Delaware Ivy Systematic Emerging Markets Equity Fund - Investment in a Subsidiary below.

If any Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for federal tax purposes, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain and, for each Municipal Fund, distributions that otherwise would be “exempt-interest dividends” as described below, as taxable dividends to the extent of the Fund's earnings and profits, taxable as ordinary income, except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to federal income tax at the rates for net capital gain - a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually); and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

 IVYSAI 7/22

87

Distributions and Taxes

Dividends and other distributions a Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

Each Fund will be subject to a nondeductible 4% federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

When a Fund engages in securities lending, while securities are loaned out by such Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass- through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Delaware Ivy Asset Strategy Fund and Delaware Ivy Emerging Markets Equity Fund - Investment in a Subsidiary

Each of Delaware Ivy Asset Strategy Fund and Delaware Ivy Systematic Emerging Markets Equity Fund (each referred to in this sub-section as a “Fund”) has invested, and may from time to time continue to invest, part of its assets (but not more than 25% of the value of its total assets as of the end of any quarter of its taxable year) in its Subsidiary, which is classified as a corporation for federal tax purposes. A foreign corporation, such as a Subsidiary, generally is not subject to federal income taxation except for income that is effectively connected with its conduct of a trade or business within the United States. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (Safe Harbor) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities, or commodities, may engage in the following activities without being deemed to be engaged in a US trade or business: trading for its own account in (1) stocks or securities (including contracts to buy or sell securities) and (2) commodities that are “of a kind customarily dealt in on an organized commodity exchange and if the transaction is of a kind customarily consummated at such place.” Thus, each Subsidiary's commodities and securities trading activities, if any, should not constitute engaging in a US trade or business. However, if certain of a Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if a Subsidiary's gains were attributable to investments in securities that constitute US real property interests (which is not expected), then the activities of the Subsidiary may be considered to constitute engaging in a US trade or business.

A US person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of voting stock of a foreign corporation is a “United States shareholder” for purposes of the controlled foreign corporation (CFC) provisions of the Code (commonly referred to as “subpart F”). A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by United States shareholders. Because a Fund owns all the stock in its Subsidiary, the Fund is a United States shareholder thereof and its Subsidiary is a CFC. As a United States shareholder, each Fund is required to include in its gross income for federal income tax purposes for each taxable year the Subsidiary's “subpart F income” (defined, in part, below), for the Subsidiary's taxable year that ends with or within the Fund's taxable year, whether or not such income is distributed by the Subsidiary. It is expected that all of a Subsidiary's income will be subpart F income. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of securities, net gains from transactions (including futures, forward contracts and similar transactions) in any commodities (with certain exceptions), certain foreign currency gains, receipts with respect to securities loans, and net payments received with respect to futures contracts. A Fund's inclusion in its gross income of its respective Subsidiary's subpart F income will increase the Fund's tax basis in its stock in the Subsidiary by the amount of that included income. Distributions by a Subsidiary to its Fund-shareholder will be tax-free to the extent of its previously undistributed subpart F income and, correspondingly, will reduce the Fund's tax basis in the Subsidiary's stock. Subpart F income generally is treated as ordinary income, regardless of the character of a Subsidiary's underlying income.

As noted above, to continue to qualify as a RIC, a Fund must derive at least 90% of its gross income each taxable year from Qualifying Income. Each Fund has received, and is relying on, an opinion of counsel, which is not binding on the IRS or the courts, that income the Fund receives from the Subsidiary should constitute Qualifying Income. However, if the IRS were to determine that a Fund's income from the Subsidiary was not considered Qualifying Income, and that determination was upheld by the courts, then the Fund - despite the opinion of counsel - might be unable to qualify as a RIC. In addition, it is possible that future tax legislation, regulations and/or further guidance issued by the IRS may affect the character, timing, and/or amount of a Fund's taxable income or capital gains and distributions it makes, which in turn may adversely affect the Fund and its shareholders. Applicable income tax regulations confirm that such income will be treated as Qualifying Income if the Fund receives a distribution out of the Subsidiary's earnings and profits, which is the practice the Subsidiaries and the Funds follow.

Such regulations also permit the Fund to treat deemed inclusions of “Subpart F” income from the Subsidiary (which includes passive income such as income from commodity-linked derivatives) as Qualifying Income, even if the Subsidiary does not make a distribution of such income. Consequently, despite the current practice of the Fund and the Subsidiary making distributions out of the Subsidiary's earnings and profits, the Fund and the Subsidiary reserve the

 IVYSAI 7/22

88

right to change such practice and rely on deemed inclusions of “Subpart F” income from the Subsidiary being treated as Qualifying Income to the Fund, consistent with applicable income tax regulations. There can be no assurance that there will not be changes in federal tax or other law that might adversely affect a Fund's investment in a Subsidiary.

Accordingly, the extent to which a Fund directly invests in commodities or commodity-linked derivatives may be limited by the requirements to maintain its status as a RIC. If a Fund does not appropriately limit such investments, or if such investments (or the income earned on such investments) were to be recharacterized for US tax purposes, the Fund could fail to qualify as a RIC for one or more taxable years. If a Fund failed to so qualify for any taxable year but was eligible to and did cure the failure pursuant to the Modernization Provisions, it would incur potentially significant federal income tax expense. If, on the other hand, a Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate income tax rate, with the consequence that its income available for distribution to shareholders would be reduced.

Investments in Partnerships and QPTPs

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income. All of the net income derived by a fund from an interest in a QPTP will be treated as Qualifying Income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for US federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for US federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs generally are expected to be treated as partnerships for US federal income tax purposes, some MLPs may be treated as passive foreign investment companies or “regular” corporations for US federal income tax purposes. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and US possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Subject to its investment policies and restrictions, a Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.

Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, a Fund might make a “qualified electing fund” (QEF) or “marked-to-market” election. If a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

 IVYSAI 7/22

89

Distributions and Taxes

A Fund may elect to mark-to-market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

Each Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gains or losses. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies (see the discussion under General above regarding options and futures contracts on gold), will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any Financial Instrument to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax.

A Fund's need to satisfy the Income Requirement and the RIC Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement in particular, whether such a payment is, wholly or partially, ordinary income or capital gain will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the IRS. While each Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the IRS might not accept that treatment. If it did not, a Fund's status as a RIC might be affected. The Funds intend to monitor developments in this area.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which a Fund may invest will be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked to market (that is, treated as sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. A Fund may need to distribute any net marked-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income, and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain a Fund recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.

Under Code Section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors,

 IVYSAI 7/22

90

and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income, rather than affecting the amount of its net capital gain. (Note, however, that under certain circumstances, a Fund may make an election to treat foreign currency gain or loss on certain forward contracts, futures contracts and options as capital gain or loss). If a Fund's Section 988 losses (other than those to which such an election applies) exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures, or forward currency contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

The premium a Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security's basis.

Income from REITs

Subject to its investment policies and restrictions, a Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be “excess inclusion income.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income; however, those regulations have not yet been issued.

Under a 2006 Notice issued by the IRS, a portion of a Fund's income from a US REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a TMP will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, TMP directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax- exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income. However, no Fund will invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

 IVYSAI 7/22

91

Distributions and Taxes

Income from OID Securities

Subject to its investment policies and restrictions, a Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that accrues on them during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because a Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax, and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID), to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Convertible Securities

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Shareholder Tax Considerations

Dividends a Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that a Fund's dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the federal income tax rates for net capital gain - a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of a Fund's dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) - the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations - subject to similar restrictions.

Distributions to you of a Fund's net capital gain (net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs and other tax-exempt investors will be subject to federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or additional Fund shares.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

A shareholder's cost basis information will be provided on the redemption of any of the shareholder's shares, subject to certain exceptions for exempt recipients. The Funds will calculate the shareholder's cost basis using its default method, unless the shareholder instructs a Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short- term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations - which may occur for one or more Funds, the Fund will be eligible to, and may file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or US possessions

 IVYSAI 7/22

92

sources (“foreign-source income”) as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held that Fund's shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder's conduct of a US trade or business.

Income dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate) and US estate tax. Income from a Fund that is effectively connected with a US trade or business carried on by a foreign shareholder will subject ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Generally, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Funds reserve the right to not report interest- related dividends or short-term capital gain dividends. Additionally, the Funds' reporting of interest-related dividends or short- term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN-E (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN-E provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign tax.

Foreign shareholders may be subject to US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Funds from net long-term capital gains, exempt-interest dividends, interest-related dividends and short- term capital gain dividends, if such amounts are reported by the Funds. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to back-up withholding at a rate of 24%, if such shareholder fails to properly certify that he or she is not a US person.

Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. After December 31, 2018, FATCA withholding also would have been applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale or a redemption of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Funds may rely, such withholding no longer is required unless final regulations provide otherwise (which is not expected). As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts US persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, also certifies that (i) it has no substantial US persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be a Fund). The Treasury has negotiated intergovernmental

 IVYSAI 7/22

93

Distributions and Taxes

agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has US accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with US regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial US owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisor regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

The foregoing is an abbreviated summary of certain federal income tax considerations affecting each Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisor for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.

Performance Information

To obtain the Funds' most current performance information, please call 800 523-1918 or visit our website at delawarefunds.com.

Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

The Funds' Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm for the Trust, for the fiscal year ended March 31, 2021, are included in the Funds' Annual Reports to shareholders. The financial statement information for fiscal years ended prior to March 31, 2021 were audited by the Funds' prior independent registered public accounting firm. The financial statements and Financial Highlights, the notes relating thereto and the reports of PwC listed above are incorporated by reference from the Annual Reports into this SAI. PwC, which is located at 2001 Market Street, Philadelphia, PA 19103, was selected as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2022 and, in its capacity as such, will audit the annual financial statements contained in each Fund's Annual Report.

Principal Holders

[Macquarie/Ivy: Update]

As of July 1, 2022, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. Management does not have knowledge of beneficial owners.

Class	Name and Address of Account	Percentage
DELAWARE IVY ASSET STRATEGY FUND

 IVYSAI 7/22

94

Class	Name and Address of Account	Percentage
Class A	Charles Schwab & Co Inc San Francisco, CA
First Clearing, Llc St Louis, MO
Mlpf&S For The Sole Jacksonville, FL
Morgan Stanley Smith Barney New York, NY
National Financial Services Llc Jersey City, NJ
Class C	First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
National Financial Services Llc Jersey City, NJ
Raymond James St Petersburg, FL
Class I	First Clearing, Llc St Louis, MO
Ubs Financial Services Jersey City, NJ
Class R6	Charles Schwab & Co Inc San Francisco, CA
Nationwide Trustco Fsb Columbus, OH
Class R	Adp Access Qualified 401 K Plan Boston, MA
Hartford Life Insurance Co Windsor, CT
Massachusetts Mutual Life Springfield, MA
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL
Mid Atlantic Trust Company Fbo Pittsburgh, PA
Sammons Financial Network Llc Wdm, IA
Class Y	Charles Schwab & Co Inc San Francisco, CA
National Financial Services Llc Jersey City, NJ
Nationwide Trust Company Fsb Columbus, OH
Voya Institutional Trust Company Windsor, CT
DELAWARE IVY BALANCED FUND
Class A	Edward D Jones & Co Saint Louis, MO
Lpl Financial Services San Diego, CA

 IVYSAI 7/22

95

Principal Holders

Class	Name and Address of Account	Percentage
Class C	American Enterprise Investment Svc Minneapolis, MN
Charles Schwab & Co Inc San Francisco, CA
First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
National Financial Services Llc Jersey City, NJ
Raymond James St Petersburg, FL
Class R6	Charles Schwab & Co Inc San Francisco, CA
Edward D Jones & Co Saint Louis, MO
Class R	American United Life Ins Co Indianapolis, IN
Lincoln Services Co Fort Wayne, IN
Sammons Financial Network Llc Wdm, IA
Voya Institutional Trust Company Windsor, CT
Class Y	Charles Schwab & Co Inc San Francisco, CA
Mid Atlantic Trust Company Fbo Pittsburgh, PA
Minnesota Life Insurance Co Saint Paul, MN
Mlpf&S For The Sole Jacksonville, FL
National Financial Services Llc Jersey City, NJ
Nationwide Trust Company Fsb Columbus, OH
DELAWARE IVY CORE EQUITY FUND
Class A	Lpl Financial Services San Diego, CA
Class C	Lpl Financial Services San Diego, CA
Class R6	Ivy Invested 60 Portfolio Shawnee Msn, KS
Ivy Invested 70 Portfolio Shawnee Msn, KS
Waddell & Reed Advisors Wilshire Shawnee Mission, KS
Class R	Ascensus Trustco Fbo Fargo, ND
Fishco Innovation Llc De Pere, WI

 IVYSAI 7/22

96

Class	Name and Address of Account	Percentage
Mlpf&S For The Sole Jacksonville, FL
Class Y	Charles Schwab & Co Inc San Francisco, CA
Matrix Trustco Cust Fbo Denver, CO
National Financial Services Llc Jersey City, NJ
Nationwide Trust Company Fsb Columbus, OH
DELAWARE IVY SYSTEMATIIC EMERGING MARKETS EQUITY FUND
Class A	National Financial Services Llc Jersey City, NJ
Class C	American Enterprise Investment Svc Minneapolis, MN
First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
Morgan Stanley Smith Barney New York, NY
Raymond James St Petersburg, FL
Ubs Financial Services Jersey City, NJ
Class I	American Enterprise Investment Svc Minneapolis, MN
Charles Schwab & Co Inc San Francisco, CA
First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL
National Financial Services Llc Jersey City, NJ
Class R6	Charles Schwab & Co Inc San Francisco, CA
Edward D Jones & Co Saint Louis, MO
Ivy Mangaged International Mission, KS
Waddell & Reed Advisors Wilshire Shawnee Mission, KS
Class R	Adp Access Qualified 401 K Plan Boston, MA
Ascensus Trust Company Fbo Fargo, ND

 IVYSAI 7/22

97

Principal Holders

Class	Name and Address of Account	Percentage
Matrix Trust Co Denver, CO
Mid Atlantic Trust Company Fbo Pittsburgh, PA
Mlpf&S For The Sole Jacksonville, FL
Pims/Prudential Retirement Reno, NV
Class Y	Mlpf&S For The Sole Jacksonville, FL
Nationwide Trust Company Fsb Columbus, OH
DELAWARE CLIMATE SOLUTIONS FUND
Class C	American Enterprise Investment Svc Minneapolis, MN
First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
National Financial Services Llc Jersey City, NJ
Raymond James St Petersburg, FL
Class R6	Adp Access Qualified 401 K Plan Boston, MA
Ascensus Trustco Fbo Fargo, ND
Charles Schwab & Co Inc San Francisco, CA
Great-West Trust Company Llc Fbo Greenwood Village, CO
Hartford Hartford, CT
Murex Management Inc Retirement Covington, KY
Nationwide Trustco Fsb Columbus, OH
Voya Institutional Trust Company Windsor, CT
Class R	Sammons Financial Network Llc Wdm, IA
Voya Institutional Trust Company Windsor, CT
Class Y	Charles Schwab & Co Inc San Francisco, CA
Great- West Life And Annuity Future Greenwood Vlg, CO
Great-West Trust Company Llc Fbo Greenwood Village, CO
Nationwide Trust Company Fsb Columbus, OH

 IVYSAI 7/22

98

Class	Name and Address of Account	Percentage
DELAWARE GLOBAL VALUE EQUITY FUND (FORMERLY, DELAWARE IVY GLOBAL EQUITY INCOME FUND)
Class C	Morgan Stanley Smith Barney New York, NY
Raymond James St Petersburg, FL
Ubs Financial Services Jersey City, NJ
Class R6	Charles Schwab & Co Inc San Francisco, CA
Edward D Jones & Co Saint Louis, MO
Ivy Mangaged International Mission, KS
Class R	Ivy Funds Distributor Inc Mission, KS
Class Y	Charles Schwab & Co Inc San Francisco, CA
Mlpf&S For The Sole Jacksonville, FL
Nationwide Trustco Fsb Columbus, OH
DELAWARE IVY GLOBAL GROWTH FUND
Class A	Lpl Financial Services San Diego, CA
Class C	First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
Ubs Financial Services Jersey City, NJ
Class R6	Edward D Jones & Co Saint Louis, MO
Ivy Mangaged International Mission, KS
Class R	Sammons Financial Network Llc Wdm, IA
Class Y	Matrix Trustco Denver, CO
Mid Atlantic Trust Company Pittsburgh, PA
Millennium Trust Co Llc Oak Brook, IL
Mlpf&S For The Sole Jacksonville, FL
Nationwide Trust Company Fsb Columbus, OH
DELAWARE IVY INTERNATIONAL CORE EQUITY FUND

 IVYSAI 7/22

99

Principal Holders

Class	Name and Address of Account	Percentage
Class A	Mlpf&S For The Sole Jacksonville, FL
Morgan Stanley Smith Barney New York, NY
Class C	American Enterprise Investment Svc Minneapolis, MN
First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
Morgan Stanley Smith Barney New York, NY
National Financial Services Llc Jersey City, NJ
Class I	American Enterprise Investment Svc Minneapolis, MN
Morgan Stanley Smith Barney New York, NY
National Financial Services Llc Jersey City, NJ
Class R6	Ivy Mangaged International Mission, KS
National Financial Services Llc Jersey City, NJ
Saxon & Co Philadelphia, PA
Voya Retirement And Annuity Company Windsor, CT
Waddell & Reed Advisors Wilshire Shawnee Mission, KS
Class R	Adp Access Boston, MA
Sammons Financial Network Llc Wdm, IA
Class Y	Charles Schwab & Co Inc San Francisco, CA
Great-West Trust Company Llc Fbo Greenwood Village, CO
Mlpf&S For The Sole Jacksonville, FL
National Financial Services Llc Jersey City, NJ
Nationwide Trust Company Fsb Columbus, OH
DELAWARE IVY LARGE CAP GROWTH FUND
Class A	Lpl Financial Services San Diego, CA
Class C	American Enterprise Investment Svc Minneapolis, MN
First Clearing, Llc St Louis, MO

 IVYSAI 7/22

100

Class	Name and Address of Account	Percentage
Lpl Financial Services San Diego, CA
Raymond James St Petersburg, FL
Class I	Morgan Stanley Smith Barney New York, NY
Class R6	Edward D Jones & Co Saint Louis, MO
Hartford Hartford, CT
Ivy Invested 70 Portfolio Shawnee Msn, KS
Waddell & Reed Advisors Wilshire Shawnee Mission, KS
Class R	Hartford Life Insurance Co Windsor, CT
Massachusetts Mutual Life Springfield, MA
Sammons Financial Network Llc Wdm, IA
Class Y	Charles Schwab & Co Inc San Francisco, CA
Hartford Life Insurance Co Windsor, CT
National Financial Services Llc Jersey City, NJ
Nationwide Trust Company Fsb Columbus, OH
Td Ameritrade Inc Fbo Omaha, NE
DELAWARE IVY MID CAP GROWTH FUND
Class A	Lpl Financial Services San Diego, CA
Class C	American Enterprise Investment Svc Minneapolis, MN
Charles Schwab & Co Inc San Francisco, CA
First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
National Financial Services Llc Jersey City, NJ
Raymond James St Petersburg, FL
Class I	American Enterprise Investment Svc Minneapolis, MN
Charles Schwab & Co Inc San Francisco, CA
Morgan Stanley Smith Barney New York, NY

 IVYSAI 7/22

101

Principal Holders

Class	Name and Address of Account	Percentage
National Financial Services Llc Jersey City, NJ
Raymond James St Petersburg, FL
Class R6	Ascensus Trustco Fbo Fargo, ND
Edward D Jones & Co Saint Louis, MO
National Financial Services Llc Jersey City, NJ
Sei Private Trust Company Oaks, PA
Class R	Ascensus Trust Company Fbo Fargo, ND
Dcgt Trustee & Or Custodian Des Moines, IA
Mid Atlantic Trust Company Fbo Pittsburgh, PA
National Financial Services Llc Jersey City, NJ
Sammons Financial Network Llc Wdm, IA
Voya Institutional Trust Company Windsor, CT
Class Y	Charles Schwab & Co Inc San Francisco, CA
Great-West Trust Company Llc Fbo Greenwood Village, CO
Minnesota Life Insurance Co Saint Paul, MN
Mlpf&S For The Sole Jacksonville, FL
National Financial Services Llc Jersey City, NJ
Nationwide Life Insurance Company Columbus, OH
New York Life Trust Company Tr Westwood, MA
DELAWARE IVY MID CAP INCOME OPPORTUNITIES FUND
Class A	Ameritrade Clearing Omaha, NE
Edward D Jones & Co Saint Louis, MO
National Financial Services Llc Jersey City, NJ
Class C	American Enterprise Investment Svc Minneapolis, MN
Charles Schwab & Co Inc San Francisco, CA

 IVYSAI 7/22

102

Class	Name and Address of Account	Percentage
First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
Raymond James St Petersburg, FL
Ubs Financial Services Jersey City, NJ
Class I	American Enterprise Investment Svc Minneapolis, MN
Lpl Financial Services San Diego, CA
National Financial Services Llc Jersey City, NJ
Raymond James St Petersburg, FL
Class R6	Charles Schwab & Co Inc San Francisco, CA
Edward D Jones & Co Saint Louis, MO
Waddell & Reed Advisors Wilshire Shawnee Mission, KS
Wells Fargo Bank Na Greenwood Vlg, CO
Class R	Adp Access Boston, MA
Ascensus Trust Company Fbo Fargo, ND
Fiioc Fbo Covington, KY
Mac & Co Account 132142 Pittsburgh, PA
Matrix Trustco Agent For Denver, CO
Mid Atlantic Trustco Fbo Pittsburgh, PA
Planmember Services Acting As Agent Carpinteria, CA
Class Y	Charles Schwab & Co Inc San Francisco, CA
Matrix Trustco Cust Fbo Denver, CO
National Financial Services Llc Jersey City, NJ
DELAWARE IVY SCIENCE AND TECHNOLOGY FUND
Class A	Lpl Financial Services San Diego, CA
Class C	American Enterprise Investment Svc Minneapolis, MN

 IVYSAI 7/22

103

Principal Holders

Class	Name and Address of Account	Percentage
Charles Schwab & Co Inc San Francisco, CA
First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
National Financial Services Llc Jersey City, NJ
Raymond James St Petersburg, FL
Ubs Financial Services Jersey City, NJ
Class I	Lpl Financial Services San Diego, CA
National Financial Services Llc Jersey City, NJ
Class R6	Charles Schwab & Co Inc San Francisco, CA
Great-West Trust Company Llc Fbo Greenwood Vlg, CO
Great-West Trustco Llc Greenwood Vlg, CO
National Financial Services Llc Jersey City, NJ
Voya Retirement And Annuity Company Windsor, CT
Class R	Fiioc Fbo Covington, KY
Hartford Life Insurance Co Windsor, CT
Massachusetts Mutual Life Springfield, MA
Sammons Financial Network Llc Wdm, IA
Voya Institutional Trust Company Windsor, CT
Class Y	Charles Schwab & Co Inc San Francisco, CA
Great West Life & Annuity Ins Englewood, CO
Great West Trust Company Llc Greenwood Village, CO
National Financial Services Llc Jersey City, NJ
Nationwide Trust Company Fsb Columbus, OH
Voya Retirement And Annuity Company Windsor, CT
DELAWARE IVY SMID CAP CORE FUND
Class C	American Enterprise Investment Svc Minneapolis, MN

 IVYSAI 7/22

104

Class	Name and Address of Account	Percentage
Charles Schwab & Co Inc San Francisco, CA
First Clearing, Llc St Louis, MO
National Financial Services Llc Jersey City, NJ
Raymond James St Petersburg, FL
Ubs Financial Services Jersey City, NJ
Class I	American Enterprise Investment Svc Minneapolis, MN
First Clearing, Llc St Louis, MO
National Financial Services Llc Jersey City, NJ
Class R6	American United Life Ins Co Indianapolis, IN
Charles Schwab & Co Inc San Francisco, CA
Edward D Jones & Co Saint Louis, MO
John Hancock Life Ins Co (Usa) Boston, MA
Reliance Trustco Fbo Massmutual Atlanta, GA
Waddell & Reed Advisors Wilshire Shawnee Mission, KS
Class R	American United Life Ins Co Indianapolis, IN
Sammons Financial Network Llc Wdm, IA
Voya Institutional Trust Company Windsor, CT
Class Y	Charles Schwab & Co Inc San Francisco, CA
Matrix Trust Co Denver, CO
Minnesota Life Insurance Co Saint Paul, MN
Mlpf&S For The Sole Jacksonville, FL
National Financial Services Llc Jersey City, NJ
Nationwide Trust Company Fsb Columbus, OH
Td Ameritrade Inc Fbo Omaha, NE
DELAWARE IVY SMALL CAP GROWTH FUND
Class A	Lpl Financial Services San Diego, CA

 IVYSAI 7/22

105

Principal Holders

Class	Name and Address of Account	Percentage
Class C	American Enterprise Investment Svc Minneapolis, MN
First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
Morgan Stanley Smith Barney New York, NY
National Financial Services Llc Jersey City, NJ
Raymond James St Petersburg, FL
Class I	Charles Schwab & Co Inc San Francisco, CA
National Financial Services Llc Jersey City, NJ
Class R6	8525 E Orchard Rd Greenwood Vlg, CO
Edward D Jones & Co Saint Louis, MO
National Financial Services Llc Jersey City, NJ
Pims/Prudential Retplan Washington, DC
Usi 401k Plan-106082 Phoenix, AZ
Class R	Massachusetts Mutual Life Springfield, MA
Sammons Financial Network Llc Wdm, IA
Voya Institutional Trust Company Windsor, CT
Class Y	Charles Schwab & Co Inc San Francisco, CA
Massachusetts Mutual Life Springfield, MA
National Financial Services Llc Jersey City, NJ
New York Life Trust Company Tr Westwood, MA
Pims/Prudential Retirement Torrance, CA
Reliance Trustco Fbo Massmutual Atlanta, GA
DELAWARE IVY VALUE FUND
Class C	First Clearing, Llc St Louis, MO
Lpl Financial Services San Diego, CA
Raymond James St Petersburg, FL

 IVYSAI 7/22

106

Class	Name and Address of Account	Percentage
Class I	American Enterprise Investment Svc Minneapolis, MN
Class R6	Charles Schwab & Co Inc San Francisco, CA
Waddell & Reed Advisors Wilshire Shawnee Mission, KS
Class R	Planmember Services Acting As Agent Carpinteria, CA
Raymond James St Petersburg, FL
Class Y	Matrix Trustco Denver, CO
Mid Atlantic Trustco Fbo Pittsburgh, PA
Mlpf&S For The Sole Jacksonville, FL

 IVYSAI 7/22

107

Appendix A — Description of Ratings

Corporate Obligation Ratings

Moody's Investment Grade

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

Moody's Below Investment Grade

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

 IVYSAI 7/22

108

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

 IVYSAI 7/22

109

Appendix B — Trustee Compensation

The fees paid to the Transaction Fund Trustees were allocated among the funds within the Transaction Fund Complex based on each fund's relative asset size. During the fiscal year ended March 31, 2022, the Transaction Fund Trustees received (or were entitled to receive) the following compensation for service as a Trustee of the Trust and each of the other trusts within the Transaction Fund Complex:

Predecessor Independent Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]	Total Compensation from the Investment Companies in the Transaction Funds Complex deferred
James M. Concannon	[$___]	[$___]	[$___]
H. Jeffrey Dobbs	[$___]	[$___]	[$___]
James D. Gressett	[$___]	[$___]	[$___]
Joseph Harroz, Jr.[2]	[$___]	[$___]	[$___]
Glendon E. Johnson, Jr.	[$___]	[$___]	[$___]
Sandra A.J. Lawrence	[$___]	[$___]	[$___]
Frank J. Ross, Jr.	[$___]	[$___]	[$___]
Michael G. Smith	[$___]	[$___]	[$___]
Edward M. Tighe[3]	[$___]	[$___]	[$___]

1 No pension or retirement benefits have been accrued as a part of the Trust's expenses.

2 Mr. Harroz received an additional annual fee of $100,000 for his services as Independent Chair of the predecessor Board and of the Board of Trustees of each of the other trusts within the predecessor Fund Complex.

3 Retired as of December 31, 2020.

Predecessor Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Henry J. Herrmann	[$___]	[$___]
Philip J. Sanders	[$___]	[$___]

Neither Mr. Herrmann nor Mr. Sanders received compensation from any of the funds in the Transaction Fund Complex. The officers, as well as the Interested Trustees, were paid by the Transaction Funds' prior investment manager or its affiliates.

The board of directors of the Ivy Predecessor Funds created an honorary position of Director Emeritus, whereby a director of the Ivy Predecessor Funds who attained the age of 75 was required to resign his or her position as director and, unless he or she elected otherwise, to serve as a Director Emeritus, provided the director had served on the board of the Ivy Predecessor Funds (or predecessor entity) for at least five years, which need not have been consecutive. A Director Emeritus had no authority or responsibility with respect to the management of the Funds, but did receive fees in recognition of his or her past services, whether or not services were rendered in his or her capacity as Director Emeritus. The Board has eliminated the plan for present and future Board members.

Under the Ivy Predecessor Funds board's plan, a Director Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a director of the Ivy Predecessor Funds.

Similarly, the board of the WRA Funds created an honorary emeritus position for former trustees of those funds (a “WRA Funds Trustee Emeritus”). Under that plan, an incumbent trustee who had attained the age of 70 could elect to serve as a Trustee Emeritus. Alternatively, if a trustee was initially elected on or after May 31, 1993 to the board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or an Other Trust was the successor, and had attained the age of 78, such trustee was required to resign his or her position as trustee and, unless he or she elected otherwise, serve as Trustee Emeritus. In either case, that trustee must have served as a trustee or director of the WRA Funds or an Other Trust for at least five years, which need not have been consecutive. A WRA Funds Trustee Emeritus received fees in recognition of his or her past services whether or not services were rendered in his or her Emeritus capacity, but he or she had no authority or responsibility with respect to the management of the Trust. The board of the WRA Funds combined with the Board of the Transaction Funds in 2017; therefore, the only Trustees on the Board of the Transaction Funds who were eligible for the position of WRA Funds Trustee Emeritus were those Trustees who were trustees of the WRA Funds on December 31, 2016. The Board has eliminated the WRA Funds Trustee Emeritus plan for past, present and future Board members effective on April 30, 2021, and the Funds discontinued payments under the plan on that date.

A WRA Funds Trustee Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a trustee or director. If a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust before May 31, 1993, such annual fee was payable as long as the trustee or director held WRA Funds Trustee Emeritus status, which could have been for the remainder of his or her lifetime. However, if a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an

 IVYSAI 7/22

110

Other Trust on or after May 31, 1993, such WRA Funds Trustee Emeritus received such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her emeritus service, or in an equivalent lump sum. A Trustee who took the position of WRA Funds Trustee Emeritus after January 1, 2017, was only entitled to receive an annual fee in an amount equal to the annual retainer he or she received in 2016.

Each of Messrs. Jarold W. Boettcher, John A. Dillingham, and Frederick Vogel III served as a WRA Funds Trustee Emeritus. Mr. Vogel initially was elected to a board of directors of a fund in the Fund Complex before May 31, 1993, and therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a Director until the plan was eliminated. Each of the other WRA Funds Trustee Emeritus initially were elected after May 31, 1993, and each therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a trustee for three years commencing upon the date he became a WRA Funds Trustee Emeritus.

The fees paid to each WRA Funds Trustee Emeritus were allocated among the funds that were in existence at the time the WRA Funds Trustee Emeritus was elected to that status, based on each fund's net assets at that time. As a result of transactions by which certain Transaction Funds assumed the assets and liabilities of corresponding predecessor WRA Funds, such payments were the responsibility of the corresponding successor Funds.

The following table shows the total fees paid, as well as the portion of those fees paid by the Trust to the current WRA Funds Trustee Emeritus, for the fiscal year ended March 31, 2022:

Trustee Emeritus	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Jarold W. Boettcher	[$___]	[$___]
John A. Dillingham	[$___]	[$___]
Frederick Vogel III	[$___]	[$___]

 IVYSAI 7/22

111

Statement of Additional Information

Ivy Funds

Nasdaq ticker symbols
	Class A	Class C	Class I	Class R6	Class R	Class Y
Delaware Ivy Global Bond Fund	IVSAX	IVSCX	IVSIX	IVBDX	IYGOX	IVSYX
Delaware Ivy High Income Fund	WHIAX	WRHIX	IVHIX	IHIFX	IYHIX	WHIYX
Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund)	IREAX	IRECX	IRESX	IRENX	IRERX	IREYX
Delaware Ivy Limited-Term Bond Fund	WLTAX	WLBCX	ILTIX	ILMDX	IYLTX	WLTYX
Delaware Ivy Managed International Opportunities Fund	IVTAX	IVTCX	IVTIX	IVTNX	IYMGX	IVTYX
Delaware Ivy Municipal Bond Fund	WMBAX	WMBCX	IMBIX	IMBNX	n/a	n/a
Delaware Ivy Municipal High Income Fund	IYIAX	IYICX	WYMHX	IYINX	n/a	IYIYX
Delaware Ivy Natural Resources Fund	IGNAX	IGNCX	IGNIX	INRSX	IGNRX	IGNYX
Delaware Ivy International Value Fund (formerly, Delaware Ivy Pzena International Value Fund)	ICDAX	ICDCX	ICVIX	ICNGX	IYCUX	ICDYX
Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund)	IBOAX	IBOCX	IVBIX	IBNDX	IYBDX	IBOYX
Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund)	IRSAX	IRSCX	IREIX	IRSEX	IRSRX	IRSYX

July 29, 2022

P.O. Box 9876, Providence, RI 02940-8076 (regular mail)

4400 Computer Drive, Westborough, MA01581-1722 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918

For Dealer Services (Broker/Dealers only): 800 362-7500

Ivy Funds (the “Trust”) is an open-end management investment company that currently consists of [Macquarie to update] [45] separate series, 11 of which (each, a Fund and collectively, the Funds) are listed above. This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectuses (each a “Prospectus” and collectively, the “Prospectuses”), each dated July 29, 2022, and as they may be amended from time to time, for Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, Delaware Ivy Real Estate Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy International Value Fund, Delaware Ivy Core Bond Fund and Delaware Real Estate Securities Fund.

This SAI should be read in conjunction with the Prospectuses. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectuses.

The Prospectuses may be obtained through our website at delawarefunds.com; by writing or calling your financial advisor; or by contacting the Funds' distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address, or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Fund's annual report (“Annual Report”) into this SAI. An Annual Report can be obtained, without charge, by calling 888 923-3355. Copies of the Annual and/or Semiannual Reports also are available at delawarefunds.com.

IVYSAI2 7/22

 IVYSAI2 7/22

2

Organization and Classification

This SAI describes the Funds, which are series of the Trust. The Funds offer Class A and Class C shares. Each Fund, except Delaware Municipal Bond Fund, offers Class Y shares. Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, Delaware Global Real Estate Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy International Value Fund, Delaware Ivy Core Bond Fund, and Delaware Real Estate Securities Fund offer Class R (together with Class A, Class B, Class C, and Class Y, the “Retail Classes”). In addition, each Fund offers Class I and Class R6 shares (the “Institutional Classes,” and together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all classes of shares (each share class, the “Class”) of the Funds, except where noted. The Funds' investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (a Delaware statutory trust). Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) serve as sub-advisors to certain of the Funds as described under “Investment Manager and Other Service Providers.” For purposes of the “Investment Strategies and Risks” section, a reference to the Manager may also include MIMAK, MIMGL, MIMEL and MFMHKL.

Effective July 1, 2021, Class N shares were renamed Class R6 for each applicable Fund.

Organization

The Trust was organized as a Delaware statutory trust on November 13, 2008. On April 1, 2010, each of the then-existing series of the Trust became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983 (collectively, the “Ivy Predecessor Funds”).

Effective October 14, 2016, Ivy Global Real Estate Fund changed its name to Ivy LaSalle Global Real Estate Fund.

Effective April 3, 2017, Ivy Global Natural Resources Fund changed its name to Ivy Natural Resources Fund.

Effective April 30, 2018, Ivy Advantus Bond Fund changed its name to Ivy Securian Core Bond Fund.

Effective April 30, 2018, Ivy Advantus Real Estate Securities Fund changed its name to Ivy Securian Real Estate Securities Fund.

Effective July 31, 2018, Ivy Cundill Global Value Fund changed its name to Ivy Pzena International Value Fund.

Effective November 5, 2018, Ivy LaSalle Global Risk-Managed Real Estate Fund merged into Ivy LaSalle Global Real Estate Fund.

Effective July 1, 2021, each Fund (hereinafter, the Funds along with the other legacy Ivy Funds are referred to as “Transaction Funds” to differentiate them from the other Delaware Funds by Macquarie, the “non-Transaction Funds”) was renamed in conjunction with a transaction whereby Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited's US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., the investment adviser of the Trust (the “Transaction”) as follows:

Former Name	New Name
Ivy Global Bond Fund	Delaware Ivy Global Bond Fund
Ivy High Income Fund	Delaware Ivy High Income Fund
Ivy LaSalle Global Real Estate Fund	Delaware Ivy LaSalle Global Real Estate Fund
Ivy Limited-Term Bond Fund	Delaware Ivy Limited-Term Bond Fund
Ivy Managed International Opportunities Fund	Delaware Ivy Managed International Opportunities Fund
Ivy Municipal Bond Fund	Delaware Ivy Municipal Bond Fund
Ivy Municipal High Income Fund	Delaware Ivy Municipal High Income Fund
Ivy Natural Resources Fund	Delaware Ivy Natural Resources Fund
Ivy Pzena International Value Fund	Delaware Ivy Pzena International Value Fund
Ivy Securian Core Bond Fund	Delaware Ivy Securian Core Bond Fund
Ivy Securian Real Estate Securities Fund	Delaware Ivy Securian Real Estate Securities Fund

Effective November 15, 2021, Delaware Ivy Pzena International Value Fund changed its name to Delaware Ivy International Value Fund.

Effective July 29, 2022, Delaware Ivy LaSalle Global Real Estate Fund changed its name to Delaware Global Real Estate Fund.

Effective July 29, 2022, Delaware Ivy Securian Core Bond Fund changed its name to Delaware Ivy Core Bond Fund.

Effective July 29, 2022, Delaware Ivy Securian Real Estate Securities Fund changed its name to Delaware Real Estate Securities Fund.

Classification

Each Fund is an open-end management investment company and a series of the Trust.

Each of the Funds (other than Delaware Global Real Estate Fund) is “diversified” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, is required to meet certain diversification requirements under the 1940 Act that may limit

 IVYSAI2 7/22

3

Organization and Classification

its investments. Such requirements are set forth under Nonfundamental Investment Restrictions — Diversification below. A Fund may not change from “diversified” to “nondiversified” without shareholder approval (as defined below).

Delaware Global Real Estate Fund is “nondiversified” as defined in the 1940 Act. This means that the Fund may invest a greater portion of its assets in obligations of a single issuer or in several issuers.

Investment Objective, Restrictions, and Policies

Investment Objective

Each Fund's investment objective is described in the Prospectuses.

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Funds' fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund's voting securities present at the meeting, if more than 50% of the Fund's outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund's outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2. The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6. The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7. For each Fund other than Delaware Global Real Estate Fund, Delaware Ivy Natural Resources Fund, and Delaware Real Estate Securities Fund:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

For each of Delaware Global Real Estate Fund and Delaware Real Estate Securities Fund:

Under normal circumstances, each Fund will concentrate its investments in the real estate or real estate-related industry. Each Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For Delaware Ivy Natural Resources Fund:

Under normal market conditions, Delaware Ivy Natural Resources Fund will concentrate its investments in securities of issuers that produce, refine, develop, store, transport or supply energy or industrial products (i.e., building materials, packaging, chemicals, base metals, forest and agricultural products or provide basic services to the natural resources industry).

For Each of Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund:

Under normal circumstances, at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, will be invested in municipal bonds.

 IVYSAI2 7/22

4

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restrictions, which is considered nonfundamental and may be changed by the Trust's Board of Trustees (“Board”) without shareholder approval:

1. Investment in other investment companies:

Each Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2. Investment in illiquid securities:

Each Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

3. Investment in debt securities:

Each of Delaware Global Real Estate Fund, Delaware Ivy Natural Resources Fund, and Delaware Real Estate Securities Fund may invest up to 10% of its total assets in non-investment grade debt securities.

Each of Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Municipal Bond Fund, and Delaware Ivy Core Bond Fund may not invest more than 20% of its total assets in non-investment grade debt securities.

Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund may invest up to 20% of its total assets in taxable debt securities other than municipal bonds.

Under normal circumstances, at least 65% of Delaware Ivy Municipal High Income Fund's total assets will be invested in medium- and lower-quality municipal bonds, which are bonds rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest in higher-quality municipal bonds, and have less than 65% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the Manager believes that the higher yields do not justify the increased risk and/or when, in the Manager's opinion, there is a lack of medium- and lower-quality issues in which to invest

4. Investment in foreign securities:

Each of Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund may invest in commercial paper and other short-term equivalent securities issued by US and foreign issuers that are denominated in US dollars.

Delaware Ivy Limited-Term Bond Fund may only invest in US dollar denominated securities issued by US and foreign issuers.

Delaware Real Estate Securities Fund may not invest more than 25% of its total assets in foreign securities.

Delaware Ivy Core Bond Fund may not invest more than 20% of its total assets in foreign securities.

5. Investment in Financial Instruments:

Each Fund may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

6. Restrictions on selling short:

Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Diversification:

For each Fund (other than Delaware Global Real Estate Fund), except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The method of determining who is an issuer for purposes of the 5% limitation above for Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund is nonfundamental. In particular, in applying this limitation:

•
For municipal securities created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

•
For PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

 IVYSAI2 7/22

5

Investment Objective, Restrictions, and Policies

•
A guarantee of a municipal securities is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

8. Other Current Restrictions:

Each Fund may not invest more than 20% of its total assets in cash or cash equivalents. However, for temporary or defensive purposes, each Fund may invest in cash or cash equivalents without limitation.

Each of Delaware Ivy Municipal High Income Fund and Delaware Ivy Municipal Bond Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. Each Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

All Funds. An investment policy or restriction that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and restrictions.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund's respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund's respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund's portfolio. A turnover rate of 100% would occur, for example, if all of a Fund's investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund's shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

For the fiscal years ended March 31, 2021 and 2022, the Funds' portfolio turnover rates were as follows:

Fund	2021	2022
Delaware Ivy Global Bond Fund	43%	50%
Delaware Ivy High Income Fund	59%	48%
Delaware Global Real Estate Fund	90%	88%
Delaware Ivy Limited-Term Bond Fund	55%	88%
Delaware Ivy Managed International Opportunities Fund	17%	36%
Delaware Ivy Municipal Bond Fund	22%	60%
Delaware Ivy Municipal High Income Fund	7%	42%
Delaware Ivy Natural Resources Fund	52%	116%
Delaware Ivy International Value Fund	20%	119%
Delaware Ivy Core Bond Fund	98%	86%
Delaware Real Estate Securities Fund	76%	43%

Investment Strategies and Risks

The Funds' investment objectives, strategies, and risks are described in the Prospectuses. Certain additional information is provided below. The following discussion supplements the description of the Funds' investment strategies and risks that are included in the Prospectuses. The Funds' investment strategies are nonfundamental and may be changed without shareholder approval.

Securities — General

The main types of securities in which a Fund may invest, subject to its investment policies and restrictions, include common stocks, preferred stocks, debt securities, and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund also may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or unrated preferred stocks, subject to the investment policies and restrictions of the Fund. Debt securities have varying levels of sensitivity to

 IVYSAI2 7/22

6

changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P Global Ratings, a division of S&P Global, Inc. (S&P) or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, a Fund will treat unrated securities determined by the Manager to be of comparable quality to a rated security as having that rating. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (e.g., BBB by S&P and a higher or lower rating by another NRSRO), it is the general policy of each Fund to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used.

While credit ratings are only one factor the Manager relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer's financial condition. Credit ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity- linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which a Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by a Fund is called for redemption, such Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the ability of a Fund to achieve its investment objective(s).

Subject to its investment policies and restrictions, a Fund also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution's continued viability as a going concern. CoCos' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•
Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

 IVYSAI2 7/22

7

Investment Strategies and Risks

•
Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer's underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•
Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, a Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined 1 or 2 trading days prior to the date notice of redemption is given. The issuer also must pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by a Fund.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) US banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) US banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of the Manager, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of federal or state- chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within 7 days after demand.

Borrowing

Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes. Interest on money borrowed is an expense the Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Credit-Linked Notes

Subject to its investment policies and restrictions, a Fund may invest in credit-linked notes. A credit-linked note is a structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest, as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a limited purpose trust or other vehicle and is a direct obligation of

 IVYSAI2 7/22

8

the issuing entity. The limited purpose trust or other vehicle, in turn, invests in bonds or a derivative or basket of derivative instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity's receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Funds will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a Fund's initial investment, and the Fund may lose money.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are US dollar-denominated receipts typically issued by a US bank representing ownership of a specific number of shares in a non-US corporation. ADRs are quoted and traded in US dollars in the US securities market. An ADR is sponsored if the original issuing company has selected a single US bank to serve as its US depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs also must provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on US stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary.

Unsponsored shares issued after 1983 are not eligible for US stock exchange listings, and they generally do not include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-US investors and traders in non-US markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by US and non-US investors and traders.

The Manager believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the US economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from US companies in the same industry. Foreign currencies may be stronger or weaker than the US dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the US dollar.

The Manager believes that a Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in US investments. Foreign securities markets generally have less trading volume and less liquidity than US markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to US companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for US investments.

Foreign markets may offer less protection to investors than US markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of US investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on US investment or on the ability to repatriate assets or convert currency into US dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to US persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

 IVYSAI2 7/22

9

Investment Strategies and Risks

As a general rule, the country designation for a security for purposes of a Fund's investment policies and restrictions regarding foreign securities is the issuer's country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). However, in certain identified circumstances, a different country designation may be warranted. For example, an issuer's country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer's stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of US branches of foreign banks will be considered US securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question are substantially equivalent to federal or state-chartered US banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund (other than Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund (each, a Municipal Fund) may hold funds temporarily in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund's custodian values the Fund's assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to US dollars (or other currencies). Generally, however, a Fund will convert its holdings of foreign currencies into US dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For more information regarding a Fund's use of forward contracts to purchase or sell foreign currencies, see Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.

Because a Fund may invest in both US and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund's share price may have a low correlation with movements in US markets. Each Fund's share price will reflect the movements of the different markets in which it invests (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of a Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into US dollars using the applicable currency exchange rate. The exchange rate represents the current price of a US dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one US dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the US dollar subsequent to the date of purchase. In such a circumstance, the cost of a US dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in the Manager's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the UK, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Unless a Fund contains an alternative definition of an emerging market country in its prospectus (such as Delaware Ivy Pzena International Value Fund), the Manager considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.

As noted above, the country designation for a security for purposes of a Fund's investment policies and restrictions regarding foreign securities is the issuer's country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer's country of domicile is a developing or emerging market country. However, in certain identified circumstances, a different country designation may be warranted.

 IVYSAI2 7/22

10

Some of the risks to which a Fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country's currency against the US dollar; unusual price volatility in a developing or emerging country's securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the US economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-US securities, including higher custodial fees than typical US custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in US markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-US residents.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Rule 22e-4 under the 1940 Act provides that a Fund may not acquire an “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Rule 22e- 4 defines an illiquid investment as an investment that cannot reasonably be sold or disposed of under current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has adopted a liquidity risk management program on behalf of the Fund's that is designed to comply with Rule 22e-4's requirements. The Board has delegated to an administrator the responsibility to oversee the program, whose duties include periodically reviewing the liquidity risk of the Fund's and categorizing the Fund's portfolio investments into one of four liquidity classifications (as defined in Rule 22e-4) based on prescribed criteria, including the number of days in which the administrator reasonably expects the investment would be convertible to cash under current market conditions without significantly changing the market value of the investment. This classification process takes into account relevant market, trading and investment-specific considerations (the analysis upon which a security is convertible to cash and placed into a classification will not take into account days when exchanges in foreign markets are closed for scheduled holidays).

The Manager believes that, at times, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum amount allowable under the Fund's investment restriction on illiquid investments. See Investment Objective, Restrictions, and Policies — Nonfundamental Investment Restrictions. The Manager believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of bank loans and structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized

 IVYSAI2 7/22

11

Investment Strategies and Risks

mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

Each Fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or fewer. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to a Fund.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the US and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than US dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.

Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The Manager will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund's investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings (IPOs)

Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities also is difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Investment Company Securities

Each Fund may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund's shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means a Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some

 IVYSAI2 7/22

12

countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the Funds otherwise permitted to invest in foreign securities otherwise would have to invest indirectly in certain developing markets. A Fund will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies (BDCs). Subject to its investment policies and restrictions, a Fund may invest in shares of BDCs. BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private US businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC's performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC's volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC's volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC's management to meet the BDC's investment objective and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs)

Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, a Fund may invest in ETFs for various purposes, which may or may not be a registered investment company (RIC) (i.e., open-end mutual fund). For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in ETFs that track other indexes; provided that such investments are consistent with the Fund's investment objective(s) as determined by the Manager. Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, a Fund's purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF's shares have a market price that approximates the NAV of the ETF's portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of securities, currencies and/or commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by a Fund).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using a Fund's assets to track the return of a particular stock index Investments in an ETF that is a RIC (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market- wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

 IVYSAI2 7/22

13

Investment Strategies and Risks

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Fund may lend portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). Under a Fund's securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Manager. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by the Manager throughout the term of the loan.

If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

In addition, a borrower must collateralize any securities loans that it receives from a Fund in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 102% of the market value of the securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Under the present Guidelines, the collateral must consist of cash or US government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. Such collateral will be marked-to-market daily, and if the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the US government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter.

The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Manager. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within 5 business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

Line of Credit

The Trust, on behalf of Delaware Ivy High Income Fund and Delaware Ivy Municipal High Income Fund (collectively, the “Funds,” only for purposes of this section), has entered into a committed, unsecured revolving line of credit (Credit Facility) with The Bank of New York Mellon (BNYM), which allows the Funds to borrow an aggregate amount of up to $130 million, subject to asset coverage and other limitations as specified in the Credit Agreement entered into between the Funds and BNYM. The Funds may borrow under the Credit Facility for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. A borrowing Fund bears any interest expenses associated with the Credit Facility. The Funds also pay all arrangement and set-up fees and commitment fees. Borrowing results in interest expense and other fees and expenses for the Funds, which may impact the Funds' net expenses. The costs of borrowing may reduce the Funds' returns. As of the date of this SAI, there were no outstanding loans on the Credit Facility.

Investments in Chinese Securities

Certain Funds may invest in “A-shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Connect Program with the Shenzhen Stock Exchange that was launched in 2016 or other similar programs (collectively these are referred to as Connect Programs).

 IVYSAI2 7/22

14

Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

However, local rules apply, and listed companies that issue A-shares remain subject to the listing requirements in the local market. This means that the Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Fund may not be able to dispose of its China A- shares in a timely manner, which could adversely affect the Fund's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

The Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. Because the relevant regulations are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (“ChinaClear”), defaulted, the Hong Kong Securities Clearing Company Limited, being the nominee under the Connect Program, has limited responsibility to assist clearing participants in pursuing claims against ChinaClear. Currently, there remains no precedent that the applicable courts in China would accept beneficial owners, rather than the nominee, under the Connect Program to pursue claims directly against ChinaClear in China. Therefore, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. A Fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders' meetings due to current limitations on the use of multiple proxies in China.

Trades on these Connect Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. Currently, certain local custodians offer a “bundled brokerage/custodian” solution to address such requirements. However, such solution may limit the number of brokers that a Fund may use to execute trades. An enhanced model also has been implemented by the Hong Kong Stock Exchange, but there are operational and practical challenges for an investor to utilize such enhanced model. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China A-share issuer, its profits may be subject to this limitation. In addition, it currently is not clear whether all accounts managed by the Manager and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that a Fund's profits may be subject to this limitation.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities.

Furthermore, because dividends declared by a Fund will be declared in US dollars and underlying payments received by the Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Also, investing in China carries certain political and economic risks. The value of a Fund's assets may be adversely affected by inadequate investor protection and changes in Chinese laws or regulations. The Chinese economy may differ favorably or unfavorably from the US economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country's economy, which could affect market conditions and prices and yields of China A-shares.

Loans and Other Direct Debt Instruments

Loans. Subject to its investment policies and restrictions, a Fund may purchase loan participations and/or loan assignments (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an

 IVYSAI2 7/22

15

Investment Strategies and Risks

assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which a Fund will invest, however, the Manager will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

The Manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans a Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund's credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which a Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by a Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Manager believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, the Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held by a Fund. Possession of such information may in some instances occur despite the Manager's efforts to avoid such possession, but in other instances, the Manager may choose to receive such information (e.g., in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Manager's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on the Manager's ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Manager may hold other securities issued by borrowers whose floating rate loans may be held by a Fund. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the Manager may owe conflicting fiduciary duties to

 IVYSAI2 7/22

16

the Fund and other client accounts. The Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Manager's client account collectively held only a single category of the issuer's securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Unlike publicly-traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter (OTC) market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than 7 days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding a Fund's ability to pay redemption proceeds within the allowable time periods stated in its prospectus.

Loan interests may not be considered “securities,” and a purchaser, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated US bank, the Prime Rate of a designated US bank, the federal funds rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

 IVYSAI2 7/22

17

Investment Strategies and Risks

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or federal funds rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.

The yield on a floating rate loan will depend primarily on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the federal funds rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see Fundamental Investment Restrictions). For purposes of these restrictions, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, a Fund, in appropriate circumstances, will treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) normally is an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. A Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund seeks to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower

 IVYSAI2 7/22

18

as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Listed Private Equity Companies and Funds

Subject to its investment policies and restrictions, a Fund may invest in securities of listed private equity companies and funds whose principal business is to invest in and lend capital to privately held companies. A Fund is subject to the underlying risks that affect the listed private equity companies and funds in which it invests. Generally, little public information exists for private companies, and there is a risk that the listed private equity companies and funds may not be able to make a fully informed investment decision. In addition, the listed private equity companies and funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized by the listed private equity companies and funds may be adversely impacted by the poor performance of a small number of investments, or even a single investment. A Fund's investment in listed private equity companies and funds subjects the Fund's shareholders indirectly to the fees and expenses incurred by such companies and funds. Listed private equity companies and funds may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer's continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by the Manager to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, a Fund may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by the Manager to be of comparable quality) (generally referred to as Distressed Debt).Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund's investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company's indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund.

Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance. These debt

 IVYSAI2 7/22

19

Investment Strategies and Risks

securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security's maturity and reduce a Fund's return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships (MLPs)

Subject to its investment policies and restrictions, a Fund (other than the Municipal Funds (as defined below)) may invest in MLPs. An MLP is a limited partnership (or similar entity, such as a limited liability company, that is classified as a partnership for federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs generally are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to federal or state income tax at the entity level, subject to the application of certain partnership audit rules. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable, to the extent they do not exceed the investor's adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (e.g., owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation's shareholders, an MLP's creditors typically have the right to seek the return of distributions made to the MLP's unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP's ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly-traded partnership” (QPTP), which many MLPs are treated as for federal tax purposes, is “qualifying income” for an entity (such as a Fund) that is a “regulated investment company” for these purposes (RIC). Please see the section entitled Distributions and Taxes - Taxes for additional information regarding the tax consequences of a Fund's investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include US government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations (CMOs). Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The US government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage- backed securities that are guaranteed, directly or

 IVYSAI2 7/22

20

indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the US government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the US government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies' stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth. Although the US government has provided support for US government mortgage-related securities in the past, and Fannie Mae or Freddie Mac may need an injection of additional Treasury capital in the future, there can be no assurance that it will do so in the future. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or the FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the US government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), resulting in Fannie Mae and Freddie Mac reaching the $250 billion target imposed under the preferred stock purchase agreements. Further, when a ratings agency downgraded long-term US government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the US government (although that rating did not directly relate to their mortgage-backed securities). The US government's commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

A Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities likely will be developed in the future, and a Fund may invest in them if the Manager determines that such investments are consistent with the Fund's objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a US government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the US government or considered to be of the highest quality.

Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card)

 IVYSAI2 7/22

21

Investment Strategies and Risks

agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage- backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there normally is some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed. See the section entitled Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund — Municipal Bonds for more information about municipal obligations.

Natural Resources and Physical Commodities

When a Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's investments, the Manager will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural

 IVYSAI2 7/22

22

resources companies. For example, the exploration, development and distribution of coal, oil and gas in the US are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, the Manager considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices recently have been, and continue to be, subject to extreme market volatility. An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity — in coal, natural gas or crude oil — this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•
cross-commodity arbitrage can negatively impact a Fund's investments;

•
fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•
fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•
environmental restrictions can increase costs of production;

•
restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•
war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of a Fund's holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Fund also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When a Fund purchases a precious metal or other physical commodity, the Manager currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC under the Internal Revenue Code of 1986, as amended (Code), a Fund may not derive more than 10% of its yearly gross income from gains (without regard to losses) resulting from selling or otherwise disposing of precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Distributions and Taxes - Taxes. Accordingly, a Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

The ability of a Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to a Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. A Fund's direct investment in precious metals is limited by tax considerations. See Distributions and Taxes - Taxes.

 IVYSAI2 7/22

23

Investment Strategies and Risks

Options, Futures and Other Derivatives Strategies

General. The Manager may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of a Fund's investments.

Generally, each Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since each Fund is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security. Therefore, the transaction relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities.

Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of the Manager.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared.”

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but, central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The assets of a Fund may not be fully protected in the event of the bankruptcy of the futures commission merchant (FCM) or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

In addition, the banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The compliance date was September 1, 2016, for the beginning of the phasing in of the initial margin requirements for the firms that are very active in the swaps market, and only about twenty of the largest swap dealers were affected on that date. As of March 1, 2017, variation margin requirements became applicable to all financial end-users, including the Funds, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020. As of that date, financial end-users with a “material swap exposure” of $8 billion in notional value will be subject to initial margin requirements for uncleared swaps.

Three years after the rules on a Fund's use of derivatives initially were proposed by the SEC, in November 2019 the SEC voted to propose a new rule that, if adopted, could impose new limits on the ability of a Fund to invest or remain invested in derivatives. As of the date of this SAI, the rule is a proposal and is not in effect. Constraints on the ability of the Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Fund's assets could have an adverse impact on a Fund.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into

 IVYSAI2 7/22

24

derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. New requirements, even if not directly applicable to the Funds, may increase the cost of the Funds' investments and cost of doing business.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a "commodity pool operator" (CPO) under the Commodity Exchange Act (CEA). Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the- money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the CPO rules, to qualify for an exclusion under the amended regulation, the operator of a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, a Fund's ability to use Financial Instruments may be limited by tax considerations. See Distributions and Taxes - Taxes.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, a Fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury's determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Rule 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, a Fund will limit its investment in NDFs as discussed above.

CFTC Rule 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally- cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Rule 4.5.

In addition to the instruments, strategies and risks described below, the Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Manager may utilize these opportunities to the extent that they are consistent with a Fund's objective(s) and permitted by a Fund's investment policies and restrictions and regulations adopted by applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Portfolios' Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

1. Successful use of certain Financial Instruments depends upon the ability of the Manager to predict movements of the overall securities, currency and interest rate markets, among other skills. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

2. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation in the market or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

 IVYSAI2 7/22

25

Investment Strategies and Risks

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not perfectly correlate with the performance of the Fund's other investments. Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

3. If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Manager projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

4. As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

5. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

6. Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for a Fund that, in certain circumstances, could exceed the Fund's net assets and could alter the risk profile of the Fund in unanticipated ways.

7. When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-US Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Certain transactions using Financial Instruments expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

 IVYSAI2 7/22

26

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by a Fund, as well as any loss of expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Fund's place in the contract, called a novation. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a Fund could cause material losses to such Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

 IVYSAI2 7/22

27

Investment Strategies and Risks

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

Over-the-Counter (OTC) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by a Fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows a Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of a Fund's counterparties are guaranteed by their parent holding companies with respect to that counterparty's payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is a standardized agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security, index, currency or commodity at a specific price on a specific date in the future. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts also can be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of a Fund's fixed-income holdings. If the Manager wishes to shorten the average duration of a Fund's fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of a Fund's fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit initial margin that typically is calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the FCM daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a FCM. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. In addition, the CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract or option thereon. For more information, see Speculative Position Limits.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. There also is a risk of loss by a Fund of the initial

 IVYSAI2 7/22

28

and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. When a Fund sells (writes) an option on a futures contract, the Fund is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If a Fund were required to take such a position, it could bear substantial losses.

The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Manager still may not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When a Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.

It also is possible that, where a Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations. Subject to its investment policies and restrictions, each Fund (other than the Municipal Funds) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

 IVYSAI2 7/22

29

Investment Strategies and Risks

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its investment policies and restrictions, each Fund (other than Delaware Ivy Limited-Term Bond Fund and the Municipal Funds) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for US dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund also could hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts in an attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the Manager believes might rise in value relative to the US dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of US dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency. The Fund segregates liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity and, in such cases, the Fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Fund might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the Fund. Even if the Fund entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

 IVYSAI2 7/22

30

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

Successful use of forward currency contracts depends on the skill of the Manager in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Manager anticipates. There is no assurance that the Manager's use of forward currency contracts will be advantageous to a Fund or that the Manager will hedge at an appropriate time.

Forward currency contracts in which a Fund may engage include deliverable foreign exchange forwards. A deliverable foreign exchange forward contract provides for the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Foreign exchange forwards typically are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. A Fund also may be required to pay certain commissions. When a Fund enters into a deliverable foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

A Fund also may enter into forward currency contracts that do not provide for physical settlement of the two currencies (each, a Reference Currency), but instead provide for settlement by a single cash payment calculated as the difference between the agreed-upon exchange rate and the prevailing market exchange rate at settlement based upon an agreed- upon notional amount (non-deliverable forwards, or NDFs). NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

NDFs typically may have terms from one month up to two years and are settled in US dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Under definitions adopted by the CFTC and SEC, NDFs are considered swaps, and therefore are included in the definition of “commodity interests.” In contrast, forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward currency contracts, especially NDFs, may restrict the Fund's ability to use these instruments in the manner described above.

Although NDFs historically have been traded OTC, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Speculative Position Limits. The CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Funds are not) may hold, own or control in a particular futures contract or option on a futures contract. Trading limits also are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn, and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. In 2020, the SEC adopted a new rule that will impact the ability of a Fund to invest or remain invested in derivatives. Compliance with the new rule, Rule 18f-4 under the 1940 Act (“Rule 18f-4”), is required by August 2022.Constraints on the ability of the Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Fund's assets could have an adverse impact on a Fund. The regulation of derivatives is a rapidly changing area of law and the impact of these new regulations are not certain at this time.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call

 IVYSAI2 7/22

31

Investment Strategies and Risks

option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, a Fund's investment exposure gained through these combined positions could exceed its net assets.

Turnover. A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund pays a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps currently are, and more in the future are expected to be, subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange- trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, US dollar-denominated payments may be exchanged for

 IVYSAI2 7/22

32

payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, a Fund will receive, and, in a short total return swap, a Fund pays, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in US dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to US interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that, when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Manager and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund's borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If the Manager attempts to use a swap as a hedge against, or as a substitute for, a Fund's portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. The Fund bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by the Manager. If a counterparty's creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced

 IVYSAI2 7/22

33

Investment Strategies and Risks

assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and also can require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Payment-In-Kind (PIK) Securities

Subject to its investment policies and restrictions, a Fund (other than the Municipal Funds) may invest in PIK securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although a Fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for a Fund to dispose of them or to determine their current value.

Real Estate Investment Trust (REIT) Securities

Subject to its investment policies and restrictions, a Fund (other than the Municipal Funds) may invest in securities issued by REITs. A REIT is a domestic corporation (or a trust or association otherwise taxable as such for federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and US government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each Fund's investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments, and subject to its investment policies and restrictions. A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The

 IVYSAI2 7/22

34

amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within 1 to 5 days of the purchase. The primary risk from repurchase agreements is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. A Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by a Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by the Manager.

Restricted Securities

Subject to its investment policies and restrictions, each Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

A Fund also may invest in securities that normally are purchased or resold pursuant to Rule 144A under the 1933 Act (Rule 144A securities). Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities. Rule 144A securities may be resold only to qualified institutional buyers, provided that certain other conditions for resale are met. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the 1933 Act.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to US persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or US exchange and may be less liquid than listed securities.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors.

Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, a Fund could have difficulty selling them when the Manager believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, a Fund may be less able to predict a loss. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund's ability to conduct portfolio transactions in such securities. A Fund also may take a minority interest in a privately offered security, which may limit the Fund's ability to protect shareholders' interests in connection with corporate actions by the privately held company. A Fund's Portfolio Manager may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that Fund may hold. While the Manager believes such service will be beneficial to the Fund and its shareholders, the Portfolio Manager's service as a board member also could create a conflict of interest (or an appearance of a conflict of interest) that may impact the Fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

 IVYSAI2 7/22

35

Investment Strategies and Risks

Short Sales Against the Box

Subject to its investment policies and restrictions, a Fund may sell securities “short against the box;” provided, however, that the Fund's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. None of the Funds has any present intention to sell securities short in this fashion.

US Government Securities

US government securities are securities issued or guaranteed as to principal or interest by the US, or by a person controlled or supervised by and acting as an instrumentality of the US government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by US government agencies or instrumentalities are backed by the full faith and credit of the US government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by US government agencies or instrumentalities are not backed by the full faith and credit of the US government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the FHLB, Fannie Mae or Freddie Mac, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a US government agency or instrumentality are not backed by the full faith and credit of the US government, there can be no assurance that the US government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if the Manager is satisfied that the credit risk involved is acceptable.

US government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by US government agencies or instrumentalities, including, but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Both Fannie Mae and Freddie Mac are instrumentalities of the US government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the US government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, each Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also generally are less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When a Fund makes a

 IVYSAI2 7/22

36

commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when- issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Manager to correctly anticipate increases and decreases in interest rates and prices of securities. If the Manager anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the Manager anticipates a decline in interest rates and a rise in prices, and, accordingly, a Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Manager is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund's NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when- issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund's shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash. Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates Separate Trading of Registered Interest and Principal of Securities (STRIPS) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation also can be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the US government, a government agency, or a corporation in zero coupon form.

Short-Term Debt Instruments and Temporary Investments

Each Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting a Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Manager determines that conditions warrant, a Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term US government securities, including custodial receipts evidencing separately traded interest and

 IVYSAI2 7/22

37

Investment Strategies and Risks

principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (NRSRO), such as S&P or Moody's, or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers' acceptances) of US domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

US Government Securities. Examples of types of US government obligations in which a Fund may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

•
US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•
Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

•
US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•
US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. A Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

•
Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•
Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

•
Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days may be considered to be illiquid investments.

Subject to its investment policies and restrictions, a Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivative instruments, for defensive purposes.

 IVYSAI2 7/22

38

Delaware Ivy Managed International Opportunities Fund

Delaware Ivy Managed International Opportunities Fund is a fund of funds; it invests primarily in a combination of underlying Delaware Funds, as described in the Prospectus.

Other Direct Investments of Delaware Ivy Managed International Opportunities Fund

Delaware Ivy Managed International Opportunities Fund may invest directly in securities issued or guaranteed by the US government or any of its agencies or instrumentalities (US government securities), commercial paper and other short- term corporate obligations, other money market instruments, including repurchase agreements, and any other security, as that term is defined in the 1940 Act. Under normal circumstances, Delaware Ivy Managed International Opportunities Fund anticipates investments in these securities and instruments to be minimal.

Delaware Ivy Managed International Opportunities Fund also may purchase shares of any investment company registered under the 1940 Act that is not affiliated with the Ivy Funds (an “unaffiliated fund”), provided that, immediately after such purchase, Delaware Ivy Managed International Opportunities Fund does not own more than 3% of the total outstanding stock of such unaffiliated fund. Delaware Ivy Managed International Opportunities Fund anticipates that investments in unaffiliated funds will be minimal, if any.

Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund (each, a Municipal Fund)

Municipal Bonds. Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

State and local government authorities and agencies may issue a special type of municipal bond called private activity bonds (PABs). Each Municipal Fund may purchase a PAB only if the interest on it is exempt from federal income taxation, although such interest may be an item of tax preference for purposes of the federal alternative minimum tax (AMT). In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities such as for energy and pollution control. PABs also are used to finance public facilities such as airports and mass transit systems. The credit quality of PABs usually is directly related to the credit standing of the user of the facilities being financed. Each Municipal Fund may invest an unlimited percentage of its assets in municipal bonds that are PABs.

Municipal leases and participation interests therein are another type of municipal bond (collectively, lease obligations). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include the following: (1) the frequency of trades and quotes for the obligations, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the securities, (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (6) the credit quality of the issuer and the lessee, and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

Neither Municipal Fund has held, or intends to hold, municipal lease obligations directly as a lessor of the property, but each Municipal Fund may from time to time purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives a Municipal Fund a specified, undivided interest in the municipal lease obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance restrictions. In determining the liquidity of a municipal lease obligation, the Manager will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-purchase agreement as its base. See Asset-Backed Securities. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

The Municipal Funds also may invest in municipal notes, which include tax anticipation notes (TANs), revenue anticipation notes (RANs), and bond anticipation notes (BANs). TANs are issued to finance working capital needs of municipalities.

Generally, TANs are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. RANs are issued in expectation of receipt of non-tax revenue, such as that available under federal revenue-sharing programs. BANs are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the BANs.

The Manager and the Municipal Funds rely on the opinion of bond counsel for an issuer of an obligation in determining whether the interest thereon is excludable from gross income for federal income tax purposes. Distributions by the Fund may become taxable to shareholders due to noncompliant conduct

 IVYSAI2 7/22

39

Investment Strategies and Risks

by a bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service (IRS) or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. Nonetheless, the Fund may continue to hold the obligation. If the obligation is sold, a loss might occur upon such sale.

Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds (or unrated bonds of comparable quality as determined by the Manager) usually, but not always, have higher yields than similar but higher-rated bonds (or unrated bonds of comparable quality as determined by the Manager).

Medium- or lower-rated municipal securities (securities typically rated BBB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, determined by the Manager to be of comparable quality) are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by a Municipal Fund and also may limit the ability of a Municipal Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Low-rated securities (securities typically rated BB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by the Manager to be of comparable quality) (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. The market for low-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for low-rated debt securities, the Manager's research and credit analysis are an especially important part of managing securities of this type held by a Municipal Fund. The Manager regularly monitors the issuers of low-rated debt securities in each Municipal Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Municipal Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder if it determines this to be in the best interest of its shareholders. See Specific Securities and Investment Practices — Low-Rated Securities below.

Now or in the future, a NRSRO may use different rating designations for municipal obligations depending on their maturities on issuance or other characteristics. Credit ratings for individual securities may change from time to time, and, if unrated, a Municipal Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds which it may buy.

Defensive Strategies and Temporary Investments. To shorten the average maturity of its portfolio, the Municipal Funds may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase. Another reason for buying either these short-term municipal bonds or “taxable obligations” (i.e., obligations, the interest on which is subject to federal income tax), up to the 20% limitation on taxable obligations described below, during normal circumstances is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as the Manager believes a temporary defensive posture should be maintained. When bought during normal market conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

Risks of Certain Types of Municipal Bonds. At any one time, each Municipal Fund may invest significantly in revenue bonds, the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Municipal Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. Each Municipal Fund also could have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

Many of the lower-rated municipal bonds in which a Municipal Fund seeks to invest may be PABs. As discussed above under Municipal Bonds, the entity responsible for payment of the principal and interest on PABs usually is the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent a Municipal Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry.

For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

 IVYSAI2 7/22

40

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities also may be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They also may face competition from alternative health care or conventional housing facilities in the private or public sector.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the Master Settlement Agreement (MSA). The MSA is a settlement agreement between certain states and US tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. These bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to a Municipal Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual US cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to a Municipal Fund than stand-alone MSA bonds.

Auction Rate Securities. Each Municipal Fund may buy auction rate securities, which are debt securities with an interest rate set at auction. Auction rate securities may be issued by state and local governments, agencies and authorities.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The rate is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum rate. The rate set by the auction is the lowest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In addition, there may be no active secondary market for these securities between auctions, and sales conducted on a secondary market may not be on terms favorable to the seller. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so, and therefore, there is no guarantee that a liquid market will exist for a Municipal Fund's investments in auction rate securities at a time when that Municipal Fund wishes to dispose of such securities.

Limited Investment in Other Securities. All of each Municipal Fund's invested assets, other than cash or receivables, must be invested in municipal securities, except that a limited amount of assets may be invested in certain other securities that are referred to in the Prospectus as taxable obligations, which include, among others, repurchase agreements and certain derivative instruments (see discussion below). Under normal conditions, each Municipal Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its net assets would consist of taxable obligations.

However, as a temporary defensive measure, each Municipal Fund may invest up to all of its assets in taxable obligations.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.

 IVYSAI2 7/22

41

Investment Strategies and Risks

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds' third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.

In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Various regulators and industry bodies are working globally on transitioning to alternative rates. The most common tenors of USD LIBOR (overnight and 1-, 3-, 6- and 12- month) will cease publication as of June 30, 2023.

Planning for that transition by various financial industry groups has begun, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are

 IVYSAI2 7/22

42

discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.

Disclosure of Portfolio Holdings Information

Each Fund has adopted a policy generally prohibiting providing portfolio holdings information to any person until 1) after the Fund disseminates its statement to shareholders or 2) the holdings information is publicly available. We provide a list of each Fund's holdings on a shareholder's statement. Portfolio holdings information will be made available to the public on our fund website, at sec.gov, or via phone by calling 888 923-3355.

Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), Waddell & Reed Services Company, the Funds' independent registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' financial printer, and the Funds' proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than described above. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds' portfolio securities). In addition, the Manager will seek to obtain copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

 IVYSAI2 7/22

43

Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Trust's Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of [_____], 2022, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since April 2021 Trustee since April 2021	136	Macquarie Asset Management Public Investments (2015-Present)—Global Head of Macquarie Asset Management Public Investments (2019-Present); Head of Americas of Macquarie Group (2017-Present)	None
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since April 2021	136	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) Managing Member (1993-Present)	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since April 2021 Chair since April 2021	136	Private Investor (2004-Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since April 2021	136	J.P. Morgan Chase & Co. (1987-2013) Chief Executive Officer, Private Wealth Management (2011-2013)	Banco Santander International (2016-2019) Santander Bank, N.A. (2016-2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since April 2021	136	Private Investor (2011-Present)	None

 IVYSAI2 7/22

44

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	136	KPMG LLP (2002-2015) Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015-Present) PatientsVoices, Inc. (2018-Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since April 2021	136	Drexel University—President (2010-Present)

Federal Reserve Bank of Philadelphia (2020-Present)

FS Credit Real Estate Income Trust, Inc. (2018-Present)

vTv Therapeutics Inc. (2017-Present)

Community Health Systems (2004-Present)

Drexel Morgan & Co. (2015-2019)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	136

University of Oklahoma—President (2020-Present);

Interim President (2019-2020);

Vice President and Dean, College of Law (2010-2019)

Brookhaven Investments LLC (commercial enterprises)—Managing Member (2019-Present)

St. Clair, LLC (commercial enterprises)—Managing Member (2019-Present)

					OU Medicine, Inc. (2020-Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007-Present) Ivy Funds (1998-2021)

 IVYSAI2 7/22

45

Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	136	Children's Mercy Hospitals and Clinics (2005-2019) Chief Administrative Officer (2016-2019)

Brixmor Property Group Inc. (2021-Present)

Sera Prognostics Inc. (biotechnology) (2021-Present)

Recology (resource recovery) (2021-Present)

Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

National Association of Corporate Directors (2017-Present)

Ivy Funds Complex (2019-2021)

American Shared Hospital Services (medical device) (2017-2021)

Ivy NextShares (2019)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since April 2021	136	Banco Itaú International—Chief Executive Officer (2012-2016)

Florida Chapter of National Association of Corporate Directors (2021-Present)

Callon Petroleum Company (2019-Present)

Camden Property Trust (2011-Present)

New Senior Investment Group Inc. (2021)

Carrizo Oil & Gas, Inc. (2018-2019)

 IVYSAI2 7/22

46

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since April 2021	136	PNC Financial Services Group (1983-2013) Vice Chairman (2009-2013)	HSBC USA Inc. (2014-Present) HSBC North America Holdings Inc. (2013-Present) HSBC Finance Corporation (2013-2018)
Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since April 2021	136	Gore Creek Capital, Ltd. Chief Executive Officer and President (2009-Present)

The Merger Fund (2013-2021), The Merger Fund VL (2013-2021), WCM Alternatives: Event-Driven Fund (2013-2021), and WCM Alternatives: Credit Event Fund (2017-2021)

Grange Insurance (2013-Present)

H&R Block Corporation (2008-Present)

Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 2021	136	3M Company (1995-2012) Vice President and Treasurer (2006-2012)	Okabena Company (2009-2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at MPI.
Daniel V. Geatens[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at MPI.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at MPI.

 IVYSAI2 7/22

47

Management of the Trust

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
2	MPI is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' Manager, principal underwriter, and transfer agent.
3

Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The following table shows each Trustee's ownership of shares of the Funds and of shares of all Delaware Funds as of Dec. 31, 2020, unless otherwise noted.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	Over $100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	$1-$10,000 (Delaware Ivy Natural Resources Fund) $50,001-$100,000 (Delaware Ivy Core Bond Fund)	Over $100,000
Sandra A. J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust's last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex[1,2]
Jerome Abernathy	none	none	$352,500[2]
Thomas L. Bennett (Chair)	none	none	$465,000[2]
Ann D. Borowiec	none	none	$333,500[2]
Joseph W. Chow	none	none	$323,000[2]
H. Jeffrey Dobbs[3]	$265,704	none	none[2,3]
John A. Fry	none	none	$329,000[2]
Joseph Harroz, Jr.[3]	$323,486	none	none[2,3]
Sandra A. J. Lawrence[3]	$273,073	none	none[2,3]
Frances A. Sevilla-Sacasa	none	none	$350,000[2]
Thomas K. Whitford	none	none	$364,500[2]
Christianna Wood	none	none	$352,500[2]
Janet L. Yeomans	none	none	$342,500[2]

 IVYSAI2 7/22

48

[1]

Each Independent Trustee/Director receives: (i) an annual retainer fee of $265,000 for serving as a Trustee/Director for the investment companies in the Delaware Funds by Macquarie family of funds (136 funds in the complex) for which they serve, plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $5,000 fee for attending each telephonic board meeting lasting more than one hour but not more than four hours and $6,000 for each meeting lasting more than four hours on behalf of the investment companies in the complex The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $130,000.

[2]	Represents prior compensation paid by the non-Transaction Funds prior to the Transaction.
[3]

Information relating to compensation paid for the fiscal year ended March 31, 2021 to Messrs. Dobbs and Harroz, Ms. Lawrence, and the Trustees of the Transaction Funds prior to April 30, 2021 is set forth in Appendix B.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. Several of the Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair: Mr. Bennett is the Board's Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of thirteen Trustees. Twelve of the thirteen Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee's normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board's oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following Independent Trustees: Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood. The predecessor Audit Committee held six meetings during the Trust's last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; and Janet L. Yeomans. The predecessor Nominating and Corporate Governance Committee (formerly, the Governance Committee) held five meetings during the Trust's last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's business and professional experience and accomplishments, including

 IVYSAI2 7/22

49

Management of the Trust

prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board's Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Trustees also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow's management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board's expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs — Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He also has served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. — Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Transaction Funds in the Delaware Funds Complex (the “Fund Complex”). The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Transaction Funds.

Sandra A. J. Lawrence — Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations. She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees. She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master's degrees from the Massachusetts Institute of Technology and Harvard Business School. The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa's management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board's expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

 IVYSAI2 7/22

50

Thomas K. Whitford — Mr. Whitford has over 35 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford's senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board's expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 35 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Investment Management since January 2019 and Head of Americas - Macquarie Group since December 2017 and he is responsible for all aspects of the firm's business. He joined the firm as President of MPI - Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust's Independent Trustees.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; and Christianna Wood. The predecessor Investments Committee (formerly, the Investment Oversight Committee) held four meetings during the Trust's last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:

(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Funds' transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust's series, and to provide direction with respect thereto; (6) engaging the services of the Trust's Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management's periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust's assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager's internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board's other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the

 IVYSAI2 7/22

51

Management of the Trust

case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board's approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies — Manager

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager, and MIMAK, as applicable, will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, the Manager has contracted with proxy advisory firms to analyze proxy statements on behalf of the Fund and the Manager's other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing proxy advisory firms' proxy voting activities. If a proxy has been voted for the Fund, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at delawarefunds.com/proxy; and (ii) on the SEC's website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Because the Trust has delegated proxy voting to the Manager, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Fund are voted by the proxy advisory firm in accordance with the Procedures.

Because almost all of the Fund's proxies are voted by the proxy advisory firm pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to the proxy advisory firm's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by the proxy advisory firm and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Fund.

Proxy Voting Policies — MIMAK

Where MIMAK votes proxies on behalf of its clients and accounts, and/or recommend voting action on behalf of its clients and accounts, MIMAK shall do so in a manner that is consistent with the best interest of each of its clients and accounts and their shareholders, considered as a group rather than individually.

 IVYSAI2 7/22

52

For this purpose, “best interest” means in the best economic interest of each client or account and its shareholders, as investors, without regard to any self-interest which MIMAK, its management or affiliates might have in a particular voting matter.

Under Advisers Act Rule 206(4)-6, it would be a fraudulent, deceptive or manipulative act, practice or course of business for MIMAK to exercise voting authority with respect to a client's securities unless MIMAK:

•
has adopted and implemented written policies and procedures, reasonably designed to ensure that MIMAK votes such proxies in the best interest of the client;

•
has described its proxy voting procedures to its clients; and

•
has provided the client with information on how to obtain MIMAK's proxy voting record.

Proxy Voting on Fixed Income and Equity Securities:

MIMAK's corporate actions area is responsible for end to end coordination for proxy voting events and for general operational support for proxy voting. The corporate actions team will (i) obtain meeting and voting details and provide these to portfolio managers; (ii) obtain voting instructions from portfolio managers and ensure successful lodgement via custody or proxy provider; (iii) record details of the event.

Portfolio managers should monitor on an annual basis the policies and procedures followed by all proxy service providers (if any) regarding any actual, potential or apparent conflicts of interest that may have a bearing upon the performance of their retained services; and maintain all required records outlined in the Macquarie Records Management Policy.

MIMAK's Chief Compliance Officer, or designate, is responsible for reviewing MIMAK's records to ensure that these proxy voting policies and procedures are followed.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

As of March 31, 2021, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate $187.5 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries.

The Manager and its affiliates own the name “Delaware Group®.” Under certain circumstances, including the termination of the Trust's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

The Funds' Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days' notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

 IVYSAI2 7/22

53

Investment Manager and Other Service Providers

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Global Bond Fund

0.625% of net assets up to $500 million
0.60% of net assets over $500 million and up to $1 billion
0.55% of net assets over $1 billion and up to $1.5 billion
0.50% of net assets over $1.5 billion and up to $5 billion
0.49% of net assets over $5 billion and up to $10 billion
0.48% of net assets over $10 billion

Delaware Ivy High Income Fund

0.625% of net assets up to $500 million
0.60% of net assets over $500 million and up to $1 billion
0.55% of net assets over $1 billion and up to $1.5 billion
0.50% of net assets over $1.5 billion and up to $10 billion
0.49% of net assets over $10 billion and up to $20 billion
0.48% of net assets over $20 billion

Delaware Global Real Estate Fund

0.95% of net assets up to $1 billion
0.92% of net assets over $1 billion and up to $2 billion
0.87% of net assets over $2 billion and up to $3 billion
0.84% of net assets over $3 billion and up to $5 billion
0.82% of net assets over $5 billion and up to $10 billion
0.80% of net assets over $10 billion

Delaware Ivy Limited-Term Bond Fund

0.50% of net assets up to $500 million
0.45% of net assets over $500 million and up to $1 billion
0.40% of net assets over $1 billion and up to $1.5 billion
0.35% of net assets over $1.5 billion and up to $5 billion
0.34% of net assets over $5 billion and up to $10 billion
0.33% of net assets over $10 billion

Delaware Ivy Managed International Opportunities Fund	0.05% of net assets.
Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund

0.525% of net assets up to $500 million
0.50% of net assets over $500 million and up to $1 billion
0.45% of net assets over $1 billion and up to $1.5 billion
0.40% of net assets over $1.5 billion and up to $5 billion
0.395% of net assets over $5 billion and up to $10 billion
0.39% of net assets over $10 billion and up to $15 billion
0.385% of net assets over $15 billion

Delaware Ivy Natural Resources Fund

0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.70% of net assets over $10 billion

Delaware Ivy International Value Fund

1.00% of net assets up to $500 million
0.85% of net assets over $500 million and up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.70% of net assets over $10 billion

Delaware Ivy Core Bond Fund

0.525% of net assets up to $500 million
0.50% of net assets over $500 million and up to $1 billion
0.45% of net assets over $1 billion and up to $1.5 billion
0.40% of net assets over $1.5 billion and up to $5 billion
0.395% of net assets over $5 billion and up to $10 billion
0.39% of net assets over $10 billion

 IVYSAI2 7/22

54

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Real Estate Securities Fund

0.90% of net assets up to $1 billion
0.87% of net assets over $1 billion and up to $2 billion
0.84% of net assets over $2 billion and up to $3 billion
0.80% of net assets over $3 billion and up to $5 billion
0.76% of net assets over $5 billion and up to $10 billion
0.72% of net assets over $10 billion

 IVYSAI2 7/22

55

Investment Manager and Other Service Providers

During the last three fiscal years, the Funds paid the following investment management fees to its investment advisor:

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Global Bond Fund	$3,262,322 earned $3,260,864 paid $1,468 waived	$2,854,241 earned $2,854,241 paid $0 waived	$2,946,682 earned $2,946,682 paid $0 waived
Delaware Ivy High Income Fund	$21,322,063 earned $21,322,063 paid $0 waived	$21,392,925 earned $21,392,925 paid $0 waived	$25,428,387 earned $25,428,387 paid $0 waived
Delaware Global Real Estate Fund	$857,792 earned $720,370 paid $151,563 waived	$943,030 earned $777,542 paid $165,488 waived	$1,354,185 earned $1,226,674 paid $127,511 waived
Delaware Ivy Limited-Term Bond Fund	$5,195,060 earned $5,195,060 paid $0 waived	$5,352,509 earned $5,352,509 paid $0 waived	$5,420,307 earned $5,420,307 paid $0 waived
Delaware Ivy Managed International Opportunities Fund	$84,195 earned $24,645 paid $59,550 waived	$84,348 earned $65,180 paid $19,168 waived	$89,353 earned $76,816 paid $12,537 waived
Delaware Ivy Municipal Bond Fund	$3,754,054 earned $3,754,054 paid $0 waived	$3,914,436 earned $3,914,436 paid $0 waived	$4,132,387 earned $4,132,387 paid $0 waived
Delaware Ivy Municipal High Income Fund	$4,946,720 earned $4,946,720 paid $0 waived	$5,155,505 earned $5,155,505 paid $0 waived	$5,930,309 earned $5,930,309 paid $0 waived
Delaware Ivy Natural Resources Fund	$2,095,637 earned $2,071,380 paid $24,257 waived	$1,862,084 earned $1,862,084 paid $0 waived	$2,699,748 earned $2,699,748 paid $0 waived
Delaware Ivy International Value Fund	$1,907,503 earned $1,907,503 paid $0 waived	$2,243,765 earned $1,772,594 paid $471,171 waived	$2,685,660 earned $2,121,709 paid $563,951 waived
Delaware Ivy Core Bond Fund	$5,505,131 earned $4,322,665 paid $1,237,115 waived	$6,062,508 earned $4,763,557 paid $1,298,951 waived	$5,497,729 earned $5,225,974 paid $271,755 waived
Delaware Real Estate Securities Fund	$2,970,622 earned $2,965,435 paid $5,187 waived	$2,916,484 earned $2,592,447 paid $324,037 waived	$3,811,122 earned $3,387,755 paid $423,367 waived

The Funds shall pay the Manager an annual management fee as a percentage of average daily net assets. Management fees are accrued daily and paid monthly.

The Manager has entered into sub-advisory agreements (each, a “Sub-Advisory Agreement”) with LaSalle with respect to Delaware Global Real Estate Fund, and Securian AM with respect to Delaware Ivy Core Bond Fund and Delaware Real Estate Securities Fund.

Except for those expenses borne by the Manager under the Investment Management Agreement, LaSalle under its Sub-Advisory Agreement, Securian AM under its Sub-Advisory Agreement, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund's proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Sub-Advisors

Each Sub-Advisory Agreement between the Manager and LaSalle, and Securian AM, will terminate automatically in the event of its assignment or upon the termination of the Investment Management Agreement. In addition, each Sub-Advisory Agreement is terminable at any time, without penalty, by the Board, by a vote of a majority of the outstanding voting securities of the class of capital stock of the Fund, or by the Manager on 60 days' written notice to the sub-advisor, or by the sub-advisor on 60 days' written notice to the Manager.

Each Sub-Advisory Agreement provides that they may be renewed from year to year upon approval by (i) the Board of Trustees or the holders of the majority of the outstanding voting securities of the Fund; and (ii) a majority of the Independent Trustees. At a meeting of the Board of Trustees on Jan. 12, 2021, the

 IVYSAI2 7/22

56

Board of Trustees, including the Independent Trustees, unanimously approved the continuance of each Sub-Advisory Agreement between the Manager and LaSalle, and Securian AM. Each Sub-advisory Agreement will continue in effect for the period from April 30, 2021 through April 30, 2023, unless sooner terminated.

Each subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

LaSalle Investment Management Securities, LLC (LaSalle)

LaSalle Investment Management Securities, LLC (LaSalle), a registered investment adviser located at 100 East Pratt Street, 20th Floor, Baltimore, MD 21202, serves as the investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Delaware Global Real Estate Fund pursuant to an investment subadvisory agreement with the Manager. For its services under the agreement, LaSalle receives fees from the Manager pursuant to the following schedule:

Delaware Global Real Estate Fund	0.475% of net assets up to $1 billion 0.460% of net assets over $1 billion and up to $2 billion 0.435% of net assets over $2 billion and up to $3 billion 0.420% of net assets over $3 billion

For the last fiscal year, the Manager paid LaSalle the following investment sub-advisory fees (shown on an aggregated basis):

3/31/21
Delaware Global Real Estate Fund	$470,556

The investment sub-advisory fees (shown on an aggregated basis) paid to LaSalle as a percentage of the Fund's average daily net assets were as follows:

3/31/21
Delaware Global Real Estate Fund	0.475%

Securian Asset Management, Inc. (Securian AM),

Securian AM, an SEC-registered investment adviser located at 400 Robert Street North, St. Paul, MN 55101, serves as investment sub-advisor to Delaware Ivy Core Bond Fund and Delaware Real Estate Securities Fund. Securian AM was the investment adviser and manager of the Funds' predecessor funds since March 1, 1995. Securian AM was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life. For its services, Securian AM receives a fee from the Manager pursuant to the following schedule for the Fund:

Fee Payable to Securian AM as a Percentage of the Fund's Average Net Assets
Delaware Ivy Core Bond Fund	0.263%
Delaware Real Estate Securities Fund	0.480%[1]

1 Through July 29, 2022, Securian AM has contractually agreed to reduce the sub-advisory fee paid by the Manager by an annual rate of 0.05% of average daily net assets.

Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fees are paid by the Manager to Securian AM as a percentage of the average daily net assets of the Fund managed by Securian AM. For the last fiscal year, the Manager paid Securian AM the following investment sub-advisory fees (shown on an aggregated basis):

For the last fiscal year, the Manager paid Securian AM the following investment sub-advisory fees (shown on an aggregated basis):

3/31/21
Delaware Ivy Core Bond Fund	$3,173,144
Delaware Real Estate Securities Fund	$1,390,676

The investment sub-advisory fees (shown on an aggregated basis) paid to Securian AM as a percentage of the Fund's average daily net assets were as follows:

3/31/21
Delaware Ivy Core Bond Fund	0.263%
Delaware Real Estate Securities Fund	0.430%

The Manager has also entered into sub-advisory agreements on behalf of certain of the Funds, as described below, with MIMAK, MIMEL, MIMGL, and MFMHKL, each of which is an affiliate of the Manager (the “Affiliated Sub-Advisors”).

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of March 31, 2022, MAM managed more

 IVYSAI2 7/22

57

Investment Manager and Other Service Providers

than $279.0 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager's portion of Delaware Ivy High Income Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Limited-Term Bond Fund and Delaware Ivy Core Bond Fund, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK's specialized market knowledge.

MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MAM. MIMEL serves as an investment sub-advisor to Delaware Global Real Estate Fund and Delaware Real Estate Securities Fund, and along with the Manager and its affiliates MIMGL and MFMHKL, is responsible each such Fund's investment program. With respect to Delaware Ivy High Income Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Limited-Term Bond Fund and Delaware Ivy Core Bond Fund, the Manager has principal responsibility for the Manager's portion of the Fund, and the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's specialized market knowledge.

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MAM. MIMGL serves as an investment sub-advisor to Delaware Global Real Estate Fund and Delaware Real Estate Securities Fund, and along with the Manager and its affiliates MIMEL and MFMHKL, is responsible each such Fund's investment program. With respect to Delaware Ivy Global Bond Fund, Delaware High Income Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy International Value Fund and Delaware Ivy Core Bond Fund, the Manager has principal responsibility for the Manager's portion of the Fund, and the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL's specialized market knowledge.

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MAM. MFMHKL serves as an investment sub-advisor to Delaware Global Real Estate Fund and Delaware Real Estate Securities Fund, and along with the Manager and its affiliates MIMEL and MIMGL, is responsible each such Fund's investment program. With respect to Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Natural Resources Fund and Delaware Ivy International Value Fund, the Manager has principal responsibility for the Manager's portion of the Fund, and the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

Pursuant to the terms of the relevant sub-advisory agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Funds. During the Funds' last fiscal year, the Manager did not pay compensation to the Affiliated Sub-Advisors for services rendered under the sub-advisory agreements.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds' shares under a Distribution Agreement dated April 30, 2021. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

The dollar amounts of underwriting commissions for the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 for Class A shares of each of the Funds were as follows:

Fund	2022	2021	2020
Delaware Ivy Global Bond Fund		$36,782	$60,118
Delaware Ivy High Income Fund		$768,719	$1,452,045
Delaware Global Real Estate Fund		$4,203	$11,718
Delaware Ivy Limited-Term Bond Fund		$540,880	$575,960
Delaware Ivy Managed International Opportunities Fund		$32,856	$45,747
Delaware Ivy Municipal Bond Fund		$175,589	$206,918
Delaware Ivy Municipal High Income Fund		$299,001	$471,912
Delaware Ivy Natural Resources Fund		$71,560	$99,082
Delaware Ivy International Value Fund		$19,447	$27,436
Delaware Ivy Core Bond Fund		$160,205	$171,815
Delaware Real Estate Securities Fund		$50,132	$74,012

 IVYSAI2 7/22

58

The dollar amounts of underwriting commissions for the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 for Class B shares of each of the Funds were as follows:

Fund	2022	2021	2020
Delaware Ivy Global Bond Fund		$0	$35
Delaware Ivy Government Money Market Fund		$0	$91
Delaware Ivy High Income Fund		$0	$5,896
Delaware Global Real Estate Fund		$0	$0
Delaware Ivy Limited-Term Bond Fund		$0	$121
Delaware Ivy Managed International Opportunities Fund		$0	$23
Delaware Ivy Municipal Bond Fund		$0	$0
Delaware Ivy Municipal High Income Fund		$0	$417
Delaware Ivy Natural Resources Fund		$30	$169
Delaware Ivy International Value Fund		$0	$62
Delaware Ivy Core Bond Fund		$4	$429
Delaware Real Estate Securities Fund		$0	$210

The dollar amounts of underwriting commissions for the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 for Class C shares of each of the Funds were as follows:

Fund	2022	2021	2020
Delaware Ivy Global Bond Fund		$1,128	$321
Delaware Ivy Government Money Market Fund		$372	$169
Delaware Ivy High Income Fund		$31,001	$32,308
Delaware Global Real Estate Fund		$11	$145
Delaware Ivy Limited-Term Bond Fund		$9,685	$2,494
Delaware Ivy Managed International Opportunities Fund		$75	$83
Delaware Ivy Municipal Bond Fund		$583	$932
Delaware Ivy Municipal High Income Fund		$4,211	$3,979
Delaware Ivy Natural Resources Fund		$1,014	$400
Delaware Ivy International Value Fund		$27	$87
Delaware Ivy Core Bond Fund		$4,228	$3,278
Delaware Real Estate Securities Fund		$96	$133

The dollar amounts of underwriting commissions for the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 for Class E shares of each of the Funds were as follows:

Fund	2022	2021	2020
Delaware Ivy High Income Fund		$7,950	$5,005
Delaware Ivy Limited-Term Bond Fund		$2,001	$2,391
Delaware Ivy Natural Resources Fund		$2,072	$2,677
Delaware Ivy Core Bond Fund		$1,921	1,551
Delaware Real Estate Securities Fund		$937	$1,311

The amounts retained by Ivy Distributors, Inc., the Funds' former distributor, for each Fund for the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 were as follows:

Fund	2022	2021	2020
Delaware Ivy Global Bond Fund		6,346	$5,351
Delaware Ivy High Income Fund		159,127	$217,698
Delaware Global Real Estate Fund		1,300	$2,064
Delaware Ivy Limited-Term Bond Fund		42,170	$60,337

 IVYSAI2 7/22

59

Investment Manager and Other Service Providers

Fund	2022	2021	2020
Delaware Ivy Managed International Opportunities Fund		8,401	$9,203
Delaware Ivy Municipal Bond Fund		32,957	$8,645
Delaware Ivy Municipal High Income Fund		69,474	$98,038
Delaware Ivy Natural Resources Fund		19,542	$22,141
Delaware Ivy International Value Fund		2,543	$7,551
Delaware Ivy Core Bond Fund		38,577	$1,039
Delaware Real Estate Securities Fund		16,251	$17,971

Distribution Services

Under the Distribution Agreement entered into between the Trust and the Distributor, the Distributor serves as principal underwriter and distributor to the Funds.

Under the Distribution and Service Plan (Plan) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act (Rule12b-1), for Class A shares, each Fund may pay the Distributor a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid daily, to compensate the Distributor for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

Under the Plan, for Class C shares, each Fund that offers this share class may pay the Distributor a service fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class C, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the provision of personal services to Class C shareholders and/or the maintenance of Class C shareholder accounts a distribution fee of 0.75% of the Fund's average annual net assets attributable to Class C shares, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of Class C.

Under the Plan, for Class R shares, each Fund that offers this share class pays the Distributor a distribution and service fee at an annual rate of 0.50% of the Fund's average annual net assets attributable to Class R shares, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of Class R shares, the provision of personal services to shareholders and/or maintenance of Class R shareholder accounts.

Under the Plan, for Class Y shares, each Fund that offers this share class pays the Distributor daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund's average annual net assets attributable to Class Y shares, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of Class Y shares, and provision of personal services to shareholders and/or maintenance of Class Y shareholder accounts.

Class I and Class R6 shares are not covered under the Plan.

The Distributor offers the Funds' shares through affiliated and non-affiliated investment professionals and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through the sales force, the Distributor pays commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds' shares, as applicable. The Plan permits the Distributor to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also contemplates that the Distributor may be compensated for its activities in connection with: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. The Plan and the Distribution Agreement contemplate that the Distributor may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or DIFSC, as well as other parties also may provide services to shareholders through telephonic means and written communications. The Distributor may pay other broker-dealers a portion of the fees it receives under the Plan as well as other compensation in connection with the distribution of Fund shares.

For the fiscal year ended March 31, 2022, the Funds paid (or accrued) the following amounts as distribution fees and service fees for each of the noted Funds:

Fund	Class A1	Class B	Class C2	Class R	Class Y3
Delaware Ivy Global Bond Fund	$29,310	$1,233	$29,730	$1,401	$2,075

 IVYSAI2 7/22

60

Fund	Class A1	Class B	Class C2	Class R	Class Y3
Delaware Ivy High Income Fund	$4,359,432	$27,896	$2,678,516	$238,805	$289,623
Delaware Global Real Estate Fund	$14,235	$1,014	$21,445	$4,744	$2,898
Delaware Ivy Limited-Term Bond Fund	$990,384	$1,670	$189,847	$2,327	$6,534
Delaware Ivy Managed International Opportunities Fund	$89,199	$188	$10,140	$542	$391
Delaware Ivy Municipal Bond Fund	$895,812	$514	$63,740	n/a	n/a
Delaware Ivy Municipal High Income Fund	$1,555,323	$1,229	$210,912	n/a	$10,885
Delaware Ivy Natural Resources Fund	$351,096	$3,133	$31,343	$59,712	$27,480
Delaware Ivy International Value Fund	$158,513	$656	$7,342	$220	$2,718
Delaware Ivy Core Bond Fund	$515,584	$1,725	$85,436	$4,629	$17,205
Delaware Real Estate Securities Fund	$358,584	$2,610	$18,612	$2,811	$210,730

1 Delaware Ivy Global Bond Fund, Delaware Global Real Estate Fund and Delaware Ivy Municipal Bond Fund Class A shares accrued $424,420, $29,282 and $1,065,929, respectively, in distribution and service fees prior to waiver.

2 Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, Delaware Global Real Estate Fund and Delaware Ivy Municipal High Income Fund Class C shares accrued $39,582, $2,678,516, $21,939 and $242,008, respectively, in distribution and service fees prior to waiver.

3 Delaware Ivy Global Bond Fund and Delaware Ivy Managed International Opportunities Fund Class Y shares accrued $2,077 and $398, respectively, in distribution and service fees prior to waiver.

The only Trustees or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who also are officers of either the Distributor or its affiliate(s). The Plan is anticipated to benefit the Fund and its shareholders of the affected class through the Distributor's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that its shareholders of a particular class may benefit to the extent that the Distributor's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder's share of Fund and class expenses. Increased Fund assets also may provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares also may reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plan will provide the Distributor with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.

To the extent that the Distributor incurs expenses for which compensation may be made under the Plan that relate to distribution and service activities also involving another Fund within the Delaware Funds, the Distributor typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

The Plan and the Underwriting Agreement were approved by the Board, including the Independent Trustees (who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan).

Among other things, the Plan provides that (1) the Distributor will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding voting securities of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust and Delaware Investments Fund Services Company, doing business as DIFSC, DIFSC (or one of its agents) performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and the handling of

 IVYSAI2 7/22

61

Investment Manager and Other Service Providers

shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. DIFSC is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Under the Shareholder Servicing Agreement with respect to Class A and Class C shares of a Fund (other than Delaware Ivy Government Money Market Fund and Delaware Ivy Managed International Opportunities Fund), the Fund pays DIFSC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, DIFSC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels.

For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) DIFSC has agreed to reduce its per account fees charged to the Funds to $6.00 per account on an annualized basis and pays the third parties for performing such services. The Fund will reimburse DIFSC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Delaware Ivy Government Money Market Fund pays an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month. In addition, for Class A shares of each of Delaware Ivy Government Money Market Fund and Delaware Ivy Limited-Term Bond Fund, the Fund also pays WISC a fee of $0.75 for each shareholder check it processes.

DIFSC (including any affiliate of DIFSC) pays unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests generally are held in an omnibus account. These payments range from an annual fee of $12.00 to $21.00 foreach account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. DIFSC pays the third parties for performing such services and the Fund will reimburse DIFSC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $18.00 per account or an annual fee of 0.20 of 1% that is based on average daily net assets.

With respect to Class I and Class Y shares, each Fund (other than Delaware Ivy Managed International Opportunities Fund) pays DIFSC an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R shares, each Fund (other than Delaware Ivy Managed International Opportunities Fund) pays DIFSC an amount payable on the first day of the month equal to 1/12 of 0.25 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R6 shares, each Fund (other than Delaware Ivy Managed International Opportunities Fund) pays DIFSC an amount payable on the first day of the month equal to 1/12 of 0.01 of 1% of the average daily net assets of the Class for the preceding month.

No fee is charged to Delaware Ivy Managed International Opportunities Fund as compensation for services rendered under the Shareholder Servicing Agreement. Each class does, however, reimburse any “out-of-pocket” expenses incurred by WISC in the performance of its duties under the Shareholder Servicing Agreement.

Fees paid to DIFSC under the Shareholder Servicing Agreement during the past three fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 were as follows:

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Global Bond Fund
Including waiver Excluding waiver	$90,277 $381,458	$14,689 $674,770	$16,693 $733,896
Delaware Ivy High Income Fund
Including waiver Excluding waiver	$2,832,564 $2,868,218	$4,006,228 $4,177,308	$4,715,560 $4,887,076
Delaware Global Real Estate Fund
Including waiver Excluding waiver	$3,992 $92,555	$22,371 $132,349	$38,706 $181,583
Delaware Ivy Limited-Term Bond Fund
Including waiver Excluding waiver	$832,121 $833,157	$1,248,845 $1,251,578	$1,282,168 $1,287,849
Delaware Ivy Managed International Opportunities Fund
Including waiver Excluding waiver	n/a n/a	$0 $1,979	$0 $1,868
Delaware Ivy Municipal Bond Fund
Including waiver Excluding waiver	$372,239 $437,326	$336,466 $652,693	$352,425 $697,965
Delaware Ivy Municipal High Income Fund

 IVYSAI2 7/22

62

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Including waiver Excluding waiver	$39,155 $474,440	$279,803 $734,689	$403,623 $880,604
Delaware Ivy Natural Resources Fund
Including waiver Excluding waiver	n/a $158,401	$575,819 $593,620	$739,208 $760,858
Delaware Ivy International Value Fund
Including waiver Excluding waiver	n/a $156,808	n/a $282,039	n/a $335,120
Delaware Ivy Core Bond Fund
Including waiver Excluding waiver	$12,637 $1,053,739	$282,741 $1,495,304	$267,100 $1,338,875
Delaware Real Estate Securities Fund
Including waiver Excluding waiver	n/a $332,465	$571,959 $580,989	$703,584 $712,516

Where applicable, the amount shown “including” the waiver, in the table above, is the actual shareholder servicing fee paid with a shareholder servicing fee waiver in effect, whereas the amount shown “excluding” the waiver is the shareholder servicing fee that would have been paid by the Fund had the waiver not been in effect.

The Funds also pay certain out-of-pocket expenses of DIFSC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by DIFSC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by the Manager or DIFSC. Out-of-pocket expenses of WISC paid during the past three fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 were as follows:

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Global Bond Fund
Including waiver Excluding waiver	$461,476 $461,482	$45,814 $159,199	$107,779 $215,061
Delaware Ivy High Income Fund
Including waiver Excluding waiver	$2,585,980 $2,586,845	$1,412,413 $1,498,843	$2,161,342 $2,163,539
Delaware Global Real Estate Fund
Including waiver Excluding waiver	$40,981 $55,122	$11,097 $34,043	$21,584 $57,740
Delaware Ivy Limited-Term Bond Fund
Including waiver Excluding waiver	n/a $612,216	n/a $273,456	n/a $346,444
Delaware Ivy Managed International Opportunities Fund
Including waiver Excluding waiver	$245,378 $267,347	$25,592 $61,570	$44,096 $83,693
Delaware Ivy Municipal Bond Fund
Including waiver Excluding waiver	n/a $267,773	$29,989 $128,095	$89,514 $160,170
Delaware Ivy Municipal High Income Fund
Including waiver Excluding waiver	n/a $371,665	$176,833 $214,457	$250,570 $292,164
Delaware Ivy Natural Resources Fund
Including waiver Excluding waiver	$807,155 $831,412	$322,129 $326,851	$495,592 $503,434
Delaware Ivy International Value Fund
Including waiver Excluding waiver	n/a $202,396	n/a $84,976	n/a $113,997

 IVYSAI2 7/22

63

Investment Manager and Other Service Providers

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Core Bond Fund
Including waiver Excluding waiver	$385,275 $439,924	$150,595 $243,732	$171,894 $274,111
Delaware Real Estate Securities Fund
Including waiver Excluding waiver	$366,837 $372,024	n/a $151,826	n/a $220,212

Where applicable, the amount shown “including” the waiver, in the table above, is the actual out-of-pocket expenses paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the out-of-pocket expenses that would have been paid by the Fund had the waiver not been in effect.

Accounting Services

Under the Accounting and Administrative Services Agreement entered into between the Trust and Delaware Investments Fund Services Company, doing business as DIFSC, DIFSC (or a sub-agent) provides the Funds with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting and Administrative Services Agreement, each Fund (other than Delaware Ivy Managed International Opportunities Fund) pays DIFSC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$958
$25 - $50 million	$1,925
$50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one (other than Delaware Ivy Managed International Opportunities Fund), each Fund pays DIFSC a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund's assets are at least $10 million.

Under the Accounting and Administrative Services Agreement, Delaware Ivy Managed International Opportunities Fund pays DIFSC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$479.00
$25 - $50 million	$962.50
$50 - $100 million	$1,479.00
$100 - $200 million	$2,016.50
$200 - $350 million	$2,633.50
$350 - $550 million	$3,437.50
$550 - $750 million	$4,012.50
$750 - $1.0 billion	$5,066.50
$1.0 billion and over	$6,187.50

 IVYSAI2 7/22

64

In addition, for each class of shares in excess of one, Delaware Ivy Managed International Opportunities Fund pays DIFSC a monthly per-class fee equal to 1.25% of the monthly base fee.

Delaware Ivy Managed International Opportunities Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund's assets are at least $10 million.

Fees paid to DIFSC during the past three fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020 for each of the Funds were as follows:

Fund	March 31, 2022	March 31, 2021	March 31, 2020
Delaware Ivy Global Bond Fund	$136,088	$140,886	$141,731
Delaware Ivy High Income Fund	$303,021	$275,415	$278,473
Delaware Global Real Estate Fund	$46,374	$59,529	$69,790
Delaware Ivy Limited-Term Bond Fund	$248,481	$274,487	$274,761
Delaware Ivy Managed International Opportunities Fund	$7,287	$43,040	$44,067
Delaware Ivy Municipal Bond Fund	$146,664	$212,613	$216,927
Delaware Ivy Municipal High Income Fund	$241,136	$264,538	$267,336
Delaware Ivy Natural Resources Fund	$89,023	$93,347	$113,537
Delaware Ivy International Value Fund	$88,637	$95,163	$99,544
Delaware Ivy Core Bond Fund	$228,661	$274,487	$268,586
Delaware Real Estate Securities Fund	$118,675	$105,258	$138,807

Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, the Manager and DIFSC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. The Manager and its affiliates pay the Trustees and Trust officers who are affiliated with the Manager and its affiliates. The Funds pay the fees and expenses of the Independent Trustees.

Custodial and Auditing Services

The Funds' custodian is The Bank of New York Mellon (BNYM), and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Funds' cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Funds' independent registered public accounting firm for its most recent fiscal year, audited the financial statements and financial highlights of each Fund. The Board has selected PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, to serve as the current independent registered public accounting firm for the Funds.

Securities Lending Agent

The Board has approved certain Funds' participation in a securities lending program, whereby a participating Fund lends certain of its portfolio securities to borrowers to receive additional income and increase the rate of return of its portfolio. BNYM serves as the securities lending agent for the program. As securities lending agent, BNYM is responsible for (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of a Fund with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities. The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Funds during the fiscal year ended March 31, 2022:

Securities Lending Activities	Delaware Ivy Global Bond Fund	Delaware Ivy High Income Fund	Delaware Global Real Estate Fund
Gross income from securities lending activities	$10,139	$262,354	$866
Securities lending income paid to BNYM for services as securities lending agent	$15,539	$107,575	$130
Cash collateral management fees not included in securities lending income paid to BNYM	$0	$0	$0
Administrative fees not included in securities lending income paid to BNYM	$0	$0	$0
Indemnification fees not included in securities lending income paid to BNYM	$0	$0	$0

 IVYSAI2 7/22

65

Investment Manager and Other Service Providers

Securities Lending Activities	Delaware Ivy Global Bond Fund	Delaware Ivy High Income Fund	Delaware Global Real Estate Fund
Rebates paid to (received from) borrowers	($184,132)	($1,082,390)	($760)
Other fees not included in securities lending income paid to BNYM	$0	$0	$0
Aggregate fees/compensation for securities lending activities	($168,593)	($974,815)	($630)
Net income from securities lending activities	$178,732	$1,237,169	$1,496

Securities Lending Activities	Delaware Ivy Limited-Term Bond Fund	Delaware Ivy Natural Resources Fund	Delaware Ivy International Value Fund
Gross income from securities lending activities	$6,012	$17,100	$34,869
Securities lending income paid to BNYM for services as securities lending agent	$3,533	$7,034	$5,682
Cash collateral management fees not included in securities lending income paid to BNYM	$0	$0	$0
Administrative fees not included in securities lending income paid to BNYM	$0	$0	$0
Indemnification fees not included in securities lending income paid to BNYM	$0	$0	$0
Rebates paid to (received from) borrowers	($38,150)	($70,837)	($36,163)
Other fees not included in securities lending income paid to BNYM	$0	$0	$0
Aggregate fees/compensation for securities lending activities	($34,617)	($63,803)	($30,481)
Net income from securities lending activities	$40,629	$80,903	$65,350

Securities Lending Activities	Delaware Ivy Core Bond Fund
Gross income from securities lending activities	$12,276
Securities lending income paid to BNYM for services as securities lending agent	$1,863
Cash collateral management fees not included in securities lending income paid to BNYM	$0
Administrative fees not included in securities lending income paid to BNYM	$0
Indemnification fees not included in securities lending income paid to BNYM	$0
Rebates paid to (received from) borrowers	($11,031)
Other fees not included in securities lending income paid to BNYM	$0
Aggregate fees/compensation for securities lending activities	($9,168)
Net income from securities lending activities	$21,444

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

 IVYSAI2 7/22

66

Portfolio Managers

I. Delaware Management Company

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2022 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Åsa Annerstedt Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 8 10	$1.9 billion $2.7 billion $2.9 billion	0 0 0	$0 $0 $0
Adam H. Brown Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 3 5	$6.3 billion $457.0 million $227.6 million	0 0 0	$0 $0 $0
Stephen J. Czepiel Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	19 0 26	$8.7 billion $0 $4.3 billion	0 0 0	$0 $0 $0
Gregory A. Gizzi Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	19 0 7	$8.7 billion $0 $4.3 billion	0 0 0	$0 $0 $0
Christopher Gowlland Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 0 4	$2.2 billion $0 $1.2 billion	0 0 0	$0 $0 $0
Samuel Halpert Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 0 2	$824.7 million $0 $2.0 million	0 0 0	$0 $0 $0
Jens Hansen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 8 10	$1.9 billion $2.7 billion $2.9 billion	0 0 0	$0 $0 $0
J. David Hillmeyer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	12 6 54	$20.4 billion $1.0 billion $7.0 billion	0 0 1	$0 $0 $454.9 million
Matthew Hodgkins* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 1	$0 $0 $5.2 million	0 0 0	$0 $0 $0
Allan Saustrup Jensen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 8 10	$1.9 billion $2.7 billion $2.9 billion	0 0 0	$0 $0 $0
Claus Juul Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 8 10	$1.9 billion $2.7 billion $2.9 billion	0 0 0	$0 $0 $0

 IVYSAI2 7/22

67

Portfolio Managers

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Geoffrey King Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 0 0	$824.7 million $0 $0	0 0 0	$0 $0 $0
Jessica Koh* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 1	$0 $0 $4.6 million	0 0 0	$0 $0 $0
Stefan Löwenthal Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	56 45 15	$19.0 billion $2.4 billion $1.6 billion	0 0 0	$0 $0 $0
Daniela Mardarovici Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	12 3 46	$20.4 billion $1.0 billion $7.0 billion	0 0 0	$0 $0 $0
James Maydew* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 3 20	$0 $878.0 million $2.0 billion	0 0 1	$0 $0 $132.0 million
John P. McCarthy Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	10 2 5	$6.3 billion $443.8 million $227.6 million	0 0 0	$0 $0 $0
Matthew Mulcahy Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 16 22	$632.9 million $5.4 billion $20.1 billion	0 0 0	$0 $0 $0
Klaus Petersen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 8 10	$1.9 billion $2.7 billion $2.9 billion	0 0 0	$0 $0 $0
Jake van Roden Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	18 0 1	$8.0 billion $0 $125.1 million	0 0 0	$0 $0 $0
Andrew Vonthethoff Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 8 2	$632.9 million $3.6 billion $1.4 billion	0 0 0	$0 $0 $0
Ryan Watson* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 0	$0 $0 $0	0 0 0	$0 $0 $0
Jürgen Wurzer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	56 45 15	$19.0 billion $2.4 billion $1.6 billion	0 0 0	$0 $0 $0

 IVYSAI2 7/22

68

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Aaron D. Young Registered Investment Companies[1] Other Pooled Investment Vehicles Other Accounts	27 0 0	$9.4 billion $0 $0	0 0 0	$0 $0 $0

[1]	For three of these accounts, Mr. Young is responsible for only a portion of the assets managed.
*

Messrs. Hodgkins, Maydew, Watson and Ms. Koh became portfolio managers of the Delaware Real Estate Securities Fund and Delaware Global Real Estate Fund effective July 31, 2022. Information is as of May 31, 2022.

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager and MIMAK have adopted procedures designed to allocate investments fairly across multiple funds and accounts.

Some of the accounts managed by the portfolio managers as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager has an incentive to manage this account so as to enhance his or her performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager and MIMAK's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio's manager's compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — Global Listed Real Estate (Hodgkins, Maydew, Koh, Watson). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — Global Natural Resources Equity (Halpert and King). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the associated revenues with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly Lipper, Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

 IVYSAI2 7/22

69

Portfolio Managers

Bonus — International Value Equity (Gowlland). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in February/March and takes effect from April 1 of that year. Aggregate staff profit share is linked to Macquarie Group's profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Compensation is not directly based on the pre or post tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation.

Bonus — Global Value Equity (Hansen, Petersen, Annerstedt, Jensen, Juul). Fixed remuneration is determined by the individual's skills, contribution to MGL's success and competitor analysis to attract and retain the highest caliber staff. Performance based remuneration is in the form of profit share which is discretionary in nature and truly variable. Performance-based profit share is allocated to Macquarie Group Limited (MGL) businesses and, in turn, to individuals based on performance. Performance is primarily assessed based on relative contribution to profits while taking into account capital usage and risk management. This results in businesses and individuals being motivated to increase earnings and to use shareholder funds efficiently, consistent with prudent risk-taking. The Global Value Equity team is a separate profit center within MGL, and they receive a portion of the profits generated by the Global Value Equity Business. Performance assessment and profit share split is a function of many aspects; these are listed below in decreasing order of significance:

•
Profitability of the funds managed. As revenue is generated from the management fees, profitability is a function of the assets under;

•
Performance of equity funds excess to benchmark and relative to peers over 1-, 3-, and 5- years;

•
Research quality and efficiency;

•
Product development initiative; and

•
Overall business unit profitability.

In addition, other qualitative measures are used in assessing individual performance, such as: how business is done, governance and compliance, long-term sustainability, people leadership, and adherence to MGL's goals and values. Staff are motivated to work co-operatively given that their profit share will reflect MGL's overall performance, the relative performance of their business and their individual contribution. MGL endorses profit share retention whereby a proportion is retained and notionally invested in underlying assets/funds the individual is responsible for to align employees' interests with those of the wider business.

Bonus — MIMAK / Ivy (Lowenthal, Wurzer, Young). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — Fixed Income (All Remaining). An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to a Fund's Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Asset Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager's retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

 IVYSAI2 7/22

70

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Securities

As of March 31, 2021, the portfolio managers beneficially owned shares of the Funds, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of any Fund.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
Stephen J. Czepiel	Delaware Ivy Municipal High Income Fund	None
Gregory A. Gizzi	Delaware Ivy Municipal High Income Fund	None
Jake van Roden	Delaware Ivy Municipal High Income Fund	None
Aaron D. Young	Delaware Ivy Managed International Opportunities Fund	None

[1]	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
[2]	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Trading Practices and Brokerage

MIMBT selects brokers, dealers, and banks to execute transactions for the purchase or sale of equity securities based upon a judgment of their professional capability to provide the service. The primary consideration is to seek brokers or dealers that provide “best execution.” A determination of “best execution” encompasses many factors, including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account in the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

One of the duties undertaken by the Manager pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund. For each of Delaware Global Real Estate Fund, Delaware Ivy Pzena International Value Fund, Delaware Ivy Core Bond Fund, and Delaware Real Estate Securities Fund, the Manager has delegated this duty primarily to the Fund's sub-advisor.

Delaware Ivy Managed International Opportunities Fund will purchase and sell the portion of its securities, Class R6 shares of the underlying Transaction Funds, without commission or other sales charge. To the extent the Fund purchases or sells US government securities, commercial paper and other short-term corporate obligations and other money market instruments, including repurchase agreements, such transactions may be made directly with the issuers, dealers or banks, as further described below.

With respect to most Funds with fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions primarily are paid for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained.

Since certain clients have similar investment objectives and programs, MIMBT generally will place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if it is believed that joint execution is in the best interest of each participant, will result in best execution and not systematically advantage or custody any single client or group of clients over time. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions at different prices, each account participating in the order will be allocated an average price obtained from the executing broker. To ensure the equitable distribution of investment opportunities among clients of the firm, MIMBT has adopted written trade allocation guidelines for its trading desks. Although the joint execution of orders and/or other allocation of

 IVYSAI2 7/22

71

Trading Practices and Brokerage

orders could, in some cases, adversely affect the price or volume of the security that a particular account obtains, it is the opinion of MIMBT that the advantages of combined orders and/or other allocation outweigh the possible disadvantages of separate transactions.

For a partially filled IPO order, subject to certain variances specified in the written procedures, the Manager generally allocates the shares pro rata among the included funds and/or advisory accounts based on the total assets of each account, subject to adjustments for de minimis allocations and round lots. Funds/accounts with investment strategies and policies that make an IPO more appropriate for those accounts may receive greater allocations compared to accounts for which the IPO is less suitable. An amount otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate the account's cash availability, position limitations and investment restrictions. In such cases, the shares that would otherwise have been allocated to such accounts shall be reallocated to the remaining accounts in accordance with the written procedures. In all cases, the Manager seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its portfolios/funds and other advisory accounts.

Similarly, to the extent permitted by applicable law, a Fund's sub-advisor may aggregate the securities to be sold or purchased for the Fund with those of other accounts managed by the sub-advisor. The sub-advisor is obligated to allocate any securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it believes to be the most equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

Fund sub-advisors are required to effect derivative transactions using derivatives documentation executed by the Manager (e.g., ISDA Master Agreements and corresponding documents). A Fund's sub-advisor is not authorized to trade derivative instruments under any other derivatives documentation.

To effect the portfolio transactions of a Fund, the Manager is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services directly or through others (research and brokerage services) considered by the Manager to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which the Manager has investment discretion.

In order to pay for some of the investment research that is obtained from third-party sources, MIMBT employs the use of soft dollars. Soft dollars are an arrangement in which a portion of each commission is used to pay for eligible services or research in addition to trade execution. MIMBT utilizes commission sharing agreements (CSAs) to facilitate the payments to research providers. With a CSA, one combined commission rate is paid to an executing broker. A portion of the client commission is directed to the broker for its execution services while the other portion is a separately identified charge that is paid to a pool of “credits” and is used to obtain research products or services for the benefit of MIMBT's investment decision making process. After accumulating credits within the pool, MIMBT will subsequently direct that those credits be used to pay certain parties in return for eligible research products or services.

The types of research and services received by MIMBT may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities. In addition, the research or services received may include analyses and reports concerning issuers, securities, or industries; information on economic factors and trends; assistance in determining portfolio strategy; providing execution and clearance services and analysis information; and providing portfolio performance evaluation and technical market analysis. MIMBT generally uses these services, and other research services, in connection with its investment decision-making process with respect to one or more funds and accounts, rather than using them exclusively with respect to the fund or account generating the brokerage business

MIMBT, from time to time, causes higher commissions to be paid to brokers and dealers who provide brokerage and research services than would be payable to another broker or dealer. However, as provided in the Securities Exchange Act of 1934 and the investment management agreements with MIMBT's various clients, these higher commissions must always be deemed reasonable in relation to the value of the brokerage and research services received. Additionally, if MIMBT receives a benefit that includes both brokerage and research services used by MIMBT in connection with its investment decision-making process and services used in connection with administrative or other functions not related to the investment decision-making process, MIMBT will make a good faith allocation of brokerage commissions for the brokerage and research services and will pay out of its own resources for services used in connection with administrative or other functions not related to its investment decision-making process. Such allocations are made, to the extent possible, based on some objective unit of measurement such as percentage of time used, number and responsibilities of users, transaction type, or some other unit of measure. At times, consistent with applicable law, MIMBT receives research from a third party. Such third parties may also provide consulting services to clients regarding a variety of other financial services, such as investment management services or refer clients or potential clients to MIMBT. Clients should be aware that these activities have the potential to cause a conflict of interest.

The Manager does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits the Manager from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Manager and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by the Manager.

 IVYSAI2 7/22

72

Such investment research (which may be supplied by a third party) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of the Manager; serves to make available additional views for consideration and comparisons; and enables the Manager to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

The following table sets forth the brokerage commissions paid by each of the Funds during the past three fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020. These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

During the last three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Funds were as follows:

	2022	2021	2020
Delaware Ivy Global Bond Fund	$8,644	$0	$4,442
Delaware Ivy High Income Fund	$109,952	$9,998	$10,091
Delaware Global Real Estate Fund	$98,042	$170,939	$202,220
Delaware Ivy Limited-Term Bond Fund	$930	$0	$0
Delaware Ivy Managed International Opportunities Fund	$0	$0	$0
Delaware Ivy Municipal Bond Fund	$1,258	$2,834	$1,850
Delaware Ivy Municipal High Income Fund	$0	$0	$1,834
Delaware Ivy Natural Resources Fund	$322,595	$154,784	$227,433
Delaware Ivy International Value Fund	$620,540	$115,194	$125,196
Delaware Ivy Core Bond Fund	$28,511	$30,502	$35,369
Delaware Real Estate Securities Fund	$241,724	$448,054	$390,088

The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2022 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

	Amount of Transactions	Brokerage Commissions
Delaware Ivy Global Bond Fund	$0	$0
Delaware Ivy High Income Fund	$1,176,772	$7,191
Delaware Global Real Estate Fund	$180,363,795	$156,750
Delaware Ivy Limited-Term Bond Fund	$0	$0
Delaware Ivy Managed International Opportunities Fund	$0	$0
Delaware Ivy Municipal Bond Fund	$0	$0
Delaware Ivy Municipal High Income Fund	$0	$0
Delaware Ivy Natural Resources Fund	$188,219,391	$145,821
Delaware Ivy International Value Fund	$0	$0
Delaware Ivy Core Bond Fund	$0	$0
Delaware Real Estate Securities Fund	$442,088,507	$380,067

As of March 31, 2022, the Funds held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents:

Fund	Name of Broker/Dealer	Market Value of Aggregate Holdings
Delaware Ivy Global Bond Fund	CITIGROUP GLOBAL MARKETS INC.	$5,360
	J.P. MORGAN SECURITIES LLC	$4,842
	HSBC SECURITIES (USA), INC	$1,958
	MORGAN STANLEY & CO. LLC	$855
	DEUTSCHE BANK SECURITIES, INC.	$3,707
Delaware Ivy Limited-Term Bond Fund	MORGAN STANLEY & CO. LLC	$19,393
	MORGAN STANLEY & CO. LLC	$167
Delaware Ivy Core Bond Fund	MORGAN STANLEY & CO. LLC	$1,389

 IVYSAI2 7/22

73

Trading Practices and Brokerage

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Funds have the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Sales Charges for Class A Shares

The Distributor reallows to broker-dealers a portion of the sales charge paid for purchases of Class A shares as described below and in the Prospectus. A major portion of the sales charge for Class A shares and the CDSC for Class B and Class C shares and for certain Class A shares are paid to financial advisors and registered representatives of third-party broker-dealers. The Distributor may compensate financial advisors for purchases with no associated front-end sales charge or CDSC.

For Delaware Global Bond Fund, Delaware Ivy High Income Fund, Delaware Global Real Estate Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy International Value Fund, Delaware Ivy Core Bond Fund, and Delaware Real Estate Securities Fund:

The Distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:

•
1.00% - Sales of $1 million ($250,000 for Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund) to less than $5 million

•
0.50% - Sales of $5 million to less than $25 million

•
0.25% - Sales of $25 million or more

For Delaware Limited-Term Bond Fund:

The Distributor may pay dealers up to 0.75% on investments made in Class A shares with no initial sales charge, according to the following schedule:

•
0.75% - Sales of $1 million to less than $5 million

•
0.50% - Sales of $5 million to less than $25 million

•
0.25% - Sales of $25 million or more

On each purchase of the Class A shares of the Funds offered at the then public offering price, including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund's then current prospectus and in this SAI (see “Reasons for Differences in the Public Offering Price of Class A Shares”).

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust's registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of such Fund. Shareholders of the Funds' Institutional Classes may not vote on any matter that affects the Retail Classes' distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes' Rule 12b-1 Plans that relate to the Class of shares that they hold. However, a Fund's Class C shares may vote on any proposal to increase materially the fees to be paid by such Fund under the Rule 12b-1 Plan relating to its Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes' Rule 12b-1 Plans will be allocated solely to those classes.

On June 10, 2022, the Class E shares of the Fund were liquidated.

Noncumulative Voting

The Trust's shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

 IVYSAI2 7/22

74

Purchasing Shares

The Shares of the Funds

The shares of each of the Funds represent an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

Each Fund (other than Delaware Ivy Municipal Bond Fund which does not offer Class I or Class Y) currently offers five classes of its shares: Class A, Class C, Class I, Class R6, and Class Y. Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, Delaware Global Real Estate Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy International Value Fund, Delaware Ivy Core Bond Fund, and Delaware Real Estate Securities Fund offer Class R.

Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC.

Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund. Conversions of Class C shares into Class A shares will generally occur monthly during the calendar year, on the 18th day or next business day of each month (each, a “Conversion Date”). If the eighth anniversary after a purchase of Class C shares falls on a Conversion Date, an investor's Class C shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class C shares will be converted on the next Conversion Date after such anniversary.

The automatic conversion of Class C to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through a reinvestment of dividends will convert to Class A shares of the Fund pro rata with Class C shares of that Fund not acquired through dividend reinvestment. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, a Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, a Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary's conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Each Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights, except that due to the differing expenses borne by the classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of a Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust.

 IVYSAI2 7/22

75

Purchasing Shares

Purchase, Redemption and Pricing of Shares

Purchase of Shares

Minimum Initial and Subsequent Investments

General Information

Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in a Fund's best interest. The minimum initial investment generally is $1,000 for Class A shares and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Fund, the Manager, or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Class R, Class R6, and Class I shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

You may purchase only up to $1 million of Class C shares of each Fund at one time. Orders that exceed $1 million or more will be rejected. See “Investment Plans” below for purchase limitations applicable to retirement accounts. An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

Financial intermediaries are responsible for transmitting orders promptly. Each Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Fund. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

Each Fund also reserves the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, each Fund reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary's policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Reduced Sales Charges (Applicable to Class A shares only)

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Funds will no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Funds and of any class of any of the other Delaware Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC,

 IVYSAI2 7/22

76

unless the purchaser acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor's obligation under a letter of intent, Class C shares of the Funds and the corresponding classes of shares of other Delaware Funds that offer such shares may be aggregated with Class A shares of the Funds. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC). Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

•
an individual

•
an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•
a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

•
a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Funds know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Group Investment Plans: Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Profit Sharing, Pension, and 401(k) Defined Contribution Plans) that are not eligible to purchase shares of Class I may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Prospectus, based on total plan assets. If a company has more than one plan investing in Delaware Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Funds at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement Delaware Funds investment accounts if they so notify the Fund or financial intermediary in which they are investing in connection with each purchase. See “Retirement Plans for the Retail Classes” under “Investment Plans” below for information about retirement plans. This feature is dependent on your financial intermediary's right of accumulation policies.

The Limited CDSC may be generally applicable to any redemptions of NAV purchases made on behalf of a group investment plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Fund.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC).

If, for example for an equity fund, any such purchaser has previously purchased and still holds Class A shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of a Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. If, for example, any such purchaser has previously purchased and still holds Class A shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $90,000 and subsequently purchases $10,000 at offering price of additional Class A shares of a Fund, the charge applicable to the $10,000 purchase would currently be 3.50% for a taxable income fund and a tax-free municipal fund and 2.00% for an intermediate, limited term fund and an tax-free intermediate municipal fund.

For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectus to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

Right of Reinvestment Privilege: Holders of Class A shares of the Funds (and of the Class I shares of the Funds holding shares that were acquired through an exchange from one of the other Delaware Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other Delaware Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in Delaware Funds offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class C shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

 IVYSAI2 7/22

77

Purchasing Shares

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Effective July 1, 2021, up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information.

Large Purchases

Reduced sales charges apply to large purchases of the Class A shares of any of the funds within the Delaware Funds or InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A shares in any of the funds within the Delaware Funds and/or a purchase or holding of shares of InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge.

Net Asset Value Purchases of Class A Shares

Class A shares of a Fund may be purchased at NAV by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Delaware Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the Distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of the predecessor parent company, and (for Class A shares only) former participants in the predecessor parent company 401(k) and Thrift Plan and/or the predecessor parent company Retirement Income Plan who are investing the distribution of plan assets into an IRA through the predecessor parent company. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A shares at NAV into new accounts that are established after October 31, 2019.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by the Distributor or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Class A shares. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

Trustees, officers, directors or employees of Minnesota Life Insurance Company (Minnesota Life) or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each may purchase Class A shares at NAV, including purchases into certain retirement plans and certain trusts for these individuals.

Clients of those financial intermediaries that have entered into an agreement with the Distributor and that have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients) may purchase Class A shares at NAV.

Sales representatives, and their immediate family members (spouse, children, parents, children's spouses and spouse's parents) associated with unaffiliated third party broker-dealers with which the Distributor has entered into selling agreements may purchase Class A shares at NAV.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares may be made at NAV by participants in an employee benefit plan described in Section 401(a) (including a 401(k) plan) or Section 457(b) of the Code, where the plan has 100 or more eligible participants, and the shares are held in individual plan participant accounts on the Fund's records.

Individuals (other than those individuals whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Class Y shares may purchase Class A shares at NAV.

Employees, and their immediate family members (spouse, children, parents, children's spouses and spouse's parents) associated with unaffiliated registered investment advisers with which the Manager has entered into sub-advisory agreements may purchase Class A shares at NAV.

Individuals in a multi-participant employee benefit plan described in Sections 401(a), 403(b), or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless the Distributor has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver, may purchase Class A shares at NAV.

 IVYSAI2 7/22

78

Individuals investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers may purchase Class A shares at NAV.

Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a), other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974 may purchase Class A shares at NAV, provided that such plan is assigned to the predecessor parent company as the broker-dealer of record at the time of transfer or rollover.

Purchases of Class A shares by individuals (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Delaware Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b), or 457(b) of the Code, and IRAs under Section 408 of the Code may be made at NAV, provided such reinvestment is made within 90 calendar days of receipt of the required minimum distribution.

Individuals (other than individuals whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Transaction Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.

Individuals investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by the predecessor parent company may purchase Class A shares at NAV.

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund are not charged a sales load and are purchased at NAV.

For purposes of determining eligibility for sales at NAV, an individual's legally-recognized domestic partner who has the same address may be treated as his or her spouse. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” for a description of the dealer commission that is paid.

Sales Charge Waivers for Certain Transactions

Effective July 1, 2021, Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify your financial intermediary in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

•
Exchange of Class A shares of another fund within the Delaware Funds or shares of any portfolio within the InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

•
Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

•
Reinvestment of the proceeds up to 90 days after you redeem shares under certain circumstances. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Depending on the financial intermediary holding your account, your reinvestment privileges may differ from those described in this prospectus. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in

 IVYSAI2 7/22

79

Purchasing Shares

sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges also may be used for certain short-term promotional activities by the Distributor. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Investment Plans

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder's account on that date.

Reinvestment of Dividends in other Delaware Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Funds, in states where their shares may be sold. However, if you received shares as the result of a transaction involving a predecessor fund, you may not be able to reinvest your dividends at the current time. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends and/or distributions from other Delaware Funds may be invested in shares of the Funds, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Class C shares may only be directed to other Class C shares, dividends from Class I shares may only be directed to other Class I shares, dividends from Class R shares may only be directed to other Class R shares, and dividends from Class R6 shares may only be directed to other Class R6 shares.

Compensation to Financial Intermediaries — Dividend and Capital Gains

Dividends and capital gains on Class C shares may be reinvested at NAV, however the Distributor will not compensate the financial intermediaries on the shares resulting from the dividends or capital gains at the time of reinvestment. Shares resulting from dividends and capital gains must age 12 months following the reinvestment date, and Rule 12b-1 Plan fees will be paid to the financial intermediary in the 13th month following the reinvestment date.

Investing by Exchange

If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Funds. If you received shares as the result of a transaction involving a predecessor fund, you may not be able to exchange shares of the predecessor fund into other Delaware Funds at the current time. See “Redemption and Exchange—Limitations on Exchange”. If you wish to open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds' Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit

 IVYSAI2 7/22

80

purchase plan for an account held directly with the Funds' transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder's bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Funds' transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Funds will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option

Shareholders can use the systematic exchange option to invest in the Funds through regular liquidations of shares in their accounts in other Delaware Funds, subject to certain limitations. See “Redemption and Exchange—Limitations on Exchange”. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund, unless you received shares as the result of a transaction involving a predecessor fund, in which case there will be no minimum) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

Retirement Plans for the Retail Classes

An investment in the Funds may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. In addition, the Funds may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial intermediary. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

 IVYSAI2 7/22

81

Investment Plans

The CDSC may be waived on certain redemptions of Class C shares. See the Prospectus for a list of the instances in which the CDSC is waived.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by the Custodian, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Class I shares or Class R6 shares. For additional information, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Determining Offering Price and Net Asset Value

Determination of Offering Price

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Funds' other share classes are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Financial intermediaries are responsible for transmitting orders promptly.

Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day's NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Funds' next Business Day.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund's total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, CMBS, and US government agency MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. A Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

 IVYSAI2 7/22

82

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

Each Class of a Fund will bear a pro rata portion of the common expenses of that Fund. Each class of a Fund will record a pro rata portion of income earned by that Fund. The pro rata calculation will be based on each class's percentage of net assets in that Fund. The Institutional share classes will not incur any of the expenses under the Trust's Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans, and Class R6 shares will not incur any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to any broker, dealer, or other financial intermediaries. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

Redemption and Exchange

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of the Delaware Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Delaware Funds by Macquarie Service Center at 800 523-1918. The Funds may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

Orders for the repurchase of Fund shares that are submitted to the Delaware Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Delaware Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Funds or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Funds will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Funds or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practical, or it is not reasonably practical for the Funds to fairly value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

 IVYSAI2 7/22

83

Redemption and Exchange

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of each Fund's investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge — Class C shares” under “Purchasing Shares” above and in the Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Retail Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class C shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this SAI. In an exchange of Class C shares, a Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class C shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class C shares for a longer period of time than if the investment in New Shares were made directly.

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. Class C shares acquired by exchange will continue to carry the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class C shares acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion to Class A shares of a fund. Holders of Class R shares of the Funds are permitted to exchange all or part of their Class R shares only for Class R shares of other Delaware Funds or, if Class R shares are not available for a particular fund, for the Class A shares of such fund. To open an account by exchange, call your financial intermediary or the Delaware Funds by Macquarie Service Center at 800 523-1918.

Permissible exchanges into Class A shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C shares will be made without the imposition of a CDSC by the Delaware Fund from which the exchange is being made at the time of the exchange.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds will consider anyone who follows a pattern deemed market timing in any Delaware Fund to be a market timer. Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Funds' Prospectus for more information on their market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

You can write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

 IVYSAI2 7/22

84

Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A or Class I shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.

Written Exchange

You may also write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephonic Redemption and Exchange

To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A or Class I shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

The Funds and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by a Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Delaware Fund into which your shares are being exchanged.

Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your Medallion Signature Guarantee. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the Delaware Funds by Macquarie Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your financial intermediary can exchange your shares into other Delaware Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Funds, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the Delaware Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not

 IVYSAI2 7/22

85

Redemption and Exchange

recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Funds must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Funds or is investing in Delaware Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Distributions and Taxes

Taxes

General

Each Fund is treated as a separate corporation for federal tax purposes. Each Fund has qualified since its inception for treatment as a registered investment company (RIC) under the Code, and each intends to continue to qualify for that treatment so that it is relieved of federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year, plus, in the case of each Municipal Fund, its net interest income excludable from gross income under Section 103(a) of the Code (Distribution Requirement) and must meet several additional requirements. For each Fund, these requirements include the following:

•
the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts, or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

 IVYSAI2 7/22

86

•
at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than US government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

The gains that a Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund's investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by a Fund in precious metals, structured notes linked to precious metals or options or futures contracts on precious metals made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. Each Fund that invests in such metals, notes, options or futures contracts intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

A Fund will be able to cure a failure to satisfy any of the Income and RIC Diversification Requirements under the RIC Modernization Act of 2010 (the Modernization Provisions) as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

A Fund may invest in one or more wholly-owned foreign or domestic subsidiaries as special purpose entities to hold certain investments that, if held directly by the Fund, might not generate Qualifying Income. Any such domestic special purpose entity likely would be subject to federal income tax, resulting in a reduced after-tax yield on the investment return of the assets held by it, as compared with a direct investment by the Fund in such assets. Moreover, income and gains generated by a Fund's foreign wholly-owned subsidiary would be treated as constructively earned by the Fund each taxable year, thus resulting in the Fund's having to make larger taxable distributions to its shareholders attributable to that income.

If any Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for federal tax purposes, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain and, for each Municipal Fund, distributions that otherwise would be “exempt-interest dividends” as described below, as taxable dividends to the extent of the Fund's earnings and profits, taxable as ordinary income, except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to federal income tax at the rates for net capital gain - a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually); and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions a Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

Each Fund will be subject to a nondeductible 4% federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

When a Fund engages in securities lending, while securities are loaned out by such Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass- through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund

A Municipal Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“municipal market discount bonds”). Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of

 IVYSAI2 7/22

87

Distributions and Taxes

maturity thereof. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition; in lieu of such treatment, a Municipal Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Investments in Partnerships and QPTPs

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income. All of the net income derived by a fund from an interest in a QPTP will be treated as Qualifying Income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for US federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for US federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs generally are expected to be treated as partnerships for US federal income tax purposes, some MLPs may be treated as passive foreign investment companies or “regular” corporations for US federal income tax purposes. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and US possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Subject to its investment policies and restrictions, a Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.

Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, a Fund might make a “qualified electing fund” (QEF) or “marked-to-market” election.

If a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to mark-to-market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market

 IVYSAI2 7/22

88

value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

Each Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gains or losses. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies (see the discussion under General above regarding options and futures contracts on gold), will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any Financial Instrument to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax.

A Fund's need to satisfy the Income Requirement and the RIC Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement in particular, whether such a payment is, wholly or partially, ordinary income or capital gain will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the IRS. While each Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the IRS might not accept that treatment. If it did not, a Fund's status as a RIC might be affected. The Funds intend to monitor developments in this area.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which a Fund may invest will be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked to market (that is, treated as sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. A Fund may need to distribute any net marked-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income, and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain a Fund recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.

Under Code Section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to

 IVYSAI2 7/22

89

Distributions and Taxes

exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income, rather than affecting the amount of its net capital gain. (Note, however, that under certain circumstances, a Fund may make an election to treat foreign currency gain or loss on certain forward contracts, futures contracts and options as capital gain or loss). If a Fund's Section 988 losses (other than those to which such an election applies) exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures, or forward currency contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

The premium a Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security's basis.

Income from REITs

Subject to its investment policies and restrictions, a Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be “excess inclusion income.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income; however, those regulations have not yet been issued.

Under a 2006 Notice issued by the IRS, a portion of a Fund's income from a US REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a TMP will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, TMP directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax- exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income. However, no Fund will invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Income from OID Securities

Subject to its investment policies and restrictions, a Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that accrues on them during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because a Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax, and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID), to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

 IVYSAI2 7/22

90

Investments in Convertible Securities

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Shareholder Tax Considerations

Dividends a Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that a Fund's dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the federal income tax rates for net capital gain - a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of a Fund's dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) - the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations - subject to similar restrictions.

Distributions to you of a Fund's net capital gain (net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs and other tax-exempt investors will be subject to federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or additional Fund shares.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

A shareholder's cost basis information will be provided on the redemption of any of the shareholder's shares, subject to certain exceptions for exempt recipients. The Funds will calculate the shareholder's cost basis using its default method, unless the shareholder instructs a Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short- term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations - which may occur for one or more Funds - the Fund will be eligible to, and may file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or US possessions sources (“foreign-source income”) as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held that Fund's shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with

 IVYSAI2 7/22

91

Distributions and Taxes

respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder's conduct of a US trade or business.

Income dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate) and US estate tax. Income from a Fund that is effectively connected with a US trade or business carried on by a foreign shareholder will subject ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Generally, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general,

US source (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of

US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Funds reserve the right to not report interest- related dividends or short-term capital gain dividends. Additionally, the Funds' reporting of interest-related dividends or short- term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN-E (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN-E provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign tax.

Foreign shareholders may be subject to US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Funds from net long-term capital gains, exempt-interest dividends, interest-related dividends and short- term capital gain dividends, if such amounts are reported by the Funds. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to back-up withholding at a rate of 24%, if such shareholder fails to properly certify that he or she is not a US person.

Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. After December 31, 2018, FATCA withholding also would have been applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale or a redemption of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Funds may rely, such withholding no longer is required unless final regulations provide otherwise (which is not expected). As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts US persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, also certifies that (i) it has no substantial US persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be a Fund). The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has US accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

 IVYSAI2 7/22

92

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with US regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial US owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisor regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Municipal Fund Shareholders

Dividends paid by a Municipal Fund will qualify as exempt-interest dividends, and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a) of the Code. Each Municipal Fund intends to continue to satisfy this requirement. The aggregate dividends paid by a Municipal Fund and excludable from all its shareholders' gross income for a taxable year may not exceed the Fund's net tax-exempt income for the year. Each Municipal Fund uses the average annual method to determine the exempt-interest portion of each distribution, and the percentage of income identified as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from a Municipal Fund under state and local income tax laws may differ from the treatment thereof under the Code.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Fund shares is not deductible for federal income tax purposes.

Entities or other persons who are “substantial users” (or persons related to substantial users) of facilities financed by PABs should consult their tax advisors before purchasing Municipal Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, “substantial user” is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose modified AGI (including income from tax-exempt sources such as a Municipal Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Municipal Fund still will be tax-exempt to the extent described above; they will only be included in the calculation of whether a recipient's income exceeds the established amounts.

If a Municipal Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds above, the portion of any Municipal Fund dividends attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as exempt-interest dividends. Moreover, if a Municipal Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to its shareholders.

There also may be collateral federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax advisor concerning its investment in Municipal Fund shares.

If Municipal Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any balance of the loss that is not disallowed will be treated as a long- term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Code imposes an AMT on individuals, trusts and estates. Interest on certain PABs is included as an item of tax preference (Tax Preference Item) in determining the amount of a taxpayer's federal alternative minimum taxable income (AMTI), although that interest remains fully tax-exempt for regular federal income tax purposes. To the extent that a Fund receives income from municipal securities that is a Tax Preference Item, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders whose tax liability is determined under the AMT. Each Municipal Fund will annually provide a report indicating the percentage of its income that is a Tax Preference Item.

The American Recovery and Reinvestment Act of 2009 provides that bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs - and the interest thereon thus will not be a Tax Preference Item - and the interest on those bonds will not be included in a corporate taxpayer's ACE.

 IVYSAI2 7/22

93

Distributions and Taxes

The foregoing is an abbreviated summary of certain federal income tax considerations affecting each Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisor for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.

Performance Information

To obtain the Funds' most current performance information, please call 888 923-3355 or visit our website at ivyinvestments.com.

Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

The Funds' Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm for the Trust, for the fiscal year ended March 31, 2021, are included in the Funds' Annual Reports to shareholders. The financial statement information for fiscal years ended prior to March 31, 2021 were audited by the Funds' prior independent registered public accounting firm. The financial statements and Financial Highlights, the notes relating thereto and the reports of PwC listed above are incorporated by reference from the Annual Reports into this SAI. PwC, which is located at 2001 Market Street, Philadelphia, PA 19103, was selected as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2022 and, in its capacity as such, will audit the annual financial statements contained in each Fund's Annual Report.

Principal Holders

As of July 1, 2021, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. Management does not have knowledge of beneficial owners.

Class	Name and Address of Account	Percentage
DELAWARE IVY GLOBAL BOND FUND
Class C
	American Enterprise Investment Svc Minneapolis, MN	6.36%
	Charles Schwab & Co Inc San Francisco, CA	8.88%
	First Clearing, Llc St Louis, MO	13.25%
	Lpl Financial Services San Diego, CA	6.92%
	Raymond James St Petersburg, FL	16.74%
Class I
	American Enterprise Investment Svc Minneapolis, MN	6.70%
	Charles Schwab & Co Inc San Francisco, CA	8.21%
Class R6
	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	86.32%
Class R

 IVYSAI2 7/22

94

Class	Name and Address of Account	Percentage
	Sammons Financial Network Llc Wdm, IA	93.34%
Class Y
	Charles Schwab & Co Inc San Francisco, CA	10.58%
	Nationwide Trust Company Fsb Columbus, OH	69.33%
	Oppenheimer & Co Inc. Fbo Wenatchee, WA	14.12%
DELAWARE IVY HIGH INCOME FUND
Class A
	Lpl Financial Services San Diego, CA	5.53%
Class C
	American Enterprise Investment Svc Minneapolis, MN	12.36%
	First Clearing, Llc St Louis, MO	15.41%
	Lpl Financial Services San Diego, CA	8.91%
	National Financial Services Llc Jersey City, NJ	7.46%
	Raymond James St Petersburg, FL	6.92%
Class I
	American Enterprise Investment Svc Minneapolis, MN	6.24%
	Lpl Financial Services San Diego, CA	5.85%
	National Financial Services Llc Jersey City, NJ	9.85%
Class R6
	Charles Schwab & Co Inc San Francisco, CA	21.53%
	National Financial Services Llc Jersey City, NJ	6.83%
	Nationwide Trustco Fsb Columbus, OH	27.68%
	Voya Institutional Trust Company Braintree, MA	6.67%
Class R
	Adp Access Qualified 401 K Plan Boston, MA	6.22%
	Sammons Financial Network Llc Wdm, IA	47.37%
	Voya Institutional Trust Company Windsor, CT	41.91%
Class Y
	Charles Schwab & Co Inc San Francisco, CA	24.86%

 IVYSAI2 7/22

95

Principal Holders

Class	Name and Address of Account	Percentage
	Great-West Trust Company Llc Fbo Greenwood Village, CO	8.04%
	Mlpf&S For The Sole Jacksonville, FL	8.05%
	Nationwide Trust Company Fsb Columbus, OH	7.12%
	Td Ameritrade Inc Fbo Omaha, NE	6.98%
DELAWARE GLOBAL REAL ESTATE FUND
Class A
	Ivy Investment Management Company Shawnee Msn, KS	9.52%
Class C
	Ivy Investment Management Company Shawnee Msn, KS	79.73%
Class R6
	Ivy Invested 70 Portfolio Shawnee Msn, KS	9.32%
	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	76.28%
Class R
	Voya Institutional Trust Company Windsor, CT	100.00%
Class Y
	Charles Schwab & Co Inc San Francisco, CA	8.53%
	Lpl Financial Services San Diego, CA	91.15%
DELAWARE IVY LIMITED-TERM BOND FUND
Class A
	Edward D Jones & Co Saint Louis, MO	6.20%
Class C
	Charles Schwab & Co Inc San Francisco, CA	28.09%
	Lpl Financial Services San Diego, CA	6.87%
	Mlpf&S For The Sole Jacksonville, FL	13.28%
Class R6
	Bank Of New York-Mellon Cust Shawnee Mission, KS	18.57%
	Cust Bnk Of New York-Mellon Shawnee Mission, KS	8.06%
	Ivy Invested 0 Portfolio Shawnee Msn, KS	28.46%
	Ivy Invested 20 Portfolio Shawnee Msn, KS	16.65%
	Ivy Invested 40 Portfolio Shawnee Msn, KS	6.41%

 IVYSAI2 7/22

96

Class	Name and Address of Account	Percentage
	Ivy Invested 70 Portfolio Shawnee Msn, KS	5.68%
Class R
	Matrix Trustco Denver, CO	72.94%
	Mlpf&S For The Sole Jacksonville, FL	27.01%
Class Y
	Charles Schwab & Co Inc San Francisco, CA	22.99%
	Mid Atlantic Trust Company Fbo Pittsburgh, PA	10.26%
	Mlpf&S For The Sole Jacksonville, FL	8.32%
	Nationwide Trust Company Fsb Columbus, OH	28.94%
	Td Ameritrade Inc Fbo Omaha, NE	16.89%
DELAWARE IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND
Class C
	First Clearing, Llc St Louis, MO	7.36%
	Lpl Financial Services San Diego, CA	11.29%
	Mid Atlantic Trust Company Fbo Pittsburgh, PA	13.03%
Class R6
	Edward D Jones & Co Saint Louis, MO	100.00%
Class R
	Mid Atlantic Trust Company Fbo Pittsburgh, PA	96.03%
Class Y
	Charles Schwab & Co Inc San Francisco, CA	24.22%
	Nationwide Trust Company Fsb Columbus, OH	65.13%
DELAWARE IVY MUNICIPAL BOND FUND
Class A
	Lpl Financial Services San Diego, CA	5.92%
Class C
	First Clearing, Llc St Louis, MO	15.44%
Class R6
	Edward D Jones & Co Saint Louis, MO	97.29%
DELAWARE IVY MUNICIPAL HIGH INCOME FUND

 IVYSAI2 7/22

97

Principal Holders

Class	Name and Address of Account	Percentage
Class A
	P D Orlich Vienna, VA	8.38%
Class C
	American Enterprise Investment Svc Minneapolis, MN	6.97%
	First Clearing, Llc St Louis, MO	9.17%
	National Financial Services Llc Jersey City, NJ	5.30%
	Raymond James St Petersburg, FL	8.89%
	Ubs Financial Services Jersey City, NJ	11.02%
Class I
	First Clearing, Llc St Louis, MO	5.10%
	Lpl Financial Services San Diego, CA	5.68%
	National Financial Services Llc Jersey City, NJ	12.15%
Class R6
	Charles Schwab & Co Inc San Francisco, CA	18.85%
	Edward D Jones & Co Saint Louis, MO	81.15%
Class Y
	Lpl Financial San Diego, CA	66.54%
	Td Ameritrade Inc Fbo Omaha, NE	28.84%
DELAWARE IVY NATURAL RESOURCES FUND
Class A
	Lpl Financial Services San Diego, CA	6.29%
	Morgan Stanley Smith Barney New York, NY	5.73%
Class C
	Charles Schwab & Co Inc San Francisco, CA	7.05%
	First Clearing, Llc St Louis, MO	11.15%
	Lpl Financial Services San Diego, CA	7.90%
	Morgan Stanley Smith Barney New York, NY	6.40%
	Raymond James St Petersburg, FL	13.62%
Class I

 IVYSAI2 7/22

98

Class	Name and Address of Account	Percentage
	Morgan Stanley Smith Barney New York, NY	15.12%
	Ubs Financial Services Jersey City, NJ	7.42%
Class R6
	Ascensus Trustco Fbo Fargo, ND	6.38%
	Charles Schwab & Co Inc San Francisco, CA	22.29%
	Dcgt Trustee & Or Custodian Des Moines, IA	7.54%
	Great-West Trust Company Llc Fbo Greenwood Vlg, CO	10.71%
	Nationwide Trustco Fsb Columbus, OH	8.07%
	Reliance Trustco Fbo Massmutual Atlanta, GA	6.96%
	The Lincoln Life Insurance Company Fort Wayne, IN	15.88%
Class R
	Hartford Life Insurance Co Windsor, CT	56.17%
	Matrix Trustco Denver, CO	5.04%
	Sammons Financial Network Llc Wdm, IA	21.63%
Class Y
	Hartford Life Insurance Co Windsor, CT	60.92%
	Nationwide Trust Company Fsb Columbus, OH	12.68%
DELAWARE IVY INTERNATIONAL VALUE FUND
Class A
	Lpl Financial Services San Diego, CA	6.24%
Class C
	Charles Schwab & Co Inc San Francisco, CA	10.72%
	First Clearing, Llc St Louis, MO	7.19%
	Howell I Strauss Sharon Hill, PA	5.38%
	Joyce Milani E Northport, NY	7.86%
	Lpl Financial Services San Diego, CA	13.36%
Class I
	First Clearing, Llc St Louis, MO	14.54%

 IVYSAI2 7/22

99

Principal Holders

Class	Name and Address of Account	Percentage
	Lpl Financial Services San Diego, CA	7.68%
Class R6
	Ivy Mangaged International Mission, KS	19.73%
	National Financial Services Llc Jersey City, NJ	10.96%
	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	56.07%
Class R
	Adp Access Qualified 401 K Plan Boston, MA	69.65%
	Planmember Services Acting As Agent Carpinteria, CA	25.15%
	Raymond James St Petersburg, FL	5.20%
Class Y
	Charles Schwab & Co Inc San Francisco, CA	9.07%
	Mid Atlantic Trust Company Fbo Pittsburgh, PA	40.17%
	Minnesota Life Insurance Co Saint Paul, MN	11.99%
	Nationwide Trust Company Fsb Columbus, OH	37.22%
DELAWARE IVY CORE BOND FUND
Class A
	Edward D Jones & Co Saint Louis, MO	9.43%
Class C
	American Enterprise Investment Svc Minneapolis, MN	6.13%
	First Clearing, Llc St Louis, MO	13.77%
	Lpl Financial Services San Diego, CA	8.61%
	Raymond James St Petersburg, FL	22.84%
Class I
	American Enterprise Investment Svc Minneapolis, MN	7.96%
Class R6
	Edward D Jones & Co Saint Louis, MO	9.79%
	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	61.73%
Class R
	Mid Atlantic Trustco Fbo Pittsburgh, PA	97.32%
Class Y

 IVYSAI2 7/22

100

Class	Name and Address of Account	Percentage
	Charles Schwab & Co Inc San Francisco, CA	25.98%
	Minnesota Life Insurance Co Saint Paul, MN	6.74%
	Nationwide Trust Company Fsb Columbus, OH	7.24%
	Tiaa-Cref Trust Co Cust/Ttee Fbo Saint Louis, MO	54.97%
DELAWARE REAL ESTATE SECURITIES FUND
Class C
	First Clearing, Llc St Louis, MO	5.90%
	Lpl Financial Services San Diego, CA	7.47%
	Raymond James St Petersburg, FL	6.03%
Class R6
	Charles Schwab & Co Inc San Francisco, CA	16.92%
	Edward D Jones & Co Saint Louis, MO	78.54%
Class R
	Adp Access Qualified 401 K Plan Boston, MA	14.69%
	Ascensus Trust Company Fbo Fargo, ND	21.18%
	Matrix Trustco Denver, CO	15.76%
	Mid Atlantic Trust Company Fbo Pittsburgh, PA	42.10%
Class Y
	Minnesota Life Insurance Co Saint Paul, MN	98.08%

 IVYSAI2 7/22

101

Appendix A — Description of Ratings

Corporate Obligation Ratings

Moody's Investment Grade

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

Moody's Below Investment Grade

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

 IVYSAI2 7/22

102

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

 IVYSAI2 7/22

103

Appendix B — Trustee Compensation

The fees paid to the Transaction Fund Trustees were allocated among the funds within the Transaction Fund Complex based on each fund's relative asset size. During the fiscal year ended March 31, 2021, the Transaction Fund Trustees received (or were entitled to receive) the following compensation for service as a Trustee of the Trust and each of the other trusts within the Transaction Fund Complex:

Predecessor Independent Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]	Total Compensation from the Investment Companies in the Transaction Funds Complex deferred
James M. Concannon	$266,719	$317,500	$135,000
H. Jeffrey Dobbs	$265,704	$316,250	$0
James D. Gressett	$252,105	$300,000	$50,000
Joseph Harroz, Jr.[2]	$323,486	$385,000	$29,000
Glendon E. Johnson, Jr.	$252,105	$300,000	$0
Sandra A.J. Lawrence	$273,073	$325,000	$0
Frank J. Ross, Jr.	$266,816	$317,500	$0
Michael G. Smith	$254,176	$302,500	$76,250
Edward M. Tighe[3]	$206,735	$246,250	$22,625

1 No pension or retirement benefits have been accrued as a part of the Trust's expenses.

2 Mr. Harroz received an additional annual fee of $100,000 for his services as Independent Chair of the predecessor Board and of the Board of Trustees of each of the other trusts within the predecessor Fund Complex.

3 Retired as of December 31, 2020.

Predecessor Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Henry J. Herrmann	$0	$0
Philip J. Sanders	$0	$0

Neither Mr. Herrmann nor Mr. Sanders received compensation from any of the funds in the Transaction Fund Complex. The officers, as well as the Interested Trustees, were paid by the Transaction Funds' prior investment manager or its affiliates.

The board of directors of the Ivy Predecessor Funds created an honorary position of Director Emeritus, whereby a director of the Ivy Predecessor Funds who attained the age of 75 was required to resign his or her position as director and, unless he or she elected otherwise, to serve as a Director Emeritus, provided the director had served on the board of the Ivy Predecessor Funds (or predecessor entity) for at least five years, which need not have been consecutive. A Director Emeritus had no authority or responsibility with respect to the management of the Funds, but did receive fees in recognition of his or her past services, whether or not services were rendered in his or her capacity as Director Emeritus. The Board has eliminated the plan for present and future Board members.

Under the Ivy Predecessor Funds board's plan, a Director Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a director of the Ivy Predecessor Funds.

Similarly, the board of the WRA Funds created an honorary emeritus position for former trustees of those funds (a “WRA Funds Trustee Emeritus”). Under that plan, an incumbent trustee who had attained the age of 70 could elect to serve as a Trustee Emeritus. Alternatively, if a trustee was initially elected on or after May 31, 1993 to the board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or an Other Trust was the successor, and had attained the age of 78, such trustee was required to resign his or her position as trustee and, unless he or she elected otherwise, serve as Trustee Emeritus. In either case, that trustee must have served as a trustee or director of the WRA Funds or an Other Trust for at least five years, which need not have been consecutive. A WRA Funds Trustee Emeritus received fees in recognition of his or her past services whether or not services were rendered in his or her Emeritus capacity, but he or she had no authority or responsibility with respect to the management of the Trust. The board of the WRA Funds combined with the Board of the Transaction Funds in 2017; therefore, the only Trustees on the Board of the Transaction Funds who were eligible for the position of WRA Funds Trustee Emeritus were those Trustees who were trustees of the WRA Funds on December 31, 2016. The Board has eliminated the WRA Funds Trustee Emeritus plan for past, present and future Board members effective on April 30, 2021, and the Funds discontinued payments under the plan on that date.

A WRA Funds Trustee Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a trustee or director. If a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust before May 31, 1993, such annual fee was payable as long as the trustee or director held WRA Funds Trustee Emeritus status, which could have been for the remainder of his or her lifetime. However, if a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an

 IVYSAI2 7/22

104

Other Trust on or after May 31, 1993, such WRA Funds Trustee Emeritus received such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her emeritus service, or in an equivalent lump sum. A Trustee who took the position of WRA Funds Trustee Emeritus after January 1, 2017, was only entitled to receive an annual fee in an amount equal to the annual retainer he or she received in 2016.

Each of Messrs. Jarold W. Boettcher, John A. Dillingham, and Frederick Vogel III served as a WRA Funds Trustee Emeritus. Mr. Vogel initially was elected to a board of directors of a fund in the Fund Complex before May 31, 1993, and therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a Director until the plan was eliminated. Each of the other WRA Funds Trustee Emeritus initially were elected after May 31, 1993, and each therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a trustee for three years commencing upon the date he became a WRA Funds Trustee Emeritus.

The fees paid to each WRA Funds Trustee Emeritus were allocated among the funds that were in existence at the time the WRA Funds Trustee Emeritus was elected to that status, based on each fund's net assets at that time. As a result of transactions by which certain Transaction Funds assumed the assets and liabilities of corresponding predecessor WRA Funds, such payments were the responsibility of the corresponding successor Funds.

The following table shows the total fees paid, as well as the portion of those fees paid by the Trust to the current WRA Funds Trustee Emeritus, for the fiscal year ended March 31, 2021:

Trustee Emeritus	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Jarold W. Boettcher	$167,770	$200,000
John A. Dillingham	$106,525	$127,500
Frederick Vogel III	$60,440	$78,500

 IVYSAI2 7/22

105

PART C
(Ivy Funds)
File Nos. 033-45961/811-06569
Post-Effective Amendment No. 199

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:
	(a)	Articles of Incorporation.
		(1)	Executed Amended and Restated Agreement and Declaration of Trust (August 15, 2017) incorporated into this filing by reference to Post-Effective Amendment No. 146 filed September 1, 2017.
			(i)	Amended and Restated Schedule A (June 10, 2022) to the Amended and Restated Agreement and Declaration of Trust attached as Exhibit No. EX-99.a.1.i.
	(b)	By-Laws. By-Laws (November 13, 2008) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed January 29, 2010.
	(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).
	(d)	Investment Advisory Contracts.
(1)

Executed Investment Management Agreement (April 30, 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

			(i)	Exhibit A (May 28, 2021) to the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
(2)

Executed Sub-Advisory Agreement (April 30, 2021) between Wilshire Advisors, LLC and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware Ivy Wilshire Global Allocation Fund (formerly, Ivy Wilshire Global Allocation Fund) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(3)

Second Amended and Restated Sub-Advisory Agreement (Active Management) (March 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and Macquarie Investment Management Global Limited attached as Exhibit No. EX-99.d.3.

			(i)	Amendment to Exhibit A to Second Amended and Restated Sub-Advisory Agreement (Active Management) attached as Exhibit No. EX-99.d.3.i
(4)

Sub-Advisory Agreement (Delaware Equity Funds) (May 30, 2019) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and Macquarie Investment Management Global Limited attached as Exhibit No. EX-99.d.4.

			(i)	Amendment to Schedule I to Sub-Advisory Agreement (Delaware Equity Funds) attached as Exhibit No. EX-99.d.4.i.
(5)

Sub-Advisory Agreement (Delaware Fixed Income Funds) (May 30, 2019) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and Macquarie Investment Management Global Limited attached as Exhibit No. EX-99.d.5.

			(i)	Amendment to Schedule I to Sub-Advisory Agreement (Delaware Fixed Income Funds) attached as Exhibit No. EX-99.d.5.i.
(6)

Sub-Advisory Agreement (May 30, 2019) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and Macquarie Funds Management Hong Kong Limited attached as Exhibit No. EX-99.d.6.

Amendment to Schedule I to Sub-Advisory Agreement (Macquarie Funds Management Hong Kong Limited) attached as Exhibit No. EX-99.d.6.i.
	(e)	Underwriting Contracts.
		(1)	Distribution Agreements.
(i)

Executed Distribution Agreement (April 30, 2021) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(ii)

Executed Sub-Distribution Agreement (April 29, 2021) by and among Delaware Funds®, Delaware Distributors, L.P., Ivy Distributors, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

	(f)	Bonus or Profit Sharing Contracts. Not applicable.
	(g)	Custodian Agreements.
		(1)	Executed Custody Agreement (March 9, 2012) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 73 filed June 1, 2012.
(i)

Amended and Restated Schedule I (November 5, 2018) to the Custody Agreement between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.

(2)

Executed Foreign Custody Manager Agreement (March 9, 2012) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 82 filed March 5, 2013.

(i)

Amended and Restated Annex I (November 5, 2018) to the Foreign Custody Manager Agreement between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.

		(3)	Securities Lending Authorization Agreement between The Bank of New York Mellon and the Registrant to be filed by Amendment.
	(h)	Other Material Contracts.
		(1)	Shareholder Services Agreement between Delaware Investments Fund Services Company and the Registrant to be filed by Amendment.
(2)

Executed Accounting and Administrative Services Agreement (November 13, 2008) between Waddell & Reed Services Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 68 filed March 31, 2010.

(i)

Amended and Restated Appendix A (November 5, 2018) to the Accounting and Administrative Services Agreement between Waddell & Reed Services Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.

(3)

Executed Master Interfund Lending Agreement (August 13, 2014) between the Registrant, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company incorporated into this filing by reference to Post-Effective Amendment No. 100 filed September 30, 2014.

(i) Amended and Restated Schedule A (November 5, 2018) to the Master Interfund Lending Agreement incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.
(ii) Amended and Restated Schedule B (November 5, 2018) to the Master Interfund Lending Agreement incorporated into this filing by reference to Post-Effective Amendment No. 163 filed January 28, 2019.
	(4)	Expense Reimbursement Agreements.
(i)

Executed Expense Reimbursement Agreement (October 26, 2021) by and among Delaware Management Company, Delaware Distributors, L.P., Waddell & Reed Services Company and the Registrant on behalf of the Delaware Ivy Accumulative Fund and Delaware Ivy Wilshire Global Allocation Fund incorporated by reference to Post-Effective Amendment No. 184 filed October 28, 2021.

(ii)

Executed Expense Reimbursement Agreement (January 24, 2022) by and among Delaware Management Company, Delaware Distributors, L.P., Waddell & Reed Services Company and the Registrant on behalf of the Delaware Ivy California Municipal High Income Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Systematic Emerging Markets Equity Fund (formerly, Delaware Ivy Emerging Markets Local Currency Debt Fund), Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund, Delaware Ivy Total Return Bond Fund and Delaware Sustainable Equity Income Fund (formerly, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund) incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(iii)

Expense Limitation Agreement by and among Delaware Management Company, Delaware Distributors, L.P. and the Registrant on behalf of the Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Climate Solutions Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Value Equity Fund, Delaware Ivy Global Growth Fund, Delaware Ivy High Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Global Real Estate Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy International Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Core Bond Fund, Delaware Real Estate Securities Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Small Cap Growth Fund and Delaware Ivy Value Fund to be filed by Amendment.

(v)

Executed Expense Reimbursement Agreement (November 15, 2021) by and among Delaware Management Company, Delaware Distributors, L.P., Waddell & Reed Services Company and the Registrant on behalf of the Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund and Delaware Ivy Global Bond Fund incorporated by reference to Post-Effective Amendment No. 187 filed November 23, 2021.

(vi)

Executed Expense Reimbursement Agreement (November 23, 2021) by and among Delaware Management Company, Delaware Distributors, L.P., Waddell & Reed Services Company and the Registrant on behalf of the Delaware Ivy Multi-Asset Real Return Fund and Delaware Ivy Total Return Bond Fund incorporated by reference to Post-Effective Amendment No. 187 filed November 23, 2021.

(5)

Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(i)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated by reference to Post-Effective Amendment No. 188 filed January 28 2022.

(ii)

Executed Amendment No. 1 (September 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(iii)

Executed Amendment No. 2 (October 11, 2021) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(i)	Legal Opinion.
	(1)	Opinion and Consent of Counsel (July 28, 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021
(2)

Opinion and Consent of Counsel (October, 27, 2021) with respect to Delaware Ivy Accumulative Fund and Delaware Ivy Wilshire Global Allocation Fund incorporated by reference to Post-Effective Amendment No. 184 filed October 28, 2021.

(3)

Opinion and Consent of Counsel (January 28, 2022) with respect to Delaware Ivy California Municipal High Income Fund, et al. incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(4)

Opinion and Consent of Counsel (January 28, 2022) with respect to Delaware Sustainable Equity Income Fund (formerly, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund) incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(j)	Other Opinions. Opinion and Consent of Registered Public Accounting Firm (July 2022) attached as Exhibit No. EX-99.j.
(k)	Omitted Financial Statements. Not applicable.
(l)	Initial Capital Agreements. Not applicable.
(m)	Rule 12b-1 Plan.
	(1)	Amended Distribution and Service Plan under Rule 12b-1 for Class A, Class C, Class R and Class Y Shares of Beneficial Interest (June 10, 2022) attached as Exhibit No. EX-99.m.1.
(n)	Rule 18f-3 Plan.
	(1)	Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 (May 18, 2022) attached as Exhibit No. EX-99.n.1.
(o)	Reserved.

	(p)	Codes of Ethics.
(1)

Code of Ethics for Macquarie Investment Management, Delaware Funds by Macquarie® and Optimum Fund Trust (September 8, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

		(2)	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG (June 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
		(3)	Code of Ethics for Macquarie Investment Management Europe Limited (March 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
		(4)	Code of Ethics for Macquarie Investment Management Global Limited (February 28, 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
		(5)	Code of Ethics for Macquarie Funds Management Hong Kong Limited (February 2016) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
		(6)	Code of Ethics for Wilshire Advisors, LLC (Wilshire Associates Incorporated) (September 2018) incorporated by reference to Post-Effective Amendment No. 161 filed October 26, 2018.
	(q)	Other.
		(1)	Powers of Attorney (January 20, 2022) incorporated by reference to Post-Effective Amendment No. 188 filed January 28, 2022.
Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.
Item 30.

Indemnification. Reference is made to Article 15 of the Distribution Agreement, filed by EDGAR on July 28, 2021 as Exhibit No. EX-99.e.1.i to Post-Effective Amendment No. 180 and to Article VII of the Amended and Restated Agreement and Declaration of Trust, filed by EDGAR on September 1, 2017, as Exhibit No. EX-99.(a)(18) to Post-Effective Amendment No. 146, each of which provide indemnification. Also refer to Section 3817 of the Delaware Statutory Trust Act.

Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and the above-described contract in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Funds® by Macquarie (the “Delaware Funds”) (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., Delaware Enhanced Global Dividend and Income Fund, Ivy Variable Insurance Portfolios, and Delaware Ivy High Income Opportunities Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Funds.

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA, 19106-2354, is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. Information on the directors and officers of the Manager set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-32108) is incorporated into this filing by reference. The Manager, with the approval of the Registrant’s board of trustees, selects sub-advisors for certain series of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the specified series of the Registrant.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), located at Kaerntner Strasse 28, 1010 Vienna, Austria, serves as a sub-advisor to Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Bond Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Income Fund, Delaware High Yield Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund, Delaware Ivy Total Return Bond Fund and Delaware Ivy Wilshire Global Allocation Fund. MIMAK is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MIMAK set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-113118) is incorporated into this filing by reference.

Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, serves as a sub-advisor to Delaware Global Real Estate Fund, Delaware Real Estate Securities Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Bond Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Income Fund, Delaware High Yield Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund, Delaware Ivy Total Return Bond Fund and Delaware Ivy Wilshire Global Allocation Fund. MIMEL is an affiliate of the Manager and a part of MAM. Information on the directors and officers of MIMEL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-111954) is incorporated into this filing by reference.

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, serves as a sub-advisor to Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Global Value Equity Fund, Delaware Real Estate Securities Fund, Delaware Sustainable Equity Income Fund, Delaware Ivy Accumulative Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Bond Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Growth Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Income Fund, Delaware High Yield Fund, Delaware Ivy International Core Equity Fund, Delaware International Small Cap Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Strategic Income Fund, Delaware Ivy Value Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Value Fund and Delaware Ivy Wilshire Global Allocation Fund. MIMGL is an affiliate of the Manager and a part of MAM. Information on the directors and officers of MIMGL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-106854) is incorporated into this filing by reference.

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, serves as a sub-advisor to Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Global Value Equity Fund, Delaware Real Estate Securities Fund, Delaware Sustainable Equity Income Fund, Delaware Ivy Accumulative Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund,Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware International Small Cap Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Value Fund, Delaware Ivy Natural Resources Fund and Delaware Ivy Wilshire Global Allocation Fund. MFMHKL is an affiliate of the Manager and a part of MAM. Information on the directors and officers of MFMHKL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-76257) is incorporated into this filing by reference

Wilshire Advisors, LLC (Wilshire), located at 1299 Ocean Avenue, Santa Monica, California, 90401, serves as sub-advisor to Delaware Ivy Wilshire Global Allocation Fund. Information on the members and officers of Wilshire set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-36233) is incorporated into this filing by reference.

Item 32.	Principal Underwriters.
	(a)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Funds by Macquarie® and the Optimum Fund Trust.
(b)

Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investments Distribution Partner, Inc.	Limited Partner	None
Brett D. Wright	President/ Head of Client Solutions Group Americas/Executive Director	None
David Brenner	Senior Vice President/Chief of Staff-Macquarie Investment Management	Senior Vice President/Chief of Staff
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/ General Counsel/Secretary
Michael E. Dresnin	Senior Vice President/Associate General Counsel/Assistant Secretary	Senior Vice President/Associate General Counsel/Assistant Secretary
Jamie Fox	Senior Vice President/ Divisional Sales Manager, CSG Americas/Division Director	None
Daniel V. Geatens	Senior Vice President/Head of US Fund Administration/Division Director	Senior Vice President/Head of US Fund Administration/Division Director
Jerel A. Hopkins	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
Rachel Jacobs	Senior Vice President/Head of Intermediary Distribution, CSG Americas/Executive Director	Senior Vice President/Head of Intermediary Distribution, CSG Americas/Executive Director
Eric S. Kleppe	Senior Vice President/Institutional Client Services/ Head of Institutional Relationship Management, CSG Americas/Associate Director	None
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer/Division Director	Senior Vice President/Chief Compliance Officer
Susan L. Natalini	Senior Vice President/ Chief Operating Officer Equity and Fixed Income/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments

Richard Salus	Senior Vice President/ Global Head of Fund Services/Division Director	Senior Vice President/Chief Financial Officer
Neil Siegel	Senior Vice President/Global Head of Marketing and Product/Executive Director	Senior Vice President/Chief Marketing and Product Officer
William Speacht	Senior Vice President/Deputy Chief Compliance Officer/Division Director	Senior Vice President/Deputy Chief Compliance Officer/Division Director
Kathryn R. Williams	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary
Christopher J. Calhoun	Vice President/ Head of US Fund Intermediary Services/Associate Director	None
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/ Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Joel A. Ettinger	Vice President/Associate Director	Vice President/Taxation
Robert T. Haenn	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	None
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Michael Q. Mahoney	Vice President/Head of US Provider Management/Associate Director	Vice President/Head of US Service Provider Management
Konstantine C. Mylonas	Vice President/Senior Relationship Manager, CSG Americas/Associate Director	None
Stephen R. Shamet	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Barry J. Slawter	Vice President/Retail Marketing & Content Strategy/Senior Manager	None
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Antoinette C. Robbins	Senior Compliance Officer	None
Sandy Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer

(c) Not applicable.
Item 33.

Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company and Delaware Distributors, L.P. (100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); Waddell & Reed Services Company, 6300 Lamar Avenue, Overland Park, Kansas 66202- 4200; BNY Mellon Investment Servicing (US) Inc. (4400 Computer Drive, Westborough, MA 01581-1722); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).

Item 34.	Management Services. None.
Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 29th day of July, 2022.

IVY FUNDS

By:	/s/ Shawn K. Lytle
Shawn K. Lytle President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Shawn K. Lytle		President/Chief Executive Officer	July 29, 2022
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	July 29, 2022
Jerome D. Abernathy

Thomas L. Bennett	*	Chair and Trustee	July 29, 2022
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	July 29, 2022
Ann D. Borowiec

Joseph W. Chow	*	Trustee	July 29, 2022
Joseph W. Chow

H. Jeffrey Dobbs	*	Trustee	July 29, 2022
H. Jeffrey Dobbs

John A. Fry	*	Trustee	July 29, 2022
John A. Fry

Joseph Harroz, Jr.	*	Trustee	July 29, 2022
Joseph Harroz, Jr.

Sandra A.J. Lawrence	*	Trustee	July 29, 2022
Sandra A.J. Lawrence

Frances A. Sevilla-Sacasa	*	Trustee	July 29, 2022
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	July 29, 2022
Thomas K. Whitford

Christianna Wood	*	Trustee	July 29, 2022
Christianna Wood

Janet L. Yeomans	*	Trustee	July 29, 2022
Janet L. Yeomans

Richard Salus	*	Senior Vice President/Chief Financial Officer	July 29, 2022
Richard Salus		(Principal Financial Officer)

*By: /s/ Shawn K. Lytle
Shawn K. Lytle
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Ivy Funds N-1A)

Exhibit No.	Exhibit
EX-99.a.1.i	Amended and Restated Schedule A (June 10, 2022) to the Amended and Restated Agreement and Declaration of Trust
EX-99.d.3

Second Amended and Restated Sub-Advisory Agreement (Active Management) (March 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and Macquarie Investment Management Global Limited

EX-99.d.3.i	Amendment to Exhibit A to the Second Amended and Restated Sub-Advisory Agreement (Active Management)
EX-99.d.4

Sub-Advisory Agreement (Delaware Equity Funds) (May 30, 2019) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and Macquarie Investment Management Global Limited

EX-99.d.4.i.	Amendment to Schedule I to Sub-Advisory Agreement (Delaware Equity Funds)
EX-99.d.5

Sub-Advisory Agreement (Delaware Fixed Income Funds) (May 30, 2019) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and Macquarie Investment Management Global Limited

EX-99.d.5.i	Amendment to Schedule I to Sub-Advisory Agreement (Delaware Fixed Income Funds)
EX-99.6	Sub-Advisory Agreement (May 30, 2019) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and Macquarie Funds Management Hong Kong Limited
EX-99.6.i	Amendment to Schedule I to Sub-Advisory Agreement (Macquarie Funds Management Hong Kong Limited
EX-99.j	Opinion and Consent of Registered Public Accounting Firm (July 2022)
EX-99.m.1	Amended Distribution and Service Plan under Rule 12b-1 for Class A, Class C, Class R and Class Y Shares of Beneficial Interest (June 10, 2022)
EX-99.n.1	Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 (May 18, 2022)